STATEMENT OF ADDITIONAL INFORMATION
                         7337 East Doubletree Ranch Road
                            Scottsdale, Arizona 85258
                                 (800) 992-0180
                                  March 1, 2002
                       (as supplemented on April 11, 2002)

                                ING EQUITY TRUST
                             ING Biotechnology Fund
                          ING MidCap Opportunities Fund
                              ING MidCap Value Fund
                             ING SmallCap Value Fund

                        ING FINANCIAL SERVICES FUND, INC.
                           ING Financial Services Fund

                                 ING FUNDS TRUST
                                ING Internet Fund
                          ING Tax Efficient Equity Fund

                       ING LARGE COMPANY VALUE FUND, INC.
                          ING Large Company Value Fund

                          ING GROWTH OPPORTUNITIES FUND
                          ING Growth Opportunities Fund

                           ING INVESTMENT FUNDS, INC.
                                ING MagnaCap Fund

                               ING MAYFLOWER TRUST
                             ING Growth + Value Fund
                        ING Research Enhanced Index Fund

                                ING MUTUAL FUNDS
                              ING Convertible Fund
                           ING Equity and Income Fund
                            ING LargeCap Growth Fund
                             ING MidCap Growth Fund
                            ING SmallCap Growth Fund

                         ING SMALLCAP OPPORTUNITIES FUND
                         ING SmallCap Opportunities Fund

      This Statement of Additional Information ("SAI") relates to each series listed above (each a "Fund" and collectively, the "ING Funds") of each investment company listed above (each a "Company"). A Prospectus or Prospectuses (the "Prospectus") for the ING Funds (except the ING MidCap Value Fund and ING SmallCap Value Fund), dated March 1, 2002, and a Prospectus for the ING MidCap Value Fund and ING SmallCap Value Fund, dated January 31, 2002, which provide the basic information you should know before investing in the ING Funds, may be obtained without charge from the ING Funds or the ING Funds' principal underwriter, ING Funds Distributor, Inc., at the address listed above. This SAI is not a prospectus and it should be read in conjunction with the Prospectuses noted above, which have been filed with the U.S. Securities and Exchange Commission ("SEC"). In addition, the financial statements from the ING Funds' Annual Reports dated May 31, 2001, and the ING Funds' Semi-Annual Reports dated November 30, 2001, are incorporated herein by reference. Copies of each ING Fund's Prospectus and Annual or Semi-Annual Reports may be obtained without charge by contacting the ING Funds at the address and phone number written above.

                                TABLE OF CONTENTS

                                                                          Page


HISTORY OF THE ING FUNDS...................................................1

MANAGEMENT OF THE ING FUNDS................................................4

INVESTMENT ADVISER FEES...................................................25

EXPENSE LIMITATION AGREEMENTS.............................................33

RULE 12b-1 PLANS..........................................................37

CODE OF ETHICS............................................................42

SUPPLEMENTAL DESCRIPTION OF INVESTMENTS...................................43

INVESTMENT RESTRICTIONS...................................................87

PORTFOLIO TRANSACTIONS...................................................104

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION...........................109

DETERMINATION OF SHARE PRICE.............................................116

SHAREHOLDER INFORMATION..................................................118

SHAREHOLDER SERVICES AND PRIVILEGES......................................118

DISTRIBUTIONS............................................................121

TAX CONSIDERATIONS.......................................................122

CALCULATION OF PERFORMANCE DATA..........................................129

Performance Comparisons..................................................133

GENERAL INFORMATION......................................................139

FINANCIAL STATEMENTS.....................................................141

                            HISTORY OF THE ING FUNDS

ING Equity Trust

      ING Equity Trust ("Equity Trust") is a Massachusetts business trust registered as an open-end management investment company. Equity Trust was organized in June of 1998. Equity Trust currently consists of seven separate diversified investment funds, and the following four are discussed in this SAI:
ING Biotechnology Fund ("Biotechnology Fund"), ING MidCap Opportunities Fund ("MidCap Opportunities Fund"), ING MidCap Value Fund ("MidCap Value Fund") and the ING SmallCap Value Fund ("SmallCap Value Fund"). On November 1, 1999, the name of Equity Trust was changed from the "Northstar Equity Trust" to "Pilgrim Equity Trust" and the name of MidCap Opportunities Fund was changed from "Northstar Mid-Cap Growth Fund" to "Pilgrim MidCap Opportunities Fund." On March 1, 2002, the name of Equity Trust was changed from "Pilgrim Equity Trust," and the name of MidCap Opportunities Fund was changed from "Pilgrim MidCap Opportunities Fund."

ING Financial Services Fund, Inc.

     ING Financial Services Fund, Inc. is a Maryland corporation registered as an open-end management investment company, consisting of one diversified series, ING Financial Services Fund ("Financial Services Fund"). ING Financial Services Fund, Inc. was organized in November 1985 and changed its name from "Pilgrim Regional BankShares, Inc." to "Pilgrim America Bank and Thrift Fund, Inc." in April, 1996. ING Financial Services Fund, Inc. operated as a closed-end fund prior to October 17, 1997. On October 16, 1997, shareholders approved open-ending the Fund, and since October 17, 1997, the Fund has operated as an open-end fund. On November 16, 1998, the name of the Fund was changed to "Pilgrim Bank and Thrift Fund, Inc." On May 22, 2001, the name of the Fund was changed from "Pilgrim Bank and Thrift Fund, Inc." to "Pilgrim Financial Services Fund, Inc." On March 1, 2002, the name of ING Financial Services Fund, Inc. was changed from "Pilgrim Financial Services Fund, Inc.," and the name of its sole series was changed from "Pilgrim Financial Services Fund."

ING Funds Trust

      ING Funds Trust ("Funds Trust") is a Delaware business trust registered as an open-end management investment company. ING Funds Trust was organized on July 30, 1998. Funds Trust currently consists of 11 separately managed series (nine diversified series and two non-diversified series), each with its own investment objective and policy, two of which, ING Internet Fund ("Internet Fund") and ING Tax-Efficient Equity Fund ("Tax-Efficient Equity Fund") are discussed in this SAI. Internet Fund is a non-diversified series of Funds Trust.

      On February 28, 2001, the name of Funds Trust was changed from "ING Funds Trust" to "Pilgrim Funds Trust," and the names of "ING Tax Efficient Equity Fund" and "ING Internet Fund" were changed to "Pilgrim Tax Efficient Equity Fund" and "Pilgrim Internet Fund," respectively. On March 1, 2002, the name of Funds Trust was changed from "Pilgrim Funds Trust" and the names of Internet Fund and Tax-Efficient Equity Fund were changed from "Pilgrim Tax Efficient Equity Fund" and "Pilgrim Internet Fund," respectively.

ING Growth Opportunities Fund

      ING Growth Opportunities Fund is a Massachusetts business trust registered as an open-end management investment company. ING Growth Opportunities Fund was organized in 1986 and consists of one diversified series, ING Growth Opportunities Fund ("Growth Opportunities Fund"). On November 1, 1999, the name of ING Growth Opportunities Fund and the name of its sole series were changed from "Northstar Growth Fund" (formerly Advantage Growth Fund) to "Pilgrim Growth Opportunities Fund." On March 1, 2002, the name of ING Growth Opportunities Fund and the name of its sole series were changed from "Pilgrim Growth Opportunities Fund."

ING Investment Funds, Inc.

      ING Investment Funds, Inc. ("Investment Funds") is a Maryland corporation registered as an open-end management investment company. Investment Funds was organized in July 1969. Investment Funds currently consists of two separate diversified investment funds, each with its own investment objective and policy, one of which, the ING MagnaCap Fund ("MagnaCap Fund") is discussed in this SAI.

      On July 14, 1995, the name of Investments Funds was changed from "Pilgrim Investment Funds, Inc." to "Pilgrim America Investment Funds, Inc.," MagnaCap Fund's name was changed from "Pilgrim MagnaCap Fund" to "Pilgrim America MagnaCap Fund." On November 16, 1998, the name of Investments Funds changed to "Pilgrim Investment Funds, Inc.," and the name of MagnaCap Fund changed to "Pilgrim MagnaCap Fund." On March 1, 2002, the name of Investment Funds was changed from "Pilgrim Investment Funds, Inc." and the name of MagnaCap Fund was changed from "Pilgrim MagnaCap Fund."

ING Large Company Value Fund, Inc.

      ING Large Company Value Fund, Inc. is a Maryland corporation registered as an open-end, diversified management investment company consisting on one diversified series, ING Large Company Value Fund ("Large Company Value Fund"). ING Large Company Value Fund, Inc. was organized in April 1991. ING Large Company Value Fund, Inc. was originally organized as a New Jersey corporation on February 11, 1959. On July 26, 2000, the name of ING Large Company Value Fund, Inc. was changed from "Lexington Growth and Income Fund, Inc." to "Pilgrim Growth and Income Fund, Inc.," and the name of its sole series was changed from "Lexington Growth and Income Fund" to "Pilgrim Growth and Income Fund." On March 1, 2002, the name of ING Large Company Value Fund, Inc. was changed from "Pilgrim Growth and Income Fund, Inc.," and the name of its sole series was changed from "Pilgrim Growth and Income Fund."

ING Mayflower Trust

      ING Mayflower Trust ("Mayflower Trust") is a Massachusetts business trust registered as an open-end management investment company. Mayflower Trust currently consists of three separate diversified investment funds, two of which are discussed in this SAI. Mayflower Trust was organized in 1993. ING Growth + Value Fund ("Growth + Value Fund") was organized in 1996. ING Research Enhanced Index Fund ("Research Enhanced Index Fund") was organized in 1998.

      On November 1, 1999, the name of Mayflower Trust was changed from "Northstar Trust" (formerly Northstar Advantage Trust) to "Pilgrim Mayflower Trust," and the names of the "Northstar Growth + Value Fund" and "Northstar Research Enhanced Index Fund" were changed to "Pilgrim Growth + Value Fund" and "Pilgrim Research Enhanced Index Fund," respectively. On March 1, 2002, the name of Mayflower Trust was changed from "Pilgrim Mayflower Trust," and the names of Growth + Value Fund and Research Enhanced Index Fund were changed from "Pilgrim Growth + Value Fund" and "Pilgrim Research Enhanced Index Fund," respectively.

ING Mutual Funds

      ING Mutual Funds ("Mutual Funds") is a Delaware business trust registered as an open-end management investment company. Mutual Funds was organized in 1992. Prior to a reorganization of Mutual Funds, which became effective on July 24, 1998 (the "Reorganization"), Mutual Funds offered shares in a number of separate diversified portfolios, each of which invested all of its assets in a corresponding master fund of Nicholas-Applegate Investment Trust (the "Master Trust"). The Reorganization eliminated this two-tiered "master-feeder" structure. Mutual Funds consists of twelve separate diversified investment funds, five of which are discussed in this SAI.

      On March 15, 1999, the name of Mutual was changed from "Nicholas-Applegate Mutual Funds" to "Pilgrim Mutual Funds," and the names of the Funds were changed as follows:

Old Name                                   New Name
--------                                   --------
Nicholas-Applegate Large Cap Growth Fund   Pilgrim Large Cap Growth Fund
Nicholas-Applegate Mid Cap Growth Fund     Pilgrim Mid Cap Growth Fund
Nicholas-Applegate Small Cap Growth Fund   Pilgrim Small Cap Growth Fund
Nicholas-Applegate Convertible Fund        Pilgrim Convertible Fund
                                           Nicholas-Applegate
Balanced Growth Fund                       Pilgrim Balanced Fund

      On May 24, 1999, the names of the following Funds were changed as follows:

Old Name                                   New Name
--------                                   --------
Pilgrim Large Cap Growth Fund              Pilgrim LargeCap Growth Fund
Pilgrim Mid Cap Growth Fund                Pilgrim MidCap Growth Fund
Pilgrim Small Cap Growth Fund              Pilgrim SmallCap Growth Fund


      On March 1, 2002, the name of Mutual Funds was changed from "Pilgrim Mutual Funds," and the names of the Funds were changed as follows:

Old Name                                 New Name
--------                                 --------
Pilgrim LargeCap Growth Fund             ING LargeCap Growth Fund
Pilgrim MidCap Growth Fund               ING MidCap Growth Fund
Pilgrim SmallCap Growth Fund             ING SmallCap Growth Fund
Pilgrim Convertible Fund                 ING Convertible Fund
Pilgrim Balanced Fund                    ING Equity and Income Fund
ING SmallCap Opportunities Fund

      ING SmallCap Opportunities Fund is a Massachusetts business trust registered as an open-end management investment company consisting of one diversified series, ING SmallCap Opportunities Fund ("SmallCap Opportunities Fund"). ING SmallCap Opportunities Fund was organized in 1986. On November 1, 1999, the name of ING SmallCap Opportunities Fund was changed from "Northstar Special Fund" (formerly Advantage Special Fund) to "Pilgrim SmallCap Opportunities Fund." On March 1, 2002, the name of ING SmallCap Opportunities Fund and the name of its sole series were changed from "Pilgrim SmallCap Opportunities Fund."

                           MANAGEMENT OF THE ING FUNDS

Management of the ING Funds

Set forth in the table below is information about each Director/Trustee of the ING Funds.

--------------------------------------------------------------------------------------------------------------
                                                                            Number of
                                   Term of                                  Portfolios
                                   Office                                   in Fund
                                   and                                      Complex
                       Position(s) Length                                   overseen by    Other Directorships
                       held with   of Time   Principal Occupation(s)        Director/      held by
Name, Address and Age    Fund      Served(1) during the Past 5 Years        Trustee        Director/Trustee
--------------------------------------------------------------------------------------------------------------
Independent
Directors/Trustees
--------------------------------------------------------------------------------------------------------------
Paul S. Doherty        Director/   10-29-99  Retired.  Mr. Doherty was          106      Mr. Doherty is a
7337 E. Doubletree     Trustee     to        formerly President and                      Trustee of the GCG
Ranch Rd.                          Present   Partner, Doherty, Wallace,                  Trust (February
Scottsdale, Arizona                          Pillsbury and Murphy, P.C.,                 2002 to present).
85258                                        Attorneys (1996 to 2001) and
Age:  67                                     a Director of Tambrands,
                                             Inc. (1993 to 1998).  Mr.
                                             Doherty was formerly a
                                             Trustee of each of the funds
                                             managed by Northstar
                                             Investment Management
                                             Corporation (1993 to 1999).


J. Michael Earley      Director/   2-22-02   President and Chief                106      Mr. Earley is a
7337 E. Doubletree     Trustee     to        Executive Officer of Bankers                Trustee of the GCG
Ranch Rd.                          Present   Trust Company, N.A. (1992 to                Trust (1997 to
Scottsdale, Arizona                          present).                                   present).
85258
Age:  56


R. Barbara Gitenstein  Director/   2-22-02   President of the College of        106      Dr. Gitenstein is a
7337 E. Doubletree     Trustee     to        New Jersey (1999 to                         Trustee of the GCG
Ranch Rd.                          Present   present); Executive Vice                    Trust (1997 to
Scottsdale, Arizona                          President and Provost at                    present).
85258                                        Drake University (1992 to
Age:  53                                     1998).


Walter H. May          Director/   10-29-99  Retired.  Mr. May was              106      Mr. May is a
7337 E. Doubletree     Trustee     to        formerly Managing Director                  Trustee of the Best
Ranch Rd.                          Present   and Director of Marketing                   Prep Charity (1991
Scottsdale, Arizona                          for Piper Jaffray, Inc., an                 to present) and the
85258                                        investment                                  GCG Trust (February
Age:  65                                     banking/underwriting firm.                  2002 to present).
                                             Mr. May was formerly a
                                             Trustee of each of the funds
                                             managed by Northstar
                                             Investment Management
                                             Corporation (1996 to 1999).


Jock Patton            Director/   8-28-95   Private Investor.  Mr.             106      Mr. Patton is a
7337 E. Doubletree     Trustee     to        Patton was formerly a                       Trustee of the GCG
Ranch Rd.                          Present   Director and Chief Executive                Trust (February
Scottsdale, Arizona                          Officer of Rainbow                          2002 to present).
85258                                        Multimedia Group, Inc.                      He is also Director
Age:  56                                     (January 1999 to December                   of Hypercom Inc.
                                             2001); Director of Stuart                   and JDA Software
                                             Entertainment, Inc.;                        Group, Inc.
                                             Director of Artisoft, Inc.                  (January 1999 to
                                             (1994 to 1998); President                   present); National
                                             and co-owner of StockVal,                   Airlines, Inc.; and
                                             Inc. (November 1992 to June                 BG Associates, Inc.
                                             1997) and a Partner and
                                             Director of the law firm of
                                             Streich, Lang P.A. (1972 to
                                             1993).
--------------------------------------------------------------------------------------------------------------
-------------
(1)   Directors/Trustees  serve until their  successors  are duly  elected and qualified.


--------------------------------------------------------------------------------------------------------------
David W.C. Putnam      Director/   10-29-99  President and Director of          106      Mr. Putnam is a
7337 E. Doubletree     Trustee     to        F.L. Putnam Securities                      Trustee of the GCG
Ranch Rd.                          Present   Company, Inc. and its                       Trust (February
Scottsdale, Arizona                          affiliates.  Mr. Putnam is                  2002 to present).
85258                                        also President, Secretary                   He is also a
Age:  62                                     and Trustee of The                          Director of F.L.
                                             Principled Equity Market                    Putnam Securities
                                             Fund.  Mr. Putnam was                       Company, Inc. (June
                                             formerly a Director /Trustee                1978 to present);
                                             of Trust Realty Corp.,                      F.L. Putnam
                                             Anchor Investment Trust, and                Investment
                                             Bow Ridge Mining Co.; and                   Management Company
                                             each of the funds managed by                (December 2001 to
                                             Northstar Investment                        present); Asian
                                             Management Corporation (1994                American Bank and
                                             to 1999).                                   Trust Company (June
                                                                                         1992 to present); and
                                                                                         Notre Dame Health
                                                                                         Care Center (1991 to
                                                                                         present). He is also
                                                                                         a Trustee of The
                                                                                         Principled Equity
                                                                                         Market Fund (November
                                                                                         1996 to present);
                                                                                         Progressive Capital
                                                                                         Accumulation Trust
                                                                                         (August 1998 to
                                                                                         present); Anchor
                                                                                         International Bond
                                                                                         Trust (December 2000
                                                                                         to present); F.L.
                                                                                         Putnam Foundation
                                                                                         (December 2000 to
                                                                                         present); Mercy
                                                                                         Endowment Foundation
                                                                                         (1995 to present);
                                                                                         and an Honorary
                                                                                         Trustee of Mercy
                                                                                         Hospital (1973 to
                                                                                         present).
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
Blaine E. Rieke        Director/   2-26-01   General Partner of                 106      Mr. Rieke is a
7337 E. Doubletree     Trustee     to        Huntington Partners, an                     Director/Trustee of
Ranch Rd.                          Present   investment partnership (1997                the GCG Trust
Scottsdale, Arizona                          to present).  Mr. Rieke was                 (February 2002 to
85258                                        formerly Chairman and Chief                 present) and the
Age:  68                                     Executive Officer of Firstar                Morgan Chase Trust
                                             Trust Company (1973 to                      Co. (January 1998
                                             1996).  Mr. Rieke was                       to present).
                                             formerly the Chairman of the
                                             Board and a Trustee of each
                                             of the funds managed by ING
                                             Investment Management Co.
                                             LLC (1998 to 2001).


Roger B. Vincent       Director/   2-22-02   President of Spingwell             106      Mr. Vincent is a
7337 E. Doubletree     Trustee     to        Corporation, a corporate                    Trustee of the GCG
Ranch Rd.                          Present   advisory firm (1989 to                      Trust (1994 to
Scottsdale, Arizona                          present).  Mr. Vincent was                  present).  Mr.
85258                                        formerly a Director of                      Vincent also is a
Age: 56                                      Tatham Offshore,                            Director of
                                             Inc. (1996 to 2000) and                     AmeriGas Propane,
                                             Petrolane, Inc. (1993 to                    In.c (1998 to
                                             1995).                                      present).



Richard A. Wedemeyer   Director/   2-26-01   Vice President - Finance and       106      Mr. Wedemeyer is a
7337 E. Doubletree     Trustee     to        Administration - of the                     Trustee of the GCG
Ranch Rd.                          Present   Channel Corporation, an                     Trust (February
Scottsdale, Arizona                          importer of specialty alloy                 2002 to present)
85258                                        aluminum products (1996 to                  and Touchstone
Age:  65                                     present).  Mr. Wedemeyer was                Consulting Group
                                             formerly Vice President -                   (1997 to present).
                                             Finance and Administration -
                                             of Performance Advantage,
                                             Inc., a provider of training
                                             and consultation services
                                             (1992 to 1996) and Vice
                                             President, Operations and
                                             Administration, of Jim
                                             Henson Productions (1979 to
                                             1997).  Mr. Wedemeyer was
                                             formerly a Trustee of First
                                             Choice Funds (1997 to
                                             2001).  Mr. Wedemeyer was
                                             also a Trustee of each of
                                             the funds managed by ING
                                             Investment Management Co.
                                             LLC (1998 to 2001).
--------------------------------------------------------------------------------------------------------------
Directors/Trustees
who are "Interested
Persons"
--------------------------------------------------------------------------------------------------------------
R. Glenn Hilliard(2)   Director/   2-26-02   Chairman and CEO of ING            106      Mr. Hilliard is a
ING Americas           Trustee     to        Americas and a member of its                Trustee of the GCG
5780 Powers Ferry                  Present   Americas Executive Committee                Trust (February
Road, NW Atlanta, GA                         (1999 to present). Mr.                      2002 to present).
30327                                        Hilliard was formerly                       Mr. Hilliard also
Age:  59                                     Chairman and CEO of ING                     serves as a member
                                             North America, encompassing                 of the Board of
                                             the U.S., Mexico and Canada                 Directors of the
                                             regions (1994 to 1999).                     Clemson University
                                                                                         Foundation, the
                                                                                         Board of Councilors
                                                                                         for the Carter
                                                                                         Center, a Trustee
                                                                                         of the Woodruff
                                                                                         Arts Center and
                                                                                         sits on the Board
                                                                                         of Directors for
                                                                                         the High Museum of
                                                                                         Art.
--------------------------------------------------------------------------------------------------------------

--------------
(2)   Mr. Hilliard is an "interested person," as defined by the Investment
      Company Act of 1940, as amended ("1940 Act"), because of his relationship with ING Americas, an affiliate of ING Investments, LLC.


--------------------------------------------------------------------------------------------------------------
Thomas J. McInerney(3) Director/   2-26-01   Chief Executive Officer, ING       156      Mr. McInerney
7337 E. Doubletree     Trustee     to        U.S. Financial Services                     serves as
Ranch Rd.                          Present   (October 2001 to present);                  Director/Trustee of
Scottsdale, Arizona                          President, Chief Executive                  the GCG Trust
85258                                        Officer and Director of                     (February 2002 to
Age:  45                                     Northern Life Insurance                     present); Aeltus
                                             Company (2001 to present);                  Investment
                                             and President and Director                  Management, Inc.
                                             of Aetna Life Insurance &                   (1997 to present);
                                             Annuity Company (1997 to                    each of the Aetna
                                             present), Aetna Retirement                  Funds (April 2002
                                             Holdings, Inc. (1997 to                     to present);
                                             present), Aetna Investment                  Ameribest Life
                                             Adviser Holding Company                     Insurance Co. (2001
                                             (2000 to present), and Aetna                to present);
                                             Retail Holding Company (2000                Equitable Life
                                             to present).  Mr. McInerney                 Insurance Co. (2001
                                             was formerly General Manager                to present); First
                                             and Chief Executive Officer                 Columbine Life
                                             of ING Worksite Division                    Insurance Co. (2001
                                             (December 2000 to October                   to present); Golden
                                             2001); President of Aetna                   American Life
                                             Financial Services (August                  Insurance Co. (2001
                                             1997 to December 2000), Head                to present); Life
                                             of National Accounts and                    Insurance Company
                                             Core Sales and Marketing for                of Georgia (2001 to
                                             Aetna U.S. Healthcare (April                present);
                                             1996 to March 1997), Head of                Midwestern United
                                             Corporate Strategies for                    Life Insurance Co.
                                             Aetna Inc. (July 1995 to                    (2001 to present);
                                             April 1996), and has held a                 ReliaStar Life
                                             variety of line and                         Insurance Co. (2001
                                             corporate staff positions                   to present);
                                             since 1978.                                 Security Life of
                                                                                         Denver (2001 to
                                                                                         present); Security
                                                                                         Connecticut Life
                                                                                         Insurance Co. (2001
                                                                                         to present);
                                                                                         Southland Life
                                                                                         Insurance Co. (2001
                                                                                         to present); USG
                                                                                         Annuity and Life
                                                                                         Company (2001 to
                                                                                         present); and United
                                                                                         Life and Annuity
                                                                                         Insurance Co. Inc
                                                                                         (2001 to present).
                                                                                         Mr. McInerney is a
                                                                                         member of the Board
                                                                                         of the National
                                                                                         Commission on
                                                                                         Retirement Policy,
                                                                                         the Governor's
                                                                                         Council on Economic
                                                                                         Competitiveness and
                                                                                         Technology of
                                                                                         Connecticut, the
                                                                                         Board of Directors of
                                                                                         the Connecticut
                                                                                         Business and Industry
                                                                                         Association, the
                                                                                         Board of Trustees of
                                                                                         the Bushnell, the
                                                                                         Board for the
                                                                                         Connecticut Forum,
                                                                                         and the Board of the
                                                                                         Metro Hartford
                                                                                         Chamber of Commerce,
                                                                                         and is Chairman of
                                                                                         Concerned Citizens
                                                                                         for Effective
                                                                                         Government.

--------------------------------------------------------------------------------------------------------------

-------------
(3)   Mr. McInerney is an "interested person," as defined by the 1940 Act, because of his affiliation with ING U.S. Worksite Financial Services, an affiliate of ING Investments, LLC.


--------------------------------------------------------------------------------------------------------------
John G. Turner(4)      Chairman    10-29-99  President, Turner Investment       106      Mr. Turner serves
7337 E. Doubletree     and         to        Company (since January                      as a member of the
Ranch Rd.              Director/   Present   2002).  Mr. Turner was                      Board of the GCG
Scottsdale, Arizona    Trustee               formerly Vice Chairman of                   Trust. Mr. Turner
85258                                        ING Americas (2000 to 2001);                also serves as
Age:  62                                     Chairman and Chief Executive                Director of the
                                             Officer of ReliaStar                        Hormel Foods
                                             Financial Corp. and                         Corporation (May
                                             ReliaStar Life Insurance                    2000 to present);
                                             Company (1993 to 2000);                     Shopko Stores, Inc.
                                             Chairman of ReliaStar United                (August 1999 to
                                             Services Life Insurance                     present); and M.A.
                                             Company (1995 to 1998);                     Mortenson Co. (March
                                             Chairman of ReliaStar Life                  2002 to present).
                                             Insurance Company of New
                                             York (1995 to 2001);
                                             Chairman of Northern Life
                                             Insurance Company (1992 to
                                             2000); Chairman and
                                             Director/Trustee of the
                                             Northstar affiliated
                                             investment companies (1993 to
                                             2001) and Director, Northstar
                                             Investment Management
                                             Corporation and its affiliates
                                             (1993 to 1999).
--------------------------------------------------------------------------------------------------------------

-------------
(4) Mr. Turner is an "interested person," as defined by the 1940 Act, because of his former affiliation with ING Americas, an affiliate of ING Investments,
    LLC.

Officers

      Information about the ING Funds' officers are set forth in the table below:

------------------------------------------------------------------------------------------------------------------------------
                        Positions Held with   Term of Office and Length         Principal Occupation(s) During the Last Five
 Name, Address and Age      the Fund          of Time Served (1)(2)(3)                           Years (4)
------------------------------------------------------------------------------------------------------------------------------

 James M. Hennessy       President, Chief     March 2002 to Present             President and Chief Executive Officer of ING
 7337 E. Doubletree      Executive Officer    (for the ING Funds)               Capital Corporation, LLC, ING Funds
 Ranch Rd.               and Chief Operating                                    Services, LLC, ING Advisors, Inc., ING
 Scottsdale, Arizona     Officer                                                Investments, LLC, Lexington Funds
 85258                                        February 2001 to March 2002       Distributor, Inc., Express America T.C. Inc.
 Age:  52                President, Chief     (for the Pilgrim Funds)           and EAMC Liquidation Corp. (since December
                         Executive Officer                                      2001); Executive Vice President and Chief
                         and Chief Operating                                    Operating Officer of ING Quantitative
                         Officer              July 2000 to February 2001        Management, Inc. (since October 2001) and
                                              (for the Pilgrim Funds)           ING Funds Distributor, Inc. (since June
                         Chief Operating                                        2000).  Formerly, Senior Executive Vice
                         Officer                                                President (June 2000 to December 2000) and
                                                                                Secretary (April 1995 to December 2000)
                                                                                of ING Capital Corporation, LLC, ING
                                                                                Funds Services, LLC, ING Investments,
                                                                                LLC, ING Advisors, Inc., Express America
                                                                                T.C. Inc., and EAMC Liquidation Corp.;
                                                                                and Executive Vice President, ING
                                                                                Capital Corporation, LLC and its
                                                                                affiliates (May 1998 to June 2000) and
                                                                                Senior Vice President, ING Capital
                                                                                Corporation, LLC and its affiliates
                                                                                (April 1995 to April 1998).


 Stanley D. Vyner        Executive Vice       March 2002 to Present             Executive Vice President of ING Advisors,
 7337 E. Doubletree      President            (for the ING Funds)               Inc. and ING Investments, LLC (since July
 Ranch Rd.                                                                      2000) and Chief Investment Officer of the
 Scottsdale, Arizona                          July 1996 to March 2002           International Portfolios, ING Investments,
 85258                   Executive Vice       (for the international            LLC (since July 1996).  Formerly, President
 Age:  51                President            portfolios of the Pilgrim Funds)  and Chief Executive Officer of ING
                                                                                Investments, LLC (August 1996 to August
                                                                                2000).


 Mary Lisanti            Executive Vice       March 2002 to Present             Executive Vice President of ING Investments,
 7337 E. Doubletree      President            (for the ING Funds)               LLC and ING Advisors, Inc. (since November
 Ranch Rd.                                                                      1999) and of ING Quantitative Management,
 Scottsdale, Arizona                          May 1998 to March 2002            Inc. (since July 2000); Chief Investment
 85258                   Executive Vice       (for the domestic equity          Officer of the Domestic Equity Portfolios,
 Age:  45                President            portfolios of the Pilgrim Funds)  ING Investments, LLC (since 1999).
                                                                                Formerly, Executive Vice President and
                                                                                Chief Investment Officer for the
                                                                                Domestic Equity Portfolios of Northstar
                                                                                Investment Management Corporation, whose
                                                                                name changed to Pilgrim Advisors, Inc.
                                                                                and subsequently became part of ING
                                                                                Investments, LLC (May 1998 to October
                                                                                1999); Portfolio Manager with Strong
                                                                                Capital Management (May 1996 to 1998); a
                                                                                Managing Director and Head of Small- and
                                                                                Mid-Capitalization Equity Strategies at
                                                                                Bankers Trust Corp. (1993 to 1996).


 Michael J. Roland       Executive Vice       March 2002 to Present             Executive Vice President, Chief Financial
 7337 E. Doubletree      President,           (for the ING Funds)               Officer and Treasurer of ING Funds Services,
 Ranch Rd.               Assistant Secretary                                    LLC, ING Funds Distributor, Inc., ING
 Scottsdale, Arizona     and Principal                                          Advisors, Inc., ING Investments, LLC, ING
 85258                   Financial Officer    June 1998 to March 2002           Quantitative Management, Inc., Lexington
 Age:  43                                     (for the Pilgrim Funds)           Funds Distributor, Inc., Express America
                         Senior Vice                                            T.C. Inc. and EAMC Liquidation Corp. (since
                         President and                                          December 2001).  Formerly, Senior Vice
                         Principal Financial                                    President, ING Funds Services, LLC, ING
                         Officer                                                Investments, LLC, and ING Funds Distributor,
                                                                                Inc. (June 1998 to December 2001) and Chief
                                                                                Financial Officer of Endeavor Group (April
                                                                                1997 to June 1998).


 Ralph G. Norton III     Senior Vice          March 2002 to Present             Senior Vice President of ING Investment
 7337 E. Doubletree      President            (for the ING Funds)               Advisors, Inc. and ING Investments, LLC
 Ranch Rd.                                                                      (since October 2001) and Chief Investment
 Scottsdale, Arizona                          August 2001 to March 2002         Officer of the Fixed Income Portfolios, ING
 85258                   Senior Vice          (for the fixed income             Investments, LLC  (since October 2001).
 Age: 42                 President            portfolios of the Pilgrim Funds)  Formerly, Senior Market Strategist, Aeltus
                                                                                Investment Management, Inc. (January 2001 to
                                                                                August 2001) and Chief Investment Officer,
                                                                                ING Investments, LLC  (1990 - January 2001).


 Robert S. Naka          Senior Vice          March 2002 to Present             Senior Vice President and Assistant
 7337 E. Doubletree      President and        (for the ING Funds)               Secretary of ING Funds Services, LLC, ING
 Ranch Rd.               Assistant Secretary                                    Funds Distributor, Inc., ING Advisors, Inc.,
 Scottsdale, Arizona                          November 1999 to March 2002       ING Investments, LLC, ING Quantitative
 85258                   Senior Vice          (for the Pilgrim Funds)           Management, Inc. (since October 2001) and
 Age:  38                President and                                          Lexington Funds Distributor, Inc. (since
                         Assistant Secretary  July 1994 to November 1999        December 2001).  Formerly, Vice President,
                                              (for the Pilgrim Funds)           ING Investments, LLC (April 1997 to October
                         Assistant                                              Secretary 1999), ING Funds Services, LLC
                                                                                (February 1997 to August 1999) and
                                                                                Assistant Vice President, ING Funds
                                                                                Services, LLC (August 1995 to February
                                                                                1997).


 Robyn L. Ichilov        Vice President and   March 2002 to Present             Vice President of ING Funds Services, LLC
 7337 E. Doubletree      Treasurer            (for the ING Funds)               (since October 2001) and ING Investments,
 Ranch Rd.                                                                      LLC (since August 1997); Accounting Manager,
 Scottsdale, Arizona     Vice President and   May 1998 to March 2002            ING Investments, LLC (since November 1995).
 85258                   Treasurer            (for the Pilgrim Funds)
 Age:  34
                         Vice President       November 1997 to May 1998
                                              (for the Pilgrim Funds)


 Kimberly A. Anderson    Vice President and   March 2002 to Present             Vice President for ING Quantitative
 7337 E. Doubletree      Secretary            (for the ING Funds)               Management, Inc. (since October 2001); Vice
 Ranch Rd.                                                                      President and Assistant Secretary of ING
 Scottsdale, Arizona                          February 2001 to March 2002       Funds Services, LLC, ING Funds Distributor,
 85258                                        (for the Pilgrim Funds)           Inc., ING Advisors, Inc., ING Investments,
 Age:  37                                                                       LLC (since October 2001) and Lexington Funds
                                                                                Distributor, Inc. (since December 2001).
                                                                                Formerly, Assistant Vice President of
                                                                                ING Funds Services, LLC (November 1999
                                                                                to January 2001) and has held various
                                                                                other positions with ING Funds Services,
                                                                                LLC for more than the last five years.


 Lourdes R. Bernal       Vice President       March 2002 to Present             Vice President of ING Investments, LLC
 7337 E. Doubletree                           (for certain ING Funds)           (since January 2002). Prior to joining ING
 Ranch Rd.                                                                      Investments, LLC in 2002, Ms. Bernal was a
 Scottsdale, Arizona                          February 2002 to present          Senior Manager in the Investment Management
 85258                                        (for the Pilgrim Funds)           Practice, PricewaterhouseCoopers LLP (July
 Age:  32                                                                       2000 to December 2001); Manager,
                                                                                PricewaterhouseCoopers LLP (July 1998 to
                                                                                July 2000); Manager, Coopers & Lybrand
                                                                                LLP (July 1996 to June 1998); Senior
                                                                                Associate, Coopers & Lybrand LLP (July
                                                                                1992 to June 1996); and Associate,
                                                                                Coopers & Lybrand LLP (August 1990 to
                                                                                June 1992).


 Todd Modic               Assistant Vice      March 2002 to Present             Director of Financial Reporting of ING
 7337 E. Doubletree       President           (for certain ING Funds)           Investments, LLC (since March 2001).
 Ranch Rd.                                                                      Formerly, Director of Financial Reporting,
 Scottsdale, Arizona                          August 2001 to March 2002         Axient Communications, Inc. (May 2000 to
 85258                                        (for the Pilgrim Funds)           January 2001) and Director of Finance,
 Age:  34                                                                       Rural/Metro Corporation (March 1995 to May
                                                                                2000).

 Maria M. Anderson       Assistant Vice       March 2002 to Present             Assistant Vice President of ING Funds
 7337 E. Doubletree      President            (for certain ING Funds)           Services, LLC (since October 2001).
 Ranch Rd.                                                                      Formerly, Manager of Fund Accounting and
 Scottsdale, Arizona                          August 2001 to March 2002         Fund Compliance, ING Investments, LLC
 85258                                        (for the Pilgrim Funds)           (September 1999 to November 2001); Section
 Age: 43                                                                        Manager of Fund Accounting, Stein Roe Mutual
                                                                                Funds (July 1998 to August 1999); and
                                                                                Financial Reporting Analyst, Stein Roe
                                                                                Mutual Funds (August 1997 to July 1998).


 Robert K. Kinsey        Vice President and   March 2002 to Present             Vice President, ING Investments, LLC (since
 7337 E. Doubletree      Portfolio Manager    (for certain ING Funds)           March 1999).  Formerly, Vice President and
 Ranch Rd.               (Equity and Income                                     Fixed Income Portfolio Manager, Federated
 Scottsdale, Arizona     Fund)                March 1999 to March 2002          Investors (January 1995 to March 1999);
 85258                                        (for certain Pilgrim Funds)       Principal and Sub-Adviser, Harris Investment
 Age:  42                                                                       Management (July 1992 to January 1995).


 Edwin Schriver          Senior Vice          March 2002 to Present             Senior Vice President (since November 1999)
 7337 E. Doubletree      President and        (for certain ING Funds)           and Senior Portfolio Manager (since October
 Ranch Rd.               Senior Portfolio                                       2001) for ING Investments, LLC.   Formerly,
 Scottsdale, Arizona     Manager (Equity and  November 1999 to March 2002       Senior High Yield Analyst, Dreyfus Corporation
 85258                   Income Fund)         (for certain Pilgrim Funds)       (April 1998 to November 1999); and President
 Age:  56                                                                       of Cresent City Research (July 1993 to April
                                                                                1998).


 Steven Rayner           Vice President and   March 2002 to Present             Vice President of ING Investments, LLC
 7337 E. Doubletree      Co-Portfolio Manager (for certain ING Funds)           (since October 2001).  Formerly, Assistant
 Ranch Rd.               (Financial Services                                    Vice President, ING Investments, LLC;
 Scottsdale, Arizona     Fund)                January 2001 to March 2002        (February 1998 to January 2001) and has held
 85258                                        (for certain Pilgrim Funds)       various other positions with ING
 Age:  35                                                                       Investments, LLC and its predecessors since
                                                                                June 1995.


 Robert Kloss            Vice President and   March 2002 to Present             Vice President of ING Investments, LLC (since
 7337 E. Doubletree      Co-Portfolio         (for certain ING Funds)           January 2001) and has held various other
 Ranch Rd.               Manager                                                positions with ING  Investments, LLC and its
 Scottsdale, Arizona     (Financial Services  January 2001                      predecessors for the last five years.
 85258                   Fund)                to March 2002
 Age:  45                                     (for certain Pilgrim Funds)


 Thomas Jackson          Senior Vice          March 2002 to Present             Senior Vice President, ING Investments, LLC
 7337 E. Doubletree      President and        (for certain ING Funds)           (since June 2001) and ING Advisors, Inc.
 Ranch Rd.               Senior Portfolio                                       (since October 2001); and Senior Portfolio
 Scottsdale, Arizona     Manager              June 2001 to March 2002           Manager for ING Investments, LLC and ING
 85258                   (Large Company       (for certain Pilgrim Funds)       Advisors, Inc. (since October 2001).
 Age:  56                Value, MagnaCap,                                       Formerly, Managing Director, Prudential
                         Tax Efficient                                          Investments (April 1990 to December 2000);
                         Equity and Equity                                      and prior to April 1990, Co-Chief Investment
                         and Income Funds)                                      Officer and Managing Director at Century
                                                                                Capital Associates and Red Oak Advisors.


 Jeffrey Bernstein       Senior Vice          March 2002 to Present             Senior Vice President (since October 1999)
 7337 E. Doubletree      President and        (for certain ING Funds)           of ING Investments, LLC and Senior Portfolio
 Ranch Rd.               Senior Portfolio                                       Manager (since October 2001) for ING
 Scottsdale, Arizona     Manager              June 2000 to March 2002           Advisors, Inc. and ING Investments, LLC.
 85258                   (Growth              (for certain Pilgrim Funds)       Formerly, Portfolio Manager, Northstar
 Age:  35                Opportunities,                                         Investment Management Corporation, whose
                         LargeCap Growth,                                       name changed to Pilgrim Advisors, Inc. and
                         MidCap                                                 subsequently became part of ING Investments,
                         Opportunities and                                      LLC (May 1998 to October 1999); Portfolio
                         MidCap Growth Funds)                                   Manager, Strong Capital Management (1997 to
                                                                                May 1998); and Portfolio Manager,
                                                                                Berkeley Capital (1995 to 1997).


 Andrew Chow             Vice President and   March 2002 to Present             Vice President, ING Investments, LLC (since
 7337 E. Doubletree      Portfolio Manager    (for certain ING Funds)           September 2000).  Formerly, Portfolio
 Ranch Rd.               (Convertible Fund)                                     Manager, Conseco Convertible Securities
 Scottsdale, Arizona 85258                    October 2001 to March 2002        Fund  (1998 to August 2000) and managed
 Age:  38                                     (for certain Pilgrim Funds)       convertible securities accounts with Conseco
                                                                                (1991 to 1998).


 James Vail               Senior Vice         March 2002 to Present             Senior Vice President for ING Investments,
 7337 E. Doubletree       President and       (for certain ING Funds)           LLC (since June 2001) and Portfolio Manager
 Ranch Rd.                Portfolio Manager                                     of ING Investments, LLC and ING Advisors,
 Scottsdale, Arizona      (Tax Efficient      June 2001 to March 2002           Inc. (since October 2001).  Formerly, Vice
 85258                    Equity Fund)        (for certain Pilgrim Funds)       President, Lexington Management Corporation
 Age:  57                                                                       (which was acquired by ING Investments,
                                                                                LLC's parent company in July 2000) (1991 to
                                                                                2000); and has held investment research
                                                                                positions with Chemical Bank, Oppenheimer &
                                                                                Co., Robert Fleming, Inc. and Beacon Trust
                                                                                Company, where he was a Senior Investment
                                                                                Analyst.
------------------------------------------------------------------------------------------------------------------------------


(1) The officers hold office until the next annual meeting of the Directors/Trustees and until their successors shall have been elected and qualified.

(2) Prior to May 1999, the Pilgrim family of funds consisted of 5 registrants with 8 series. As of May 24, 1999, the former Nicholas-Applegate Capital Management funds (consisting of 1 registrant with 11 series) joined the fund complex and the fund complex retained the name "Pilgrim Funds." On November 16, 1999, the former Northstar funds (consisting of 9 registrants with 22 series) joined the fund complex and the fund complex retained the name "Pilgrim Funds." On July 26, 2000, the former Lexington funds (consisting of 14 registrants with 14 series) joined the fund complex and the fund complex retained the name "Pilgrim Funds." On March 23, 2001, the original ING funds (consisting of 2 registrants with 18 series) joined the fund complex and the fund complex retained the name "Pilgrim Funds."

(3) On March 1, 2002, the former Aetna funds (consisting of 8 registrants with 50 series) joined the fund complex and the name of the fund complex changed to "ING Funds."

(4) The following documents the evolution of the name of each corporate entity referenced in the above biographies:

ING Investments, LLC (March 2002 - name changed
from ING Pilgrim Investments, LLC)
-----------------------------------------------
   ING Mutual Funds Management Co., LLC (April 2001 - merged
    into ING Pilgrim Investments, LLC)
   ING Pilgrim Investments, Inc. (February 2001 - merged into
    ING Pilgrim Investments, LLC)
   ING Pilgrim Investments, LLC (February 2001 - formed) ING Pilgrim Investments, Inc. (September 2000 - name changed from Pilgrim Investments, Inc.)
   Pilgrim Advisors, Inc.** (April 2000 - merged into Pilgrim
    Investments, Inc.)
   Pilgrim Investments, Inc. (October 1998 - name changed
    from Pilgrim America Investments, Inc.)
   Pilgrim America Investments, Inc. (April 1995 - name
    changed from Newco Advisory Corporation)
   Newco Advisory Corporation (December 1994 - incorporated)

    **Pilgrim Advisors, Inc. (November 1999 - name changed from Northstar Investment Management Corporation)


ING Funds Services, LLC (March 2002 - name changed
from ING Pilgrim Group, LLC)
--------------------------------------------------
   ING Pilgrim Group, Inc. (February 2001 - merged into
    Pilgrim Group LLC)
   ING Pilgrim Group, LLC (February 2001 - formed) ING Pilgrim Group, Inc. (September 2000 - name changed from Pilgrim Group, Inc.)
   Lexington Global Asset Managers, Inc. (July 2000 -
    merged into Pilgrim Group, Inc.)
   Northstar Administrators, Inc. (November 1999 - merged
    into Pilgrim Group, Inc.)
   Pilgrim Group, Inc. (October 1998 - name changed from
    Pilgrim American Group, Inc.)
   Pilgrim America Group, Inc. (April 1995 - name changed
    from Newco Holdings Management Corporation)
   Newco Holdings Management Corporation (December 1994 - incorporated)


ING Funds Distributor, Inc.  (March 2002 - name changed
from ING Pilgrim Securities, Inc.)
-------------------------------------------------------
   ING Pilgrim Securities, Inc. (September 2000 - name
    changed from Pilgrim Securities, Inc.)
   Northstar Distributors Inc. (November 1999 - merged into
    Pilgrim Securities, Inc.)
   Pilgrim Securities, Inc.  (October 1998 - name changed
    from Pilgrim America Securities, Inc.)
   Pilgrim America Securities, Inc. (April 1995 - name
    changed from Newco Distributors Corporation)
   Newco Distributors Corporation (December 1994
    -incorporated)


ING Capital Corporation, LLC (March 2002 - name changed
from ING Pilgrim
-------------------------------------------------------
    Capital Corporation, LLC)
   ING Pilgrim Capital Corporation (February 2001 - merged into ING Pilgrim
    Capital Corporation, LLC)
   ING Pilgrim Capital Corporation, LLC (February 2001 -
    formed)
   ING Pilgrim Capital Corporation (September 2000 - name
    changed from Pilgrim Capital Corporation)
   Pilgrim Capital Corporation (February 2000 - name changed
    from Pilgrim Holdings Corporation)
   Pilgrim Holdings Corporation (October 1999 - name changed from Northstar
    Holdings, Inc.)
   Northstar Holdings, Inc. (October 1999 - merged into
    Pilgrim Capital Corporation)
   Pilgrim Capital Corporation (June 1999 - name changed from
    Pilgrim America Capital Corporation)
   Pilgrim Capital Corporation (June 1999 - merged into
    Pilgrim America Capital Corporation)
   Pilgrim America Capital Corporation (April 1997 - incorporated)


ING Advisors, Inc. (March 2002 - name changed
from ING Pilgrim Advisors, Inc.)
---------------------------------------------
 ING Pilgrim Advisors, Inc. (March 2001 - name changed from
   ING Lexington Management Corporation)
 ING Lexington Management Corporation (October 2000 name
   changed from Lexington Management Corporation)
 Lexington Management Corporation (December 1996 - incorporated)


ING Quantitative Management, Inc. (March 2002 - name changed from ING Pilgrim Quantitative Management, Inc.)
------------------------------------------------------------
  ING Pilgrim Quantitative Management, Inc. (March 2001 - name changed from
    Market Systems Research Advisors)
  Market Systems Research Advisors, Inc. (November 1986 - incorporated)

Board of Directors/Trustees

      The Board of Directors/Trustees governs each Fund and is responsible for protecting the interests of shareholders. The Directors/Trustees are experienced executives who oversee the ING Funds' activities, review contractual arrangements with companies that provide services to each Fund, and review each Fund's performance.

      Committees

      An Executive Committee of the Board of Directors/Trustees was formed in order to act on behalf of the full Board of Directors/Trustees between meetings when necessary. The following Directors/Trustees serve as members of the Executive Committee: Messrs. Turner, McInerney, May and Patton. Mr. Turner serves as Chairman of the Committee. The Executive Committee held three (3) meetings during the calendar year ended December 31, 2001.

      The Board of Directors/Trustees has an Audit Committee whose function is to meet with the independent auditors of each Company to review the scope of the Company's audit, its financial statements and interim accounting controls, and to meet with management concerning these matters, among other things. The Audit Committee currently consists of Messrs. Doherty, Earley, Rieke, Vincent, and Wedemeyer. Mr. Rieke serves as Chairman of the Committee. The Audit Committee held four (4) meetings during the calendar year ended December 31, 2001.

      The Board of Directors/Trustees has formed a Valuation Committee whose function is to review the determination of the value of securities held by the Funds for which market quotations are not available. The Valuation Committee currently consists of Dr. Gitenstein and Messrs. May, Patton, and Putnam. Mr. Patton serves as Chairman of the Committee. The Valuation Committee held five (5) meetings during the calendar year ended December 31, 2001.

      The Board of Directors/Trustees has established a Nominating Committee for the purpose of considering and presenting to the Board of Directors/Trustees candidates it proposes for nomination to fill Independent Director/Trustee vacancies on the Board of Directors/Trustees. The Nominating Committee currently consists of Dr. Gitenstein and Messrs. Doherty, May, and Wedemeyer. Mr. May serves as Chairman of the Committee. The Committee does not currently have a policy regarding whether it will consider nominees recommended by shareholders. The Nominating Committee held one (1) meeting during the calendar year ended December 31, 2001.

      The Board of Directors/Trustees has established an Investment Review Committee that will monitor the investment performance of the Funds and to make recommendations to the Board of Directors/Trustees with respect to the Funds. The Committee for the domestic equity funds currently consists of Messrs. May, Hilliard, Rieke, and Vincent. Mr. Vincent serves as Chairman of the Committee. The Investment Review Committee was established on December 17, 2001; therefore, the Investment Review Committees did not hold any meetings during 2001.

      Director/Trustee Ownership of Securities

      Set forth below is the dollar range of equity securities owned by each Director/Trustee.


-------------------------------------------------------------------------------------------------------------------------------
                                                                                                                 Aggregate
                                                                                                               Dollar Range
                                                                                                                 of Equity
                                                                                                               Securities in
                                                                                                              all Registered
     Name of                                                                                                    Investment
Director/Trustee       Dollar Range of Equity Securities in each Company as of December 31, 2001                 Companies
                                                                                                                Overseen by
                                                                                                              Director/Trustee
                                                                                                               in Family of
                                                                                                                Investment
                                                                                                                 Companies
-------------------------------------------------------------------------------------------------------------------------------
                  Growth    Mutual     SmallCap
                  Oppor-    Oppor-     Oppor-                               Large                  Financial
                  tunities  tunities   tunities  Mayflower  Funds   Equity  Company    Investment  Services
                  Fund      Funds      Fund      Trust      Trust   Trust   Value Fund   Funds       Fund
-------------------------------------------------------------------------------------------------------------------------------
Independent
Directors/Trustees
-------------------------------------------------------------------------------------------------------------------------------
Paul S. Doherty   $10,001 -   None    $10,001 -    None     None    None     None       None       None       $10,001 - $50,000
                  $50,000             $50,000


J. Michael Earley    None     None      None       None     None    None     None       None       None       None


R. Barbara           None     None      None       None     None    None     None       None       None       None
Gitenstein


Walter H. May        None     None    $50,001 -    None     None    None     None       None       None       Over $100,000
                                      $100,00


Jock Patton          None     None      None       None     None    None     None    $10,001-     $10,001-    $50,001 to
                                                                                     $50,000      $50,000     $100,000


David W. C.          None     None      None       None     None    None     None       None      None         None
Putnam


Blaine E. Rieke      None    $10,001  $10,001 -    None     None   $10,001   None       None      None       $50,001 -
                             -$50,000  $50,000                     -$50,000                                  $100,000


Roger B. Vincent     None     None      None       None     None    None     None       None      None         None


Richard A.           None     None      None       None   $1 -     $1 -   $1 -          None      None       $10,001 - $50,000
Wedemeyer                                                 $10,000  $10,000 $10,000
-------------------------------------------------------------------------------------------------------------------------------
Directors/Trustees
who are
"Interested
Persons"
---------------------------------------------------------------------------------------------------------------------------
R. Glenn Hilliard    None     None      Over       None     None   Over      None       None      None       Over $100,000
                                      $100,000                     $100,000


Thomas J.            None     None      None       None     None    None     None       None      None       $1 - $10,000
McInerney


John G. Turner       None    $1 -       None       None     None    None     None       None      None       Over $100,000
                             $10,000
---------------------------------------------------------------------------------------------------------------------------

Independent Director/Trustee Ownership of Securities

      Set forth in the table below is information regarding each Independent Director/Trustee's (and his or her immediate family members') share ownership in securities of the ING Funds' investment adviser or principal underwriter, and the ownership of securities in an entity controlling, controlled by or under common control with the investment adviser or principal underwriter of the ING Funds (not including registered investment companies).

--------------------------------------------------------------------------------
 Name of Director    Name of      Company     Title of     Value of   Percentage
                    Owners and
                   Relationship                 Class     Securities   of Class
                   to Director
--------------------------------------------------------------------------------

Paul S. Doherty        N/A          N/A          N/A          $0         N/A

J. Michael Earley      N/A          N/A          N/A          $0         N/A

R. Barbara             N/A          N/A          N/A          $0         N/A
Gitenstein

Walter H. May          N/A          N/A          N/A          $0         N/A

Jock Patton            N/A          N/A          N/A          $0         N/A

David W. C. Putnam     N/A          N/A          N/A          $0         N/A

Blaine E. Rieke        N/A          N/A          N/A          $0         N/A

Roger B. Vincent       N/A          N/A          N/A          $0         N/A

Richard A.             N/A          N/A          N/A          $0         N/A
Wedemeyer
--------------------------------------------------------------------------------

Compensation of Directors/Trustees

      Each Fund pays each Director/Trustee who is not an interested person a pro rata share, as described below, of: (i) an annual retainer of $35,000 (Messrs. Patton and May, as lead directors, receive an annual retainer of $45,000); (ii) $5,500 for each in person meeting of the Board; (iii) $1,000 per attendance of any committee meeting; (iv) $1,000 per telephonic meeting; and (v) out-of-pocket expenses. The pro rata share paid by each Fund is based on each Fund's average net assets as a percentage of the average net assets of all the funds managed by the investment adviser for which the Directors/Trustees serve in common as Directors/Trustees.

      The following table sets forth information regarding compensation of Directors/Trustees by each Company and other funds managed by the investment adviser for the year ended December 31, 2001. (This period was chosen because the ING Funds have varying fiscal year ends). Officers of the Companies and Directors/Trustees who are interested persons of the Companies do not receive any compensation from a Fund or any other funds managed by the investment adviser.

                               Compensation Table


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                           Total
                                                                                                                           Compen-
                       Aggregate Aggregate                    Aggregate                                                    sation
                       Compen-   Compen-                      Compen-             Aggregate           Pension or           From Reg-
             Aggregate sation    sation   Aggregate Aggregate sation   Aggregate  Compen-   Aggregate Retirement           istrant
             Compen-   From      From     Compen-   Compen-   From     Compen-    sation    Compen-   Benefits  Estimated  and Fund
             sation    SmallCap  Growth   sation    sation    Large    sation     From      sation    Accrued   Annual     Complex
Name of      From      Oppor-    Opport-  From      From      Company  From       Financial From      as Part   Benefits   Paid to
Person,      Mutual    tunities  tunities Equity    Mayflower Value    Investment Services  Funds     of Fund   Upon      Directors/
Position     Funds(1)  Fund      Funds    Trust     Trust     Fund     Funds(1)   Fund      Trust(1)  Expenses  Retirement Trustees
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

Mary A.      9,716     1,256     1,532    726       9,060     627      1,719      4,645     1,468     N/A       N/A        43,688
Baldwin(2)
Advisory
Board
Member


Al           1,636     212       271      71        1,313     103      259        173       3         N/A       N/A        5,500
Burton(3)
Director/Trustee


S.M.S.         781     106       110     196        972       58       163        120      253        N/A       N/A        11,250
Chadha(2)
Advisory
Board
Member


Paul S.     12,722   1,649     1,992    1,098     12,131     829     2,258       5,029     1,921      N/A       N/A        56,188
Doherty
Director/Trustee


Robert B.    1,636     212       271       71      1,313      103      259         173       3        N/A       N/A         5,500
Goode,
Jr.(3)
Director/Trustee


Alan S.     12,722   1,649    1,992     1,098     12,131      829    2,258       5,029     1,921      N/A       N/A        56,188
Gosule(4)
Director/Trustee


Joseph N.    1,239     161      206        54        994       78      197         131         3      N/A       N/A         4,167
Hankin(5)
Director/Trustee


Walter H.   14,817   1,924    2,313     1,278     14,171      968    2,645       5,875     2,415      N/A       N/A        65,188
May
Director/Trustee


Andrew M.      781     106      110       196        972       58      163         120       253      N/A       N/A        11,250
McCosh(2)
Advisory
Board
Member


Thomas J.      N/A     N/A      N/A       N/A        N/A      N/A      N/A         N/A       N/A      N/A       N/A        N/A
McInerney(6)(8)
Director/Trustee


Jock        14,564   1,890     2,274     1,269     13,917      951   2,598        5,842     2,352      N/A      N/A        64,188
Patton
Director/Trustee

David W.C.
Putnam      11,085   1,437     1,721     1,027     10,818     726    1,999        4,856     1,919      N/A      N/A        50,688
Director/Trustee


Jack D.      1,239     161       206        54        994      78      197          131         3      N/A      N/A         4,167
Rehm(5)
Director/Trustee


Blaine E.   12,325   1,598     1,926      1,081    11,813     804     2,196       4,987     1,921      N/A      N/A        54,855
Rieke(7)
Director/Trustee


John R.      1,636     212       271         71     1,313     103       259         173         3      N/A      N/A         5,500
Smith(3)
Director/Trustee

Robert W.      N/A     N/A       N/A        N/A       N/A      N/A      N/A         N/A        N/A     N/A      N/A           N/A
Stallings(3)(8)
Director/Trustee


John G.         N/A    N/A       N/A        N/A       N/A      N/A      N/A         N/A        N/A     N/A      N/A           N/A
Turner(8)
Director/Trustee


David W.      1,636    212       271         71     1,313      103      259         173          3      N/A     N/A         5,500
Wallace (3)
Director/Trustee


Richard A.   11,036  1,434     1,724      1,034    10,579      724     1,951       3,363      1,588     N/A     N/A         47,855
Wedemeyer(7)
Director/Trustee
---------------------------------------------------------------------------------------------------------------

--------------

(1) Director/Trustee compensation includes compensation paid by funds that are not discussed in the Prospectuses or SAI.
(2)   Resigned as Advisory Board Member on December 31, 2001.
(3)   Resigned as a Director/Trustee effective February 26, 2001.
(4)   Resigned as a Director/Trustee effective December 28, 2001.
(5)   Resigned as a Director/Trustee effective March 23, 2001.
(6)   Elected as a Director/Trustee of the ING Funds on February 26, 2001.
(7) Formerly a Trustee of the original ING Funds Trust. Elected as a Director/Trustee of the other ING Funds on February 26, 2001.
(8) "Interested person," as defined in the 1940 Act, of the Company because of the affiliation with the investment adviser to the ING Funds. Officers and Directors/Trustees who are interested persons do not receive any compensation from the Funds.

Control Persons and Principal Shareholders

      Control is defined by the 1940 Act as the beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of the company. A control person may be able to take actions regarding its Fund without the consent or approval of other shareholders. As of January 31, 2002, Lion Connecticut Holdings Inc., 151 Farmington Avenue, Hartford, Connecticut 06156, owned 53.94% of the Tax Efficient Equity Fund and, therefore, is a control person of the Fund. Lion Connecticut Holdings Inc. also is an affiliate of the parent company of the investment adviser. As of January 31, 2002, ReliaStar Pension Account, C/O ReliaStar Pension Committee, 20 Washington Avenue South, Minneapolis, MN 55401 was the record owner of 45.68% of the MidCap Opportunities Fund and, therefore, is a control person of the Fund.

      As of January 31, 2002, the Directors/Trustees and officers as a group owned less than 1% of any class of each Fund's outstanding Shares. As of that date, to the knowledge of management, no person owned beneficially or of record more than 5% of the outstanding shares of any class of the ING Funds, except as follows:

------------------------------------------------------------------------------
                                             Class and  Percentage  Percentage
                                             Type of        of         of
     Fund              Address               Ownership    Class       Fund
------------------------------------------------------------------------------

Convertible Fund Trust Company of America     Class Q    14.55%     0.6584%
                 FBO TCA                      Record
                 7103 S Revere Pkwy            Owner
                 Englewood, CO 80112

Equity and       NWNL Ins Co Retirement       Class A    13.89%     6.9783%
Income Fund      Plan Div                   Beneficial
                 Lifestyle I Separate Acct     Owner
                 3
                 C/O Northstar
                 Administrators
                 151 Farmington Ave
                 Hartford, CT 06156

Equity and       NWNL Ins Co Retirement       Class A    14.01%     7.0387%
Income Fund      Plan Div                   Beneficial
                 Lifestyle II Separate         Owner
                 Acct 3
                 C/O Northstar
                 Administrators
                 151 Farmington Ave
                 Hartford, CT 06156

Growth + Value   LPL Financial Services FBO   Class Q     5.43%     0.0047%
Fund             Acct #3296-4014            Beneficial
                 9785 Towne Centre Dr          Owner
                 San Diego, CA 92121

Growth + Value   First Clearing               Class Q    56.05%     0.0488%
Fund             Corporation Cust           Beneficial
                 FBO Acct #7246-1236,          Owner
                 Robert Ryan IRA
                 1345 Branchwater Lane
                 Birmingham, AL 35216

Growth + Value   SEI Trust Co                 Class Q    12.73%     0.0111%
Fund             C/O ReliaStar                Record
                 1 Freedom Valley Dr           Owner
                 Oaks, PA 19456

Growth           State Street Bank & Trust    Class A    13.98%     4.0947%
Opportunities    Cust                       Beneficial
Fund             FBO ReliaStar Life            Owner
                 Insurance Co
                 151 Farmington Ave
                 Hartford, CT 06156

Growth           Norwest Bank Minnesota       Class I    18.17%     3.0059%
Opportunities    FBO ReliaStar Pension Plan Beneficial
Fund             #13132700                     Owner
                 PO Box 1533
                 Minneapolis, MN 55480

Growth           Norwest Bank Minnesota       Class I    81.78%    13.5275%
Opportunities    FBO ReliaStar Pension Plan Beneficial
Fund             #13132700                     Owner
                 PO Box 1533
                 Minneapolis, MN 55480

Growth           LPL Financial Services FBO   Class Q    68.27%     0.0021%
Opportunities    Acct #7221-0183            Beneficial
Fund             9785 Towne Centre Dr          Owner
                 San Diego, CA 92121

Growth           LPL Financial Services FBO   Class Q    31.62%     0.0009%
Opportunities    Acct #3402-0716            Beneficial
Fund             9785 Towne Centre Dr          Owner
                 San Diego, CA 92121

LargeCap Growth  Saxon & Co FBO               Class A     6.72%     0.4879%
Fund             Acct #20-60-002-4046214    Beneficial
                 PO Box 7780-1888              Owner
                 Philadelphia, PA 19182

LargeCap Growth  None with App Tr             Class I    100.00%    5.3538%
Fund             ING National Trust           Record
                 151 Farmington Ave #41        Owner
                 Hartford, CT 06156

MagnaCap Fund    Norwest Bank Minnesota       Class Q    99.69%     2.4689%
                 FBO ReliaStar Pension Plan Beneficial
                 #13132700                     Owner
                 PO Box 1533
                 Minneapolis, MN 55480

MidCap Growth    Equitable Life for Acct #65  Class Q    35.05%     1.4436%
Fund             On Behalf of Various         Record
                 401(k) Plans                  Owner
                 200 Plaza Dr Hm-2
                 Secaucus, NJ 07094

MidCap Growth    Donald Pels                  Class Q    24.12%     0.9936%
Fund             375 Park Ave, Ste 3305       Record
                 New York, NY 10152            Owner

MidCap           Securities Trust Company     Class A    11.47%     1.8535%
Opportunities    Cust FBO                   Beneficial
Fund             ING Americas Deferred Comp    Owner
                 Plan
                 2390 E Camelback Rd, Ste 240
                 Phoenix, AZ 85016

MidCap           ReliaStar Pension Account    Class I    100.00%   45.6837%
Opportunities    C/O ReliaStar Pension        Record
Fund             Committee                     Owner
                 20 Washington Avenue South
                 Minneapolis, MN 55401

MidCap           LPL Financial Services FBO   Class C    23.80%     0.0057%
Opportunities    Acct #1572-0883            Beneficial
Fund             9785 Towne Centre Dr          Owner
                 San Diego, CA 92121

MidCap           LPL Financial Services FBO   Class C    76.13%     0.0182%
Opportunities    Acct #2565-5966            Beneficial
Fund             9785 Towne Centre Dr          Owner
                 San Diego, CA 92121

Research         ReliaStar Pension Account    Class I    100.00%   16.0461%
Enhanced Index   C/O ReliaStar Pension        Record
Fund             Committee                     Owner
                 20 Washington Avenue South
                 Minneapolis, MN 55401

SmallCap Growth  Suntrust Bank Central FL     Class Q     9.25%     0.1892%
Fund             Ttee FBO Akerman,          Beneficial
                 Senterfitt & Edison PSP       Owner
                 C/O FAS Corp Recordkeeper
                 8515 E Orchard Rd
                 Englewood, CO 80111

SmallCap Growth  Suntrust Bank Central FL     Class Q    20.71%     0.4234%
Fund             Ttee FBO Hubbard           Beneficial
                 Construction Co PSP & 401k    Owner
                 C/O FAS Corp Recordkeeper
                 8515 E Orchard Rd
                 Englewood, CO 80111

SmallCap Growth  Susan Rand                   Class Q     9.38%     0.1917%
Fund             PO Box 452                   Record
                 Salisbury, CT 06068           Owner

SmallCap         State Street Bank & Trust    Class A    15.84%     5.9070%
Opportunities    Cust                       Beneficial
Fund             FBO ReliaStar Life            Owner
                 Insurance Co
                 151 Farmington Ave
                 Hartford, CT 06156

SmallCap         None with App Tr             Class I    100.00%    3.6635%
Opportunities    ING National Trust           Record
Fund             151 Farmington Ave #41        Owner
                 Hartford, CT 06156

Tax Efficient    Lion Connecticut Holdings    Class A    69.77%    53.9384%
Equity Fund      Inc.                         Record
                 151 Farmington Ave            Owner
                 Hartford, CT 06156

Tax Efficient    Richard & Deloria Bradley    Class C    14.53%     0.5878%
Equity Fund      161 Copeland Rd              Record
                 Buckatunna, MS 39322          Owner
------------------------------------------------------------------------------

Investment Adviser

      The investment adviser for the ING Funds is ING Investments, LLC ("Investment Adviser" or "ING Investments") which is registered as an investment adviser with the SEC and serves as an investment adviser to registered investment companies (or series thereof), as well as privately managed accounts. The Investment Adviser, subject to the authority of the Directors/Trustees of the ING Funds, has the overall responsibility for the management of each ING Fund's portfolio subject to delegation of certain responsibilities to other investment advisers (each a "Sub-Adviser" and collectively, "Sub-Advisers"):
Navellier Fund Management, Inc. ("Navellier") as Sub-Adviser to the Growth + Value Fund; Aeltus Investment Management, Inc. ("Aeltus") as Sub-Adviser to the Research Enhanced Index Fund; AW Advisors, LLC ("AW Advisors") as Sub-Adviser to the Biotechnology Fund; Brandes Investment Management Partners, L.P. ("Brandes") as Sub-Adviser to the MidCap Value and SmallCap Value Funds; and ING Investment Management Advisors B.V. ("IIMA") as Sub-Adviser to the Internet Fund. The Investment Adviser is a direct, wholly owned subsidiary of ING Groep N.V. (NYSE:
ING) ("ING Group"). ING Group is a global financial institution active in the field of insurance, banking, and asset management in more than 65 countries, with more than 100,000 employees.

      On February 26, 2001, the name of the Investment Adviser changed from ING Pilgrim Investments, Inc. to ING Pilgrim Investments, LLC. On March 1, 2002, the name of the Investment Adviser was changed from "ING Pilgrim Investments, LLC," to "ING Investments, LLC." Prior to April 30, 2001, ING Mutual Funds Management Co. LLC ("IMFC") served as investment adviser to certain of the ING Funds. On April 30, 2001, IMFC, an indirect wholly owned subsidiary of ING Group that had been under common control with the Investment Adviser, merged with the Investment Adviser.

      The Investment Adviser serves pursuant to separate Investment Management Agreements between the Investment Adviser and each Company. The Investment Management Agreements require the Investment Adviser to oversee the provision of all investment advisory and portfolio management services for each of the ING Funds, respectively. Pursuant to a sub-advisory agreement (each a "Sub-Advisory Agreement" and collectively, the "Sub-Advisory Agreements") the Investment Adviser has delegated certain management responsibilities to certain Sub-Advisers for several of the ING Funds. The Investment Adviser oversees the investment management of the Sub-Advisers for the ING Funds.

      Each Investment Management Agreement requires the Investment Adviser to provide, subject to the supervision of the Board of Directors/Trustees, investment advice and investment services to the Fund and to furnish advice and recommendations with respect to investment of each Fund's assets and the purchase or sale of its portfolio securities. The Investment Adviser also provides investment research and analysis. Each Investment Management Agreement provides that the Investment Adviser is not subject to liability to the Fund for any act or omission in the course of, or connected with, rendering services under the Agreement, except by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties under the Agreement.

      After an initial two year term, each Investment Management Agreement and Sub-Advisory Agreement continues in effect from year to year so long as such continuance is specifically approved at least annually by (a) the Board of Directors/Trustees or (b) the vote of a "majority" (as defined in the 1940 Act) of the Fund's outstanding shares voting as a single class; provided, that in either event the continuance is also approved by at least a majority of the Board of Directors/Trustees who are not "interested persons" (as defined in the 1940 Act) of the Investment Adviser by vote cast in person at a meeting called for the purpose of voting on such approval.

      In connection with their deliberations relating to each Fund's current Investment Management Agreement and Sub-Advisory Agreement, the Board of Directors/Trustees considered information that had been provided by ING Investments and the Sub-Advisers to the Funds that engage them. In considering the Investment Management Agreements and Sub-Advisory Agreements, the Board of Directors/Trustees considered several factors they believed, in light of the legal advice furnished to them by their independent legal counsel and their own business judgment, to be relevant. The factors considered by the Board of Directors/Trustees in reviewing the Investment Management Agreement included, but were not limited to the following: (1) the performance of the Funds; (2) the nature and quality of the services provided by ING Investments; (3) the fairness of the compensation under the Investment Management Agreements in light of the services provided; (4) the profitability to ING Investments from the Investment Management Agreement; (5) the personnel, operations, financial condition, and investment management capabilities, methodologies and performance of ING Investments, as well as its efforts in recent years to build its investment management capabilities and administrative infrastructure; and (6) the expenses borne by shareholders of the Funds. The Board of Directors/Trustees also considered the total services provided by the Administrator as well as the fees the Administrator receives for such services.

      The factors considered by the Board of Directors/Trustees in reviewing the Sub-Advisory Agreements included, but were not limited to the following: (1) the performance of the Funds; (2) the nature and quality of the services provided by the Sub-Advisers; (3) the fairness of the compensation under the Sub-Advisory Agreements in light of the services provided; (4) the personnel, operations, financial condition, and investment management capabilities, methodologies and performance of each Sub-Adviser; and (5) the costs for the services of the Sub-Adviser. The Board of Directors/Trustees also considered the advisory fee retained by ING Investments for its services to sub-advised Funds.

      In reviewing the terms of each Investment Management Agreement and each Sub-Advisory Agreement and in discussions with the Investment Adviser concerning such Investment Management Agreements and Sub-Advisory Agreements, the Independent Directors/Trustees were represented by independent legal counsel. Based upon its review, the Board of Directors/Trustees has determined that the Investment Management Agreements and Sub-Advisory Agreements are in the interests of the Funds and their shareholders. Accordingly, after consideration of the factors described above, and such other factors and information it considered relevant, the Board of Directors/Trustees of each Fund, including the unanimous vote of the Independent Directors/Trustees, approved the Investment Management Agreements and Sub-Advisory Agreements.

      Each Investment Management Agreement is terminable without penalty with not less than 60 days' notice by the Board of Directors/Trustees or by a vote of the holders of a majority of the Fund's outstanding shares voting as a single class, or upon not less than 60 days' notice by the Investment Adviser. The Investment Management Agreement will terminate automatically in the event of its "assignment" (as defined in the 1940 Act).

      As of December 31, 2001, the Investment Adviser had assets under management of over $17.6 billion.

                             INVESTMENT ADVISER FEES

      The Investment Adviser bears the expense of providing its services and pays the fees of the Sub-Adviser (if any). For its services, each Fund pays the Investment Adviser a monthly fee in arrears equal to the following as a percentage of the Fund's average daily net assets during the month:

Series                     Annual Investment Management Fee
------                     --------------------------------

Biotechnology Fund         1.25% of the Fund's average daily net assets.1

Convertible Fund           0.75% of the first $500  million of the Fund's  average
                           net assets, 0.675% of the next $500 million of
                           average net assets, and 0.65% of the average net
                           assets in excess of $1 billion.

Equity and Income Fund 0.75% of the first $500 million of the Fund's average net assets, 0.675% of the Fund's next $500 million of average net assets, and 0.65% of the Fund's average net assets in excess of $1 billion.

Financial                  Services Fund 1.00% of the first $30 million of the
                           Fund's average daily net assets, 0.75% of the Fund's
                           next $95 million of average daily net assets and
                           0.70% of the Fund's average daily net assets in
                           excess of $125 million. The fees are computed and
                           accrued daily and paid monthly.
Growth Opportunities Fund  0.95% of the Fund's average daily net assets.

Growth + Value Fund        1.00% of the Fund's average daily net assets.

Internet Fund              1.25% of the Fund's average daily net assets.

Large Company Value Fund   0.75% of the Fund's average daily net assets on the
                           first $100 million, 0.60% of the Fund's average daily
                           net assets on the next $50 million, 0.50% of the
                           Fund's average daily net assets on the next $100
                           million and 0.40% of the Fund's average daily net
                           assets thereafter.
LargeCap Growth Fund       0.75% of the first $500 million of the
                           Fund's average net assets, 0.675% of the next $500
                           million of average net assets, and 0.65% of the
                           average net assets in excess of $1 billion.

MagnaCap Fund              1.00% of the  Fund's  average  daily net  assets on the
                           first $30  million of net  assets.  The annual  rate is
                           reduced  to 0.75% on net  assets  from $30  million  to
                           $250  million;  to  0.625%  on  net  assets  from  $250
                           million  to $500  million;  and to 0.50% on net  assets
                           over  $500  million.  The fees are  accrued  daily  and
                           paid monthly.

MidCap Growth Fund 0.75% of the first $500 million of the Fund's average net assets, 0.675% of the next $500 million of average net assets, and 0.65% of the average net assets in excess of $1 billion.

MidCap Opportunities Fund  1.00% of the Fund's average daily net assets.

MidCap Value Fund          1.00% of the Fund's average daily net assets.

Research Enhanced Index    0.70% of the Fund's average daily net assets.
Fund

SmallCap Growth Fund       1.00% of the Fund's average daily net assets.

SmallCap Opportunities     1.00% of the Fund's average daily net assets.
Fund

SmallCap Value Fund        1.00% of the Fund's average daily net assets.

Tax Efficient Equity Fund  0.80% of the Fund's average daily net assets.

---------------
1 As described in more detail below, the management fee may increase or decrease by up to 0.50% based upon the Fund's investment performance. This "performance fee" will accrue daily but will not be paid until after one full year of operations.



           Total Advisory Fees Paid by the Following Funds which are Series of Mutual Funds During the Fiscal Period Ended:(1)

--------------------------------------------------------
                          May 31          June 30
                          ------          -------
                         2001 (2)     2000    1999 (3)
                         --------     ----    ----

Convertible Fund         $3,050,129  $2,652,928$438,229

Equity and Income Fund   $ 913,795   $476,583  $ 66,601

LargeCap Growth Fund     $4,287,057  $2,997,541$115,161

MidCap Growth Fund       $3,249,540  $3,101,608$549,879

SmallCap Growth Fund     $4,007,172  $4,206,863$811,208

----------------------

(1) Prior to the Reorganization, Mutual Funds had not engaged the services of an investment adviser for the Class A, B, C and Institutional Portfolios because these portfolios invested all their assets in master funds of the Master Trust. Consequently, the amounts of the advisory fees reported below for Mutual Funds were for services provided to the master funds of the Master Trust.

(2) Reflects eleven-month period from July 1, 2000 to May 31, 2001. Effective July 26, 2000, the Funds changed their fiscal year end to May 31 from June 30.

(3) Reflects three-month period from April 1, 1999 to June 30, 1999. Effective May 24, 1999, the Funds changed their fiscal year end to June 30 from March 31.


          Total Advisory Fees Paid by the Financial Services Fund and
                 MagnaCap Fund During the Fiscal Period Ended:

-----------------------------------------------------------------------
                               May 31               June 30
                               ------               -------
                               2001(1)        2000           1999
                               -------        ----           ----

Financial Services Fund      $2,766,066    $3,609,716     $5,893,806

MagnaCap Fund                $2,711,207    $3,251,123     $3,200,909

---------------
(1) Reflects eleven-month period from July 1, 2000 to May 31, 2001. Effective July 26, 2000, the Funds changed their fiscal year end to May 31 from June 30.



      Total Advisory Fees Paid by the Following Funds Which are Series of
                           Mayflower Trust During the
                              Fiscal Period Ended:

-----------------------------------------------------------------------
                               May 31,            October 31,
                               2001(2)        2000           1999
                               -------        ----           ----

Growth + Value Fund          $4,401,021    $7,639,602     $2,711,399

Research Enhanced Index       $815,269     $1,741,851      $690,257
Fund(1)

------------------
(1) Research Enhanced Index Fund commenced operations on December 30, 1998.

(2) Reflects seven-month period from November 1, 2000 to May 31, 2001. Effective July 26, 2000, the Funds changed their fiscal year end to May 31 from October 31.



           Total Advisory Fees Paid by the Following Funds Which are
             Series of Funds Trust During the Fiscal Period Ended:

------------------------------------------------------------------
                            May 31             October 31
                            ------             ----------
                            2001(3)        2000         1999
                            -------        ----         ----

Internet Fund(1)         $414,886 (4)    $699,143      $26,872

Tax Efficient Equity      $260,789(5)    $225,464      $77,690
Fund(2)

-------------
(1) Internet Fund commenced operations on July 1, 1999.

(2) Tax Efficient Equity Fund commenced operations on December 15, 1998.

(3) Reflects seven-month period from November 1, 2000 to May 31, 2001. Effective March 23, 2001, the Funds changed their fiscal year end to May 31 from October 31.

(4) Does not reflect expense reimbursement of $314,555 for the seven-month period ended May 31, 2001.

(5) Does not reflect expense reimbursement of $122,924 for the seven-month period ended May 31, 2001.



       Total Advisory Fees Paid by the Funds which Comprise Equity Trust,
              Large Company Value Fund, Growth Opportunities Fund,
        and SmallCap Opportunities Fund During the Fiscal Period Ended:

-----------------------------------------------------------------
                              May 31, December 31,
                            2001(1)        2000         1999
                            ----           ----         ----

Biotechnology Fund(2)         N/A           N/A          N/A

Growth Opportunities       $2,339,228   $5,951,486   $1,865,457
Fund

Large Company Value Fund    $582,390    $1,549,898   $1,498,729

MidCap Opportunities        $567,295    $1,439,697    $483,746
Fund

MidCap Value Fund(2)          N/A           N/A          N/A

SmallCap Value Fund(2)        N/A           N/A          N/A

SmallCap Opportunities     $1,954,402   $5,594,488   $1,915,854
Fund

-----------------
(1) Reflects five-month period from January 1, 2001 to May 31, 2001. Effective July 26, 2000, the Funds changed their fiscal year end to May 31 from December 31.

(2) As of May 31, 2001, the Biotechnology Fund, MidCap Value Fund and SmallCap Value Fund had not commenced operations.

Sub-Advisory Agreements

      The Investment Management Agreement for certain ING Funds provides that the Investment Adviser, with the approval of a Company's Board of Directors/Trustees, may select and employ a Sub-Adviser for any ING Fund, and shall monitor the Sub-Advisers' investment programs and results, and coordinate the investment activities of the Sub-Advisers to ensure compliance with regulatory restrictions. The Investment Adviser pays all of its expenses arising from the performance of its obligations under the Investment Management Agreement, including all fees payable to the Sub-Advisers, executive salaries and expenses of the Directors/Trustees and officers of a Company who are employees of the Investment Adviser or its affiliates and office rent of a Company. The Sub-Advisers pay all of their expenses arising from the performance of their obligations under the Sub-Advisory Agreements.

      Subject to the expense reimbursement provisions described in this SAI, other expenses incurred in the operation of the Company are borne by the ING Funds, including, without limitation, investment advisory fees; brokerage commissions; interest; legal fees and expenses of attorneys; fees of independent auditors, transfer agents and dividend disbursing agents, accounting agents, and custodians; the expense of obtaining quotations for calculating each Fund's net asset value; taxes, if any, and the preparation of each Fund's tax returns; cost of stock certificates and any other expenses (including clerical expenses) of issue, sale, repurchase or redemption of shares; fees and expenses of registering and maintaining the registration of shares of the ING Funds under federal and state laws and regulations; expenses of printing and distributing reports, notices and proxy materials to existing shareholders; expenses of printing and filing reports and other documents filed with governmental agencies; expenses of annual and special shareholder meetings; expenses of printing and distributing prospectuses and statements of additional information to existing shareholders; fees and expenses of Directors/Trustees of the Company who are not employees of the Investment Adviser or any Sub-Adviser, or their affiliates; membership dues in trade associations; insurance premiums; and extraordinary expenses such as litigation expenses.

      The Sub-Advisory Agreements may be terminated without payment of any penalties by the Investment Adviser, the Directors/Trustees, on behalf of a Company, or the shareholders of a Fund upon 60 days' prior written notice. Otherwise, the Sub-Advisory Agreements will remain in effect for two years and will, thereafter, continue in effect from year to year, subject to the annual approval of the appropriate Board of Directors/Trustees, on behalf of a Fund, or the vote of a majority of the outstanding voting securities, and the vote, cast in person at a meeting duly called and held, of a majority of the Directors/Trustees, on behalf of a Fund who are not parties to the Sub-Advisory Agreement or "interested persons" (as defined in the 1940 Act) of any such party.

      Pursuant to a Sub-Advisory Agreement between the Investment Adviser and Navellier, Navellier acts as Sub-Adviser to Growth + Value Fund. In this capacity, Navellier, subject to the supervision and control of the Investment Adviser and the Trustees of the Fund, manages the Fund's portfolio investments consistently with its investment objective and executes any of the Fund's investment policies that it deems appropriate to utilize from time to time. Fees payable under the Sub-Advisory Agreement accrue daily and are paid monthly by the Investment Adviser. Navellier is wholly owned and controlled by its sole stockholder, Louis G. Navellier. Navellier's address is 1 East Liberty, Third Floor, Reno, Nevada, 89501.

      Pursuant to a Sub-Advisory Agreement between the Investment Adviser and Aeltus, Aeltus acts as Sub-Adviser to Research Enhanced Index Fund. In this capacity, Aeltus, subject to the supervision and control of the Investment Adviser and the Trustees of the Fund, on behalf of the Fund, manages the Fund's portfolio investments consistently with the Fund's investment objective, and executes any of the Fund's investment policies that it deems appropriate to utilize from time to time. Fees payable under the Sub-Advisory Agreement accrue daily and are paid monthly by the Investment Adviser. Aeltus's address is 10 State House Square, Hartford, Connecticut 06103-3602. Aeltus is a wholly owned subsidiary of ING Group.

      Pursuant to a Sub-Advisory Agreement between the Investment Adviser and AW Advisors, AW Advisors serves as Sub-Adviser to the Biotechnology Fund. In this capacity, AW Advisors, subject to the supervision and control of the Investment Adviser and the Trustees of the Fund, on behalf of the Fund, manages the Fund's portfolio of investments consistently with the Fund's investment objective, and executes any of the Fund's investment policies that it deems appropriate to utilize from time to time. Fees payable under the Sub-Advisory Agreement accrue daily and are paid monthly by the Investment Adviser. AW Advisors' address is 500 N. Franklin Turnpike, Ramsey, NJ 07446.

      Pursuant to a Sub-Advisory Agreement between the Investment Adviser and Brandes, Brandes acts as Sub-Adviser to the MidCap Value Fund and the SmallCap Value Fund. In this capacity, Brandes, subject to the supervision and control of the Investment Adviser and the Trustees of the Funds, manages each Fund's portfolio investments in a manner consistent with each Fund's investment objective and executes any of the Fund's investment policies that it deems appropriate to utilize from time to time. Fees payable under the Sub-Advisory Agreement accrue daily and are paid monthly by the Investment Adviser. Brandes' address is 11988 El Camino Real Suite 500, P.O. Box 919048, San Diego, California 92191. Charles Brandes, who controls the general partnership of Brandes, serves as one of the Managing Directors of Brandes.

      Pursuant to a Sub-Advisory Agreement between the Investment Adviser and IIMA, IIMA acts as Sub-Adviser to the Internet Fund. In this capacity, IIMA, subject to the supervision and control of the Investment Adviser and the Trustees of the Fund, on behalf of the Fund, manages the Fund's portfolio investments consistently with the Fund's investment objective, and executes any of the Fund's investment policies that it deems appropriate to utilize from time to time. IIMA's address is Schenkkade 65, 2595 AS, The Hague, The Netherlands. IIMA is an affiliate of the Investment Adviser.

      For the following Funds, as compensation to each Sub-Adviser for its services, the Investment Adviser pays the Sub-Adviser a monthly fee in arrears equal to the following as a percentage of the Fund's average daily net assets managed during the month:

      Series                    Annual Sub-Advisory Fee
      ------                    -----------------------
Growth + Value Fund             0.50% of the Fund's average daily net assets

Internet Fund                   0.625% of the Fund's average daily net assets

MidCap Value Fund               0.70% of the Fund's average daily net assets

SmallCap Value Fund             0.70% of the Fund's average daily net assets

Research Enhanced Index Fund    0.20% of the Fund's average daily net assets


      Biotechnology Fund. The Biotechnology Fund has agreed to pay a performance-based advisory fee so that if the Biotechnology Fund's performance is greater than that of the NASDAQ Biotechnology Index (the "Index"), the advisory fee is higher, and if it is less than that of the Index, the advisory fee is lower. The management fee may increase or decrease by 0.50% based on the Fund's investment performance. This "performance fee" will accrue daily but will not be paid until after one full year of operations.

      The Fund's performance-based fee is made up of two components: a base advisory fee of 1.25% of the Fund's average daily net assets and a performance adjustment. Under the Fund's Investment Management Agreement, the Fund will pay the entire advisory fee to ING Investments. ING Investments will retain a fixed amount of 0.625% of the base advisory fee and will, in turn, pay the remainder of the base advisory fee (0.625%), as adjusted by the performance adjustment, to AW Advisors. If the performance of Class A shares of the Fund is up to two (2) percentage points higher or lower than the performance of the Index, there is no performance adjustment.

      If the performance of Class A shares exceeds the performance of the Index by more than two (2) percentage points, the sub-advisory fee can increase by up to 0.50% and if the performance of Class A shares lags behind the performance of the Index by more than two (2) percentage points, the sub-advisory fee could decrease by up to 0.50% as shown in the following schedule.

--------------------------------------------------------------------------------
    Annual % Point                            Performance
  Difference between                      Adjustment Payable
  Class A shares of       Annual Base       to AW Advisors,      Annual Total
  Biotechnology Fund    Advisory Fee (as    LLC (as a % of     Advisory Fee (as
  and NASDAQ Biotech     a % of average    average daily net    a % of average
        Index*            net assets)           assets)          net assets)
--------------------------------------------------------------------------------

    5.01 or better           1.25%              0.500%              1.750%

     4.01 to 5.00            1.25%              0.375%              1.625%

     3.01 to 4.00            1.25%              0.250%              1.500%

     2.01 to 3.00            1.25%              0.125%              1.375%

    2.00 to -2.00            1.25%              0.000%              1.250%

    -2.01 to -3.00           1.25%              -0.125%             1.125%

    -3.01 to -4.00           1.25%              -0.250%             1.000%

    -4.01 to 5.00            1.25%              -0.375%             0.875%

    -5.00 or more            1.25%              -0.500%             0.750%
--------------------------------------------------------------------------------

------------
* Measured over the performance period which, beginning twelve months after the Fund has commenced operations, will be a rolling 12 month period ended with the most recent calendar month. Since the performance adjustment is based on the comparative performance of Class A shares against the Index, the controlling factor is not whether the performance of Class A shares is up or down, but whether that performance is up or down more than or less than that of the Index. In addition, the relative performance of Class A shares against the index is measured only for the relevant performance period, and does not take into account performance over longer or shorter periods of time.

      Former Sub-Adviser for Research Enhanced Index Fund. J.P. Morgan Investment Management LLC ("J.P. Morgan") served as Sub-Adviser to Research Enhanced Index Fund through August 2001. For the fiscal year ended October 31, 2000, the Investment Adviser paid portfolio management fees to J.P. Morgan of $497,672.

      Former Sub-Adviser for LargeCap Growth Fund and Convertible Fund. Nicholas-Applegate Capital Management ("NACM") served as Sub-Adviser to LargeCap Growth Fund and Convertible Fund through September 30, 2000. Prior to May 24, 1999, NACM was the investment adviser of the Funds, and neither the Funds nor NACM paid portfolio manager fees. For the fiscal year ended June 30, 2000, the Investment Adviser paid portfolio management fees to NACM of $2,820,752 and for the three-month period ended September 30, 2000 paid portfolio management fees of $1,155,335.

      Former Sub-Adviser for SmallCap Growth Fund and MidCap Growth Fund. Nicholas-Applegate Capital Management ("NACM") served as Sub-Adviser to SmallCap Growth Fund and MidCap Growth Fund through March 31, 2000. Prior to May 24, 1999, NACM was the investment adviser of the Funds, and neither the Funds nor NACM paid portfolio manager fees. For the nine-month period ended March 31, 2000, the Investment Adviser paid portfolio management fees to NACM of $2,605,826.

      Former Sub-Adviser to the Tax-Efficient Equity Fund. Delta Asset Management ("Delta") served as Sub-Adviser to Tax-Efficient Equity Fund through March 15, 2002. For the fiscal period ended May 31, 2001, the Investment Adviser paid portfolio management fees to Delta of $91,563; and for the fiscal periods ended October 31, 1999 and October 31, 2000, the Investment Adviser paid portfolio management fees to Delta of $38,845 and $172,732, respectively.


               Total Sub-Advisory Fees Paid by the Investment Adviser
                         During the Fiscal Period Ended:

-------------------------------------------------------------------------
                                 May 31,              October 31,

                                 2001           2000           1999
                                 ----           ----           ----

Biotechnology Fund(1)            N/A            N/A            N/A

Growth + Value Fund         $2,200,510(2)    $3,819,801     $1,355,700

Internet Fund(3)              $68,059(2)      $349,572       $13,346

MidCap Value Fund(1)             N/A            N/A            N/A

SmallCap Value Fund(1)           N/A            N/A            N/A

Research-Enhanced Index      $232,934(2)      $497,672       $199,666
Fund(4)


-------------
(1) As of May 31, 2001, the Biotechnology Fund, MidCap Value Fund and SmallCap Value Fund had not commenced operations.

(2) Reflects seven-month period from November 1, 2000 to May 31, 2001. Effective July 26, 2000, each Fund except Internet Fund changed its fiscal year end to May 31 from October 31. Effective March 23, 2001, Internet Fund changed its fiscal year end to May 31 from October 31.

(3) Internet Fund commenced operations on July 1, 1999.

(4) Research Enhanced Index Fund commenced operations on December 30, 1998.


Administration

      ING Funds Services, LLC ("ING Funds Services" or the "Administrator") serves as administrator for all Funds, except Financial Services Fund, MagnaCap Fund, MidCap Growth Fund, and SmallCap Growth Fund pursuant to various Administrative Services Agreements with Equity Trust, Large Company Value Fund, Mayflower Trust, Mutual Funds (except with respect to MidCap Growth and SmallCap Growth Funds), SmallCap Opportunities Fund, Growth Opportunities Fund and Funds Trust. Subject to the supervision of the Board of Directors/Trustees, the Administrator provides the overall business management and administrative services necessary to the proper conduct of the Funds' business, except for those services performed by the Investment Adviser under the Investment Management Agreements, the custodian for the Funds under the Custodian Agreements, the transfer agent for the Funds under the Transfer Agency Agreements, and such other service providers as may be retained by the Funds from time to time. The Administrator acts as a liaison among these service providers to the Funds. The Administrator is also responsible for ensuring that the Funds operate in compliance with applicable legal requirements and for monitoring the Investment Adviser for compliance with requirements under applicable law and with the investment policies and restrictions of the Funds. The Administrator is an affiliate of the Investment Adviser.

      ING Funds Services serves as Shareholder Service Agent for the Financial Services and MagnaCap Funds pursuant to a Shareholder Service Agreement ("Agreement"). Under the terms of the Agreement, ING Funds Services has agreed to: (1) review, respond and process to correspondence from former, existing or new shareholder accounts and (2) receive and respond, in writing if necessary, to telephone calls pertaining to any former, existing or new shareholder accounts and maintain prior recordkeeping regarding such calls and responses. The Agreement does not provide for any services required to be provided by a registered broker-dealer or registered transfer agent. Prior to March 1, 2002, ING Funds Services served as Shareholder Service Agent for the Convertible, Equity and Income, LargeCap Growth, MidCap Growth and SmallCap Growth Funds.

      Prior to July 26, 2000, Lexington Management Corporation ("LMC") acted as administrator to Large Company Value Fund, and performed certain administrative and internal accounting services, including but not limited to, maintaining general ledger accounts, regulatory compliance, preparing financial information for semi-annual and annual reports, preparing registration statements, calculating net asset values, providing shareholder communications, supervising the Custodian and Transfer Agent and providing facilities for such services. The Funds reimbursed LMC for its actual cost in providing such services, facilities and expenses.

      Prior to May 24, 1999, Mutual Funds had an Administration Agreement with Investment Company Administration ("ICA"), 4455 East Camelback Road, Suite 261-E, Phoenix, Arizona 85018. Pursuant to an Administration Agreement with ING Mutual Funds, ICA was responsible for performing all administrative services required for the daily business operations of Mutual Funds, subject to the supervision of the Board of Trustees of Mutual Funds. For the fiscal year ended March 31, 1999, ICA received aggregate compensation of $1,059,155, for all of the series of Mutual Funds.

      Also, prior to May 24, 1999, Mutual Funds had an Administrative Services Agreement with NACM under which NACM was responsible for providing all administrative services which are not provided by ICA or by Mutual Funds' Distributor, transfer agents, accounting agents, independent accountants and legal counsel. For the fiscal year ended March 31, 1999, NACM received aggregate compensation of $1,603,130, for all of the series of Mutual Funds pursuant to the Administrative Services Agreement.

             Total Administrative Fees Paid by the Following Funds
      Which are Series of Mayflower Trust During the Fiscal Period Ended:

--------------------------------------------------------------------
                               May 31,          October 31,
                               2001(1)       2000          1999
                               -------       ----          ----

Growth + Value Fund           $440,102     $836,071      $358,875

Research Enhanced Index       $116,467     $272,002      $122,493
Fund(2)

--------------
(1) Reflects seven-month period from November 1, 2000 to May 31, 2001. Effective July 26, 2000, the Funds changed their fiscal year end to May 31 from October 31.

(2) Research Enhanced Index Fund commenced operations on December 30, 1998.



    Total Administrative Fees Paid by the Funds which Comprise Funds Trust
                         During the Fiscal Period Ended:

--------------------------------------------------------------------
                                 May 31,          October 31,

                                2001 (1)        2000        1999
                                --------        ----        ----

Internet Fund (2)                $33,191        N/A         N/A

Tax Efficient Equity Fund (2)    $32,599        N/A         N/A
--------------------------------------------------------------------
---------------

(1) Reflects seven-month period from November 1, 2000 to May 31, 2001. Effective March 23, 2001, the Funds changed their fiscal year end to May 31 from October 31.

(2) Internet Fund commenced operations on July 1, 1999 and Tax Efficient Equity Fund commenced operations on December 15, 1998.



   Total Administrative Fees Paid by the Funds which Comprise Equity Trust,
           Large Company Value Fund, Growth Opportunities Fund and
                     SmallCap Opportunities Fund During the
                              Fiscal Period Ended:

--------------------------------------------------------------------
                                 May 31,         December 31,
                                  2001          2000        1999
                                  ----          ----        ----

Biotechnology Fund(1)              N/A          N/A         N/A

Growth Opportunities Fund      $246,235(2)    $868,829    $248,728

Large Company Value Fund        $91,556(2)      N/A         N/A

MidCap Opportunities Fund       $56,730(2)    $155,988    $48,903

SmallCap Opportunities Fund    $195,440(2)    $826,269    $255,447

MidCap Value Fund (1)              N/A          N/A         N/A

SmallCap Value Fund (1)            N/A          N/A         N/A

----------------
(1) As of May 31, 2001, the Biotechnology Fund, MidCap Value Fund and SmallCap Value Fund had not commenced operations.

(2) Reflects five-month period from January 1, 2001 to May 31, 2001. Effective July 26, 2000, the Funds changed their fiscal year end to May 31 from December 31.


           Shareholder Service Fees Paid by Financial Services Fund,
            MagnaCap Fund, and the Funds that Comprise Mutual Funds
                        During the Fiscal Period Ended:

-------------------------------------------------------------------------
                                 May 31               June 30
                                 ------               -------
                                2001 (1)        2000          1999
                                --------        ----          ----

Convertible Fund                 $24,465       $29,890        $564(2)

Equity and Income Fund           $16,100      $7,816          $300(2)

Financial Services Fund          $24,009       $43,262      $110,083

Large Cap Growth Fund            $30,990       $27,554        $761(2)

MagnaCap Fund                    $24,130       $31,735       $55,048

MidCap Growth Fund               $24,790       $23,703        $814(2)

SmallCap Growth Fund             $26,800       $25,209        $608(2)

---------------

(1) Reflects eleven month period from July 1, 2000 to May 31, 2001. Effective July 26, 2000, the Funds changed their fiscal year end to May 31 from June 30.

(2) Reflects three month period from April 1, 1999 to June 1, 1999. Effective May 24, 1999, the Funds changed their fiscal year end to June 30 from March 31.

                          EXPENSE LIMITATION AGREEMENTS

      The Investment Adviser has entered into expense limitation agreements with the following ING Funds, pursuant to which the Investment Adviser, and Sub-Adviser, as applicable, has agreed to waive or limit its fees. In connection with these agreements and certain U.S. tax requirements, the Investment Adviser will assume other expenses so that the total annual ordinary operating expenses of these Funds (which exclude interest, taxes, brokerage commissions, extraordinary expenses such as litigation, other expenses not incurred in the ordinary course of each Fund's business, and expenses of any counsel or other persons or services retained by the Company's Directors/Trustees who are not "interested persons" (as defined in the 1940 Act) of the Investment Adviser or Sub-Adviser do not exceed:

----------------------------------------------------------------------------------
Fund                     Class A Class B Class C Class I  Class M Class Q Class T
-----                    ------- ------- ------- -------  ------- ------- -------

Biotechnology Fund        2.00%   2.75%   2.75%    N/A      N/A    2.00%    N/A

Convertible Fund          1.60%   2.25%   2.25%    N/A      N/A    1.25%    N/A

Equity and Income Fund    1.60%   2.25%   2.25%    N/A      N/A    1.25%   1.75%

Internet Fund             1.90%   2.65%   2.65%    N/A      N/A     N/A     N/A

Large Company Value Fund  2.75%   3.50%   3.50%    N/A      N/A    2.75%    N/A

LargeCap Growth Fund      1.60%   2.25%   2.25%    N/A      N/A    1.25%    N/A

MidCap Growth Fund        1.60%   2.25%   2.25%    N/A      N/A    1.25%    N/A

MidCap Opportunities      1.50%   2.20%   2.20%   1.20%     N/A    1.35%    N/A
Fund

MidCap Value Fund         1.75%   2.50%   2.50%   1.50%     N/A    1.75%    N/A

SmallCap Growth Fund      1.95%   2.60%   2.60%    N/A      N/A    1.50%    N/A

SmallCap Value Fund       1.75%   2.50%   2.50%   1.50%     N/A    1.75%    N/A

Tax   Efficient   Equity  1.45%   2.20%   2.20%    N/A      N/A     N/A     N/A
Fund
----------------------------------------------------------------------------------

      Each Fund will at a later date reimburse the Investment Adviser for management fees waived and other expenses assumed by the Investment Adviser during the previous 36 months, but only if, after such reimbursement, the Fund's expense ratio does not exceed the percentage described above. The Investment Adviser will only be reimbursed for fees waived or expenses assumed after the effective date of the expense limitation agreements.

      Each expense limitation agreement provides that these expense limitations shall continue until May 31, 2003 for Convertible Fund, Equity and Income Fund, Internet Fund, LargeCap Growth Fund, MidCap Growth Fund, SmallCap Growth Fund, and Tax-Efficient Equity Fund; until January 1, 2004 for the MidCap Opportunities Fund; until July 26, 2002 for Large Company Value Fund; and until December 31, 2002 for the Biotechnology Fund, MidCap Value Fund and SmallCap Value Fund. With the exception of Funds Trust, the expense limitations are contractual and shall renew automatically for one-year terms unless the Investment Adviser provides written notice of termination of the agreement upon thirty (30) days' prior to the end of the then-current term or upon termination of the Investment Management Agreement. For Funds Trust, the expense limitations are contractual and shall renew automatically for one-year terms unless the Investment Adviser provides written notice of termination of the agreement to a lead Independent Trustee within ninety (90) days' of the end of the then-current term for that Fund or upon termination of the Investment Management Agreement. With the exception of Funds Trust, each Expense Limitation Agreement may also be terminated by the Fund, without payment of any penalty, upon ninety (90) days' prior written notice to the Investment Adviser at its principal place of business. For Funds Trust, the Expense Limitation Agreement may be terminated by Funds Trust, without payment of any penalty, upon written notice to the Investment Adviser at its principal place of business within ninety (90) days' of the end of the then-current term for a Fund.

      For Mutual Funds, prior to the expense limitation agreement described above, the Investment Adviser voluntarily agreed to waive all or a portion of its fee and to reimburse operating expenses of the Funds, excluding distribution fees, interest, taxes, brokerage and extraordinary expenses, up to 0.75%.

      The voluntary fee reductions were as follows:

---------------------------------------------------------------------
                                  May 31            June 30

Fund                             2001(1)        2000       1999(2)
-----                            ----           ----       ----

Convertible Fund                ($28,211)        $0        $12,611
                                   (3)

Equity and Income Fund           $262,968     $179,601     $31,139

LargeCap Growth Fund            ($10,162)        $0        $4,314
                                   (3)

MidCap Growth Fund              ($29,600)     $10,354      $1,010
                                   (3)

SmallCap Growth Fund            ($47,191)     $204,352     $29,487
                                   (3)

--------------
(1) Reflects eleven month-period from June 30, 2000 to May 31, 2001. Effective July 26, 2000, the Funds changed their fiscal year end to May 31 from June 30.

(2) Reflects three-month period from April 1, 1999 to June 30, 1999. Effective May 24, 1999, the Funds changed their fiscal year end to June 30 from March 31.

(3) Reflects reimbursements by the Fund for voluntary fee reductions made in prior periods.



--------------------------------------------------------------------
                                 May 31,          October 31,
Fund                             2001(1)        2000      1999(2)
----                             -------        ----      -------

Internet Fund                  $314,555(3)   $1,866,267   $153,685

Tax Efficient Equity Fund      $122,924(3)    $517,049    $413,162

------------
(1) Reflects seven-month period from November 1, 2000 to May 31, 2001. Effective March 23, 2001, the Funds changed their fiscal year end to May 31 from October 31.

(2) Internet Fund commenced operations on July 1, 1999 and Tax Efficient Equity Fund commenced operations on December 15, 1998.

(3) ING Mutual Funds Management served as the investment adviser to the Tax Efficient Equity Fund and Internet Fund prior to April 30, 2001. On April 30, 2001, ING Mutual Funds Management Co. LLC merged into the Investment Adviser. The Investment Adviser assumed all contracts, obligations and assets of ING Mutual Funds Management Co. LLC.

      Prior to July 26, 2000, the Investment Adviser voluntarily limited expenses of the Large Company Value Fund to 2.75% of the average daily net assets of the Class A shares of the Fund. The voluntary fee reductions were as follows:

--------------------------------------------------------------------
                                 May 31,          October 31,
Fund                             2001(1)        2000        1999
----                             -------        ----        ----

Large Company Value Fund            $0           $0          $0

------------
(1) Reflects seven-month-period from November 1, 2000 to May 31, 2001. Effective July 26, 2000, the Fund changed its fiscal year end to May 31 from October 31.


Distributor

      Shares of each Fund are distributed by ING Funds Distributor, Inc. ("ING Funds Distributor" or the "Distributor") pursuant to an Underwriting Agreement between each Company and the Distributor. Each Underwriting Agreement requires the Distributor to use its best efforts on a continuing basis to solicit purchases of shares of the Funds. Each Company and the Distributor have agreed to indemnify each other against certain liabilities. At the discretion of the Distributor, all sales charges may at times be reallowed to an authorized dealer ("Authorized Dealer"). If 90% or more of the sales commission is reallowed, such Authorized Dealer may be deemed to be an "underwriter" as that term is defined under the Securities Act of 1933, as amended (the "1933 Act"). Each Underwriting Agreement will remain in effect for two years and from year to year thereafter only if its continuance is approved annually by a majority of the Board of Directors/Trustees who are not parties to such agreement or "interested persons" of any such party and must be approved either by votes of a majority of the Directors/Trustees or a majority of the outstanding voting securities of the Company. See the Prospectus for information on how to purchase and sell shares of the ING Funds, and the charges and expenses associated with an investment. The sales charge retained by the Distributor and the commissions reallowed to selling dealers are not an expense of the ING Funds and have no effect on the net asset value of the ING Funds. The Distributor, like the Investment Adviser, is an indirect, wholly owned subsidiary of ING Group. Prior to July 26, 2000, the distributor for Large Company Value Fund was Lexington Funds Distributor, Inc. ("LFD"). Prior to November 6, 2000, ING Funds Distributor, Inc. (the former distributor to the funds managed by ING Investment Management Co. LLC) served as the distributor for the Internet Fund and the Tax Efficient Equity Fund.

      For the fiscal year ended May 31, 2001, the Distributor received the following amounts in sales charges in connection with the sale of shares:

------------------------------------------------------------------------------------------------------
                   Class A       Class A                           Class M      Class M
                   Sales         Sales                             Sales        Sales
                   Charges       Charges       Class B   Class C   Charges      Charges       Class T
                   Before        After         Deferred  Deferred  Before       After         Deferred
       Fund        Dealer        Dealer        Sales     Sales     Dealer       Dealer        Sales
                   Re-Allowance  Re-Allowance  Charges   Charges   Re-Allowance Re-Allowance  Charges
------------------------------------------------------------------------------------------------------

Biotechnology      N/A           N/A           N/A       N/A       N/A          N/A           N/A
Fund(1)

Convertible Fund   $772,204      $100,722      $0        $37,540   N/A          N/A           N/A

Equity and Income  $41,348         $5,393      $0        $3,444    N/A          N/A           $0
Fund

Financial          $367,564      $ 47,943      $0        N/A       N/A          N/A           N/A
Services Fund

Growth             $371,878      $ 48,506      $0        $44,851   N/A          N/A           $0
Opportunities Fund

Growth + Value     $1,117,379    $145,745      $0        $77,220   N/A          N/A           N/A
Fund

Internet Fund      $76,852        $10,024      $0        $3,374    N/A          N/A           N/A

Large Company      $12,678         $1,654      $0        $674      N/A          N/A           N/A
Value Fund

LargeCap Growth    $1,256,708    $163,918      $0        $59,975   N/A          N/A           N/A
Fund

MagnaCap Fund      $152,769       $19,926      $0        $4,073    $4,810       $1,031        N/A

MidCap Growth Fund $506,498       $66,065      $0        $15,019   N/A          N/A           N/A

MidCap             $46,872         $6,114      $0        $5,884    N/A          N/A           N/A
Opportunities Fund

MidCap Value       N/A                N/A      N/A       N/A       N/A          N/A           N/A
Fund(1)

Researched
Enhanced Index     $32,648         $4,258      $0        $15,808   N/A          N/A           N/A
Fund

SmallCap Growth    $369,095       $48,143      $0        $25,157   N/A          N/A           N/A
Fund

SmallCap           $50,992         $6,651      $0        $21,098   N/A          N/A           $0
Opportunities Fund

SmallCap Value     N/A                N/A      N/A       N/A       N/A          N/A           N/A
Fund(1)

Tax Efficient      $28,144          $3,671     $0        $567      N/A          N/A           N/A
Equity Fund

--------------
(1) As of May 31, 2001, the Biotechnology Fund, MidCap Value Fund and SmallCap Value Fund had not commenced operations.


The Distributor received $4,391,568, $5,621,753 and $1,128,487 in sales charges, after re-allowance to Dealers, in connection with the sales of shares of shares of all ING Funds managed by the Investment Adviser during calendar years 2001, 2000 and 1999, respectively.

                                RULE 12b-1 PLANS

      Each Company has a distribution plan pursuant to Rule 12b-1 under the 1940 Act applicable to most classes of shares offered by each Fund ("Rule 12b-1 Plans"). The ING Funds intend to operate the Rule 12b-1 Plans in accordance with their terms and the National Association of Securities Dealers, Inc. rules concerning sales charges. Under the Rule 12b-1 Plans, the Distributor may be entitled to payment each month in connection with the offering, sale, and shareholder servicing of Class A, Class B, Class C, Class M, Class Q and Class T shares in amounts as set forth in the following table. The ING Funds do not have a 12b-1 Plan with respect to the Institutional Class (Class I).


--------------------------------------------------------------------------------
                                     Fees Based on Average Daily Net Assets
--------------------------------------------------------------------------------
Name of Fund                    Class A Class B Class C  Class M Class Q Class T
------------                    ------- ------- -------  ------- ------- -------

Biotechnology Fund               0.25%   1.00%   1.00%     N/A    0.25%    N/A

Convertible Fund                 0.35%   1.00%   1.00%     N/A    0.25%    N/A

Equity and Income Fund           0.35%   1.00%   1.00%     N/A    0.25%   0.75%

Financial Services Fund          0.25%   1.00%    N/A      N/A     N/A     N/A

Growth Opportunities Fund        0.30%   1.00%   1.00%     N/A    0.25%   0.95%

Growth + Value Fund              0.30%   1.00%   1.00%     N/A    0.25%    N/A

Internet Fund                    0.35%   1.00%   1.00%     N/A     N/A     N/A

Large Company Value Fund         0.25%   1.00%   1.00%     N/A    0.25%    N/A

LargeCap Growth Fund             0.35%   1.00%   1.00%     N/A    0.25%    N/A

MagnaCap Fund                    0.30%   1.00%   1.00%    0.75%   0.25%    N/A

MidCap Growth Fund               0.35%   1.00%   1.00%     N/A    0.25%    N/A

MidCap Opportunities Fund        0.30%   1.00%   1.00%     N/A    0.25%    N/A

MidCap Value Fund                0.25%   1.00%   1.00%     N/A    0.25%    N/A

Research Enhanced Index Fund     0.30%   1.00%   1.00%     N/A    0.25%    N/A

SmallCap Growth Fund             0.35%   1.00%   1.00%     N/A    0.25%    N/A

SmallCap Opportunities Fund      0.30%   1.00%   1.00%     N/A    0.25%   0.95%

SmallCap Value Fund              0.25%   1.00%   1.00%     N/A    0.25%    N/A

Tax Efficient Equity Fund        0.35%   1.00%   1.00%     N/A     N/A     N/A
--------------------------------------------------------------------------------

      These fees may be used to cover the expenses of the Distributor primarily intended to result in the sale of Class A, Class B, Class C, Class M, Class Q and Class T shares of the ING Funds, including payments to dealers for selling shares of the ING Funds and for servicing shareholders of these classes of the ING Funds. Activities for which these fees may be used include: promotional activities; preparation and distribution of advertising materials and sales literature; expenses of organizing and conducting sales seminars; personnel costs and overhead of the Distributor; printing of prospectuses and statements of additional information (and supplements thereto) and reports for other than existing shareholders; payments to dealers and others that provide shareholder services; interest on accrued distribution expenses; and costs of administering the Rule 12b-1 Plans. No more than 0.75% per annum of a Fund's average net assets may be used to finance distribution expenses, exclusive of shareholder servicing payments, and no Authorized Dealer may receive shareholder servicing payments in excess of 0.25% per annum of a Fund's average net assets held by the Authorized Dealer's clients or customers.

      Under the Rule 12b-1 Plans, ongoing payments will be made on a quarterly basis to Authorized Dealers for both distribution and shareholder servicing at rates that are based on the average daily net assets of shares that are registered in the name of that Authorized Dealer as nominee or held in a shareholder account that designates that Authorized Dealer as the dealer of record. The rates, on an annual basis, are as follows: 0.25% for Class A, 0.25% for Class B, 1.00% for Class C, 0.65% for Class M, and 0.15% - 0.65% for Class
T. Rights to these ongoing payments begin to accrue in the 13th month following a purchase of Class A, Class B or Class C shares, and in the first month following a purchase of Class M and Class T shares. In addition, a 0.25% fee may be paid on Class Q shares.

      The Distributor will be reimbursed for its actual expenses incurred under a Rule 12b-1 Plan with respect to Class A shares of MagnaCap Fund. The Distributor has incurred costs and expenses with respect to Class A shares that may be reimbursable in future months or years in the amounts of $801,313 for MagnaCap Fund (0.30% of its net assets) as of May 31, 2001. With respect to Class A shares of each other Fund and Class B, Class C, Class M, Class Q and Class T shares of each Fund that offers the class, the Distributor will receive payment without regard to actual distribution expenses it incurs. In the event a Rule 12b-1 Plan is terminated in accordance with its terms, the obligations of a Fund to make payments to the Distributor pursuant to the Rule 12b-1 Plan will cease and the Fund will not be required to make any payments for expenses incurred after the date the Plan terminates.

      In addition to providing for the expenses discussed above, the Rule 12b-1 Plans also recognize that the Investment Adviser and/or the Distributor may use their resources to pay expenses associated with activities primarily intended to result in the promotion and distribution of the ING Funds' shares and other funds managed by the Investment Adviser. In some instances, additional compensation or promotional incentives may be offered to dealers. Such compensation and incentives may include, but are not limited to: cash; merchandise; trips and financial assistance to dealers in connection with pre-approved conferences or seminars; sales or training programs for invited sales personnel; payment for travel expenses (including meals and lodging) incurred by sales personnel and members of their families or other invited guests to various locations for such seminars or training programs; seminars for the public; advertising and sales campaigns regarding one or more of the ING Funds or other funds managed by the Investment Adviser and/or other events sponsored by dealers. In addition, the Distributor may, at its own expense, pay concessions in addition to those described above to dealers that satisfy certain criteria established from time to time by the Distributor. These conditions relate to increasing sales of shares of the ING Funds over specified periods and to certain other factors. These payments may, depending on the dealer's satisfaction of the required conditions, be periodic and may be up to (1) 0.30% of the value of the ING Funds' shares sold by the dealer during a particular period, and (2) 0.10% of the value of the ING Funds' shares held by the dealer's customers for more than one year, calculated on an annual basis.

      The Rule 12b-1 Plans have been approved by the Board of Directors/Trustees of each Fund, including all of the Directors/Trustees who are not interested persons of the Company as defined in the 1940 Act. Each Rule 12b-1 Plan must be renewed annually by the Board of Directors/Trustees, including a majority of the Directors/Trustees who are not interested persons of the Company and who have no direct or indirect financial interest in the operation of the Rule 12b-1 Plan, cast in person at a meeting called for that purpose. It is also required that the selection and nomination of such Directors be committed to the Directors/Trustees who are not interested persons. Each Rule 12b-1 Plan and any distribution or service agreement may be terminated as to a Fund at any time, without any penalty, by such Directors/Trustees or by a vote of a majority of the Fund's outstanding shares on 60 days' written notice. The Distributor or any dealer or other firm may also terminate their respective distribution or service agreement at any time upon written notice.

      In approving each Rule 12b-1 Plan, the Board of Directors/Trustees has determined that differing distribution arrangements in connection with the sale of new shares of a Fund is necessary and appropriate in order to meet the needs of different potential investors. Therefore, the Board of Directors/Trustees, including those Directors/Trustees who are not interested persons of the Company, concluded that, in the exercise of their reasonable business judgment and in light of their fiduciary duties, there is a reasonable likelihood that the Rule 12b-1 Plans as tailored to each class of each Fund, will benefit such ING Funds and their respective shareholders.

      Each Rule 12b-1 Plan and any distribution or service agreement may not be amended to increase materially the amount spent for distribution expenses as to a Fund without approval by a majority of the Fund's outstanding shares, and all material amendments to a Plan or any distribution or service agreement shall be approved by the Directors/Trustees who are not interested persons of the Company, cast in person at a meeting called for the purpose of voting on any such amendment.

      The Distributor is required to report in writing to the Board of Directors/Trustees at least quarterly on the monies reimbursed to it under each Rule 12b-1 Plan, as well as to furnish the Board with such other information as may be reasonably be requested in connection with the payments made under the Rule 12b-1 Plan in order to enable the Board to make an informed determination of whether the Rule 12b-1 Plan should be continued.

      Total distribution expenses incurred by the Distributor for the costs of promotion and distribution with respect to each class of shares for the Funds for the fiscal year ended May 31, 2001 were as follows.

--------------------------------------------------------------------------------
Distribution Expenses     Class A   Class B  Class C  Class M   Class Q  Class T
--------------------------------------------------------------------------------

Biotechnology Fund(1)
------------------
Advertising.............   N/A      N/A       N/A       N/A       N/A      N/A
Printing................   N/A      N/A       N/A       N/A       N/A      N/A
Salaries & Commissions..   N/A      N/A       N/A       N/A       N/A      N/A
Broker Servicing........   N/A      N/A       N/A       N/A       N/A      N/A
Miscellaneous...........   N/A      N/A       N/A       N/A       N/A      N/A
Total...................   N/A      N/A       N/A       N/A       N/A      N/A

Convertible Fund
----------------
Advertising.............   485      576      1,860      N/A       131      N/A
Printing................  9,213    10,949   35,348      N/A      2,494     N/A
Salaries & Commissions..  62,099   73,800   238,262     N/A     16,814     N/A
Broker Servicing........ 236,672  281,268   908,062     N/A     64,080     N/A
Miscellaneous...........  95,972  114,056   368,226     N/A     25,985     N/A
Total................... 404,441  480,649  1,551,758    N/A     109,504    N/A

Equity and Income Fund
----------------------
Advertising.............   200      171       258       N/A        3        84
Printing................  3,801    3,252     4,896      N/A       57      1,599
Salaries & Commissions..  25,153   21,520   32,398      N/A       379     10,584
Broker Servicing........ 129,360  110,677   166,622     N/A      1,948    54,434
Miscellaneous...........  20,341   17,404   26,201      N/A       306     8,560
Total................... 178,855  153,024   230,375     N/A      2,693    75,261

Financial Services Fund
-----------------------
Advertising.............   955      905       N/A       N/A       N/A      N/A
Printing................  18,143   17,201     N/A       N/A       N/A      N/A
Salaries & Commissions.. 118,981  112,803     N/A       N/A       N/A      N/A
Broker Servicing........ 328,061  311,026     N/A       N/A       N/A      N/A
Miscellaneous...........  86,251   81,773     N/A       N/A       N/A      N/A
Total................... 552,391  523,708     N/A       N/A       N/A      N/A

Growth + Value
--------------
Advertising.............   604      988      2,284      N/A       14       N/A
Printing................  16,468   18,774   43,404      N/A       268      N/A
Salaries & Commissions..  79,407  129,997   300,541     N/A      1,852     N/A
Broker Servicing........ 178,148  291,648   674,261     N/A      4,156     N/A
Miscellaneous........... 202,069  330,809   764,798     N/A      4,714     N/A
Total................... 471,696  772,261  1,785,288    N/A     11,004     N/A

Growth Opportunities
Fund
--------------------
Advertising.............   386      316       921       N/A       13       236
Printing................  7,338    5,995    17,491      N/A       238     4,491
Salaries & Commissions..  47,692   38,968   113,684     N/A      1,548    29,188
Broker Servicing........  94,917   77,554   226,255     N/A      3,081    58,090
Miscellaneous........... 129,039  105,434   307,594     N/A      4,189    78,973
Total................... 279,372  228,267   665,945     N/A      9,069   170,978

Internet Fund
-------------
Advertising.............   156       76       49        N/A       N/A      N/A
Printing................  2,759    1,451      924       N/A       N/A      N/A
Salaries & Commissions..  18,735   9,187     5,852      N/A       N/A      N/A
Broker Servicing........  54,324   26,639   16,969      N/A       N/A      N/A
Miscellaneous...........  9,175    4,499     2,866      N/A       N/A      N/A
Total...................  85,349   41,852   26,660      N/A       N/A      N/A

Large Company Value Fund
------------------------
Advertising.............   573       8         9        N/A       N/A      N/A
Printing................  10,881    153       165       N/A       N/A      N/A
Salaries & Commissions..  68,106    958      1,035      N/A       N/A      N/A
Broker Servicing........ 181,298   2,551     2,755      N/A       N/A      N/A
Miscellaneous...........  34,460    485       524       N/A       N/A      N/A
Total................... 295,318   4,155     4,488      N/A       N/A      N/A

LargeCap Growth Fund
--------------------
Advertising.............  1,102    1,300     2,602      N/A       73       N/A
Printing................  20,934   24,698   49,431      N/A      1,385     N/A
Salaries & Commissions.. 142,085  167,631   335,504     N/A      9,402     N/A
Broker Servicing........ 305,294  360,183   720,885     N/A     20,201     N/A
Miscellaneous........... 302,825  357,271   715,057     N/A     20,038     N/A
Total................... 772,240  911,083  1,823,479    N/A     51,099     N/A

MagnaCap Fund
-------------
Advertising.............  1,068     367       60        133       15       N/A
Printing................  20,290   6,969     1,139     2,524      289      N/A
Salaries & Commissions.. 131,258   45,082    7,370    16,327     1,872     N/A
Broker Servicing........ 534,174  183,468   29,992    66,447     7,620     N/A
Miscellaneous........... 103,524   35,556    5,813    12,877     1,477     N/A
Total................... 790,314  271,422   44,374    98,308    11,273     N/A

MidCap Growth Fund
------------------
Advertising.............   380      282      1,755      N/A       25       N/A
Printing................  7,224    5,360    33,339      N/A       476      N/A
Salaries & Commissions..  48,895   36,278   225,669     N/A      3,219     N/A
Broker Servicing........ 333,146  247,191  1,537,601    N/A     21,932     N/A
Miscellaneous...........  80,719   59,890   372,549     N/A      5,314     N/A
Total................... 470,364  348,991  2,170,913    N/A     30,966     N/A

MidCap Opportunities
Fund
--------------------
Advertising.............    73       51       154       N/A        3       N/A
Printing................  1,383     962      2,925      N/A       65       N/A
Salaries & Commissions..  8,756    6,090    18,519      N/A       409      N/A
Broker Servicing........  17,596   12,239   37,213      N/A       822      N/A
Miscellaneous...........  21,993   15,297   46,513      N/A      1,028     N/A
Total...................  49,801   34,639   105,324     N/A      2,327     N/A

MidCap Value Fund(1)
--------------------
Advertising.............   N/A      N/A       N/A       N/A       N/A      N/A
Printing................   N/A      N/A       N/A       N/A       N/A      N/A
Salaries & Commissions     N/A      N/A       N/A       N/A       N/A      N/A
Broker Servicing........   N/A      N/A       N/A       N/A       N/A      N/A
Miscellaneous...........   N/A      N/A       N/A       N/A       N/A      N/A
Total...................   N/A      N/A       N/A       N/A       N/A

Research Enhanced Index
Fund
-----------------------
Advertising.............    43      106       443       N/A        1       N/A
Printing................   810     2,012     8,408      N/A       23       N/A
Salaries & Commissions..  5,383    13,369   55,859      N/A       152      N/A
Broker Servicing........  36,249   90,029   376,161     N/A      1,026     N/A
Miscellaneous...........  13,085   32,498   135,782     N/A       370      N/A
Total...................  55,570  138,014   576,653     N/A      1,572     N/A

SmallCap Growth Fund
--------------------
Advertising.............   493      260      1,656      N/A       22       N/A
Printing................  9,360    4,939    31,467      N/A       415      N/A
Salaries & Commissions..  62,270   32,854   209,334     N/A      2,764     N/A
Broker Servicing........ 367,269  193,771  1,234,655    N/A     16,302     N/A
Miscellaneous........... 103,295   54,498   347,248     N/A      4,585     N/A
Total................... 542,687  286,322  1,824,360    N/A     24,088     N/A

SmallCap Opportunities
Fund
----------------------
Advertising.............   350      423       587       N/A        5       109
Printing................  6,644    8,044    11,152      N/A       98      2,070
Salaries & Commissions..  41,798   50,611   70,161      N/A       614     13,024
Broker Servicing........ 155,339  188,091   260,746     N/A      2,281    48,402
Miscellaneous...........  58,236   70,514   97,752      N/A       855     18,146
Total................... 262,367  317,683   440,398     N/A      3,853    81,750

SmallCap Value Fund(1)
----------------------
Advertising.............   N/A      N/A       N/A       N/A       N/A      N/A
Printing................   N/A      N/A       N/A       N/A       N/A      N/A
Salaries & Commissions..   N/A      N/A       N/A       N/A       N/A      N/A
Broker Servicing........   N/A      N/A       N/A       N/A       N/A      N/A
Miscellaneous...........   N/A      N/A       N/A       N/A       N/A      N/A
Total...................   N/A      N/A       N/A       N/A       N/A      N/A

Tax Efficient Equity
Fund
--------------------
Advertising.............   226       44       12        N/A       N/A      N/A
Printing................  4,285     829       221       N/A       N/A      N/A
Salaries & Commissions..  27,124   5,249     1,402      N/A       N/A      N/A
Broker Servicing........  84,415   16,337    4,363      N/A       N/A      N/A
Miscellaneous...........  13,046   2,525      674       N/A       N/A      N/A
Total................... 129,096   24,984    6,672      N/A       N/A      N/A

-------------------
(1) As of May 31, 2001, the Biotechnology Fund, MidCap Value Fund and SmallCap Value Fund had not commenced operations.



Shareholder Servicing Agent

      ING Funds Services, an affiliate of the Investment Adviser, serves as Shareholder Servicing Agent for the ING Funds. The Shareholder Servicing Agent is responsible for responding to written and telephonic inquiries from shareholders. Each Fund pays the Shareholder Servicing Agent a monthly fee on a per-contact basis, based upon incoming and outgoing telephonic and written correspondence.

Other Expenses

      In addition to the management fee and other fees described previously, each Fund pays other expenses, such as legal, audit, transfer agency and custodian out-of-pocket fees, proxy solicitation costs, and the compensation of Directors/Trustees who are not affiliated with the Investment Adviser. Most Fund expenses are allocated proportionately among all of the outstanding shares of that Fund. However, the Rule 12b-1 Plan fees for each class of shares are charged proportionately only to the outstanding shares of that class.

                                 CODE OF ETHICS

      The ING Funds, the Investment Adviser and the Distributor have adopted a Code of Ethics governing personal trading activities of all Directors/Trustees, officers of the ING Funds and persons who, in connection with their regular functions, play a role in the recommendation of any purchase or sale of a security by each Fund or obtain information pertaining to such purchase or sale. The Code of Ethics is intended to prohibit fraud against a Fund that may arise from personal trading. Personal trading is permitted by such persons subject to certain restrictions; however such persons are generally required to pre-clear all security transactions with the ING Funds' Compliance Officer or her designee and to report all transactions on a regular basis. The Sub-Advisers have adopted their own Codes of Ethics to govern the personal trading activities of their personnel.

                     SUPPLEMENTAL DESCRIPTION OF INVESTMENTS

      Some of the different types of securities in which the Funds may invest, subject to their respective investment objectives, policies and restrictions, are described in the Prospectus under "The Funds," and "More Information About Risks." Additional information concerning the characteristics and risks of certain of the Funds' investments are set forth below. There can be no assurance that any of the Funds will achieve their investment objectives. For the purposes of this section, Internet Fund and Tax Efficient Equity Fund will be referred to collectively as the Funds that comprise Funds Trust. Growth + Value Fund and Research Enhanced Index Fund will be referred to collectively as the Funds that comprise Mayflower Trust. LargeCap Growth Fund, MidCap Growth Fund, SmallCap Growth Fund, Convertible Fund and Equity and Income Fund will be collectively referred to as the Funds that comprise Mutual Funds.

Temporary Defensive and Other Short-Term Positions

      Each Fund may invest its assets in certain short-term, high-quality debt instruments (and, in the case of Financial Services Fund, investment grade debt instruments) and in U.S. Government securities for the following purposes: (i) to meet anticipated day-to-day operating expenses; (ii) pending the Investment Adviser's or Sub-Adviser's ability to invest cash inflows; (iii) to permit the Fund to meet redemption requests; and (iv) for temporary defensive purposes. A Fund for which the investment objective is capital appreciation may also invest in such securities if the Fund's assets are insufficient for effective investment in equities.

      Although it is expected that each Fund will normally be invested consistent with its investment objectives and policies, the short-term instruments in which a Fund may invest include: (i) short-term obligations of the U.S. Government and its agencies, instrumentalities, authorities or political subdivisions; (ii) other short-term debt securities; (iii) commercial paper, including master notes; (iv) bank obligations, including certificates of deposit, time deposits and bankers' acceptances; and (v) repurchase agreements. When investing for the purposes indicated above, the Funds will normally invest in short-term instruments that do not have a maturity of greater than one year.

Common Stock, Preferred Stock, Convertible Securities and Other Equity
Securities

      Each Fund may invest in common stocks, which represent an equity (ownership) interest in a company. This ownership interest generally gives a Fund the right to vote on issues affecting the company's organization and operations. With respect to each Fund other than the Biotechnology Fund, the Financial Services Fund and the Internet Fund, such investments will be diversified over a cross-section of industries and individual companies. As described below, the Biotechnology Fund, the Financial Services Fund, and the Internet Fund concentrate their investments such that at least 25% of the assets of those Funds will be invested in a particular industry. However, with the exception of the Internet Fund, these Funds do invest in a cross-section of individual companies. For Funds other than LargeCap Growth Fund, some of these companies will be organizations with market capitalizations of $500 million or less or companies that have limited product lines, markets and financial resources and are dependent upon a limited management group. Examples of possible investments include emerging growth companies employing new technology, cyclical companies, initial public offerings of companies offering high growth potential, or other corporations offering good potential for high growth in market value. The securities of such companies may be subject to more abrupt or erratic market movements than larger, more established companies both because the securities typically are traded in lower volume and because the issuers typically are subject to a greater degree to changes in earnings and prospects.

      Each Fund may also buy other types of equity securities such as preferred stock, convertible securities, and warrants or other securities that are exchangeable for shares of common stock. Preferred stock, unlike common stock, offers a stated dividend rate payable from a corporation's earnings. Such preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, a negative feature when interest rates decline. Dividends on some preferred stock may be "cumulative," requiring all or a portion of prior unpaid dividends to be paid before dividends are paid on the issuer's common stock. Preferred stock also generally has a preference over common stock on the distribution of a corporation's assets in the event of liquidation of the corporation, and may be "participating," which means that it may be entitled to a dividend exceeding the stated dividend in certain cases. The rights of preferred stocks on the distribution of a corporation's assets in the event of a liquidation are generally subordinate to the rights associated with a corporation's debt securities.

      A convertible security is a security that may be converted either at a stated price or rate within a specified period of time into a specified number of shares of common stock. By investing in convertible securities, a Fund seeks the opportunity, through the conversion feature, to participate in the capital appreciation of the common stock into which the securities are convertible, while investing at a better price than may be available on the common stock or obtaining a higher fixed rate of return than is available on common stocks. The value of a convertible security is a function of its "investment value" (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its "conversion value" (the security's worth, at market value, if converted into the underlying common stock). The credit standing of the issuer and other factors may also affect the investment value of a convertible security. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value.

      The market value of convertible debt securities tends to vary inversely with the level of interest rates. The value of the security declines as interest rates increase and increases as interest rates decline. Although under normal market conditions longer term debt securities have greater yields than do shorter term debt securities of similar quality, they are subject to greater price fluctuations. A convertible security may be subject to redemption at the option of the issuer at a price established in the instrument governing the convertible security. If a convertible security held by a Fund is called for redemption, the Fund must permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party. Rating requirements do not apply to convertible debt securities purchased by the Funds because the Funds purchase such securities for their equity characteristics.

      The Funds that comprise Mutual Funds may invest in "synthetic" convertible securities which are derivative positions composed of two or more different securities whose investment characteristics, taken together, resemble those of convertible securities. For example, a fund may purchase a non-convertible debt security and a warrant or option, which enables the fund to have a convertible-like position with respect to a company, group of companies or stock index. Synthetic convertible securities are typically offered by financial institutions and investment banks in private placement transactions. Upon conversion, the fund generally receives an amount in cash equal to the difference between the conversion price and the then current value of the underlying security. Unlike a true convertible security, a synthetic convertible comprises two or more separate securities, each with its own market value. Therefore, the market value of a synthetic convertible is the sum of the values of its fixed-income component and its convertible component. For this reason, the values of a synthetic convertible and a true convertible security may respond differently to market fluctuations. The Funds that comprise Mutual Funds may only invest in synthetic convertibles with respect to companies whose corporate debt securities are rated "A" or higher by Moody's Investors Services ("Moody's") or "A" or higher by Standard & Poor's Corporation ("S&P") and will not invest more than 15% of their net assets in such synthetic securities and other illiquid securities.

      As a matter of operating policy, the Funds that comprise Mutual Funds will invest no more than 5% of their net assets in warrants. A warrant gives the holder a right to purchase at any time during a specified period a predetermined number of shares of common stock at a fixed price. Unlike convertible debt securities or preferred stock, warrants do not pay a fixed dividend. Investments in warrants involve certain risks, including the possible lack of a liquid market for resale of the warrants, potential price fluctuations as a result of speculation or other factors, and failure of the price of the underlying security to reach or have reasonable prospects of reaching a level at which the warrant can be prudently exercised (in which event the warrant may expire without being exercised, resulting in a loss of the Fund's entire investment therein).

      The Biotechnology Fund, Internet Fund, MidCap Growth Fund, MidCap Opportunities Fund, MidCap Value Fund, SmallCap Growth Fund, SmallCap Opportunities Fund, SmallCap Value Fund and Tax Efficient Equity Fund will invest in small- and/or mid-capitalization companies. Investments in mid- and small-capitalization companies involve greater risk than is customarily associated with larger, more established companies due to the greater business risks of small size, limited markets and financial resources, narrow product lines and the frequent lack of depth of management. The securities of smaller companies are often traded over-the-counter and may not be traded in volumes typical on a national securities exchange. Consequently, the securities of smaller companies may have limited market stability and may be subject to more abrupt or erratic market movements than securities of larger, more established growth companies or the market averages in general. The trading volume of securities of mid-cap and small-cap companies is normally less than that of larger companies and, therefore, may disproportionately affect their market price, tending to make them rise more in response to buying demand and fall more in response to selling pressure than is the case with larger companies.

Eurodollar Convertible Securities

      The Funds that comprise Mutual Funds may invest in Eurodollar convertible securities, which are fixed-income securities of a U.S. issuer or a foreign issuer that are issued outside the United States and are convertible into equity securities of the same or a different issuer. Interest and dividends on Eurodollar securities are payable in U.S. dollars outside of the United States. The Funds that comprise Mutual Funds may invest without limitation in Eurodollar convertible securities that are convertible into foreign equity securities listed, or represented by ADRs listed, on the New York Stock Exchange or the American Stock Exchange or convertible into publicly traded common stock of U.S. companies. The Funds that comprise Mutual Funds may also invest up to 15% of their total assets invested in convertible securities, taken at market value, in Eurodollar convertible securities that are convertible into foreign equity securities which are not listed, or represented by ADRs listed, on such exchanges.

Eurodollar and Yankee Dollar Instruments

      The  Funds  that  comprise  Mutual  Funds and  Funds  Trust may  invest in
Eurodollar and Yankee Dollar instruments. Eurodollar instruments are bonds that pay interest and principal in U.S. dollars held in banks outside the United States, primarily in Europe. Eurodollar instruments are usually issued on behalf of multinational companies and foreign governments by large underwriting groups composed of banks and issuing houses from many countries. Yankee Dollar instruments are U.S. dollar denominated bonds issued in the U.S. by foreign banks and corporations. These investments involve risks that are different from investments in securities issued by U.S. issuers. See "Foreign Investment Considerations."

Securities of Banks and Thrifts

      Financial Services Fund may invest in equity securities of banks and thrifts. A "money center bank" is a bank or bank holding company that is typically located in an international financial center and has a strong international business with a significant percentage of its assets outside the United States. "Regional banks" are banks and bank holding companies which provide full service banking, often operating in two or more states in the same geographic area, and whose assets are primarily related to domestic business. Regional banks are smaller than money center banks and also may include banks conducting business in a single state or city and banks operating in a limited number of states in one or more geographic regions. The third category which constitutes the majority in number of banking organizations are typically smaller institutions that are more geographically restricted and less well-known than money center banks or regional banks and are commonly described as "community banks."

      Financial Services Fund may invest in the securities of banks or thrifts that are relatively small, engaged in business mostly within their geographic region, and are less well-known to the general investment community than money center and larger regional banks. The shares of depository institutions in which that Fund may invest may not be listed or traded on a national securities exchange or on the National Association of Securities Dealers Automated Quotation System ("NASDAQ"); as a result, there may be limitations on the Fund's ability to dispose of them at times and at prices that are most advantageous to the Fund.

      The profitability of banks and thrifts is largely dependent upon interest rates and the resulting availability and cost of capital funds over which these concerns have limited control, and, in the past, such profitability has shown significant fluctuation as a result of volatile interest rate levels. In addition, general economic conditions are important to the operations of these concerns, with exposure to credit losses resulting from financial difficulties of borrowers.

      Changes in state and Federal law are producing significant changes in the banking and financial services industries. Deregulation has resulted in the diversification of certain financial products and services offered by banks and financial services companies, creating increased competition between them. In addition, state and Federal legislation authorizing interstate acquisitions as well as interstate branching has facilitated the increasing consolidation of the banking and thrift industries. Although regional banks involved in intrastate and interstate mergers and acquisitions may benefit from such regulatory changes, those which do not participate in such consolidation may find that it is increasingly difficult to compete effectively against larger banking combinations. Proposals to change the laws and regulations governing banks and companies that control banks are frequently introduced at the state and Federal levels and before various bank regulatory agencies. The likelihood of any changes and the impact such changes might have are impossible to determine.

      The last few years have seen a significant amount of regulatory and legislative activity focused on the expansion of bank powers and diversification of services that banks may offer. These expanded powers have exposed banks to well-established competitors and have eroded the distinctions between regional banks, community banks, thrifts and other financial institutions.

      The thrifts in which Financial Services Fund invests generally are subject to the same risks as banks discussed above. Such risks include interest rate changes, credit risks, and regulatory risks. Because thrifts differ in certain respects from banks, however, thrifts may be affected by such risks in a different manner than banks. Traditionally, thrifts have different and less diversified products than banks, have a greater concentration of real estate in their lending portfolio, and are more concentrated geographically than banks. Thrifts and their holding companies are subject to extensive government regulation and supervision including regular examinations of thrift holding companies by the Office of Thrift Supervision ("OTS"). Such regulations have undergone substantial change since the 1980's and will probably change in the next few years.

Securities of Biotechnology Companies

      The Biotechnology Fund concentrates its investments in the biotechnology sector. The Fund may invest in companies, among others, involved with genomics, genetic engineering, gene therapy, health care, pharmaceuticals, agriculture, chemicals, medicine or surgery.

      Biotechnology Fund may invest in the securities of biotechnology companies that are relatively small with products that are still in the research and discovery stage. Only a limited number of these companies have products that have been approved by the U.S. Food and Drug Administration and commercial production and distribution. These companies may experience losses as they transition from the research phase into the production phase of development, and revenue. Securities of many biotechnology companies are thinly traded. The prices of the securities of biotechnology companies may display extreme volatility and may react negatively to unfavorable research and development results, regulatory changes or market conditions. In addition, the products and services offered by such companies may be subject to rapid obsolescence caused by technological and scientific advances.

Portfolio Hedging

      Each Fund (except Financial Services Fund) may hedge against changes in financial markets, currency rates and interest rates. Each Fund (except Financial Services Fund) may hedge with "derivatives." Derivatives are instruments whose value is linked to, or derived from, another instrument, like an index or a commodity. Hedging transactions involve certain risks. There can be no assurances that a Fund will be employing a hedging transaction at any given time, or that any hedging transaction actually used will be successful. Although a Fund may benefit from hedging, unanticipated changes in interest rates or securities prices may result in greater losses for the Fund than if it did not hedge. If the Fund does not correctly predict a hedge, it may lose money. In addition, each Fund pays commissions and other costs in connection with hedging transactions.

      Risks Associated With Hedging Transactions.
      ------------------------------------------

      Hedging transactions have special risks associated with them, including possible default by the counterparty to the transaction, illiquidity and, to the extent the Investment Adviser's view as to certain market movements is incorrect, the risk that the use of a hedging transaction could result in losses greater than if it had not been used. Use of call options could result in losses to the Fund, force the sale or purchase of portfolio securities at inopportune times or for prices lower than current market values, or cause the Fund to hold a security it might otherwise sell.

      Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to the Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, the risk exists that the perceived linkage between various currencies may not be present or may not be present during the particular time that the Fund is engaging in portfolio hedging. Currency transactions are also subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be adversely affected by government exchange controls, limitations or restrictions on repatriation of currency, and manipulations or exchange restrictions imposed by governments. These forms of governmental actions can result in losses to the Fund if it is unable to deliver or receive currency or monies in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs.

      In addition, the Fund pays commissions and other costs in connection with such investments. Losses resulting from the use of hedging transactions will reduce the Fund's net asset value, and possibly income, and the losses can be greater than if hedging transactions had not been used.

      Risks of Hedging Transactions Outside the United States.
      -------------------------------------------------------

      When conducted outside the U.S., hedging transactions may not be regulated as rigorously as in the U.S., may not involve a clearing mechanism and related guarantees, and will be subject to the risk of government actions affecting trading in, or the price of, foreign securities, currencies and other instruments. The value of positions taken as part of non-U.S. hedging transactions also could be adversely affected by: (1) other complex foreign political, legal and economic factors; (2) lesser availability of data on which to make trading decisions than in the U.S.; (3) delays in the Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the U.S.; (4) the imposition of different exercise and settlement terms and procedures and margin requirements than in the U.S.; and (5) lower trading volume and liquidity.

Short-Term Investments

      The Funds may invest in the following securities and instruments:

      Bank Certificates of Deposit, Bankers' Acceptances and Time Deposits.
      --------------------------------------------------------------------

      The Funds may acquire certificates of deposit, bankers' acceptances and time deposits. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning in effect that the bank unconditionally agrees to pay the face value of the instrument on maturity. Certificates of deposit and bankers' acceptances acquired by the Funds will be dollar-denominated obligations of domestic or foreign banks or financial institutions which at the time of purchase have capital, surplus and undivided profits in excess of $100 million (including assets of both domestic and foreign branches), based on latest published reports, or less than $100 million if the principal amount of such bank obligations is fully insured by the U.S. Government.

      A Fund holding instruments of foreign banks or financial institutions may be subject to additional investment risks that are different in some respects from those incurred by a fund which invests only in debt obligations of U.S. domestic issuers. See "Foreign Investments" below. Domestic banks and foreign banks are subject to different governmental regulations with respect to the amount and types of loans which may be made and interest rates which may be charged. In addition, the profitability of the banking industry depends largely upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operations of the banking industry. Federal and state laws and regulations require domestic banks to maintain specified levels of reserves, limited in the amount which they can loan to a single borrower, and subject to other regulations designed to promote financial soundness. However, such laws and regulations do not necessarily apply to foreign bank obligations that a Fund may acquire.

      In addition to purchasing certificates of deposit and bankers' acceptances, to the extent permitted under their respective investment objectives and policies stated above and in their Prospectuses, the Funds may make interest-bearing time or other interest-bearing deposits in commercial or savings banks. Time deposits are non-negotiable deposits maintained at a banking institution for a specified period of time at a specified interest rate.

      Savings Association Obligations.
      -------------------------------

      The Funds may invest in certificates of deposit (interest-bearing time deposits) issued by savings banks or savings and loan associations that have capital, surplus and undivided profits in excess of $100 million, based on latest published reports, or less than $100 million if the principal amount of such obligations is fully insured by the U.S. Government.

      Commercial Paper, Short-Term Notes and Other Corporate Obligations.
      ------------------------------------------------------------------

      The Funds may invest a portion of their assets in commercial paper and short-term notes. Commercial paper consists of unsecured promissory notes issued by corporations. Issues of commercial paper and short-term notes will normally have maturities of less than nine months and fixed rates of return, although such instruments may have maturities of up to one year.

      Corporate obligations include bonds and notes issued by corporations to finance longer-term credit needs than supported by commercial paper. While such obligations generally have maturities of ten years or more, the Funds may purchase corporate obligations which have remaining maturities of one year or less from the date of purchase and which are rated "AA" or higher by S&P or "Aa" or higher by Moody's.

U.S. Government Securities

      The Funds may invest in U.S. Government securities which include instruments issued by the U.S. Treasury, such as bills, notes and bonds. These instruments are direct obligations of the U.S. Government and, as such, are backed by the full faith and credit of the United States. They differ primarily in their interest rates, the lengths of their maturities and the dates of their issuances. In addition, U.S. Government securities include securities issued by instrumentalities of the U.S. Government, such as the Government National Mortgage Association, which are also backed by the full faith and credit of the United States. Also included in the category of U.S. Government securities are instruments issued by instrumentalities established or sponsored by the U.S. Government, such as the Student Loan Marketing Association, the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation. While these securities are issued, in general, under the authority of an Act of Congress, the U.S. Government is not obligated to provide financial support to the issuing instrumentalities, although under certain conditions certain of these authorities may borrow from the U.S. Treasury. In the case of securities not backed by the full faith and credit of the U.S., the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the U.S. itself in the event the agency or instrumentality does not meet its commitment. Each Fund will invest in securities of such agencies or instrumentalities only when the Sub-Adviser is satisfied that the credit risk with respect to any instrumentality is comparable to the credit risk of U.S. government securities backed by the full faith and credit of the United States.

Municipal Securities

      The Funds that comprise Mutual Funds may invest in debt obligations issued by state and local governments, territories and possessions of the U.S., regional government authorities, and their agencies and instrumentalities ("municipal securities"). Municipal securities include both notes (which have maturities of less than one year) and bonds (which have maturities of one year or more) that bear fixed or variable rates of interest.

      In general, "municipal securities" debt obligations are issued to obtain funds for a variety of public purposes, such as the construction, repair, or improvement of public facilities including airports, bridges, housing, hospitals, mass transportation, schools, streets, water and sewer works. Municipal securities may be issued to refinance outstanding obligations as well as to raise funds for general operating expenses and lending to other public institutions and facilities.

      The two principal classifications of municipal securities are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit, and taxing power for the payment of principal and interest. Characteristics and methods of enforcement of general obligation bonds vary according to the law applicable to a particular issuer, and the taxes that can be levied for the payment of debt service may be limited or unlimited as to rates or amounts of special assessments. Revenue securities are payable only from the revenues derived from a particular facility, a class of facilities or, in some cases, from the proceeds of a special excise tax. Revenue bonds are issued to finance a wide variety of capital projects including: electric, gas, water and sewer systems; highways, bridges, and tunnels; port and airport facilities; colleges and universities; and hospitals. Although the principal security behind these bonds may vary, many provide additional security in the form of a debt service reserve fund the assets of which may be used to make principal and interest payments on the issuer's obligations. Housing finance authorities have a wide range of security, including partially or fully insured mortgages, rent subsidized and collateralized mortgages, and the net revenues from housing or other public projects. Some authorities are provided further security in the form of a state's assistance (although without obligation) to make up deficiencies in the debt service reserve fund.

      The Funds that comprise Mutual Funds may purchase insured municipal debt in which scheduled payments of interest and principal are guaranteed by a private, non-governmental or governmental insurance company. The insurance does not guarantee the market value of the municipal debt or the value of the shares of the Fund.

      Securities of issuers of municipal obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Bankruptcy Reform Act of 1978. In addition, the obligations of such issuers may become subject to laws enacted in the future by Congress, state legislatures or referenda extending the time for payment of principal or interest, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. Furthermore, as a result of legislation or other conditions, the power or ability of any issuer to pay, when due, the principal of and interest on its municipal obligations may be materially affected.

      Moral Obligation Securities

      Municipal securities may include "moral obligation" securities which are usually issued by special purpose public authorities. If the issuer of moral obligation bonds cannot fulfill its financial responsibilities from current revenues, it may draw upon a reserve fund, the restoration of which is moral commitment but not a legal obligation of the state or municipality which created the issuer.

      Industrial Development and Pollution Control Bonds

      The Funds that comprise Mutual Funds may invest in tax-exempt industrial development bonds and pollution control bonds which, in most cases, are revenue bonds and generally are not payable from the unrestricted revenues of an issuer. They are issued by or on behalf of public authorities to raise money to finance privately operated facilities for business, manufacturing, housing, sport complexes, and pollution control. Consequently, the credit quality of these securities is dependent upon the ability of the user of the facilities financed by the bonds and any guarantor to meet its financial obligations.

      Municipal Lease Obligations

      The Funds that comprise Mutual Funds may invest in lease obligations or installment purchase contract obligations of municipal authorities or entities ("municipal lease obligations"). Although lease obligations do not constitute general obligations of the municipality for which its taxing power is pledged, a lease obligation is ordinarily backed by the municipality's covenant to budget for, appropriate and make the payment due under the lease obligation. The Funds that comprise Mutual Funds may also purchase "certificates of participation," which are securities issued by a particular municipality or municipal authority to evidence a proportionate interest in base rental or lease payments relating to a specific project to be made by the municipality, agency or authority. However, certain lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in any year unless money is appropriated for such purpose for such year. Although "non-appropriation" lease obligations are secured by the leased property, disposition of the property in the event of default and foreclosure might prove difficult. In addition, these securities represent a relatively new type of financing, and certain lease obligations may therefore be considered to be illiquid securities.

      These Funds will attempt to minimize the special risks inherent in municipal lease obligations and certificates of participation by purchasing only lease obligations which meet the following criteria: (1) rated A or better by at least one nationally recognized securities rating organization; (2) secured by payments from a governmental lessee which has actively traded debt obligations;
(3) determined by the Investment Adviser or Sub-Adviser to be critical to the lessee's ability to deliver essential services; and (4) contain legal features which the Investment Adviser or Sub-Adviser deems appropriate, such as covenants to make lease payments without the right of offset or counterclaim, requirements for insurance policies, and adequate debt service reserve funds.

Short-Term Municipal Obligations

      The Funds that comprise Mutual Funds may invest in short-term municipal obligations. These securities include the following:

      Tax Anticipation Notes are used to finance working capital needs of municipalities and are issued in anticipation of various seasonal tax revenues, to be payable from these specific future taxes. They are usually general obligations of the issuer, secured by the taxing power of the municipality for the payment of principal and interest when due.

      Revenue Anticipation Notes are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under the Federal Revenue Sharing Program. They also are usually general obligations of the issuer.

      Bond Anticipation Notes normally are issued to provide interim financing until long-term financing can be arranged. The long-term bonds then provide the money for the repayment of the notes.

      Construction Loan Notes are sold to provide construction financing for specific projects. After successful completion and acceptance, many projects receive permanent financing through the Federal National Mortgage Association or the Government National Mortgage Association.

      Short-Term Discount Notes (tax-exempt commercial paper) are short-term (365 days or less) promissory notes issued by municipalities to supplement their cash flow.

Index-, Currency-, and Equity-Linked Securities

      Biotechnology Fund and the Funds that comprise Mutual Funds may invest in "index-linked" or "commodity-linked" notes, which are debt securities of companies that call for interest payments and/or payment at maturity in different terms than the typical note where the borrower agrees to make fixed interest payments and to pay a fixed sum at maturity. Principal and/or interest payments on an index-linked note depend on the performance of one or more market indices, such as the S&P 500 Index or a weighted index of commodity futures such as crude oil, gasoline and natural gas. Biotechnology Fund and the Funds that comprise Mutual Funds may also invest in "equity linked" and "currency-linked" debt securities. At maturity, the principal amount of an equity-linked debt security is exchanged for common stock of the issuer or is payable in an amount based on the issuer's common stock price at the time of maturity. Currency-linked debt securities are short-term or intermediate term instruments having a value at maturity, and/or an interest rate, determined by reference to one or more foreign currencies. Payment of principal or periodic interest may be calculated as a multiple of the movement of one currency against another currency, or against an index.

      Index and currency-linked securities are derivative instruments which may entail substantial risks. Such instruments may be subject to significant price volatility. The company issuing the instrument may fail to pay the amount due on maturity. The underlying investment or security may not perform as expected by the Investment Adviser or Sub-Adviser. Markets, underlying securities and indexes may move in a direction that was not anticipated by the Investment Adviser or Sub-Adviser. Performance of the derivatives may be influenced by interest rate and other market changes in the U.S. and abroad. Certain derivative instruments may be illiquid. See "Illiquid Securities" below.

Corporate Debt Securities

      Each Fund may invest in corporate debt securities. Corporate debt securities include corporate bonds, debentures, notes and other similar corporate debt instruments, including convertible securities. The investment return on a corporate debt security reflects interest earnings and changes in the market value of the security. The market value of a corporate debt security will generally increase when interest rates decline, and decrease when interest rates rise. There is also the risk that the issuer of a debt security will be unable to pay interest or principal at the time called for by the instrument. Investments in corporate debt securities that are rated below investment grade are described in "High Yield Securities" below.

      Debt obligations that are deemed investment grade carry a rating of at least Baa from Moody's or BBB from S&P, or a comparable rating from another rating agency or, if not rated by an agency, are determined by the Investment Adviser to be of comparable quality. Bonds rated Baa or BBB have speculative characteristics and changes in economic circumstances are more likely to lead to a weakened capacity to make interest and principal payments than higher rated bonds.

High Yield Securities

      Biotechnology Fund, Convertible Fund and Equity and Income Fund may invest in high yield securities, which are debt securities that are rated lower than Baa by Moody's or BBB by S&P, or of comparable quality if unrated.

      High yield securities often are referred to as "junk bonds" and include certain corporate debt obligations, higher yielding preferred stock and mortgage-related securities, and securities convertible into the foregoing. Investments in high yield securities generally provide greater income and increased opportunity for capital appreciation than investments in higher quality debt securities, but they also typically entail greater potential price volatility and principal and income risk.

      High yield securities are not considered to be investment grade. They are regarded as predominantly speculative with respect to the issuing company's continuing ability to meet principal and interest payments. Also, their yields and market values tend to fluctuate more than higher-rated securities. Fluctuations in value do not affect the cash income from the securities, but are reflected in a Fund's net asset value. The greater risks and fluctuations in yield and value occur, in part, because investors generally perceive issuers of lower-rated and unrated securities to be less creditworthy.

      The yields earned on high yield securities generally are related to the quality ratings assigned by recognized rating agencies. The following are excerpts from Moody's description of its bond ratings: Ba -- judged to have speculative elements; their future cannot be considered as well assured. B -- generally lack characteristics of a desirable investment. Caa -- are of poor standing; such issues may be in default or there may be present elements of danger with respect to principal or interest. Ca -- speculative in a high degree; often in default. C -- lowest rate class of bonds; regarded as having extremely poor prospects. Moody's also applies numerical indicators 1, 2 and 3 to rating categories. The modifier 1 indicates that the security is in the higher end of its rating category; 2 indicates a mid-range ranking; and 3 indicates a ranking towards the lower end of the category. The following are excerpts from S&P's description of its bond ratings: BB, B, CCC, CC, C -- predominantly speculative with respect to capacity to pay interest and repay principal in accordance with terms of the obligation; BB indicates the lowest degree of speculation and C the highest. D -- in payment default. S&P applies indicators "+," no character, and "-" to its rating categories. The indicators show relative standing within the major rating categories.

      Certain securities held by a Fund may permit the issuer at its option to call, or redeem, its securities. If an issuer were to redeem securities held by a Fund during a time of declining interest rates, the Fund may not be able to reinvest the proceeds in securities providing the same investment return as the securities redeemed.

Risks Associated with High Yield Securities

      The medium- to lower-rated and unrated securities in which the Funds may invest tend to offer higher yields than those of other securities with the same maturities because of the additional risks associated with them. These risks include:

      High Yield Bond Market. A severe economic downturn or increase in interest rates might increase defaults in high yield securities issued by highly leveraged companies. An increase in the number of defaults could adversely affect the value of all outstanding high yield securities, thus disrupting the market for such securities.

      Sensitivity to interest rate and economic changes. High yield securities are more sensitive to adverse economic changes or individual corporate developments but less sensitive to interest rate changes than are Treasury or investment grade bonds. As a result, when interest rates rise, causing bond prices to fall, the value of high yield debt bonds tend not to fall as much as Treasury or investment grade corporate bonds. Conversely when interest rates fall, high yield bonds tend to underperform Treasury and investment grade corporate bonds because high yield bond prices tend not to rise as much as the prices of these bonds.

      The financial stress resulting from an economic downturn or adverse corporate developments could have a greater negative effect on the ability of issuers of high yield securities to service their principal and interest payments, to meet projected business goals and to obtain additional financing than on more creditworthy issuers. Holders of high yield securities could also be at greater risk because high yield securities are generally unsecured and subordinate to senior debt holders and secured creditors. If the issuer of a high yield security owned by a Fund defaults, the Fund may incur additional expenses to seek recovery. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of high yield securities and the Funds' net asset value. Furthermore, in the case of high yield securities structured as zero coupon or pay-in-kind securities, their market prices are affected to a greater extent by interest rate changes and thereby tend to be more speculative and volatile than securities which pay in cash.

      Payment Expectations. High yield securities present risks based on payment expectations. For example, high yield securities may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, the Funds may have to replace the security with a lower yielding security, resulting in a decreased return for investors. Also, the value of high yield securities may decrease in a rising interest rate market. In addition, there is a higher risk of non-payment of interest and/or principal by issuers of high yield securities than in the case of investment grade bonds.

      Liquidity and Valuation Risks. Lower-rated bonds are typically traded among a smaller number of broker-dealers rather than in a broad secondary market. Purchasers of high yield securities tend to be institutions, rather than individuals, a factor that further limits the secondary market. To the extent that no established retail secondary market exists, many high yield securities may not be as liquid as Treasury and investment grade bonds. The ability of a Fund's Board of Director/Trustees to value or sell high yield securities will be adversely affected to the extent that such securities are thinly traded or illiquid. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield securities more than other securities, especially in a thinly-traded market. To the extent a Fund owns illiquid or restricted high yield securities, these securities may involve special registration responsibilities, liabilities and costs, and liquidity and valuation difficulties. At times of less liquidity, it may be more difficult to value high yield securities because this valuation may require more research, and elements of judgment may play a greater role in the valuation since there is less reliable, objective data available.

      Taxation. Special tax considerations are associated with investing in high yield securities structured as zero coupon or pay-in-kind securities. The Funds report the interest on these securities as income even though it receives no cash interest until the security's maturity or payment date.

      Limitations of Credit Ratings. The credit ratings assigned to high yield securities may not accurately reflect the true risks of an investment. Credit ratings typically evaluate the safety of principal and interest payments, rather than the market value risk of high yield securities. In addition, credit agencies may fail to adjust credit ratings to reflect rapid changes in economic or company conditions that affect a security's market value. Although the ratings of recognized rating services such as Moody's and S&P are considered, the Investment Adviser and a Fund's Sub-Adviser may primarily rely on their own credit analysis, which includes a study of existing debt, capital structure, ability to service debts and to pay dividends, the issuer's sensitivity to economic conditions, its operating history and the current trend of earnings. Thus, the achievement of a Fund's investment objective may be more dependent on the Investment Adviser's or Sub-Adviser's own credit analysis than might be the case for a fund which invests in higher quality bonds. The Investment Adviser, or Sub-Adviser, when applicable, continually monitors the investments in each Fund's portfolio and carefully evaluates whether to dispose of or retain high yield securities whose credit ratings have changed. The Funds may retain a security whose rating has been changed.

Banking Industry Obligations

      Each Fund may invest in banking industry obligations, including certificates of deposit, bankers' acceptances, and fixed time deposits. The Funds will not invest in obligations issued by a bank unless (i) the bank is a U.S. bank and a member of the FDIC and (ii) the bank has total assets of at least $1 billion (U.S.) or, if not, the Fund's investment is limited to the FDIC-insured amount of $100,000.

When-Issued Securities and Delayed-Delivery Transactions

      In order to secure prices or yields deemed advantageous at the time, the Funds (except Large Company Value Fund) may purchase or sell securities on a when-issued or a delayed-delivery basis generally 15 to 45 days after the commitment is made. The Funds (except Financial Services, Large Company Value, and MagnaCap Funds) may also enter into forward commitments. The Funds will enter into a when-issued transaction for the purpose of acquiring portfolio securities and not for the purpose of leverage. In such transactions, delivery of the securities occurs beyond the normal settlement periods, but no payment or delivery is made by, and no interest accrues to, the Fund prior to the actual delivery or payment by the other party to the transaction. Due to fluctuations in the value of securities purchased on a when-issued or a delayed-delivery basis, the yields obtained on such securities may be higher or lower than the yields available in the market on the dates when the investments are actually delivered to the buyers. Similarly, the sale of securities for delayed-delivery can involve the risk that the prices available in the market when delivery is made may actually be higher than those obtained in the transaction itself. Each Fund will establish a segregated account with the Custodian consisting of cash and/or liquid assets in an amount equal to the amount of its when-issued and delayed-delivery commitments which will be "marked to market" daily. Each Fund will only make commitments to purchase such securities with the intention of actually acquiring the securities, but the Fund may sell these securities before the settlement date if it is deemed advisable as a matter of investment strategy. In these cases, a Fund may realize a taxable capital gain or loss. When a Fund engages in when-issued, forward commitment, and delayed delivery transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in a Fund's incurring a loss or missing an opportunity to obtain a price credited to be advantageous. The Funds that comprise Mutual Funds may not purchase when issued securities or enter into firm commitments, if as a result, more than 15% of the Fund's net assets would be segregated to cover such securities.

      When the time comes to pay for the securities acquired on a delayed delivery basis, a Fund will meet its obligations from the available cash flow, sale of the securities held in the segregated account, sale of other securities or, although it would not normally expect to do so, from sale of the when-issued securities themselves (which may have a market value greater or less than the Fund's payment obligation). Depending on market conditions, the Funds could experience fluctuations in share price as a result of delayed delivery or when-issued purchases.

Derivatives

      Each Fund (except Financial Services Fund) may invest in derivative instruments. Generally, derivatives can be characterized as financial instruments whose performance is derived, at least in part, from the performance of an underlying asset or assets. Types of derivatives include options, futures contracts, options on futures and forward contracts. Derivative instruments may be used for a variety of reasons, including to enhance return, hedge certain market risks, or provide a substitute for purchasing or selling particular securities. Derivatives may provide a cheaper, quicker or more specifically focused way for the Fund to invest than "traditional" securities would.

      Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular derivative and the portfolio as a whole. Derivatives permit a Fund to increase or decrease the level of risk, or change the character of the risk, to which its portfolio is exposed in much the same way as the Fund can increase or decrease the level of risk, or change the character of the risk, of its portfolio by making investments in specific securities.

      Derivatives may be purchased on established exchanges or through privately negotiated transactions referred to as over-the-counter derivatives. Exchange-traded derivatives generally are guaranteed by the clearing agency which is the issuer or counterparty to such derivatives. This guarantee usually is supported by a daily payment system (i.e., margin requirements) operated by the clearing agency in order to reduce overall credit risk. As a result, unless the clearing agency defaults, there is relatively little counterparty credit risk associated with derivatives purchased on an exchange. By contrast, no clearing agency guarantees over-the-counter derivatives. Therefore, each party to an over-the-counter derivative bears the risk that the counterparty will default. Accordingly, the Funds will consider the creditworthiness of counterparties to over-the-counter derivatives in the same manner as they would review the credit quality of a security to be purchased by a Fund. Over-the-counter derivatives are less liquid than exchange-traded derivatives since the other party to the transaction may be the only investor with sufficient understanding of the derivative to be interested in bidding for it. In the case of Research Enhanced Index Fund, derivative investments generally will be limited to S&P 500 Index Options.

Real Estate Securities

      The Funds that comprise the Funds Trust may invest in REITs and other real estate industry operating companies ("REOCs"). For purposes of a Fund's investments, a REOC is a company that derives at least 50% of its gross revenues or net profits from either (1) the ownership, development, construction, financing, management or sale of commercial, industrial or residential real estate, or (2) products or services related to the real estate industry, such as building supplies or mortgage servicing. Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Although a Fund will not invest directly in real estate, a fund may invest in equity securities of issuers primarily engaged in or related to the real estate industry. Therefore, an investment in REITs is subject to certain risks associated with the direct ownership of real estate and with the real estate industry in general. These risks include, among others: possible declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; increases in competition, property taxes and operating expenses; changes in zoning laws; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents; and changes in interest rates. To the extent that assets underlying the REITs' investments are concentrated geographically, by property type or in certain other respects, the REITs may be subject to certain of the foregoing risks to a greater extent. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, are subject to heavy cash flow dependency, default by borrowers and self-liquidation. REITs are also subject to the possibilities of failing to qualify for tax-free pass-through of income under the U.S. Internal Revenue Code and failing to maintain their exemptions from registration under the 1940 Act.

      REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT's investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT's investment in fixed rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on a REIT's investment in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

      Investing in REITs involves risks similar to those associated with investing in small capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities.

      Investments in mortgage-related securities involve certain risks. In periods of declining interest rates, prices of fixed income securities tend to rise. However, during such periods, the rate of prepayment of mortgages underlying mortgage-related securities tends to increase, with the result that such prepayments must be reinvested by the issuer at lower rates. In addition, the value of such securities may fluctuate in response to the market's perception of the creditworthiness of the issuers of mortgage-related securities owned by the Fund. Because investments in mortgage-related securities are interest sensitive, the ability of the issuer to reinvest or to reinvest favorably in underlying mortgages may be limited by government regulation or tax policy. For example, action by the Board of Governors of the Federal Reserve System to limit the growth of the nation's money supply may cause interest rates to rise and thereby reduce the volume of new residential mortgages. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantees and/or insurance, there is no assurance that private guarantors or insurers will be able to meet their obligations.

Mortgage-Related Securities

      The Funds (except Biotechnology, Financial Services, Large Company Value, MagnaCap, MidCap Value and SmallCap Value Funds) may invest in mortgage-related securities. These Funds may invest in U.S. Government agency mortgage-backed securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities, including the Government National Mortgage Association ("GNMA"), Federal National Mortgage Association ("FNMA"), and the Federal Home Loan Mortgage Association ("FHLMC"). These instruments might be considered derivatives. The primary risks associated with these instruments is the risk that their value will change with changes in interest rates and prepayment risk.

      One type of mortgage-related security includes certificates that represent pools of mortgage loans assembled for sale to investors by various governmental and private organizations. These securities provide a monthly payment, which consists of both an interest and a principal payment that is in effect a "pass-through" of the monthly payment made by each individual borrower on his or her residential mortgage loan, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying residential property, refinancing, or foreclosure, net of fees or costs that may be incurred.

      "Pass-through" certificates, such as those issued by GNMA, entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, regardless of whether the mortgagor actually makes the payment. A major governmental guarantor of pass-through certificates is GNMA. GNMA guarantees, with the full faith and credit of the United States government, the timely payments of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers). Certificates issued by GNMA are backed by pools of FHA-insured or VA-guaranteed mortgages. Other governmental include FNMA and FHLMC (though these certificates are not backed by the full faith and credit of the United States Government). FNMA purchases residential mortgages from a list of approved seller/services that include state and federally chartered savings and loan associations, mutual saving banks, commercial banks, credit unions and mortgage bankers.

      The prices of high coupon U.S. Government agency mortgage-backed securities do not tend to rise as rapidly as those of traditional fixed-rate securities at times when interest rates are decreasing, and tend to decline more slowly at times when interest rates are increasing.

      The Funds indicated above may also purchase mortgage-backed securities issued by commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers that also create pass-through pools of conventional residential mortgage loans. Such issuers may in addition be the originators of the underlying mortgage loans as well as the guarantors of the pass-through certificates. Pools created by such non-governmental issuers generally offer a higher rate of return than governmental pools because there are no direct or indirect governmental guarantees of payments in the private pools. However, the timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance. The insurance and guarantees are issued by government entities, private insurers and the mortgage poolers.

      It is expected that governmental or private entities may create mortgage loan pools offering pass-through investments in addition to those described above. As new types of pass-through securities are developed and offered to investors, the Investment Adviser or Sub-Adviser may, consistent with the Funds' investment objectives, policies and restrictions, consider making investments in such new types of securities.

      Other types of mortgage-related securities in which the Funds indicated above may invest include debt securities that are secured, directly or indirectly, by mortgages on commercial real estate or residential rental properties, or by first liens on residential manufactured homes (as defined in section 603(6) of the National Manufactured Housing Construction and Safety Standards Act of 1974), whether such manufactured homes are considered real or personal property under the laws of the states in which they are located. Securities in this investment category include, among others, standard mortgage-backed bonds and newer collateralized mortgage obligations ("CMOs"). Mortgage-backed bonds are secured by pools of mortgages, but unlike pass-through securities, payments to bondholders are not determined by payments on the mortgages. The bonds consist of a single class, with interest payable periodically and principal payable on the stated date of maturity. CMOs have characteristics of both pass-through securities and mortgage-backed bonds. CMOs are secured by pools of mortgages, typically in the form of "guaranteed" pass-through certificates such as GNMA, FNMA, or FHLMC securities. The payments on the collateral securities determine the payments to bondholders, but there is not a direct "pass-through" of payments. CMOs are structured into multiple classes, each bearing a different date of maturity. Monthly payments of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longest maturity class receive principal only after the shorter maturity classes have been retired.

      CMOs are issued by entities that operate under order from the SEC exempting such issuers from the provisions of the 1940 Act. Until recently, the staff of the SEC had taken the position that such issuers were investment companies and that, accordingly, an investment by an investment company (such as the Funds) in the securities of such issuers was subject to the limitations imposed by Section 12 of the 1940 Act. However, in reliance on SEC staff interpretations, the Funds indicated above may invest in securities issued by certain "exempted issuers" without regard to the limitations of Section 12 of the 1940 Act. In its interpretation, the SEC staff defined "exempted issuers" as unmanaged, fixed asset issuers that: (a) invest primarily in mortgage-backed securities; (b) do not issue redeemable securities as defined in Section 2(a)(32) of the 1940 Act; (c) operate under the general exemptive orders exempting them from all provisions of the 1940 Act; and (d) are not registered or regulated under the 1940 Act as investment companies.

      Stripped mortgage-backed securities ("SMBS") are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing.

      SMBS are structured with two or more classes of securities that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have at least one class receiving only a small portion of the interest and a larger portion of the principal from the mortgage assets, while the other classes will receive primarily interest and only a small portion of the principal. In the most extreme case, one class will receive all of the interest (the Interest-Only or "IO" class), while the other class will receive all of the principal (the Principal-Only or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on such security's yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may fail to recoup fully its initial investment in these securities. The determination of whether a particular government-issued IO or PO backed by fixed-rate mortgages is liquid is made by the Investment Adviser or a Sub-Adviser under guidelines and standards established by the Fund's Board of Directors/Trustees. Such a security may be deemed liquid if it can be disposed of promptly in the ordinary course of business at a value reasonably close to that used in the calculation of net asset value per share.

      Growth + Value Fund, MidCap Opportunities Fund, and Research Enhanced Index Fund may invest up to 5% of its net assets in Privately Issued CMOs, IOs and POs when the Investment Adviser or a Sub-Adviser believes that such investments are consistent with the Fund's investment objective.

      The Funds (except Biotechnology, Financial Services, Large Company Value, MagnaCap, MidCap Value and SmallCap Value Funds and the Funds that comprise Funds Trust) may invest in foreign mortgage-related securities. Foreign mortgage-related securities are interests in pools of mortgage loans made to residential home buyers domiciled in a foreign country. These include mortgage loans made by trust and mortgage loan companies, credit unions, chartered banks, and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations (e.g., Canada Mortgage and Housing Corporation and First Australian National Mortgage Acceptance Corporation Limited). The mechanics of these mortgage-related securities are generally the same as those issued in the United States. However, foreign mortgage markets may differ materially from the U.S. mortgage market with respect to matters such as the sizes of loan pools, pre-payment experience, and maturities of loans.

Risks of Investing in Mortgage-Related Securities

      Investments in mortgage-related securities involve certain risks. In periods of declining interest rates, prices of fixed income securities tend to rise. However, during such periods, the rate of prepayment of mortgages underlying mortgage-related securities tends to increase, with the result that such prepayments must be reinvested by the issuer at lower rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective maturity of the security beyond what was anticipated at the time of the purchase. Unanticipated rates of prepayment on underlying mortgages can be expected to increase the volatility of such securities. In addition, the value of these securities may fluctuate in response to the market's perception of the creditworthiness of the issuers of mortgage-related securities owned by a Fund. Because investments in mortgage-related securities are interest rate sensitive, the ability of the issuer to reinvest favorably in underlying mortgages may be limited by government regulation or tax policy. For example, action by the Board of Governors of the Federal Reserve System to limit the growth of the nation's money supply may cause interest rates to rise and thereby reduce the volume of new residential mortgages. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantees and/or insurance, there is no assurance that private guarantors or insurers will be able to meet their obligations. Further, stripped mortgage-backed securities are likely to experience greater price volatility than other types of mortgage securities. The yield to maturity on the interest only class is extremely sensitive, both to changes in prevailing interest rates and to the rate of principal payments (including prepayments) on the underlying mortgage assets. Similarly, the yield to maturity on CMO residuals is extremely sensitive to prepayments on the related underlying mortgage assets. In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are made. A Fund could fail to fully recover its initial investment in a CMO residual or a stripped mortgage-backed security.

      GNMA Guarantee. The National Housing Act authorizes GNMA to guarantee the timely payment of principal and interest on securities backed by a pool of mortgages insured by the Federal Housing Administration ("FHA") or the Farmers' Home Administration ("FMHA") or guaranteed by the Veterans Administration ("VA"). GNMA is also empowered to borrow without limitation from the U.S. Treasury, if necessary, to make payments required under its guarantee.

      Life of GNMA Certificates. The average life of a GNMA Certificate is likely to be substantially less than the stated maturity of the mortgages underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures will usually result in the return of the greater part of principal investment long before the maturity of the mortgages in the pool. Foreclosures impose no risk of loss of the principal balance of a certificate, because of the GNMA guarantee, but foreclosure may impact the yield to shareholders because of the need to reinvest proceeds of foreclosure. As prepayment rates of individual mortgage pools vary widely, it is not possible to predict accurately the average life of a particular issue of GNMA Certificates. However, statistics published by the FHA indicate that the average life of single family dwelling mortgages with 25 to 30-year maturities, the type of mortgages backing the vast majority of GNMA Certificates, is approximately 12 years. Prepayments are likely to increase in periods of falling interest rates. It is customary to treat GNMA Certificates as 30-year mortgage-backed securities that prepay fully in the twelfth year.

      Yield Characteristics of GNMA Certificates. The coupon rate of interest of GNMA Certificates is lower than the interest rate paid on the VA-guaranteed or FHA-insured mortgages underlying the certificates, by the amount of the fees paid to GNMA and the issuer. The coupon rate by itself, however, does not indicate the yield that will be earned on GNMA Certificates. First, GNMA Certificates may be issued at a premium or discount rather than at par, and, after issuance, GNMA Certificates may trade in the secondary market at a premium or discount. Second, interest is earned monthly, rather than semi-annually as with traditional bonds; monthly compounding raises the effective yield earned. Finally, the actual yield of a GNMA Certificate is influenced by the prepayment experience of the mortgage pool underlying it. For example, if interest rates decline, prepayments may occur faster than had been originally projected and the yield to maturity and the investment income of the Fund would be reduced.

Adjustable Rate Mortgage Securities

      The Funds that comprise Funds Trust may invest in adjustable rate mortgage securities (ARMS), which are pass-through mortgage securities collateralized by mortgages with adjustable rather than fixed rates. Generally, ARMS have a specified maturity date and amortize principal over their life. In periods of declining interest rates, there is a reasonable likelihood that ARMS will experience increased rates of prepayment of principal. However, the major difference between ARMS and fixed rate mortgage securities is that the interest rate and the rate of amortization of principal of ARMS can and do change in accordance with movements in a particular, pre-specified, published interest rate index.

      The amount of interest on an ARM is calculated by adding a specified amount, the "margin," to the index, subject to limitations on the maximum and minimum interest that can be charged to the mortgagor during the life of the mortgage or to maximum and minimum changes to that interest rate during a given period. Because the interest rates on ARMS generally move in the same direction as market interest rates, the market value of ARMS tends to be more stable than that of long-term fixed rate securities.

      There are two main categories of indices which serve as benchmarks for periodic adjustments to coupon rates on ARMS: those based on U.S. Treasury securities and those derived from a calculated measure such as a cost of funds index or a moving average of mortgage rates. Commonly utilized indices include the one-year and five-year constant maturity Treasury Note rates, the three-month Treasury Bill rate, the 180-day Treasury Bill rate, rates on longer-term Treasury securities, the 11th District Federal Home Loan Bank Cost of Funds, the National Median Cost of Funds, the one-month or three-month London Interbank Offered Rate (LIBOR), the prime rate of a specific bank, or commercial paper rates. Some indices, such as the one-year constant maturity Treasury Note rate, closely mirror changes in market interest rate levels. Others, such as the 11th District Home Loan Bank Cost of Funds index (often related to ARMS issued by FNMA), tend to lag changes in market rate levels and tend to be somewhat less volatile.

Asset Backed Securities

      The Funds are permitted to invest in asset-backed securities. Through the use of trusts and special purpose subsidiaries, various types of assets, primarily home equity loans and automobile and credit card receivables, are being securitized in pass-through structures similar to the mortgage pass-through structures described above. Consistent with the Funds' investment objectives, policies and quality standards, the Funds may invest in these and other types of asset-backed securities which may be developed in the future.

      Asset-backed securities involve certain risks that are not posed by mortgage-related securities, resulting mainly from the fact that asset-backed securities do not usually contain the benefit of a complete security interest in the related collateral. For example, credit card receivables generally are unsecured and the debtors are entitled to the protection of a number of state and Federal consumer credit laws, some of which may reduce the ability to obtain full payment. In the case of automobile receivables, due to various legal and economic factors, proceeds from repossessed collateral may not always be sufficient to support payments on these securities. The risks associated with asset-backed securities are often reduced by the addition of credit enhancements such as a letter of credit from a bank, excess collateral or a third-party guarantee.

Zero Coupon and Pay-In-Kind Securities

      The Funds (except Large Company Value, LargeCap Growth, MagnaCap and MidCap Growth Funds) may invest in zero coupon securities. Equity and Income Fund and Convertible Fund will limit their investments in such securities to 35% of their respective net assets. Zero coupon, or deferred interest securities, are debt obligations that do not entitle the holder to any periodic payment of interest prior to maturity or a specified date when the securities begin paying current interest (the "cash payment date") and therefore are issued and traded at a discount from their face amounts or par value. The discount varies, depending on the time remaining until maturity or cash payment date, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. The discount, in the absence of financial difficulties of the issuer, decreases as the final maturity or cash payment date of the security approaches. The market prices of zero coupon and delayed interest securities generally are more volatile than the market prices of securities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than do non-zero coupon securities having similar maturities and credit quality. Current federal income tax law requires holders of zero coupon securities to report as interest income each year the portion of the original issue discount on such securities (other than tax-exempt original issue discount from a zero coupon security) that accrues that year, even though the holders receive no cash payments of interest during the year.

      Convertible Fund and Equity and Income Fund may also invest in pay-in-kind securities. Pay-in-kind securities are securities that pay interest or dividends through the issuance of additional securities. A Fund will be required to report as income annual inclusions of original issue discount over the life of such securities as if it were paid on a current basis, although no cash interest or dividend payments are received by the Fund until the cash payment date or the securities mature. Under certain circumstances, the Funds could also be required to include accrued market discount or capital gain with respect to its pay-in-kind securities.

      The risks associated with lower rated debt securities apply to these securities. Zero coupon and pay-in-kind securities are also subject to the risk that in the event of a default, a Fund may realize no return on its investment, because these securities do not pay cash interest.

American Depositary Receipts and European Depositary Receipts

      Biotechnology Fund, Large Company Value Fund, MagnaCap Fund, MidCap Value Fund, SmallCap Value Fund, the Funds that comprise Mutual Funds, and the Funds that comprise Funds Trust may invest in securities of foreign issuers in the form of American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") or other similar securities representing securities of foreign issuers. These securities may not necessarily be denominated in the same currency as the securities they represent. ADRs are receipts typically issued by a United States bank or trust company evidencing ownership of the underlying foreign securities. EDRs are receipts issued by a European financial institution evidencing a similar arrangement. Generally, ADRs, in registered form, are designed for use in the United States securities markets, and EDRs, in bearer form, are designed for use in European securities markets.

Foreign and Emerging Market Securities

      Each Fund may invest in foreign securities. Convertible Fund, Equity and Income Fund, LargeCap Growth Fund, MidCap Growth Fund and SmallCap Growth Fund may invest in Emerging Markets Securities. Biotechnology Fund, Internet Fund and Tax Efficient Equity Fund may invest an unlimited amount in foreign securities and may also invest in emerging markets securities. The Equity and Income Fund, Convertible Fund, Growth + Value Fund, Growth Opportunities Fund, Large Company Value Fund, LargeCap Growth Fund, MidCap Growth Fund, MidCap Opportunities Fund, Research Enhanced Index Fund, SmallCap Growth Fund and SmallCap Opportunities Fund may invest up to 20% of its net assets in securities of foreign issuers, of which 10% of its net assets may be invested in foreign securities that are not listed on a U.S. securities exchange. MagnaCap Fund may invest up to 5% of its total assets, in certain foreign securities (including ADRs). MidCap Value Fund and SmallCap Value Fund may invest up to 20% of their net assets in securities of foreign issuers.

      Foreign financial markets, while growing in volume, have, for the most part, substantially less volume than United States markets, and securities of many foreign companies are less liquid and their prices more volatile than securities of comparable domestic companies. The foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delivery of securities may not occur at the same time as payment in some foreign markets. Delays in settlement could result in temporary periods when a portion of the assets of a Fund is uninvested and no return is earned thereon. The inability of the Funds to make intended security purchases due to settlement problems could cause the Funds to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to the Funds due to subsequent declines in value of the portfolio security or, if the Funds have entered into a contract to sell the security, could result in possible liability to the purchaser.

      As foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards and practices comparable to those applicable to domestic companies, there may be less publicly available information about certain foreign companies than about domestic companies. There is generally less government supervision and regulation of exchanges, financial institutions and issuers in foreign countries than there is in the United States. A foreign government may impose exchange control regulations that may have an impact on currency exchange rates, and there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments that could affect U.S. investments in those countries.

      Although the Funds will use reasonable efforts to obtain the best available price and the most favorable execution with respect to all transactions and the Investment Adviser or Sub-Adviser will consider the full range and quality of services offered by the executing broker or dealer when making these determinations, fixed commissions on many foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges. Certain foreign governments levy withholding taxes against dividend and interest income, or may impose other taxes. Although in some countries a portion of these taxes are recoverable, the non-recovered portion of foreign withholding taxes will reduce the income received by the Funds on these investments. However, these foreign withholding taxes are not expected to have a significant impact on a Fund with an investment objective of long-term capital appreciation because any income earned by the Fund should be considered incidental. The risks of investing in foreign securities may be intensified in the case of investments in issuers domiciled or doing substantial business in emerging markets or countries with limited or developing capital markets. Security prices in emerging markets can be significantly more volatile than in the more developed nations of the world, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may have relatively unstable governments, present the risk of sudden adverse government action and even nationalization of businesses, restrictions on foreign ownership, or prohibitions of repatriation of assets, and may have less protection of property rights than more developed countries. The economies of countries with emerging markets may be predominantly based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. Transaction settlement and dividend collection procedures may be less reliable in emerging markets than in developed markets. Securities of issuers located in countries with emerging markets may have limited marketability and may be subject to more abrupt or erratic price movements.

      International Debt Securities. The Funds indicated above may invest in debt obligations (which may be denominated in U.S. dollar or in non-U.S. currencies) of any rating issued or guaranteed by foreign corporations, certain supranational entities (such as the World Bank) and foreign governments (including political subdivisions having taxing authority) or their agencies or instrumentalities, including American Depository Receipts. These investments may include debt obligations such as bonds (including sinking fund and callable bonds), debentures and notes, together with preferred stocks and zero coupon securities.

      In determining whether to invest in debt obligations of foreign issuers, a Fund will consider the relative yields of foreign and domestic high yield securities, the economies of foreign countries, the condition of such countries' financial markets, the interest rate climate of such countries and the relationship of such countries' currency to the U.S. Dollar. These factors are judged on the basis of fundamental economic criteria (e.g., relative inflation levels and trends, growth rate forecasts, balance of payments status and economic policies) as well as technical and political data. Subsequent foreign currency losses may result in a Fund having previously distributed more income in a particular period than was available from investment income, which could result in a return of capital to shareholders. A Fund's portfolio of foreign securities may include those of a number of foreign countries, or, depending upon market conditions, those of a single country.

      Investments in securities of issuers in non-industrialized countries generally involve more risk and may be considered highly speculative. Although a portion of a Fund's investment income may be received or realized in foreign currencies, the Fund will be required to compute and distribute its income in U.S. dollars and absorb the cost of currency fluctuations and the cost of currency conversions. Investment in foreign securities involves considerations and risks not associated with investment in securities of U.S. issuers. For example, foreign issuers are not required to use generally accepted accounting principles. If foreign securities are not registered under the 1933 Act, the issuer does not have to comply with the disclosure requirements of the Securities Exchange Act of 1934, as amended (the "1934 Act"). The values of foreign securities investments will be affected by incomplete or inaccurate information available to the Investment Adviser or Sub-Adviser as to foreign issuers, changes in currency rates, exchange control regulations or currency blockage, expropriation or nationalization of assets, application of foreign tax laws (including withholding taxes), changes in governmental administration or economic or monetary policy. In addition, it is generally more difficult to obtain court judgments outside the United States.

      Restrictions on Foreign Investments. Some developing countries prohibit or impose substantial restrictions on investments in their capital markets, particularly their equity markets, by foreign entities such as a Fund. As illustrations, certain countries may require governmental approval prior to investments by foreign persons or limit the amount of investment by foreign persons in a particular company or limit the investment by foreign persons to only a specific class of securities of a company that may have less advantageous terms (including price) than securities of the company available for purchase by nationals. Certain countries may restrict investment opportunities in issuers or industries deemed important to national interests.

      The manner in which foreign investors may invest in companies in certain developing countries, as well as limitations on such investments, also may have an adverse impact on the operations of a Fund that invests in such countries. For example, a Fund may be required in certain of such countries to invest initially through a local broker or other entity and then have the shares purchased re-registered in the name of the Fund. Re-registration may in some instances not be able to occur on timely basis, resulting in a delay during which a Fund may be denied certain of its rights as an investor, including rights as to dividends or to be made aware of certain corporate actions. There also may be instances where a Fund places a purchase order but is subsequently informed, at the time of re-registration, that the permissible allocation of the investment to foreign investors has been filled, depriving the Fund of the ability to make its desired investment at that time.

      Substantial limitations may exist in certain countries with respect to a Fund's ability to repatriate investment income, capital or the proceeds of sales of securities by foreign investors. A Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investments. No more than 15% of a Fund's net assets may be comprised, in the aggregate, of assets that are (i) subject to material legal restrictions on repatriation or (ii) invested in illiquid securities. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of the operations of the Fund. For example, funds may be withdrawn from the People's Republic of China only in U.S. or Hong Kong dollars and only at an exchange rate established by the government once each week.

      In certain countries, banks or other financial institutions may be among the leading companies or have actively traded securities. The 1940 Act restricts each Fund's investments in any equity securities of an issuer that, in its most recent fiscal year, derived more than 15% of its revenues from "securities related activities," as defined by the rules thereunder. The provisions may restrict a Fund's investments in certain foreign banks and other financial institutions.

      Foreign Currency Risks. Currency risk is the risk that changes in foreign exchange rates will affect, favorably or unfavorably, the U.S. dollar value of foreign securities. In a period when the U.S. dollar generally rises against foreign currencies, the returns on foreign stocks for a U.S. investor will be diminished. By contrast, in a period when the U.S. dollar generally declines, the returns on foreign securities will be enhanced. Unfavorable changes in the relationship between the U.S. dollar and the relevant foreign currencies, therefore, will adversely affect the value of a Fund's shares.

      Foreign Currency Exchange Transactions. Because the Funds that invest in foreign securities may buy and sell securities denominated in currencies other than the U.S. Dollar, and receive interest, dividends and sale proceeds in currencies other than the U.S. Dollar, the Funds may enter into foreign currency exchange transactions to convert to and from different foreign currencies and to convert foreign currencies to and from the U.S. Dollar. The Funds either enter into these transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or uses forward foreign currency contracts to purchase or sell foreign currencies. A forward foreign currency exchange contract is an agreement to exchange one currency for another -- for example, to exchange a certain amount of U.S. Dollars for a certain amount of Korean Won -- at a future date. Forward foreign currency contracts are included in the group of instruments that can be characterized as derivatives. Neither spot transactions nor forward foreign currency exchange contracts eliminate fluctuations in the prices of the Fund's portfolio securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline.

      Although these transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of the hedged currency increase. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of these securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of currency market movements is extremely difficult, and the successful execution of a hedging strategy is highly uncertain. Use of currency hedging techniques may also be limited by management's need to protect the status of the Fund as a regulated investment company under the Code.

Sovereign Debt Securities

      Each Fund (except Financial Services Fund) may invest in sovereign debt securities issued by governments of foreign countries. The sovereign debt in which many of the Funds may invest may be rated below investment grade. These securities usually offer higher yields than higher rated securities but are also subject to greater risk than higher rated securities. The MidCap Value Fund and SmallCap Value Fund may not invest in sovereign debt rated below investment grade.

      Brady Bonds

      Brady bonds represent a type of sovereign debt. These obligations were created under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady, in which foreign entities issued these obligations in exchange for their existing commercial bank loans. Brady Bonds have been issued by Argentina, Brazil, Bulgaria, Colombia, Costa Rica, Croatia, the Dominican Republic, Ecuador, Indonesia, the Ivory Coast, Jordan, Korea, Mexico, Morocco, Nigeria, Panama, Peru, the Philippines, Poland, Russia, Thailand, Turkey, Uruguay, Venezuela and Vietnam, and may be issued by other emerging countries.

Securities Swaps

      Biotechnology Fund and the Funds that comprise Mutual Funds and Funds Trust may enter into securities swaps, a technique primarily used to indirectly participate in the securities market of a country from which a Fund would otherwise be precluded for lack of an established securities custody and safekeeping system. The Fund deposits an amount of cash with its custodian (or the broker, if legally permitted) in an amount equal to the selling price of the underlying security. Thereafter, the Fund pays or receives cash from the broker equal to the change in the value of the underlying security.

Options on Securities and Securities Indices

      Purchasing Put and Call Options

      Each Fund (other than Financial Services, Large Company Value and MagnaCap Funds) is authorized to purchase put and call options with respect to securities which are otherwise eligible for purchase by the Fund and with respect to various stock indices subject to certain restrictions. Put and call options are derivative securities traded on United States and foreign exchanges, including the American Stock Exchange, Chicago Board Options Exchange, Philadelphia Stock Exchange, Pacific Stock Exchange and New York Stock Exchange. Except as indicated in "Non-Hedging Strategic Transactions," the Funds will engage in trading of such derivative securities exclusively for hedging purposes.

      If a Fund purchases a put option, the Fund acquires the right to sell the underlying security at a specified price at any time during the term of the option (for "American-style" options) or on the option expiration date (for "European-style" options). Purchasing put options may be used as a portfolio investment strategy when the Investment Adviser or Sub-Adviser perceives significant short-term risk but substantial long-term appreciation for the underlying security. The put option acts as an insurance policy, as it protects against significant downward price movement while it allows full participation in any upward movement. If the Fund holds a stock which the Investment Adviser or Sub-Adviser believes has strong fundamentals, but for some reason may be weak in the near term, the Fund may purchase a put option on such security, thereby giving itself the right to sell such security at a certain strike price throughout the term of the option. Consequently, the Fund will exercise the put only if the price of such security falls below the strike price of the put. The difference between the put's strike price and the market price of the underlying security on the date the Fund exercises the put, less transaction costs, is the amount by which the Fund hedges against a decline in the underlying security. If during the period of the option the market price for the underlying security remains at or above the put's strike price, the put will expire worthless, representing a loss of the price the Fund paid for the put, plus transaction costs. If the price of the underlying security increases, the premium paid for the put option less any amount for which the put may be sold reduces the profit the Fund realizes on the sale of the securities.

      If a Fund purchases a call option, it acquires the right to purchase the underlying security at a specified price at any time during the term of the option. The purchase of a call option is a type of insurance policy to hedge against losses that could occur if the Fund has a short position in the underlying security and the security thereafter increases in price. The Fund will exercise a call option only if the price of the underlying security is above the strike price at the time of exercise. If during the option period the market price for the underlying security remains at or below the strike price of the call option, the option will expire worthless, representing a loss of the price paid for the option, plus transaction costs. If a Fund purchases the call option to hedge a short position in the underlying security and the price of the underlying security thereafter falls, the premium paid for the call option less any amount for which such option may be sold reduces the profit the Fund realizes on the cover of the short position in the security.

      Prior to exercise or expiration, an option may be sold when it has remaining value by a purchaser through a "closing sale transaction," which is accomplished by selling an option of the same series as the option previously purchased. The Funds generally will purchase only those options for which the Investment Adviser or Sub-Adviser believes there is an active secondary market to facilitate closing transactions.

      Writing Call Options

      Each Fund (other than Financial Services, Large Company Value and MagnaCap Funds) may write covered call options. A call option is "covered" if a Fund owns the security underlying the call or has an absolute right to acquire the security without additional cash consideration (or, if additional cash consideration is required, cash or cash equivalents in such amount as are held in a segregated account by the Custodian). The writer of a call option receives a premium and gives the purchaser the right to buy the security underlying the option at the exercise price. The writer has the obligation upon exercise of the option to deliver the underlying security against payment of the exercise price during the option period. If the writer of an exchange-traded option wishes to terminate his obligation, he may effect a "closing purchase transaction." This is accomplished by buying an option of the same series as the option previously written. A writer may not effect a closing purchase transaction after it has been notified of the exercise of an option.

      Effecting a closing transaction in the case of a written call option will permit a Fund to write another call option on the underlying security with either a different exercise price, expiration date or both. Also, effecting a closing transaction allows the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other investments of the Fund. If the Fund desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing transaction prior to or concurrent with the sale of the security. A Fund realizes a gain from a closing transaction if the cost of the closing transaction is less than the premium received from writing the option or if the proceeds from the closing transaction are more than the premium paid to purchase the option. A Fund realizes a loss from a closing transaction if the cost of the closing transaction is more than the premium received from writing the option or if the proceeds from the closing transaction are less than the premium paid to purchase the option. However, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, appreciation of the underlying security owned by the Fund generally offsets, in whole or in part, any loss to the Fund resulting from the repurchase of a call option.

      The staff of the SEC has taken the position that purchased over-the-counter options ("OTC Options") and the assets used as cover for written OTC Options are illiquid securities. A Fund will write OTC Options only with primary U.S. Government securities dealers recognized by the Board of Governors of the Federal Reserve System or member banks of the Federal Reserve System ("primary dealers"). In connection with these special arrangements, the Fund intends to establish standards for the creditworthiness of the primary dealers with which it may enter into OTC Option contracts and those standards, as modified from time to time, will be implemented and monitored by the Investment Adviser or Sub-Adviser. Under these special arrangements, the Fund will enter into contracts with primary dealers that provide that the Fund has the absolute right to repurchase an option it writes at any time at a repurchase price which represents the fair market value, as determined in good faith through negotiation between the parties, but that in no event will exceed a price determined pursuant to a formula contained in the contract. Although the specific details of the formula may vary between contracts with different primary dealers, the formula will generally be based on a multiple of the premium received by the Fund for writing the option, plus the amount, if any, by which the option is "in-the-money." The formula will also include a factor to account for the difference between the price of the security and the strike price of the option if the option is written "out-of-the-money." "Strike price" refers to the price at which an option will be exercised. "Cover assets" refers to the amount of cash or liquid assets that must be segregated to collateralize the value of the futures contracts written by the Fund. Under such circumstances, the Fund will treat as illiquid that amount of the cover assets equal to the amount by which the formula price for the repurchase of the option is greater than the amount by which the market value of the security subject to the option exceeds the exercise price of the option (the amount by which the option is "in-the-money"). Although each agreement will provide that the Fund's repurchase price shall be determined in good faith (and that it shall not exceed the maximum determined pursuant to the formula), the formula price will not necessarily reflect the market value of the option written. Therefore, the Fund might pay more to repurchase the OTC option contract than the Fund would pay to close out a similar exchange traded option.

      Stock Index Options

      Each Fund (other than Financial Services, Large Company Value and MagnaCap Funds) may also purchase put and call options with respect to the S&P 500 and other stock indices. These Funds may purchase such options as a hedge against changes in the values of portfolio securities or securities which it intends to purchase or sell, or to reduce risks inherent in the ongoing management of the Fund.

      The distinctive characteristics of options on stock indices create certain risks not found in stock options generally. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether the Fund will realize a gain or loss on the purchase or sale of an option on an index depends upon movements in the level of stock prices in the stock market generally rather than movements in the price of a particular stock. Accordingly, successful use by a Fund of options on a stock index depends on the Investment Adviser's or Sub-Adviser's ability to predict correctly movements in the direction of the stock market generally. This requires different skills and techniques than predicting changes in the price of individual stocks.

      Index prices may be distorted if circumstances disrupt trading of certain stocks included in the index, such as if trading were halted in a substantial number of stocks included in the index. If this happens, the Fund could not be able to close out options which it had purchased, and if restrictions on exercise were imposed, the Fund might be unable to exercise an option it holds, which could result in substantial losses to the Fund. The Funds purchase put or call options only with respect to an index which the Investment Adviser or Sub-Adviser believes includes a sufficient number of stocks to minimize the likelihood of a trading halt in the index.

      Dealer Options

      Each Fund (other than Financial Services, Large Company Value and MagnaCap Funds) may engage in transactions involving dealer options as well as exchange-traded options. Certain risks are specific to dealer options. While the Funds might look to a clearing corporation to exercise exchange-traded options, if a Fund purchases a dealer option it must rely on the selling dealer to perform if the Fund exercises the option. Failure by the dealer to do so would result in the loss of the premium paid by the Fund as well as loss of the expected benefit of the transaction.

      Exchange-traded options generally have a continuous liquid market while dealer options may not. Consequently, a Fund can realize the value of a dealer option it has purchased only by exercising or reselling the option to the issuing dealer. Similarly, when a Fund writes a dealer option, the Fund can close out the option prior to its expiration only by entering into a closing purchase transaction with the dealer. While each Fund seeks to enter into dealer options only with dealers who will agree to and can enter into closing transactions with the Fund, no assurance exists that a Fund will at any time be able to liquidate a dealer option at a favorable price at any time prior to expiration. Unless the Fund, as a covered dealer call option writer, can effect a closing purchase transaction, it will not be able to liquidate securities (or other assets) used as cover until the option expires or is exercised. In the event of insolvency of the other party, the Fund may be unable to liquidate a dealer option. With respect to options written by the Fund, the inability to enter into a closing transaction may result in material losses to the Fund. For example, because a Fund must maintain a secured position with respect to any call option on a security it writes, the Fund may not sell the assets which it has segregated to secure the position while it is obligated under the option. This requirement may impair the Fund's ability to sell portfolio securities at a time when such sale might be advantageous.

      The Staff of the Securities and Exchange Commission (the "Commission") takes the position that purchased dealer options are illiquid securities. A Fund may treat the cover used for written dealer options as liquid if the dealer agrees that the Fund may repurchase the dealer option it has written for a maximum price to be calculated by a predetermined formula. In such cases, the dealer option would be considered illiquid only to the extent the maximum purchase price under the formula exceeds the intrinsic value of the option. With that exception, however, the Fund will treat dealer options as subject to the Fund's limitation on illiquid securities. If the Commission changes its position on the liquidity of dealer options, the Fund will change its treatment of such instruments accordingly.

      Limits on Use of Options

      The Funds that comprise Mutual Funds may not purchase or sell options if more than 25% of its net assets would be hedged. The Funds may write covered call options and secured put options to seek to generate income or lock in gains on up to 25% of their net assets.

Risks of Investing in Options on Securities and Indices

      There are several risks associated with transactions in options on securities and indices. Options may be more volatile than the underlying instruments and, therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves. There are also significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objective. In addition, a liquid secondary market for particular options may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of option of underlying securities; unusual or unforeseen circumstances may interrupt normal operations on an exchange; the facilities of an exchange or clearing corporation may not at all times be adequate to handle current trading volume; or one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

      A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. The extent to which a Fund may enter into options transactions may be limited by the Internal Revenue Code requirements for qualification of the Fund as a regulated investment company. See "Dividends, Distributions and Taxes."

      In addition, foreign option exchanges do not afford to participants many of the protections available in United States option exchanges. For example, there may be no daily price fluctuation limits in such exchanges or markets, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, a Fund as an option writer could lose amounts substantially in excess of its initial investment, due to the margin and collateral requirements typically associated with such option writing. See "Dealer Options" below.

Foreign Currency Contracts

      Foreign Currency Options

      Biotechnology Fund, MagnaCap Fund, MidCap Value Fund, SmallCap Value Fund and the Funds that comprise Mutual Funds and Funds Trust may buy or sell put and call options on foreign currencies. A put or call option on a foreign currency gives the purchaser of the option the right to sell or purchase a foreign currency at the exercise price until the option expires. The Funds use foreign currency options separately or in combination to control currency volatility. Among the strategies employed to control currency volatility is an option collar. An option collar involves the purchase of a put option and the simultaneous sale of call option on the same currency with the same expiration date but with different exercise (or "strike") prices. Generally, the put option will have an out-of-the-money strike price, while the call option will have either an at-the-money strike price or an in-the-money strike price. Foreign currency options are derivative securities. Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of the Funds to reduce foreign currency risk using such options.

      As with other kinds of option transactions, writing options on foreign currency constitutes only a partial hedge, up to the amount of the premium received. The Funds could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against exchange rate fluctuations; however, in the event of exchange rate movements adverse to a Fund's position, the Fund may forfeit the entire amount of the premium plus related transaction costs.

      Forward Currency Contracts

      Biotechnology Fund, MidCap Value Fund, SmallCap Value Fund and the Funds that comprise Mutual Funds and Funds Trust may enter into forward currency contracts in anticipation of changes in currency exchange rates. A forward currency contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. For example, a Fund might purchase a particular currency or enter into a forward currency contract to preserve the U.S. dollar price of securities it intends to or has contracted to purchase. Alternatively, it might sell a particular currency on either a spot or forward basis to hedge against an anticipated decline in the dollar value of securities it intends to or has contracted to sell. Although this strategy could minimize the risk of loss due to a decline in the value of the hedged currency, it could also limit any potential gain from an increase in the value of the currency.

Financial Futures Contracts And Related Options

      Each Fund (except Financial Services and MagnaCap Funds) may use financial futures contracts and related options to hedge against changes in the market value of its portfolio securities or securities that it intends to purchase. Large Company Value Fund and the Funds that comprise Funds Trust may invest in interest rate futures. A Fund could purchase a financial futures contract (such as an interest rate futures contract or securities index futures contract) to protect against a decline in the value of its portfolio or to gain exposure to securities which the Fund otherwise wishes to purchase. Hedging is accomplished when an investor takes a position in the futures market opposite to his cash market position. There are two types of hedges -- long (or buying) and short (or selling) hedges. Historically, prices in the futures market have tended to move in concert with cash market prices, and prices in the futures market have maintained a fairly predictable relationship to prices in the cash market. Thus, a decline in the market value of securities in the Fund's portfolio may be protected against to a considerable extent by gains realized on futures contracts sales. Similarly, it is possible to protect against an increase in the market price of securities that the Fund may wish to purchase in the future by purchasing futures contracts.

      A Fund may purchase or sell any financial futures contracts which are traded on a recognized exchange or board of trade. Financial futures contracts consist of interest rate futures contracts and securities index futures contracts. A public market presently exists in interest rate futures contracts covering long-term U.S. Treasury bonds, U.S. Treasury notes, three-month U.S. Treasury bills and GNMA certificates. Securities index futures contracts are currently traded with respect to the S&P 500 Composite Stock Price Index and such other broad-based stock market indices as the New York Stock Exchange Composite Stock Index and the Value Line Composite Stock Price Index. A clearing corporation associated with the exchange or board of trade on which a financial futures contract trades assumes responsibility for the completion of transactions and also guarantees that open futures contracts will be performed.

      An interest rate futures contract obligates the seller of the contract to deliver, and the purchaser to take delivery of, the interest rate securities called for in the contract at a specified future time and at a specified price. A stock index assigns relative values to the common stocks included in the index, and the index fluctuates with changes in the market values of the common stocks so included. A stock index futures contract is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the stock index value at the close of the last trading day of the contract and the price at which the futures contract is originally struck. An option on a financial futures contract gives the purchaser the right to assume a position in the contract (a long position if the option is a call and short position if the option is a put) at a specified exercise price at any time during the period of the option.

      In contrast to the situation when a Fund purchases or sells a security, no security is delivered or received by the Fund upon the purchase or sale of a financial futures contract. Initially, the Fund will be required to segregate with its custodian bank an amount of cash and/or liquid assets. This amount is known as initial margin and is in the nature of a performance bond or good faith deposit on the contract. The current initial margin deposit required per contract is approximately 5% of the contract amount. Brokers may establish deposit requirements higher than this minimum. Subsequent payments, called variation margin, will be made to and from the account on a daily basis as the price of the futures contract fluctuates. This process is known as marking to market. At the time of purchase of a futures contract or a call option on a futures contract, an amount of cash, U. S. Government securities or other appropriate high-grade securities equal to the market value of the futures contract minus the Fund's initial margin deposit with respect thereto will be segregated with the Fund's custodian bank to collateralize fully the position and thereby ensure that it is not leveraged. The extent to which the Fund may enter into financial futures contracts and related options may also be limited by the requirements of the Internal Revenue Code for qualification as a regulated investment company.

      The writer of an option on a futures contract is required to deposit margin pursuant to requirements similar to those applicable to futures contracts. Upon exercise of an option on a futures contract, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's margin account. This amount will be equal to the amount by which the market price of the futures contract at the time of exercise exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract.

      Although financial futures contracts by their terms call for actual delivery or acceptance of securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out is accomplished by effecting an offsetting transaction. A futures contract sale is closed out by effecting a futures contract purchase for the same aggregate amount of securities and the same delivery date. If the sale price exceeds the offsetting purchase price, the seller immediately would be paid the difference and would realize a gain. If the offsetting purchase price exceeds the sale price, the seller immediately would pay the difference and would realize a loss. Similarly, a futures contract purchase is closed out by effecting a futures contract sale for the same securities and the same delivery date. If the offsetting sale price exceeds the purchase price, the purchaser would realize a gain, whereas if the purchase price exceeds the offsetting sale price, the purchaser would realize a loss.

      The Fund will pay commissions on financial futures contracts and related options transactions. These commissions may be higher than those that would apply to purchases and sales of securities directly.

      Limitations on Futures Contracts and Related Options

      The Funds may not engage in transactions in financial futures contracts or related options for speculative purposes but only as a hedge against anticipated changes in the market value of its portfolio securities or securities that it intends to purchase. None of the Funds that comprise Mutual Funds may purchase or sell futures or purchase related options if, immediately thereafter, more than 25% of its net assets would be hedged. Those Funds also may not purchase or sell futures or purchase related options if, immediately thereafter, the sum of the amount of margin deposits on the Fund's existing futures positions and premiums paid for such options would exceed 5% of the market value of the Fund's net assets. At the time of purchase of a futures contract or a call option on a futures contract, an amount of cash, U.S. Government securities or other appropriate high-grade debt obligations equal to the market value of the futures contract minus the Fund's initial margin deposit with respect thereto will be segregated with the Fund's custodian bank to collateralize fully the position and thereby ensure that it is not leveraged.

      The extent to which a Fund may enter into financial futures contracts and related options also may be limited by the requirements of the Internal Revenue Code for qualification as a regulated investment company.

Risks Relating to Options and Futures Contracts

      The purchase of options involves certain risks. If a put option purchased by a Fund is not sold when it has remaining value, and if the market price of the underlying security remains equal to or greater than the exercise price, the Fund will lose its entire investment in the option. Also, where a put option is purchased to hedge against price movements in a particular security, the price of the put option may move more or less than the price of the related security. There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. Furthermore, if trading restrictions or suspensions are imposed on the options markets, a Fund may be unable to close out a position. Positions in futures contracts and related options may be closed out only on an exchange that provides a secondary market for such contracts or options. A Fund will enter into an option or futures position only if there appears to be a liquid secondary market. However, there can be no assurance that a liquid secondary market will exist for any particular option or futures contract at any specific time. Thus, it may not be possible to close out a futures or related option position. In the case of a futures position, in the event of adverse price movements the Fund would continue to be required to make daily margin payments. In this situation, if the Fund has insufficient cash to meet daily margin requirements it may have to sell portfolio securities at a time when it may be disadvantageous to do so. In addition, the Fund may be required to take or make delivery of the securities underlying the futures contracts it holds. The inability to close out futures positions also could have an adverse impact on the Fund's ability to hedge its portfolio effectively.

      There are several risks in connection with the use of futures contracts as a hedging device. While hedging can provide protection against an adverse movement in market prices, it can also preclude a hedger's opportunity to benefit from a favorable market movement. In addition, investing in futures contracts and options on futures contracts will cause the Funds to incur additional brokerage commissions and may cause an increase in the Fund's portfolio turnover rate. The successful use of futures contracts and related options also depends on the ability of the Investment Adviser or Sub-Adviser to forecast correctly the direction and extent of market movements within a given time frame. To the extent market prices remain stable during the period a futures contract or option is held by a Fund or such prices move in a direction opposite to that anticipated, the Fund may realize a loss on the hedging transaction that is not offset by an increase in the value of its portfolio securities. As a result, the return of the Fund for the period may be less than if it had not engaged in the hedging transaction.

      The use of futures contracts involves the risk of imperfect correlation in movements in the price of futures contracts and movements in the price of the securities that are being hedged. If the price of the futures contract moves more or less than the price of the securities being hedged, a Fund will experience a gain or loss that will not be completely offset by movements in the price of the securities. It is possible that, where a Fund has sold futures contracts to hedge its portfolio against a decline in the market, the market may advance and the value of securities held in the Fund's portfolio may decline. If this occurred, the Fund would lose money on the futures contract and would also experience a decline in value in its portfolio securities. Where futures are purchased to hedge against a possible increase in the prices of securities before the Fund is able to invest its cash (or cash equivalents) in securities (or options) in an orderly fashion, it is possible that the market may decline; if the Fund then determines not to invest in securities (or options) at that time because of concern as to possible further market decline or for other reasons, the Fund will realize a loss on the futures that would not be offset by a reduction in the price of the securities purchased.

      The market prices of futures contracts may be affected if participants in the futures market elect to close out their contracts through off-setting transactions rather than to meet margin deposit requirements. In such a case, distortions in the normal relationship between the cash and futures markets could result. Price distortions could also result if investors in futures contracts opt to make or take delivery of the underlying securities rather than to engage in closing transactions due to the resultant reduction in the liquidity of the futures market. In addition, due to the fact that, from the point of view of speculators, the deposit requirements in the futures markets are less onerous than margin requirements in the cash market, increased participation by speculators in the futures market could cause temporary price distortions. Due to the possibility of price distortions in the futures market and because of the imperfect correlation between movements in the prices of securities and movements in the prices of futures contracts, a correct forecast of market trends may still not result in a successful transaction.

      Compared to the purchase or sale of futures contracts, the purchase of put or call options on futures contracts involves less potential risk for a Fund because the maximum amount at risk is the premium paid for the options plus transaction costs. However, there may be circumstances when the purchase of an option on a futures contract would result in a loss to a Fund while the purchase or sale of the futures contract would not have resulted in a loss, such as when there is no movement in the price of the underlying securities.

Index Warrants

      Biotechnology Fund and Research Enhanced Index Fund may purchase put warrants and call warrants whose values vary depending on the change in the value of one or more specified securities indices ("Index Warrants"). Index Warrants are generally issued by banks or other financial institutions and give the holder the right, at any time during the term of the warrant, to receive upon exercise of the warrant a cash payment from the issuer, based on the value of the underlying index at the time of exercise. In general, if the value of the underlying index rises above the exercise price of the Index Warrant, the holder of a call warrant will be entitled to receive a cash payment from the issuer upon exercise, based on the difference between the value of the index and the exercise price of the warrant; if the value of the underlying index falls, the holder of a put warrant will be entitled to receive a cash payment from the issuer upon exercise, based on the difference between the exercise price of the warrant and the value of the index. The holder of a warrant would not be entitled to any payments from the issuer at any time when, in the case of a call warrant, the exercise price is greater than the value of the underlying index, or, in the case of a put warrant, the exercise price is less than the value of the underlying index. If either Fund were not to exercise an Index Warrant prior to its expiration, then the Fund would lose the amount of the purchase price paid by it for the warrant. The Funds indicated above will normally use Index Warrants in a manner similar to their use of options on securities indices. The risks of using Index Warrants are generally similar to those relating to its use of index options. Unlike most index options, however, Index Warrants are issued in limited amounts and are not obligations of a regulated clearing agency, but are backed only by the credit of the bank or other institution that issues the warrant. Also, Index Warrants generally have longer terms than index options. Biotechnology Fund and Research Enhanced Index Fund will normally invest only in exchange-listed warrants. Index Warrants are not likely to be as liquid as certain index options backed by a recognized clearing agency. In addition, the terms of Index Warrants may limit a Fund's ability to exercise the warrants at such time, or in such quantities, as the Fund would otherwise wish to do.

Foreign Currency Futures Contracts

      Each Fund (other than Financial Services, Large Company Value and MagnaCap Funds) may use foreign currency future contracts for hedging purposes. A foreign currency futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a foreign currency at a specified price and time. A public market exists in futures contracts covering several foreign currencies, including the Australian dollar, the Canadian dollar, the British pound, the Japanese yen, the Swiss franc, and certain multinational currencies such as the European Euro. Other foreign currency futures contracts are likely to be developed and traded in the future. These Funds will only enter into futures contracts and futures options which are standardized and traded on a U.S. or foreign exchange, board of trade, or similar entity, or quoted on an automated quotation system.

Risks of Transactions in Futures Contracts

      There are several risks related to the use of futures as a hedging device. One risk arises because of the imperfect correlation between movements in the price of the futures contract and movements in the price of the securities which are the subject of the hedge. The price of the future may move more or less than the price of the securities being hedged. If the price of the future moves less than the price of the securities which are the subject of the hedge, the hedge will not be fully effective, but if the price of the securities being hedged has moved in an unfavorable direction, a Fund would be in a better position than if it had not hedged at all. If the price of the securities being hedged has moved in a favorable direction, this advantage will be partially offset by the loss on the future. If the price of the future moves more than the price of the hedged securities, the Fund will experience either a loss or a gain on the future which will not be completely offset by movements in the price of the securities which are subject to the hedge.

      To compensate for the imperfect correlation of movements in the price of securities being hedged and movements in the price of the futures contract, a Fund may buy or sell futures contracts in a greater dollar amount than the dollar amount of securities being hedged if the historical volatility of the prices of such securities has been greater than the historical volatility over such time period of the future. Conversely, the Fund may buy or sell fewer futures contracts if the historical volatility of the price of the securities being hedged is less than the historical volatility of the futures contract being used. It is possible that, when the Fund has sold futures to hedge its portfolio against a decline in the market, the market may advance while the value of securities held in the Fund's portfolio may decline. If this occurs, the Fund will lose money on the future and also experience a decline in value in its portfolio securities. However, the Investment Adviser or Sub-Adviser believes that over time the value of a diversified portfolio will tend to move in the same direction as the market indices upon which the futures are based.

      When futures are purchased to hedge against a possible increase in the price of securities before a Fund is able to invest its cash (or cash equivalents) in securities (or options) in an orderly fashion, it is possible that the market may decline instead. If the Fund then decides not to invest in securities or options at that time because of concern as to possible further market decline or for other reasons, it will realize a loss on the futures contract that is not offset by a reduction in the price of securities purchased.

      In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the futures and the securities being hedged, the price of futures may not correlate perfectly with movement in the stock index or cash market due to certain market distortions. All participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions, which could distort the normal relationship between the index or cash market and futures markets. In addition, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may also cause temporary price distortions. As a result of price distortions in the futures market and the imperfect correlation between movements in the cash market and the price of securities and movements in the price of futures, a correct forecast of general trends by the Investment Adviser or Sub-Adviser may still not result in a successful hedging transaction over a very short time frame.

      Positions in futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Although the Funds intend to purchase or sell futures only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures position, and in the event of adverse price movements, the Funds would continue to be required to make daily cash payments of variation margin. When futures contracts have been used to hedge portfolio securities, such securities will not be sold until the futures contract can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, as described above, there is no guarantee that the price of the securities will in fact correlate with the price movements in the futures contract and thus provide an offset to losses on a futures contract.

      Most United States futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of futures contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

      Successful use of futures by a Fund depends on the Investment Adviser's or Sub-Adviser's ability to predict correctly movements in the direction of the market. For example, if the Fund hedges against the possibility of a decline in the market adversely affecting stocks held in its portfolio and stock prices increase instead, the Fund will lose part or all of the benefit of the increased value of the stocks which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. The Fund may have to sell securities at a time when it may be disadvantageous to do so.

      In the event of the bankruptcy of a broker through which a Fund engages in transactions in futures contracts or options, the Fund could experience delays and losses in liquidating open positions purchased or sold through the broker, and incur a loss of all or part of its margin deposits with the broker.

Interest Rate and Currency Swaps

      Biotechnology Fund and the Funds that comprise Mutual Funds and Funds Trust may enter into interest rate and currency swap transactions and purchase or sell interest rate and currency caps and floors, and may enter into currency swap cap transactions. An interest rate or currency swap involves an agreement between a Fund and another party to exchange payments calculated as if they were interest on a specified ("notional") principal amount (e.g., an exchange of floating rate payments by one party for fixed rate payments by the other). An interest rate cap or floor entitles the purchaser, in exchange for a premium, to receive payments of interest on a notional principal amount from the seller of the cap or floor, to the extent that a specified reference rate exceeds or falls below a predetermined level. A Fund usually enters into such transactions on a "net" basis, with the Fund receiving or paying, as the case may be, only the net amount of the two payment streams. The net amount of the excess, if any, of a Fund's obligations over its entitlements with respect to each swap is accrued on a daily basis, and an amount of cash or high-quality liquid securities having an aggregate net asset value at least equal to the accrued excess is maintained in a segregated account by the Trust's custodian. If a Fund enters into a swap on other than a net basis, or sells caps or floors, the Fund maintains a segregated account in the full amount accrued on a daily basis of the Fund's obligations with respect to the transaction. Such segregated accounts are maintained in accordance with applicable regulations of the Commission.

      A Fund will not enter into any of these derivative transactions unless the unsecured senior debt or the claims paying ability of the other party to the transaction is rated at least "high quality" at the time of purchase by at least one of the established rating agencies (e.g., AAA or AA by S&P). The swap market has grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and agents utilizing standard swap documentation, and the Investment Adviser or Sub-Adviser has determined that the swap market has become relatively liquid. Swap transactions do not involve the delivery of securities or other underlying assets or principal, and the risk of loss with respect to such transactions is limited to the net amount of payments that the Fund is contractually obligated to make or receive. Caps and floors are more recent innovations for which standardized documentation has not yet been developed; accordingly, they are less liquid than swaps. Caps and floors purchased by a Fund are considered to be illiquid assets.

      Interest Rate Swaps

      As indicated above, an interest rate swap is a contract between two entities ("counterparties") to exchange interest payments (of the same currency) between the parties. In the most common interest rate swap structure, one counterparty agrees to make floating rate payments to the other counterparty, which in turn makes fixed rate payments to the first counterparty. Interest payments are determined by applying the respective interest rates to an agreed upon amount, referred to as the "notional principal amount." In most such transactions, the floating rate payments are tied to the London Interbank Offered Rate, which is the offered rate for short-term Eurodollar deposits between major international banks. As there is no exchange of principal amounts, an interest rate swap is not an investment or a borrowing.

      Cross-Currency Swaps

      A cross-currency swap is a contract between two counterparties to exchange interest and principal payments in different currencies. A cross-currency swap normally has an exchange of principal at maturity (the final exchange); an exchange of principal at the start of the swap (the initial exchange) is optional. An initial exchange of notional principal amounts at the spot exchange rate serves the same function as a spot transaction in the foreign exchange market (for an immediate exchange of foreign exchange risk). An exchange at maturity of notional principal amounts at the spot exchange rate serves the same function as a forward transaction in the foreign exchange market (for a future transfer of foreign exchange risk). The currency swap market convention is to use the spot rate rather than the forward rate for the exchange at maturity. The economic difference is realized through the coupon exchanges over the life of the swap. In contrast to single currency interest rate swaps, cross-currency swaps involve both interest rate risk and foreign exchange risk.

      Swap Options

      Growth Opportunities Fund, MidCap Opportunities Fund, SmallCap Opportunities Fund and the Funds that comprise Mayflower Trust may invest in swap options. A swap option is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel or otherwise change an existing swap agreement, at some designated future time on specified terms. It is different from a forward swap, which is a commitment to enter into a swap that starts at some future date with specified rates. A swap option may be structured European-style (exercisable on the pre-specified date) or American-style (exercisable during a designated period). The right pursuant to a swap option must be exercised by the right holder. The buyer of the right to a swap option is said to own a call.

      Caps and Floors

      Growth Opportunities Fund, MidCap Opportunities Fund, SmallCap Opportunities Fund and the Funds that comprise Mayflower Trust may invest in interest rate caps and floors and currency swap cap transactions. An interest rate cap is a right to receive periodic cash payments over the life of the cap equal to the difference between any higher actual level of interest rates in the future and a specified strike (or "cap") level. The cap buyer purchases protection for a floating rate move above the strike. An interest rate floor is the right to receive periodic cash payments over the life of the floor equal to the difference between any lower actual level of interest rates in the future and a specified strike (or "floor") level. The floor buyer purchases protection for a floating rate move below the strike. The strikes are typically based on the three-month LIBOR (although other indices are available) and are measured quarterly. Rights arising pursuant to both caps and floors are exercised automatically if the strike is in the money. Caps and floors eliminate the risk that the buyer fails to exercise an in-the-money option.

Risks Associated with Swaps, Caps and Floors

      The risks associated with interest rate and currency swaps and interest rate caps and floors are similar to those described above with respect to dealer options. In connection with such transactions, a Fund relies on the other party to the transaction to perform its obligations pursuant to the underlying agreement. If there were a default by the other party to the transaction, the Fund would have contractual remedies pursuant to the agreement, but could incur delays in obtaining the expected benefit of the transaction or loss of such benefit. In the event of insolvency of the other party, the Fund might be unable to obtain its expected benefit. In addition, while each Fund will seek to enter into such transactions only with parties which are capable of entering into closing transactions with the Fund, there can be no assurance that a Fund will be able to close out such a transaction with the other party, or obtain an offsetting position with any other party, at any time prior to the end of the term of the underlying agreement. This may impair a Fund's ability to enter into other transactions at a time when doing so might be advantageous.

Non-Hedging Strategic Transactions

      A Fund's options, futures and swap transactions will generally be entered into for hedging purposes to protect against possible changes in the market values of securities held in or to be purchased for the Fund's portfolio resulting from securities markets, currency or interest rate fluctuations, to protect the Fund's unrealized gains in the values of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of the Fund's portfolio, or to establish a position in the derivatives markets as a temporary substitute for purchase or sale of particular securities. Each Fund's net loss exposure resulting from transactions entered into for such purposes will not exceed 5% of the Fund's net assets at any one time and, to the extent necessary, the Fund will close out transactions in order to comply with this limitation. Such transactions are subject to the limitations described above under "Options," "Futures Contracts," and "Interest Rate and Currency Swaps."

Restricted and Illiquid Securities

      Each Fund may invest in illiquid, restricted, or not readily marketable securities (except that MagnaCap Fund may not invest in restricted securities), if the Investment Adviser or Sub-Adviser believes that it presents an attractive investment opportunity.

      Generally, a security is considered illiquid if it cannot be disposed of within seven days. Its illiquidity might prevent the sale of such a security at a time when the Investment Adviser or a Sub-Adviser might wish to sell, and these securities could have the effect of decreasing the overall level of a Fund's liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring the Funds to rely on judgments that may be somewhat subjective in determining value, which could vary from the amount that a Fund could realize upon disposition. Because of the nature of these securities, a considerable period of time may elapse between the Funds' decision to dispose of these securities and the time when the Funds are able to dispose of them, during which time the value of the securities could decline. The expenses of registering restricted securities (excluding securities that may be resold by the Funds pursuant to Rule 144A) may be negotiated at the time such securities are purchased by the Funds. When registration is required before the securities may be resold, a considerable period may elapse between the decision to sell the securities and the time when the Funds would be permitted to sell them. Thus, the Funds may not be able to obtain as favorable a price as that prevailing at the time of the decision to sell. The Funds may also acquire securities through private placements. Such securities may have contractual restrictions on their resale, which might prevent their resale by the Funds at a time when such resale would be desirable. Securities that are not readily marketable will be valued by the Funds in good faith pursuant to procedures adopted by the Company's Board of Directors/Trustees.

      Restricted securities, including private placements, are subject to legal or contractual restrictions on resale. They can be eligible for purchase without SEC registration by certain institutional investors known as "qualified institutional buyers," and under the Funds' procedures, restricted securities could be treated as liquid. However, some restricted securities may be illiquid and restricted securities that are treated as liquid could be less liquid than registered securities traded on established secondary markets. The Funds may not invest more than 15% of its net assets in illiquid securities, measured at the time of investment. Each Fund will adhere to a more restrictive investment limitation on its investments in illiquid or restricted securities as required by the securities laws of those jurisdictions where shares of the Funds are registered for sale.

Other Investment Companies

      Each Fund (except MagnaCap Fund and the Funds that comprise Mayflower Trust) may invest in other investment companies ("Underlying Funds"). Each of these Funds may not (i) invest more than 10% of its total assets in Underlying Funds, (ii) invest more than 5% of its total assets in any one Underlying Fund, or (iii) purchase greater than 3% of the total outstanding securities of any one Underlying Fund. These Funds may also make indirect foreign investments through other investment companies that have comparable investment objectives and policies as the Funds. In addition to the advisory and operational fees a Fund bears directly in connection with its own operation, the Fund would also bear its pro rata portions of each other investment company's advisory and operational expenses.

      Investment Companies that Invest in Senior Loans

      Equity and Income Fund may invest in investment companies that invest primarily in interests in variable or floating rate loans or notes ("Senior Loans"). Senior Loans in most circumstances are fully collateralized by assets of a corporation, partnership, limited liability company, or other business entity. Senior Loans vary from other types of debt in that they generally hold a senior position in the capital structure of a borrower. Thus, Senior Loans are generally repaid before unsecured bank loans, corporate bonds, subordinated debt, trade creditors, and preferred or common stockholders.

      Substantial increases in interest rates may cause an increase in loan defaults as borrowers may lack resources to meet higher debt service requirements. The value of a Fund's assets may also be affected by other uncertainties such as economic developments affecting the market for Senior Loans or affecting borrowers generally.

      Senior Loans usually include restrictive covenants which must be maintained by the borrower. Under certain interests in Senior Loans, an investment company investing in a Senior Loan may have an obligation to make additional loans upon demand by the borrower. Senior Loans, unlike certain bonds, usually do not have call protection. This means that interests, while having a stated one to ten-year term, may be prepaid, often without penalty. The rate of such prepayments may be affected by, among other things, general business and economic conditions, as well as the financial status of the borrower. Prepayment would cause the actual duration of a Senior Loan to be shorter than its stated maturity.

      Credit Risk. Information about interests in Senior Loans generally is not in the public domain, and interests are generally not currently rated by any nationally recognized rating service. Senior Loans are subject to the risk of nonpayment of scheduled interest or principal payments. Issuers of Senior Loans generally have either issued debt securities that are rated lower than investment grade, or, if they had issued debt securities, such debt securities would likely be rated lower than investment grade. However, unlike other types of debt securities, Senior Loans are generally fully collateralized.

      In the event of a failure to pay scheduled interest or principal payments on Senior Loans, an investment company investing in that Senior Loan could experience a reduction in its income, and would experience a decline in the market value of the particular Senior Loan so affected, and may experience a decline in the NAV or the amount of its dividends. In the event of a bankruptcy of the borrower, the investment company could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing the Senior Loan.

      Collateral. Senior Loans typically will be secured by pledges of collateral from the borrower in the form of tangible assets and intangible assets. In some instances, an investment company may invest in Senior Loans that are secured only by stock of the borrower or its subsidiaries or affiliates. The value of the collateral may decline below the principal amount of the Senior Loan subsequent to an investment in such Senior Loan. In addition, to the extent that collateral consists of stock of the borrower or its subsidiaries or affiliates, there is a risk that the stock may decline in value, be relatively illiquid, or may lose all or substantially all of its value, causing the Senior Loan to be undercollateralized.

      Limited Secondary Market. Although it is growing, the secondary market for Senior Loans is currently limited. There is no organized exchange or board of trade on which Senior Loans may be traded; instead, the secondary market for Senior Loans is an unregulated inter-dealer or inter-bank market. Accordingly, Senior Loans may be illiquid. In addition, Senior Loans generally require the consent of the borrower prior to sale or assignment. These consent requirements may delay or impede a Fund's ability to sell Senior Loans. In addition, because the secondary market for Senior Loans may be limited, it may be difficult to value Senior Loans. Market quotations may not be available and valuation may require more research than for liquid securities. In addition, elements of judgment may play a greater role in the valuation, because there is less reliable, objective data available.

      Hybrid Loans. The growth of the syndicated loan market has produced loan structures with characteristics similar to Senior Loans but which resemble bonds in some respects, and generally offer less covenant or other protections than traditional Senior Loans while still being collateralized ("Hybrid Loans"). With Hybrid Loans, a Fund may not possess a senior claim to all of the collateral securing the Hybrid Loan. Hybrid Loans also may not include covenants that are typical of Senior Loans, such as covenants requiring the maintenance of minimum interest coverage ratios. As a result, Hybrid Loans present additional risks besides those associated with traditional Senior Loans, although they may provide a relatively higher yield. Because the lenders in Hybrid Loans waive or forego certain loan covenants, their negotiating power or voting rights in the event of a default may be diminished. As a result, the lenders' interests may not be represented as significantly as in the case of a conventional Senior Loan. In addition, because an investment company's security interest in some of the collateral may be subordinate to other creditors, the risk of nonpayment of interest or loss of principal may be greater than would be the case with conventional Senior Loans.

      Subordinated and Unsecured Loans. Certain investment companies may invest in subordinated and unsecured loans. The primary risk arising from a holder's subordination is the potential loss in the event of default by the issuer of the loans. Subordinated loans in an insolvency bear an increased share, relative to senior secured lenders, of the ultimate risk that the borrower's assets are insufficient to meet its obligations to its creditors. Unsecured loans are not secured by any specific collateral of the borrower. They do not enjoy the security associated with collateralization and may pose a greater risk of nonpayment of interest or loss of principal than do secured loans.

Guaranteed Investment Contracts

      The Funds that comprise the Funds Trust may invest in Guaranteed Investment Contracts ("GICs") issued by insurance companies. Pursuant to such contracts, the Fund makes cash contributions to a deposit fund of the insurance company's general account. The insurance company then credits to the Fund on a monthly basis guaranteed interest which is based on an index. The GICs provide that this guaranteed interest will not be less than a certain minimum rate. The insurance company may assess periodic charges against a GIC for expense and service costs allocable to it, and the charges will be deducted from the value of the deposit fund. In addition, because the Funds may not receive the principal amount of a GIC from the insurance company on seven days' notice or less, the GIC is considered an illiquid investment, and, together with other instruments invested in by a Fund which are not readily marketable, will not exceed 15% of a Fund's net assets. The term of a GIC will be one year or less. In determining average weighted portfolio maturity, a GIC will be deemed to have a maturity equal to the period of time remaining until the next readjustment of the guaranteed interest rate.

Private Funds

      The Funds that comprise the Funds Trust may invest in U.S. or foreign private limited partnerships or other investment funds ("Private Funds"). Investments in Private Funds may be highly speculative and volatile. Because Private Funds generally are investment companies for purposes of the 1940 Act, the Fund's ability to invest in them will be limited. In addition, Fund shareholders will remain subject to the Fund's expenses while also bearing their pro rata share of the operating expenses of the Private Funds. The ability of the Fund to dispose of interests in Private Funds is very limited and involves risks, including loss of the Fund's entire investment in the Private Fund.

Repurchase Agreements

      Each Fund may enter into repurchase agreements with respect to its portfolio securities. Such agreements may be considered to be loans by the Funds for purposes of the 1940 Act. Each repurchase agreement must be collateralized fully, in accordance with the provisions of Rule 5b-3 under the 1940 Act, at all times. Pursuant to such repurchase agreements, the Fund acquires securities from financial institutions such as brokers, dealers and banks, subject to the seller's agreement to repurchase and the Fund's agreement to resell such securities at a mutually agreed upon date and price. The term of such an agreement is generally quite short, possibly overnight or for a few days, although it may extend over a number of months (up to one year) from the date of delivery. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the underlying portfolio security). The securities underlying a repurchase agreement will be marked to market every business day so that the value of the collateral is at least equal to the value of the loan, including the accrued interest thereon, and the Investment Adviser or Sub-Adviser will monitor the value of the collateral. Securities subject to repurchase agreements will be held by the Custodian or in the Federal Reserve/Treasury Book-Entry System or an equivalent foreign system. If the seller defaults on its repurchase obligation, the Fund holding the repurchase agreement will suffer a loss to the extent that the proceeds from a sale of the underlying securities is less than the repurchase price under the agreement. Bankruptcy or insolvency of such a defaulting seller may cause the Fund's rights with respect to such securities to be delayed or limited. To mitigate this risk, each Fund may only enter into repurchase agreements that qualify for an exclusion from any automatic stay of creditors' rights against the counterparty under applicable insolvency law in the event of the counterparty's insolvency.

      Pursuant to an Exemptive Order under Section 17(d) and Rule 17d-1 obtained by SmallCap Opportunities and Growth Opportunities Funds, on March 5, 1991, such Funds may deposit uninvested cash balances into a single joint account to be used to enter into repurchase agreements.

      As an alternative to using repurchase agreements, each of the Funds that comprise Mayflower Trust, MidCap Opportunities Fund, SmallCap Opportunities Fund, MidCap Value Fund, SmallCap Value Fund and Growth Opportunities Fund may, from time to time, invest up to 5% of its assets in money market investment companies sponsored by a third party for short-term liquidity purposes. Such investments are subject to the non-fundamental investment limitations described herein.

Reverse Repurchase Agreements and Dollar Roll Transactions

      The Funds (except Financial Services and MagnaCap Funds) may enter into reverse repurchase agreement transactions. Such transactions involve the sale of U.S. Government securities held by the Fund, with an agreement that the Fund will repurchase such securities at an agreed upon price and date. The Fund may employ reverse repurchase agreements when necessary to meet unanticipated net redemptions so as to avoid liquidating other portfolio investments during unfavorable market conditions. At the time it enters into a reverse repurchase agreement, the Fund will place in a segregated custodial account cash and/or liquid assets having a dollar value equal to the repurchase price. Reverse repurchase agreements are considered to be borrowings under the 1940 Act. Reverse repurchase agreements, together with other permitted borrowings, may constitute up to 33 1/3% of the Fund's total assets. Under the 1940 Act, the Fund is required to maintain continuous asset coverage of 300% with respect to borrowings and to sell (within three days) sufficient portfolio holdings to restore such coverage if it should decline to less than 300% due to market fluctuations or otherwise, even if such liquidations of the Fund's holdings may be disadvantageous from an investment standpoint. Leveraging by means of borrowing may exaggerate the effect of any increase or decrease in the value of portfolio securities or the Fund's net asset value, and money borrowed will be subject to interest and other costs (which may include commitment fees and/or the cost of maintaining minimum average balances) which may or may not exceed the income received from the securities purchased with borrowed funds.

      In order to enhance portfolio returns and manage prepayment risks, the Funds (except Financial Services, Large Company Value, MagnaCap, MidCap Value and SmallCap Value Funds) may engage in dollar roll transactions with respect to mortgage securities issued by GNMA, FNMA and FHLMC. In a dollar roll transaction, a Fund sells a mortgage security held in the portfolio to a financial institution such as a bank or broker-dealer, and simultaneously agrees to repurchase a substantially similar security (same type, coupon and maturity) from the institution at a later date at an agreed upon price. The mortgage securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories. During the period between the sale and repurchase, the Fund will not be entitled to receive interest and principal payments on the securities sold. Proceeds of the sale will be invested in short-term instruments, and the income from these investments, together with any additional fee income received on the sale, could generate income for the Fund exceeding the yield on the sold security. When a Fund enters into a dollar roll transaction, cash and/or liquid assets of the Fund, in a dollar amount sufficient to make payment for the obligations to be repurchased, are segregated with its custodian at the trade date. These securities are marked daily and are maintained until the transaction is settled.

      Whether a reverse repurchase agreement or dollar-roll transaction produces a gain for a Fund depends upon the "costs of the agreements" (e.g., a function of the difference between the amount received upon the sale of its securities and the amount to be spent upon the purchase of the same or "substantially the same" security) and the income and gains of the securities purchased with the proceeds received from the sale of the mortgage security. If the income and gains on the securities purchased with the proceeds of the agreements exceed the costs of the agreements, then a Fund's net asset value will increase faster than otherwise would be the case; conversely, if the income and gains on such securities purchased fail to exceed the costs of the structure, net asset value will decline faster than otherwise would be the case. Reverse repurchase agreements and dollar-roll transactions, as leveraging techniques, may increase a Fund's yield in the manner described above; however, such transactions also increase a Fund's risk to capital and may result in a shareholder's loss of principal.

Lending of Portfolio Securities

      In order to generate additional income, Biotechnology Fund, Growth Opportunities Fund, Growth + Value Fund, Internet Fund, MagnaCap Fund, MidCap Opportunities Fund, MidCap Value Fund, Research Enhanced Index Fund, SmallCap Value Fund and Tax-Efficient Equity Fund may lend portfolio securities in an amount up to 33-1/3% of total Fund assets to broker-dealers, major banks, or other recognized domestic institutional borrowers of securities. The Funds that comprise Mutual Funds may lend portfolio securities in an amount up to 30% of total fund assets to broker-dealers, major banks, or other recognized domestic institutional borrowers of securities. Financial Services Fund and Large Company Value Fund may not lend portfolio securities. No lending may be made with any companies affiliated with the Investment Adviser. These loans earn income for the Funds and are collateralized by cash, securities or letters of credit. The Funds might experience a loss if the financial institution defaults on the loan.

      The borrower at all times during the loan must maintain with the Fund cash or cash equivalent collateral or provide to the Funds an irrevocable letter of credit equal in value to at least 100% of the value of the securities loaned. During the time portfolio securities are on loan, the borrower pays the Funds any interest paid on such securities, and the Funds may invest the cash collateral and earn additional income, or it may receive an agreed-upon amount of interest income from the borrower who has delivered equivalent collateral or a letter of credit. Loans are subject to termination at the option of the Funds or the borrower at any time. The Funds may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the income earned on the cash to the borrower or placing broker. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower fail financially.

Loan Participation and Assignments

      Biotechnology Fund, Growth Opportunities Fund, MidCap Opportunities Fund, MidCap Value Fund, SmallCap Opportunities Fund and SmallCap Value Fund and the Funds that comprise Mayflower Trust may invest in loan participation and loan assignments. A Fund's investment in loan participation typically will result in the Fund having a contractual relationship only with the lender and not with the borrower. The Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing a participation, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any right of set-off against the borrower, and the Fund may not directly benefit from any collateral supporting the loan in which it has purchased the participation. As a result, the Fund may be subject to the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling a participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

      When a Fund purchases a loan assignment from lenders, it will acquire direct rights against the borrowers on the loan. Because assignments are arranged through private negotiations between potential assignees and potential assignors, however, the rights and obligations acquired by the Fund as the purchaser of an assignment may differ from, and be more limited than, those held by the assigning lender. Because there is no liquid market for such securities, the Fund anticipates that such securities could be sold only to a limited number of institutional investors. The lack of a liquid secondary market may have an adverse impact on the value of such securities and a Fund's ability to dispose of particular assignments or participations when necessary to meet redemptions of Fund shares, to meet the Fund's liquidity needs or when necessary in response to a specific economic event, such as deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for assignments and participations also may make it more difficult for a Fund to value these securities for purposes of calculating its net asset value.

To Be Announced Sale Commitments

      MidCap Opportunities Fund, MidCap Value Fund, SmallCap Value Fund and the Funds that comprise Mayflower Trust and Mutual Funds may enter into To Be Announced ("TBA") sale commitments wherein the unit price and the estimated principal amount are established upon entering into the contract, with the actual principal amount being within a specified range of the estimate. A Fund will enter into TBA sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, the Fund will maintain, in a segregated account, cash or marketable securities in an amount sufficient to meet the purchase price. Unsettled TBA sale commitments are valued at current market value of the underlying securities. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, the Fund realizes a gain or loss on the commitment without regard to any unrealized gain or loss on the underlying security. If the Fund delivers securities under the commitment, the Fund realizes a gain or loss from the sale of the securities, based upon the unit price established at the date the commitment was entered into.

Floating or Variable Rate Instruments

      Each Fund (except Financial Services, Large Company Value and MagnaCap Funds) may purchase floating or variable rate bonds, which normally provide that the holder can demand payment of the obligation on short notice at par with accrued interest. Such bonds are frequently secured by letters of credit or other credit support arrangements provided by banks. Floating or variable rate instruments provide for adjustments in the interest rate at specified intervals (weekly, monthly, semiannually, etc.). A Fund would anticipate using these bonds as cash equivalents, pending longer term investment of its funds. Other longer term fixed-rate bonds, with a right of the holder to request redemption at certain times (often annually, after the lapse of an intermediate term), may also be purchased by a Fund. These bonds are more defensive than conventional long-term bonds (protecting to some degree against a rise in interest rates), while providing greater opportunity than comparable intermediate term bonds since the Fund may retain the bond if interest rates decline. By acquiring these kinds of bonds, a Fund obtains the contractual right to require the issuer of the security, or some other person (other than a broker or dealer), to purchase the security at an agreed upon price, which right is contained in the obligation itself rather than in a separate agreement with the seller or some other person.

Short Sales

      Biotechnology Fund, MidCap Growth Fund, MidCap Opportunities Fund, SmallCap Growth Fund, MidCap Value Fund, SmallCap Value Fund and the Funds that comprise Mayflower Trust, SmallCap Opportunities Fund, and Growth Opportunities Fund may make short sales of securities they own or have the right to acquire at no added cost through conversion or exchange of other securities they own (referred to as short sales "against the box"). MidCap Growth Fund and SmallCap Growth Fund may also make short sales of securities which they do not own or have the right to acquire.

      In a short sale that is not "against the box," a Fund sells a security which it does not own, in anticipation of a decline in the market value of the security. To complete the sale, the Fund must borrow the security generally from the broker through which the short sale is made) in order to make delivery to the buyer. The Fund must replace the security borrowed by purchasing it at the market price at the time of replacement. The Fund is said to have a "short position" in the securities sold until it delivers them to the broker. The period during which the Fund has a short position can range from one day to more than a year. Until the Fund replaces the security, the proceeds of the short sale are retained by the broker, and the Fund must pay to the broker a negotiated portion of any dividends or interest which accrue during the period of the loan. To meet current margin requirements, the Fund must deposit with the broker additional cash or securities so that it maintains with the broker a total deposit equal to 150% of the current market value of the securities sold short (100% of the current market value if a security is held in the account that is convertible or exchangeable into the security sold short within ninety
(90) days without restriction other than the payment of money).

      Short sales by a Fund that are not made "against the box" create opportunities to increase the Fund's return but, at the same time, involve specific risk considerations and may be considered a speculative technique. Since the Fund in effect profits from a decline in the price of the securities sold short without the need to invest the full purchase price of the securities on the date of the short sale, the Fund's net asset value per share tends to increase more when the securities it has sold short decrease in value, and to decrease more when the securities it has sold short increase in value, than would otherwise be the case if it had not engaged in such short sales. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends or interest the Fund may be required to pay in connection with the short sale. Short sales theoretically involve unlimited loss potential, as the market price of securities sold short may continually increase, although a Fund may mitigate such losses by replacing the securities sold short before the market price has increased significantly. Under adverse market conditions the Fund might have difficulty purchasing securities to meet its short sale delivery obligations, and might have to sell portfolio securities to raise the capital necessary to meet its short sale obligations at a time when fundamental investment considerations would not favor such sales.

      If a Fund makes a short sale "against the box," the Fund would not immediately deliver the securities sold and would not receive the proceeds from the sale. The seller is said to have a short position in the securities sold until it delivers the securities sold, at which time it receives the proceeds of the sale. To secure its obligation to deliver securities sold short, a Fund will deposit in escrow in a separate account with the Custodian an equal amount of the securities sold short or securities convertible into or exchangeable for such securities. The Fund can close out its short position by purchasing and delivering an equal amount of the securities sold short, rather than by delivering securities already held by the Fund, because the Fund might want to continue to receive interest and dividend payments on securities in its portfolio that are convertible into the securities sold short.

      A Fund's decision to make a short sale "against the box" may be a technique to hedge against market risks when the Investment Adviser or Sub-Adviser believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund or a security convertible into or exchangeable for such security. In such case, any future losses in the Fund's long position would be reduced by a gain in the short position. The extent to which such gains or losses in the long position are reduced will depend upon the amount of securities sold short relative to the amount of the securities the Fund owns, either directly or indirectly, and, in the case where the Fund owns convertible securities, changes in the investment values or conversion premiums of such securities.

      In the view of the Commission, a short sale involves the creation of a "senior security" as such term is defined in the 1940 Act, unless the sale is "against the box" and the securities sold short are placed in a segregated account (not with the broker), or unless the Fund's obligation to deliver the securities sold short is "covered" by placing in a segregated account (not with the broker) cash, U.S. Government securities or other liquid debt or equity securities in an amount equal to the difference between the market value of the securities sold short at the time of the short sale and any such collateral required to be deposited with a broker in connection with the sale (not including the proceeds from the short sale), which difference is adjusted daily for changes in the value of the securities sold short. The total value of the cash, U.S. Government securities or other liquid debt or equity securities deposited with the broker and otherwise segregated may not at any time be less than the market value of the securities sold short at the time of the short sale. Each Fund will comply with these requirements. In addition, as a matter of policy, the Trust's Board of Directors/Trustees has determined that no Fund will make short sales of securities or maintain a short position if to do so could create liabilities or require collateral deposits and segregation of assets aggregating more than 25% of the Fund's total assets, taken at market value.

      The extent to which a Fund may enter into short sales transactions may be limited by the Internal Revenue Code requirements for qualification of the Fund as a regulated investment company. See "Dividends, Distributions and Taxes."

Diversification

      Each Fund (except Internet Fund) is "diversified" within the meaning of the 1940 Act. In order to qualify as diversified, a Fund must diversify its holdings so that at all times at least 75% of the value of its total assets is represented by cash and cash items (including receivables), securities issued or guaranteed as to principal or interest by the United States or its agencies or instrumentalities, securities of other investment companies, and other securities (for this purpose other securities of any one issuer are limited to an amount not greater than 5% of the value of the total assets of the Fund and to not more than 10% of the outstanding voting securities of the issuer).

      Internet Fund is classified as a non-diversified investment company under the 1940 Act, which means that it is not limited by the 1940 Act in the proportion of its assets that it may invest in the obligations of a single issuer. The investment of a large percentage of the Fund's assets in the securities of a small number of issuers may cause the Fund's share price to fluctuate more than that of a diversified investment company.

Concentration

      Biotechnology Fund, Financial Services Fund and Internet Fund "concentrate" (for purposes of the 1940 Act) their assets in securities related to a particular sector or industry, which means that at least 25% of its assets will be invested in these assets at all times. As a result, the Fund may be subject to greater market fluctuation than a fund which has securities representing a broader range of investment alternatives.

Borrowing

      The Funds that comprise Mutual Funds may each borrow up to 20% of their total net assets for temporary, extraordinary, or emergency purposes. MagnaCap Fund may borrow from banks solely for temporary or emergency purposes, but not in an amount exceeding 5% of the value of its total assets. Financial Services Fund may borrow, only in an amount up to 15% of its total assets to obtain such short-term credits as are necessary for the clearance of securities transactions. Growth Opportunities Fund and SmallCap Opportunities Fund may borrow up to 5% of total assets from a bank as a temporary measure for extraordinary or emergency purposes. MidCap Opportunities Fund may borrow, only in an amount up to 10% of its total assets to obtain such short-term credits as are necessary for the clearance of securities transactions. Growth + Value Fund may not borrow any amount in excess of 10% of their respective assets other than for temporary emergency or administrative purposes. In addition, the Fund will not make additional investments when its borrowings exceed 5% of total assets. Biotechnology Fund may borrow in an amount up to 15% of the value of the Fund's total assets for temporary or emergency purposes, and may borrow for leveraging purposes only if the value of the Fund's assets (including the amount borrowed) less its liabilities is equal to at least 300% of the amount borrowed, plus all outstanding borrowings.

      As part of its fundamental policies, the Research Enhanced Index Fund may not borrow any amount in excess of 33-1/3% of the Fund's assets, other than for temporary emergency or administrative purposes. As an operating policy, the Research Enhanced Index Fund does not intend to borrow any amount in excess of 10% of its assets, and would do so only for temporary emergency or administrative purposes. In addition, to avoid the potential leveraging of assets, this Fund will not make additional investments when its borrowings, including those investment techniques which are regarded as a form of borrowing, are in excess of 5% of total assets. If the Research Enhanced Index Fund should determine to expand its ability to borrow beyond the current operating policy, the Fund's Prospectus would be amended and shareholders would be notified.

      Large Company Value Fund may borrow money from a bank not in excess of the lesser of: (a) 5% of the gross assets of the Fund at the current market value at the time of such borrowing; or (b) 10% of the gross assets of the Fund taken at cost. MidCap Value Fund, SmallCap Value Fund and each of the Funds that comprise Funds Trust may borrow from banks up to 33 1/3% of the current value of its net assets to purchase securities and for temporary or emergency purposes and those borrowings may be secured by the pledge of not more than 33 1/3% of the current value of that Fund's net assets.

      Under the 1940 Act, each Fund is required to maintain continuous asset coverage of 300% with respect to such borrowings and to sell (within three days) sufficient portfolio holdings to restore such coverage if it should decline to less than 300% due to market fluctuations or otherwise, even if such liquidations of the Fund's holdings may be disadvantageous from an investment standpoint.

      When a Fund borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. If a Fund makes additional investments while borrowings are outstanding, this may be construed as a form of leverage.

      Leveraging by means of borrowing may exaggerate the effect of any increase or decrease in the value of portfolio securities or the Fund's net asset value, and money borrowed will be subject to interest and other costs (which may include commitment fees and/or the cost of maintaining minimum average balances) which may or may not exceed the income received from the securities purchased with borrowed funds.

Securities of Companies with Limited Operating Histories

      Biotechnology Fund, Financial Services Fund, Large Company Value Fund, Growth Opportunities Fund, Internet Fund, MagnaCap Fund, MidCap Value Fund, SmallCap Opportunities Fund, SmallCap Value Fund and Tax Efficient Equity Fund may invest in securities of companies with limited operating histories. The Funds consider these to be securities of companies with a record of less than three years' continuous operation, even including the operations of any predecessors and parents. (These are sometimes referred to as "unseasoned issuers.") These companies by their nature have only a limited operating history that can be used for evaluating the company's growth prospects. As a result, investment decisions for these securities may place a greater emphasis on current or planned product lines and the reputation and experience of the company's management and less emphasis on fundamental valuation factors than would be the case for more mature companies.

Initial Public Offerings

      Biotechnology Fund, Internet Fund, MidCap Growth Fund, MidCap Opportunities Fund, MidCap Value Fund, SmallCap Growth Fund, SmallCap Opportunities Fund, SmallCap Value Fund and Tax Efficient Equity Fund may invest in a company's securities at the time the company first offers securities to the public, that is, at the time of the company's initial public offering or IPO. Although companies can be any age or size at the time of their IPO, they are often smaller and have a limited operating history, which involves a greater potential for the value of their securities to be impaired following the IPO.

      Investors in IPOs can be adversely affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders. In addition, all of the factors that affect stock market performance may have a greater impact on the shares of IPO companies.

      The price of a company's securities may be highly unstable at the time of its IPO and for a period thereafter due to market psychology prevailing at the time of the IPO, the absence of a prior public market, the small number of shares available and limited availability of investor information. As a result of this or other factors, the Funds' sub-adviser might decide to sell an IPO security more quickly than it would otherwise, which may result in a significant gain or loss and greater transaction costs to the Funds. Any gains from shares held for 12 months or less will be treated as short-term gains, taxable as ordinary income to the Funds' shareholders. In addition, IPO securities may be subject to varying patterns of trading volume and may, at times, be difficult to sell without an unfavorable impact on prevailing prices.

      The effect of an IPO investment can have a magnified impact on the Funds' performance when the Funds' asset bases are small. Consequently, IPOs may constitute a significant portion of the Funds' returns particularly when the Funds are small. Since the number of securities issued in an IPO is limited, it is likely that IPO securities will represent a smaller component of the Funds' assets as it increases in size and therefore have a more limited effect on the Funds' performance.

      There can be no assurance that IPOs will continue to be available for the Funds to purchase. The number or quality of IPOs available for purchase by the Funds may vary, decrease or entirely disappear. In some cases, the Funds may not be able to purchase IPOs at the offering price, but may have to purchase the shares in the aftermarket at a price greatly exceeding the offering price, making it more difficult for the Funds to realize a profit.

                             INVESTMENT RESTRICTIONS

      All percentage limitations set forth below apply immediately after a purchase or initial investment, and any subsequent change in any applicable percentage resulting from market fluctuations will not require elimination of any security from the relevant portfolio.

INVESTMENT RESTRICTIONS -- BIOTECHNOLOGY FUND

      The Fund has adopted the following investment restrictions as fundamental policies that cannot be changed without shareholder approval by holders of a majority (as defined by the 1940 Act) of the Fund's outstanding voting shares. The Fund may not:

(1) Issue any senior security (as defined by the 1940 Act), except that (i) the Fund may enter into commitments to purchase securities in accordance with the Fund's investment program, including reverse repurchase agreements, delayed delivery and when-issued securities, which may be considered the issuance of senior securities; (ii) the Fund may engage in transactions that may result in the issuance of senior securities to the extent permitted under applicable regulations, interpretations of the 1940 Act or an exemptive order; (iii) the Fund may engage in short sales of securities to the extent permitted in its investment program and other restrictions; (iv) the purchase or sale of futures contracts and related options shall not be considered to involve the issuance of senior securities; and (v) subject to certain fundamental restrictions set forth below, the Fund may borrow money as authorized by the 1940 Act.

(2) Borrow money, except that (i) the Fund may enter into certain futures contracts and related options thereto; (ii) the Fund may enter into commitments to purchase securities in accordance with the Fund's investment program, including delayed delivery and when-issued securities and reverse repurchase agreements; (iii) the Fund may borrow money for temporary or emergency purposes in amounts not exceeding 15% of the value of its total assets at the time when the loan is made; and (iv) for purposes of leveraging, the Fund may borrow money from banks (including its custodian bank) only if, immediately after such borrowing, the value of the Fund's assets, including the amount borrowed, less its liabilities, is equal to at least 300% of the amount borrowed, plus all outstanding borrowings.

(3) Act as an underwriter of securities except to the extent that, in connection with the disposition of securities by the Fund for its portfolio, the Fund may be deemed to be an underwriter under the provisions of the 1933 Act.

(4) Purchase real estate, interests in real estate or real estate limited partnership interests except that: (i) to the extent appropriate under its investment program, the Fund may invest in securities secured by real estate or interests therein or issued by companies, including REITs, which deal in real estate or interests therein; or (ii) the Fund may acquire real estate as a result of ownership of securities or other interests (this could occur, for example, if the Fund holds a security that is collateralized by an interest in real estate and the security defaults).

(5) Make loans, except that, to the extent appropriate under its investment program, the Fund may purchase bonds, debentures or other debt securities, including short-term obligations; enter into repurchase transactions; and lend portfolio securities provided that the value of such loaned securities does not exceed one-third of the Fund's total assets.

(6) Invest in commodity contracts, except that the Fund may, to the extent appropriate under its investment program, purchase securities of companies engaged in such activities; enter into futures contracts and related options; and engage in transactions on a when-issued or forward commitment basis.

(7) With respect to 75% of its total assets, invest more than 5% of its total assets in the securities of any one issuer excluding securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, or purchase more than 10% of the outstanding voting securities of any issuer.

(8) Concentrate its investments in any one industry except that the Fund will invest more than 25% of its total assets in securities issued by companies principally engaged in the biotechnology industry. This limitation will not apply to securities issued or guaranteed as to principal and/or interest by the U.S. government, its agencies or instrumentalities.

      Where the Fund's investment objective or policy restricts it to holding or investing a specified percentage of its assets in any type of instrument, that percentage is measured at the time of purchase. There will be no violation of any investment policy or restriction if that restriction is complied with at the time or purchase, notwithstanding a later change in the market value of an investment, in net or total assets, in the securities rating of the investment, or any other change.

      The Fund has also adopted a non-fundamental policy as required by Rule 35d-1 under the 1940 Act to invest, under normal circumstances, at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in equity securities and equity equivalent securities of foreign or domestic biotechnology companies. The Fund has also adopted a policy to provide its shareholders with at least 60 days' prior notice of any change in such investment policy. If, subsequent to an investment, the 80% requirement is no longer met, the Fund's future investments will be made in a manner that will bring the Fund into compliance with this policy.

INVESTMENT RESTRICTIONS -- FINANCIAL SERVICES FUND

      The Fund has adopted the following investment restrictions as fundamental policies that cannot be changed without approval by the holders of a majority of its outstanding shares, which means the lesser of (1) 67% of the Fund's shares present at a meeting at which the holders of more than 50% of the outstanding shares are present in person or by proxy, or (2) more than 50% of the Fund's outstanding shares. The Fund may not:

(1) Invest more than 25% of its total assets in any industry or group of related industries other than financial services industries, except for temporary or defensive positions;

(2) Borrow, except that it may borrow in an amount up to 15% of its total assets to obtain such short-term credits as are necessary for the clearance of securities transactions;

(3) Invest more than 5% of the value of its net assets in marketable warrants to purchase common stock;

(4) Purchase securities of any one issuer, other than U.S. Government securities, if immediately after such purchase more than 5% of the value of the Fund's total assets would be invested in such issuer or the Fund would own more than 10% of the outstanding voting securities of an issuer or more than 10% of any class of securities of an issuer, except that up to 25% of the Fund's total assets may be invested without regard to the restrictions in this Item 6. For this purpose, all outstanding bonds and other evidences of indebtedness shall be deemed within a single class regardless of maturities, priorities, coupon rates, series, designations, conversion rights, security or other differences;

(5) Act as an underwriter of securities of other issuers, except, to the extent that it may be deemed to act as an underwriter in certain cases when disposing of restricted securities (See also Item 4 above);

(6) Purchase or sell real estate, commodities, commodity futures contracts, or oil or gas exploration or development programs; or sell short, or write, purchase, or sell straddles, spreads or combinations thereof;

(7) Make loans, except that the Fund may purchase or hold Debt Securities in accordance with its investment policies and objectives;

(8) Purchase securities on margin or hypothecate, mortgage or pledge any of its assets except for the purpose of securing borrowings permitted by Item 2 above and then only in an amount up to 15% of the value of the Fund's total assets at the time of borrowing; or

(9) Issue senior securities, except (1) insofar as the Fund may be deemed to have issued a senior security by reason of borrowing money in accordance with the Fund's fundamental restriction on borrowing and (2) as permitted by the 1940 Act, and the rules and regulations promulgated thereunder or an exemption therefrom.

      The Fund is also subject to the following investment restrictions and policies that are not fundamental and may be changed by the Board of Directors/Trustees without shareholder approval. The Fund may not:

(1) Invest in illiquid securities if, as a result, more than 15% of the Fund's net assets would be invested in such securities.

      The Fund has also adopted a non-fundamental policy as required by Rule 35d-1 under the 1940 Act to invest, under normal circumstances, at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of companies engaged in financial services. The Fund has also adopted a policy to provide its shareholders with at least 60 days' prior notice of any change in such investment policy. If, subsequent to an investment, the 80% requirement is no longer met, the Fund's future investments will be made in a manner that will bring the Fund into compliance with this policy.

INVESTMENT RESTRICTIONS -- GROWTH + VALUE FUND

      The Fund has adopted the following investment restrictions as fundamental policies that cannot be changed without approval by the holders of a majority (as defined in the 1940 Act) of such Fund's outstanding voting shares. The Fund may not:

(1) Borrow money, issue senior securities, or pledge, mortgage or hypothecate its assets, except that it may: (a) borrow from banks but only if, immediately after such borrowing there is asset coverage of 300%, and (b) enter into transactions in options, futures, and options on futures and other transactions not deemed to involve the issuance of senior securities;

(2)   Underwrite the securities of others;

(3) Purchase or sell real property, including real estate limited partnerships (each of these Funds may purchase marketable securities of companies that deal in real estate or interests therein, including real estate investment trusts);

(4) Deal in commodities or commodity contracts, except in the manner described in the current Prospectus and SAI of the Fund;

(5) Make loans to other persons (but the Fund may, however, lend portfolio securities, up to 33% of net assets at the time the loan is made, to brokers or dealers or other financial institutions not affiliated with the Fund or ING, subject to conditions established by ING) (See "Lending Portfolio Securities" in this SAI), and may purchase or hold participations in loans, in accordance with the investment objectives and policies of the Fund, as described in the cur-rent Prospectus and SAI of the Fund;

(6) Purchase on margin (except that for purposes of this restriction, the deposit or payment of initial or variation margin in connection with futures contracts will not be deemed to be purchases of securities on margin);

(7) Sell short, except that these Funds may enter into short sales against the box;

(8) Invest more than 25% of its assets in any one industry or related group of industries;

(9) With respect to 75% of the Fund's assets, purchase a security (other than U.S. government obligations) if, as a result, more than 5% of the value of total assets of the Fund would be invested in securities of a single issuer;

(10) Purchase a security if, as a result, more than 10% of any class of securities, or more than 10% of the outstanding voting securities of an issuer, would be held by the Fund; or

(11)  Borrow money except to the extent permitted under the 1940 Act;

      The Funds are also subject to the following restrictions and policies that are not fundamental and may, therefore, be changed by the Board of Trustees (without shareholder approval). Unless otherwise indicated, a Fund may not:

(1) Purchase securities of other investment companies, except in connection with a merger, consolidation or sale of assets, and except that these Funds may purchase shares of other investment companies, subject to such restrictions as may be imposed by the 1940 Act and rules thereunder or by any state in which shares of the Fund are registered;

(2)   Invest more than 15% of its net assets in illiquid securities; or

(3) Borrow any amount in excess of 10% of their respective assets, other than for temporary emergency or administrative purposes. In addition, the Fund will not make additional investments when its borrowings exceed 5% of total assets.

Fundamental Investment Restrictions -- Large Company Value Fund

      The Fund has adopted the following investment restrictions that cannot be changed without shareholder approval. The Fund shareholder vote required for modification of the investment policies or restrictions listed below is the lesser of: (a) 67% or more of the voting securities present at a meeting if the holders of more than 50% are present or represented by proxy; or (b) more than 50% of the voting securities. The Fund may not:

(1)   Issue senior securities;

(2)   Underwrite securities of other issuers;

(3) Purchase or sell real estate, commodity contracts or commodities (however, the Fund may purchase interests in real estate investment trusts whose securities are registered under the 1933 Act and are readily marketable);

(4) Make loans to other persons except (a) through the purchase of a portion or portions of publicly distributed bonds, notes, debentures and evidences of indebtedness authorized by its investment policy, or (b) through investments in "repurchase agreements" (which are arrangements under which the Fund acquires a debt security subject to an obligation of the seller to repurchase it at a fixed price within a short period), provided that no more than 10% of the Fund's assets may be invested in repurchase agreements which mature in more than seven days;

(5) Purchase the securities of another investment company or investment trust except in the open market where no profit results to a sponsor or dealer, other than the customary broker's commission;

(6)   Purchase any security on margin or effect a short sale of a security;

(7) Buy securities from or sell securities to any of its officers and directors/trustees or those of the investment adviser or principal distributor as principal;

(8) Contract to sell any security or evidence of interest therein except to the extent that the same shall be owned by the Fund;

(9) Retain securities of an issuer when one or more of the officers and directors/trustees of the Fund or the investment adviser or a person owning more than 10% of the stock of either, own beneficially more than 0.5% of the securities of such issuer and the persons owning more than 0.5% of such securities together own beneficially more than 5% of the securities of such issuer;

(10) Invest more than 5% of the value of its total assets in the securities of any one issuer nor acquire more than 10% of the outstanding voting securities of any one issuer;

(11)  Invest in companies for the purpose of exercising management or control;
      or

(12) Concentrate its investments in a particular industry; thus the Fund will not purchase a security if the immediate effect of such purchase would be to increase the Fund's holdings in such industry above 25% of the Fund's assets.

      In addition to the above fundamental investment restrictions, the Fund has also adopted the following non-fundamental restrictions. The Fund has authority to borrow money from a bank not in excess of the lesser of: (a) 5% of the gross assets of the Fund at the current market value at the time of such borrowing; or
(b) 10% of the gross assets of the Fund taken at cost. Any such borrowing may be undertaken only as a temporary measure for extraordinary or emergency purposes. This borrowing power has not been exercised by the Fund's management.

      The 5% diversification limitation set forth in subparagraph (x) above does not apply to obligations issued or guaranteed as to principal and interest by the United States Government, nor does it apply to bank certificates of deposit, which are not classified by the Fund as securities for the purposes of this limitation.

      The Fund may not use more than 5% of its net assets to purchase illiquid securities. The Fund treats any securities subject to restrictions on repatriation for more than seven days, and securities issued in connection with foreign debt conversion programs that are restricted as to remittance of invested capital or profit, as illiquid. The Fund also treats repurchase agreements with maturities in excess of seven days as illiquid. Illiquid securities do not include securities that are restricted from trading on formal markets for some period of time but for which an active informal market exists, or securities that meet the requirements of Rule 144A under the 1933 Act and that, subject to the review by the Board of Directors/Trustees and guidelines adopted by the Board of Directors/Trustees, the Investment Adviser has determined to be liquid.

      The Fund has also adopted a non-fundamental policy as required by Rule 35d-1 under the 1940 Act to invest, under normal circumstances, at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in common stock of large companies. The Fund has also adopted a policy to provide its shareholders with at least 60 days' prior notice of any change in such investment policy. If, subsequent to an investment, the 80% requirement is no longer met, the Fund's future investments will be made in a manner that will bring the Fund into compliance with this policy.

INVESTMENT RESTRICTIONS -- MAGNACAP FUND

      The Fund has adopted the following investment restrictions as fundamental policies that cannot be changed without approval by the holders of a majority of its outstanding shares, which means the lesser of (1) 67% of the Fund's shares present at a meeting at which the holders of more than 50% of the outstanding shares are present in person or by proxy, or (2) more than 50% of the Fund's outstanding shares. The Fund may not:

(1)   Engage in the underwriting of securities of other issuers;

(2) Invest in "restricted securities" which cannot in the absence of an exemption be sold without an effective registration statement under the 1933 Act, as amended;

(3) Engage in the purchase and sale of interests in real estate, commodities or commodity contracts (although this does not preclude marketable securities of companies engaged in these activities);

(4) Engage in the making of loans to other persons, except (a) through the purchase of a portion of an issue of publicly distributed bonds, debentures or other evidences of indebtedness customarily purchased by institutional investors or (b) by the loan of its portfolio securities in accordance with the policies described under "Lending of Portfolio Securities";

(5) Borrow money except from banks for temporary or emergency purposes, and then not in excess of 5% of the value of its total assets;

(6) Mortgage, pledge or hypothecate its assets in any manner, except in connection with any authorized borrowings and then not in excess of 10% of the value of its total assets;

(7) Purchase securities on margin, except that it may obtain such short-term credits as may be necessary for the clearance of its portfolio transactions;

(8)   Effect short sales, or purchase or sell puts, calls, spreads or straddles;

(9) Buy or sell oil, gas, or other mineral leases, rights or royalty contracts, or participate on a joint or joint and several basis in any securities trading account;

(10) Invest in securities of other investment companies, except as they may be acquired as part of a merger, consolidation or acquisition of assets;

(11)  Invest more than 25% of the value of its total assets in any one industry;

(12) Purchase or retain in its portfolio any security if an Officer or Director/Trustee of the Fund or its investment Adviser owns beneficially more than 1/2 of 1% of the outstanding securities of such issuer, and in the aggregate such persons own beneficially more than 5% of the outstanding securities of such issuer; or

(13) Issue senior securities, except insofar as the Fund may be deemed to have issued a senior security by reason of borrowing money in accordance with the Fund's borrowing policies or investment techniques, and except for purposes of this investment restriction, collateral, escrow, or margin or other deposits with respect to the making of short sales, the purchase or sale of futures contracts or related options, purchase or sale of forward foreign currency contracts, and the writing of options on securities are not deemed to be an issuance of a senior security.

      The Fund has also adopted a non-fundamental policy as required by Rule 35d-1 under the 1940 Act to invest, under normal circumstances, at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in stocks that meet the following criteria: attractive valuation characteristics; dividends and balance sheet strength. The Fund has also adopted a policy to provide its shareholders with at least 60 days' prior notice of any change in such investment policy. If, subsequent to an investment, the 80% requirement is no longer met, the Fund's future investments will be made in a manner that will bring the Fund into compliance with this policy.

INVESTMENT RESTRICTIONS -- MIDCAP OPPORTUNITIES FUND

      The Fund has adopted the following investment restrictions as fundamental policies that cannot be changed without approval by the holders of a majority (as defined in the 1940 Act) of the Fund's outstanding voting shares. The Fund may not:

      (1) Borrow money, issue senior securities, or pledge, mortgage or hypothecate its assets, except that it may: (a) borrow from banks up to 10% of its net assets for temporary purposes but only if, immediately after such borrowing there is asset coverage of 300%, and (b) enter into transactions in options, futures, and options on futures and other transactions not deemed to involve the issuance of senior securities;

      (2)   Underwrite the securities of others;

      (3) Purchase or sell real property, including real estate limited partnerships (the Fund may purchase marketable securities of companies that deal in real estate or interests therein, including real estate investment trusts);

      (4) Deal in commodities or commodity contracts, except in the manner described in the current Prospectus and SAI of the Fund;

      (5) Make loans to other persons (but the Fund may, however, lend portfolio securities, up to 33% of net assets at the time the loan is made, to brokers or dealers or other financial institutions not affiliated with the Fund or ING, subject to conditions established by ING), and may purchase or hold participations in loans, in accordance with the investment objectives and policies of the Fund, as described in the current Prospectus and SAI of the Fund;

      (6) Purchase on margin (except that for purposes of this restriction, the deposit or payment of initial or variation margin in connection with futures contracts will not be deemed to be purchases of securities on margin);

      (7) Sell short, except that the Fund may enter into short sales against the box;

      (8) Invest more than 25% of its assets in any one industry or related group of industries;

      (9) With respect to 75% of the Fund's assets, purchase a security (other than U.S. government obligations) if, as a result, more than 5% of the value of total assets of the Fund would be invested in securities of a single issuer;

      (10) Purchase a security if, as a result, more than 10% of any class of securities, or more than 10% of the outstanding voting securities of an issuer, would be held by the Fund; or

      (11) Borrow money in excess of 10% of its net assets for temporary purposes.

      The Funds are also subject to the following restrictions and policies that are not fundamental and may, therefore, be changed by the Board of Trustees (without shareholder approval). Unless otherwise indicated, a Fund may not:

(1) Purchase securities of other investment companies, except in connection with a merger, consolidation or sale of assets, and except that the Fund may purchase shares of other investment companies, subject to such restrictions as may be imposed by the 1940 Act and rules thereunder or by any state in which shares of the Fund are registered;

(2)   Invest more than 15% of its net assets in illiquid securities; or

(3) Borrow any amount in excess of 10% of the Fund's assets, other than for temporary emergency or administrative purposes. In addition, the Fund will not make additional investments when its borrowings exceed 5% of total assets.

      The Fund has also adopted a non-fundamental policy as required by Rule 35d-1 under the 1940 Act to invest, under normal circumstances, at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in the common stocks of mid-sized companies. The Fund has also adopted a policy to provide its shareholders with at least 60 days' prior notice of any change in such investment policy. If, subsequent to an investment, the 80% requirement is no longer met, the Fund's future investments will be made in a manner that will bring the Fund into compliance with this policy.

Fundamental Investment Restrictions -- Funds Trust

      Each series of ING Funds Trust has adopted the following investment restrictions that cannot be changed without approval by the holders of a majority (as defined in the 1940 Act) of a Fund's outstanding voting shares. Investment restriction number 10 is not a fundamental policy and may be changed by vote of a majority of the members of the Board of Trustees at any time.

      The Funds, except as indicated, may not:

      (1) Borrow money, except to the extent permitted under the 1940 Act (which currently limits borrowing to no more than 33-1/3% of the value of a Fund's total assets). For purposes of this Investment Restriction, the entry into reverse repurchase agreements, options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices shall not constitute borrowing;

      (2) Issue senior securities, except insofar as a Fund may be deemed to have issued a senior security in connection with any repurchase agreement or any permitted borrowing;

      (3) Make loans, except loans of portfolio securities and except that a Fund may enter into repurchase agreements with respect to its portfolio securities and may purchase the types of debt instruments described in its Prospectus or this SAI;

      (4) Invest in companies for the purpose of exercising control or management;

      (5) Purchase, hold or deal in real estate, or oil, gas or other mineral leases or exploration or development programs, but a Fund may purchase and sell securities that are secured by real estate or issued by companies that invest or deal in real estate or real estate investment trusts;

      (6) Engage in the business of underwriting securities of other issuers, except to the extent that the disposal of an investment position may technically cause it to be considered an underwriter as that term is defined under the 1933 Act;

      (7) Purchase securities on margin, except that a Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities;

      (8) Purchase a security if, as a result, more than 25% of the value of its total assets would be invested in securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) this limitation shall not apply to obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities; (b) wholly-owned finance companies will be considered to be in the industries of their parents; (c) utilities will be divided according to their services. For example, gas, gas transmission, electric and gas, electric, and telephone will each be considered a separate industry; and (d) Internet Fund will concentrate its investments as described in the Prospectus;

      (9) Purchase or sell commodities or commodity contracts except for stock futures contracts, interest rate futures contracts, index futures contracts, and foreign currency futures contracts and options thereon, in accordance with the applicable restrictions under the 1940 Act; or

      (10) Invest more than 15% of the value of its net assets in investments which are illiquid (including repurchase agreements having maturities of more than seven calendar days, variable and floating rate demand and master demand notes not requiring receipt of principal note amount within seven days' notice and securities of foreign issuers which are not listed on a recognized domestic or foreign securities exchange).

      In addition, Tax Efficient Equity Fund is a diversified fund. As such, it will not, with respect to 75% of its total assets, invest more than 5% of its total assets in the securities of any one issuer (except for U.S. Government securities) or purchase more than 10% of the outstanding voting securities of any one issuer.

      Each Fund will only purchase fixed income securities that are rated investment grade, i.e., rated at least BBB by S&P or Baa by Moody's, or have an equivalent rating from another NRSRO, or if unrated, are determined to be of comparable quality by the Sub-Adviser. Money market securities, certificates of deposit, banker's acceptance and commercial paper purchased by the Stock Funds must be rated in one of the two top rating categories by an NRSRO or, if not rated, determined to be of comparable quality by the Stock Fund's Sub-Adviser.

      The Internet Fund, a series of Funds Trust, has also adopted a non-fundamental policy as required by Rule 35d-1 under the 1940 Act to invest, under normal circumstances, at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in a portfolio of equity securities of U.S. and non-U.S. internet technology companies. The Fund has also adopted a policy to provide its shareholders with at least 60 days' prior notice of any change in such investment policy. If, subsequent to an investment, the 80% requirement is no longer met, the Fund's future investments will be made in a manner that will bring the Fund into compliance with this policy.

INVESTMENT RESTRICTIONS -- MUTUAL FUNDS

      The Funds have adopted the following fundamental policies that cannot be changed without the affirmative vote of a majority of the outstanding shares of the appropriate Fund (are defined in the 1940 Act).

      The investment objective of each Fund is a fundamental policy. In addition, the Funds may not:

      (1) Invest in securities of any one issuer if more than 5% of the market value of its total assets would be invested in the securities of such issuer, except that up to 25% of a Fund's total assets may be invested without regard to this restriction and a Fund will be permitted to invest all or a portion of its assets in another diversified, open-end management investment company with substantially the same investment objective, policies and restrictions as the Fund. This restriction also does not apply to investments by a Fund in securities of the U.S. Government or any of its agencies and instrumentalities;

      (2) Purchase more than 10% of the outstanding voting securities, or of any class of securities, of any one issuer, or purchase the securities of any issuer for the purpose of exercising control or management, except that a Fund will be permitted to invest all or a portion of its assets in another diversified, open-end management investment company with substantially the same investment objective, policies and restrictions as the Fund;

      (3) Invest 25% or more of the market value of its total assets in the securities of issuers any one particular industry, except that a Fund will be permitted to invest all or a portion of its assets in another diversified, open-end management investment company with substantially the same investment objective, policies and restrictions as the Fund. This restriction does not apply to investments by a Fund in securities of the U.S. Government or its agencies and instrumentalities or to investments by the Money Market Fund in obligations of domestic branches of U.S. banks and U.S. branches of foreign banks which are subject to the same regulation as U.S. banks;

      (4) Purchase or sell real estate. However, a Fund may invest in securities secured by, or issued by companies that invest in, real estate or interests in real estate;

      (5) Make loans of money, except that a Fund may purchase publicly distributed debt instruments and certificates of deposit and enter into repurchase agreements. Each Fund reserves the authority to make loans of its portfolio securities in an aggregate amount not exceeding 30% of the value of its total assets. This restriction does not apply to the Money Market Fund;

      (6) Borrow money on a secured or unsecured basis, except for temporary, extraordinary or emergency purposes or for the clearance of transactions in amounts not exceeding 20% of the value of its total assets at the time of the borrowing, provided that, pursuant to the 1940 Act, a Fund may borrow money if the borrowing is made from a bank or banks and only to the extent that the value of the Fund's total assets, less its liabilities other than borrowings, is equal to at least 300% of all borrowings (including proposed borrowings), and provided, further that the borrowing may be made only for temporary, extraordinary or emergency purposes or for the clearance of transactions in amounts not exceeding 20% of the value of the Fund's total assets at the time of the borrowing. If such asset coverage of 300% is not maintained, the Fund will take prompt action to reduce its borrowings as required by applicable law;

      (7) Pledge or in any way transfer as security for indebtedness any securities owned or held by it, except to secure indebtedness permitted by restriction 6 above. This restriction shall not prohibit the Funds from engaging in options, futures and foreign currency transactions, and shall not apply to the Money Market Fund;

      (8) Underwrite securities of other issuers, except insofar as it may be deemed an underwriter under the 1933 Act in selling portfolio securities;

      (9) Invest more than 15% of the value of its net assets in securities that at the time of purchase are illiquid;

      (10) Purchase securities on margin, except for initial and variation margin on options and futures contracts, and except that a Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of securities;

      (11) Engage in short sales (other than MidCap Growth, and SmallCap Growth), except that a Fund may use such short-term credits as are necessary for the clearance of transactions;

      (12) Invest in securities of other investment companies, except (a) that a Fund will be permitted to invest all or a portion of its assets in another diversified, open-end management investment company with substantially the same investment objective, policies and restrictions as the Fund; (b) in compliance with the 1940 Act and applicable state securities laws, or (c) as part of a merger, consolidation, acquisition or reorganization involving the Fund;

      (13) Issue senior securities, except that a Fund may borrow money as permitted by restrictions 6 and 7 above. This restriction shall not prohibit the Funds from engaging in short sales, options, futures and foreign currency transactions;

      (14) Enter into transactions for the purpose of arbitrage, or invest in commodities and commodities contracts, except that a Fund may invest in stock index, currency and financial futures contracts and related options in accordance with any rules of the Commodity Futures Trading Commission; or

      (15) Purchase or write options on securities, except for hedging purposes and then only if (i) aggregate premiums on call options purchased by a Fund do not exceed 5% of its net assets, (ii) aggregate premiums on put options purchased by a Fund do not exceed 5% of its net assets, (iii) not more than 25% of a Fund's net assets would be hedged, and (iv) not more than 25% of a Fund's net assets are used as cover for options written by the Fund.

      For purposes of investment restriction number 5, the Trust considers the restriction to prohibit the Funds from entering into instruments that have the character of a loan, i.e., instruments that are negotiated on a case-by-case basis between a lender and a borrower. The Trust considers the phrase "publicly distributed debt instruments" in that investment restriction to include, among other things, registered debt securities and unregistered debt securities that are offered pursuant to Rule 144A under the 1933 Act. As a result, the Funds may invest in such securities. Further, the Trust does not consider investment restriction number 5 to prevent the Funds from investing in investment companies that invest in loans.

      The Convertible Fund has also adopted a non-fundamental policy as required by Rule 35d-1 under the 1940 Act to invest, under normal circumstances, at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in convertible securities. The Fund has also adopted a policy to provide its shareholders with at least 60 days' prior notice of any change in such investment policy. If, subsequent to an investment, the 80% requirement is no longer met, the Fund's future investments will be made in a manner that will bring the Fund into compliance with this policy.

      LargeCap Growth Fund, a series of ING Mutual Funds, has adopted a non-fundamental policy as required by Rule 35d-1 under the 1940 Act to invest, under normal circumstances, at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of large U.S. companies. The Fund has also adopted a policy to provide its shareholders with at least 60 days' prior notice of any change in such investment policy. If, subsequent to an investment, the 80% requirement is no longer met, the Fund's future investments will be made in a manner that will bring the Fund into compliance with this policy.

      MidCap Growth Fund, a series of ING Mutual Funds, has adopted a non-fundamental policy as required by Rule 35d-1 under the 1940 Act to invest, under normal circumstances, at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in companies. The Fund has also adopted a policy to provide its shareholders with at least 60 days' prior notice of any change in such investment policy. If, subsequent to an investment, the 80% requirement is no longer met, the Fund's future investments will be made in a manner that will bring the Fund into compliance with this policy.

      SmallCap Growth Fund, a series of ING Mutual Funds, has also adopted a non-fundamental policy as required by Rule 35d-1 under the 1940 Act to invest, under normal circumstances, at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of small U.S. companies. The Fund has also adopted a policy to provide its shareholders with at least 60 days' prior notice of any change in such investment policy. If, subsequent to an investment, the 80% requirement is no longer met, the Fund's future investments will be made in a manner that will bring the Fund into compliance with this policy.

INVESTMENT RESTRICTIONS -- RESEARCH ENHANCED INDEX FUND

      The Fund has adopted the following investment restrictions as fundamental policies that cannot be changed without approval by the holders of a majority (as defined in the 1940 Act) of the Fund's outstanding voting shares. The Fund may not:

(1) Borrow money, issue senior securities, or pledge, mortgage or hypothecate its assets, except that it may: (a) borrow from banks up to 33 1/3% of its net assets for temporary purposes but only if, immediately after such borrowing there is asset coverage of 300%, and (b) enter into transactions in options, futures, and options on futures and other transactions not deemed to involve the issuance of senior securities;

(2)   Underwrite the securities of others;

(3) Purchase or sell real estate, including real estate limited partnerships (the Fund may purchase marketable securities of companies that deal in real estate or interests therein, including real estate investment trusts);

(4) Deal in commodities or commodity contracts, except in the manner described in the current Prospectus and SAI of the Fund;

(5) Make loans to other persons (but the Fund may, however, lend portfolio securities, up to 33 1/3% of net assets at the time the loan is made, to brokers or dealers or other financial institutions not affiliated with the Fund or ING, subject to conditions established by ING) (See "Lending Portfolio Securities" in this SAI), and may purchase or hold participations in loans, in accordance with the investment objectives and policies of the Fund, as described in the current Prospectus and SAI of the Fund;

(6)   Invest more than 25% of its assets in any one industry;

(7) With respect to 75% of the Fund's assets, purchase a security (other than U.S. government obligations) if, as a result, more than 5% of the value of total assets of the Fund would be invested in securities of a single issuer; or

(8) Purchase a security if, as a result, more than 10% of any class of securities, or more than 10% of the outstanding voting securities of an issuer, would be held by the Fund.

      The Funds are also subject to the following restrictions and policies that are not fundamental and may, therefore, be changed by the Board of Trustees (without shareholder approval). Unless otherwise indicated, a Fund may not:

(1) Purchase securities of other investment companies, except in connection with a merger, consolidation or sale of assets, and except that the Fund may purchase shares of other investment companies, subject to such restrictions as may be imposed by the 1940 Act, rules thereunder or any order pursuant thereto or by any state in which shares of the Fund are registered;

(2)   Invest more than 15% of its net assets in illiquid securities; or

(3) Borrow any amount in excess of 33 1/3% of the Fund's assets, other than for temporary emergency or administrative purposes.

      As a fundamental policy, this Fund may borrow money from banks to the extent permitted under the 1940 Act. As an operating (non-fundamental) policy, this Fund does not intend to borrow any amount in excess of 10% of its assets, and would do so only for temporary emergency or administrative purposes. In addition, to avoid the potential leveraging of assets, this Fund will not make additional investments when its borrowings, including those investment techniques which are regarded as a form of borrowing, are in excess of 5% of total assets. If this Fund should determine to expand its ability to borrow beyond the current operating policy, the Fund's Prospectus would be amended and shareholders would be notified.

      In addition to the above noted investment policies, Research Enhanced Index Fund's Sub-Adviser intends to manage the Fund so that it closely approximates Index.

INVESTMENT   RESTRICTIONS   --   SMALLCAP   OPPORTUNITIES   FUND  AND   GROWTH
OPPORTUNITIES FUNDS

      The Funds have adopted the following investment restrictions as fundamental policies that cannot be changed without approval by holders of a majority (as defined in the 1940 Act) of such Fund's outstanding voting shares. The Funds may not:

      (1) Borrow money, except from a bank and as a temporary measure for extraordinary or emergency purposes, provided the Fund maintains asset coverage of 300% for all borrowings;

      (2) Purchase securities of any one issuer (except U.S. government securities) if, as a result, more than 5% of the Fund's total assets would be invested in that issuer, or the Fund would own or hold more than 10% of the outstanding voting securities of the issuer; provided, however, that up to 25% of the Fund's total assets may be invested without regard to these limitations;

      (3) Underwrite the securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter;

      (4) Concentrate its assets in the securities of issuers all of which conduct their principal business activities in the same industry (this restriction does not apply to obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities);

      (5) Make any investment in real estate, commodities or commodities contracts, except that these Funds may: (a) purchase or sell readily marketable securities that are secured by interest in real estate or issued by companies that deal in real estate, including real estate investment and mortgage investment trusts; and (b) engage in financial futures contracts and related options, as described herein and in the Fund's Prospectus;

      (6) Make loans, except that each of these Funds may: (a) invest in repurchase agreements, and (b) loan its portfolio securities in amounts up to one-third of the market or other fair value of its total assets;

      (7) Issue senior securities, except as appropriate to evidence indebtedness that it is permitted to incur, provided that the deposit or payment by the Fund of initial or maintenance margin in connection with futures contracts and related options is not considered the issuance of senior securities;

      (8) Borrow money in excess of 5% of its total assets (taken at market value);

      (9) Pledge, mortgage or hypothecate in excess of 5% of its total assets (the deposit or payment by a Fund of initial or maintenance margin in connection with futures contracts and related options is not considered a pledge or hypothecation of assets);

      (10) Purchase more than 10% of the voting securities of any one issuer, except U.S. government securities;

      (11) Invest more than 15% of its net assets in illiquid securities, including repurchase agreements maturing in more than 7 days, that cannot be disposed of within the normal course of business at approximately the amount at which the Fund has valued the securities, excluding restricted securities that have been determined by the Trustees of the Fund (or the persons designated by them to make such determinations) to be readily marketable; or

      (12) Purchase securities of any issuer with a record of less than 3 years of continuous operations, including predecessors, except U.S. government securities and obligations issued or guaranteed by any foreign government or its agencies or instrumentalities, if such purchase would cause the investments of a Fund in all such issuers to exceed 5% of the total assets of the Fund taken at market value.

      The Funds are also subject to the following restrictions and policies that are not fundamental and may, therefore, be changed by the Board of Trustees (without shareholder approval). Unless otherwise indicated, the Funds may not:

      (1) Purchase securities of any investment company, except by purchase in the open market where no commission or profit to a sponsor or dealer results from such purchase, or except when such purchase, though not made in the open market, is part of a plan of merger, consolidation, reorganization or acquisition of assets; or

      (2) Purchase more than 3% of the outstanding voting securities of another investment company, invest more than 5% of its total assets in another investment company, or invest more than 10% of its total assets in other investment companies.

      The SmallCap Opportunities Fund has also adopted a non-fundamental policy as required by Rule 35d-1 under the 1940 Act to invest, under normal circumstances, at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in common stock of smaller, lesser known U.S. companies. The Fund has also adopted a policy to provide its shareholders with at least 60 days' prior notice of any change in such investment policy. If, subsequent to an investment, the 80% requirement is no longer met, the Fund's future investments will be made in a manner that will bring the Fund into compliance with this policy.

INVESTMENT RESTRICTIONS -- MIDCAP VALUE AND SMALLCAP VALUE FUNDS

As a matter of fundamental policy, each Fund:

(1) May not issue any senior security (as defined in the 1940 Act), except that (i) a Fund may enter into commitments to purchase securities in accordance with a Fund's investment program, including reverse repurchase agreements, delayed delivery and when-issued securities, which may be considered the issuance of senior securities; (ii) a Fund may engage in transactions that may result in the issuance of a senior security to the extent permitted under the 1940 Act, including the rules, regulations, interpretations and any orders obtained thereunder; (iii) a Fund may engage in short sales of securities to the extent permitted in its investment program and other restrictions; and (iv) the purchase of sale of futures contracts and related options shall not be considered to involve the issuance of senior securities;

(2)   May not borrow money, except to the extent permitted under the 1940
            Act, including the rules, regulations, interpretations and any orders obtained thereunder;

(3) May not act as an underwriter of securities except to the extent that, in connection with the disposition of securities by a Fund for its portfolio, a Fund may be deemed to be an underwriter under the applicable law;

(4) May not "concentrate" its investments in a particular industry, as that term is used in the 1940 Act and as interpreted, modified, or otherwise permitted by any regulatory authority having jurisdiction from time to time. This limitation will not apply to a Fund's investments in: (i) securities of other investment companies; (ii) securities issued or guaranteed as to principal and/or interest by the U.S. Government, its agencies or instrumentalities; or (iii) repurchase agreements (collaterized by securities issued by the U.S. Government, its agencies or instrumentalities);

(5) May not purchase or sell real estate, except that a Fund may (i) acquire or lease office space for its own use, (ii) invest in securities of issuers that invest in real estate or interests therein, (iii) invest in mortgage-related securities and other securities that are secured by real estate or interests therein, or (iv) hold and sell real estate acquired by the Fund as a result of the ownership of securities;

(6) May not purchase physical commodities or contracts relating to physical commodities;

(7) May not make loans, except to the extent permitted under the 1940 Act, including the rules, regulations, interpretations and any orders obtained thereunder. For the purposes of this limitation, entering into repurchase agreements, lending securities and acquiring debt securities are not deemed to be making of loans; and

(8)   Shall be a "diversified company" as that term is defined in the 1940 Act.

      There will be no violation of any investment policy or restriction if that restriction is complied with at the time of purchase, notwithstanding a later change in the market value of an investment, in net or total assets, in the securities rating of the investment, or any other change.

      The MidCap Value Fund has also adopted a non-fundamental policy as required by Rule 35d-1 under the 1940 Act to invest, under normal circumstances, at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of U.S. issuers with equity market capitalizations greater than $1 billion but no greater than $5 billion at the time of purchase. The Fund has also adopted a policy to provide its shareholders with at least 60 days' prior notice of any change in such investment policy. If, subsequent to an investment, the 80% requirement is no longer met, the Fund's future investments will be made in a manner that will bring the Fund into compliance with this policy.

      The SmallCap Value Fund has also adopted a non-fundamental policy as required by Rule 35d-1 under the 1940 Act to invest, under normal circumstances, at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of U.S. issuers with equity market capitalizations of $1.5 billion or less at the time of purchase. The Fund has also adopted a policy to provide its shareholders with at least 60 days' prior notice of any change in such investment policy. If, subsequent to an investment, the 80% requirement is no longer met, the Fund's future investments will be made in a manner that will bring the Fund into compliance with this policy.

                             PORTFOLIO TRANSACTIONS

      Each Investment Management Agreement and Portfolio Management Agreement or Sub-Advisory Agreement authorizes the Investment Adviser or a Sub-Adviser to select the brokers or dealers that will execute the purchase and sale of investment securities for their respective Fund. In all purchases and sales of securities for the portfolio of a Fund, the primary consideration is to obtain the most favorable price and execution available. Pursuant to the Investment Management Agreements and Portfolio Management Agreements or Sub-Advisory Agreements, the Investment Adviser or a Sub-Adviser determines, subject to the instructions of and review by the Board of Directors/Trustees of a Fund, which securities are to be purchased and sold by a Fund and which brokers are to be eligible to execute portfolio transactions of a Fund. Purchases and sales of securities in the over-the-counter market will generally be executed directly with a "market-maker," unless in the opinion of the Investment Adviser or a Sub-Adviser, a better price and execution can otherwise be obtained by using a broker for the transaction.

      In placing portfolio transactions, the Investment Adviser or a Sub-Adviser will use its best efforts to choose a broker capable of providing the brokerage services necessary to obtain the most favorable price and execution available. The full range and quality of brokerage services available will be considered in making these determinations, such as the size of the order, the difficulty of execution, the operational facilities of the firm involved, the firm's risk in positioning a block of securities, and other factors. With respect to Financial Services Fund, such other factors would include the firm's ability to engage in transactions in shares of banks, thrifts and other issuers involved in the financial services industry that are not listed on an organized stock exchange. The Investment Adviser or Sub-Adviser will seek to obtain the best commission rate available from brokers that are believed to be capable of providing efficient execution and handling of the orders. In those instances where it is reasonably determined that more than one broker can offer the brokerage services needed to obtain the most favorable price and execution available, consideration may be given to those brokers that supply research and statistical information to a Fund, the Investment Adviser, and/or the Sub-Adviser, and provide other services in addition to execution services. The Investment Adviser or Sub-Adviser considers such information, which is in addition to and not in lieu of the services required to be performed by the Investment Adviser or Sub-Adviser to be useful in varying degrees, but of indeterminable value. As permitted by Section 28(e) of the 1934 Act, the Investment Adviser or Sub-Adviser may cause a Fund to pay a broker-dealer which provides "brokerage and research services" (as defined in the 1934 Act) to the Investment Adviser or Sub-Adviser an amount of disclosed commissions for effecting a securities transaction for a Fund in excess of the commission which another broker-dealer would have charged for effecting the transaction.

      Consistent with this policy, portfolio transactions may be executed by brokers affiliated with the ING Group or the Investment Adviser or Sub-Advisers, so long as the commission paid to the affiliated broker is reasonable and fair compared to the commission that would be charged by an unaffiliated broker in a comparable transaction. The placement of portfolio brokerage with broker-dealers who have sold shares of a Fund is subject to rules adopted by the National Association of Securities Dealers, Inc. ("NASD"). Provided the Fund's officers are satisfied that the Fund is receiving the most favorable price and execution available, the Fund may also consider the sale of the Fund's shares as a factor in the selection of broker-dealers to execute its portfolio transactions.

      While it will continue to be the ING Funds' general policy to seek first to obtain the most favorable price and execution available, in selecting a broker to execute portfolio transactions for a Fund, a Fund may also give weight to the ability of a broker to furnish brokerage and research services to a Fund, the Investment Adviser or the Sub-Adviser, even if the specific services were not imputed to a Fund and were useful to the Investment Adviser and/or Sub-Adviser in advising other clients. The advisory fees paid by a Fund is not reduced because the Adviser or Sub-Adviser receives such services. In negotiating commissions with a broker, a Fund may therefore pay a higher commission than would be the case if no weight were given to the furnishing of these supplemental services, provided that the amount of such commission has been determined in good faith by the Investment Adviser or Sub-Adviser to be reasonable in relation to the value of the brokerage and research services provided by such broker.

      Purchases of securities for a Fund also may be made directly from issuers or from underwriters. Where possible, purchase and sale transactions will be effected through dealers which specialize in the types of securities which the Fund will be holding, unless better executions are available elsewhere. Dealers and underwriters usually act as principals for their own account. Purchases from underwriters will include a concession paid by the issuer to the underwriter and purchases from dealers will include the spread between the bid and the asked price. If the execution and price offered by more than one dealer or underwriter are comparable, the order may be allocated to a dealer or underwriter which has provided such research or other services as mentioned above.

      Some securities considered for investment by a Fund may also be appropriate for other clients served by that Fund's Investment Adviser or Sub-Adviser. If the purchase or sale of securities consistent with the investment policies of a Fund and one or more of these other clients serviced by the Investment Adviser or Sub-Adviser is considered at or about the same time, transactions in such securities will be allocated among the Fund and the Investment Adviser's or Sub-Adviser's other clients in a manner deemed fair and reasonable by the Investment Adviser or Sub-Adviser. Although there is no specified formula for allocating such transactions, the various allocation methods used by the Investment Adviser or Sub-Adviser, and the results of such allocations, are subject to periodic review by the Board of Directors/Trustees. To the extent any of the ING Funds seek to acquire the same security at the same time, one or more of the Funds may not be able to acquire as large a portion of such security as it desires, or it may have to pay a higher price for such security. Insofar as a specific Fund is concerned, this system could have a detrimental effect on the price or value of the security.

      Purchases and sales of fixed income securities will usually be principal transactions. Such securities often will be purchased or sold from or to dealers serving as market makers for the securities at a net price. Each Fund may also purchase such securities in underwritten offerings and will, on occasion, purchase securities directly from the issuer. Generally, fixed income securities are traded on a net basis and do not involve brokerage commissions. The cost of executing fixed income securities transactions consists primarily of dealer spreads and underwriting commissions.

      In purchasing and selling fixed income securities, it is the policy of each Fund to obtain the best results, while taking into account the dealer's general execution and operational facilities, the type of transaction involved and other factors, such as the dealer's risk in positioning the securities involved. While the Investment Adviser or Sub-Adviser generally seeks reasonably competitive spreads or commissions, the ING Funds will not necessarily pay the lowest spread or commission available.

      Brokerage commissions paid by each Fund for previous fiscal years/periods are as follows:

--------------------------------------------------------------------------------
                                         May 31              June 30
                                         ------              -------
                                        2001(1)         2000         1999(2)
                                        -------         ----         -------

Convertible Fund(3)                     $74,457       $134,086       $15,340

Equity and Income Fund(4)               $99,792       $102,510       $38,023

Financial Services Fund                 $586,016      $359,317      $584,160

LargeCap Growth Fund(4)                $2,929,479    $1,017,307      $58,467

MagnaCap Fund                           $956,037      $301,665      $300,524

MidCap Growth Fund(4)                  $1,907,930     $677,532      $344,683

SmallCap Growth Fund(4)                 $857,577      $545,288      $156,586

-----------------------

(1) For the eleven-month period from July 1, 2000 through May 31, 2001.

(2) For the three-month period from April 1, 1999 through June 30, 1999.

(3) The decrease in brokerage commissions paid by the Fund during the most recent fiscal year in comparison to the two preceding fiscal years is due to the decrease in the sale of shares held by the Funds.

(4) The increase in brokerage commissions paid by the Fund during the most recent fiscal year in comparison to the two preceding fiscal years is due to the substantial increase in the sale of shares held by the Funds.

--------------------------------------------------------------------------------
                                          May 31             October 31
                                          ------             ----------
                                          2001(1)        2000         1999
                                          -------        ----         ----

Growth + Value Fund                      $737,205    $731,028(2)    $374,786

Research Enhanced Index Fund(3)           $93,805      $165,557     $103,616

Tax Efficient Equity Fund(4)              $15,297      $32,736       $53,629

Internet Fund(5)                          $30,291      $29,897       $3,208

--------------

(1) For the seven-month period from November 1, 2000 through May 31, 2001.

(2) The increase in brokerage commissions paid by the Fund during the fiscal year ended October 31, 2002 is due to the substantial increase in the sale of shares held by the fiscal year.

(3) Research Enhanced Index Fund commenced operations on December 30, 1998.

(4) Tax Efficient Equity Fund commenced operations on December 15, 1998.

(5) Internet Fund commenced operations on July 1, 1999.


--------------------------------------------------------------------------------
                                          May 31            December 31
                                          ------            -----------
                                          2001(1)        2000         1999
                                          -------        ----         ----

Biotechnology Fund(2)                       N/A          N/A           N/A

SmallCap Opportunities Fund             $591,077(4)  $1,042,831(3)  $429,651

MidCap Opportunities Fund                $433,856    $393,763(3)    $144,341

Growth Opportunities Fund              $1,764,125(4) $3,193,870(3) $1,091,033

Large Company Value Fund                $322,404(4)    $592,997     $482,487

MidCap Value Fund(2)                        N/A          N/A           N/A

SmallCap Value Fund(2)                      N/A          N/A           N/A

---------------------
(1) For the five month period from January 1, 2001 through May 31, 2001.

(2) As of May 31, 2001, the Biotechnology Fund, MidCap Value Fund and SmallCap Value Fund had not commenced operations.

(3) The increase in brokerage commissions paid by the Fund during the fiscal year ended December 31, 2000 is due to the substantial increase in the sale of shares held by the Funds.

(4) The decrease in brokerage commissions paid by the Fund during the most recent fiscal year in comparison to the two preceding fiscal years is due to the decrease in the sale of shares held by the Funds.

      Of the total commissions, $854,951 paid during the fiscal year ended May 31, 2001, was paid to firms which provided research, statistical or other services to the Investment Adviser. The Investment Adviser has not separately identified a portion of such commissions as applicable to the provision of such research, statistical or otherwise.

      During the fiscal year ended May 31, 2001, the following Funds paid affiliated persons of the Fund brokerage commissions as follows:

MidCap Growth Fund

--------------------------------------------------------------------------------------------
Affiliated       Affiliated  Total Fund        % of       Affiliated   Fund Total     % of
Broker           Principal   Principal       Principal   Commission   Commission  Commission
--------------------------------------------------------------------------------------------

ING Barings LLC  $1,541,045  $1,092,319,230  0.14%       $3,756       $1,907,930    0.20%
--------------------------------------------------------------------------------------------


SmallCap Growth Fund

--------------------------------------------------------------------------------------------
Affiliated       Affiliated  Total Fund        % of       Affiliated   Fund Total     % of
Broker           Principal   Principal       Principal   Commission   Commission  Commission
--------------------------------------------------------------------------------------------
ING Barings LLC  $2,768,573  $405,644,351      0.68%     $4,806        $857,577      0.56%
--------------------------------------------------------------------------------------------

      During the year ended May 31, 2001, the following Funds (or their predecessor master funds) acquired securities of their regular brokers or dealers (as defined in Rule 10b-1 under the 1940 Act) or their parents:


Fund                        Security Description          Market Value
----                        --------------------          ------------

Biotechnology Fund                                     None

Convertible Fund
         Merrill Lynch & Co.                           $     1,042,500

Equity and Income Fund
         J. P. Morgan Chase & Co.                      $     2,462,415

Financial Services Fund
         JP Morgan Chase & Co.                         $     7,618,250
         Lehman Brothers Holdings, Inc.                $    11,099,550
         Merrill Lynch & Co.                           $    10,395,200

Growth + Value Fund                                          None
Growth Opportunities Fund
         Instinet Group, Inc.                          $     5,560,812

Internet Fund                                                None

Large Company Value Fund
         Instinet Group, Inc.                          $     2,425,704
         The Bear Stearns Co., Inc.                    $     4,440,395
         J.D. Edwards & Co.                            $     3,371,760

LargeCap Growth Fund
         Goldman Sachs Group, Inc.                     $     12,572,220
         Instinet Group, Inc.                          $     5,385,368
         Morgan Stanley Dean Witter & Co.              $     3,371,760

MagnaCap Fund
         J.P. Morgan Chase & Co.                       $    10,417,343

MidCap Growth Fund
         Instinet Group, Inc.                          $     3,684,324

MidCap Opportunities Fund
         Instinet Group, Inc.                          $     1,319,644

MidCap Value Fund                                            None

Researched Enhanced Index Fund
         AG Edwards, Inc.                              $        93,544
         The Bear Stearns Cos., Inc.                   $        43,480
         Goldman Sachs Group, Inc.                     $       599,130
         Merrill Lynch & Co.                           $       246,886
         Morgan Stanley Dean Witter & Co.              $       780,120
         Charles Schwab Corp.                          $       584,680
         E*Trade Group, Inc.                           $       121,500
         TD Waterhouse Group, Inc.                     $       217,221

SmallCap Growth Fund                                         None

SmallCap Opportunities Fund                                  None

SmallCap Value Fund                                          None

Tax Efficient Equity Fund
         J.P. Morgan Chase & Co.                       $       663,525
         Merrill Lynch & Co.                           $       428,802

Equity and Income Fund
         J. P. Morgan Chase & Co.                      $     2,462,415

Convertible Fund
         Merrill Lynch & Co.                           $     1,042,500

Biotechnology Fund                                           None

MidCapValue Fund                                             None

SmallCapValue Fund                                           None


                ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

      A complete description of the manner in which shares may be purchased, redeemed or exchanged appears in the Prospectus under "Shareholder Guide." Shares of the ING Funds are offered at the net asset value next computed following receipt of the order by the dealer (and/or the Distributor) or by the Company's transfer agent, DST Systems, Inc. ("Transfer Agent"), plus, for Class A and Class M shares, a varying sales charge depending upon the class of shares purchased and the amount of money invested, as set forth in the Prospectus. Shares subject to a CDSC will continue to age from the date that the original shares were purchased.

      Certain investors may purchase shares of the Funds with liquid assets with a value which is readily ascertainable by reference to a domestic exchange price and which would be eligible for purchase by a Fund consistent with the Fund's investment policies and restrictions. These transactions will only be effected if the Investment Adviser or Sub-Adviser intends to retain the security in the Fund as an investment. Assets so purchased by a Fund will be valued in generally the same manner as they would be valued for purposes of pricing the Fund's shares, if such assets were included in the Fund's assets at the time of purchase. Each Company reserves the right to amend or terminate this practice at any time.

Special Purchases at Net Asset Value

      Class A or Class M shares of the Funds may be purchased at net asset value, without a sales charge, by persons who have redeemed their Class A or Class M shares of a Fund (or shares of other funds managed by the Investment Adviser in accordance with the terms of such privileges established for such funds) within the previous ninety (90) days. The amount that may be so reinvested in the Fund is limited to an amount up to, but not exceeding, the redemption proceeds (or to the nearest full share if fractional shares are not purchased). In order to exercise this privilege, a written order for the purchase of shares must be received by the Transfer Agent, or be postmarked, within ninety (90) days after the date of redemption. This privilege may only be used once per calendar year. Payment must accompany the request and the purchase will be made at the then current net asset value of the Fund. Such purchases may also be handled by a securities dealer who may charge a shareholder for this service. If the shareholder has realized a gain on the redemption, the transaction is taxable and any reinvestment will not alter any applicable Federal capital gains tax. If there has been a loss on the redemption and a subsequent reinvestment pursuant to this privilege, some or all of the loss may not be allowed as a tax deduction depending upon the amount reinvested, although such disallowance is added to the tax basis of the shares acquired upon the reinvestment.

      Class A shares of the Funds may also be purchased at net asset value by any person who can document that Fund shares were purchased with proceeds from the redemption (within the previous ninety (90) days) of shares from any unaffiliated mutual fund on which a sales charge was paid or which were subject at any time to a CDSC, and the Distributor has determined in its discretion that the unaffiliated fund invests primarily in the same types of securities as the ING Fund purchased.

      Additionally, Class A or Class M shares of the Funds may also be purchased at net asset value by any charitable organization or any state, county, or city, or any instrumentality, department, authority or agency thereof that has determined that a Fund is a legally permissible investment and that is prohibited by applicable investment law from paying a sales charge or commission in connection with the purchase of shares of any registered management investment company ("an eligible governmental authority"). If an investment by an eligible governmental authority at net asset value is made though a dealer who has executed a selling group agreement with respect to the Company (or the other open-end ING Funds) the Distributor may pay the selling firm 0.25% of the Offering Price.

      Shareholders of Pilgrim General Money Market shares who acquired their shares by using all or a portion of the proceeds from the redemption of Class A or Class M shares of other open-end ING Funds distributed by the Distributor may reinvest such amount plus any shares acquired through dividend reinvestment in Class A or Class M shares of a Fund at its current net asset value, without a sales charge.

      The officers, directors/trustees and bona fide full-time employees of each Company and the officers, directors and full-time employees of the Investment Adviser, any Sub-Adviser, the Distributor, any service provider to a Fund or affiliated corporations thereof or any trust, pension, profit-sharing or other benefit plan for such persons, broker-dealers, for their own accounts or for members of their families (defined as current spouse, children, parents, grandparents, uncles, aunts, siblings, nephews, nieces, step-relations, relations at-law, and cousins) employees of such broker-dealers (including their immediate families) and discretionary advisory accounts of the Investment Adviser or any Sub-Adviser, may purchase Class A or Class M shares of a Fund at net asset value without a sales charge. Such purchaser may be required to sign a letter stating that the purchase is for his own investment purposes only and that the securities will not be resold except to the Fund. Each Company may, under certain circumstances, allow registered investment advisers to make investments on behalf of their clients at net asset value without any commission or concession.

      Class A or M shares may also be purchased at net asset value by certain fee based registered investment advisers, trust companies and bank trust departments under certain circumstances making investments on behalf of their clients and by shareholders who have authorized the automatic transfer of dividends from the same class of another open-end fund managed by the Investment Adviser.

      Class A or Class M shares may also be purchased without a sales charge by
(i) shareholders who have authorized the automatic transfer of dividends from the same class of another ING Fund distributed by the Distributor or from ING Prime Rate Trust; (ii) registered investment advisors, trust companies and bank trust departments investing in Class A shares on their own behalf or on behalf of their clients, provided that the aggregate amount invested in any one or more Funds, during the 13 month period starting with the first investment, equals at least $1 million; (iii) broker-dealers, who have signed selling group agreements with the Distributor, and registered representatives and employees of such broker-dealers, for their own accounts or for members of their families (defined as current spouse, children, parents, grandparents, uncles, aunts, siblings, nephews, nieces, step relations, relations-at-law and cousins); (iv) broker-dealers using third party administrators for qualified retirement plans who have entered into an agreement with the ING Funds or an affiliate, subject to certain operational and minimum size requirements specified from time-to-time by the ING Funds; (v) accounts as to which a banker or broker-dealer charges an account management fee ("wrap accounts"); and (vi) any registered investment company for which the Investment Adviser serves as adviser.

      Shares of MagnaCap Fund are acquired at net asset value by State Street Bank & Trust, Kansas City, Missouri, as Custodian for ING Investment Plans, a unit investment trust for the accumulation of shares of the Fund. As of June 30, 1999, less than 2% of the Fund's then total outstanding shares were held by said Custodian for the account of such plan holders.

      The Funds may terminate or amend the terms of these sales charge waivers at any time.

Letters of Intent and Rights of Accumulation

      An investor may immediately qualify for a reduced sales charge on a purchase of Class A or Class M shares of any of the Funds which offers Class A shares, Class M shares or shares with front-end sales charges, by completing the Letter of Intent section of the Shareholder Application in the Prospectus (the "Letter of Intent" or "Letter"). By completing the Letter, the investor expresses an intention to invest during the next 13 months a specified amount which if made at one time would qualify for the reduced sales charge. At any time within ninety (90) days after the first investment which the investor wants to qualify for the reduced sales charge, a signed Shareholder Application, with the Letter of Intent section completed, may be filed with the Fund. After the Letter of Intent is filed, each additional investment made will be entitled to the sales charge applicable to the level of investment indicated on the Letter of Intent as described above. Sales charge reductions based upon purchases in more than one investment in the ING Funds will be effective only after notification to the Distributor that the investment qualifies for a discount. The shareholder's holdings in the Investment Adviser's funds acquired within ninety (90) days before the Letter of Intent is filed will be counted towards completion of the Letter of Intent but will not be entitled to a retroactive downward adjustment of sales charge until the Letter of Intent is fulfilled. Any redemptions made by the shareholder during the 13-month period will be subtracted from the amount of the purchases for purposes of determining whether the terms of the Letter of Intent have been completed. If the Letter of Intent is not completed within the 13-month period, there will be an upward adjustment of the sales charge as specified below, depending upon the amount actually purchased (less redemption) during the period.

      An investor acknowledges and agrees to the following provisions by completing the Letter of Intent section of the Shareholder Application in the Prospectus. A minimum initial investment equal to 25% of the intended total investment is required. An amount equal to the maximum sales charge or 5.75% of the total intended purchase will be held in escrow at ING Funds, in the form of shares, in the investor's name to assure that the full applicable sales charge will be paid if the intended purchase is not completed. The shares in escrow will be included in the total shares owned as reflected on the monthly statement; income and capital gain distributions on the escrow shares will be paid directly by the investor. The escrow shares will not be available for redemption by the investor until the Letter of Intent has been completed, or the higher sales charge paid. If the total purchases, less redemptions, equal the amount specified under the Letter, the shares in escrow will be released. If the total purchases, less redemptions, exceed the amount specified under the Letter and is an amount which would qualify for a further quantity discount, a retroactive price adjustment will be made by the Distributor and the dealer with whom purchases were made pursuant to the Letter of Intent (to reflect such further quantity discount) on purchases made within ninety (90) days before, and on those made after filing the Letter. The resulting difference in offering price will be applied to the purchase of additional shares at the applicable offering price. If the total purchases, less redemptions, are less than the amount specified under the Letter, the investor will remit to the Distributor an amount equal to the difference in dollar amount of sales charge actually paid and the amount of sales charge which would have applied to the aggregate purchases if the total of such purchases had been made at a single account in the name of the investor or to the investor's order. If within ten (10) days after written request such difference in sales charge is not paid, the redemption of an appropriate number of shares in escrow to realize such difference will be made. If the proceeds from a total redemption are inadequate, the investor will be liable to the Distributor for the difference. In the event of a total redemption of the account prior to fulfillment of the Letter of Intent, the additional sales charge due will be deducted from the proceeds of the redemption and the balance will be forwarded to the Investor. By completing the Letter of Intent section of the Shareholder Application, an investor grants to the Distributor a security interest in the shares in escrow and agrees to irrevocably appoint the Distributor as his attorney-in-fact with full power of substitution to surrender for redemption any or all shares for the purpose of paying any additional sales charge due and authorizes the Transfer Agent or Sub-Transfer Agent to receive and redeem shares and pay the proceeds as directed by the Distributor. The investor or the securities dealer must inform the Transfer Agent or the Distributor that this Letter is in effect each time a purchase is made.
      If at any time prior to or after completion of the Letter of Intent the investor wishes to cancel the Letter of Intent, the investor must notify the Distributor in writing. If, prior to the completion of the Letter of Intent, the investor requests the Distributor to liquidate all shares held by the investor, the Letter of Intent will be terminated automatically. Under either of these situations, the total purchased may be less than the amount specified in the Letter of Intent. If so, the Distributor will redeem at NAV to remit to the Distributor and the appropriate authorized dealer an amount equal to the difference between the dollar amount of the sales charge actually paid and the amount of the sales charge that would have been paid on the total purchases if made at one time.

      The value of shares of the Fund plus shares of the other open-end funds distributed by the Distributor can be combined with a current purchase to determine the reduced sales charge and applicable offering price of the current purchase. The reduced sales charge applies to quantity purchases made at one time or on a cumulative basis over any period of time by (i) an investor, (ii) the investor's spouse and children under the age of majority, (iii) the investor's custodian accounts for the benefit of a child under the Uniform gift to Minors Act, (iv) a trustee or other fiduciary of a single trust estate or a single fiduciary account (including a pension, profit-sharing and/or other employee benefit plans qualified under Section 401 of the Code), by trust companies' registered investment advisors, banks and bank trust departments for accounts over which they exercise exclusive investment discretionary authority and which are held in a fiduciary, agency, advisory, custodial or similar capacity.

      The reduced sales charge also applies on a non-cumulative basis, to purchases made at one time by the customers of a single dealer, in excess of $1 million. The Letter of Intent option may be modified or discontinued at any time.

      Shares of the Fund and other open-end ING Funds purchased and owned of record or beneficially by a corporation, including employees of a single employer (or affiliates thereof), including shares held by its employees under one or more retirement plans, can be combined with a current purchase to determine the reduced sales charge and applicable offering price of the current purchase, provided such transactions are not prohibited by one or more provisions of the Employee Retirement Income Security Act or the Internal Revenue Code. Individuals and employees should consult with their tax advisors concerning the tax rules applicable to retirement plans before investing.

      For the purposes of Rights of Accumulation and the Letter of Intent Privilege, shares held by investors in the ING Funds which impose a CDSC may be combined with Class A or Class M Shares for a reduced sales charge but will not affect any CDSC which may be imposed upon the redemption of shares of a Fund which imposes a CDSC.

Redemptions

      Payment to shareholders for shares redeemed will be made within seven days after receipt by the Fund's Transfer Agent of the written request in proper form, except that a Fund may suspend the right of redemption or postpone the date of payment during any period when (a) trading on the New York Stock Exchange is restricted as determined by the SEC or such exchange is closed for other than weekends and holidays; (b) an emergency exists as determined by the SEC making disposal of portfolio series or valuation of net assets of a Fund not reasonably practicable; or (c) for such other period as the SEC may permit for the protection of a Fund's shareholders. At various times, a Fund may be requested to redeem shares for which it has not yet received good payment. Accordingly, the Fund may delay the mailing of a redemption check until such time as it has assured itself that good payment has been collected for the purchase of such shares, which may take up to 15 days or longer.

      Each Fund intends to pay in cash for all shares redeemed, but under abnormal conditions that make payment in cash unwise, a Fund may make payment wholly or partly in securities at their then current market value equal to the redemption price. In such case, an investor may incur brokerage costs in converting such securities to cash. However, each Company has elected to be governed by the provisions of Rule 18f-1 under the 1940 Act, which contain a formula for determining the minimum amount of cash to be paid as part of any redemption. In the event a Fund must liquidate portfolio securities to meet redemptions, it reserves the right to reduce the redemption price by an amount equivalent to the pro-rated cost of such liquidation not to exceed one percent of the net asset value of such shares.

      Due to the relatively high cost of handling small investments, each Company reserves the right, upon 30 days written notice, to redeem, at net asset value (less any applicable deferred sales charge), the shares of any shareholder whose account has a value of less than $1,000 in the Fund, other than as a result of a decline in the net asset value per share. Before the Fund redeems such shares and sends the proceeds to the shareholder, it will notify the shareholder that the value of the shares in the account is less than the minimum amount and will allow the shareholder thirty (30) days to make an additional investment in an amount that will increase the value of the account to at least $1,000 before the redemption is processed. This policy will not be implemented where a Fund has previously waived the minimum investment requirements.

      The value of shares on redemption or repurchase may be more or less than the investor's cost, depending upon the market value of the portfolio securities at the time of redemption or repurchase.

      Certain purchases of Class A shares and most Class B and Class C shares may be subject to a CDSC. Shareholders will be charged a CDSC if certain of those shares are redeemed within the applicable time period as stated in the prospectus. No CDSC is imposed on any shares subject to a CDSC to the extent that those shares (i) are no longer subject to the applicable holding period,
(ii) resulted from reinvestment of distributions on CDSC shares, or (iii) were exchanged for shares of another fund managed by the Investment Adviser, provided that the shares acquired in such exchange and subsequent exchanges will continue to remain subject to the CDSC, if applicable, until the applicable holding period expires.

      The CDSC or redemption fee will be waived for certain redemptions of shares upon (i) the death or permanent disability of a shareholder, or (ii) in connection with mandatory distributions from an Individual Retirement Account ("IRA") or other qualified retirement plan. The CDSC or redemption fee will be waived in the case of a redemption of shares following the death or permanent disability of a shareholder if the redemption is made within one year of death or initial determination of permanent disability. The waiver is available for total or partial redemptions of shares owned by an individual or an individual in joint tenancy (with rights of survivorship), but only for redemptions of shares held at the time of death or initial determination of permanent disability. The CDSC or redemption fee will also be waived in the case of a total or partial redemption of shares in connection with any mandatory distribution from a tax-deferred retirement plan or an IRA. The waiver does not apply in the case of a tax-free rollover or transfer of assets, other than one following a separation from services, except that a CDSC or redemption fee may be waived in certain circumstances involving redemptions in connection with a distribution from a qualified employer retirement plan in connection with termination of employment or termination of the employer's plan and the transfer to another employer's plan or to an IRA. The shareholder must notify the Fund either directly or through the Distributor at the time of redemption that the shareholder is entitled to a waiver of CDSC or redemption fee. The waiver will then be granted subject to confirmation of the shareholder's entitlement. The CDSC or redemption fee, which may be imposed on Class A shares purchased in excess of $1 million, will also be waived for registered investment advisors, trust companies and bank trust departments investing on their own behalf or on behalf of their clients. These waivers may be changed at any time.

Reinstatement Privilege

      If you sell Class B, Class C or Class T shares of a ING Fund, you may reinvest some or all of the proceeds in the same share class within ninety (90) days without a sales charge. Reinstated Class B, Class C and Class T shares will retain their original cost and purchase date for purposes of the CDSC. The amount of any CDSC also will be reinstated. To exercise this privilege, the written order for the purchase of shares must be received by the Transfer Agent or be postmarked within ninety (90) days after the date of redemption. This privilege can be used only once per calendar year. If a loss is incurred on the redemption and the reinstatement privilege is used, some or all of the loss may not be allowed as a tax deduction.

Conversion of Class B Shares

      A shareholder's Class B shares will automatically convert to Class A shares of the Fund on the first business day of the month in which the eighth anniversary of the issuance of the Class B shares occurs, together with a pro rata portion of all Class B shares representing dividends and other distributions paid in additional Class B shares, except that Class B shares acquired initially through Funds that were part of the Nicholas-Applegate Mutual Funds at the time of purchase will convert after seven years from the date of original purchase. The conversion of Class B shares into Class A shares is subject to the continuing availability of an opinion of counsel or an Internal Revenue Service ("IRS") ruling, if the Investment Adviser deems it advisable to obtain such advice, to the effect that (1) such conversion will not constitute taxable events for federal tax purposes; and (2) the payment of different dividends on Class A and Class B shares does not result in the Fund's dividends or distributions constituting "preferential dividends" under the Internal Revenue Code of 1986. The Class B shares so converted will no longer be subject to the higher expenses borne by Class B shares. The conversion will be effected at the relative net asset values per share of the two classes.

    CDSC Schedule For Shares of Equity Trust, SmallCap Opportunities Fund,
       Growth Opportunities Fund, and Mayflower Trust Purchased Before
                                November 1, 1999

      Effective November 1, 1999, the Funds listed above adopted a new CDSC schedule, as set forth in the prospectus. Class B shares of those Funds purchased before November 1, 1999 are subject to the following contingent sales deferred change schedule:

      -------------------------------------------
         Years After You         CDSC As A
        Bought The Shares        Percentage
                               of Amount Redeemed
      -------------------------------------------

            1st Year               5.00%
            2nd Year               4.00%
            3rd Year               3.00%
            4th Year               2.00%
            5th Year               2.00%
          After 5 Years             ---
      -------------------------------------------

      Prior to November 6, 2000, the contingent deferred sales charge on purchases of Class A shares of the Funds that comprise ING Funds Trust in excess of $1 million was different than the contingent deferred sales charge on similar purchases of the other ING Funds. Shareholders of the Funds that comprise ING Funds Trust that purchased Class A shares subject to a contingent deferred sales charge prior to November 6, 2000 will continue to be subject to the contingent deferred sales charge in place when those shares were purchased. The contingent deferred sales charge on such purchases before November 6, 2000 were as follows:

--------------------------------------------------------------
                                                Time Period
                                                During which
                                  CDSC          CDSC Applies
--------------------------------------------------------------

CDSC on Purchases of:       Before 11/06/00     Before 11/06/99
$1,000,000 to $2,499,999    1.00%               12 Months
$2,500,000 to $4,999,999    1.00%               12 Months
$5,000,000 and over         1.00%               12 Months
--------------------------------------------------------------

Dealer Commissions and Other Incentives

      In connection with the sale of shares of the Funds, the Distributor may pay Authorized Dealers of record a sales commission as a percentage of the purchase price. In connection with the sale of Class A and Class M shares, the Distributor will reallow the following amounts to Authorized Dealers of record from the sales charge on such sales:

      --------------------------------------------------------------------
                               Dealers' Reallowance as a Percentage of
                                           Offering Price
      --------------------------------------------------------------------

      Amount of Transaction        Class A                Class M
      ---------------------        -------                -------
        Less than $50,000           5.00%                  3.00%
        $50,000 - $99,999           3.75%                  2.00%
       $100,000 - $249,999          2.75%                  1.00%
       $250,000 - $499,000          2.00%                  1.00%
       $500,000 - $999,999          1.75%                  None
       $1,000,000 and over        See below                None
      --------------------------------------------------------------------

      The Distributor may pay to Authorized Dealers out of its own assets commissions on shares sold in Classes A, B and C, at net asset value, which at the time of investment would have been subject to the imposition of a contingent deferred sales charge ("CDSC") if redeemed. There is no sales charge on purchases of $1,000,000 or more of Class A shares. However, such purchases may be subject to a CDSC, as disclosed in the Prospectus. The Distributor will pay Authorized Dealers of record commissions at the rates shown in the table below for purchases of Class A shares that are subject to a CDSC:

      --------------------------------------------------------------------
                                             Dealer Commission as a
            Amount of Transaction         Percentage of Amount Invested
      --------------------------------------------------------------------

          $1,000,000 to $2,499,000                    1.00%
          $2,500,000 to $4,999,999                    0.50%
             $5,000,000 and over                      0.25%
      --------------------------------------------------------------------

      Also, the Distributor will pay out of its own assets a commission of 1% of the amount invested for purchases of Class A shares of less than $1 million by qualified employer retirement plans with 50 or more participants.

      The Distributor will pay out of its own assets a commission of 4% of the amount invested for purchases of Class B shares subject to a CDSC. For purchases of Class C shares subject to a CDSC, the Distributor may pay out of its own assets a commission of 1% of the amount invested of each Fund.

      The Distributor may, from time to time, at its discretion, allow a selling dealer to retain 100% of a sales charge, and such dealer may therefore be deemed an "underwriter" under the 1933 Act. The Distributor, at its expense, may also provide additional promotional incentives to dealers. The incentives may include payment for travel expenses, including lodging, incurred in connection with trips taken by qualifying registered representatives and members of their families to locations within or outside of the United States, merchandise or other items. For more information on incentives, see "Management of the Funds -- 12b-1 Plans" in this Statement of Additional Information.

                          DETERMINATION OF SHARE PRICE

      As noted in the Prospectus, the net asset value and offering price of each class of each Fund's shares will be determined once daily as of the close of regular trading on the New York Stock Exchange ("NYSE") (normally 4:00 p.m. New York time) during each day on which that Exchange is open for trading. As of the date of this SAI, the NYSE is closed on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

      Portfolio securities listed or traded on a national securities exchange or included in the NASDAQ National Market System will be valued at the last reported sale price on the valuation day. Securities traded on an exchange or NASDAQ for which there has been no sale that day and other securities traded in the over-the-counter market will be valued at the mean between the last reported bid and asked prices on the valuation day. In cases in which securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Directors/Trustees as the primary market. Short-term obligations maturing in less than sixty (60) days from the date of acquisition will generally be valued at amortized cost. This involves valuing a security at cost on the date of acquisition and thereafter assuming a constant accretion of a discount or amortization of a premium to maturity, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price a Fund would receive if it sold the instrument. See "How Net Asset Value is Determined" in the Prospectus. The Long-term debt obligations held in a Fund's portfolio will be valued at the mean between the most recent bid and asked prices as obtained from one or more dealers that make markets in the securities when over-the counter market quotations are readily available.

      Securities and assets for which market quotations are not readily available (including restricted securities which are subject to limitations as to their sale) are valued at their fair values as determined in good faith by or under the supervision of each Fund's Board of Directors/Trustees, in accordance with methods that are specifically authorized by the Board of Directors/Trustees. The valuation procedures applied in any specific instance are likely to vary from case to case. However, consideration is generally given to the financial position of the issuer and other fundamental analytical data relating to the investment and to the nature of the restrictions on disposition of the securities (including any registration expenses that might be borne by the Funds in connection with such disposition). In addition, specific factors also are generally considered, such as the cost of the investment, the market value of any unrestricted securities of the same class (both at the time of purchase and at the time of valuation), the size of the holding, the prices of any recent transactions or offers with respect to such securities and any available analysts' reports regarding the issuer.

      The fair value of other assets is added to the value of all securities positions to arrive at the value of a Fund's total assets. The Fund's liabilities, including accruals for expenses, are deducted from its total assets. Once the total value of the Fund's net assets is so determined, that value is then divided by the total number of shares outstanding (excluding treasury shares), and the result, rounded to the nearest cent, is the net asset value per share.

      Options on currencies purchased by the ING Funds are valued at their last bid price in the case of listed options or at the average of the last bid prices obtained from dealers in the case of OTC options. The value of each security denominated in a currency other than U.S. dollars will be translated into U.S. dollars at the prevailing market rate as determined by the Investment Adviser on that day.

      The value of the foreign securities traded on exchanges outside the United States is based upon the price on the exchange as of the close of business of the exchange preceding the time of valuation (or, if earlier, at the time of a Fund's valuation). Quotations of foreign securities in foreign currency are converted to U.S. dollar equivalents using the foreign exchange quotation in effect at the time net asset value is computed. The calculation of net asset value of a Fund may not take place contemporaneously with the determination of the prices of certain portfolio securities of foreign issuers used in such calculation. Further, the prices of foreign securities are determined using information derived from pricing services and other sources. Information that becomes known to a Fund or its agents after the time that net asset value is calculated on any business day may be assessed in determining net asset value per share after the time of receipt of the information, but will not be used to retroactively adjust the price of the security so determined earlier or on a prior day. Events affecting the values of portfolio securities that occur between the time their prices are determined and the time when the Fund's net asset value is determined may not be reflected in the calculation of net asset value. If events materially affecting the value of such securities occur during such period, then these securities may be valued at fair value as determined by the management and approved in good faith by the Board of Directors/Trustees.

      Foreign securities markets may close before a Fund determines its net asset value. European, Far Eastern or Latin American securities trading may not take place on all days on which the NYSE is open. Further, trading takes place in Japanese markets on certain Saturdays and in various foreign markets on days on which the NYSE is not open. Consequently, the calculation of a Fund's respective net asset values may not take place contemporaneously with the determination of the prices of securities held by the Fund. Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of regular trading on the NYSE will not be reflected in a Fund's net asset value unless the Investment Adviser, under the supervision of the Fund's Board of Directors/Trustees, determines that the particular event would materially affect net asset value. As a result, the Fund's net asset value may be significantly affected by such trading on days when a shareholder cannot purchase or redeem shares of the Fund.

      In computing a class of a Fund's net asset value, all class-specific liabilities incurred or accrued are deducted from the class' net assets. The resulting net assets are divided by the number of shares of the class outstanding at the time of the valuation and the result (adjusted to the nearest cent) is the net asset value per share.

      The per share net asset value of Class A shares generally will be higher than the per share net asset value of shares of the other classes, reflecting daily expense accruals of the higher distribution fees applicable to Class B and Class C. It is expected, however, that the per share net asset value of the classes will tend to converge immediately after the payment of dividends or distributions that will differ by approximately the amount of the expense accrual differentials between the classes.

      Orders received by dealers prior to the close of regular trading on the NYSE will be confirmed at the offering price computed as of the close of regular trading on the Exchange provided the order is received by the Distributor prior to its close of business that same day (normally 4:00 p.m. Pacific time). It is the responsibility of the dealer to insure that all orders are transmitted timely to the Fund. Orders received by dealers after the close of regular trading on the NYSE will be confirmed at the next computed offering price as described in the Prospectus.

                             SHAREHOLDER INFORMATION

      Certificates representing shares of a particular Fund will not normally be issued to shareholders. The Transfer Agent will maintain an account for each shareholder upon which the registration and transfer of shares are recorded, and any transfers shall be reflected by bookkeeping entry, without physical delivery.

      The Transfer Agent will require that a shareholder provide requests in writing, accompanied by a valid signature guarantee form, when changing certain information in an account (i.e., wiring instructions, telephone privileges, etc.).

      Each Company reserves the right, if conditions exist that make cash payments undesirable, to honor any request for redemption or repurchase order with respect to shares of a Fund by making payment in whole or in part in readily marketable securities chosen by the Fund and valued as they are for purposes of computing the Fund's net asset value (redemption-in-kind). If payment is made in securities, a shareholder may incur transaction expenses in converting theses securities to cash. Each Company has elected, however, to be governed by Rule 18f-1 under the 1940 Act as a result of which a Fund is obligated to redeem shares with respect to any one shareholder during any 90-day period solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund at the beginning of the period.

                       SHAREHOLDER SERVICES AND PRIVILEGES

      As discussed in the Prospectus, the ING Funds provide a Pre-Authorized Investment Program ("Program") for the convenience of investors who wish to purchase shares of a Fund on a regular basis. Such a Program may be started with an initial investment ($1,000 minimum) and subsequent voluntary purchases ($100 minimum) with no obligation to continue. The Program may be terminated without penalty at any time by the investor or the ING Funds. The minimum investment requirements may be waived by the Fund for purchases made pursuant to (i) employer-administered payroll deduction plans, (ii) profit-sharing, pension, or individual or any employee retirement plans, or (iii) purchases made in connection with plans providing for periodic investments in Fund shares.

      For investors purchasing shares of a Fund under a tax-qualified individual retirement or pension plan or under a group plan through a person designated for the collection and remittance of monies to be invested in shares of a Fund on a periodic basis, the Fund may, in lieu of furnishing confirmations following each purchase of Fund shares, send statements no less frequently than quarterly pursuant to the provisions of the 1934 Act, and the rules thereunder. Such quarterly statements, which would be sent to the investor or to the person designated by the group for distribution to its members, will be made within five business days after the end of each quarterly period and shall reflect all transactions in the investor's account during the preceding quarter.

      All shareholders will receive a confirmation of each new transaction in their accounts, which will also show the total number of Fund shares owned by each shareholder, the number of shares being held in safekeeping by the Fund's Transfer Agent for the account of the shareholder and a cumulative record of the account for the entire year. Shareholders may rely on these statements in lieu of certificates. Certificates representing shares of a fund will not be issued unless the shareholder requests them in writing.

Self-Employed and Corporate Retirement Plans

      For self-employed individuals and corporate investors that wish to purchase shares of a Fund, there is available through the Fund a Prototype Plan and Custody Agreement. The Custody Agreement provides that State Street Bank & Trust, Kansas City, Missouri, will act as Custodian under the Plan, and will furnish custodial services for an annual maintenance fee of $12 for each participant, with no other charges. (This fee is in addition to the normal Custodian charges paid by the ING Funds.) The annual contract maintenance fee may be waived from time to time. For further details, including the right to appoint a successor Custodian, see the Plan and Custody Agreements as provided by the Company. Employers who wish to use shares of a Fund under a custodianship with another bank or trust company must make individual arrangements with such institution.

Individual Retirement Accounts

      Investors having earned income are eligible to purchase shares of a Fund under an IRA pursuant to Section 408(a) of the Internal Revenue Code. An individual who creates an IRA may contribute annually certain dollar amounts of earned income, and an additional amount if there is a non-working spouse. Simple IRA plans that employers may establish on behalf of their employees are also available. Roth IRA plans that enable employed and self-employed individuals to make non-deductible contributions, and, under certain circumstances, effect tax-free withdrawals, are also available. Copies of a model Custodial Account Agreement are available from the Distributor. Investors Fiduciary Trust Company, Kansas City, Missouri, will act as the Custodian under this model Agreement, for which it will charge the investor an annual fee of $12 for maintaining the Account (such fee is in addition to the normal custodial charges paid by the ING Funds). Full details on the IRA are contained in an IRS required disclosure statement, and the Custodian will not open an IRA until seven (7) days after the investor has received such statement from the Company. An IRA using shares of a Fund may also be used by employers who have adopted a Simplified Employee Pension Plan.

      Purchases of Fund shares by Section 403(b) and other retirement plans are also available. Section 403(b) plans are arrangements by a public school organization or a charitable, educational, or scientific organization that is described in Section 501(c)(3) of the Internal Revenue Code under which employees are permitted to take advantage of the federal income tax deferral benefits provided for in Section 403(b) of the Code. It is advisable for an investor considering the funding of any retirement plan to consult with an attorney or to obtain advice from a competent retirement plan consultant.

Telephone Redemption and Exchange Privileges

      As discussed in the Prospectus, the telephone redemption and exchange privileges are available for all shareholder accounts; however, retirement accounts may not utilize the telephone redemption privilege. The telephone privileges may be modified or terminated at any time. The privileges are subject to the conditions and provisions set forth below and in the Prospectus.

      (1) Telephone redemption and/or exchange instructions received in good order before the pricing of a Fund on any day on which the NYSE is open for business (a "Business Day"), but not later than 4:00 p.m. eastern time, will be processed at that day's closing net asset value. For each exchange, the shareholder's account may be charged an exchange fee. There is no fee for telephone redemption; however, redemptions of Class A and Class B shares may be subject to a contingent deferred sales charge (See "Redemption of Shares" in the Prospectus).

      (2) Telephone redemption and/or exchange instructions should be made by dialing 1-800-992-0180 and selecting option 3.

      (3) ING Funds will not permit exchanges in violation of any of the terms and conditions set forth in the ING Funds' Prospectus or herein.

      (4) Telephone redemption requests must meet the following conditions to be accepted by ING Funds:

            (b) Proceeds of the redemption may be directly deposited into a predetermined bank account, or mailed to the current address on the registration. This address cannot reflect any change within the previous thirty (30) days.

            (c) Certain account information will need to be provided for verification purposes before the redemption will be executed.

            (d) Only one telephone redemption (where proceeds are being mailed to the address of record) can be processed with in a thirty
                  (30) day period.

            (e) The maximum amount which can be liquidated and sent to the address of record at any one time is $100,000.

            (f) The minimum amount which can be liquidated and sent to a predetermined bank account is $5,000.

      (5) If the exchange involves the establishment of a new account, the dollar amount being exchanged must at least equal the minimum investment requirement of the ING Fund being acquired.

      (6) Any new account established through the exchange privilege will have the same account information and options except as stated in the Prospectus.

      (7) Certificated shares cannot be redeemed or exchanged by telephone but must be forwarded to ING Investments at P.O. Box 419368, Kansas City, MO 64141 and deposited into your account before any transaction may be processed.

      (8) If a portion of the shares to be exchanged are held in escrow in connection with a Letter of Intent, the smallest number of full shares of the ING Fund to be purchased on the exchange having the same aggregate net asset value as the shares being exchanged shall be substituted in the escrow account. Shares held in escrow may not be redeemed until the Letter of Intent has expired and/or the appropriate adjustments have been made to the account.

      (9) Shares may not be exchanged and/or redeemed unless an exchange and/or redemption privilege is offered pursuant to the ING Funds' then-current prospectus.

      (10) Proceeds of a redemption may be delayed up to fifteen (15) days or longer until the check used to purchase the shares being redeemed has been paid by the bank upon which it was drawn.

Systematic Withdrawal Plan

      You may elect to make periodic withdrawals from your account in any fixed amount in excess of $100 ($1,000 in the case of Class Q) to yourself, or to anyone else you properly designate, as long as the account has a current value of at least $10,000 ($250,000 in the case of Class Q). To establish a systematic cash withdrawal, complete the Systematic Withdrawal Plan section of the Account Application. To have funds deposited to your bank account, follow the instructions on the Account Application. You may elect to have monthly, quarterly, semi-annual or annual payments. Redemptions are normally processed on the fifth day prior to the end of the month, quarter or year. Checks are then mailed or proceeds are forwarded to your bank account on or about the first of the following month. You may change the amount, frequency and payee, or terminate the plan by giving written notice to the Transfer Agent. A Systematic Withdrawal Plan may be modified at any time by the Fund or terminated upon written notice by the relevant Fund.

      During the withdrawal period, you may purchase additional shares for deposit to your account, subject to any applicable sales charge, if the additional purchases are equal to at least one year's scheduled withdrawals, or $1,200 ($12,000 in the case of Class Q), whichever is greater. There are no separate charges to you under this Plan, although a CDSC may apply if you purchased Class A, B or C shares. Shareholders who elect to have a systematic cash withdrawal must have all dividends and capital gains reinvested. As shares of a Fund are redeemed under the Plan, you may realize a capital gain or loss for income tax purposes.

                                  DISTRIBUTIONS

      As noted in the Prospectus, shareholders have the privilege of reinvesting both income dividends and capital gains distributions, if any, in additional shares of a respective class of a Fund at the then current net asset value, with no sales charge. The ING Funds' management believes that most investors desire to take advantage of this privilege. It has therefore made arrangements with its Transfer Agent to have all income dividends and capital gains distributions that are declared by the ING Funds automatically reinvested for the account of each shareholder. A shareholder may elect at any time by writing to the Fund or the Transfer Agent to have subsequent dividends and/or distributions paid in cash. In the absence of such an election, each purchase of shares of a class of a Fund is made upon the condition and understanding that the Transfer Agent is automatically appointed the shareholder's agent to receive his dividends and distributions upon all shares registered in his name and to reinvest them in full and fractional Shares of the respective class of the Fund at the applicable net asset value in effect at the close of business on the reinvestment date. A shareholder may still at any time after a purchase of Fund shares request that dividends and/or capital gains distributions be paid to him in cash.

                               TAX CONSIDERATIONS

      The following discussion summarizes certain U.S. federal tax considerations generally affecting the ING Funds and its shareholders. This discussion does not provide a detailed explanation of all tax consequences, and shareholders are advised to consult their own tax advisers with respect to the particular federal, state, local and foreign tax consequences to them of an investment in the ING Funds. This discussion is based on the Internal Revenue Code of 1986, as amended (the "Code"), Treasury Regulations issued thereunder, and judicial and administrative authorities as in effect on the date of this Statement of Additional Information, all of which are subject to change, which change may be retroactive.

      Each Fund intends to qualify as a regulated investment company under the Code. To so qualify and to be taxed as a regulated investment company, each Fund must, among other things: (a) derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities and gains from the sale or other disposition of foreign currencies, or other income (including gains from options, futures contracts and forward contracts) derived with respect to the Fund's business of investing in stocks, securities or currencies; (b) diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the value of the Fund's total assets is represented by cash and cash items, U.S. Government securities, securities of other regulated investment companies, and other securities, with such other securities limited in respect of any one issuer to an amount not greater in value than 5% of the Fund's total assets and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund's total assets is invested in the securities (other than U.S. Government securities or securities of other regulated investment companies) of any one issuer or of any two or more issuers that the Fund controls and that are determined to be engaged in the same business or similar or related businesses; and (c) distribute at least 90% of its investment company taxable income (which includes, among other items, dividends, interest and net short-term capital gains in excess of net long-term capital losses) each taxable year.

      The U.S. Treasury Department is authorized to issue regulations providing that foreign currency gains that are not directly related to a Fund's principal business of investing in stock or securities (or options and futures with respect to stock or securities) will be excluded from the income which qualifies for purposes of the 90% gross income requirement described above. To date, however, no such regulations have been issued.

      The status of the ING Funds as regulated investment companies does not involve government supervision of management or of their investment practices or policies. As a regulated investment company, a Fund generally will be relieved of liability for U.S. federal income tax on that portion of its investment company taxable income and net realized capital gains which it distributes to its shareholders. Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement also are subject to a nondeductible 4% excise tax. To prevent application of the excise tax, each Fund currently intends to make distributions in accordance with the calendar year distribution requirement.

Tax Loss Carry-Forwards

      Tax loss carry-forwards were the following as of May 31, 2001:

      ----------------------------------------------------------------------
                    Fund                   Amount       Expiration Dates
      ----------------------------------------------------------------------

      Growth + Value Fund               $   308,761,269       2009
      Growth Opportunities Fund         $   254,659,070       2009
      Internet Fund                     $    83,761,345       2009
      LargeCap Growth Fund              $   174,106,032   2009 to 2010
      Large Company Value Fund          $     5,700,014       2010
      MidCap Opportunities Fund         $    31,574,828   2008 to 2009
      Research Enhanced Index Fund      $    8,618,344    2008 to 2009
      Small Cap Opportunities Fund      $    58,556,297       2009
      Tax Efficient Equity Fund         $       415,400       2009
      ----------------------------------------------------------------------

Distributions

      Dividends of investment company taxable income (including net short-term capital gains) are taxable to shareholders as ordinary income. Distributions of investment company taxable income may be eligible for the corporate dividends-received deduction to the extent attributable to a Fund's dividend income from U.S. corporations, and if other applicable requirements are met. However, the alternative minimum tax applicable to corporations may reduce the benefit of the dividends-received deduction. Distributions of net capital gains (the excess of net long-term capital gains over net short-term capital losses) designated by a Fund as capital gain dividends are not eligible for the dividends-received deduction and will generally be taxable to shareholders as long-term capital gains, regardless of the length of time the Fund's shares have been held by a shareholder. Net capital gains from assets held for one year or less will be taxed as ordinary income. Generally, dividends and distributions are taxable to shareholders, whether received in cash or reinvested in shares of a Fund. Any distributions that are not from a Fund's investment company taxable income or net capital gain may be characterized as a return of capital to shareholders or, in some cases, as capital gain. Shareholders will be notified annually as to the federal tax status of dividends and distributions they receive and any tax withheld thereon.

      Dividends, including capital gain dividends, declared in October, November, or December with a record date in such month and paid during the following January will be treated as having been paid by a Fund and received by shareholders on December 31 of the calendar year in which declared, rather than the calendar year in which the dividends are actually received.

      Distributions by a Fund reduce the net asset value of the Fund shares. Should a distribution reduce the net asset value below a shareholder's cost basis, the distribution nevertheless may be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implication of buying shares just prior to a distribution by a Fund. The price of shares purchased at that time includes the amount of the forthcoming distribution, but the distribution will generally be taxable to them.

Original Issue Discount

      Certain debt securities acquired by a Fund may be treated as debt securities that were originally issued at a discount. Original issue discount can generally be defined as the difference between the price at which a security was issued and its stated redemption price at maturity. Although no cash income is actually received by the Fund, original issue discount that accrues on a debt security in a given year generally is treated for federal income tax purposes as interest and, therefore, such income would be subject to the distribution requirements of the Code.

      Some of the debt securities may be purchased by a Fund at a discount which exceeds the original issue discount on such debt securities, if any. This additional discount represents market discount for federal income tax purposes. The gain realized on the disposition of any taxable debt security having market discount generally will be treated as ordinary income to the extent it does not exceed the accrued market discount on such debt security. Generally, market discount accrues on a daily basis for each day the debt security is held by a Fund at a constant rate over the time remaining to the debt security's maturity or, at the election of a Fund, at a constant yield to maturity which takes into account the semi-annual compounding of interest.

Foreign Currency Transactions

      Under the Code, gains or losses attributable to fluctuations in foreign currency exchange rates which occur between the time a Fund accrues income or other receivable or accrues expenses or other liabilities denominated in a foreign currency and the time a Fund actually collects such receivable or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain financial contracts and options, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains and losses, referred to under the Code as "Section 988" gains and losses, may increase or decrease the amount of a Fund's net investment income to be distributed to its shareholders as ordinary income.

Passive Foreign Investment Companies

      A Fund may invest in stocks of foreign companies that are classified under the Code as passive foreign investment companies ("PFICs"). In general, a foreign company is classified as a PFIC if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. Under the PFIC rules, an "excess distribution" received with respect to PFIC stock is treated as having been realized ratably over the period during which a Fund held the PFIC stock. A Fund itself will be subject to tax on the portion, if any, of the excess distribution that is allocated to that Fund's holding period in prior taxable years (and an interest factor will be added to the tax, as if the tax had actually been payable in such prior taxable years) even though the Fund distributes the corresponding income to shareholders. Gain from the sale of PFIC stock as well as certain distributions from a PFIC are treated as excess distributions. All excess distributions are taxable as ordinary income.

      A Fund may be able to elect alternative tax treatment with respect to PFIC stock. Under an election that currently may be available, a Fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether any distributions are received from the PFIC. If this election is made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply. Alternatively, another election may be available that involves marking to market the ING Funds' PFIC stock at the end of each taxable year with the result that unrealized gains are treated as though they were realized and are reported as ordinary income; any mark-to-market losses, as well as loss from an actual disposition of PFIC stock, are reported as ordinary loss to the extent of any net mark-to-market gains included in income in prior years.

Foreign Withholding Taxes

      Income received by a Fund from sources within foreign countries may be subject to withholding and other income or similar taxes imposed by such countries. If more than 50% of the value of a Fund's total assets at the close of its taxable year consists of securities of foreign corporations, that Fund will be eligible and may elect to "pass through" to the Fund's shareholders the amount of foreign income and similar taxes paid by that Fund. Pursuant to this election, a shareholder will be required to include in gross income (in addition to taxable dividends actually received) his pro rata share of the foreign taxes paid by a Fund, and will be entitled either to deduct (as an itemized deduction) his pro rata share of foreign income and similar taxes in computing his taxable income or to use it as a foreign tax credit against his U.S. federal income tax liability, subject to limitations. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions, but such a shareholder may be eligible to claim the foreign tax credit (see below). Each shareholder will be notified within sixty (60) days after the close of the relevant Fund's taxable year whether the foreign taxes paid by the Fund will "pass through" for that year.

      Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder's U.S. tax attributable to his foreign source taxable income. For this purpose, if the pass-through election is made, the source of a Fund's income flows through to its shareholders. With respect to a Fund, gains from the sale of securities will be treated as derived from U.S. sources and certain currency fluctuation gains, including fluctuation gains from foreign currency denominated debt securities, receivables and payables, will be treated as ordinary income derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income (as defined for purposes of the foreign tax credit), including the foreign source passive income passed through by a Fund. Shareholders may be unable to claim a credit for the full amount of their proportionate share of the foreign taxes paid by a Fund. The foreign tax credit limitation rules do not apply to certain electing individual taxpayers who have limited creditable foreign taxes and no foreign source income other than passive investment-type income. The foreign tax credit is eliminated with respect to foreign taxes withheld on dividends if the dividend-paying shares or the shares of the Fund are held by the Fund or the shareholders, as the case may be, for less than sixteen (16) days (forty-six
(46) days in the case of preferred shares) during the thirty (30)-day period (ninety (90)-day period for preferred shares) beginning fifteen (15) days (forty-five (45) days for preferred shares) before the shares become ex-dividend. Foreign taxes may not be deducted in computing alternative minimum taxable income and the foreign tax credit can be used to offset only 90% of the alternative minimum tax (as computed under the Code for purposes of this limitation) imposed on corporations and individuals. If a Fund is not eligible to make the election to "pass through" to its shareholders its foreign taxes, the foreign income taxes it pays generally will reduce investment company taxable income and the distributions by a Fund will be treated as United States source income.

Options and Hedging Transactions

      The taxation of equity options (including options on narrow-based stock indices) and over-the-counter options on debt securities is governed by Code
Section 1234. Pursuant to Code Section 1234, with respect to a put or call option that is purchased by a Fund, if the option is sold, any resulting gain or loss will be a capital gain or loss, and will be short-term or long term, depending upon the holding period of the option. If the option expires, the resulting loss is a capital loss and is short-term or long-term, depending upon the holding period of the option. If the option is exercised, the cost of the option, in the case of a call option, is added to the basis of the purchased security and, in the case of a put option, reduces the amount realized on the underlying security in determining gain or loss.

      Certain options and financial contracts in which the Funds may invest are "section 1256 contracts." Gains or losses on Section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses ("60/40"); however, foreign currency gains or losses (as discussed above) arising from certain Section 1256 contracts may be treated as ordinary income or loss. Also, Section 1256 contracts held by a Fund at the end of each taxable year (and on certain other dates as prescribed under the Code) are "marked-to-market" with the result that unrealized gains or losses are treated as though they were realized.

      Generally, the hedging transactions undertaken by a Fund may result in "straddles" for U.S. federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by a Fund. In addition, losses realized by a Fund on positions that are part of the straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences to a Fund of hedging transactions are not entirely clear. The hedging transactions may increase the amount of short-term capital gain realized by a Fund which is taxed as ordinary income when distributed to shareholders.

      A Fund may make one or more of the elections available under the Code which are applicable to straddles. If a Fund makes any of the elections, the amount, character, and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.

      Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders and which will be taxed to shareholders as ordinary income or long-term capital gain may be increased or decreased as compared to a fund that did not engage in such hedging transactions.

      Notwithstanding any of the foregoing, a Fund may recognize gain (but not loss) from a constructive sale of certain "appreciated financial positions" if the Fund enters into a short sale, notional principal contract, futures or forward contract transaction with respect to the appreciated position or substantially identical property. Appreciated financial positions subject to this constructive sale treatment are interests (including options, futures and forward contracts and short sales) in stock, partnership interests, certain actively traded trust instruments and certain debt instruments. Constructive sale treatment does not apply to certain transactions if such transaction is closed before the end of the 30th day after the close of the Fund's taxable year and the Fund holds the appreciated financial position throughout the sixty
(60)-day period beginning with the day such transaction was closed, if certain conditions are met.

      Requirements relating to each Fund's tax status as a regulated investment company may limit the extent to which a Fund will be able to engage in transactions in options and foreign currency forward contracts.

Short Sales Against the Box

      If a Fund sells short "against the box," unless certain constructive sale rules (discussed above) apply, it may realize a capital gain or loss upon the closing of the sale. Such gain or loss generally will be long- or short-term depending upon the length of time the Fund held the security which it sold short. In some circumstances, short sales may have the effect of reducing an otherwise applicable holding period of a security in the portfolio. The constructive sale rule, however, alters this treatment by treating certain short sales against the box and other transactions as a constructive sale of the underlying security held by the Fund, thereby requiring current recognition of gain, as described more fully under "Options and Hedging Transactions" above. Similarly, if a Fund enters into a short sale of property that becomes substantially worthless, the Fund will recognize gain at that time as though it had closed the short sale. Future Treasury regulations may apply similar treatment to other transactions with respect to property that becomes substantially worthless.

Other Investment Companies

      It is possible that by investing in other investment companies, a Fund may not be able to meet the calendar year distribution requirement and may be subject to federal income and excise tax. The diversification and distribution requirements applicable to each Fund may limit the extent to which each Fund will be able to invest in other investment companies.

Sale or Other Disposition of Shares

      Upon the sale or exchange of his shares, a shareholder will realize a taxable gain or loss depending upon his basis in the shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands, which generally may be eligible for reduced Federal tax rates, depending on the shareholder's holding period for the shares. Any loss realized on a sale or exchange will be disallowed to the extent that the shares disposed of are replaced (including replacement through the reinvesting of dividends and capital gain distributions in a Fund) within a period of sixty-one
(61) days beginning thirty (30) days before and ending thirty (30) days after the disposition of the shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on the sale of a Fund's shares held by the shareholder for six months or less will be treated for federal income tax purposes as a long-term capital loss to the extent of any distributions of capital gain dividends received by the shareholder with respect to such shares.

      In some cases, shareholders will not be permitted to take sales charges into account for purposes of determining the amount of gain or loss realized on the disposition of their shares. This prohibition generally applies where (1) the shareholder incurs a sales charge in acquiring the stock of a regulated investment company, (2) the stock is disposed of before the 91st day after the date on which it was acquired, and (3) the shareholder subsequently acquires shares of the same or another regulated investment company and the otherwise applicable sales charge is reduced or eliminated under a "reinvestment right" received upon the initial purchase of shares of stock. In that case, the gain or loss recognized will be determined by excluding from the tax basis of the shares exchanged all or a portion of the sales charge incurred in acquiring those shares. This exclusion applies to the extent that the otherwise applicable sales charge with respect to the newly acquired shares is reduced as a result of having incurred a sales charge initially. Sales charges affected by this rule are treated as if they were incurred with respect to the stock acquired under the reinvestment right. This provision may be applied to successive acquisitions of stock.

Backup Withholding

      Each Fund generally will be required to withhold federal income tax at a rate of 30% ("backup withholding") from dividends paid, capital gain distributions, and redemption proceeds to shareholders if (1) the shareholder fails to furnish a Fund with the shareholder's correct taxpayer identification number or social security number and to make such certifications as a Fund may require, (2) the IRS notifies the shareholder or a Fund that the shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (3) when required to do so, the shareholder fails to certify that he is not subject to backup withholding. Any amounts withheld may be credited against the shareholder's federal income tax liability.

Foreign Shareholders

      Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder"), depends on whether the income from the Fund is "effectively connected" with a U.S. trade or business carried on by such shareholder. If the income from the Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, ordinary income dividends (including distributions of any net short term capital gains) will be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) upon the gross amount of the dividend. Such a foreign shareholder would generally be exempt from U.S. federal income tax on gains realized on the sale of shares of the Fund, and distributions of net long term capital gains that are designated as capital gain dividends. If the income from the Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends and any gains realized upon the sale of shares of the Fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations.

      The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund, including the applicability of foreign taxes.

Other Taxes

      Distributions also may be subject to state, local and foreign taxes. U.S. tax rules applicable to foreign investors may differ significantly from those outlined above. This discussion does not purport to deal with all of the tax consequences applicable to shareholders. Shareholders are advised to consult their own tax advisers for details with respect to the particular tax consequences to them of an investment in a Fund.

Redemptions

      The right to redeem shares may be suspended and payment therefor postponed during periods when the NYSE is closed, other than customary weekend and holiday closings, or, if permitted by rules of the SEC, during periods when trading on the NYSE is restricted, during any emergency that makes it impracticable for any Fund to dispose of its securities or to determine fairly the value of its net assets, or during any other period permitted by order of the SEC for the protection of investors. Furthermore, the Transfer Agent will not mail redemption proceeds until checks received for shares purchased have cleared, but payment will be forwarded immediately upon the funds becoming available. Shareholders will be subject to the applicable deferred sales charge, if any, for their shares at the time of redemption.

      The contingent deferred sales charge will be waived with respect to Class T shares in the following instances: (i) any partial or complete redemption of shares of a shareholder who dies or becomes disabled, so long as the redemption is requested within one year of death or the initial determination of disability; (ii) any partial or complete redemption in connection with distributions under Individual Retirement Accounts ("IRAs") or other qualified retirement plans in connection with a lump sum or other form of distribution following retirement within the meaning of Section 72(t)(2)(A) (iv) or (v) of the Code, disability or death, or after attaining the age of 59 1/2 in the case of an IRA, Keogh Plan or custodial account pursuant to Section 403(b)(7) of the Code, or on any redemption that results from a tax free return of an excess contribution pursuant to Section 408(d)(4) or (5) of the Code or Section 4979(f) of the Code; (iii) redemptions effected pursuant to the Funds' right to liquidate a shareholder's account if the aggregate net asset value of the shares held in the account is less than $500; (iv) redemptions effected by (A) employees of The Advest Group, Inc. ("AGI") and its subsidiaries, (B) IRAs, Keogh plans and employee benefit plans for those employees, and (C) spouses and minor children of those employees, so long as orders for shares are placed on behalf of the spouses or children by the employees; (v) redemptions effected by accounts managed by investment advisory subsidiaries of AGI registered under the Investment Advisers Act of 1940; and (vi) redemptions in connection with exchanges of Fund Class T shares, including shares of the Class T account of the Money Market Portfolio.

Exchanges

      The following conditions must be met for all exchanges among the Funds and the Money Market Portfolio: (i) the shares that will be acquired in the exchange (the "Acquired Shares") are available for sale in the shareholder's state of residence; (ii) the Acquired Shares will be registered to the same shareholder account as the Shares to be surrendered (the "Exchanged Shares"); (iii) the Exchanged Shares must have been held in the shareholder's account for at least thirty (30) days prior to the exchange; (iv) except for exchanges into the Money Market Portfolio, the account value of the Fund whose shares are to be acquired must equal or exceed the minimum initial investment amount required by that Fund after the exchange is implemented; and (v) a properly executed exchange request has been received by the Transfer Agent.

      Each Fund reserves the right to delay the actual purchase of the Acquired Shares for up to five (5) business days if it determines that it would be disadvantaged by an immediate transfer of proceeds from the redemption of Exchanged Shares. Normally, however, the redemption of Exchanged Shares and the purchase of Acquired Shares will take place on the day that the exchange request is received in proper form. Each Fund reserves the right to terminate or modify its exchange privileges at any time upon prominent notice to shareholders. Such notice will be given at least sixty (60) days in advance. It is the policy of the Investment Adviser to discourage and prevent frequent trading by shareholders among the Funds in response to market fluctuations. Accordingly, in order to maintain a stable asset base in each Fund and to reduce administrative expenses borne by each Fund, ING Investments reserves the right to reject any exchange request.

      If you exchange into ING Senior Income Fund, your ability to sell or liquidate your investment will be limited. ING Senior Income Fund is a closed-end interval fund and does not redeem its shares on a daily basis, and it is not expected that a secondary market for the fund's shares will develop, so you will not be able to sell them through a broker or other investment professional. To provide a measure of liquidity, the fund will normally make monthly repurchase offers of 5% of its outstanding common shares. If more than 5% of the fund's common shares are tendered, you may not be able to completely liquidate your holdings in any one month. You also would not have liquidity between these monthly repurchase dates. Investors exercising the exchange privilege should carefully review the prospectus of that fund. Investors may obtain a copy of the ING Senior Income Fund prospectus or any other ING Fund prospectus by calling (800) 992-0180.

      You are not required to pay an applicable CDSC upon an exchange from any ING Fund into the ING Senior Income Fund. However, if you exchange into the ING Senior Income Fund and subsequently offer your common shares for repurchase by that fund, the CDSC will apply from the original ING Fund from which you exchanged. The time period for application of the CDSC will be calculated based on the first date you acquired your shares in the original ING Fund.

Conversion Feature

      Class B and Class T shares of each Fund will automatically convert to Class A shares without a sales charge at the relative net asset values of each of the classes after eight years from the acquisition of the Class B or Class T shares, and as a result, will thereafter be subject to the lower distribution fee (but same service fee) under the Class A Rule 12b-1 plan for each Fund.

                         CALCULATION OF PERFORMANCE DATA

Average Annual Total Return Quotation

      Each Fund may, from time to time, include "total return" in advertisements or reports to shareholders or prospective investors. Quotations of average annual total return will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in a Fund over periods of one, five and ten years (up to the life of the Fund), calculated pursuant to the following formula which is prescribed by the SEC:

                                 P(1 + T)n = ERV

Where:

      P   = a hypothetical initial payment of $1,000,
      T   = the average annual total return,
      n   = the number of years, and
      ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period.

      All total return figures assume that all dividends are reinvested when paid.

      From time to time, a Fund may advertise its average annual total return over various periods of time. These total return figures show the average percentage change in value of an investment in the Fund from the beginning date of the measuring period. These figures reflect changes in the price of the Fund's shares and assume that any income dividends and/or capital gains distributions made by the Fund during the period were reinvested in shares of the Fund. Figures will be given for one, five and ten year periods (if applicable) and may be given for other periods as well (such as from commencement of the Fund's operations, or on a year-by-year basis).

      Prior to October 17, 1997, Financial Services Fund operated as a closed-end investment company. Upon conversion of the Fund to an open-end investment company on October 17, 1997, all outstanding shares of common stock of the Fund were designated as Class A shares. Performance information for the period prior to October 17, 1997 reflects the performance of the Fund as a closed-end fund. Performance information presented by the Fund for all periods is restated to reflect the current maximum front-end sales load payable by the Class A shares of the Fund. Performance information for the period prior to October 17, 1997 has not been adjusted to reflect annual Rule 12b-1 fees of Class A shares plus additional expenses incurred in connection with operating as an open-end investment company. Performance would have been lower if adjusted for these charges and expenses. Performance information for all periods after October 17, 1997 reflects Class A's annual Rule 12b-1 fees and other expenses associated with open-end investment companies.

Average Annual Total Return (After Taxes On Distributions) Quotation

      Each Fund may, from time to time, include "total return after taxes on distributions" in advertisements or reports to shareholders or prospective investors. Quotations of average annual total return after taxes on distributions will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in a Fund over periods of 1, 5 and 10 years (up to the life of the Fund), calculated pursuant to the following formula which is prescribed by the SEC:

                                   P(1 + T)n = ATVD

Where:
      P   = a hypothetical initial payment of $1,000,
      T   = the average annual total return (after taxes on distributions),
      n   = the number of years, and
      ATVD = ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods (or fractional portion), after taxes on fund distributions but not after taxes on redemptions.

      All total return figures assume that all dividends are reinvested when paid. Taxes are calculated using the highest individual marginal federal income tax rates in effect on the reinvestment date. The rates used correspond to the character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gain distributions, and long-term capital gain rate for long-term capital gain distributions). The calculations do not consider any potential tax liabilities other than federal tax liability.

      From time to time, a Fund may advertise its average annual total return over various periods of time. These total return figures show the average percentage change in value of an investment in the Fund from the beginning date of the measuring period. These figures reflect changes in the price of the Fund's shares and assume that any income dividends and/or capital gains distributions made by the Fund during the period were reinvested in shares of the Fund. Figures will be given for one, five and ten year periods (if applicable) and may be given for other periods as well (such as from commencement of the Fund's operations, or on a year-by-year basis).

Average Annual Total Return (After Taxes on Distributions and Redemption) Quotation

      Each Fund may, from time to time, include "total return after taxes on distributions and redemption" in advertisements or reports to shareholders or prospective investors. Quotations of average annual total return after taxes on distributions and redemption will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in a Fund over periods of 1, 5 and 10 years (up to the life of the Fund), calculated pursuant to the following formula which is prescribed by the SEC:

                                P(1 + T)n = ATVDR

Where:
      P   = a hypothetical initial payment of $1,000,
      T   = the average annual total return (after taxes on distributions),
      n   = the number of years, and
      ATVDR = ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods (or fractional portion), after taxes on fund distributions and redemption.

      All total return figures assume that all dividends are reinvested when paid. Taxes are calculated using the highest individual marginal federal income tax rates in effect on the reinvestment date. The rates used correspond to the character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gain distributions, and long-term capital gain rate for long-term capital gain distributions). The ending value is determined by subtracting capital gain taxes resulting from the redemption and adding the tax benefit from capital losses resulting from the redemption. The calculations do not consider any potential tax liabilities other than federal tax liability.

      From time to time, a Fund may advertise its average annual total return over various periods of time. These total return figures show the average percentage change in value of an investment in the Fund from the beginning date of the measuring period. These figures reflect changes in the price of the Fund's shares and assume that any income dividends and/or capital gains distributions made by the Fund during the period were reinvested in shares of the Fund. Figures will be given for one, five and ten year periods (if applicable) and may be given for other periods as well (such as from commencement of the Fund's operations, or on a year-by-year basis).

      Quotations of yield for the Funds will be based on all investment income per share earned during a particular 30-day period (including dividends and interest), less expenses accrued during the period ("net investment income") and are computed by dividing net investment income by the maximum offering price per share on the last day of the period, according to the following formula:

                                      a-b
                             Yield= 2[--- + 1)6 - 1]
                                      cd

where
      a   = dividends and interest earned during the period,
      b   = expenses accrued for the period (net of reimbursements),
      c = the average daily number of shares outstanding during the period that were entitled to receive dividends, and
      d   = the maximum offering price per share on the last day of the period.

      Under this formula, interest earned on debt obligations for purposes of "a" above, is calculated by (1) computing the yield to maturity of each obligation held by the Fund based on the market value of the obligation (including actual accrued interest) at the close of business on the last day of each month, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest), (2) dividing that figure by 360 and multiplying the quotient by the market value of the obligation (including actual accrued interest as referred to above) to determine the interest income on the obligation for each day of the subsequent month that the obligation is in the Fund's portfolio (assuming a month of thirty (30) days) and (3) computing the total of the interest earned on all debt obligations and all dividends accrued on all equity securities during the 30-day or one month period. In computing dividends accrued, dividend income is recognized by accruing 1/360 of the stated dividend rate of a security each day that the security is in the Fund's portfolio. For purposes of "b" above, Rule 12b-1 Plan expenses are included among the expenses accrued for the period. Any amounts representing sales charges will not be included among these expenses; however, the Fund will disclose the maximum sales charge as well as any amount or specific rate of any nonrecurring account charges. Undeclared earned income, computed in accordance with generally accepted accounting principles, may be subtracted from the maximum offering price calculation required pursuant to "d" above. A Fund may also from time to time advertise its yield based on a 30-day or 90-day period ended on a date other than the most recent balance sheet included in the Fund's Registration Statement, computed in accordance with the yield formula described above, as adjusted to conform with the differing period for which the yield computation is based. Any quotation of performance stated in terms of yield (whether based on a 30-day or 90-day period) will be given no greater prominence than the information prescribed under SEC rules. In addition, all advertisements containing performance data of any kind will include a legend disclosing that such performance data represents past performance and that the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

      A Fund may also publish a distribution rate in sales literature and in investor communications preceded or accompanied by a copy of the current Prospectus. The current distribution rate for a Fund is the annualization of the Fund's distribution per share divided by the maximum offering price per share of a Fund at the respective month-end. The current distribution rate may differ from current yield because the distribution rate may contain items of capital gain and other items of income, while yield reflects only earned net investment income. In each case, the yield, distribution rates and total return figures will reflect all recurring charges against Fund income and will assume the payment of the maximum sales load, including any applicable contingent deferred sales charge.

Additional Performance Quotations

      Advertisements of total return will always show a calculation that includes the effect of the maximum sales charge but may also show total return without giving effect to that charge. Because these additional quotations will not reflect the maximum sales charge payable, these performance quotations will be higher than the performance quotations that reflect the maximum sales charge.

      Total returns and yields are based on past results and are not necessarily a prediction of future performance.

                             Performance Comparisons

      In reports or other communications to shareholders or in advertising material, a Fund may compare the performance of its Class A, Class B, Class C, Class I, Class M, Class Q, and Class T shares with that of other mutual funds as listed in the rankings prepared by Lipper Analytical Services, Inc., Morningstar, Inc., CDA Technologies, Inc., Value Line, Inc. or similar independent services that monitor the performance of mutual funds or with other appropriate indexes of investment securities. In addition, certain indexes may be used to illustrate historic performance of select asset classes. The performance information may also include evaluations of the Funds published by nationally recognized ranking services and by financial publications that are nationally recognized, such as Business Week, Forbes, Fortune, Institutional Investor, Money and The Wall Street Journal. If a Fund compares its performance to other funds or to relevant indexes, the Fund's performance will be stated in the same terms in which such comparative data and indexes are stated, which is normally total return rather than yield. For these purposes the performance of the Fund, as well as the performance of such investment companies or indexes, may not reflect sales charges, which, if reflected, would reduce performance results. Prior to October 17, 1997, Financial Services Fund was rated as a closed-end fund, which had a different fee structure. Fee structures are incorporated into certain ratings. If the Fund had been rated using the fee structure of an open-end fund, ratings for those periods may have been different.

      The yield for the various classes of ING equity and income funds for the month ended November 30, 2001 as follows:


-------------------------------------------------------------------------------------
Fund              Class A     Class B    Class C    Class M    Class Q     Class T
----              -------     -------    -------    -------    -------     -------

Convertible Fund   1.96%       1.44%      1.44%       N/A       2.31%        N/A

Equity       and   3.35%       2.86%      2.86%       N/A       3.60%       3.11%
Income Fund
-------------------------------------------------------------------------------------

      The average annual total returns, including sales charges, for each class of shares of each Fund for the one-, five-, and ten-year periods ended November 30, 2001, if applicable, and for classes that have not been in operation for ten years, the average annual total return from for the period from commencement of operations to November 30, 2001, are as follows:

--------------------------------------------------------------------------------
                                                            Since     Inception
                            1 Year    5 Year    10 Year     Inception     Date
--------------------------------------------------------------------------------

MagnaCap Fund
-------------
   Class A                  -17.14%    5.63%     11.52%     11.33%     8/30/73
   Class A Return After     -19.91%    1.34%     8.49%                 8/30/73
    Taxes on Distributions
   Class A Return After
    Taxes on
    Distributions and       -8.01%     3.76%     8.96%                 8/30/73
    Sale of Fund Shares
   Class B                  -16.31%    5.98%      N/A       10.01%     7/17/95
   Class C                  -13.37%     N/A       N/A       -4.03%      6/1/99
   Class M                  -15.47%    5.68%      N/A        9.78%     7/17/95
   Class Q                  -11.80%     N/A       N/A       -6.88%     11/19/99


Financial Services Fund
-----------------------
   Class A                  14.33%    11.38%     18.00%     14.14%     1/24/86
   Class A Return After     11.12%     8.36%     14.99%                1/24/86
    Taxes on Distributions
   Class A Return After
    Taxes on
    Distributions and       10.66%     8.41%     14.21%                1/24/86
    Sale of Fund Shares
   Class B                  15.36%      N/A       N/A        4.08%     10/20/97


LargeCap Growth Fund
--------------------
   Class A                  -41.45%     N/A       N/A       11.05%     7/21/97
   Class A Return After     -41.45%     N/A       N/A       10.54%     7/21/97
    Taxes on Distributions
   Class A Return After
    Taxes on
    Distributions and       -25.24%     N/A       N/A        8.93%     7/21/97
    Sale of Fund Shares
   Class B                  -41.41%     N/A       N/A       11.49%     7/21/97
   Class C                  -38.92%     N/A       N/A       11.81%     7/21/97
   Class Q                  -37.62%     N/A       N/A       12.79%     7/21/97


MidCap Growth Fund
------------------
   Class A                  -37.69%    6.84%      N/A       10.24%     4/19/93
   Class A Return After     -37.80%    2.75%      N/A        7.43%     4/19/93
    Taxes on Distributions
   Class A Return After
    Taxes on
    Distributions and       -22.86%    5.17%      N/A        8.26%     4/19/93
    Sale of Fund Shares
   Class B                  -37.56%    7.19%      N/A       12.02%     5/31/95
   Class C                  -34.96%    7.44%      N/A       10.32%     4/19/93
   Class Q                  -33.62%    8.42%      N/A       13.19%     6/30/94


SmallCap Growth Fund
--------------------
   Class A                  -33.70%    4.92%      N/A        8.98%     12/27/93
   Class A Return After     -33.72%    0.73%      N/A        3.83%     12/27/93
    Taxes on Distributions
   Class A Return After
    Taxes on
    Distributions and       -20.50%    3.75%      N/A        7.20%     12/27/93
    Sale of Fund Shares
   Class B                  -33.59%    5.24%      N/A       10.12%     5/31/95
   Class C                  -30.83%    5.50%      N/A        9.11%     12/27/93
   Class Q                  -29.38%    6.54%      N/A        8.74%     8/31/95


Convertible Fund
----------------
   Class A                  -13.77%   10.90%      N/A       12.43%     4/19/93
   Class A Return After     -14.85%    7.13%      N/A        9.19%     4/19/93
    Taxes on Distributions
   Class A Return After
    Taxes on
    Distributions and       -8.31%     7.80%      N/A        9.18%     4/19/93
    Sale of Fund Shares
   Class B                  -13.49%   11.35%      N/A       13.96%     5/31/95
   Class C                  -9.97%    11.55%      N/A       12.49%     4/19/93
   Class Q                  -8.04%    12.63%      N/A       13.85%     8/31/95


Equity and Income Fund
----------------------
   Class A                  -8.26%     6.55%      N/A        9.14%     4/19/93
   Class A Return After     -9.79%     2.71%      N/A        6.28%     4/19/93
    Taxes on Distributions
   Class A Return After
    Taxes on
    Distributions and       -5.01%     4.22%      N/A        6.68%     4/19/93
    Sale of Fund Shares
   Class B                  -8.06%     6.92%      N/A        9.83%     5/31/95
   Class C                  -4.33%     7.09%      N/A        9.20%     4/19/93
   Class Q                  -2.69%     8.13%      N/A        9.31%     8/31/95
   Class T                  -6.60%      N/A       N/A       -7.26%     3/31/00


Growth + Value Fund
-------------------
   Class A                  -34.28%    5.92%      N/A        5.64%     11/18/96
   Class A Return After     -34.28%    4.62%      N/A        4.36%     11/18/96
    Taxes on Distributions
   Class A Return After
    Taxes on
    Distributions and       -20.88%    4.94%      N/A        4.71%     11/18/96
    Sale of Fund Shares
   Class B                  -34.26%    6.11%      N/A        5.99%     11/18/96
   Class C                  -31.52%    6.40%      N/A        6.13%     11/18/96
   Class Q                  -30.97%     N/A       N/A       -40.78%    6/05/00


Research Enhanced Index
Fund
-----------------------
   Class A                  -17.24%     N/A       N/A       -5.14%     12/30/98
   Class A Return After     -17.24%     N/A       N/A       -5.30%     12/30/98
    Taxes on Distributions
   Class A Return After
    Taxes on
    Distributions and       -10.50%     N/A       N/A       -4.13%     12/30/98
    Sale of Fund Shares
   Class B                  -17.40%     N/A       N/A       -4.89%     12/30/98
   Class C                  -13.92%     N/A       N/A       -3.90%     12/30/98
   Class I                  -12.04%     N/A       N/A       -2.90%     12/30/98
   Class Q                  -12.32%     N/A       N/A       -15.74%     4/4/00


SmallCap Opportunities
Fund
----------------------
   Class A                  -35.61%   11.38%      N/A       13.52%      6/5/95
   Class A Return After     -36.05%    8.31%      N/A       10.88%      6/5/95
    Taxes on Distributions
   Class A Return After
    Taxes on
    Distributions and       -21.29%    8.43%      N/A       10.48%      6/5/95
    Sale of Fund Shares
   Class B                  -35.42%   11.66%      N/A       13.77%      6/5/95
   Class C                  -32.80%   11.88%      N/A       13.75%      6/5/95
   Class T                  -34.72%   12.06%     13.05%     10.82%      2/3/86
   Class I                  -31.68%     N/A       N/A       11.74%      4/1/99
   Class Q                  -31.59%     N/A       N/A       -27.72%     4/4/00


MidCap Opportunities Fund
-------------------------
   Class A                  -37.66%     N/A       N/A       13.24%     8/20/98
   Class A Return After     -37.66%     N/A       N/A        9.53%     8/20/98
    Taxes on Distributions
   Class A Return After
    Taxes on
    Distributions and       -22.94%     N/A       N/A        9.65%     8/20/98
    Sale of Fund Shares
   Class B                  -37.60%     N/A       N/A       13.90%     8/20/98
   Class C                  -35.00%     N/A       N/A       14.46%     8/20/98
   Class I                  -33.52%     N/A       N/A       15.69%     8/20/98
   Class Q                  -33.73%     N/A       N/A       -28.45%     4/4/00


Growth Opportunities Fund
-------------------------
   Class A                  -44.05%    4.48%      N/A        8.57%      6/5/95
   Class A Return After     -44.05%    1.63%      N/A        5.12%      6/5/95
    Taxes on Distributions
   Class A Return After
    Taxes on
    Distributions and       -26.83%    3.75%      N/A        6.53%      6/5/95
    Sale of Fund Shares
   Class B                  -43.99%    4.76%      N/A        8.84%      6/5/95
   Class C                  -41.60%    5.03%      N/A        8.86%      6/5/95
   Class T                  -43.37%    5.04%     8.95%       9.86%      2/3/86
   Class I                  -40.37%     N/A       N/A        7.05%     3/31/97
   Class Q                  -40.51%     N/A       N/A       -39.92%     6/1/00


Tax Efficient Equity Fund
-------------------------
   Class A                  -11.42%     N/A       N/A        0.10%     12/15/98
   Class A Return After     -11.50%     N/A       N/A        0.01%     12/15/98
    Taxes on Distributions
   Class A Return After
    Taxes on
    Distributions and       -6.95%      N/A       N/A        0.04%     12/15/98
    Sale of Fund Shares
   Class B                  -11.34%     N/A       N/A        0.57%     12/15/98
   Class C                  -7.65%      N/A       N/A        1.43%     12/15/98


ING Internet Fund
-----------------
   Class A                  -59.59%     N/A       N/A       -38.78%     7/1/99
   Class A Return After     -62.64%     N/A       N/A       -40.84%     7/1/99
    Taxes on Distributions
   Class A Return After
    Taxes on
    Distributions and       -32.65%     N/A       N/A       -27.32%     7/1/99
    Sale of Fund Shares
   Class B                  -58.98%     N/A       N/A       -38.22%     7/1/99
   Class C                  -57.77%     N/A       N/A       -37.70%     7/1/99


Large Company Value Fund
------------------------
   Class A(1)              -18.14%    6.78%     11.65%      3.78%     2/11/59
   Class A Return After     -18.49%    3.46%     8.14%                 2/11/59
    Taxes on Distributions
   Class A Return After
    Taxes on
    Distributions and       -10.72%    5.81%     8.55%
    Sale of Fund Shares
   Class B                 -17.83%     N/A        N/A      -22.73%    8/22/00
   Class C                 -14.67%     N/A        N/A      -20.07%    9/26/00


Biotechnology Fund
------------------
   Class A                   N/A       N/A        N/A        N/A      03/01/02
   Class A Return After      N/A       N/A        N/A        N/A      03/01/02
    Taxes on Distributions
   Class A Return After      N/A       N/A        N/A        N/A      03/01/02
    Taxes on
    Distributions and
    Sale of Fund Shares
   Class B                   N/A       N/A        N/A        N/A      03/01/02
   Class C                   N/A       N/A        N/A        N/A      03/01/02
   Class Q                   N/A       N/A        N/A        N/A      03/01/02


MidCap Value Fund
-----------------
   Class A                   N/A       N/A        N/A        N/A      01/31/02
   Class A Return After      N/A       N/A        N/A        N/A      03/01/02
    Taxes on Distributions
   Class A Return After      N/A       N/A        N/A        N/A      03/01/02
    Taxes on
    Distributions and
    Sale of Fund Shares
   Class B                   N/A       N/A        N/A        N/A      01/31/02
   Class C                   N/A       N/A        N/A        N/A      01/31/02


SmallCap Value Fund
-------------------
   Class A                   N/A       N/A        N/A        N/A      01/31/02
   Class A Return After      N/A       N/A        N/A        N/A      03/01/02
    Taxes on Distributions
   Class A Return After      N/A       N/A        N/A        N/A      03/01/02
    Taxes on
    Distributions and
    Sale of Fund Shares
   Class B                   N/A       N/A        N/A        N/A      01/31/02
   Class C                   N/A       N/A        N/A        N/A      01/31/02

--------------

(1) Prior to July 26, 2000, Lexington Management Corporation served as the adviser to the Fund and the Fund's shares were sold on a no-load basis. Effective July 26, 2000, the Fund's outstanding shares were classified as "Class A" shares.

      Reports and promotional literature may also contain the following information: (i) a description of the gross national or domestic product and populations, including but not limited to age characteristics, of various countries and regions in which a Fund may invest, as compiled by various organizations, and projections of such information; (ii) the performance of worldwide equity and debt markets; (iii) the capitalization of U.S. and foreign stock markets prepared or published by the International Finance Corporation, Morgan Stanley Capital International or a similar financial organization; (iv) the geographic distribution of a Fund's portfolio; (v) the major industries located in various jurisdictions; (vi) the number of shareholders in the Funds or other ING Funds and the dollar amount of the assets under management; (vii) descriptions of investing methods such as dollar-cost averaging, best day/worst day scenarios, etc.; (viii) comparisons of the average price to earnings ratio, price to book ratio, price to cash flow and relative currency valuations of the Funds and individual stocks in a Fund's portfolio, appropriate indices and descriptions of such comparisons; (ix) quotes from the Sub-Adviser of a Fund or other industry specialists; (x) lists or statistics of certain of a Fund's holdings including, but not limited to, portfolio composition, sector weightings, portfolio turnover rate, number of holdings, average market capitalization, and modern portfolio theory statistics; (xi) NASDAQ symbols for each class of shares of each Fund; and descriptions of the benefits of working with investment professionals in selecting investments.

      In addition, reports and promotional literature may contain information concerning the Investment Adviser, the Sub-Advisers, ING Capital, ING Funds Services, LLC or affiliates of the Company, the Investment Adviser, the Sub-Advisers, ING Capital or ING Funds Services, LLC including: (i) performance rankings of other funds managed by the Investment Adviser or a Sub-Adviser, or the individuals employed by the Investment Adviser or a Sub-Adviser who exercise responsibility for the day-to-day management of a Fund, including rankings of mutual funds published by Lipper Analytical Services, Inc., Morningstar, Inc., CDA Technologies, Inc., or other rating services, companies, publications or other persons who rank mutual funds or other investment products on overall performance or other criteria; (ii) lists of clients, the number of clients, or assets under management; (iii) information regarding the acquisition of the ING Funds by ING Capital; (iv) the past performance of ING Capital and ING Funds Services, LLC; (v) the past performance of other funds managed by the Investment Adviser; and (vi) information regarding rights offerings conducted by closed-end funds managed by the Investment Adviser.

                               GENERAL INFORMATION

Capitalization and Voting Rights

      The authorized capital stock of ING Investment Funds, Inc. consists of 500,000,000 shares of $.10 par value each, of which 200,000,000 shares are classified as Shares of MagnaCap Fund. The authorized capital stock of ING Financial Services Fund, Inc. consists of 100,000,000 shares of common stock having a par value of $0.001/per share. Holders of shares of ING Financial Services Fund, Inc. have one vote for each share held, and a proportionate fraction of a vote for each fraction of a share held. The authorized capital of ING Mutual Funds, ING Equity Trust, ING SmallCap Opportunities Fund, ING Growth Opportunities Fund, and ING Mayflower Trust, is in each case an unlimited number of shares of beneficial interest. The authorized capital of Large Company Value Fund consists of 500,000,000 shares of common stock having a par value of $0.001/per share. The authorized capital of ING Funds Trust consists solely of an unlimited number of shares of beneficial interest with a par value of $0.001 each. Holders of shares of each Funds have one vote for each share held. All shares when issued are fully paid, non-assessable, and redeemable. Shares have no preemptive rights. All shares have equal voting, dividend and liquidation rights. Shares have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Directors/Trustees can elect 100% of the Directors/Trustees if they choose to do so, and in such event the holders of the remaining shares voting for the election of Directors/Trustees will not be able to elect any person or persons to the Board of Directors/Trustees. Generally, there will not be annual meetings of shareholders. There will normally be no meetings of shareholders for the purpose of electing Directors/Trustees unless and until such time as less than a majority of the Directors/Trustees holding office have been elected by shareholders, at which time the Directors/Trustees then in office will call a shareholders' meeting for the election of Directors/Trustees. Shareholders may, in accordance with a Fund's charter, cause a meeting, of shareholders to be held for the purpose of voting on the removal of Directors/Trustees. Meetings of the shareholders will be called upon written request of shareholders holding in the aggregate not less than 10% of the outstanding shares of the affected Fund or class having voting rights. Except as set forth above and subject to the 1940 Act, the Directors/Trustees will continue to hold office and appoint successor Directors/Trustees.

      The Board of Directors/Trustees may classify or reclassify any unissued shares into shares of any series by setting or changing in any one or more respects, from time to time, prior to the issuance of such shares, the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or qualifications of such shares. Any such classification or reclassification will comply with the provisions of the 1940 Act. The Board of Directors/Trustees may create additional series (or classes of series) of shares without shareholder approval. Any series or class of shares may be terminated by a vote of the shareholders of such series or class entitled to vote or by the Directors/Trustees of the Company by written notice to shareholders of such series or class. Shareholders may remove Directors/Trustees from office by votes cast at a meeting of shareholders or by written consent.

Custodian

      The cash and securities owned by each of the Funds are held by State Street Bank and Trust Company, 801 Pennsylvania, Kansas City, Missouri 64105, as custodian, which takes no part in the decisions relating to the purchase or sale of the Fund's portfolio securities.

Legal Counsel

      Legal matters for each Company are passed upon by Dechert, 1775 Eye Street, N.W., Washington, D.C. 20006.

Independent Auditors

      KPMG LLP acts as independent auditors for the funds. KPMG is located at 355 South Grand Avenue, Los Angeles, California 90071.

Other Information

      Each Company is registered with the SEC as an open-end management investment company. Such registration does not involve supervision of the management or policies of the Company by any governmental agency. The Prospectus and this Statement of Additional Information omit certain of the information contained in each Company's Registration Statement filed with the SEC and copies of this information may be obtained from the SEC upon payment of the prescribed fee or examined at the SEC in Washington, D.C. without charge.

      Investors in the Funds will be kept informed of the Funds' progress through annual and semi-annual reports showing portfolio composition, statistical data and any other significant data, including financial statements audited by independent certified public accountants.

Reports to Shareholders

      The fiscal year of each Fund ends on May 31. Each Fund will send financial statements to its shareholders at least semiannually. An annual report containing financial statements audited by the independent auditors will be sent to shareholders each year.

Declaration of Trust

      Equity Trust, SmallCap Opportunities Fund, Growth Opportunities Fund, and Mayflower Trust are organized as Massachusetts business trusts. The Declaration of Trust of each of these Funds provides that obligations of the Fund are not binding upon its Trustees, officers, employees and agents individually and that the Trustees, officers, employees and agents will not be liable to the trust or its investors for any action or failure to act, but nothing in the Declaration of Trust protects a Trustee, officer, employee or agent against any liability to the trust or its investors to which the Trustee, officer, employee or agent would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of his or her duties. The Declaration of Trust also provides that the debts, liabilities, obligations and expenses incurred, contracted for or existing with respect to a designated Fund shall be enforceable against the assets and property of such Fund only, and not against the assets or property of any other Fund or the investors therein.

                              FINANCIAL STATEMENTS

      The financial statements from the Funds' May 31, 2001 Annual Reports and the Funds' November 30, 2001 Semi-Annual Reports are incorporated herein by reference. Copies of the Funds' Annual and Semi-Annual Reports may be obtained without charge by contacting ING Funds at 7337 E. Doubletree Ranch Road, Scottsdale, Arizona 85258, (800) 992-0180.

                       STATEMENT OF ADDITIONAL INFORMATION

                         7337 East Doubletree Ranch Road
                            Scottsdale, Arizona 85258
                                 (800) 992-0180

                                  March 1, 2002
                         (as supplemented April 11,2002)

                                 ING FUNDS TRUST
                          ING Classic Money Market Fund
                            ING High Yield Bond Fund
                           ING Intermediate Bond Fund
                        ING National Tax-Exempt Bond Fund

                           ING GNMA INCOME FUND, INC.
                              ING GNMA Income Fund

                           ING INVESTMENT FUNDS, INC.
                               ING High Yield Fund

                        ING LEXINGTON MONEY MARKET TRUST
                        ING Lexington Money Market Trust

                                ING MUTUAL FUNDS
                         ING High Yield Opportunity Fund
                              ING Money Market Fund
                            ING Strategic Income Fund




      This Statement of Additional Information ("SAI") relates to each series listed above (each a "Fund" and collectively the "ING Funds") of each investment company (each a "Company" and collectively the "Companies") listed above. A Prospectus or Prospectuses (the "Prospectus") for the ING Funds (except the ING Lexington Money Market Trust), dated March 1, 2002, and for the ING Lexington Money Market Trust, dated August 1, 2001, which provide the basic information you should know before investing in the ING Funds, may be obtained without charge from the ING Funds or the ING Funds' principal underwriter, ING Funds Distributor, Inc., at the address listed above. This SAI is not a prospectus and it should be read in conjunction with the Prospectuses, which have been filed with the U.S. Securities and Exchange Commission ("SEC"). In addition, the financial statements from the ING Funds' Annual Reports dated March 31, 2001, and the ING Funds' Semi-Annual Reports dated September 30, 2001, are incorporated herein by reference. Copies of the ING Funds' Prospectuses and Annual and Semi-Annual Shareholder Reports may be obtained without charge by contacting the ING Funds at the address and phone number written above.

                                TABLE OF CONTENTS




HISTORY OF THE REGISTRANTS...................................................1

MANAGEMENT OF THE ING FUNDS..................................................3

INVESTMENT ADVISER FEES.....................................................23

EXPENSE LIMITATION AGREEMENTS...............................................27

RULE 12b-1 PLANS............................................................30

CODE OF ETHICS..............................................................33

SUPPLEMENTAL DESCRIPTION OF INVESTMENTS.....................................33

INVESTMENT RESTRICTIONS.....................................................76

PORTFOLIO TRANSACTIONS......................................................84

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION..............................87

DETERMINATION OF SHARE PRICE................................................94

SHAREHOLDER INFORMATION.....................................................97

SHAREHOLDER SERVICES AND PRIVILEGES.........................................98

DISTRIBUTIONS..............................................................100

TAX CONSIDERATIONS.........................................................101

CALCULATION OF PERFORMANCE DATA............................................106

PERFORMANCE COMPARISONS....................................................110

GENERAL INFORMATION........................................................113

FINANCIAL STATEMENTS.......................................................115

                           HISTORY OF THE REGISTRANTS

ING Investment Funds, Inc.

      ING Investment Funds, Inc. ("Investment Funds") is a Maryland corporation registered as an open-end management investment company, and currently consists of two separately managed, diversified series, one of which, ING High Yield Fund ("High Yield Fund"), is discussed in this SAI. Investment Funds was organized in July 1969.

      On August 18, 1989, shareholders of the High Yield Fund approved a proposal to reorganize the High Yield Fund from a New York common law trust to a series of Pilgrim High Yield Trust, a Massachusetts business trust. Effective January 18, 1990, Pilgrim High Yield Trust changed its name to "Pilgrim Strategic Investment Series" ("PSIS"), and the High Yield Fund became a series of PSIS. Subsequently, on April 4, 1995, shareholders approved a proposal to reorganize High Yield Fund from a series of PSIS to a series of Investment Funds, in connection with the sale by the former Pilgrim Management Corporation of its name and its books and records related to the Fund to a subsidiary of Pilgrim America Capital Corporation (formerly Express America Holdings Corporation). This reorganization, while not changing the investment objectives, policies, or restrictions of the High Yield Fund, did result in a change of adviser and distributor.

     On July 14, 1995, the name of Investment Funds was changed from "Pilgrim Investment Funds, Inc." to "Pilgrim America Investment Funds, Inc.", and High Yield Fund's name was changed from "Pilgrim High Yield Fund" to "Pilgrim America High Yield Fund." On November 16, 1998, the name of Investment Funds became "Pilgrim Investment Funds, Inc.," and the name of High Yield Fund became "Pilgrim High Yield Fund." On March 1, 2002, the name of Investment Funds became "ING Investment Funds, Inc.," and the name of High Yield Fund became "ING High Yield Fund."

ING GNMA Income Fund, Inc.

      ING GNMA Income Fund, Inc. is a Maryland corporation registered as an open-end, management investment company consisting of one diversified series, ING GNMA Income Fund ("GNMA Income Fund"). ING GNMA Income Fund was organized on August 15, 1973 under the name of "Lexington Income Fund, Inc." On December 22, 1980, the Fund changed its name to "Lexington GNMA Income Fund, Inc." and the name of its sole series changed to "Lexington GNMA Income Fund"; on July 26, 2000, from "Lexington GNMA Income Fund, Inc." to "Pilgrim GNMA Income Fund, Inc." and "Lexington GNMA Income Fund" to "Pilgrim GNMA Income Fund," respectively; and on March 1, 2002, from "Pilgrim GNMA Income Fund, Inc." to "ING GNMA Income Fund, Inc." and "Pilgrim GNMA Income Fund" to "ING GNMA Income Fund," respectively.

ING Mutual Funds

      ING Mutual Funds ("Mutual Funds") is a Delaware business trust registered as an open-end management investment company that currently consists of twelve separately managed, diversified series, three of which are discussed in this SAI. Mutual Funds was organized in 1992. Prior to a reorganization, which became effective on July 24, 1998 (the "Reorganization"), Mutual Funds offered shares in a number of separate portfolios, each of which invested all of its assets in a corresponding master fund of Nicholas-Applegate Investment Trust. The Reorganization eliminated this two-tiered "master-feeder" structure.

      On March 15, 1999, the name of Mutual Funds changed from
"Nicholas-Applegate Mutual Funds" to "Pilgrim Mutual Funds" and the names of the following series were changed as follows:

Old Name                                       New Name
--------                                       --------
Nicholas-Applegate High Yield Bond Fund        Pilgrim High Yield Fund II
Nicholas-Applegate High Quality Bond Fund      Pilgrim High Quality Bond Fund

      On May 24, 1999, the name of the Pilgrim High Quality Bond Fund changed to "Pilgrim Strategic Income Fund."

      On March 1, 2002, the name of Mutual Funds changed from "Pilgrim Mutual Funds" to "ING Mutual Funds," and the names of each of the following Funds changed as follows:

Old Name                                       New Name
--------                                       --------
Pilgrim High Yield Fund II                     ING High Yield Opportunity Fund
Pilgrim Strategic Income Fund                  ING Strategic Income Fund
Pilgrim Money Market Fund                      ING Money Market Fund


ING Lexington Money Market Trust

      ING Lexington Money Market Trust ("Lexington Money Market Trust") is a Massachusetts business trust registered as an open-end, diversified management investment company. Lexington Money Market Trust was organized on June 30, 1977 under the name of "Banner Redi-Resources Trust." Its name was changed on March 2, 1979 from "Banner Redi-Resources Trust" to "Lexington Money Market Trust," and on March 1, 2002, to "ING Lexington Money Market Trust."

ING Funds Trust

      ING Funds Trust ("Funds Trust") is a Delaware business trust registered as an open-end management investment company. Funds Trust was organized on July 30, 1998. Funds Trust consists of eleven separately managed series (nine diversified series and two non-diversified series), four of which are discussed in this SAI. The four series discussed in this SAI are diversified. Funds Trust was established under a Trust Instrument dated July 30, 1998. On February 28, 2001, the name of Funds Trust was changed to Pilgrim Funds Trust, and the names of each of the following Funds were changed as follows:

Old Name                                   New Name
--------                                   --------
ING Intermediate Bond Fund                 Pilgrim Intermediate Bond Fund
ING High Yield Bond Fund                   Pilgrim High Yield Bond Fund
ING National Tax-Exempt Bond Fund          Pilgrim National Tax-Exempt Bond Fund
ING Money Market Fund                      ING Pilgrim Money Market Fund

   On March 1, 2002, the name of Funds Trust was changed from "Pilgrim Funds Trust" to "ING Funds Trust," and the names of each of the following funds were changed as follows:

Old Name                                   New Name
--------                                   --------
Pilgrim Intermediate Bond Fund             ING Intermediate Bond Fund
Pilgrim High Yield Bond Fund               ING High Yield Bond Fund
Pilgrim National Tax-Exempt Bond Fund      ING National Tax-Exempt Bond Fund
ING Pilgrim Money Market Fund              ING Classic Money Market Fund

                           MANAGEMENT OF THE ING FUNDS

Management of the ING Funds

      Set forth in the table below is information about each Director/Trustee of the ING Funds.

-------------------------------------------------------------------------------------------------------------------------
                                  Term of                                      Number of
                      Position(s) Office and                                   Portfolios in
                      held with   Length of   Principal Occupation(s) during   Fund Complex     Other Directorships held
Name, Address and Age Fund        Time             the Past 5 Years            overseen by      by Director/Trustee
                                  Served(1)                                    Director/Trustee
-------------------------------------------------------------------------------------------------------------------------
Independent
Directors/Trustees
-------------------------------------------------------------------------------------------------------------------------

Paul S. Doherty       Director/   10-29-99    Retired.  Mr. Doherty was             106       Mr. Doherty is a Trustee
7337 E. Doubletree    Trustee     to Present  formerly President and Partner,                 of the GCG Trust
Ranch Rd.                                     Doherty, Wallace, Pillsbury and                 (February 2002 to
Scottsdale, Arizona                           Murphy, P.C., Attorneys (1996                   present).
85258                                         to 2001); a Director of
Age:  67                                      Tambrands, Inc. (1993 to 1998);
                                              and a Trustee of each of the
                                              funds managed by Northstar
                                              Investment Management
                                              Corporation (1993 to 1999).
-------------------------------------------------------------------------------------------------------------------------
J. Michael Earley     Director/   2-22-02 to  President and Chief Executive         106         Mr. Earley is a Trustee
7337 E. Doubletree    Trustee     Present     Officer of Bankers Trust                          of the GCG Trust (1997 to
Ranch Rd.                                     Company, N.A. (1992 to present).                  present).
Scottsdale, Arizona
85258
Age:  56
-------------------------------------------------------------------------------------------------------------------------

R. Barbara Gitenstein  Director/  2-22-02 to  President of the College of New       106         Dr. Gitenstein is a
7337 E. Doubletree     Trustee    Present     Jersey (1999 to present);                         Trustee of the GCG Trust
Ranch Rd.                                     Executive Vice President and                      (1997 to present).
Scottsdale, Arizona                           Provost at Drake University
85258                                         (1992 to 1998).
Age:  53
-------------------------------------------------------------------------------------------------------------------------

Walter H. May         Director/   10-29-99    Retired.  Mr. May was formerly        106         Mr. May is a Trustee of
7337 E. Doubletree    Trustee     to Present  Managing Director and Director                    the Best Prep Charity
Ranch Rd.                                     of Marketing for Piper Jaffray,                   (1991 to present) and the
Scottsdale, Arizona                           Inc. (an investment                               GCG Trust (February 2002
85258                                         banking/underwriting firm).                       to present).
Age:  65                                      Mr. May was formerly a Trustee
                                              of each of the funds managed by
                                              Northstar Investment Management
                                              Corporation (1996 to 1999).
-------------------------------------------------------------------------------------------------------------------------

1 Directors/Trustees serve until their successors are duly elected and qualified.


-------------------------------------------------------------------------------------------------------------------------

Jock Patton            Director/   8-28-95   Private Investor.  Mr. Patton      106      Mr. Patton is a
7337 E. Doubletree     Trustee     to        is Director and Chief                       Trustee of the GCG
Ranch Rd.                          Present   Executive Officer of Rainbow                Trust (February
Scottsdale, Arizona                          Multimedia Group, Inc.                      2002 to present).
85258                                        (January 1999 to December 2001);            He is also Director
Age:  56                                     Director of Stuart                          of Hypercom Inc.
                                             Entertainment, Inc.; Director               (January 1999 to
                                             of Artisoft, Inc. (1994 to                  present); JDA
                                             1998); President and co-owner               Software Group,
                                             of StockVal, Inc. (November                 Inc. (January 1999
                                             1992 to June 1997) and a                    to present); Buick
                                             Partner and Director of the                 of Scottsdale,
                                             law firm of  Streich, Lang                  Inc.; National
                                             P.A. (1972 to 1993).                        Airlines, Inc.; and
                                                                                         BG Associates, Inc.

-------------------------------------------------------------------------------------------------------------------------

David W.C. Putnam     Director/   10-29-99    President and Director of F.L.        106         Mr. Putnam is a Trustee
7337 E. Doubletree    Trustee     to Present  Putnam Securities Company, Inc.                   of GCG Trust (Feb. 2002
Ranch Rd.                                     and its affiliates.  Mr. Putnam                   to present); Director of
Scottsdale, Arizona                           is also President, Secretary                      F.L. Putnam Securities
85258                                         and Trustee of The Principled                     Company, Inc. (June 1978
Age:  62                                      Equity Market Fund.  Mr. Putnam                   to present); F.L. Putnam
                                              was formerly a Trustee of each                    Investment Management
                                              of the funds managed by                           Company (December 2001 to
                                              Northstar Investment Management                   present); Asian American
                                              Corporation (1994 to 1999).                       Bank and Trust Company
                                                                                                (June 1992 to present); and
                                                                                                Notre Dame Health Care Center
                                                                                                (1991 to present). He is also
                                                                                                a Trustee of The Principled
                                                                                                Equity Market Fund (November
                                                                                                1996 to present); Progressive
                                                                                                Capital Accumulation Trust
                                                                                                (August 1998 to present);
                                                                                                Anchor International Bond
                                                                                                Trust (December 2000 to
                                                                                                present); F.L. Putnam
                                                                                                Foundation (December 2000 to
                                                                                                present); Mercy Endowment
                                                                                                Foundation (1995 to present);
                                                                                                and an Honorary Trustee of
                                                                                                Mercy Hospital (1973 to
                                                                                                present).
-------------------------------------------------------------------------------------------------------------------------

Blaine E. Rieke       Director/   2-26-01 to  General Partner of Huntington         106         Mr. Rieke is a
7337 E. Doubletree    Trustee     Present     Partners, an investment                           Director/Trustee of  the
Ranch Rd.                                     partnership (1997 to present).                    Morgan Chase Trust Co.
Scottsdale, Arizona                           Mr. Rieke was formerly Chairman                   (January 1998 to present)
85258                                         and Chief Executive Officer of                    and the GCG Trust
Age:  68                                      Firstar Trust Company (1973 to                    (February 2002 to
                                              1996).  Mr. Rieke was formerly                    present).
                                              the Chairman of the Board and a
                                              Trustee of each of the funds
                                              managed by ING Investment
                                              Management Co. LLC. (1998 to
                                              2001).
-------------------------------------------------------------------------------------------------------------------------

Roger B. Vincent      Director/   2-22-02 to  President of Spingwell                106         Mr. Vincent is a Trustee
7337 E. Doubletree    Trustee     Present     Corporation, a corporate                          of the GCG Trust (1994 to
Ranch Rd.                                     advisory firm (1989 to                            present) and a Director
Scottsdale, Arizona                           present).  Mr. Vincent was                        of AmeriGas Propane, Inc.
85258                                         formerly a director of Tatham                     (1998 to present).
Age: 56                                       Offshore, Inc. (1996 to 2000)
                                              and Petrolane, Inc. (1993 to 1995).
-------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------------

Richard A. Wedemeyer  Director/Tru2-26-01 to  Vice President - Finance and          106       Mr. Wedemeyer is a
7337 E. Doubletree                Present     Administration - of the Channel                 Trustee of Touchstone
Ranch Rd.                                     Corporation, an importer of                     Consulting Group (1997 to
Scottsdale, Arizona                           specialty alloy aluminum                        present) and the GCG
85258                                         products (1996 to present).                     Trust (February 2002 to
Age:  65                                      Mr. Wedemeyer was formerly Vice                 present).
                                              President - Finance and
                                              Administration - of
                                              Performance Advantage, Inc., a
                                              provider of training and
                                              consultation services (1992 to
                                              1996), and Vice President,
                                              Operations and Administration,
                                              of Jim Henson Productions
                                              (1979 to 1997). Mr. Wedemeyer
                                              was a Trustee of each of the
                                              funds managed by ING
                                              Investment Management Co. LLC.
                                              (1998 to 2001).
-------------------------------------------------------------------------------------------------------------------------

Directors/Trustees
who are "Interested
Persons"
-------------------------------------------------------------------------------------------------------------------------

R. Glenn Hilliard(2)  Director/   2-26-02 to  Chairman and CEO of ING               106       Mr. Hilliard serves as a
ING Americas          Trustee     Present     Americas and a member of its                    member of the Board of
5780 Powers Ferry                             Americas Executive Committee                    Directors of the Clemson
Road, NW Atlanta, GA                          (1999 to present). Mr. Hilliard                 University Foundation,
30327                                         was formerly Chairman and CEO                   the Board of Councilors
Age:  59                                      of ING North America,                           for the Carter Center, a
                                              encompassing the U.S., Mexico                   Trustee of the Woodruff
                                              and Canada regions (1994 to                     Arts Center and sits on
                                              1999).                                          the Board of Directors
                                                                                              for the High Museum of
                                                                                              Art.  Mr. Hilliard is
                                                                                              also a Trustee of the GCG
                                                                                              Trust (February 2002 to
                                                                                              present).

-------------------------------------------------------------------------------------------------------------------------

Thomas J. McInerney(3)Director/   2-26-01 to  Chief Executive Officer, ING          156       Mr. McInerney serves as a
7337 E. Doubletree    Trustee     Present     U.S. Financial Services                         Director/Trustee of
Ranch Rd.                                     (October 2001 to present);                      Aeltus Investment
Scottsdale, Arizona                           President, Chief Executive                      Management, Inc. (1997 to
85258                                         Officer, and Director of                        present); each of the
Age:  45                                      Northern Life Insurance Company                 Aetna Funds (April 2002
                                              (2001 to present); and                          to present); Ameribest
                                              President and Director of Aetna                 Life Insurance Co. (2001
                                              Life Insurance & Annuity                        to present);  Equitable
                                              Company (1997 to present),                      Life Insurance Co. (2001
                                              Aetna Retirement Holdings, Inc.                 to present); First
                                              (1997 to present), Aetna                        Columbine Life Insurance
                                              Investment Adviser Holding Co.                  Co. (2001 to present);
                                              (2000 to present), and Aetna                    Golden American Life
                                              Retail Holding Company (2000 to                 Insurance Co. (2001 to
                                              present).  Mr. McInerney was                    present); Life Insurance
                                              formerly General Manager and                    Company of Georgia (2001
                                              Chief Executive Officer of ING                  to present); Midwestern
                                              Worksite Division (since                        United Life Insurance Co.
                                              December 2000 to October 2001);                 (2001 to present);
                                              President of Aetna Financial                    ReliaStar Life Insurance
                                              Services (August 1997 to                        Co. (2001 to present);
                                              December 2000), head of                         Security Life of Denver
                                              National Accounts and Core                      (2001 to present);
                                              Sales and Marketing for Aetna                   Security Connecticut Life
                                              U.S. Healthcare (April 1996 to                  Insurance Co. (2001 to
                                              March 1997), head of Corporate                  present); Southland Life
                                              Strategies for Aetna Inc. (July                 Insurance Co. (2001 to
                                              1995 to April 1996), and has                    present); USG Annuity and
                                              held a variety of line and                      Life Company (2001 to
                                              corporate staff positions since                 present); and United Life
                                              1978.                                           and Annuity Insurance Co.
                                                                                              Inc (2001 to present); and
                                                                                              the GCG Trust (February
                                                                                              2002 to present). Mr.
                                                                                              McInerney is a member of
                                                                                              the Board of the National
                                                                                              Commission on Retirement
                                                                                              Policy, the Governor's
                                                                                              Council on Economic
                                                                                              Competitiveness and
                                                                                              Technology of Connecticut,
                                                                                              the Board of Directors of
                                                                                              the Connecticut Business
                                                                                              and Industry Association,
                                                                                              the Board of Trustees of
                                                                                              the Bushnell, the Board
                                                                                              for the Connecticut Forum,
                                                                                              and the Board of the Metro
                                                                                              Hartford Chamber of
                                                                                              Commerce, and is Chairman
                                                                                              of Concerned Citizens for
                                                                                              Effective Government.
-------------------------------------------------------------------------------------------------------------------------

2   Mr. Hilliard is an "interested person," as defined by the Investment Company
    Act of 1940, as amended (the "1940 Act"), because of his relationship with ING Americas, an affiliate of ING Investments, LLC.

3 Mr. McInerney is an "interested person," as defined by the 1940 Act, because of his affiliation with ING U.S. Worksite Financial Services, an affiliate of ING Investments, LLC.


-------------------------------------------------------------------------------------------------------------------------
John G. Turner(4)     Chairman    10-29-99    President, Turner Investment     106            Mr. Turner serves as a
7337 E. Doubletree    and         to Present  Company (since January 2002).                   member of the Board of
Ranch Rd.             Director/               Mr. Turner was formerly Vice                    the GCG Trust.  Mr.
Scottsdale, Arizona   Trustee                 Chairman of ING Americas (2000                  Turner also serves as a
85258                                         to 2001); Chairman and Chief                    Director of the Hormel
Age:  62                                      Executive Officer of ReliaStar                  Foods Corporation (May
                                              Financial Corp. and ReliaStar                   2000 to present), Shopko
                                              Life Insurance Company (1993 to                 Stores, Inc. (August 1999
                                              2000); Chairman of ReliaStar                    to present), and M.A.
                                              United Services Life Insurance                  Mortenson Co. (March 2002
                                              Company (1995 to 1998);                         to present)
                                              Chairman of ReliaStar Life
                                              Insurance Company of New York
                                              (1995 to 2001); Chairman of
                                              Northern Life Insurance Company
                                              (1992 to 2000); Chairman and
                                              Director/Trustee of the
                                              Northstar affiliated investment
                                              companies (1993 to 2001) and
                                              Director, Northstar Investment
                                              Management Corporation and its
                                              affiliates (1993 to 1999).
-----------------------------------------------------------------------------------------------------------------------------

----------------

4 Mr. Turner is an "interested person," as defined by the 1940 Act, because of his former affiliation with ING Americas, an affiliate of ING Investments, LLC.

Officers

   Information about the ING Funds' officers are set forth in the table below:

-------------------------------------------------------------------------------------------------------------------------
                         Positions Held with  Term of Office and Length of      Principal Occupation(s) During the Last
Name, Address and Age         the Fund            Time Served (1)(2)(3)                  Five Years (4)
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
James M. Hennessy        President, Chief     March 2002 to Present             President and Chief Executive Officer
7337 E. Doubletree       Executive Officer    (for the ING Funds)               of ING Capital Corporation, LLC, ING
Ranch Rd.                and Chief Operating                                    Funds Services, LLC, ING Advisors,
Scottsdale, Arizona      Officer                                                Inc., ING Investments, LLC, Lexington
85258                                         February 2001 to March 2002       Funds Distributor, Inc., Express
Age:  52                 President, Chief     (for the Pilgrim Funds)           America T.C. Inc. and EAMC Liquidation
                         Executive Officer                                      Corp. (since December 2001); Executive
                         and Chief Operating                                    Vice President and Chief Operating
                         Officer              July 2000 to February 2001        Officer of ING Quantitative Management,
                                              (for the Pilgrim Funds)           Inc. (since October 2001) and ING Funds
                         Chief Operating                                        Distributor, Inc. (since June 2000).
                         Officer                                                Formerly, Senior Executive Vice
                                                                                President (June 2000 to December 2000) and
                                                                                Secretary (April 1995 to December 2000) of
                                                                                ING Capital Corporation, LLC, ING Funds
                                                                                Services, LLC, ING Investments, LLC, ING
                                                                                Advisors, Inc., Express America T.C. Inc.,
                                                                                and EAMC Liquidation Corp.; and Executive
                                                                                Vice President, ING Capital Corporation, LLC
                                                                                and its affiliates (May 1998 to June 2000)
                                                                                and Senior Vice President, ING Capital
                                                                                Corporation, LLC and its affiliates (April
                                                                                1995 to April 1998).

-------------------------------------------------------------------------------------------------------------------------
Stanley D. Vyner         Executive Vice       March 2002 to Present             Executive Vice President of ING
7337 E. Doubletree       President            (for the ING Funds)               Advisors, Inc. and ING Investments, LLC
Ranch Rd.                                                                       (since July 2000) and Chief Investment
Scottsdale, Arizona                           July 1996 to March 2002           Officer of the International
85258                    Executive Vice       (for the international            Portfolios, ING Investments, LLC (since
Age:  51                 President            portfolios of the Pilgrim Funds)  July 1996).  Formerly, President and
                                                                                Chief Executive Officer of ING Investments,
                                                                                LLC (August 1996 to August 2000).

-------------------------------------------------------------------------------------------------------------------------
Mary Lisanti             Executive Vice       March 2002 to Present             Executive Vice President of ING
7337 E. Doubletree       President            (for the ING Funds)               Investments, LLC and ING Advisors, Inc.
Ranch Rd.                                                                       (since November 1999) and of ING
Scottsdale, Arizona                           May 1998 to March 2002            Quantitative Management, Inc. (since
85258                    Executive Vice       (for the domestic equity          July 2000); Chief Investment Officer of
Age:  45                 President            portfolios of the Pilgrim Funds)  the Domestic Equity Portfolios, ING
                                                                                Investments, LLC (since 1999). Formerly,
                                                                                Executive Vice President and Chief Investment
                                                                                Officer for the Domestic Equity Portfolios of
                                                                                Northstar Investment Management Corporation,
                                                                                whose name changed to Pilgrim Advisors, Inc.
                                                                                and subsequently became part of ING
                                                                                Investments, LLC (May 1998 to October 1999);
                                                                                Portfolio Manager with Strong Capital
                                                                                Management (May 1996 to 1998); a Managing
                                                                                Director and Head of Small- and
                                                                                Mid-Capitalization Equity Strategies at
                                                                                Bankers Trust Corp. (1993 to 1996).

-------------------------------------------------------------------------------------------------------------------------
Michael J. Roland        Executive Vice       March 2002 to Present             Executive Vice President, Chief
7337 E. Doubletree       President,           (for the ING Funds)               Financial Officer and Treasurer of ING
Ranch Rd.                Assistant Secretary                                    Funds Services, LLC, ING Funds
Scottsdale, Arizona      and Principal                                          Distributor, Inc., ING Advisors, Inc.,
85258                    Financial Officer    June 1998 to March 2002           ING Investments, LLC, ING Quantitative
Age:  43                                      (for the Pilgrim Funds)           Management, Inc., Lexington Funds
                         Senior Vice                                            Distributor, Inc., Express America T.C.
                         President and                                          Inc. and EAMC Liquidation Corp. (since
                         Principal Financial                                    December 2001).  Formerly, Senior Vice
                         Officer                                                President, ING Funds Services, LLC, ING
                                                                                Investments, LLC, and ING Funds Distributor,
                                                                                Inc. (June 1998 to December 2001) and Chief
                                                                                Financial Officer of Endeavor Group (April
                                                                                1997 to June 1998).

-------------------------------------------------------------------------------------------------------------------------
Ralph G. Norton III      Senior Vice          March 2002 to Present             Senior Vice President of ING Investment
7337 E. Doubletree       President            (for the ING Funds)               Advisors, Inc. and ING Investments, LLC
Ranch Rd.                                                                       (since October 2001) and Chief
Scottsdale, Arizona                           August 2001 to March 2002         Investment Officer of the Fixed Income
85258                    Senior Vice          (for the fixed income             Portfolios, ING Investments, LLC
Age: 42                  President            portfolios of the Pilgrim Funds)  (since October 2001).  Formerly, Senior
                                                                                Market Strategist, Aeltus Investment
                                                                                Management, Inc. (January 2001 to August
                                                                                2001) and Chief Investment Officer, ING
                                                                                Investments, LLC (1990 to January 2001).

-------------------------------------------------------------------------------------------------------------------------

Robert S. Naka           Senior Vice          March 2002 to Present             Senior Vice President and Assistant
7337 E. Doubletree       President and        (for the ING Funds)               Secretary of ING Funds Services, LLC,
Ranch Rd.                Assistant Secretary                                    ING Funds Distributor, Inc., ING
Scottsdale, Arizona                           November 1999 to March 2002       Advisors, Inc., ING Investments, LLC,
85258                    Senior Vice          (for the Pilgrim Funds)           ING Quantitative Management, Inc.
Age:  38                 President and                                          (since October 2001) and Lexington
                         Assistant Secretary  July 1994 to November 1999        Funds Distributor, Inc. (since December
                                              (for the Pilgrim Funds)           2001).  Formerly, Vice President, ING
                         Assistant Secretary                                    Investments, LLC (April 1997 to October
                                                                                1999), ING Funds Services, LLC
                                                                                (February 1997 to August 1999) and
                                                                                Assistant Vice President, ING Funds
                                                                                Services, LLC (August 1995 to February
                                                                                1997).

-------------------------------------------------------------------------------------------------------------------------

Robyn L. Ichilov         Vice President and   March 2002 to Present             Vice President of ING Funds Services,
7337 E. Doubletree       Treasurer            (for the ING Funds)               LLC (since October 2001) and ING
Ranch Rd.                                                                       Investments, LLC (since August 1997);
Scottsdale, Arizona      Vice President and   May 1998 to March 2002            Accounting Manager, ING Investments,
85258                    Treasurer            (for the Pilgrim Funds)           LLC (since November 1995).
Age:  34
                         Vice President       November 1997 to May 1998
                                              (for the Pilgrim Funds)
-------------------------------------------------------------------------------------------------------------------------
Kimberly A. Anderson     Vice President and   March 2002 to Present             Vice President for ING Quantitative
7337 E. Doubletree       Secretary            (for the ING Funds)               Management, Inc. (since October 2001);
Ranch Rd.                                                                       Vice President and Assistant Secretary
Scottsdale, Arizona                           February 2001 to March 2002       of ING Funds Services, LLC, ING Funds
85258                                         (for the Pilgrim Funds)           Distributor, Inc., ING Advisors, Inc.,
Age:  37                                                                        ING Investments, LLC (since October
                                                                                2001) and Lexington Funds Distributor, Inc.
                                                                                (since December 2001). Formerly, Assistant
                                                                                Vice President of ING Funds Services, LLC
                                                                                (November 1999 to January 2001) and has held
                                                                                various other positions with ING Funds
                                                                                Services, LLC for more than the last five
                                                                                years.

-------------------------------------------------------------------------------------------------------------------------
Lourdes R. Bernal        Vice President       March 2002 to Present             Vice President of ING Investments, LLC
7337 E. Doubletree                            (for certain ING Funds)           (since January 2002). Prior to joining
Ranch Rd.                                                                       ING Investments, LLC in 2002, Ms.
Scottsdale, Arizona                           February 2002 to present          Bernal was a Senior Manager in the
85258                                         (for the Pilgrim Funds)           Investment Management Practice,
Age:  32                                                                        PricewaterhouseCoopers LLP (July 2000
                                                                                to December 2001); Manager,
                                                                                PricewaterhouseCoopers LLP (July 1998 to July
                                                                                2000); Manager, Coopers & Lybrand LLP (July
                                                                                1996 to June 1998); Senior Associate, Coopers
                                                                                & Lybrand LLP (July 1992 to June 1996); and
                                                                                Associate, Coopers & Lybrand LLP (August 1990
                                                                                to June 1992).

-------------------------------------------------------------------------------------------------------------------------

Todd Modic                Assistant Vice      March 2002 to Present             Director of Financial Reporting of ING
7337 E. Doubletree        President           (for certain ING Funds)           Investments, LLC (since March 2001).
Ranch Rd.                                                                       Formerly, Director of Financial
Scottsdale, Arizona                           August 2001 to March 2002         Reporting, Axient Communications, Inc.
85258                                         (for the Pilgrim Funds)           (May 2000 to January 2001) and Director
Age:  34                                                                        of Finance, Rural/Metro Corporation
                                                                                (March 1995 to May 2000).
-------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------------
Maria M. Anderson        Assistant Vice       March 2002 to Present             Assistant Vice President of ING Funds
7337 E. Doubletree       President            (for certain ING Funds)           Services, LLC (since October 2001).
Ranch Rd.                                                                       Formerly, Manager of Fund Accounting
Scottsdale, Arizona                           August 2001 to March 2002         and Fund Compliance, ING Investments,
85258                                         (for the Pilgrim Funds)           LLC (September 1999 to November 2001);
Age: 43                                                                         Section Manager of Fund Accounting,
                                                                                Stein Roe Mutual Funds (July 1998 to August
                                                                                1999); and Financial Reporting Analyst, Stein
                                                                                Roe Mutual Funds (August 1997 to July 1998).


-------------------------------------------------------------------------------------------------------------------------

Denis P. Jamison         Senior Vice          March 2002 to Present             Senior Vice President, ING Investments,
7337 E. Doubletree       President and        (for certain ING Funds)           LLC (since July 2000).  Formerly,
Ranch Rd.                Senior Portfolio                                       Senior Vice President, Lexington
Scottsdale, Arizona      Manager              July 2000 to March 2002           Management Corporation (which was
85258                    (GNMA Income Fund,   (for certain Pilgrim Funds)       acquired by ING Investments, LLC's
Age:  54                 Money Market Fund                                      parent company in July 2000) (July 1981
                         and Lexington Money                                    to July 2000).
                         Market Trust)
-------------------------------------------------------------------------------------------------------------------------

Robert K. Kinsey         Vice President and   March 2002 to Present             Vice President, ING Investments, LLC
7337 E. Doubletree       Portfolio Manager    (for certain ING Funds)           (since March 1999).  Formerly, Vice
Ranch Rd.                (Strategic Income                                      President and the Fixed Income
Scottsdale, Arizona      Fund)                May 1999 to March 2002            Portfolio Manager, Federated Investors
85258                                         (for certain Pilgrim Funds)       (January 1995 to March 1999); and
Age:  43                                                                        Principal and Sub-Adviser, Harris
                                                                                Investment Management (July 1992 to
                                                                                January 1995).
-------------------------------------------------------------------------------------------------------------------------
Andy Mitchell            Vice President and   March 2002 to Present             Vice President, ING Investments, LLC
7337 E. Doubletree       Co-Portfolio Manager (for certain ING Funds)           (since July 2000).  Formerly, Senior
Ranch Rd.                (High Yield and                                        Credit Analyst, Katonah Capital (March
Scottsdale, Arizona      High Yield           October 2000 to March 2002        2000 to July 2000); Vice President and
85258                    Opportunity Funds)   (for certain Pilgrim Funds)       Senior High Yield Analyst, Merrill
Age:  38                                                                        Lynch Asset Management (March 1998 to
                                                                                March 2000); and Assistant Vice President and
                                                                                Senior High Yield Analyst, Schroder Capital
                                                                                Management (March 1994 to March 1998).

-------------------------------------------------------------------------------------------------------------------------

Roseann G. McCarthy      Assistant Vice       March 2002 to Present             Assistant Vice President, ING
7337 E. Doubletree       President and        (for certain ING Funds)           Investments, LLC (since July 2000).
Ranch Rd.                Portfolio Manager                                      Formerly, Assistant Vice President,
Scottsdale, Arizona      (GNMA Income Fund    July 2000 to March 2002           Lexington Management Corporation (which
85258                    and Lexington Money  (for certain Pilgrim Funds)       was acquired by ING Investments, LLC's
Age:  34                 Market Trust)                                          parent company in July 2000) (April
                                                                                1990 - July 2000).

-------------------------------------------------------------------------------------------------------------------------

Edwin Schriver           Senior Vice          March 2002 to Present             Senior Vice President (since November
7337 E. Doubletree       President and        (for certain ING Funds)           1999) and Senior Portfolio Manager
Ranch Rd.                Senior Portfolio                                       (since October 2001) for ING
Scottsdale, Arizona      Manager              October 2000 to March 2002        Investments, LLC.  Formerly, Senior
85258                    (Strategic Income,   (for certain Pilgrim Funds)       High Yield Analyst, Dreyfus Corporation
Age:  56                 High Yield and High                                    (April 1998 to November 1999);  and
                         Yield Opportunity                                      President, Cresent City Research (July
                         Funds)                                                 1993 to April 1998).

-------------------------------------------------------------------------------------------------------------------------

Russ Stiver              Vice President and   March 2002 to Present             Vice President, ING Investments, LLC
7337 E. Doubletree       Co-Portfolio Manager (for certain ING Funds)           (since May 2000).  Formerly, Acting
Ranch Rd.                (High Yield and                                        Vice President, ING Investments, LLC
Scottsdale, Arizona      High Yield           October 2000 to March 2002        (April 1999 to April 2000) and
85258                    Opportunity Funds)   (for certain Pilgrim Funds)       Portfolio Manager, Manulife Financial
Age:  39                                                                        (November 1996 to April 2000).
-------------------------------------------------------------------------------------------------------------------------

(1) The officers hold office until the next annual meeting of the Directors/Trustees and until their successors shall have been elected and qualified.

(2) Prior to May 1999, the Pilgrim family of funds consisted of 5 registrants with 8 series. As of May 24, 1999, the former Nicholas-Applegate Capital Management funds (consisting of 1 registrant with 11 series) joined the fund complex and the fund complex retained the name "Pilgrim Funds." On November 16, 1999, the former Northstar funds (consisting of 9 registrants with 22 series) joined the fund complex and the fund complex retained the name "Pilgrim Funds." On July 26, 2000, the former Lexington funds (consisting of 14 registrants with 14 series) joined the fund complex and the fund complex retained the name "Pilgrim Funds." On March 23, 2001, the original ING funds (consisting of 2 registrants with 18 series) joined the fund complex and the fund complex retained the name "Pilgrim Funds."

(3) On March 1, 2002, the former Aetna funds (consisting of 8 registrants with 50 series) joined the fund complex and the name of the fund complex changed to "ING Funds."

(4) The following documents the evolution of the name of each corporate entity referenced in the above biographies:

ING Investments, LLC (March 2002 - name changed from
ING Pilgrim Investments, LLC)
----------------------------------------------------
   ING Mutual Funds Management Co., LLC (April 2001 - merged
      into ING Pilgrim Investments, LLC)
   ING Pilgrim Investments, Inc. (February 2001 - merged into
      ING Pilgrim Investments, LLC)
   ING Pilgrim Investments, LLC (February 2001 - formed) ING Pilgrim
      Investments, Inc. (September 2000 - name changed from Pilgrim Investments, Inc.)
   Pilgrim Advisors, Inc.** (April 2000 - merged into Pilgrim
      Investments, Inc.)
   Pilgrim Investments, Inc. (October 1998 - name changed
      from Pilgrim America Investments, Inc.)
   Pilgrim America Investments, Inc. (April 1995 - name
      changed from Newco Advisory Corporation)
   Newco Advisory Corporation (December 1994 - incorporated)

   **Pilgrim Advisors, Inc. (November 1999 - name changed from Northstar Investment Management Corporation)


ING Funds Services, LLC (March 2002 - name changed
from ING Pilgrim Group, LLC)
--------------------------------------------------
   ING Pilgrim Group, Inc. (February 2001 - merged into
      Pilgrim Group LLC)
   ING Pilgrim Group, LLC (February 2001 - formed) ING Pilgrim Group, Inc.
      (September 2000 - name changed
      from Pilgrim Group, Inc.)
   Lexington Global Asset Managers, Inc. (July 2000 -
      merged into Pilgrim Group, Inc.)
   Northstar Administrators, Inc. (November 1999 - merged
      into Pilgrim Group, Inc.)
   Pilgrim Group, Inc. (October 1998 - name changed from
      Pilgrim American Group, Inc.)
   Pilgrim America Group, Inc. (April 1995 - name changed
      from Newco Holdings Management Corporation)
   Newco Holdings Management Corporation (December 1994 - incorporated)


ING Funds Distributor, Inc. (March 2002 - name changed
from ING Pilgrim Securities, Inc.)
------------------------------------------------------
   ING Pilgrim Securities, Inc. (September 2000 - name
      changed from Pilgrim Securities, Inc.)
   Northstar Distributors Inc. (November 1999 - merged into
      Pilgrim Securities, Inc.)
   Pilgrim Securities, Inc.  (October 1998 - name changed
      from Pilgrim America Securities, Inc.)
   Pilgrim America Securities, Inc. (April 1995 - name
      changed from Newco Distributors Corporation)
   Newco Distributors Corporation (December 1994
      -incorporated)


ING Capital Corporation, LLC (March 2002 - name changed
from ING Pilgrim Capital Corporation, LLC)
-------------------------------------------------------
   ING Pilgrim Capital Corporation (February 2001 - merged into ING Pilgrim
      Capital Corporation, LLC)
   ING Pilgrim Capital Corporation, LLC (February 2001 -
      formed)
   ING Pilgrim Capital Corporation (September 2000 - name
      changed from Pilgrim Capital Corporation)
   Pilgrim Capital Corporation (February 2000 - name changed
      from Pilgrim Holdings Corporation)
   Pilgrim Holdings Corporation (October 1999 - name changed from Northstar
      Holdings, Inc.)
   Northstar Holdings, Inc. (October 1999 - merged into
      Pilgrim Capital Corporation)
   Pilgrim Capital Corporation (June 1999 - name changed from
      Pilgrim America Capital Corporation)
   Pilgrim Capital Corporation (June 1999 - merged into
      Pilgrim America Capital Corporation)
   Pilgrim America Capital Corporation (April 1997 - incorporated)


ING Advisors, Inc. (March 2002 - name changed
from ING Pilgrim Advisors, Inc.)
---------------------------------------------
   ING Pilgrim Advisors, Inc. (March 2001 - name changed from
      ING Lexington Management Corporation)
   ING Lexington Management Corporation (October 2000 name
      changed from Lexington Management Corporation)
   Lexington Management Corporation (December 1996 - incorporated)


ING Quantitative Management, Inc. (March 2002 - name changed from ING Pilgrim Quantitative Management, Inc.)

   ING Pilgrim Quantitative Management, Inc. (March 2001 -
      name changed from Market Systems Research Advisors)
   Market Systems Research Advisors, Inc. (November 1986 - incorporated)

Board of Directors/Trustees

      The Board of Directors/Trustees governs each Fund and is responsible for protecting the interests of shareholders. The Directors/Trustees are experienced executives who oversee the ING Funds' activities, review contractual arrangements with companies that provide services to each Fund, and review each Fund's performance.

      Committees

 An Executive Committee of the Board of Directors/Trustees was formed in order to act on behalf of the full Board of Directors/Trustees between meetings when necessary. The following Directors/Trustees serve as members of the Executive
Committee: Messrs. Turner, McInerney, May and Patton. Mr. Turner serves as Chairman of the Committee. The Executive Committee held three (3) meetings during the year ended December 31, 2001.

      The Board of Directors/Trustees has an Audit Committee whose function is to meet with the independent auditors of each Company to review the scope of the Company's audit, its financial statements and interim accounting controls, and to meet with management concerning these matters, among other things. The Audit Committee currently consists of Messrs. Doherty, Earley, Rieke, Vincent, and Wedemeyer. Mr. Rieke serves as Chairman of the Committee. The Audit Committee held four (4) meetings during the year ended December 31, 2001.

     The Board of Directors/Trustees has formed a Valuation Committee whose function is to review the determination of the value of securities held by the ING Funds for which market quotations are not available. The Valuation Committee currently consists of Dr. Gitenstein and Messrs. May, Patton, and Putnam. Mr. Patton serves as Chairman of the Committee. The Valuation Committee held five
(5) meetings during the year ended December 31, 2001.

     The Board of Directors/Trustees has established a Nominating Committee for the purpose of considering and presenting to the Board of Directors/Trustees candidates it proposes for nomination to fill Independent Director vacancies on the Board of Directors/Trustees. The Nominating Committee currently consists of Dr. Gitenstein and Messrs. Doherty, May, and Wedemeyer. Mr. May serves as Chairman of the Committee. The Committee does not currently have a policy regarding whether it will consider nominees recommended by shareholders. The Nominating Committee held one (1) meeting during the year ended December 31, 2001.

      The Board of Directors/Trustees has established an Investment Review Committee that will monitor the investment performance of the ING Funds and to make recommendations to the Board of Directors/Trustees with respect to the ING Funds. The Committee for the fixed income funds currently consists of Messrs. Doherty, Earley, McInerney, and Putnam. Mr. Doherty serves as Chairman of the Committee. The Investment Review Committee was established on December 17, 2001; therefore, the Investment Review Committee did not hold any meetings during 2001.

Director/Trustee Ownership of Securities

      Set forth below is the dollar range of equity securities owned by each Director/Trustee as of December 31, 2001.

--------------------------------------------------------------------------------------------
                                                                             Aggregate
                                                                            Dollar Range
                                                                             of Equity
                                                                           Securities in
                                                                                all
                                                                             Registered
                                                                             Investment
                                                                             Companies
                                                                              Overseen by
                                                                  Lexington   Director/Trustee
                      GNMA                                        Money       in Family of
    Name of           Income      Mutual     Funds   Investment   Market      Investment
 Director/Trustee     Fund        Funds      Trust     Funds      Trust       Companies
-----------------------------------------------------------------------------------------------
Independent
Directors/Trustees
-----------------------------------------------------------------------------------------------
Paul S. Doherty       None        None       None       None       None       $10,001 - $50,000

J. Michael Earley     None        None       None       None       None          None

R. Barbara            None        None       None       None       None          None
Gitenstein

Walter H. May         None        Over       None       None       None       Over $100,000
                                $100,000

Jock Patton           None        None       None    $1 -          None       $50,001 - $100,000
                                                     $10,000

David W. C. Putnam    None        None       None       None       None          None

Blaine E. Rieke       None        None       None       None       None       $50,001 - $100,000

Roger B. Vincent      None        None       None       None       None          None

Richard A.            None     $10,001 -     None       None       None       $10,001 - $50,000
Wedemeyer                      $50,000
-----------------------------------------------------------------------------------------------

Directors/Trustees
who are
"Interested Persons"
-----------------------------------------------------------------------------------------------
R. Glenn Hilliard     None        None       None       None       None       Over $100,000

Thomas J.             None        None       None       None       None       $1 - $10,000
McInerney

John G. Turner        None    $1 - $10,000   None       None       None       Over $100,000
-----------------------------------------------------------------------------------------------

Independent Director/Trustee Ownership of Securities

      Set forth in the table below is information regarding each Independent Director/Trustee's (and his or her immediate family members) share ownership in securities of the ING Funds' investment adviser or principal underwriter, and the ownership of securities in an entity controlling, controlled by or under common control with the investment adviser or principal underwriter of the ING Funds (not including registered investment companies).

--------------------------------------------------------------------------------------------
                      Name of
                    Owners and
                   Relationship                Title of    Value of
 Name of Director  to Director      Company     Class      Securities   Percentage of Class
--------------------------------------------------------------------------------------------

Paul S. Doherty        N/A          N/A          N/A          $0               N/A

J. Michael Earley      N/A          N/A          N/A          $0               N/A

R. Barbara             N/A          N/A          N/A          $0               N/A
Gitenstein

Walter H. May          N/A          N/A          N/A          $0               N/A

Jock Patton            N/A          N/A          N/A          $0               N/A

David W. C. Putnam     N/A          N/A          N/A          $0               N/A

Blaine E. Rieke        N/A          N/A          N/A          $0               N/A

Roger B. Vincent       N/A          N/A          N/A          $0               N/A

Richard A.             N/A          N/A          N/A          $0               N/A
Wedemeyer
--------------------------------------------------------------------------------------------


Compensation of Directors/Trustees

      Each Fund pays each Director/Trustee who is not an interested person a pro rata share, as described below, of: (i) an annual retainer of $35,000 (Messrs. Patton and May, as lead directors, receive an annual retainer of $45,000); (ii) $5,500 for each in person meeting of the Board; (iii) $1,000 per attendance of any committee meeting; (iv) $1,000 per telephonic meeting; and (v) out-of-pocket expenses. The pro rata share paid by each Fund is based on each Fund's average net assets as a percentage of the average net assets of all the funds managed by the ING Funds' investment adviser for which the Directors/Trustees serve in common as Directors/Trustees

      The following table sets forth information regarding compensation of Directors/Trustees by each Company and other funds managed by the ING Funds' investment adviser for the year ended December 31, 2001. (This period was chosen because the ING Funds have varying fiscal year ends). Officers of the Companies and Directors/Trustees who are interested persons of the Companies do not receive any compensation from the Fund or any other funds managed by the ING Funds' investment adviser.

                               Compensation Table

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                Total
                                                           Aggregate                         Pension or
                                Aggregate                  Compensation                      Retirement             Compensation
                        Aggregate       Compensation  Aggregate    From        Aggregate     Benefits   Estimated   from Registrant
                        Compensation    From          Compensation Lexington   Compensation  Accrued    Annual      and Fund Complex
Name of                 From            GNMA          From         Money       From          As Part    Benefits    Paid to
Person,                 Mutual          Income        Investment   Market      Funds         of Fund    Upon        Directors/
Position                Funds(1)        Fund          Funds(1)     Trust       Trust(1)      Expenses   Retirement  Trustees
----------------------------------------------------------------------------------------------------------------------------------

Mary A. Baldwin(2)       9,716           2,169         1,719       169           1,468         N/A          N/A         43,688
Advisory Board Member


Al Burton(3)             1,636             421           259        23                3        N/A          N/A          5,500
Director/Trustee


S.M.S. Chadha(2)           781             188           163        17              253        N/A          N/A         11,250
Advisory Board Member


Paul S. Doherty         12,722           2,917         2,258       223            1,921        N/A          N/A         56,188
Director/Trustee


Robert B. Goode, Jr.(3)  1,636             421           259        23                3        N/A          N/A          5,500
Director/Trustee


Alan S. Gosule(4)       12,722           2,917         2,258       223            1,921        N/A          N/A         56,188
Director/Trustee


Joseph N. Hankin(5)      1,239             319           197        18                3        N/A          N/A          4,167
Director/Trustee


Walter H. May           14,817           3,359         2,645        263            2,415        N/A          N/A         65,188
Director/Trustee


Andrew M. McCosh(2)        781             188           163         17             253         N/A          N/A         11,250
Advisory Board Member


Thomas J. McInerney(6)(8)  N/A             N/A           N/A        N/A             N/A         N/A          N/A            N/A
Director/Trustee


Jock Patton             14,564           3,318          2,598       258           2,352         N/A          N/A         64,188
Director/Trustee


David W.C. Putnam       11,085           2,496         1,999        200           1,919         N/A          N/A         50,688
Director/Trustee


Jack D. Rehm(5)          1,239             319           197         18               3         N/A          N/A          4,167
Director/Trustee


Blaine E. Rieke(7)      12,325           2,815         2,196        218           1,921         N/A          N/A         54,855
Director/
Trustee


John R. Smith(3)         1,636             421            259        23               3         N/A          N/A          5,500
Director/Trustee


Robert W. Stallings(3)(8)  N/A             N/A            N/A       N/A             N/A         N/A          N/A            N/A
Director/Trustee


John G. Turner(8)          N/A             N/A            N/A       N/A             N/A         N/A          N/A            N/A
Director/Trustee


David W. Wallace(3)      1,636             421            259        23               3         N/A          N/A           5,500
Director/Trustee


Richard A. Wedemeyer(7) 11,036           2,608          1,951       193           1,588         N/A          N/A          47,855
Director/Trustee
----------------------------------------------------------------------------------------------

(1) Compensation for Directors/Trustees includes compensation paid by funds that are not discussed in the Prospectuses or the SAI.
(2)   Resigned as an Advisory Board Member on December 31, 2001.
(3)   Resigned as Director/Trustee effective February 26, 2001.
(4)   Resigned as a Director/Trustee effective December 28, 2001.
(5)   Resigned as a Director/Trustee effective March 23, 2001.
(6)   Elected as a Director/Trustee of the ING Funds on February 26, 2001.
(7) Formerly a Trustee of the original Funds Trust. Elected as a Director/ Trustee of the other ING Funds effective February 26, 2001.
(8) "Interested person," as defined in the "1940 Act," of the Company because of the affiliation with an investment adviser to the ING Funds. Officers and Directors/Trustees who are interested persons do not receive any compensation from the ING Funds.

Control Persons and Principal Shareholders

      Control is defined by the 1940 Act as the beneficial ownership, either directly or through one or more controlled companies, of more than 25 percent of the voting securities of the company. A control person may be able to take actions regarding its Fund without the consent or approval of shareholders. As of January 31, 2002, Lion Connecticut Holdings Inc., 151 Farmington Avenue, Hartford, Connecticut 06156, owned of record 62.56%, 48.08%, 89.91% and 36.80% of the High Yield Bond Fund, Intermediate Bond Fund, National Tax Exempt Bond Fund, and Strategic Income Funds, respectively, and, therefore, is a control person of each of those ING Funds. Lion Connecticut Holdings, Inc. also is an affiliate of the parent company of the ING Funds' investment adviser.

      As of January 31, 2002, the Directors/Trustees and officers as a group owned less than 1% of any class of each Fund's outstanding shares. As of that date, to the knowledge of management, no person owned beneficially or of record more than 5% of the outstanding shares of any class of the ING Funds, except as follows:

-------------------------------------------------------------------------------------
                                                Class and
                                                Type of     Percentage  Percentage
       Fund                 Address             Ownership   of Class    of Fund

-------------------------------------------------------------------------------------

GNMA Income Fund   First Clearing Corporation   Class M      8.66%      0.0058%
                   Cust FBO                     Beneficial
                   Charles Banks IRA, Acct      Owner
                   #1323-3486
                   4723 East 138th Terrace
                   Grandview, MO 64030


GNMA Income Fund   Wexford Clearing Services    Class M      6.90%      0.0046%
                   FBO Advest Inc Cust          Beneficial
                   FBO Donald Stubbings IRA     Owner
                   7 Washington Ave
                   Hicksville, NY 11801


GNMA Income Fund   Wexford Clearing Services    Class M      5.73%      0.0038%
                   FBO Advest Inc Cust          Beneficial
                   FBO Marie Lippolis IRA       Owner
                   17-D Hollandale Ln, Apt D
                   Clifton Park, NY 12065


GNMA Income Fund   NFSC FBO                     Class M      6.61%      0.0044%
                   Jack Boyle Trust, Acct       Beneficial
                   #APX-682462                  Owner
                   6110 Pleasant Ridge Rd
                   Arlington, TX 76016


GNMA Income Fund   PaineWebber                  Class M     10.67%      0.0071%
                   FBO Larry Randolph           Beneficial
                   PO Box 3321                  Owner
                   Weehawken, NJ 07086


GNMA Income Fund   Wedbush Morgan Securities    Class Q     15.65%      0.0046%
                   FBO                          Beneficial
                   Acct #7907-9961              Owner
                   1000 Wilshire Avenue
                   Los Angeles, CA 90017


GNMA Income Fund   LPL Financial Services FBO   Class Q      8.52%      0.0025%
                   Acct #1172-4519              Beneficial
                   9785 Towne Centre Dr         Owner
                   San Diego, CA 92121


GNMA Income Fund   State Street Bank & Trust    Class Q      9.28%      0.0027%
                   Cust FBO                     Beneficial
                   Susan Skakel Rand IRA        Owner
                   PO Box 452
                   Salisbury, CT 06068


High Yield Bond    Lion Connecticut Holdings    Class A     76.36%     62.5562%
Fund               Inc                          Record Owner
                   151 Farmington Ave
                   Hartford, CT 06156


High Yield Bond    Margaret Engstrom Ttee       Class B      5.42%      0.8010%
Fund               FBO Frederick Engstrom       Record Owner
                   Trust
                   170 Brentwood Dr
                   Dearborn, MI 48124


High Yield Bond    First Trust Corp Ttee        Class C      7.01%      0.2305%
Fund               FBO Natasha Bennett          Beneficial
                   PO Box 173301                Owner
                   Denver, CO 80217


High Yield Fund    National Investor Services   Class M      7.08%      0.2202%
                   FBO Acct #509-49669-25       Beneficial
                   55 Water Street, 32nd Floor  Owner
                   New York, NY 10041


High Yield         Wells Fargo Investments LLC  Class Q     62.37%      0.5358%
Opportunity Fund   FBO Acct #7712-3431          Beneficial
                   608 2nd Ave S Fl 8           Owner
                   Minneapolis, MN 55402


High Yield         Deutsche Bank Alex Brown     Class Q     11.53%      0.0990%
Opportunity Fund   FBO Acct #705-80762-12       Beneficial
                   PO Box 1346                  Owner
                   Baltimore, MD 21203


High Yield         Dain Rauscher Cust           Class Q     14.50%      0.1245%
Opportunity Fund   FBO Donald Joseph Schulteis  Beneficial
                   Segregated Rollover IRA      Owner
                   5707 Still Forest Dr
                   Dallas, TX 75252


Classic Money      State Street Bank & Trust    Class B      6.40%      0.0236%
Market Fund        Co Cust                      Beneficial
                   FBO Robert Sherman IRA       Owner
                   10444 Garnett St
                   Shawnee Mission, KS 66214


Classic Money      Legg Mason Wood Walker, Inc. Class B      8.06%      0.0297%
Market Fund        FBO 413-70459-12             Beneficial
                   PO Box 1476                  Owner
                   Baltimore, MD 21203


Classic Money      Legg Mason Wood Walker, Inc. Class B      8.56%      0.0316%
Market Fund        FBO 413-05721-10             Beneficial
                   PO Box 1476                  Owner
                   Baltimore, MD 21203


Classic Money      Legg Mason Wood Walker, Inc. Class B      7.95%      0.0293%
Market Fund        FBO 413-70943-16             Beneficial
                   PO Box 1476                  Owner
                   Baltimore, MD 21203


Classic Money      First Clearing Corporation   Class B      9.58%      0.0353%
Market Fund        FBO Acct # 3216-9858, James  Beneficial
                   Godwin                       Owner
                   10 Dunnam Lane
                   Houston, TX 77024


Classic Money      Pineview Mobile Homes        Class C     28.59%      0.0730%
Market Fund        401(k) Plan                  Record Owner
                   PO Box 319
                   Waterville, ME 04903


Classic Money      Alexander David Begin        Class C     29.35%      0.0749%
Market Fund        4055 Willoway Pl             Record Owner
                   Bloomfield Hills, MI 48302


Classic Money      Diane Gail Begin             Class C     29.35%      0.0749%
Market Fund        4055 Willoway Pl             Record Owner
                   Bloomfield Hills, MI 48302


Classic Money      Charles Koebel               Class I     52.37%      0.0000%
Market Fund        17 N Fir Street              Record Owner
                   Chandler, AZ 85226


Intermediate Bond  Lion Connecticut Holdings    Class A     78.32%     48.0793%
Fund               Inc                          Record Owner
                   151 Farmington Ave
                   Hartford, CT 06156


Intermediate Bond  None with App Tr             Class I     100.00%    15.5683%
Fund               ING National Trust           Record Owner
                   151 Farmington Ave #41
                   Hartford, CT 06156


Money Market Fund  ING Capital Corp             Class A      7.37%      3.7165%
                   Deferred Comp Plan           Record Owner
                   FBO Robert Stallings
                   7337 E Doubletree Ranch Rd
                   Scottsdale, AZ 85258


Money Market Fund  Dean Witter FBO              Class A      6.51%     32.7995%
                   Jarko Investment Fund LLC    Beneficial
                   PO Box 250                   Owner
                   New York, NY 10008


National Tax       Lion Connecticut Holdings    Class A     95.92%     89.9103%
Exempt Bond Fund   Inc                          Record Owner
                   151 Farmington Ave
                   Hartford, CT 06156


National Tax       Estelle Simmons Rev Trust    Class B     12.28%      0.6285%
Exempt Bond Fund   Rt 3 Box 227                 Record Owner
                   Okemah, OK 74859


National Tax       Edwin Donald Broderick Jr &  Class C     40.27%      0.8813%
Exempt Bond Fund   Regina Marie Broderick       Record Owner
                   1936 Chippewa Dr
                   Wheaton, IL 60187


National Tax       PaineWebber                  Class C     43.31%      0.9479%
Exempt Bond Fund   FBO George Van Waters King   Beneficial
                   Trust                        Owner
                   73-561 Minzah Way
                   Palm Desert, CA 92260


Strategic Income   Lion Connecticut Holdings    Class A     55.30%     36.7984%
Fund               Inc                          Record Owner
                   5780 Powers Ferry Rd NW
                   Atlanta, GA 30327


Strategic Income   LPL Financial Services       Class Q     15.75%      0.0333%
Fund               FBO Acct #3602-5409          Beneficial
                   9785 Towne Centre Dr         Owner
                   San Diego, CA 92121
-------------------------------------------------------------------------------------

Investment Adviser

      The Investment Adviser for the ING Funds is ING Investments, LLC, ("ING Investments" or "Investment Adviser"), which is registered as an investment adviser with the SEC and serves as an investment adviser to registered investment companies (or series thereof), as well as privately managed accounts. ING Investments, subject to the authority of the Directors/Trustees of the ING Funds, has the overall responsibility for the management of each Fund's portfolio subject to delegation of certain responsibilities to ING Investment Management, LLC ("IIM") as the Sub-Adviser for the Intermediate Bond Fund , High Yield Bond Fund, and Classic Money Market Fund, and to Furman Selz Capital Management ("FSCM") as the Sub-Adviser to the National Tax-Exempt Bond Fund. ING Investments is a direct, wholly owned subsidiary of ING Groep N.V. (NYSE: ING) ("ING Group"). ING Group is a global financial institution active in the field of insurance, banking, and asset management in more than 65 countries, with more than 100,000 employees.

      On February 26, 2001, the name of the Investment Adviser changed from "ING Pilgrim Investments, Inc." to "ING Pilgrim Investments, LLC." On March 1, 2002, the name of the Investment Adviser changed to "ING Investments, LLC." Prior to April 30, 2001, ING Mutual Funds Management Co. LLC ("IMFC") served as investment adviser to certain of the ING Funds. On April 30, 2001, IMFC, an indirect wholly owned subsidiary of ING Group that had been under common control with ING Investments, merged with ING Investments.

      ING Investments serves pursuant to separate Investment Management Agreements between ING Investments and each Company. The Investment Management Agreements require the Investment Adviser to oversee the provision of all investment advisory and portfolio management services for each Fund, respectively. ING Investments has delegated certain management responsibilities to certain other investment advisers (each a "Sub-Adviser" and, collectively, the "Sub-Advisers") for several of the ING Funds, pursuant to a sub-advisory agreement (each a "Sub-Advisory Agreement" and, collectively, the "Sub-Advisory Agreemetns"). ING Investments, as Investment Adviser, oversees the investment management of the Sub-Advisers for the ING Funds.

      Each Investment Management Agreement requires the Investment Adviser to provide, subject to the supervision of the Board of Directors/Trustees, investment advice and investment services to the Fund and to furnish advice and recommendations with respect to investment of each Fund's assets and the purchase or sale of its portfolio securities. The Investment Adviser also provides investment research and analysis. Each Investment Management Agreement provides that the Investment Adviser is not subject to liability to the Fund for any act or omission in the course of, or connected with, rendering services under the Agreement, except by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties under the Agreement.

      After an initial two year term, each Investment Management Agreement and Sub-Advisory Agreement continues in effect from year to year so long as such continuance is specifically approved at least annually by (a) the Board of Directors/Trustees or (b) the vote of a "majority" (as defined in the 1940 Act) of the Fund's outstanding shares voting as a single class; provided, that in either event the continuance is also approved by at least a majority of the Board of Directors/Trustees who are not "interested persons" (as defined in the 1940 Act) of the Investment Adviser by vote cast in person at a meeting called for the purpose of voting on such approval.

      In connection with their deliberations relating to each Fund's current Investment Management Agreement and Sub-Advisory Agreement, the Board of Directors/Trustees considered information that had been provided by ING Investments and the Sub-Advisers to the ING Funds that engage them. In considering the Investment Management Agreements and Sub-Advisory Agreements, the Board of Directors/Trustees considered several factors they believed, in light of the legal advice furnished to them by their independent legal counsel and their own business judgment, to be relevant. The factors considered by the Board of Directors/Trustees in reviewing the Investment Management Agreement included, but were not limited to the following: (1) the performance of the ING Funds; (2) the nature and quality of the services provided by ING Investments;
(3) the fairness of the compensation under the Investment Management Agreements in light of the services provided; (4) the profitability to ING Investments from the Investment Management Agreement; (5) the personnel, operations, financial condition, and investment management capabilities, methodologies and performance of ING Investments, as well as its efforts in recent years to build its investment management capabilities and administrative infrastructure; and (6) the expenses borne by shareholders of the ING Funds. The Board of Directors/Trustees also considered the total services provided by the Administrator as well as the fees the Administrator receives for such services.

      The factors considered by the Board of Directors/Trustees in reviewing the Sub-Advisory Agreements included, but were not limited to the following: (1) the performance of the ING Funds; (2) the nature and quality of the services provided by the Sub-Advisers; (3) the fairness of the compensation under the Sub-Advisory Agreements in light of the services provided; (4) the personnel, operations, financial condition, and investment management capabilities, methodologies and performance of each Sub-Adviser; and (5) the costs for the services of the Sub-Adviser. The Board of Directors/Trustees also considered the advisory fee retained by ING Investments for its services to sub-advised ING Funds.

      In reviewing the terms of each Investment Management Agreement and each Sub-Advisory Agreement and in discussions with the Investment Adviser concerning such Investment Management Agreements and Sub-Advisory Agreements, the Independent Directors/Trustees were represented by independent legal counsel. Based upon its review, the Board of Directors/Trustees has determined that the Investment Management Agreements and Sub-Advisory Agreements are in the interests of the ING Funds and their shareholders. Accordingly, after consideration of the factors described above, and such other factors and information it considered relevant, the Board of Directors/Trustees, including the unanimous vote of the Independent Directors/Trustees, approved the Investment Management Agreements and Sub-Advisory Agreements.

      Each Investment Management Agreement is terminable without penalty with not less than 60 days' notice by the Board of Directors/Trustees or by a vote of the holders of a majority of the Fund's outstanding shares voting as a single class, or upon not less than 60 days' notice by the Investment Adviser. The Investment Management Agreement will terminate automatically in the event of its "assignment" (as defined in the 1940 Act).

      As of December 31, 2001, ING Investments had assets under management of $17.6 billion.

                             INVESTMENT ADVISER FEES

      The Investment Adviser bears the expenses of providing its services, and pays the fees of the Sub -Adviser (if any). For its services, each Fund pays the Investment Adviser a monthly fee in arrears equal to the following as a percentage of the Fund's average daily net assets during the month:

--------------------------------------------------------------------------------
Series                Annual Investment Management Fee
--------------------------------------------------------------------------------

GNMA Income Fund      0.60% of the first $150 million of the Fund's
                      average net assets, 0.50% of the next $250 million of
                      average net assets, 0.45% of the next $400 million of
                      average net assets and 0.40% of the average net assets in
                      excess of $800 million


High Yield Bond Fund  0.65% of the Fund's average net assets


High Yield Fund       0.60% of the Fund's average daily net asset
                      value. Prior to April 17, 1998, the Investment Management
                      fee was an annual fee at a rate of 0.75% on the first $25
                      million in net assets, 0.625% on net assets over $25
                      million up to $100 million, 0.50% on net assets over $100
                      million up to $500 million, and 0.40% for net assets over
                      $500 million


High Yield            0.60% of the Fund's average net assets
Opportunity Fund


Intermediate Bond     0.50% of the Fund's average net assets
Fund


National Tax-Exempt   0.50% of the Fund's average net assets
Bond Fund


Money Market Fund     0.35% of the Fund's average net assets


Strategic Income Fund 0.45% of the first $500 million of the Fund's average net assets, 0.40% of the next $250 million of average net assets, and 0.35% of the average net assets in excess of $750 million


Classic Money Market  0.25% of the Fund's average net assets
Fund


Lexington Money       0.50% of the first $500 million of the Fund's  average
Market Trust          daily net assets and 0.45% thereafter
--------------------------------------------------------------------------------


      Total Advisory Fees Paid by ING Funds that are Series of Mutual Funds and by High Yield Fund for Fiscal Years Ended:

--------------------------------------------------------------------------------
                                March 31              June 30
--------------------------------------------------------------------------------

                                2001(1)         2000            1999
                                ----            ----            ----

Strategic Income Fund           $60,425         $59,874         $23,699(2)

High Yield                      $755,481        $634,448        $132,246(2)
Opportunity Fund

Money Market Fund(3)            $166,203        $80,974            N/A

High Yield Fund                 $1,082,525      $2,204,503      $2,176,246
--------------------------------------------------------------------------------

(1) Reflects nine month period from July 1, 2000 to March 31, 2001. Effective March 23, 2001, these ING Funds changed their fiscal year end to March 31 from June 30.

(2) Reflects three month period from April 1, 1999 to June 30, 1999. Effective May 24, 1999, these ING Funds changed their fiscal year end to June 30 from March 31.

(3) Prior to the Reorganization, Mutual Funds had not engaged the services of an investment adviser for the Company's A, B, C and Institutional Portfolios because these portfolios invested all their assets in master funds of the Master Trust. Consequently, the amounts of the advisory fees reported for Mutual Funds were for services provided to the master funds of the Master Trust.


                Total Advisory Fees Paid by GNMA Income Fund and
              Lexington Money Market Trust for Fiscal Years Ended:

--------------------------------------------------------------------------------
                    March 31                        December 31
                    --------                        -----------
                     2001(1)            2000          1999             1998
                     ----               ----          ----             ----

GNMA Income Fund    $565,984         $1,949,162     $1,844,256      $1,224,048

Lexington Money      $77,318           $403,175       $422,726        $455,434
Market Trust(2)

(1) Reflects three month period from December 31, 2000 to March 31, 2001. Effective July 26, 2000, these ING Funds changed their fiscal year ends to March 31.

(2) Does not reflect LMC's reimbursement to Lexington Money Market Trust of $9,546 in 1999.



         Total Advisory Fees Paid by ING Funds that are Series of Funds
              Trust and by High Yield Fund for Fiscal Years Ended:

--------------------------------------------------------------------------------
                         March 31                October 31
                         --------                ----------

                         2001(1)          2000                  1999
                         ----             ----                  ----

High Yield Bond Fund     $106,709       $259,537              $172,459

Intermediate Bond Fund   $83,074        $182,829              $140,136

National Tax-Exempt      $48,847        $101,496                 N/A
Bond Fund

Classic Money Market     $514,331       $932,291              $168,913
Fund
--------------------------------------------------------------------------------

(1) Reflects five month period from November 1, 2000 to March 31, 2001. Effective March 23, 2001, these ING Funds changed their fiscal year end to March 31.


Sub-Advisory Agreements

      The Investment Management Agreement for certain ING Funds provides that the Investment Adviser, with the approval of a Company's Board of Directors/Trustees, may select and employ Sub-Advisers, and shall monitor the Sub-Advisers' investment programs and results, and coordinate the investment activities of the Sub-Advisers to ensure compliance with regulatory restrictions. The Investment Adviser pays all of its expenses arising from the performance of its obligations under the Investment Management Agreement, including all fees payable to the Sub-Advisers, executive salaries and expenses of the Directors/Trustees and officers of a Company who are employees of the Investment Adviser or its affiliates and office rent of a Company. The Sub-Advisers pay all of their expenses arising from the performance of their obligations under the Sub-Advisory Agreements.

      Subject to the expense reimbursement provisions described in this SAI, other expenses incurred in the operation of the Company are borne by the ING Funds, including, without limitation, investment advisory fees; brokerage commissions; interest; legal fees and expenses of attorneys; fees of independent auditors, transfer agents and dividend disbursing agents, accounting agents, and custodians; the expense of obtaining quotations for calculating each Fund's net asset value; taxes, if any, and the preparation of each Fund's tax returns; cost of stock certificates and any other expenses (including clerical expenses) of issue, sale, repurchase or redemption of shares; fees and expenses of registering and maintaining the registration of shares of the ING Funds under federal and state laws and regulations; expenses of printing and distributing reports, notices and proxy materials to existing shareholders; expenses of printing and filing reports and other documents filed with governmental agencies; expenses of annual and special shareholder meetings; expenses of printing and distributing prospectuses and statements of additional information to existing shareholders; fees and expenses of Directors/Trustees of the Company who are not employees of the Investment Adviser or any Sub-Adviser, or their affiliates; membership dues in trade associations; insurance premiums; and extraordinary expenses such as litigation expenses.

      The Sub-Advisory Agreements may be terminated without payment of any penalties by the Investment Adviser, the Directors/Trustees, on behalf of a Company, or the shareholders of such Fund upon 60 days' prior written notice. Otherwise, the Sub-Advisory Agreements will remain in effect for two years and will, thereafter, continue in effect from year to year, subject to the annual approval of the Board of Directors/Trustees, on behalf of a Fund, or the vote of a majority of the outstanding voting securities, and the vote, cast in person at a meeting duly called and held, of a majority of the Directors/Trustees, on behalf of a Fund who are not parties to the Sub-Advisory Agreement or "interested persons" (as defined in the 1940 Act) of any such party.

      Pursuant to a Sub-Advisory agreement between the Investment Adviser and IIM, IIM serves as Sub-Adviser to Funds Trust (except National Tax-Exempt Bond
Fund). In this capacity, IIM, subject to the supervision and control of the Investment Advisor and Trustees of the ING Funds, manages the Fund's portfolio investments in a manner consistent with each Fund's investment objective and executes any of the Fund's investment policies that it deems appropriate to utilize from time to time. Fees payable under the Sub-Advisory Agreement accrue daily and are paid monthly by the Investment Adviser. IIM is located at 5780 Powers Ferry Road, N.W., Atlanta, Georgia, and is engaged primarily in the business of providing investment advice to affiliated insurance companies.

      Pursuant to a Sub-Advisory agreement between the Investment Adviser and FSCM, FSCM serves as Sub-Adviser to the National Tax-Exempt Bond Fund. In this capacity, FSCM, subject to the supervision and control of the Investment Advisor and Trustees of the Fund, on behalf of the Fund, manages the Fund's portfolio investments in a manner consistent with each Fund's investment objective and executes any of the Fund's investment policies that it deems appropriate to utilize from time to time. Fees payable under the Sub-Advisory Agreement accrue daily and are paid monthly by the Investment Adviser. Located at 230 Park Avenue, New York, New York 10169, FSCM is engaged in the business of providing investment advice to institutional and individual clients.

      For the following ING Funds, as compensation to each Sub-Adviser for its services, the Investment Adviser pays the Sub-Adviser a monthly fee in arrears equal to the following as a percentage of a Fund's average daily net assets managed during the month:

--------------------------------------------------------------------------------
      Series                       Annual Sub-Advisory Fee
--------------------------------------------------------------------------------

National Tax-Exempt Bond Fund      0.250% of the Fund's average daily net assets

Intermediate Bond Fund             0.250% of the Fund's average daily net assets

High Yield Bond Fund               0.325% of the Fund's average daily net assets

Classic Money Market Fund          0.125% of the Fund's average daily net assets
--------------------------------------------------------------------------------

               Total Sub-advisory Fees Paid by ING Funds that are
                Series of Funds Trust for the Fiscal Years Ended:

--------------------------------------------------------------------------------
                                March 31                    October 31
                                --------                    ----------

                                2001(1)               2000              1999
                                ----                  ----              ----

High Yield Bond Fund            $32,131              $58,280           $21,554

Intermediate Bond Fund          $25,557              $40,650           $17,513

National  Tax-Exempt  Bond       $9,521              $12,687             N/A
Fund

Classic Money Market Fund      $161,701             $216,116           $21,119
--------------------------------------------------------------------------------

(1) Reflects five month period from November 1, 2000 to March 31, 2001. Effective March 23, 2001, these ING Funds changed their fiscal year end to March 31.


Administration

      ING Funds Services, LLC ("ING Funds Services" or the "Administrator") serves as administrator for each Fund (except High Yield Fund), pursuant to an Administrative Services Agreement. Subject to the supervision of the Board of Directors/Trustees, the Administrator provides the overall business management and administrative services necessary to properly conduct the business of the ING Funds, except for those services performed by the Investment Adviser under the Investment Management Agreements, the custodian for the ING Funds under the Custodian Agreements, the transfer agent for the ING Funds under the Transfer Agency Agreements, and such other service providers as may be retained by the ING Funds from time to time. The Administrator acts as liaison among these service providers to the ING Funds. The Administrator is also responsible for ensuring that the ING Funds operate in compliance with applicable legal requirements and for monitoring the Investment Adviser for compliance with requirements under applicable law and with the investment policies and restrictions of the ING Funds. The Administrator is an affiliate of the Investment Adviser.

      ING Funds Services, LLC also serves as Shareholder Service Representative for High Yield Fund pursuant to a Shareholder Service Agreement ("Agreement"). Under the terms of the Agreement, ING Funds Services, LLC has agreed to: (1) review, respond to and process correspondence from former, existing or new shareholder accounts; and (2) receive and respond to, in writing if necessary, telephone calls pertaining to any former, existing or new shareholder accounts and maintain prior recordkeeping regarding such calls and responses. The Agreement does not provide for any services required to be provided by a registered broker-dealer or registered transfer agent. Prior to March 1, 2002, ING Funds Services, LLC served as Shareholder Service Representative for the High Yield Opportunity, Strategic Income, and Money Market Fund.

      Prior to May 24, 1999, Mutual Funds had an Administration Agreement with Investment Company Administration ("ICA"), 4455 East Camelback Road, Suite 261-E, Phoenix, Arizona 85018. Pursuant to an Administration Agreement with Mutual Funds, ICA was responsible for performing all administrative services required for the daily business operations of Mutual Funds, subject to the supervision of the Board of Trustees of Mutual Funds. For the fiscal years ended March 31, 1999 and 1998, ICA received aggregate compensation of $1,059,155 and $848,799, respectively, for all of the series of Mutual Funds.

      Also, prior to May 24, 1999, Mutual Funds had an Administrative Services Agreement with NACM under which NACM was responsible for providing all administrative services which are not provided by ICA or by Mutual Funds' Distributor, transfer agents, accounting agents, independent accountants and legal counsel. For the fiscal years ended March 31, 1999 and 1998, NACM received aggregate compensation of $1,603,130 and $1,972,037, respectively, for all of the series of Mutual Funds pursuant to the Administrative Services Agreement.

      Prior to July 26, 2000, Lexington Management Corporation ("LMC") acted as administrator to GNMA Income Fund and the Lexington Money Market Trust, and performed certain administrative and internal accounting services, including but not limited to, maintaining general ledger accounts, regulatory compliance, preparing financial information for semiannual and annual reports, preparing registration statements, calculating net asset values, providing shareholder communications, supervising the Custodian and Transfer Agent and providing facilities for such services. Each Fund reimbursed LMC for its actual cost in providing such services, facilities and expenses.

      Prior to November 1, 2000, ING Funds Services had entered into a Fund Services Agreement with Funds Trust, pursuant to which ING Fund Services performed or engaged third parties to perform account services and other services which included but were not limited to: (i) maintaining shareholder accounts; (ii) preparing shareholder statements, confirmations and shareholder lists; (iii) mailing shareholder statements, confirmations, prospectuses, statements of additional information, annual and semi-annual reports and proxy statements; (iv) tabulating proxies; (v) disbursement of dividends and other distributions; (vi) taxes on U.S. resident and non-resident accounts where applicable; (vii) preparation and filing of U.S. Treasury Department Forms 1099 and other appropriate forms required by applicable statutes, rules and regulation; and (viii) providing such other similar services directly to shareholder accounts.

             Total Administrative Fees Paid by GNMA Income Fund and
              Lexington Money Market Trust for Fiscal Years Ended:

--------------------------------------------------------------------------------
                          March 31(1)                          December 31
                          --------                             -----------
                          2001           2000             1999            1998
                          -----          ----             ----            ----

GNMA Income Fund          $106,940       $151,465         N/A             N/A

Lexington Money Market       N/A            N/A           N/A             N/A
Trust(2)
--------------------------------------------------------------------------------

(1) Reflects three month period from January 1, 2002 to March 31, 2002. Effective July 26, 2000, these ING Funds changed their fiscal year end to March 31.

(2) Does not reflect LMC's reimbursement to Lexington Money Market Trust of $9,546 in 1999.



              Total Administrative Fees Paid by ING Funds that are
                  Series of Funds Trust for Fiscal Years Ended:

--------------------------------------------------------------------------------
                                     March 31                    October 31
                                     --------                    ----------
                                     2001(1)                2000           1999
                                     ----                   -----          ----

High Yield Bond Fund                $16,417                 N/A            N/A

Intermediate Bond Fund              $16,615                 N/A            N/A

National Tax-Exempt Bond Fund       $9,769                  N/A            N/A

Classic Money Market Fund             N/A                   N/A            N/A
--------------------------------------------------------------------------------

(1) Reflects five month period from November 1, 2000 to March 31, 2001. Effective March 23, 2001, these ING Funds changed their fiscal year end to March 31.



        Total Shareholder Service Fees Paid by ING Funds that are Series of Mutual Funds and by High Yield Fund for Fiscal Years Ended:

--------------------------------------------------------------------------------
                        March 31                       June 30
                        --------                       -------

                        2001(1)                 2000            1999
                        ----                    ----            ----

Strategic Income Fund    $4,110                 $4,683          $253(2)

High Yield               $6,956                 $5,385          $130(2)
Opportunity Fund

Money Market Fund        $1,918                 $1,739            N/A

High Yield Fund         $13,700                 $17,387         $30,409
--------------------------------------------------------------------------------

(1) Reflects nine month period from July 1, 2000 to March 31, 2001. Effective March 23, 2001, these ING Funds changed their fiscal year end to March 31.

(2) Reflects three month period from April 1, 1999 to June 30, 1999. Effective May 24, 1999, these ING Funds changed their fiscal year end to June 30 from March 31.


                          EXPENSE LIMITATION AGREEMENTS

      The Investment Adviser has entered into expense limitation agreements with the following Funds, pursuant to which the Investment Adviser has agreed to waive or limit its fees. In connection with these agreements and certain U.S. tax requirements, the Investment Adviser will assume other expenses so that the total annual ordinary operating expenses of these Funds (which excludes interest, taxes, brokerage commissions, extraordinary expenses such as litigation, other expenses not incurred in the ordinary course of each Fund's business, and expenses of any counsel or other persons or services retained by the Company's Directors/Trustees who are not "interested persons" (as defined in the 1940 Act) of the Investment Adviser or Sub-Adviser do not exceed:

------------------------------------------------------------------------------------------------
  Fund                        Class A   Class B   Class C   Class M   Class I   Class Q  Class T
  ----                        -------   -------   -------   -------   -------   -------  -------

  GNMA Income Fund             1.29%    2.04%     2.04%     N/A       1.04%     1.29%    N/A

  High Yield Bond Fund         1.30%    2.05%     2.05%     N/A       N/A       N/A      N/A

  High Yield Fund              1.10%    1.85%     1.85%     1.60%     N/A       1.10%    N/A

  High Yield Opportunity Fund  1.10%    1.75%     1.75%     1.50%     N/A       1.00%    1.40%

  Intermediate Bond Fund       1.15%    1.90%     1.90%     N/A       0.90%     N/A      N/A

  National Tax-Exempt Bond     1.15%    1.90%     1.90%     N/A       N/A       N/A      N/A
  Fund

  Money Market Fund            1.50%    2.25%     2.25%     N/A       N/A       N/A      N/A

  Strategic Income Fund        0.95%    1.35%     1.35%     N/A       N/A       0.85%    N/A

  Classic Money Market Fund    0.77%    1.41%     1.41%     N/A      0.31%      N/A      N/A

  Lexington Money Market       1.00%    N/A       N/A       N/A      N/A        N/A      N/A
  Trust
  ---------------------------------------------------------------------------------------------

      Each Fund will at a later date reimburse the Investment Adviser for management fees waived and other expenses assumed by the Investment Adviser during the previous 36 months, but only if, after such reimbursement, the Fund's expense ratio does not exceed the percentage described above. The Investment Adviser will only be reimbursed for fees waived or expenses assumed after the effective date of the expense limitation agreements.

      For High Yield Opportunity Fund, Money Market Fund and Strategic Income Fund, the expense limitation agreement will continue until March 31, 2003. For the High Yield Fund, the expense limitation agreement will continue until October 31, 2002. For GNMA Income Fund and Lexington Money Market Trust the expense limitation agreement will continue until July 26, 2002. For Funds Trust, the expense limitation agreements provide that these limitations shall continue until March 31, 2003. With the exception of Funds Trust, the expense limitations are contractual and shall renew automatically for one-year terms unless the Investment Adviser provides written notice of termination of the agreement upon thirty (30) days' prior to the end of the then-current term or upon termination of the Investment Management Agreement. For Funds Trust, the expense limitations are contractual and shall renew automatically for one-year terms unless the Investment Adviser provides written notice of termination of the agreement to a lead Independent Trustee within ninety (90) days' of the end of the then-current term for that Fund or upon termination of the Investment Management Agreement. With the exception of Funds Trust, each Expense Limitation Agreement may also be terminated by a Fund, without payment of any penalty, upon ninety (90) days' prior written notice to the Investment Adviser at its principal place of business. For Funds Trust, the Expense Limitation Agreement may be terminated by the Trust, without payment of any penalty, upon written notice to the Investment Adviser at its principal place of business within ninety (90) days' of the end of the then-current term for a Fund.

      For Strategic Income Fund, High Yield Opportunity Fund, and the High Yield Fund, prior to the expense limitation agreement described above, the Investment Adviser voluntarily agreed to waive all or a portion of its fee and to reimburse operating expenses of these ING Funds, excluding distribution fees, interest, taxes, brokerage and extraordinary expenses, up to 0.75%.

      The voluntary fee reductions were as follows:

----------------------------------------------------------------------------
                               June 30    June 30            March 31
Fund                            2000      1999(1)        1999        1998
----------------------------------------------------------------------------
Strategic Income Fund          $208,068   $31,139      $232,922    $419,604

High Yield Opportunity Fund    $218,609   $54,363      $318,323    $111,479

----------------------------------------------------------------------------



----------------------------------------------------------------------------
                               June 30    June 30           June 30
                                2000       1999             1998
----------------------------------------------------------------------------
High Yield Fund                $423,592   $441,770         $269,351

----------------------------------------------------------------------------

(1) Reflects three month period from April 1, 1999 to June 30, 1999.


      Prior to July 26, 2000, the following ING Funds voluntarily limited expenses to the following amounts:

                         Maximum Operating Expense Limit
                     (as a percentage of average net assets)

---------------------------------------------------------------------
Fund                                     Previous Expense Cap
---------------------------------------------------------------------

GNMA Income Fund                                 1.04%

Lexington Money Market Trust                     1.00%
---------------------------------------------------------------------

Distributor

 Shares of each Fund are distributed by ING Funds Distributor, Inc. ("ING Funds Distributor" or the "Distributor") pursuant to an Underwriting Agreement between each Company and the Distributor. Each Underwriting Agreement requires the Distributor to use its best efforts on a continuing basis to solicit purchases of shares of the Funds. Each Company and the Distributor have agreed to indemnify each other against certain liabilities. At the discretion of the Distributor, all sales charges may at times be reallowed to an authorized dealer ("Authorized Dealer"). If 90% or more of the sales commission is reallowed, such Authorized Dealer may be deemed to be an "underwriter" as that term is defined under the Securities Act of 1933, as amended. Each Underwriting Agreement will remain in effect for two years and from year to year thereafter only if its continuance is approved annually by a majority of the Board of Directors/ Trustees who are not parties to such agreement or "interested persons" of any such party and must be approved either by votes of a majority of the Directors/Trustees or a majority of the outstanding voting securities of the Company. See the Prospectus for information on how to purchase and sell shares of the ING Funds, and the charges and expenses associated with an investment. The sales charge retained by the Distributor and the commissions reallowed to selling dealers are not an expense of the Funds and have no effect on the net asset value of the Funds. The Distributor, like the Investment Adviser, is a wholly owned indirect subsidiary of ING Group. Prior to July 26, 2000, the distributor for GNMA Income Fund and Lexington Money Market Trust was Lexington Funds Distributor, Inc. ("LFD"). Prior to November 6, 2000, ING Funds Distributor, Inc. (the former distributor to the funds managed by ING Investment Management Co. LLC) served as the distributor for the National Tax-Exempt Bond , Intermediate Bond, High Yield Bond, and Classic Money Market Funds.

      For the fiscal year ended March 31, 2001, the Distributor received the following amounts in sales charges, after reallowance to Dealers in connection with sales of shares of the Mutual Funds: $7,857 with respect to Class A shares; $0 with respect to Class B shares; $37,180 with respect to Class C shares; $0 with respect to Class M; $0 with respect to Class Q shares; and $0 with respect to Class T shares.

      For the fiscal year ended March 31, 2001, the Distributor received the following amounts in sales charges, after reallowance to Dealers in connection with sales of shares of GNMA Income Fund: $11,236 with respect to Class A shares; $0 with respect to Class B shares; $203 with respect to Class C shares; $0 with respect to Class I; $0 with respect to Class M shares; $0 with respect to Class Q shares; and $0 with respect to Class T shares.

      For the fiscal year ended March 31, 2001, the Distributor received the following amounts in sales charges, after reallowance to Dealers in connection with rates of shares of Investment Funds: $26,537 with respect to Class A Shares; $0 with respect to Class B Shares; $2,714 with respect to Class C Shares; $557 with respect to Class M Shares; and $0 with respect to Class Q Shares.

      For the fiscal year ended March 31, 2001, the Distributor received the following amounts in sales charges, after reallowance to Dealers, in connection with sales of shares of Funds Trust: $3,268 with respect to Class A Shares; $0 with respect to Class B Shares; $6,450 with respect to Class C Shares; and $0 with respect to Class I.

      For the fiscal year ended March 31, 2001, the Distributor received the following amounts in sales charges, after reallowance to Dealers in connection with sales of shares of Lexington Money Market Trust: $0 with respect to Class A Shares.

      The Distributor received $4,391,568, $5,621,753 and $1,128,487 in sales charges, after re-allowance to Dealers, in connection with the sales of shares of shares of all ING Funds managed by the Investment Adviser during calendar years 2001, 2000 and 1999, respectively.

                                RULE 12b-1 PLANS

      Each Company, except Lexington Money Market Trust, has a distribution or shareholder service plan pursuant to Rule 12b-1 under the 1940 Act applicable to most classes of Shares offered by each Fund ("Rule 12b-1 Plans"). The Funds intend to operate the Rule 12b-1 Plans in accordance with their terms and the National Association of Securities Dealers, Inc. rules concerning sales charges. Under the Rule 12b-1 Plans, the Distributor may be entitled to a payment each month in connection with the offering, sale, and shareholder servicing of Class A, Class B, Class C, Class M, Class Q and Class T Shares in amounts as set forth in the following table. The Funds do not have a 12b-1 Plan with respect to Class I.


--------------------------------------------------------------------------------
                                  Fees Based on Average Daily Net Assets
--------------------------------------------------------------------------------
      Name of Fund        Class A  Class B   Class C  Class M  Class Q  Class T
--------------------------------------------------------------------------------

GNMA Income Fund           0.25%    1.00%     1.00%    0.75%    0.25%    0.65%

High Yield Bond Fund       0.35%    1.00%     1.00%     N/A      N/A      N/A

High Yield Fund            0.25%    1.00%     1.00%    0.75%    0.25%     N/A

High Yield Opportunity     0.35%    1.00%     1.00%    0.75%    0.25%    0.65%
Fund

Intermediate Bond Fund     0.35%    1.00%     1.00%     N/A      N/A      N/A

National  Tax-Exempt Bond  0.35%    1.00%     1.00%     N/A      N/A      N/A
Fund

Money Market Fund          0.25%    1.00%     1.00%     N/A      N/A      N/A

Strategic Income Fund      0.35%     0.75%    0.75%     N/A     0.25%     N/A

Classic Money Market Fund  0.75%    1.00%     1.00%     N/A      N/A      N/A

Lexington Money Market      N/A      N/A       N/A      N/A      N/A      N/A
Trust
--------------------------------------------------------------------------------

      The Rule 12b-1 Plan for Money Market Fund provides that the distribution fee is reduced by that amount, if any, paid to the Distributor or any affiliate of the Distributor from the investment adviser or distributor of any investment company in which Money Market Fund invests.

      These fees may be used to cover the expenses of the Distributor primarily intended to result in the sale of Class A, Class B, Class C, Class M, Class Q and Class T Shares of the ING Funds, including payments to dealers for selling shares of the ING Funds and for servicing shareholders of these classes of the ING Funds. Activities for which these fees may be used include: promotional activities; preparation and distribution of advertising materials and sales literature; expenses of organizing and conducting sales seminars; personnel costs and overhead of the Distributor; printing of prospectuses and statements of additional information (and supplements thereto) and reports for other than existing shareholders; payments to dealers and others that provide shareholder services; interest on accrued distribution expenses; and costs of administering the Rule 12b-1 Plans. No more than 0.75% per annum of a Fund's average net assets may be used to finance distribution expenses, exclusive of shareholder servicing payments, and no Authorized Dealer may receive shareholder servicing payments in excess of 0.25% per annum of a Fund's average net assets held by the Authorized Dealer's clients or customers.

      Under the Rule 12b-1 Plans, ongoing payments will be made on a quarterly basis to Authorized Dealers for both distribution and shareholder servicing at rates that are based on the average daily net assets of shares that are registered in the name of that Authorized Dealer as nominee or held in a shareholder account that designates that Authorized Dealer as the dealer of record. The rates, on an annual basis, are as follows: 0.25% for Class A, 0.25% for Class B, 1.00% (0.75% for Strategic Income Fund) for Class C, 0.65% (0.40% for GNMA Income Fund and High Yield Fund) for Class M and 0.15% - 0.65% for Class T. Rights to these ongoing payments begin to accrue in the 13th month following a purchase of Class A, B or C Shares, and in the 1st month following a purchase of Class M, and Class T Shares. In addition, a 0.25% fee may be paid on Class Q Shares.

      The Distributor will be reimbursed for its actual expenses incurred under a Rule 12b-1 Plan with respect to Class A Shares of High Yield Fund. The Distributor has incurred costs and expenses with respect to Class A Shares that may be reimbursable in future months or years in the amounts of $122,176 for High Yield Fund (0.25% of its net assets) as of March 31, 2001. With respect to Class A Shares of each other Fund and Class B, Class C, Class M, Class Q, and Class T Shares of each Fund that offers the class, the Distributor will receive payment without regard to actual distribution expenses it incurs. If a Rule 12b-1 Plan is terminated in accordance with its terms, the obligations of a Fund to make payments to the Distributor pursuant to the Rule 12b-1 Plan will cease and the Fund will not be required to make any payments for expenses incurred after the date the Plan terminates.

      In addition to providing for the expenses discussed above, the Rule 12b-1 Plans also recognize that the Investment Adviser and/or the Distributor may use their resources to pay expenses associated with activities primarily intended to result in the promotion and distribution of the ING Funds' shares and other funds managed by the Investment Adviser. In some instances, additional compensation or promotional incentives may be offered to dealers. Such compensation and incentives may include, but are not limited to, cash; merchandise; trips and financial assistance to dealers in connection with pre-approved conferences or seminars; sales or training programs for invited sales personnel; payment for travel expenses (including meals and lodging) incurred by sales personnel and members of their families, or other invited guests, to various locations for such seminars or training programs; seminars for the public, advertising and sales campaigns regarding one or more of the ING Funds or other funds managed by the Investment Adviser; and/or other events sponsored by dealers. In addition, the Distributor may, at its own expense, pay concessions in addition to those described above to dealers that satisfy certain criteria established from time to time by the Distributor. These conditions relate to increasing sales of shares of the ING Funds over specified periods and to certain other factors. These payments may, depending on the dealer's satisfaction of the required conditions, be periodic and may be up to (1) 0.30% of the value of the ING Funds' shares sold by the dealer during a particular period, and (2) 0.10% of the value of the ING Funds' shares held by the dealer's customers for more than one year, calculated on an annual basis.

      The Rule 12b-1 Plans have been approved by the Board of Directors/Trustees of each Fund, including all of the Directors/Trustees who are not interested persons of the Company as defined in the 1940 Act. Each Rule 12b-1 Plan must be renewed annually by the Board of Directors/Trustees, including a majority of the Directors/Trustees who are not interested persons of the Company and who have no direct or indirect financial interest in the operation of the Rule 12b-1 Plan, cast in person at a meeting called for that purpose. It is also required that the selection and nomination of such Directors/Trustees be committed to the Directors/Trustees who are not interested persons. Each Rule 12b-1 Plan and any distribution or service agreement may be terminated as to a Fund at any time, without any penalty, by such Directors/Trustees or by a vote of a majority of the Fund's outstanding shares on 60 days' written notice. The Distributor or any dealer or other firm may also terminate their respective distribution or service agreement at any time upon written notice.

      In approving each Rule 12b-1 Plan, the Board of Directors/Trustees has determined that differing distribution arrangements in connection with the sale of new shares of a Fund are necessary and appropriate to meet the needs of different potential investors. Therefore, the Board of Directors/Trustees, including those Directors/Trustees who are not interested persons of the Company, concluded that, in the exercise of their reasonable business judgment and in light of their fiduciary duties, there is a reasonable likelihood that the Rule 12b-1 Plans as tailored to each class of each Fund will benefit such ING Funds and their respective shareholders.

      Each Rule 12b-1 Plan and any distribution or service agreement may not be amended to increase materially the amount spent for distribution expenses as to a Fund without approval by a majority of the Fund's outstanding shares, and all material amendments to a Plan or any distribution or service agreement shall be approved by the Directors/Trustees who are not interested persons of the Company, cast in person at a meeting called for the purpose of voting on any such amendment.

      The Distributor is required to report in writing to the Board of Directors/Trustees at least quarterly on the monies reimbursed to it under each Rule 12b-1 Plan, as well as to furnish the Board with such other information as may be reasonably requested in connection with the payments made under the Rule 12b-1 Plan in order to enable the Board to make an informed determination of whether the Rule 12b-1 Plan should be continued.

      Total distribution expenses incurred by the Distributor for the costs of promotion and distribution with respect to each class of share for the Funds for the fiscal period ended March 31, 2001 were as follows:

------------------------------------------------------------------------------------
Distribution Expenses    Class A    Class B  Class C  Class M   Class Q   Class T
------------------------------------------------------------------------------------
GNMA Income Fund

Advertising............. $900       $40      $25       $7       $7        $13

Printing................ $17,102    $767     $475      $127     $127      $253

Salaries & Commissions.. $125,158   $5,614   $3,478    $927     $927      $1,855

Broker Servicing........ $144,579   $6,485   $4,017    $1,071   $1,071    $2,143

Miscellaneous........... $61,247    $2,747   $1,702    $454     $454      $908

Total................... $348,986   $15,653  $9,697    $2,586   $2,586    $5,172


High Yield Opportunity
Fund
Advertising............. $135       $365     $175      N/A      $15       $209

Printing................ $2,557     $6,943   $3,321    N/A      $283      $3,964

Salaries & Commissions.. $18,414    $50,006  $23,919   N/A      $2,038    $28,549

Broker Servicing........ $59,169    $160,680 $76,857   N/A      $6,548    $91,734

Miscellaneous........... $12,586    $34,179  $16,349   N/A      $1,393    $19,513

Total................... $92,861    $252,173 $120,621  N/A      $10,277   $143,969


Strategic Income Fund

Advertising............. $130       $107     $139      N/A      $6        N/A

Printing................ $2,465     $2,042   $2,645    N/A      $114      N/A

Salaries & Commissions.2 $17,809    $14,754  $19,104   N/A      $825      N/A

Broker Servicing........ $18,685    $15,480  $20,044   N/A      $866      N/A

Miscellaneous........... $13,728    $11,373  $14,727   N/A      $636      N/A

Total................... $52,817    $43,756  $56,659   N/A      $2,447    N/A


Money Market Fund

Advertising............. $682       $280     $223      N/A      N/A       N/A

Printing................ $12,958    $5,313   $4,230    N/A      N/A       N/A

Salaries & Commissions.. $96,687    $39,642  $31,565   N/A      N/A       N/A

Broker Servicing........ $56,893    $23,326  $18,574   N/A      N/A       N/A

Miscellaneous........... $66,777    $27,378  $21,800   N/A      N/A       N/A

Total................... $233,997   $95,939  $76,392   N/A      N/A       N/A


High Yield Fund

Advertising              $283       $571     $101      $44      $4        N/A

Printing                 $5,368     $10,853  $1,925    $832     $79       N/A

Salaries & Commissions.. $38,167    $77,172  $13,690   $5,916   $563      N/A

Broker Servicing........ $181,358   $366,692 $65,051   $28,113  $2,676    N/A

Miscellaneous........... $57,553    $116,368 $20,644   $8,922   $849      N/A

Total................... $282,729   $571,656 $101,411  $43,827  $4,171    N/A


National Tax-Exempt      $55,537    $803     $816        N/A       N/A    N/A
Bond Fund

Intermediate Bond Fund   $72,875    $4,219   $12,197     N/A       N/A    N/A

High Yield Bond Fund     $60,652    $7,140   $3,673      N/A       N/A    N/A

Classic Money Market     $884,458   $6,453   $5,819      N/A       N/A    N/A
Fund
------------------------------------------------------------------------------------


Shareholder Servicing Representative

      ING Funds Services, an affiliate of the Investment Adviser, serves as Shareholder Servicing Representative for the ING Funds. The Shareholder Servicing Representative is responsible for responding to written and telephonic inquiries from shareholders. Each Fund pays the Shareholder Servicing Representative a monthly fee on a per-contact basis, based upon incoming and outgoing telephonic and written correspondence.

Other Expenses

      In addition to the management fee and other fees described previously, each Fund pays other expenses, such as legal, audit, transfer agency and custodian out-of-pocket fees; proxy solicitation costs; and the compensation of Directors/Trustees who are not affiliated with the Investment Adviser. Most Fund expenses are allocated proportionately among all of the outstanding shares of that Fund. However, the Rule 12b-1 Plan fees for each class of shares are charged proportionately only to the outstanding shares of that class.

                                 CODE OF ETHICS

      The ING Funds, the Investment Adviser and the Distributor have adopted a Code of Ethics governing personal trading activities of all Directors/Trustees, officers of the ING Funds and persons who, in connection with their regular functions, play a role in the recommendation of any purchase or sale of a security by each Fund or obtain information pertaining to such purchase or sale. The Code of Ethics is intended to prohibit fraud against a Fund that may arise from personal trading. Personal trading is permitted by such persons subject to certain restrictions; however, such persons are generally required to pre-clear all security transactions with the ING Funds' Compliance Officer or her designee and to report all transactions on a regular basis. The Sub-Advisers have adopted their own Codes of Ethics to govern the personal trading activities of their personnel.

                     SUPPLEMENTAL DESCRIPTION OF INVESTMENTS

      Some of the different types of securities in which the Funds may invest, subject to their respective investment objectives, policies and restrictions, are described in the Prospectus under "Funds at a Glance," "Investment Objective and Investment Strategy" and "More Information about Risks." Additional information concerning the characteristics and risks of certain of the Funds' investments are set forth below. There can be no assurance that any of the Funds will achieve their investment objectives.

Temporary Defensive and Other Short-Term Positions

      Each ING Fund's assets (other than Money Market Fund, Lexington Money Market Trust and Classic Money Market Fund (collectively "Money Market Funds")), whose investments are typically short-term) may be invested in certain short-term, high-quality debt instruments and in U.S. Government securities for the following purposes: (i) to meet anticipated day-to-day operating expenses;
(ii) to invest cash flow pending the Investment Adviser's or Sub-Adviser's determination to do so within the investment guidelines and policies of each Fund; (iii) to permit the Fund to meet redemption requests; and (iv) to take a temporary defensive position. A Fund for which the investment objective is capital appreciation may also invest in such securities if the Fund's assets are insufficient for effective investment in equities.

      Although it is expected that each Fund will normally be invested consistent with its investment objectives and policies, the short-term instruments in which a Fund may invest include (i) short-term obligations of the U.S. Government and its agencies, instrumentalities, authorities or political subdivisions; (ii) other short-term debt securities; (iii) commercial paper, including master notes; (iv) bank obligations, including certificates of deposit, time deposits and bankers' acceptances; and (v) repurchase agreements. The Funds will normally invest in short-term instruments that do not have a maturity of greater than one year.

Common Stock, Preferred Stock, Convertible Securities and Other Equity Securities

      Each Fund (except GNMA Income Fund and the Money Market Funds) may invest in common stocks, which represent an equity (ownership) interest in a company. This ownership interest generally gives a Fund the right to vote on issues affecting the company's organization and operations. Such investments will be diversified over a cross-section of industries and individual companies. Some of these companies will be organizations with market capitalizations of $500 million or less or companies that have limited product lines, markets and financial resources and are dependent upon a limited management group. Examples of possible investments include emerging growth companies employing new technology, cyclical companies, initial public offerings of companies offering high growth potential, or other corporations offering good potential for high growth in market value. The securities of such companies may be subject to more abrupt or erratic market movements than larger, more established companies both because the securities typically are traded in lower volume and because the issuers typically are subject to a greater degree to changes in earnings and prospects.

      Each Fund (other than GNMA Income Fund, National Tax-Exempt Bond Fund and the Money Market Funds) may also buy other types of equity securities such as convertible securities, preferred stock, and warrants or other securities that are exchangeable for shares of common stock. A convertible security is a security that may be converted either at a stated price or rate within a specified period of time into a specified number of shares of common stock. By investing in convertible securities, a Fund seeks the opportunity, through the conversion feature, to participate in the capital appreciation of the common stock into which the securities are convertible, while investing at a better price than may be available on the common stock or obtaining a higher fixed rate of return than is available on common stocks. The value of a convertible security is a function of its "investment value" (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its "conversion value" (the security's worth, at market value, if converted into the underlying common stock). The credit standing of the issuer and other factors may also affect the investment value of a convertible security. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value.

      Each Fund (other than GNMA Income Fund and the Money Market Funds) may invest in preferred stock. Preferred stock, unlike common stock, offers a stated dividend rate payable from a corporation's earnings. Such preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, a negative feature when interest rates decline. Dividends on some preferred stock may be "cumulative," requiring all or a portion of prior unpaid dividends to be paid before dividends are paid on the issuer's common stock. Preferred stock also generally has a preference over common stock on the distribution of a corporation's assets in the event of liquidation of the corporation, and may be "participating," which means that it may be entitled to a dividend exceeding the stated dividend in certain cases. The rights of preferred stocks on the distribution of a corporation's assets in the event of a liquidation are generally subordinate to the rights associated with a corporation's debt securities.

      The market value of convertible debt securities tends to vary inversely with the level of interest rates. The value of the security declines as interest rates increase and increases as interest rates decline. Although under normal market conditions longer-term debt securities have greater yields than do shorter-term debt securities of similar quality, they are subject to greater price fluctuations. A convertible security may be subject to redemption at the option of the issuer at a price established in the instrument governing the convertible security. If a convertible security held by a Fund is called for redemption, the Fund must permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party. Rating requirements do not apply to convertible debt securities purchased by the Funds, because the Funds purchase such securities for their equity characteristics.

      A warrant gives the holder a right to purchase at any time during a specified period a predetermined number of shares of common stock at a fixed price. Unlike convertible debt securities or preferred stock, warrants do not pay a fixed dividend. Investments in warrants involve certain risks, including the possible lack of a liquid market for resale of the warrants, potential price fluctuations as a result of speculation or other factors, and failure of the price of the underlying security to reach or have reasonable prospects of reaching a level at which the warrant can be prudently exercised (in which event the warrant may expire without being exercised, resulting in a loss of the Fund's entire investment therein). As a matter of operating policy, each Fund that is a series of Mutual Funds will invest no more than 5% of its net assets in warrants.

      Each Fund that is a series of Mutual Funds (other than Money Market Fund) may invest in "synthetic" convertible securities, which are derivative positions composed of two or more different securities whose investment characteristics, taken together, resemble those of convertible securities. For example, a Fund may purchase a non-convertible debt security and a warrant or option, which enables the Fund to have a convertible-like position with respect to a company, group of companies or stock index. Synthetic convertible securities are typically offered by financial institutions and investment banks in private placement transactions. Upon conversion, the fund generally receives an amount in cash equal to the difference between the conversion price and the then-current value of the underlying security. Unlike a true convertible security, a synthetic convertible comprises two or more separate securities, each with its own market value. Therefore, the market value of a synthetic convertible is the sum of the values of its fixed-income component and its convertible component. For this reason, the values of a synthetic convertible and a true convertible security may respond differently to market fluctuations. A Fund only invests in synthetic convertibles with respect to companies whose corporate debt securities are rated "A" or higher by Moody's or "A" or higher by S&P, and will not invest more than 15% of its net assets in such synthetic securities and other illiquid securities.

Eurodollar Convertible Securities

      Each Fund in Mutual Funds (other than Money Market Fund) may invest without limitation in Eurodollar convertible securities that are convertible into foreign equity securities listed, or represented by ADRs listed, on the New York Stock Exchange or the American Stock Exchange or convertible into publicly traded common stock of U.S. companies. Each Fund may also invest up to 15% of its total assets invested in convertible securities, taken at market value, in Eurodollar convertible securities that are convertible into foreign equity securities which are not listed, or represented by ADRs listed, on such exchanges. Strategic Income Fund and High Yield Opportunity Fund may invest in Eurodollar convertible securities, which are fixed-income securities of a U.S. issuer or a foreign issuer that are issued outside the United States and are convertible into equity securities of the same or a different issuer. Interest and dividends on Eurodollar securities are payable in U.S. dollars outside of the United States.

Eurodollar and Yankee Dollar Instruments

 Each Fund in Mutual Funds and Funds Trust may invest in Eurodollar and Yankee Dollar instruments. Eurodollar instruments are bonds that pay interest and principal in U.S. dollars held in banks outside the United States, primarily in Europe. Eurodollar instruments are usually issued on behalf of multinational companies and foreign governments by large underwriting groups composed of banks and issuing houses from many countries. Yankee Dollar instruments are U.S. dollar denominated bonds issued in the U.S. by foreign banks and corporations. These investments involve risks that are different from investments in securities issued by U.S. issuers. See "Foreign and Emerging Market Securities."

Short-Term Investments

      The Funds, as indicated, may invest in the following securities and instruments:

      Bank Certificates of Deposit, Bankers' Acceptances and Time Deposits. The Funds may acquire certificates of deposit, bankers' acceptances and time deposits. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning in effect that the bank unconditionally agrees to pay the face value of the instrument on maturity. Certificates of deposit and bankers' acceptances acquired by the Funds will be dollar-denominated obligations of domestic or foreign banks or financial institutions which at the time of purchase have capital, surplus and undivided profits in excess of $100 million (including assets of both domestic and foreign branches), based on latest published reports, or less than $100 million if the principal amount of such bank obligations are fully insured by the U.S. Government. Lexington Money Market Trust may acquire certificates of deposit and bankers' acceptances meeting the requirements set forth under "Investment Strategies and Risks" in the Lexington Money Market Trust's Prospectus.

      A Fund holding instruments of foreign banks or financial institutions may be subject to additional investment risks that are different in some respects from those incurred by a fund which invests only in debt obligations of U.S. domestic issuers. See "Foreign Investments" below. Domestic banks and foreign banks are subject to different governmental regulations with respect to the amount and types of loans which may be made and interest rates which may be charged. In addition, the profitability of the banking industry depends largely upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions and exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operations of the banking industry. Federal and state laws and regulations require domestic banks to maintain specified levels of reserves, limited in the amount which they can loan to a single borrower, and subject to other regulations designed to promote financial soundness. However, such laws and regulations do not necessarily apply to foreign bank obligations that a Fund may acquire.

      In addition to purchasing certificates of deposit and bankers' acceptances, to the extent permitted under their respective investment objectives and policies stated above and in their Prospectuses, the Funds may make interest-bearing time or other interest-bearing deposits in commercial or savings banks. Time deposits are non-negotiable deposits maintained at a banking institution for a specified period of time at a specified interest rate.

      Savings Association Obligations. The Funds in Mutual Funds may invest in certificates of deposit (interest-bearing time deposits) issued by savings banks or savings and loan associations that have capital, surplus and undivided profits in excess of $100 million, based on latest published reports, or less than $100 million if the principal amount of such obligations is fully insured by the U.S. Government.

      Commercial Paper, Short-Term Notes and Other Corporate Obligations. The Funds (except National Tax-Exempt Bond Fund and ING Money Market Fund) may invest a portion of their assets in commercial paper and short-term notes. Commercial paper consists of unsecured promissory notes issued by corporations. Issues of commercial paper and short-term notes will normally have maturities of less than nine months and fixed rates of return, although such instruments may have maturities of up to one year.

      Commercial paper and short-term notes will consist of issues rated at the time of purchase "A-2" or higher by S&P, "Prime-l" or "Prime-2" by Moody's, or similarly rated by another nationally recognized statistical rating organization or, if unrated, will be determined by the Investment Adviser or Sub-Adviser to be of comparable quality.

      Corporate obligations include bonds and notes issued by corporations to finance longer-term credit needs than supported by commercial paper. While such obligations generally have maturities of ten years or more, the Funds (other than Money Market Fund) may purchase corporate obligations which have remaining maturities of one year or less from the date of purchase and which are rated "AA" or higher by S&P or "Aa" or higher by Moody's.

U.S. Government Securities

      The Funds may invest in U.S. Government securities, which include instruments issued by the U.S. Treasury, such as bills, notes and bonds. These instruments are direct obligations of the U.S. Government and, as such, are backed by the full faith and credit of the United States. They differ primarily in their interest rates, the lengths of their maturities and the dates of their issuances. In addition, U.S. Government securities include securities issued by instrumentalities of the U.S. Government, such as the Government National Mortgage Association, which are also backed by the full faith and credit of the United States. Also included in the category of U.S. Government securities are instruments issued by instrumentalities established or sponsored by the U.S. Government, such as the Student Loan Marketing Association, the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation. While these securities are issued, in general, under the authority of an Act of Congress, the U.S. Government is not obligated to provide financial support to the issuing instrumentalities, although under certain conditions certain of these authorities may borrow from the U.S. Treasury. In the case of securities not backed by the full faith and credit of the U.S., the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the U.S. itself if the agency or instrumentality does not meet its commitment. Each Fund will invest in securities of such agencies or instrumentalities only when the Sub-Adviser is satisfied that the credit risk with respect to any instrumentality is comparable to the credit risk of U.S. government securities backed by the full faith and credit of the United States.

Municipal Securities

      Municipal securities are debt obligations issued by state and local governments, territories and possessions of the U.S., regional government authorities, and their agencies and instrumentalities ("municipal securities"). Municipal securities include both notes (which have maturities of less than one year) and bonds (which have maturities of one year or more) that bear fixed or variable rates of interest.

      In general, "municipal securities" debt obligations are issued to obtain funds for a variety of public purposes, such as the construction, repair, or improvement of public facilities, including airports, bridges, housing, hospitals, mass transportation, schools, streets, water and sewer works. Municipal securities may be issued to refinance outstanding obligations and to raise funds for general operating expenses and lending to other public institutions and facilities.

      The two principal classifications of municipal securities are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit, and taxing power for the payment of principal and interest. Characteristics and methods of enforcement of general obligation bonds vary according to the law applicable to a particular issuer, and the taxes that can be levied for the payment of debt service may be limited or unlimited as to rates or amounts of special assessments. Revenue securities are payable only from the revenues derived from a particular facility, a class of facilities or, in some cases, from the proceeds of a special excise tax. Revenue bonds are issued to finance a wide variety of capital projects, including electric, gas, water and sewer systems; highways, bridges, and tunnels; port and airport facilities; colleges and universities; and hospitals. Although the principal security behind these bonds may vary, many provide additional security in the form of a debt service reserve fund the assets of which may be used to make principal and interest payments on the issuer's obligations. Housing finance authorities have a wide range of security, including partially or fully insured mortgages, rent subsidized and collateralized mortgages, and the net revenues from housing or other public projects. Some authorities are provided further security in the form of a state's assistance (although without obligation) to make up deficiencies in the debt service reserve fund.

      Strategic Income Fund and High Yield Opportunity Fund may purchase insured municipal debt in which scheduled payments of interest and principal are guaranteed by a private, non-governmental or governmental insurance company. The insurance does not guarantee the market value of the municipal debt or the value of the shares of the Fund.

      Securities of issuers of municipal obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Bankruptcy Reform Act of 1978. In addition, the obligations of such issuers may become subject to laws enacted in the future by Congress, state legislatures or referenda extending the time for payment of principal or interest, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. Furthermore, as a result of legislation or other conditions, the power or ability of any issuer to pay, when due, the principal of and interest on its municipal obligations may be materially affected.

      Moral Obligation Securities. Municipal securities may include "moral obligation" securities which are usually issued by special purpose public authorities. If the issuer of moral obligation bonds cannot fulfill its financial responsibilities from current revenues, it may draw upon a reserve fund, the restoration of which is moral commitment but not a legal obligation of the state or municipality which created the issuer.

      Industrial Development and Pollution Control Bonds. Strategic Income Fund and High Yield Opportunity Fund may invest in tax-exempt industrial development bonds and pollution control bonds which, in most cases, are revenue bonds and generally are not payable from the unrestricted revenues of an issuer. They are issued by or on behalf of public authorities to raise money to finance privately operated facilities for business, manufacturing, housing, sport complexes, and pollution control. Consequently, the credit quality of these securities is dependent upon the ability of the user of the facilities financed by the bonds and any guarantor to meet its financial obligations.

      Municipal Lease Obligations. Strategic Income Fund and High Yield Opportunity Fund may invest in lease obligations or installment purchase contract obligations of municipal authorities or entities ("municipal lease obligations"). Although lease obligations do not constitute general obligations of the municipality for which its taxing power is pledged, a lease obligation is ordinarily backed by the municipality's covenant to budget for, appropriate and make the payment due under the lease obligation. A Fund may also purchase "certificates of participation," which are securities issued by a particular municipality or municipal authority to evidence a proportionate interest in base rental or lease payments relating to a specific project to be made by the municipality, agency or authority. However, certain lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in any year unless money is appropriated for such purpose for such year. Although "non-appropriation" lease obligations are secured by the leased property, disposition of the property in the event of default and foreclosure might prove difficult. In addition, these securities represent a relatively new type of financing, and certain lease obligations may therefore be considered to be illiquid securities.

      Strategic Income Fund and High Yield Opportunity Fund will attempt to minimize the special risks inherent in municipal lease obligations and certificates of participation by purchasing only lease obligations which meet the following criteria: (1) rated A or better by at least one nationally recognized securities rating organization; (2) secured by payments from a governmental lessee which has actively traded debt obligations; (3) determined by the Investment Adviser or Sub-Adviser to be critical to the lessee's ability to deliver essential services; and (4) contain legal features which the Investment Adviser or Sub-Adviser deems appropriate, such as covenants to make lease payments without the right of offset or counterclaim, requirements for insurance policies, and adequate debt service reserve funds.

 Short-Term Municipal Obligations. Strategic Income Fund and High Yield Opportunity Fund may invest in short-term municipal obligations. These securities include the following:

      Tax Anticipation Notes are used to finance working capital needs of municipalities and are issued in anticipation of various seasonal tax revenues, to be payable from these specific future taxes. They are usually general obligations of the issuer, secured by the taxing power of the municipality for the payment of principal and interest when due.

      Revenue Anticipation Notes are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under the Federal Revenue Sharing Program. They also are usually general obligations of the issuer.

      Bond Anticipation Notes normally are issued to provide interim financing until long-term financing can be arranged. The long-term bonds then provide the money for the repayment of the notes.

      Construction Loan Notes are sold to provide construction financing for specific projects. After successful completion and acceptance, many projects receive permanent financing through the Federal National Mortgage Association or the Government National Mortgage Association.

      Short-Term Discount Notes (tax-exempt commercial paper) are short-term (365 days or less) promissory notes issued by municipalities to supplement their cash flow.

Variable and Floating Rate Instruments

      The Funds may acquire variable and floating rate instruments. Credit rating agencies frequently do not rate such instruments; however, the Investment Adviser will determine what unrated and variable and floating rate instruments are of comparable quality at the time of the purchase to rated instruments eligible for purchase by the Fund. An active secondary market may not exist with respect to particular variable or floating rate instruments purchased by a Fund. The absence of such an active secondary market could make it difficult for the Fund to dispose of the variable or floating rate instrument involved if the issuer of the instrument defaults on its payment obligation or during periods in which the Fund is not entitled to exercise its demand rights, and the Fund could, for these or other reasons, suffer a loss to the extent of the default. Variable and floating rate instruments may be secured by bank letters of credit.

Index and Equity - and Currency-Linked Securities

      Strategic Income Fund and High Yield Opportunity Fund may invest in "index-linked" or "commodity-linked" notes, which are debt securities of companies that call for interest payments and/or payment at maturity in different terms than the typical note where the borrower agrees to make fixed interest payments and to pay a fixed sum at maturity. Principal and/or interest payments on an index-linked note depend on the performance of one or more market indices, such as the S&P 500 Index or a weighted index of commodity futures such as crude oil, gasoline and natural gas. Strategic Income Fund and High Yield Opportunity Fund may also invest in "equity-linked" and "currency-linked" debt securities. At maturity, the principal amount of an equity-linked debt security is exchanged for common stock of the issuer or is payable in an amount based on the issuer's common stock price at the time of maturity. Currency-linked debt securities are short-term or intermediate-term instruments having a value at maturity, and/or an interest rate, determined by reference to one or more foreign currencies. Payment of principal or periodic interest may be calculated as a multiple of the movement of one currency against another currency, or against an index.

      Index and currency-linked securities are derivative instruments which may entail substantial risks. Such instruments may be subject to significant price volatility. The company issuing the instrument may fail to pay the amount due on maturity. The underlying investment or security may not perform as expected by the Investment Adviser or Sub-Adviser. Markets, underlying securities and indexes may move in a direction that was not anticipated by the Investment Adviser or Sub-Adviser. Performance of the derivatives may be influenced by interest rate and other market changes in the United States and abroad. Certain derivative instruments may be illiquid. See "Illiquid Securities" below.

Corporate Debt Securities

      Each Fund may invest in corporate debt securities. Corporate debt securities include corporate bonds, debentures, notes and other similar corporate debt instruments, including convertible securities. The investment return on a corporate debt security reflects interest earnings and changes in the market value of the security. The market value of a corporate debt security will generally increase when interest rates decline, and decrease when interest rates rise. There is also the risk that the issuer of a debt security will be unable to pay interest or principal at the time called for by the instrument. Investments in corporate debt securities that are rated below investment grade are described in "High Yield Securities" below.

      Debt obligations that are deemed investment grade carry a rating of at least Baa from Moody's or BBB from Standard and Poor's, or a comparable rating from another rating agency or, if not rated by an agency, are determined by the Investment Adviser to be of comparable quality. Bonds rated Baa or BBB have speculative characteristics and changes in economic circumstances are more likely to lead to a weakened capacity to make interest and principal payments than higher-rated bonds.

Risks of Investing in Debt Securities

      There are a number of risks generally associated with an investment in debt securities (including convertible securities). Yields on short-, intermediate-, and long-term securities depend on a variety of factors, including the general condition of the money and bond markets, the size of a particular offering, the maturity of the obligation, and the rating of the issue. Debt securities with longer maturities tend to produce higher yields and are generally subject to potentially greater capital appreciation and depreciation than obligations with short maturities and lower yields.

High Yield Securities

      High Yield Fund, High Yield Opportunity Fund, and High Yield Bond Fund invest predominantly, and Strategic Income Fund may invest up to 40% of its assets, in high yield securities, which are debt securities that are rated lower than Baa by Moody's Investors Service or BBB by Standard & Poor's Corporation, or of comparable quality if unrated. High Yield Fund, High Yield Opportunity Fund, and High Yield Bond Fund will invest at least 80% of their assets in high yield securities.

      High yield securities often are referred to as "junk bonds" and include certain corporate debt obligations, higher yielding preferred stock and mortgage-related securities, and securities convertible into the foregoing. Investments in high yield securities generally provide greater income and increased opportunity for capital appreciation than investments in higher-quality debt securities, but they also typically entail greater potential price volatility and principal and income risk.

      High yield securities are not considered to be investment grade. They are regarded as predominantly speculative with respect to the issuing company's continuing ability to meet principal and interest payments. Also, their yields and market values tend to fluctuate more than higher-rated securities. Fluctuations in value do not affect the cash income from the securities, but are reflected in a Fund's net asset value. The greater risks and fluctuations in yield and value occur, in part, because investors generally perceive issuers of lower-rated and unrated securities to be less creditworthy.

      The yields earned on high yield securities generally are related to the quality ratings assigned by recognized rating agencies. The following are excerpts from Moody's description of its bond ratings: Ba -- judged to have speculative elements; their future cannot be considered as well assured. B -- generally lack characteristics of a desirable investment. Caa -- are of poor standing; such issues may be in default or there may be present elements of danger with respect to principal or interest. Ca -- speculative in a high degree; often in default. C -- lowest rate class of bonds; regarded as having extremely poor prospects. Moody's also applies numerical indicators 1, 2 and 3 to rating categories. The modifier 1 indicates that the security is in the higher end of its rating category; 2 indicates a mid-range ranking; and 3 indicates a ranking towards the lower end of the category. The following are excerpts from S&P's description of its bond ratings: BB, B, CCC, CC, C -- predominantly speculative with respect to capacity to pay interest and repay principal in accordance with terms of the obligation; BB indicates the lowest degree of speculation and C the highest. D -- in payment default. S&P applies indicators "+," no character, and "-" to its rating categories. The indicators show relative standing within the major rating categories.

      Certain securities held by a Fund may permit the issuer at its option to call, or redeem, its securities. If an issuer were to redeem securities held by a Fund during a time of declining interest rates, the Fund may not be able to reinvest the proceeds in securities providing the same investment return as the securities redeemed.

      The medium- to lower-rated and unrated securities in which the Fund invests tend to offer higher yields than those of other securities with the same maturities because of the additional risks associated with them. These risks include.

      High Yield Bond Market. A severe economic downturn or increase in interest rates might increase defaults in high yield securities issued by highly leveraged companies. An increase in the number of defaults could adversely affect the value of all outstanding high yield securities, thus disrupting the market for such securities.

      Sensitivity to Interest Rate and Economic Changes. High yield securities are more sensitive to adverse economic changes or individual corporate developments but less sensitive to interest rate changes than are Treasury or investment grade bonds. As a result, when interest rates rise causing bond prices to fall, the value of high yield debt bonds tend not to fall as much as Treasury or investment grade corporate bonds. Conversely, when interest rates fall high yield bonds tend to underperform Treasury and investment grade corporate bonds because high yield bond prices tend not to rise as much as the prices of these bonds.

      The financial stress resulting from an economic downturn or adverse corporate developments could have a greater negative effect on the ability of issuers of high yield securities to service their principal and interest payments, to meet projected business goals and to obtain additional financing than on more creditworthy issuers. Holders of high yield securities could also be at greater risk because high yield securities are generally unsecured and subordinate to senior debt holders and secured creditors. If the issuer of a high yield security owned by the Funds defaults, the Funds may incur additional expenses to seek recovery. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of high yield securities and the Funds' net asset value. Furthermore, in the case of high yield securities structured as zero coupon or pay-in-kind securities, their market prices are affected to a greater extent by interest rate changes and thereby tend to be more speculative and volatile than securities which pay in cash.

      Payment Expectations. High yield securities present risks based on payment expectations. For example, high yield securities may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, the Funds may have to replace the security with a lower yielding security, resulting in a decreased return for investors. Also, the value of high yield securities may decrease in a rising interest rate market. In addition, there is a higher risk of non-payment of interest and/or principal by issuers of high yield securities than in the case of investment grade bonds.

      Liquidity and Valuation Risks. Lower-rated bonds are typically traded among a smaller number of broker-dealers rather than in a broad secondary market. Purchasers of high yield securities tend to be institutions, rather than individuals, a factor that further limits the secondary market. To the extent that no established retail secondary market exists, many high yield securities may not be as liquid as Treasury and investment grade bonds. The ability of a Fund's Board of Directors/Trustees to value or sell high yield securities will be adversely affected to the extent that such securities are thinly traded or illiquid. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield securities more than other securities, especially in a thinly traded market. To the extent the Fund owns illiquid or restricted high yield securities, these securities may involve special registration responsibilities, liabilities and costs, and liquidity and valuation difficulties. At times of less liquidity, it may be more difficult to value high yield securities because this valuation may require more research, and elements of judgment may play a greater role in the valuation since there is less reliable, objective data available.

      Taxation. Special tax considerations are associated with investing in high yield securities structured as zero coupon or pay-in-kind securities. The Funds report the interest on these securities as income even though it receives no cash interest until the security's maturity or payment date.

      Limitations of Credit Ratings. The credit ratings assigned to high yield securities may not accurately reflect the true risks of an investment. Credit ratings typically evaluate the safety of principal and interest payments, rather than the market value risk of high yield securities. In addition, credit agencies may fail to adjust credit ratings to reflect rapid changes in economic or company conditions that affect a security's market value. Although the ratings of recognized rating services such as Moody's and S&P are considered, the Investment Adviser primarily relies on its own credit analysis, which includes a study of existing debt, capital structure, ability to service debts and to pay dividends, the issuer's sensitivity to economic conditions, its operating history and the current trend of earnings. Thus, the achievement of a Fund's investment objective may be more dependent on the Investment Adviser's own credit analysis than might be the case for a fund which invests in higher quality bonds. The Investment Adviser continually monitors the investments in the Funds' portfolios and carefully evaluates whether to dispose of or retain high yield securities whose credit ratings have changed. The Funds may retain a security whose rating has been changed.

      Congressional Proposals. New laws and proposed new laws may negatively affect the market for high yield securities. As examples, recent legislation requires federally insured savings and loan associations to divest themselves of their investments in high yield securities, and pending proposals are designed to limit the use of, or tax and eliminate other advantages of, high yield securities. Any such proposals, if enacted, could have negatively affect the Funds' net asset values.

Banking Industry Obligations

      Each Fund may invest in banking industry obligations, including certificates of deposit, bankers' acceptances, and fixed time deposits. The Funds will not invest in obligations issued by a bank unless (i) the bank is a U.S. bank and a member of the FDIC and (ii) the bank has total assets of at least $1 billion (U.S.) or, if not, the Fund's investment is limited to the FDIC-insured amount of $100,000.

When-Issued Securities and Delayed-Delivery Transactions

      In order to secure prices or yields deemed advantageous at the time, the Funds (except Money Market Fund) may purchase or sell securities on a when-issued or a delayed-delivery basis generally 15 to 45 days after the commitment is made. The Funds (except GNMA Income, High Yield Fund and Lexington Money Market Trust) may also enter into forward commitments. The Funds will enter into a when-issued transaction for the purpose of acquiring portfolio securities and not for the purpose of leverage. In such transactions, delivery of the securities occurs beyond the normal settlement periods, but no payment or delivery is made by, and no interest accrues to, the Fund prior to the actual delivery or payment by the other party to the transaction. Due to fluctuations in the value of securities purchased on a when-issued or a delayed-delivery basis, the yields obtained on such securities may be higher or lower than the yields available in the market on the dates when the investments are actually delivered to the buyers. Similarly, the sale of securities for delayed-delivery can involve the risk that the prices available in the market when delivery is made may actually be higher than those obtained in the transaction itself. Each Fund will establish a segregated account with the Custodian consisting of cash and/or liquid assets in an amount equal to the amount of its when-issued and delayed-delivery commitments which will be "marked to market" daily. Each Fund will only make commitments to purchase such securities with the intention of actually acquiring the securities, but the Fund may sell these securities before the settlement date if deemed an advisable investment strategy. In these cases, a Fund may realize a capital gain or loss. When a Fund engages in when-issued, forward commitment, and delayed delivery transactions, it relies on the other party to consummate the trade. Failure to do so may result in a Fund's incurring a loss or missing an opportunity to obtain a price credited to be advantageous. High Yield Opportunity Fund and Strategic Income Fund may not purchase when-issued securities or enter into firm commitments, if as a result, more than 15% of that Fund's net assets would be segregated to cover such securities.

      When the time comes to pay for the securities acquired on a delayed delivery basis, a Fund will meet its obligations from the available cash flow, sale of the securities held in the segregated account, sale of other securities or, although it would not normally expect to do so, from sale of the when-issued securities themselves (which may have a market value greater or less than the Fund's payment obligation). Depending on market conditions, the Funds could experience fluctuations in share price as a result of delayed-delivery or when-issued purchases.

Derivatives

      The Funds may invest in derivative instruments. Generally, derivatives can be characterized as financial instruments whose performance is derived, at least in part, from the performance of an underlying asset or assets. Types of derivatives include options, futures contracts, options on futures and forward contracts. Derivative instruments may be used for a variety of reasons, including to enhance return, hedge certain market risks, or provide a substitute for purchasing or selling particular securities. Derivatives may provide a cheaper, quicker or more specifically focused way for the Fund to invest than "traditional" securities would.

      Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular derivative and the portfolio as a whole. Derivatives permit a Fund to increase or decrease the level of risk, or change the character of the risk, to which its portfolio is exposed in much the same way as the Fund can increase or decrease the level of risk, or change the character of the risk, of its portfolio by making investments in specific securities.

      Derivatives may be purchased on established exchanges or through privately negotiated transactions referred to as over-the-counter derivatives. Exchange-traded derivatives generally are guaranteed by the clearing agency which is the issuer or counterparty to such derivatives. This guarantee usually is supported by a daily payment system (i.e., margin requirements) operated by the clearing agency to reduce overall credit risk. As a result, unless the clearing agency defaults, there is relatively little counterparty credit risk associated with derivatives purchased on an exchange. By contrast, no clearing agency guarantees over-the-counter derivatives. Therefore, each party to an over-the-counter derivative bears the risk that the counterparty will default. Accordingly, the Funds will consider the creditworthiness of counterparties to over-the-counter derivatives in the same manner as they would review the credit quality of a security to be purchased by a Fund. Over-the-counter derivatives are less liquid than exchange-traded derivatives since the other party to the transaction may be the only investor with sufficient understanding of the derivative to be interested in bidding for it.

Real Estate Securities

      National Tax-Exempt Bond Fund, Intermediate Bond Fund and High Yield Bond may invest in real estate investment trusts ("REITs") and other real estate industry operating companies ("REOCs"). For purposes of a Fund's investments, a REOC is a company that derives at least 50% of its gross revenues or net profits from either (1) the ownership, development, construction, financing, management or sale of commercial, industrial or residential real estate, or (2) products or services related to the real estate industry, such as building supplies or mortgage servicing. Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Although the Funds will not invest directly in real estate, a Fund may invest in equity securities of issuers primarily engaged in or related to the real estate industry. Therefore, an investment in REITs is subject to certain risks associated with the direct ownership of real estate and with the real estate industry in general. These risks include, among others, possible declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; increases in competition, property taxes and operating expenses; changes in zoning laws; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents; and changes in interest rates. To the extent that assets underlying the REITs' investments are concentrated geographically, by property type or in certain other respects, the REITs may be subject to certain of the foregoing risks to a greater extent. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, are subject to heavy cash flow dependency, default by borrowers and self-liquidation. REITs are also subject to the possibilities of failing to qualify for tax-free pass-through of income under the U.S. Internal Revenue Code and failing to maintain their exemptions from registration under the 1940 Act.

      REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT's investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT's investment in fixed rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on a REIT's investment in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

      Investing in REITs involves risks similar to those associated with investing in small capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger-company securities.

      Investments in mortgage-related securities involve certain risks. In periods of declining interest rates, prices of fixed income securities tend to rise. However, during such periods, the rate of prepayment of mortgages underlying mortgage-related securities tends to increase, with the result that such prepayments must be reinvested by the issuer at lower rates. In addition, the value of such securities may fluctuate in response to the market's perception of the creditworthiness of the issuers of mortgage-related securities owned by the Fund. Because investments in mortgage-related securities are interest sensitive, the ability of the issuer to reinvest or to reinvest favorably in underlying mortgages may be limited by government regulation or tax policy. For example, action by the Board of Governors of the Federal Reserve System to limit the growth of the nation's money supply may cause interest rates to rise and thereby reduce the volume of new residential mortgages. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantees and/or insurance, there is no assurance that private guarantors or insurers will be able to meet their obligations.

Mortgage-Related Securities

      The Funds (except National Tax-Exempt Bond Fund) may invest in mortgage-related securities. These Funds may invest in U.S. Government agency mortgage-backed securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities, including the Government National Mortgage Association ("GNMA"), Federal National Mortgage Association ("FNMA"), and the Federal Home Loan Mortgage Association ("FHLMC"). These instruments might be considered derivatives. The primary risk of these instruments is the risk that their value will change with changes in interest rates and prepayment risk.

      One type of mortgage-related security includes certificates that represent pools of mortgage loans assembled for sale to investors by various governmental and private organizations. These securities provide a monthly payment, which consists of both an interest and a principal payment that is in effect a "pass-through" of the monthly payment made by each individual borrower on his or her residential mortgage loan, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying residential property, refinancing, or foreclosure, net of fees or costs that may be incurred.

      "Pass-through" certificates, such as those issued by GNMA, entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, regardless of whether the mortgagor actually makes the payment. A major governmental guarantor of pass-through certificates is GNMA. GNMA guarantees, with the full faith and credit of the U.S. government, the timely payments of principal and interest on securities issues by institutions approved by GNMA (such as savings and loan institutions, commercial banks, and mortgage bankers backed by pools of FHA-insured or VA-guaranteed mortgages). Other government guarantors (but not backed by the full faith and credit of the United States Government) include FNMA and FHLMC. FNMA purchases residential mortgages from a list of approved seller/services that include state and federally chartered savings and loan associations, mutual saving banks, commercial banks, credit unions and mortgage bankers.

      The prices of high coupon U.S. Government agency mortgage-backed securities do not tend to rise as rapidly as those of traditional fixed-rate securities at times when interest rates are decreasing, and tend to decline more slowly at times when interest rates are increasing.

      The Funds (except GNMA Income Fund and National Tax-Exempt Bond Fund) may also purchase mortgage-backed securities issued by commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers that also create pass-through pools of conventional residential mortgage loans. Such issuers may in addition be the originators of the underlying mortgage loans as well as the guarantors of the pass-through certificates. Pools created by such non-governmental issuers generally offer a higher rate of return than governmental pools because there are no direct or indirect governmental guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance. The insurance and guarantees are issued by government entities, private insurers and the mortgage poolers.

      It is expected that governmental or private entities may create mortgage loan pools offering pass-through investments in addition to those described above. As new types of pass-through securities are developed and offered to investors, the Investment Adviser may, consistent with the Funds' investment objectives, policies and restrictions, consider making investments in such new types of securities.

      Other types of mortgage-related securities in which the Funds (except GNMA Income Fund and National Tax-Exempt Bond Fund) may invest include debt securities that are secured, directly or indirectly, by mortgages on commercial real estate or residential rental properties, or by first liens on residential manufactured homes (as defined in section 603(6) of the National Manufactured Housing Construction and Safety Standards Act of 1974), whether such manufactured homes are considered real or personal property under the laws of the states in which they are located. Securities in this investment category include, among others, standard mortgage-backed bonds and newer collateralized mortgage obligations ("CMOs"). Mortgage-backed bonds are secured by pools of mortgages, but unlike pass-through securities, payments to bondholders are not determined by payments on the mortgages. The bonds consist of a single class, with interest payable periodically and principal payable on the stated date of maturity. CMOs have characteristics of both pass-through securities and mortgage-backed bonds. CMOs are secured by pools of mortgages, typically in the form of "guaranteed" pass-through certificates such as GNMA, FNMA, or FHLMC securities. The payments on the collateral securities determine the payments to bondholders, but there is not a direct "pass-through" of payments. CMOs are structured into multiple classes, each bearing a different date of maturity. Monthly payments of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longest maturity class receive principal only after the shorter maturity classes have been retired.

      CMOs are issued by entities that operate under order from the SEC exempting such issuers from the provisions of the 1940 Act. Until recently, the staff of the SEC had taken the position that such issuers were investment companies and that, accordingly, an investment by an investment company (such as the Funds) in the securities of such issuers was subject to the limitations imposed by Section 12 of the 1940 Act. However, in reliance on SEC staff interpretations, the Funds (except GNMA Income Fund and National Tax-Exempt Bond
Fund) may invest in securities issued by certain "exempted issuers" without regard to the limitations of Section 12 of the 1940 Act. In its interpretation, the SEC staff defined "exempted issuers" as unmanaged, fixed asset issuers that
(a) invest primarily in mortgage-backed securities; (b) do not issue redeemable securities as defined in Section 2(a)(32) of the 1940 Act; (c) operate under the general exemptive orders exempting them from all provisions of the 1940 Act; and
(d) are not registered or regulated under the 1940 Act as investment companies.

      Stripped mortgage-backed securities ("SMBS") are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing.

      SMBS are structured with two or more classes of securities that receive different proportions of the interest and principal distributions on a pool of Mortgage Assets. A common type of SMBS will have at least one class receiving only a small portion of the interest and a larger portion of the principal from the Mortgage Assets, while the other classes will receive primarily interest and only a small portion of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying Mortgage Assets, and a rapid rate of principal payments may have a material adverse effect on such security's yield to maturity. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, a Fund may fail to recoup fully its initial investment in these securities. The determination of whether a particular government-issued IO or PO backed by fixed-rate mortgages is liquid is made by the Investment Adviser or a Sub-Adviser under guidelines and standards established by the Board of Directors/Trustees. Such a security may be deemed liquid if it can be disposed of promptly in the ordinary course of business at a value reasonably close to that used in the calculation of net asset value per share.

      Investments in mortgage-related securities involve certain risks. In periods of declining interest rates, prices of fixed income securities tend to rise. However, during such periods, the rate of prepayment of mortgages underlying mortgage-related securities tends to increase, with the result that such prepayments must be reinvested by the issuer at lower rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective maturity of the security beyond what was anticipated at the time of the purchase. Unanticipated rates of prepayment on underlying mortgages can be expected to increase the volatility of such securities. In addition, the value of these securities may fluctuate in response to the market's perception of the creditworthiness of the issuers of mortgage-related securities owned by a Fund. Because investments in mortgage-related securities are interest sensitive, the ability of the issuer to reinvest favorably in underlying mortgages may be limited by government regulation or tax policy. For example, action by the Board of Governors of the Federal Reserve System to limit the growth of the nation's money supply may cause interest rates to rise and thereby reduce the volume of new residential mortgages. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantees and/or insurance, there is no assurance that private guarantors or insurers will be able to meet their obligations. Further, stripped mortgage-backed securities are likely to experience greater price volatility than other types of mortgage securities. The yield to maturity on the interest only class is extremely sensitive, both to changes in prevailing interest rates and to the rate of principal payments (including prepayments) on the underlying mortgage assets. Similarly, the yield to maturity on CMO residuals is extremely sensitive to prepayments on the related underlying mortgage assets. In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are made. A Fund could fail to fully recover its initial investment in a CMO residual or a stripped mortgage-backed security.

      Mutual Funds may invest in foreign mortgage-related securities. Foreign mortgage-related securities are interests in pools of mortgage loans made to residential home buyers domiciled in a foreign country. These include mortgage loans made by trust and mortgage loan companies, credit unions, chartered banks, and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations (e.g., Canada Mortgage and Housing Corporation and First Australian National Mortgage Acceptance Corporation Limited). The mechanics of these mortgage-related securities are generally the same as those issued in the United States. However, foreign mortgage markets may differ materially from the U.S. mortgage market with respect to matters such as the sizes of loan pools, pre-payment experience, and maturities of loans.

Adjustable Rate Mortgage Securities

      Intermediate Bond Fund, High Yield Bond Fund and Classic Money Market Fund may invest in adjustable rate mortgage securities (ARMS), which are pass-through mortgage securities collateralized by mortgages with adjustable rather than fixed rates. Generally, ARMS have a specified maturity date and amortize principal over their life. In periods of declining interest rates, there is a reasonable likelihood that ARMS will experience increased rates of prepayment of principal. However, the major difference between ARMS and fixed-rate mortgage securities is that the interest rate and the rate of amortization of principal of ARMS can and do change in accordance with movements in a particular, pre-specified, published interest rate index.

      The amount of interest on an ARM is calculated by adding a specified amount, the "margin," to the index, subject to limitations on the maximum and minimum interest that can be charged to the mortgagor during the life of the mortgage or to maximum and minimum changes to that interest rate during a given period. Because the interest rate on ARMS generally moves in the same direction as market interest rates, the market value of ARMS tends to be more stable than that of long-term fixed rate securities.

      Two main categories of indices serve as benchmarks for periodic adjustments to coupon rates on ARMS: those based on U.S. Treasury securities and those derived from a calculated measure such as a cost of funds index or a moving average of mortgage rates. Commonly utilized indices include the one-year and five-year constant maturity Treasury Note rates, the three-month Treasury Bill rate, the 180-day Treasury Bill rate, rates on longer-term Treasury securities, the 11th District Federal Home Loan Bank Cost of Funds, the National Median Cost of Funds, the one-month or three-month London Interbank Offered Rate (LIBOR), the prime rate of a specific bank, or commercial paper rates. Some indices, such as the one-year constant maturity Treasury Note rate, closely mirror changes in market interest rate levels. Others, such as the 11th District Home Loan Bank Cost of Funds index (often related to ARMS issued by FNMA), tend to lag changes in market rate levels and tend to be somewhat less volatile.

GNMA Certificates

      GNMA Income Fund invests predominantly in GNMA certificates. GNMA Certificates are mortgage-backed securities representing part ownership of a pool of mortgage loans. GNMA is a U.S. Government corporation within the Department of Housing and Urban Development. Such loans are initially made by lenders such as mortgage bankers, commercial banks and savings and loan associations and are either insured by the Federal Housing Administration (FHA) or Farmers' Home Administration (FMHA) or guaranteed by the Veterans Administration (VA). A GNMA Certificate represents an interest in a specific pool of such mortgages which, after being approved by GNMA, is offered to investors through securities dealers. Once approved by GNMA, the timely payment of interest and principal on each certificate is guaranteed by the full faith and credit of the United States Government.

      GNMA Certificates differ from bonds in that principal is scheduled to be paid back by the borrower over the length of the loan rather than returned in a lump sum at maturity. GNMA Income Fund will purchase "modified pass through" type GNMA Certificates, which entitle the holder to receive all interest and principal payments owed on the mortgages in the pool (net of issuers' and GNMA fees), whether or not the mortgagor has made such payment. The Fund will use principal payments to purchase additional GNMA Certificates or other government guaranteed securities. The balance of the Fund's assets will be invested in other securities issued or guaranteed by the U.S. Government, including U.S. Treasury bills, note or bonds. The Fund may also invest in repurchase agreements secured by such U.S. Government securities or GNMA Certificates.

      GNMA Certificates are created by an "issuer," which is an FHA approved mortgage banker who also meets criteria imposed by GNMA. The issuer assembles a pool of FHA, FMHA, or VA insured or guaranteed mortgages with the same interest rate, maturity and type of dwelling. Upon application by the issuer, and after approval by GNMA of the pool, GNMA provides its commitment to guarantee timely payment of principal and interest on the GNMA Certificates backed by the mortgages included in the pool. The GNMA Certificates, endorsed by GNMA, are then sold by the issuer through securities dealers.

      GNMA is authorized under the Federal National Housing Act to guarantee timely payment of principal and interest on GNMA Certificates. This guarantee is backed by the full faith and credit of the United States. GNMA may borrow U.S. Treasury funds to the extent needed to make payments under its guarantee. When mortgages in the pool underlying GNMA Certificates are prepaid by mortgagors or by result of foreclosure, such principal payments are passed through to the certificate holders. Accordingly, the life of the GNMA Certificate is likely to be substantially shorter than the stated maturity of the mortgages in the underlying pool. Because of such variation in prepayment rates, it is not possible to predict the life of a particular GNMA certificate, but FHA statistics indicate that 25 to 30 year single family dwelling mortgages have an average life of approximately 12 years. The majority of GNMA certificates are backed by mortgages of this type, and accordingly the generally accepted practice has developed to treat GNMA certificates as 30-year securities which prepay fully in the 12th year.

      GNMA certificates bear a nominal "coupon rate" which represents the effective FHA-VA mortgage rate at the time of issuance, less 0.5%, which constitutes the GNMA and issuer's fees. For providing its guarantees, GNMA receives an annual fee of 0.06% of the outstanding principal on certificates backed by single family dwelling mortgages, and the issuer receives an annual fee of 0.44% for assembling the pool and for passing through monthly payments of interest and principal.

      Payments to holders of GNMA certificates consist of the monthly distributions of interest and principal less the GNMA and issuer's fees. The actual yield to be earned by a holder of a GNMA certificate is calculated by dividing such payments by the purchase price paid for the GNMA certificate (which may be at a premium or a discount from the face value of the certificate). Monthly distributions of interest, as contrasted to semi-annual distributions which are common for other fixed interest investments, have the effect of compounding and thereby raising the effective annual yield earned on GNMA certificates. Because of the variation in the life of the pools of mortgages which back various GNMA certificates, and because it is impossible to anticipate the rate of interest at which future principal payments may be reinvested, the actual yield earned from a portfolio of GNMA certificates, such as that in which the Fund is invested, will differ significantly from the yield estimated by using an assumption of a 12 year life for each GNMA certificate included in such a portfolio as described.

      The actual rate of prepayment for any GNMA certificate does not lend itself to advance determination, although regional and other characteristics of a given mortgage pool may provide some guidance for investment analysis. Also, secondary-market trading of outstanding GNMA certificates tends to be concentrated in issues bearing the current coupon rate.

      GNMA Income Fund may purchase construction loan securities which are issued to finance building costs. The funds are disbursed as needed or in accordance with a prearranged plan. The securities provide for the timely payment to the registered holder of interest at the specified rate plus scheduled installments of principal. Upon completion of the construction phase, the construction loan securities are terminated, and project loan securities are issued. It is the Fund's policy to record these GNMA certificates on trade date, and to segregate assets to cover its commitments on trade date as well.

GNMA Certificates -- When-Issued And Delayed Delivery Transactions

      GNMA Certificates may at times be purchased or sold on a delayed-delivery basis or on a when-issued basis. These transactions arise when GNMA Certificates are purchased or sold by GNMA Income Fund with payment and delivery taking place in the future, in order to secure what is considered to be an advantageous price and yield to the Fund. No payment is made until delivery is due, often a month or more after the purchase. The Settlement date on such transactions will take place no more than 120 days from the trade date. When the Fund engages in when-issued and delayed-delivery transactions, the Fund relies on the buyer or seller, as the case may be, to consummate the sale. Failure of the buyer or seller to do so may result in the Fund missing the opportunity of obtaining a price considered to be advantageous. While when-issued GNMA Certificates may be sold prior to the settlement date, the Fund intends to purchase such securities with the purpose of actually acquiring them unless a sale appears desirable for investment reasons. At the time the Fund makes the commitment to purchase a GNMA Certificate on a when-issued basis, it will record the transaction and reflect the value of the security in determining its net asset value. The Fund does not believe that its net asset value or income will be adversely affected by its purchase of GNMA Certificates on a when-issued basis. The Fund may invest in when-issued securities without other conditions. Such securities either will mature or be sold on or about the settlement date. The Fund may earn interest on such account or securities for the benefit of shareholders.

Subordinated Mortgage Securities

      Subordinated mortgage securities have certain characteristics and certain associated risks. In general, the subordinated mortgage securities in which High Yield Fund may invest consist of a series of certificates issued in multiple classes with a stated maturity or final distribution date. One or more classes of each series may be entitled to receive distributions allocable only to principal, principal prepayments, interest or any combination thereof prior to one or more other classes, or only after the occurrence of certain events, and may be subordinated in the right to receive such distributions on such certificates to one or more senior classes of certificates. The rights associated with each class of certificates are set forth in the applicable pooling and servicing agreement, form of certificate and offering documents for the certificates.

      The subordination terms are usually designed to decrease the likelihood that the holders of senior certificates will experience losses or delays in the receipt of their distributions and to increase the likelihood that the senior certificate holders will receive aggregate distributions of principal and interest in the amounts anticipated. Generally, pursuant to such subordination terms, distributions arising out of scheduled principal, principal prepayments, interest or any combination thereof that otherwise would be payable to one or more other classes of certificates of such series (i.e., the subordinated certificates) are paid instead to holders of the senior certificates. Delays in receipt of scheduled payments on mortgage loans and losses on defaulted mortgage loans are typically borne first by the various classes of subordinated certificates and then by the holders of senior certificates.

      In some cases, the aggregate losses in respect of defaulted mortgage loans that must be borne by the subordinated certificates and the amount of the distributions otherwise distributable on the subordinated certificates that would, under certain circumstances, be distributable to senior certificate holders may be limited to a specified amount. All or any portion of distributions otherwise payable to holders of subordinated certificates may, in certain circumstances, be deposited into one or more reserve accounts for the benefit of the senior certificate holders. Since a greater risk of loss is borne by the subordinated certificate holders, such certificates generally have a higher stated yield than the senior certificates.

      Interest on the certificates generally accrues on the aggregate principal balance of each class of certificates entitled to interest at an applicable rate. The certificate interest rate may be a fixed rate, a variable rate based on current values of an objective interest index or a variable rate based on a weighted average of the interest rate on the mortgage loans underlying or constituting the mortgage assets. In addition, the underlying mortgage loans may have variable interest rates.

      Generally, to the extent funds are available, interest accrued during each interest accrual period on each class of certificates entitled to interest is distributable on certain distribution dates until the aggregate principal balance of the certificates of such class has been distributed in full. The amount of interest that accrues during any interest accrual period and over the life of the certificates depends primarily on the aggregate principal balance of the class of certificates, which, unless otherwise specified, depends primarily on the principal balance of the mortgage assets for each such period and the rate of payment (including prepayments) of principal of the underlying mortgage loans over the life of the trust.

      A series of certificates may consist of one or more classes as to which distributions allocable to principal will be allocated. The method by which the amount of principal to be distributed on the certificates on each distribution date is calculated and the manner in which such amount could be allocated among classes varies and could be effected pursuant to a fixed schedule, in relation to the occurrence of certain events or otherwise. Special distributions are also possible if distributions are received with respect to the mortgage assets, such as is the case when underlying mortgage loans are prepaid.

      A mortgage-related security that is senior to a subordinated residential mortgage security will not bear a loss resulting from the occurrence of a default on an underlying mortgage until all credit enhancement protecting such senior holder is exhausted. For example, the senior holder will only suffer a credit loss after all subordinated interests have been exhausted pursuant to the terms of the subordinated residential mortgage security. The primary credit risk to High Yield Fund by investing in subordinated residential mortgage securities is potential losses resulting from defaults by the borrowers under the underlying mortgages. High Yield Fund would generally realize such a loss in connection with a subordinated residential mortgage security only if the subsequent foreclosure sale of the property securing a mortgage loan does not produce an amount at least equal to the sum of the unpaid principal balance of the loan as of the date the borrower went into default, the interest that was not paid during the foreclosure period and all foreclosure expenses.

      The Investment Adviser will seek to limit the risks presented by subordinated residential mortgage securities by reviewing and analyzing the characteristics of the mortgage loans that underlie the pool of mortgages securing both the senior and subordinated residential mortgage securities. The Investment Adviser has developed a set of guidelines to assist in the analysis of the mortgage loans underlying subordinated residential mortgage securities. Each pool purchase is reviewed against the guidelines. The Funds seek opportunities to acquire subordinated residential mortgage securities where, in the view of the Investment Adviser, the potential for a higher yield on such instruments outweighs any additional risk presented by the instruments. The Investment Adviser will seek to increase yield to shareholders by taking advantage of perceived inefficiencies in the market for subordinated residential mortgage securities.

      Credit Enhancement. Credit enhancement for the senior certificates comprising a series is provided by the holders of the subordinated certificates to the extent of the specific terms of the subordination and, in some cases, by the establishment of reserve funds. Depending on the terms of a particular pooling and servicing agreement, additional or alternative credit enhancement may be provided by a pool insurance policy and/or other insurance policies, third party limited guaranties, letters of credit, or similar arrangements. Letters of credit may be available to be drawn upon with respect to losses due to mortgagor bankruptcy and with respect to losses due to the failure of a master service to comply with its obligations, under a pooling and servicing agreement, if any, to repurchase a mortgage loan as to which there was fraud or negligence on the part of the mortgagor or originator and subsequent denial of coverage under a pool insurance policy, if any. A master service may also be required to obtain a pool insurance policy to cover losses in an amount up to a certain percentage of the aggregate principal balance of the mortgage loans in the pool to the extent not covered by a primary mortgage insurance policy by reason of default in payments on mortgage loans.

      Optional Termination of a Trust. A pooling and servicing agreement may provide that the depositor and master service could effect early termination of a trust, after a certain specified date or the date on which the aggregate outstanding principal balance of the underlying mortgage loans is less than a specific percentage of the original aggregate principal balance of the underlying mortgage loans by purchasing all of such mortgage loans at a price, unless otherwise specified, equal to the greater of a specified percentage of the unpaid principal balance of such mortgage loans, plus accrued interest thereon at the applicable certificate interest rate, or the fair market value of such mortgage assets. Generally, the proceeds of such repurchase would be applied to the distribution of the specified percentage of the principal balance of each outstanding certificate of such series, plus accrued interest, thereby retiring such certificates. Notice of such optional termination would be given by the trustee prior to such distribution date.

      Underlying Mortgage Loans. The underlying trust assets are a mortgage pool generally consisting of mortgage loans on single, multi-family and mobile home park residential properties. The mortgage loans are originated by savings and loan associations, savings banks, commercial banks or similar institutions, and mortgage banking companies.

      Various services provide certain customary servicing functions with respect to the mortgage loans pursuant to servicing agreements entered into between each service and the master service. A service's duties generally include collection and remittance of principal and interest payments, administration of mortgage escrow accounts, collection of insurance claims, foreclosure procedures and, if necessary, the advance of funds to the extent certain payments are not made by the mortgagors and are recoverable under applicable insurance policies or from proceeds of liquidation of the mortgage loans.

      The mortgage pool is administered by a master service who (a) establishes requirements for each service, (b) administers, supervises and enforces the performance by the services of their duties and responsibilities under the servicing agreements, and (c) maintains any primary insurance, standard hazard insurance, special hazard insurance and any pool insurance required by the terms of the certificates. The master service may be an affiliate of the depositor and also may be the service with respect to all or a portion of the mortgage loans contained in a trust fund for a series of certificates.

Asset Backed Securities

      The non-mortgage-related asset-backed securities in which Mutual Funds and Funds Trust (except National Tax-Exempt Bond Fund) may invest include, but are not limited to, interests in pools of receivables, such as credit card and accounts receivables and motor vehicle and other installment purchase obligations and leases. Interests in these pools are not backed by the U.S. Government and may or may not be secured.

      The credit characteristics of asset-backed securities differs in a number of respects from those of traditional debt securities. Asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable to other debt obligations, and there is a possibility that recoveries on repossessed collateral may not be available to support payment on these securities.

Zero Coupon and Pay-In-Kind Securities

      Each Fund (except Strategic Income and GNMA Income Funds) may invest in zero coupon securities. High Yield Opportunity Fund will limit its investments in such securities to 35% of its respective net assets. Zero coupon, or deferred interest securities are debt obligations that do not entitle the holder to any periodic payment of interest prior to maturity or a specified date when the securities begin paying current interest (the "cash payment date") and therefore are issued and traded at a discount from their face amounts or par value. The discount varies, depending on the time remaining until maturity or cash payment date, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. The discount, in the absence of financial difficulties of the issuer, decreases as the final maturity or cash payment date of the security approaches. The market prices of zero coupon and delayed interest securities generally are more volatile than the market prices of securities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than do non-zero coupon securities having similar maturities and credit quality. Current federal income tax law requires holders of zero coupon securities to report as interest income each year the portion of the original issue discount on such securities (other than tax-exempt original issue discount from a zero coupon security) that accrues that year, even though the holders receive no cash payments of interest during the year.

      Each Fund (except Strategic Income and GNMA Income Funds) may also invest in pay-in-kind securities. Pay-in-kind securities are securities that pay interest or dividends through the issuance of additional securities. A Fund will be required to report as income annual inclusions of original issue discount over the life of such securities as if it were paid on a current basis, although no cash interest or dividend payments are received by the Fund until the cash payment date or the securities mature. Under certain circumstances, a Fund could also be required to include accrued market discount or capital gain with respect to its pay-in-kind securities.

      The risks associated with lower rated debt securities apply to these securities. Zero coupon and pay-in-kind securities are also subject to the risk that in the event of a default, the Fund may realize no return on its investment, because these securities do not pay cash interest.

American Depositary Receipts and European Depositary Receipts

      High Yield, High Yield Opportunity, High Yield Bond, Strategic Income, and Intermediate Bond Funds may invest in securities of foreign issuers in the form of American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") or other similar securities representing securities of foreign issuers. These securities may not necessarily be denominated in the same currency as the securities they represent. ADRs are receipts typically issued by a United States bank or trust company evidencing ownership of the underlying foreign securities. EDRs are receipts issued by a European financial institution evidencing a similar arrangement. Generally, ADRs, in registered form, are designed for use in the United States securities markets, and EDRs, in bearer form, are designed for use in European securities markets.

Foreign and Emerging Market Securities

      The Funds (except GNMA Income Fund) may invest in securities of foreign issuers. Foreign financial markets, while growing in volume, have, for the most part, substantially less volume than United States markets, and securities of many foreign companies are less liquid and their prices more volatile than securities of comparable domestic companies. The foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delivery of securities may not occur at the same time as payment in some foreign markets. Delays in settlement could result in temporary periods when a portion of the assets of a Fund is uninvested and no return is earned thereon. The inability of the Funds to make intended security purchases due to settlement problems could cause the Funds to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to the Funds due to subsequent declines in value of the portfolio security or, if the Funds have entered into a contract to sell the security, could result in possible liability to the purchaser.

      As foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards and practices comparable to those applicable to domestic companies, there may be less publicly available information about certain foreign companies than about domestic companies. There is generally less government supervision and regulation of exchanges, financial institutions and issuers in foreign countries than there is in the United States. A foreign government may impose exchange control regulations that may have an impact on currency exchange rates, and there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments that could affect U.S. investments in those countries.

      Although the Funds will use reasonable efforts to obtain the best available price and the most favorable execution with respect to all transactions and the Investment Adviser or Sub-Adviser will consider the full range and quality of services offered by the executing broker or dealer when making these determinations, fixed commissions on many foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges. Certain foreign governments levy withholding taxes against dividend and interest income, or may impose other taxes. Although in some countries a portion of these taxes are recoverable, the non-recovered portion of foreign withholding taxes will reduce the income received by the Funds on these investments. However, these foreign withholding taxes are not expected to have a significant impact on the Fund, since the Fund's investment objective is to seek long-term capital appreciation and any income earned by the Fund should be considered incidental. The risks of investing in foreign securities may be intensified for investments in issuers domiciled or doing substantial business in emerging markets or countries with limited or developing capital markets. Security prices in emerging markets can be significantly more volatile than in the more-developed nations of the world, reflecting the greater uncertainties of investing in less-established markets and economies. In particular, countries with emerging markets may have relatively unstable governments, present the risk of sudden adverse government action and even nationalization of businesses, restrictions on foreign ownership, or prohibitions of repatriation of assets, and may have less protection of property rights than more developed countries. The economies of countries with emerging markets may be predominantly based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. Transaction settlement and dividend collection procedures may be less reliable in emerging markets than in developed markets. Securities of issuers located in countries with emerging markets may have limited marketability and may be subject to more abrupt or erratic price movements.

      International Debt Securities. The Funds indicated above may invest in debt obligations (which may be denominated in U.S. dollar or in non-U.S. currencies) of any rating issued or guaranteed by foreign corporations, certain supranational entities (such as the World Bank) and foreign governments (including political subdivisions having taxing authority) or their agencies or instrumentalities, including American Depository Receipts. No more than 10% of High Yield Fund's total assets, at the time of purchase, will be invested in securities of foreign issuers. These investments may include debt obligations such as bonds (including sinking fund and callable bonds), debentures and notes, together with preferred stocks, pay-in-kind securities, and zero coupon securities.

      In determining whether to invest in debt obligations of foreign issuers, the Fund will consider the relative yields of foreign and domestic high yield securities, the economies of foreign countries, the condition of such countries' financial markets, the interest rate climate of such countries and the relationship of such countries' currency to the U.S. Dollar. These factors are judged on the basis of fundamental economic criteria (e.g., relative inflation levels and trends, growth rate forecasts, balance of payments status and economic policies) as well as technical and political data. Subsequent foreign currency losses may result in the Fund having previously distributed more income in a particular period than was available from investment income, which could result in a return of capital to shareholders. The Fund's portfolio of foreign securities may include those of a number of foreign countries, or, depending upon market conditions, those of a single country.

      Investments in securities of issuers in non-industrialized countries generally involve more risk and may be considered highly speculative. Although a portion of the Fund's investment income may be received or realized in foreign currencies, the Fund will be required to compute and distribute its income in U.S. dollars and absorb the cost of currency fluctuations and the cost of currency conversions. Investment in foreign securities involves considerations and risks not associated with investment in securities of U.S. issuers. For example, foreign issuers are not required to use generally accepted accounting principles. If foreign securities are not registered under the Securities Act of 1933, as amended, the issuer does not have to comply with the disclosure requirements of the Securities Exchange Act of 1934, as amended. The values of foreign securities investments will be affected by incomplete or inaccurate information available to the Investment Adviser as to foreign issuers, changes in currency rates, exchange control regulations or currency blockage, expropriation or nationalization of assets, application of foreign tax laws (including withholding taxes), changes in governmental administration or economic or monetary policy. In addition, it is generally more difficult to obtain court judgments outside the United States.

      Restrictions on Foreign Investments. Some developing countries prohibit or impose substantial restrictions on investments in their capital markets, particularly their equity markets, by foreign entities such as a Fund. As illustrations, certain countries may require governmental approval prior to investments by foreign persons, limit the amount of investment by foreign persons in a particular company or limit the investment by foreign persons to only a specific class of securities of a company that may have less advantageous terms (including price) than securities of the company available for purchase by nationals. Certain countries may restrict investment opportunities in issuers or industries deemed important to national interests.

      The manner in which foreign investors may invest in companies in certain developing countries, as well as limitations on such investments, also may have an adverse impact on the operations of a Fund that invests in such countries. For example, a Fund may be required in certain of such countries to invest initially through a local broker or other entity and then have the shares purchased re-registered in the name of the Fund. Re-registration may in some instances not be able to occur on timely basis, resulting in a delay during which a Fund may be denied certain of its rights as an investor, including rights as to dividends or to be made aware of certain corporate actions. There also may be instances where a Fund places a purchase order but is subsequently informed, at the time of re-registration, that the permissible allocation of the investment to foreign investors has been filled, depriving the Fund of the ability to make its desired investment at that time.

      Substantial limitations may exist in certain countries with respect to a Fund's ability to repatriate investment income, capital or the proceeds of sales of securities by foreign investors. A Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investments. No more than 15% of a Fund's net assets may be comprised, in the aggregate, of assets that are (i) subject to material legal restrictions on repatriation or (ii) invested in illiquid securities. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of the operations of the Fund. For example, funds may be withdrawn from the People's Republic of China only in U.S. or Hong Kong dollars and only at an exchange rate established by the government once each week.

      In certain countries, banks or other financial institutions may be among the leading companies or have actively traded securities. The 1940 Act restricts each Fund's investments in any equity securities of an issuer that, in its most recent fiscal year, derived more than 15% of its revenues from "securities related activities," as defined by the rules thereunder. The provisions may restrict the Fund's investments in certain foreign banks and other financial institutions.

      Foreign Currency Exchange Transactions. Because the Funds that invest in foreign securities may buy and sell securities denominated in currencies other than the U.S. dollar, and receive interest, dividends and sale proceeds in currencies other than the U.S. dollar, the Funds may enter into foreign currency exchange transactions to convert to and from different foreign currencies and to convert foreign currencies to and from the U.S. dollar. The Funds either enter into these transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or use forward foreign currency contracts to purchase or sell foreign currencies. A forward foreign currency exchange contract is an agreement to exchange one currency for another -- for example, to exchange a certain amount of U.S. dollars for a certain amount of Korean Won -- at a future date. Forward foreign currency contracts are included in the group of instruments that can be characterized as derivatives. Neither spot transactions nor forward foreign currency exchange contracts eliminate fluctuations in the prices of the Fund's portfolio securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline.

      Although these transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain that might be realized should the value of the hedged currency increase. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of these securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of currency market movements is extremely difficult, and the successful execution of a hedging strategy is highly uncertain. Use of currency hedging techniques may also be limited by management's need to protect the status of the Fund as a regulated investment company under the Code.

Foreign Bank Obligations

      Obligations of foreign banks and foreign branches of U.S. banks involve somewhat different investment risks from those affecting obligations of U.S. banks, including the possibilities that liquidity could be impaired because of future political and economic developments; the obligations may be less marketable than comparable obligations of U.S. banks; a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations; foreign deposits may be seized or nationalized; foreign governmental restrictions (such as foreign exchange controls) may be adopted which might adversely affect the payment of principal and interest on those obligations; and the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks. In addition, the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to U.S. banks. In that connection, foreign banks are not subject to examination by any U.S. government agency or instrumentality.

Sovereign Debt Securities

      Certain Funds may invest in sovereign debt securities issued by governments of foreign countries. The sovereign debt in which these Funds may invest may be rated below investment grade. These securities usually offer higher yields than higher-rated securities but are also subject to greater risk than higher-rated securities.

      Brady Bonds. Brady bonds represent a type of sovereign debt. These obligations were created under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady, in which foreign entities issued these obligations in exchange for their existing commercial bank loans. Brady Bonds have been issued by Argentina, Brazil, Costa Rica, the Dominican Republic, Mexico, the Philippines, Uruguay and Venezuela, and may be issued by other emerging countries.

Risks of Investing in Foreign Securities

      Investments in foreign securities involve certain inherent risks, including the following:

      Market Characteristics. Settlement practices for transactions in foreign markets may differ from those in United States markets, and may include delays beyond periods customary in the United States. Foreign security trading practices, including those involving securities settlement where Fund assets may be released prior to receipt of payment or securities, may expose the Funds to increased risk in the event of a failed trade or the insolvency of a foreign broker-dealer. Transactions in options on securities, futures contracts, futures options and currency contracts may not be regulated as effectively on foreign exchanges as similar transactions in the United States, and may not involve clearing mechanisms and related guarantees. The value of such positions also could be adversely affected by the imposition of different exercise terms and procedures and margin requirements than in the United States. The value of a Fund's positions may also be adversely impacted by delays in its ability to act upon economic events occurring in foreign markets during non-business hours in the United States.

      Legal and Regulatory Matters. In addition to nationalization, foreign governments may take other actions that could have a significant effect on market prices of securities and payment of interest, including restrictions on foreign investment, expropriation of goods and imposition of taxes, currency restrictions and exchange control regulations.

      Taxes. The interest payable on certain of the Funds' foreign portfolio securities may be subject to foreign withholding taxes, thus reducing the net amount of income available for distribution to the Funds' shareholders. A shareholder otherwise subject to United States federal income taxes may, subject to certain limitations, be entitled to claim a credit or deduction of U.S. federal income tax purposes for his proportionate share of such foreign taxes paid by the Funds.

      Costs. The expense ratios of the Funds are likely to be higher than those of investment companies investing in domestic securities, since the cost of maintaining the custody of foreign securities is higher.

      In considering whether to invest in the securities of a foreign company, the Investment Adviser or Sub-Adviser considers such factors as the characteristics of the particular company, differences between economic trends and the performance of securities markets within the U.S. and those within other countries, and also factors relating to the general economic, governmental and social conditions of the country or countries where the company is located. The extent to which a Fund will be invested in foreign companies and countries and depository receipts will fluctuate from time to time within the limitations described in the Prospectus, depending on the Investment Adviser's or Sub-Adviser's assessment of prevailing market, economic and other conditions.

 Foreign Currency Risks. Currency risk is the risk that changes in foreign exchange rates will affect, favorably or unfavorably, the U.S. dollar value of foreign securities. In a period when the U.S. dollar generally rises against foreign currencies, the returns on foreign stocks for a U.S. investor will be diminished. By contrast, in a period when the U.S. dollar generally declines, the returns on foreign securities will be enhanced. Unfavorable changes in the relationship between the U.S. dollar and the relevant foreign currencies, therefore, will adversely affect the value of a Fund's shares.

Securities Swaps

      Strategic Income Fund and High Yield Opportunity Fund may enter into securities swaps, a technique primarily used to indirectly participate in the securities market of a country from which a Fund would otherwise be precluded for lack of an established securities custody and safekeeping system. The Fund deposits an amount of cash with its custodian (or the broker, if legally permitted) in an amount equal to the selling price of the underlying security. Thereafter, the Fund pays or receives cash from the broker equal to the change in the value of the underlying security.

Options on Securities and Securities Indices

      Purchasing Put and Call Options. Strategic Income Fund, High Yield Opportunity Fund, High Yield Fund, Intermediate Bond Fund, and High Yield Bond Fund are authorized to purchase put and call options with respect to securities which are otherwise eligible for purchase by the Fund and with respect to various stock indices subject to certain restrictions. Put and call options are derivative securities traded on United States and foreign exchanges, including the American Stock Exchange, Chicago Board Options Exchange, Philadelphia Stock Exchange, Pacific Stock Exchange and New York Stock Exchange. Except as indicated in "Non-Hedging Strategic Transactions," the Funds will engage in trading of such derivative securities exclusively for hedging purposes.

      If a Fund purchases a put option, the Fund acquires the right to sell the underlying security at a specified price at any time during the term of the option (for "American-style" options) or on the option expiration date (for "European-style" options). Purchasing put options may be used as a portfolio investment strategy when the Investment Adviser or Sub-Adviser perceives significant short-term risk but substantial long-term appreciation for the underlying security. The put option acts as an insurance policy, as it protects against significant downward price movement while it allows full participation in any upward movement. If the Fund holds a stock which the Investment Adviser or Sub-Adviser believes has strong fundamentals, but for some reason may be weak in the near term, the Fund may purchase a put option on such security, thereby giving itself the right to sell such security at a certain strike price throughout the term of the option. Consequently, the Fund will exercise the put only if the price of such security falls below the strike price of the put. The difference between the put's strike price and the market price of the underlying security on the date the Fund exercises the put, less transaction costs, is the amount by which the Fund hedges against a decline in the underlying security. If during the period of the option the market price for the underlying security remains at or above the put's strike price, the put will expire worthless, representing a loss of the price the Fund paid for the put, plus transaction costs. If the price of the underlying security increases, the premium paid for the put option less any amount for which the put may be sold reduces the profit the Fund realizes on the sale of the securities.

      If a Fund purchases a call option, it acquires the right to purchase the underlying security at a specified price at any time during the term of the option. The purchase of a call option is a type of insurance policy to hedge against losses that could occur if the Fund has a short position in the underlying security and the security thereafter increases in price. The Fund will exercise a call option only if the price of the underlying security is above the strike price at the time of exercise. If during the option period the market price for the underlying security remains at or below the strike price of the call option, the option will expire worthless, representing a loss of the price paid for the option, plus transaction costs. If a Fund purchases the call option to hedge a short position in the underlying security and the price of the underlying security thereafter falls, the premium paid for the call option less any amount for which such option may be sold reduces the profit the Fund realizes on the cover of the short position in the security.

      Prior to exercise or expiration, an option may be sold when it has remaining value by a purchaser through a "closing sale transaction," which is accomplished by selling an option of the same series as the option previously purchased. The Funds generally will purchase only those options for which the Investment Adviser or Sub-Adviser believes there is an active secondary market to facilitate closing transactions.

      Writing Call Options. Strategic Income Fund, High Yield Opportunity Fund, High Yield Fund, Intermediate Bond Fund, and High Yield Bond Fund may write covered call options. A call option is "covered" if a Fund owns the security underlying the call or has an absolute right to acquire the security without additional cash consideration (or, if additional cash consideration is required, cash or cash equivalents in such amount as are held in a segregated account by the Custodian). The writer of a call option receives a premium and gives the purchaser the right to buy the security underlying the option at the exercise price. The writer has the obligation upon exercise of the option to deliver the underlying security against payment of the exercise price during the option period. If the writer of an exchange-traded option wishes to terminate his obligation, he may effect a "closing purchase transaction." This is accomplished by buying an option of the same series as the option previously written. A writer may not effect a closing purchase transaction after it has been notified of the exercise of an option.

      Effecting a closing transaction in the case of a written call option will permit a Fund to write another call option on the underlying security with either a different exercise price, expiration date or both. Also, effecting a closing transaction allows the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other investments of the Fund. If the Fund desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing transaction prior to or concurrent with the sale of the security. A Fund realizes a gain from a closing transaction if the cost of the closing transaction is less than the premium received from writing the option or if the proceeds from the closing transaction are more than the premium paid to purchase the option. A Fund realizes a loss from a closing transaction if the cost of the closing transaction is more than the premium received from writing the option or if the proceeds from the closing transaction are less than the premium paid to purchase the option. However, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, appreciation of the underlying security owned by the Fund generally offsets, in whole or in part, any loss to the Fund resulting from the repurchase of a call option.

      The staff of the SEC has taken the position that purchased over-the-counter options ("OTC Options") and the assets used as cover for written OTC Options are illiquid securities. A Fund will write OTC Options only with primary U.S. Government securities dealers recognized by the Board of Governors of the Federal Reserve System or member banks of the Federal Reserve System ("primary dealers"). In connection with these special arrangements, the Fund intends to establish standards for the creditworthiness of the primary dealers with which it may enter into OTC Option contracts and those standards, as modified from time to time, will be implemented and monitored by the Investment Adviser. Under these special arrangements, the Fund will enter into contracts with primary dealers that provide that the Fund has the absolute right to repurchase an option it writes at any time at a repurchase price which represents the fair market value, as determined in good faith through negotiation between the parties, but that in no event will exceed a price determined pursuant to a formula contained in the contract. Although the specific details of the formula may vary between contracts with different primary dealers, the formula will generally be based on a multiple of the premium received by the Fund for writing the option, plus the amount, if any, by which the option is "in-the-money." The formula will also include a factor to account for the difference between the price of the security and the strike price of the option if the option is written "out-of-the-money." "Strike price" refers to the price at which an option will be exercised. "Cover assets" refers to the amount of cash or liquid assets that must be segregated to collateralize the value of the futures contracts written by the Fund. Under such circumstances, the Fund will treat as illiquid that amount of the cover assets equal to the amount by which the formula price for the repurchase of the option is greater than the amount by which the market value of the security subject to the option exceeds the exercise price of the option (the amount by which the option is "in-the-money"). Although each agreement will provide that the Fund's repurchase price shall be determined in good faith (and that it shall not exceed the maximum determined pursuant to the formula), the formula price will not necessarily reflect the market value of the option written. Therefore, the Fund might pay more to repurchase the OTC Option contract than the Fund would pay to close out a similar exchange traded option.

      Stock Index Options. Strategic Income Fund, High Yield Opportunity Fund, High Yield Fund, Intermediate Bond Fund and High Yield Bond Fund may also purchase put and call options with respect to the S&P 500 and other stock indices. The Funds may purchase such options as a hedge against changes in the values of portfolio securities or securities which it intends to purchase or sell, or to reduce risks inherent in the ongoing management of the Fund.

      The distinctive characteristics of options on stock indices create certain risks not found in stock options generally. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether the Fund will realize a gain or loss on the purchase or sale of an option on an index depends upon movements in the level of stock prices in the stock market generally rather than movements in the price of a particular stock. Accordingly, successful use by a Fund of options on a stock index depends on the Investment Adviser's or Sub-Adviser's ability to predict correctly movements in the direction of the stock market generally. This requires different skills and techniques than predicting changes in the price of individual stocks.

      Index prices may be distorted if circumstances disrupt trading of certain stocks included in the index, such as if trading were halted in a substantial number of stocks included in the index. If this happens, the Fund would not be able to close out options which it had purchased, and if restrictions on exercise were imposed, the Fund might be unable to exercise an option it holds, which could result in substantial losses to the Fund. The Funds purchase put or call options only with respect to an index which the Investment Adviser or Sub-Adviser believes includes a sufficient number of stocks to minimize the likelihood of a trading halt in the index.

      Risks of Investing in Options. There are several risks associated with transactions in options on securities and indices. Options may be more volatile than the underlying instruments and, therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves. There are also significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objective. In addition, a liquid secondary market for particular options may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of option of underlying securities; unusual or unforeseen circumstances may interrupt normal operations on an exchange; the facilities of an exchange or clearing corporation may not at all times be adequate to handle current trading volume; or one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

      A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. The extent to which a Fund may enter into options transactions may be limited by the Internal Revenue Code requirements for qualification of the Fund as a regulated investment company. See "Dividends, Distributions and Taxes."

      In addition, foreign option exchanges do not afford to participants many of the protections available in United States option exchanges. For example, there may be no daily price fluctuation limits in such exchanges or markets, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, a Fund as an option writer could lose amounts substantially in excess of its initial investment, due to the margin and collateral requirements typically associated with such option writing. See "Dealer Options" below.

      Limits on Use of Options. A Fund may not purchase or sell options if more than 25% of its net assets would be hedged. The Funds may write covered call options and secured put options to seek to generate income or lock in gains on up to 25% of their net assets.

      Dealer Options. The Funds indicated above may engage in transactions involving dealer options as well as exchange-traded options. Certain risks are specific to dealer options. While the Funds might look to a clearing corporation to exercise exchange-traded options, if a Fund purchases a dealer option it must rely on the selling dealer to perform if the Fund exercises the option. Failure by the dealer to do so would result in the loss of the premium paid by the Fund as well as loss of the expected benefit of the transaction.

      Exchange-traded options generally have a continuous liquid market while dealer options may not. Consequently, a Fund can realize the value of a dealer option it has purchased only by exercising or reselling the option to the issuing dealer. Similarly, when a Fund writes a dealer option, the Fund can close out the option prior to its expiration only by entering into a closing purchase transaction with the dealer. While the Fund seeks to enter into dealer options only with dealers who will agree to and can enter into closing transactions with the Fund, no assurance exists that the Fund will at any time be able to liquidate a dealer option at a favorable price at any time prior to expiration. Unless the Fund, as a covered dealer call option writer, can effect a closing purchase transaction, it will not be able to liquidate securities (or other assets) used as cover until the option expires or is exercised. In the event of insolvency of the other party, the Fund may be unable to liquidate a dealer option. With respect to options written by the Fund, the inability to enter into a closing transaction may result in material losses to the Fund. For example, because a Fund must maintain a secured position with respect to any call option on a security it writes, the Fund may not sell the assets which it has segregated to secure the position while it is obligated under the option. This requirement may impair the Fund's ability to sell portfolio securities at a time when such sale might be advantageous.

      The Staff of the SEC takes the position that purchased dealer options are illiquid securities. A Fund may treat the cover used for written dealer options as liquid if the dealer agrees that the Fund may repurchase the dealer option it has written for a maximum price to be calculated by a predetermined formula. In such cases, the dealer option would be considered illiquid only to the extent the maximum purchase price under the formula exceeds the intrinsic value of the option. With that exception, however, the Fund will treat dealer options as subject to the Fund's limitation on illiquid securities. If the Commission changes its position on the liquidity of dealer options, the Fund will change its treatment of such instruments accordingly.

      Foreign Currency Options. Strategic Income Fund, High Yield Opportunity Fund, High Yield Fund, Intermediate Bond Fund, and High Yield Bond Fund may buy or sell put and call options on foreign currencies. A put or call option on a foreign currency gives the purchaser of the option the right to sell or purchase a foreign currency at the exercise price until the option expires. These Funds use foreign currency options separately or in combination to control currency volatility. Among the strategies employed to control currency volatility is an option collar. An option collar involves the purchase of a put option and the simultaneous sale of call option on the same currency with the same expiration date but with different exercise (or "strike") prices. Generally, the put option will have an out-of-the-money strike price, while the call option will have either an at-the-money strike price or an in-the-money strike price. Foreign currency options are derivative securities. Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of the Funds to reduce foreign currency risk using such options.

      As with other kinds of option transactions, writing options on foreign currency constitutes only a partial hedge, up to the amount of the premium received. The Funds could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against exchange rate fluctuations; however, in the event of exchange rate movements adverse to a Fund's position, the Fund may forfeit the entire amount of the premium plus related transaction costs.

      Forward Currency Contracts. Strategic Income Fund, High Yield Opportunity Fund, High Yield Bond Fund and Intermediate Bond Fund may enter into forward currency contracts in anticipation of changes in currency exchange rates. A forward currency contract is an obligation to purchase or sell a specific currency at a future date, which may be any fix number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. For example, a Fund might purchase a particular currency or enter into a forward currency contract to preserve the U.S. dollar price of securities it intends to or has contracted to purchase. Alternatively, it might sell a particular currency on either a spot or forward basis to hedge against an anticipated decline in the dollar value of securities it intends to or has contracted to sell. Although this strategy could minimize the risk of loss due to a decline in the value of the hedged currency, it could also limit any potential gain from an increase in the value of the currency.

      These Funds may invest in futures contracts and in options on futures contracts as a hedge against changes in market conditions or interest rates. As a general rule, no Fund will purchase or sell futures if, immediately thereafter, more than 25% of its net assets would be hedged.

Financial Futures Contracts And Related Options

      The Funds (except National Tax-Exempt Bond Fund, GNMA Income Fund,, and the Money Market Funds) may use financial futures contracts and related options to hedge against changes in the market value of its portfolio securities or securities that it intends to purchase. A Fund could purchase a financial futures contract to protect against a decline in the value of its portfolio or to gain exposure to securities which the Fund otherwise wishes to purchase. Hedging is accomplished when an investor takes a position in the futures market opposite to his cash market position. There are two types of hedges--long (or buying) and short (or selling) hedges. Historically, prices in the futures market have tended to move in concert with cash market prices, and prices in the futures market have maintained a fairly predictable relationship to prices in the cash market. Thus, a decline in the market value of securities in the Fund's portfolio may be protected against to a considerable extent by gains realized on futures contracts sales. Similarly, it is possible to protect against an increase in the market price of securities that the Fund may wish to purchase in the future by purchasing futures contracts.

      A Fund may purchase or sell any financial futures contracts which are traded on a recognized exchange or board of trade. Financial futures contracts consist of interest rate futures contracts (permitted to the above-specified Funds) and securities index futures contracts (not permitted to the Intermediate Bond Fund and High Yield Bond Fund). A public market presently exists in interest rate futures contracts covering long-term U.S. Treasury bonds, U.S. Treasury notes, three-month U.S. Treasury bills and GNMA certificates. Securities index futures contracts are currently traded with respect to the Standard & Poor's 500 Composite Stock Price Index and such other broad-based stock market indices as the New York Stock Exchange Composite Stock Index and the Value Line Composite Stock Price Index. A clearing corporation associated with the exchange or board of trade on which a financial futures contract trades assumes responsibility for the completion of transactions and also guarantees that open futures contracts will be performed.

      An interest rate futures contract obligates the seller of the contract to deliver, and the purchaser to take delivery of, the interest rate securities called for in the contract at a specified future time and at a specified price. A stock index assigns relative values to the common stocks included in the index, and the index fluctuates with changes in the market values of the common stocks so included. A stock index futures contract is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the stock index value at the close of the last trading day of the contract and the price at which the futures contract is originally struck. An option on a financial futures contract gives the purchaser the right to assume a position in the contract (a long position if the option is a call and short position if the option is a put) at a specified exercise price at any time during the period of the option.

      In contrast to the situation when a Fund purchases or sells a security, no security is delivered or received by the Fund upon the purchase or sale of a financial futures contract. Initially, the Fund will be required to segregate with its custodian bank an amount of cash and/or liquid assets. This amount is known as initial margin and is in the nature of a performance bond or good faith deposit on the contract. The current initial margin deposit required per contract is approximately 5% of the contract amount. Brokers may establish deposit requirements higher than this minimum. Subsequent payments, called variation margin, will be made to and from the account on a daily basis as the price of the futures contract fluctuates. This process is known as marking to market. At the time of purchase of a futures contract or a call option on a futures contract, an amount of cash, U. S. Government securities or other appropriate high-grade securities equal to the market value of the futures contract minus the Fund's initial margin deposit with respect thereto will be segregated with the Fund's custodian bank to collateralize fully the position and thereby ensure that it is not leveraged. The extent to which the Fund may enter into financial futures contracts and related options may also be limited by the requirements of the Internal Revenue Code for qualification as a regulated investment company.

      The writer of an option on a futures contract is required to deposit margin pursuant to requirements similar to those applicable to futures contracts. Upon exercise of an option on a futures contract, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's margin account. This amount will be equal to the amount by which the market price of the futures contract at the time of exercise exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract.

      Although financial futures contracts by their terms call for actual delivery or acceptance of securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out is accomplished by effecting an offsetting transaction. A futures contract sale is closed out by effecting a futures contract purchase for the same aggregate amount of securities and the same delivery date. If the sale price exceeds the offsetting purchase price, the seller immediately would be paid the difference and would realize a gain. If the offsetting purchase price exceeds the sale price, the seller immediately would pay the difference and would realize a loss. Similarly, a futures contract purchase is closed out by effecting a futures contract sale for the same securities and the same delivery date. If the offsetting sale price exceeds the purchase price, the purchaser would realize a gain, whereas if the purchase price exceeds the offsetting sale price, the purchaser would realize a loss.

      The Fund will pay commissions on financial futures contracts and related options transactions. These commissions may be higher than those that would apply to purchases and sales of securities directly.

      Limitations on Futures Contracts and Related Options. The Funds may not engage in transactions in financial futures contracts or related options for speculative purposes but only as a hedge against anticipated changes in the market value of its portfolio securities or securities that it intends to purchase. High Yield Fund may not purchase or sell financial futures contracts or related options if, immediately thereafter, the sum of the amount of the initial margin deposits on the Fund's existing futures and related options positions and the premiums paid for related options would exceed 2% of the market value of the Fund's total assets after taking into account unrealized profits and losses on any such contracts. No Fund of Mutual Funds may purchase or sell futures or purchase related options if, immediately thereafter, more than 25% of its net assets would be hedged. Those Funds also may not purchase or sell futures or purchase related options if, immediately thereafter, the sum of the amount of margin deposits on the Fund's existing futures positions and premiums paid for such options would exceed 5% of the market value of the Fund's net assets. At the time of purchase of a futures contract or a call option on a futures contract, an amount of cash, U.S. Government securities or other appropriate high-grade debt obligations equal to the market value of the futures contract minus the Fund's initial margin deposit with respect thereto will be segregated with the Fund's custodian bank to collateralize fully the position and thereby ensure that it is not leveraged.

      The extent to which a Fund may enter into financial futures contracts and related options also may be limited by the requirements of the Internal Revenue Code for qualification as a regulated investment company.

      Risks Relating to Options and Futures Contracts. The purchase of options involves certain risks. If a put option purchased by a Fund is not sold when it has remaining value, and if the market price of the underlying security remains equal to or greater than the exercise price, the Fund will lose its entire investment in the option. Also, where a put option is purchased to hedge against price movements in a particular security, the price of the put option may move more or less than the price of the related security. There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. Furthermore, if trading restrictions or suspensions are imposed on the options markets, a Fund may be unable to close out a position. Positions in futures contracts and related options may be closed out only on an exchange that provides a secondary market for such contracts or options. A Fund will enter into an option or futures position only if there appears to be a liquid secondary market. However, there can be no assurance that a liquid secondary market will exist for any particular option or futures contract at any specific time. Thus, it may not be possible to close out a futures or related option position. In the case of a futures position, in the event of adverse price movements the Fund would continue to be required to make daily margin payments. In this situation, if a Fund has insufficient cash to meet daily margin requirements it may have to sell portfolio securities at a time when it may be disadvantageous to do so. In addition, the Fund may be required to take or make delivery of the securities underlying the futures contracts it holds. The inability to close out futures positions also could have an adverse impact on a Fund's ability to hedge its portfolio effectively.

      There are several risks in connection with the use of futures contracts as a hedging device. While hedging can provide protection against an adverse movement in market prices, it can also preclude a hedger's opportunity to benefit from a favorable market movement. In addition, investing in futures contracts and options on futures contracts will cause a Fund to incur additional brokerage commissions and may cause an increase in the Fund's portfolio turnover rate. The successful use of futures contracts and related options also depends on the ability of the Investment Adviser to forecast correctly the direction and extent of market movements within a given time frame. To the extent market prices remain stable during the period a futures contract or option is held by the Fund or such prices move in a direction opposite to that anticipated, the Fund may realize a loss on the hedging transaction that is not offset by an increase in the value of its portfolio securities. As a result, the return of the Fund for the period may be less than if it had not engaged in the hedging transaction.

      The use of futures contracts involves the risk of imperfect correlation in movements in the price of futures contracts and movements in the price of the securities that are being hedged. If the price of the futures contract moves more or less than the price of the securities being hedged, a Fund will experience a gain or loss that will not be completely offset by movements in the price of the securities. It is possible that, where a Fund has sold futures contracts to hedge its portfolio against a decline in the market, the market may advance and the value of securities held in the Fund's portfolio may decline. If this occurred, the Fund would lose money on the futures contract and would also experience a decline in value in its portfolio securities. Where futures are purchased to hedge against a possible increase in the prices of securities before the Fund is able to invest its cash (or cash equivalents) in securities (or options) in an orderly fashion, it is possible that the market may decline; if the Fund then determines not to invest in securities (or options) at that time because of concern as to possible further market decline or for other reasons, the Fund will realize a loss on the futures that would not be offset by a reduction in the price of the securities purchased.

      The market prices of futures contracts may be affected if participants in the futures market elect to close out their contracts through off-setting transactions rather than to meet margin deposit requirements. In such a case, distortions in the normal relationship between the cash and futures markets could result. Price distortions could also result if investors in futures contracts opt to make or take delivery of the underlying securities rather than to engage in closing transactions due to the resultant reduction in the liquidity of the futures market. In addition, because from the point of view of speculators, the deposit requirements in the futures markets are less onerous than margin requirements in the cash market, increased participation by speculators in the futures market could cause temporary price distortions. Due to the possibility of price distortions in the futures market and because of the imperfect correlation between movements in the prices of securities and movements in the prices of futures contracts, a correct forecast of market trends may still not result in a successful transaction.

      Compared to the purchase or sale of futures contracts, the purchase of put or call options on futures contracts involves less potential risk for a Fund because the maximum amount at risk is the premium paid for the options plus transaction costs. However, there may be circumstances when the purchase of an option on a futures contract would result in a loss to a Fund while the purchase or sale of the futures contract would not have resulted in a loss, such as when there is no movement in the price of the underlying securities.

Foreign Currency Futures Contracts

      Strategic Income Fund, High Yield Fund, High Yield Opportunity Fund, Intermediate Bond Fund, and High Yield Bond Fund may use foreign currency future contracts for hedging purposes. A foreign currency futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a foreign currency at a specified price and time. A public market exists in futures contracts covering several foreign currencies, including the Australian dollar, the Canadian dollar, the British pound, the Japanese yen, the Swiss franc, and certain multinational currencies such as the European Euro. Other foreign currency futures contracts are likely to be developed and traded in the future. The Funds will only enter into futures contracts and futures options which are standardized and traded on a U.S. or foreign exchange, board of trade, or similar entity, or quoted on an automated quotation system.

Risks of Transactions in Futures Contracts

      There are several risks related to the use of futures as a hedging device. One risk arises because of the imperfect correlation between movements in the price of the futures contract and movements in the price of the securities which are the subject of the hedge. The price of the future may move more or less than the price of the securities being hedged. If the price of the future moves less than the price of the securities which are the subject of the hedge, the hedge will not be fully effective, but if the price of the securities being hedged has moved in an unfavorable direction, a Fund would be in a better position than if it had not hedged at all. If the price of the securities being hedged has moved in a favorable direction, this advantage will be partially offset by the loss on the future. If the price of the future moves more than the price of the hedged securities, the Fund will experience either a loss or a gain on the future which will not be completely offset by movements in the price of the securities which are subject to the hedge.

      To compensate for the imperfect correlation of movements in the price of securities being hedged and movements in the price of the futures contract, a Fund may buy or sell futures contracts in a greater dollar amount than the dollar amount of securities being hedged if the historical volatility of the prices of such securities has been greater than the historical volatility over such time period of the future. Conversely, the Fund may buy or sell fewer futures contracts if the historical volatility of the price of the securities being hedged is less than the historical volatility of the futures contract being used. It is possible that, when the Fund has sold futures to hedge its portfolio against a decline in the market, the market may advance while the value of securities held in the Fund's portfolio may decline. If this occurs, the Fund will lose money on the future and also experience a decline in value in its portfolio securities. However, the Investment Adviser or Sub-Adviser believes that over time the value of a diversified portfolio will tend to move in the same direction as the market indices upon which the futures are based.

      When futures are purchased to hedge against a possible increase in the price of securities before a Fund is able to invest its cash (or cash equivalents) in securities (or options) in an orderly fashion, it is possible that the market may decline instead. If the Fund then decides not to invest in securities or options at that time because of concern as to possible further market decline or for other reasons, it will realize a loss on the futures contract that is not offset by a reduction in the price of securities purchased.

      In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the futures and the securities being hedged, the price of futures may not correlate perfectly with movement in the stock index or cash market due to certain market distortions. All participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions, which could distort the normal relationship between the index or cash market and futures markets. In addition, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may also cause temporary price distortions. As a result of price distortions in the futures market and the imperfect correlation between movements in the cash market and the price of securities and movements in the price of futures, a correct forecast of general trends by the Investment Adviser or Sub-Adviser may still not result in a successful hedging transaction over a very short time frame.

      Positions in futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Although the Funds intend to purchase or sell futures only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures position, and in the event of adverse price movements, the Funds would continue to be required to make daily cash payments of variation margin. When futures contracts have been used to hedge portfolio securities, such securities will not be sold until the futures contract can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, as described above, there is no guarantee that the price of the securities will in fact correlate with the price movements in the futures contract and thus provide an offset to losses on a futures contract.

      Most U.S. futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of futures contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

      Successful use of futures by a Fund depends on the Investment Adviser's or Sub-Adviser's ability to predict correctly movements in the direction of the market. For example, if a Fund hedges against the possibility of a decline in the market adversely affecting stocks held in its portfolio and stock prices increase instead, a Fund will lose part or all of the benefit of the increased value of the stocks which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if a Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. A Fund may have to sell securities at a time when it may be disadvantageous to do so.

      In the event of the bankruptcy of a broker through which a Fund engages in transactions in futures contracts or options, a Fund could experience delays and losses in liquidating open positions purchased or sold through the broker, and incur a loss of all or part of its margin deposits with the broker.

Interest Rate and Currency Swaps

      Strategic Income Fund, High Yield Opportunity Fund, Intermediate Bond Fund and High Yield Bond Fund may enter into interest rate and currency swap transactions and purchase or sell interest rate and currency caps and floors, and may enter into currency swap cap transactions. An interest rate or currency swap involves an agreement between a Fund and another party to exchange payments calculated as if they were interest on a specified ("notional") principal amount (e.g., an exchange of floating rate payments by one party for fixed rate payments by the other). An interest rate cap or floor entitles the purchaser, in exchange for a premium, to receive payments of interest on a notional principal amount from the seller of the cap or floor, to the extent that a specified reference rate exceeds or falls below a predetermined level. A Fund usually enters into such transactions on a "net" basis, with the Fund receiving or paying, as the case may be, only the net amount of the two payment streams. The net amount of the excess, if any, of a Fund's obligations over its entitlements with respect to each swap is accrued on a daily basis, and an amount of cash or high-quality liquid securities having an aggregate net asset value at least equal to the accrued excess is maintained in a segregated account by the Trust's custodian. If a Fund enters into a swap on other than a net basis, or sells caps or floors, the Fund maintains a segregated account in the full amount accrued on a daily basis of the Fund's obligations with respect to the transaction. Such segregated accounts are maintained in accordance with applicable regulations of the Commission.

      A Fund will not enter into any of these derivative transactions unless the unsecured senior debt or the claims paying ability of the other party to the transaction is rated at least "high quality" at the time of purchase by at least one of the established rating agencies (e.g., AAA or AA by S&P). The swap market has grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and agents utilizing standard swap documentation, and the Investment Adviser or Sub-Adviser has determined that the swap market has become relatively liquid. Swap transactions do not involve the delivery of securities or other underlying assets or principal, and the risk of loss with respect to such transactions is limited to the net amount of payments that the Fund is contractually obligated to make or receive. Caps and floors are more recent innovations for which standardized documentation has not yet been developed; accordingly, they are less liquid than swaps, and caps and floors purchased by a Fund are considered to be illiquid assets.

      Interest Rate Swaps. As indicated above, an interest rate swap is a contract between two entities ("counterparties") to exchange interest payments (of the same currency) between the parties. In the most common interest rate swap structure, one counterparty agrees to make floating rate payments to the other counterparty, which in turn makes fixed rate payments to the first counterparty. Interest payments are determined by applying the respective interest rates to an agreed upon amount, referred to as the "notional principal amount." In most such transactions, the floating rate payments are tied to the London Interbank Offered Rate, which is the offered rate for short-term Eurodollar deposits between major international banks. As there is no exchange of principal amounts, an interest rate swap is not an investment or a borrowing.

      Cross-Currency Swaps. A cross-currency swap is a contract between two counterparties to exchange interest and principal payments in different currencies. A cross-currency swap normally has an exchange of principal at maturity (the final exchange); an exchange of principal at the start of the swap (the initial exchange) is optional. An initial exchange of notional principal amounts at the spot exchange rate serves the same function as a spot transaction in the foreign exchange market (for an immediate exchange of foreign exchange risk). An exchange at maturity of notional principal amounts at the spot exchange rate serves the same function as a forward transaction in the foreign exchange market (for a future transfer of foreign exchange risk). The currency swap market convention is to use the spot rate rather than the forward rate for the exchange at maturity. The economic difference is realized through the coupon exchanges over the life of the swap. In contrast to single currency interest rate swaps, cross-currency swaps involve both interest rate risk and foreign exchange risk.

      Swap Options. A swap option is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel or otherwise change an existing swap agreement, at some designated future time on specified terms. It is different from a forward swap, which is a commitment to enter into a swap that starts at some future date with specified rates. A swap option may be structured European-style (exercisable on the pre-specified date) or American-style (exercisable during a designated period). The right pursuant to a swap option must be exercised by the right holder. The buyer of the right to a swap option is said to own a call.

      Caps and Floors. An interest rate cap is a right to receive periodic cash payments over the life of the cap equal to the difference between any higher actual level of interest rates in the future and a specified strike (or "cap") level. The cap buyer purchases protection for a floating rate move above the strike. An interest rate floor is the right to receive periodic cash payments over the life of the floor equal to the difference between any lower actual level of interest rates in the future and a specified strike (or "floor") level. The floor buyer purchases protection for a floating rate move below the strike. The strikes are typically based on the three-month LIBOR (although other indices are available) and are measured quarterly. Rights arising pursuant to both caps and floors are exercised automatically if the strike is in the money. Caps and floors eliminate the risk that the buyer fails to exercise an in-the-money option.

      Risks Associated with Swaps. The risks associated with interest rate and currency swaps and interest rate caps and floors are similar to those described above with respect to dealer options. In connection with such transactions, a Fund relies on the other party to the transaction to perform its obligations pursuant to the underlying agreement. If there were a default by the other party to the transaction, a Fund would have contractual remedies pursuant to the agreement, but could incur delays in obtaining the expected benefit of the transaction or loss of such benefit. In the event of insolvency of the other party, a Fund might be unable to obtain its expected benefit. In addition, while each Fund will seek to enter into such transactions only with parties which are capable of entering into closing transactions with the Fund, there can be no assurance that a Fund will be able to close out such a transaction with the other party, or obtain an offsetting position with any other party, at any time prior to the end of the term of the underlying agreement. This may impair a Fund's ability to enter into other transactions at a time when doing so might be advantageous.

      Non-Hedging Strategic Transactions. A Fund's options, futures and swap transactions will generally be entered into for hedging purposes -- to protect against possible changes in the market values of securities held in or to be purchased for a Fund's portfolio resulting from securities markets, currency or interest rate fluctuations, to protect a Fund's unrealized gains in the values of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of a Fund's portfolio, or to establish a position in the derivatives markets as a temporary substitute for purchase or sale of particular securities. However, in addition to the hedging transactions referred to above, Strategic Income Fund may enter into options, futures and swap transactions to enhance potential gain in circumstances where hedging is not involved. A Fund's net loss exposure resulting from transactions entered into for each purpose will not exceed 5% of the Fund's net assets at any one time and, to the extent necessary, a Fund will close out transactions in order to comply with this limitation. Such transactions are subject to the limitations described above under "Options," "Futures Contracts," and "Interest Rate and Currency Swaps."

Restricted and Illiquid Securities

      A Fund may invest in an illiquid or restricted security if the Investment Adviser or Sub-Adviser believes that it presents an attractive investment opportunity. Generally, a security is considered illiquid if it cannot be disposed of within seven days. Its illiquidity might prevent the sale of such a security at a time when a Sub-Adviser might wish to sell, and these securities could have the effect of decreasing the overall level of a Fund's liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring a Fund to rely on judgments that may be somewhat subjective in determining value, which could vary from the amount that a Fund could realize upon disposition.

      Because of the nature of these securities, a considerable period of time may elapse between a Fund's decision to dispose of these securities and the time when a Fund is able to dispose of them, during which time the value of the securities could decline. The expenses of registering restricted securities (excluding securities that may be resold by pursuant to Rule 144A) may be negotiated at the time such securities are purchased by a Fund. When registration is required before the securities may be resold, a considerable period may elapse between the decision to sell the securities and the time when a Fund would be permitted to sell them. Thus, a Fund may not be able to obtain as favorable a price as that prevailing at the time of the decision to sell. A Fund may also acquire securities through private placements. Such securities may have contractual restrictions on their resale, which might prevent their resale by a Fund at a time when such resale would be desirable. Securities that are not readily marketable will be valued by a Fund in good faith pursuant to procedures adopted by the Company's Board of Directors/Trustees.

      Restricted securities, including private placements, are subject to legal or contractual restrictions on resale. They can be eligible for purchase without SEC registration by certain institutional investors known as "qualified institutional buyers," and under a Fund's procedures, restricted securities could be treated as liquid. However, some restricted securities may be illiquid and restricted securities that are treated as liquid could be less liquid than registered securities traded on established secondary markets. Lexington Money Market Trust may not invest more than 5% of its net assets, Money Market Fund and Classic Money Market Fund may not invest more than 10% of their assets, and the other Funds may not invest more than 15% of their net assets in illiquid securities, measured at the time of investment. Each Fund will adhere to a more restrictive investment limitation on its investments in illiquid or restricted securities as required by the securities laws of those jurisdictions where shares of a Fund are registered for sale.

Other Investment Companies

      Each Fund (except High Yield Fund and Lexington Money Market Trust) may invest in other investment companies ("Underlying Funds"). Each Fund may not (i) invest more than 10% of its total assets in Underlying Funds, (ii) invest more than 5% of its total assets in any one Underlying Fund, or (iii) purchase greater than 3% of the total outstanding securities of any one Underlying Fund. A Fund (except Money Market Fund) may also make indirect foreign investments through other investment companies that have comparable investment objectives and policies as that Fund. In addition to the advisory and operational fees a Fund bears directly in connection with its own operation, the Fund would also bear its pro rata portions of each other investment company's advisory and operational expenses.

      Investment Companies that Invest in Senior Loans. Certain Funds may invest in investment companies that invest primarily in interests in variable or floating rate loans or notes ("Senior Loans"). Senior Loans in most circumstances are fully collateralized by assets of a corporation, partnership, limited liability company, or other business entity. Senior Loans vary from other types of debt in that they generally hold a senior position in the capital structure of a borrower. Thus, Senior Loans are generally repaid before unsecured bank loans, corporate bonds, subordinated debt, trade creditors, and preferred or common stockholders.

      Substantial increases in interest rates may cause an increase in loan defaults as borrowers may lack resources to meet higher debt service requirements. The value of a Fund's assets may also be affected by other uncertainties such as economic developments affecting the market for Senior Loans or affecting borrowers generally.

      Senior Loans usually include restrictive covenants which must be maintained by the borrower. Under certain interests in Senior Loans, an investment company investing in a Senior Loan may have an obligation to make additional loans upon demand by the borrower. Senior Loans, unlike certain bonds, usually do not have call protection. This means that interests, while having a stated one to ten-year term, may be prepaid, often without penalty. The rate of such prepayments may be affected by, among other things, general business and economic conditions, as well as the financial status of the borrower. Prepayment would cause the actual duration of a Senior Loan to be shorter than its stated maturity.

      Credit Risk. Information about interests in Senior Loans generally is not in the public domain, and interests are generally not currently rated by any nationally recognized rating service. Senior Loans are subject to the risk of nonpayment of scheduled interest or principal payments. Issuers of Senior Loans generally have either issued debt securities that are rated lower than investment grade, or, if they had issued debt securities, such debt securities would likely be rated lower than investment grade. However, unlike other types of debt securities, Senior Loans are generally fully collateralized.

      In the event of a failure to pay scheduled interest or principal payments on Senior Loans, an investment company investing in that Senior Loan could experience a reduction in its income, and would experience a decline in the market value of the particular Senior Loan so affected, and may experience a decline in the NAV or the amount of its dividends. In the event of a bankruptcy of the borrower, the investment company could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing the Senior Loan.

      Collateral. Senior Loans typically will be secured by pledges of collateral from the borrower in the form of tangible and intangible assets. In some instances, an investment company may invest in Senior Loans that are secured only by stock of the borrower or its subsidiaries or affiliates. The value of the collateral may decline below the principal amount of the Senior Loan subsequent to an investment in such Senior Loan. In addition, to the extent that collateral consists of stock of the borrower or its subsidiaries or affiliates, there is a risk that the stock may decline in value, be relatively illiquid, or may lose all or substantially all of its value, causing the Senior Loan to be undercollateralized.

      Limited Secondary Market. Although it is growing, the secondary market for Senior Loans is currently limited. There is no organized exchange or board of trade on which Senior Loans may be traded; instead, the secondary market for Senior Loans is an unregulated inter-dealer or inter-bank market. Accordingly, Senior Loans may be illiquid. In addition, Senior Loans generally require the consent of the borrower prior to sale or assignment. These consent requirements may delay or impede a Fund's ability to sell Senior Loans. In addition, because the secondary market for Senior Loans may be limited, it may be difficult to value Senior Loans. Market quotations may not be available and valuation may require more research than for liquid securities. In addition, elements of judgment may play a greater role in the valuation, because there is less reliable, objective data available.

      Hybrid Loans. The growth of the syndicated loan market has produced loan structures with characteristics similar to Senior Loans but which resemble bonds in some respects, and generally offer less covenant or other protections than traditional Senior Loans while still being collateralized ("Hybrid Loans"). With Hybrid Loans, a Fund may not possess a senior claim to all of the collateral securing the Hybrid Loan. Hybrid Loans also may not include covenants that are typical of Senior Loans, such as covenants requiring the maintenance of minimum interest coverage ratios. As a result, Hybrid Loans present additional risks besides those associated with traditional Senior Loans, although they may provide a relatively higher yield. Because the lenders in Hybrid Loans waive or forego certain loan covenants, their negotiating power or voting rights in the event of a default may be diminished. As a result, the lenders' interests may not be represented as significantly as in the case of a conventional Senior Loan. In addition, because an investment company's security interest in some of the collateral may be subordinate to other creditors, the risk of nonpayment of interest or loss of principal may be greater than would be the case with conventional Senior Loans.

      Subordinated and Unsecured Loans. Certain investment companies may invest in subordinated and unsecured loans. The primary risk arising from a holder's subordination is the potential loss in the event of default by the issuer of the loans. Subordinated loans in an insolvency bear an increased share, relative to senior secured lenders, of the ultimate risk that the borrower's assets are insufficient to meet its obligations to its creditors. Unsecured loans are not secured by any specific collateral of the borrower. They do not enjoy the security associated with collateralization and may pose a greater risk of nonpayment of interest or loss of principal than do secured loans.

      There are some potential disadvantages associated with investing in other investment companies. For example, you would indirectly bear additional fees. The Underlying Funds pay various fees, including, management fees, administration fees, and custody fees. By investing in those Underlying Funds indirectly, you indirectly pay a proportionate share of the expenses of those funds (including management fees, administration fees, and custodian fees), and you also pay the expenses of the Fund.

Guaranteed Investment Contracts

      Each Fund of Funds Trust may invest in Guaranteed Investment Contracts ("GICs") issued by insurance companies. Pursuant to such contracts, a Fund makes cash contributions to a deposit fund of the insurance company's general account. The insurance company then credits to the Fund on a monthly basis guaranteed interest which is based on an index. The GICs provide that this guaranteed interest will not be less than a certain minimum rate. The insurance company may assess periodic charges against a GIC for expense and service costs allocable to it, and the charges will be deducted from the value of the deposit fund. In addition, because a Fund may not receive the principal amount of a GIC from the insurance company on seven days' notice or less, the GIC is considered an illiquid investment, and, together with other instruments invested in by a Fund which are not readily marketable, will not exceed 15% (10% in the case of Classic Money Market Fund) of a Fund's net assets. The term of a GIC will be one year or less. In determining average weighted portfolio maturity, a GIC will be deemed to have a maturity equal to the period of time remaining until the next readjustment of the guaranteed interest rate.

Private Funds

      High Yield Bond Fund may invest in U.S. or foreign private limited partnerships or other investment funds ("Private Funds"). Investments in Private Funds may be highly speculative and volatile. Because Private Funds generally are investment companies for purposes of the 1940 Act, the Fund's ability to invest in them will be limited. In addition, Fund shareholders will remain subject to the Fund's expenses while also bearing their pro rata share of the operating expenses of the Private Funds. The ability of the Fund to dispose of interests in Private Funds is very limited and involves risks, including loss of the Fund's entire investment in the Private Fund.

Repurchase Agreements

      Each Fund may enter into repurchase agreements with respect to its portfolio securities. Such agreements may be considered to be loans by the Funds for purposes of the 1940 Act. Each repurchase agreement must be collateraltized fully, in accordance with the provisions of Rule 5b-3 under the 1940 Act, at all times. Pursuant to such repurchase agreements, the Fund acquires securities from financial institutions such as brokers, dealers and banks, subject to the seller's agreement to repurchase and the Fund's agreement to resell such securities at a mutually agreed upon date and price. The term of such an agreement is generally quite short, possibly overnight or for a few days, although it may extend over a number of months (up to one year) from the date of delivery. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the underlying portfolio security). The securities underlying a repurchase agreement will be marked to market every business day so that the value of the collateral is at least equal to the value of the loan, including the accrued interest thereon, and the Investment Adviser or Sub-Adviser will monitor the value of the collateral. Securities subject to repurchase agreements will be held by the Custodian or in the Federal Reserve/Treasury Book-Entry System or an equivalent foreign system. If the seller defaults on its repurchase obligation, the Fund holding the repurchase agreement will suffer a loss to the extent that the proceeds from a sale of the underlying securities is less than the repurchase price under the agreement. Bankruptcy or insolvency of such a defaulting seller may cause the Fund's rights with respect to such securities to be delayed or limited. To mitigate this risk, each Fund may only enter into repurchase agreements that qualify for an exclusion from any automatic stay of creditors' rights against the counterparty under applicable insolvency law in the event of the counterparty's insolvency.

      The Lexington Money Market Trust may enter into repurchase agreements with respect to its portfolio securities. Such agreements may be considered to be loans by the Lexington Money Market Trust for purposes of the 1940 Act. Each repurchase agreement must be collateraltized fully, in accordance with the provisions of Rule 5b-3 under the 1940 Act, at all times. Pursuant to such repurchase agreements, the Lexington Money Market Trust acquires securities from financial institutions such as brokers, dealers and banks, subject to the seller's agreement to repurchase and the Lexington Money Market Trust's agreement to resell such securities at a mutually agreed upon date and price. The term of such an agreement is generally quite short, possibly overnight or for a few days, although it may extend over a number of months (up to one year) from the date of delivery. The repurchase price generally equals the price paid by the Lexington Money Market Trust plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the underlying portfolio security). The securities underlying a repurchase agreement will be marked to market every business day so that the value of the collateral is at least equal to the value of the loan, including the accrued interest thereon, and the Investment Adviser will monitor the value of the collateral. Securities subject to repurchase agreements will be held by the Custodian or in the Federal Reserve/Treasury Book-Entry System or an equivalent foreign system. If the seller defaults on its repurchase obligation, the Lexington Money Market Trust will suffer a loss to the extent that the proceeds from a sale of the underlying securities is less than the repurchase price under the agreement. Bankruptcy or insolvency of such a defaulting seller may cause the Lexington Money Market Trust's rights with respect to such securities to be delayed or limited. To mitigate this risk, the Lexington Money Market Trust may only enter into repurchase agreements that qualify for an exclusion from any automatic stay of creditors' rights against the counterparty under applicable insolvency law in the event of the counterparty's insolvency. The Lexington Money Market Trust will not enter into repurchase agreements maturing in more than seven days if the aggregate of such repurchase agreements would exceed 10% of the total assets of the Lexington Money Market Trust.

Reverse Repurchase Agreements and Dollar Roll Transactions

      Each Fund in Mutual Funds and Funds Trust and GNMA Income Fund may enter into reverse repurchase agreement transactions. Such transactions involve the sale of U.S. Government securities held by a Fund, with an agreement that a Fund will repurchase such securities at an agreed upon price and date. A Fund will employ reverse repurchase agreements when necessary to meet unanticipated net redemptions so as to avoid liquidating other portfolio investments during unfavorable market conditions. At the time it enters into a reverse repurchase agreement, the Fund will place in a segregated custodial account cash and/or liquid assets having a dollar value equal to the repurchase price. Reverse repurchase agreements are considered to be borrowings under the 1940 Act. Reverse repurchase agreements, together with other permitted borrowings, may constitute up to 33 1/3% of a Fund's total assets. Under the 1940 Act, the Fund is required to maintain continuous asset coverage of 300% with respect to borrowings and to sell (within three days) sufficient portfolio holdings to restore such coverage if it should decline to less than 300% due to market fluctuations or otherwise, even if such liquidations of the Fund's holdings may be disadvantageous from an investment standpoint. Leveraging by means of borrowing may exaggerate the effect of any increase or decrease in the value of portfolio securities or the Fund's net asset value, and money borrowed will be subject to interest and other costs (which may include commitment fees and/or the cost of maintaining minimum average balances) which may or may not exceed the income received from the securities purchased with borrowed funds.

      In order to enhance portfolio returns and manage prepayment risks, each Fund in Mutual Funds and Funds Trust (except National Tax-Exempt Bond Fund and Classic Money Market Fund) may engage in dollar roll transactions with respect to mortgage securities issued by GNMA, FNMA and FHLMC. In a dollar roll transaction, a Fund sells a mortgage security held in the portfolio to a financial institutional such as a bank or broker-dealer, and simultaneously agrees to repurchase a substantially similar security (same type, coupon and maturity) from the institution at a later date at an agreed upon price. The mortgage securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories. During the period between the sale and repurchase, the Fund will not be entitled to receive interest and principal payments on the securities sold. Proceeds of the sale will be invested in short-term instruments, and the income from these investments, together with any additional fee income received on the sale, could generate income for the Fund exceeding the yield on the sold security. When a Fund enters into a dollar roll transaction, cash and/or liquid assets of the Fund, in a dollar amount sufficient to make payment for the obligations to be repurchased, are segregated with its custodian at the trade date. These securities are marked daily and are maintained until the transaction is settled.

      Whether a reverse repurchase agreement or dollar-roll transaction produces a gain for a Fund depends upon the "costs of the agreements" (e.g., a function of the difference between the amount received upon the sale of its securities and the amount to be spent upon the purchase of the same or "substantially the same" security) and the income and gains of the securities purchased with the proceeds received from the sale of the mortgage security. If the income and gains on the securities purchased with the proceeds of the agreements exceed the costs of the agreements, then a Fund's net asset value will increase faster than otherwise would be the case; conversely, if the income and gains on such securities purchased fail to exceed the costs of the structure, net asset value will decline faster than otherwise would be the case. Reverse repurchase agreements and dollar-roll transactions, as leveraging techniques, may increase a Fund's yield in the manner described above; however, such transactions also increase a Fund's risk to capital and may result in a shareholder's loss of principal.

Participation Interests

      High Yield Fund may invest in participation interests, subject to the limitation on its net assets that may be invested in illiquid investments. Participation interests provide the Fund an undivided interest in a loan made by a bank or other financial institution in the proportion that the Fund's participation interest bears to the total principal amount of the loan. No more than 5% of the Fund's net assets can be invested in participation interests of the same issuing bank. The Fund must look to the creditworthiness of the borrowing corporation, which is obligated to make payments of principal and interest on the loan. In the event the borrower fails to pay scheduled interest or principal payments, the Fund would experience a reduction in its income and might experience a decline in the net asset value of its shares. In the event of a failure by the bank to perform its obligations in connection with the participation agreement, the Fund might incur certain costs and delays in realizing payment or may suffer a loss of principal and/or interest.

Lending of Portfolio Securities

      In order to generate additional income, each Fund (except GNMA Income
Fund) may lend portfolio securities in an amount up to 33-1/3% of its total assets to broker-dealers, major banks, or other recognized domestic institutional borrowers of securities. No lending may be made with any companies affiliated with the Investment Adviser. The Funds comprising Mutual Funds may lend securities only to financial institutions such as banks, broker-dealers and other recognized institutional investors in amounts up to 30% of the Funds' total assets. These loans earn income for the Funds and are collateralized by cash, securities or letters of credit. The Funds might experience a loss if the financial institution defaults on the loan.

      The borrower at all times during the loan must maintain with the Funds cash or cash equivalent collateral or provide to the Funds an irrevocable letter of credit equal in value to at least 100% of the value of the securities loaned. During the time portfolio securities are on loan, the borrower pays the Funds any interest paid on such securities, and the Funds may invest the cash collateral and earn additional income, or it may receive an agreed-upon amount of interest income from the borrower who has delivered equivalent collateral or a letter of credit. Loans are subject to termination at the option of the Funds or the borrower at any time. The Funds may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the income earned on the cash to the borrower or placing broker. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower fail financially.

To Be Announced Sale Commitments

      The Funds that comprise Mutual Funds may enter into To Be Announced ("TBA") sale commitments wherein the unit price and the estimated principal amount are established upon entering into the contract, with the actual principal amount being within a specified range of the estimate. A Fund will enter into TBA sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, the Fund will maintain, in a segregated account, cash or marketable securities in an amount sufficient to meet the purchase price. Unsettled TBA sale commitments are valued at current market value of the underlying securities. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, the Fund realizes a gain or loss on the commitment without regard to any unrealized gain or loss on the underlying security. If the Fund delivers securities under the commitment, the Fund realizes a gain or loss from the sale of the securities, based upon the unit price established at the date the commitment was entered into.

Short Sales

      Strategic Income Fund, High Yield Opportunity Fund, Intermediate Bond Fund and High Yield Bond Fund may make short sales of securities they own or have the right to acquire at no added cost through conversion or exchange of other securities they own (referred to as short sales "against the box") and short sales of securities which they do not own or have the right to acquire.

      In a short sale that is not "against the box," a Fund sells a security which it does not own, in anticipation of a decline in the market value of the security. To complete the sale, the Fund must borrow the security generally from the broker through which the short sale is made in order to make delivery to the buyer. The Fund must replace the security borrowed by purchasing it at the market price at the time of replacement. The Fund is said to have a "short position" in the securities sold until it delivers them to the broker. The period during which the Fund has a short position can range from one day to more than a year. Until the Fund replaces the security, the proceeds of the short sale are retained by the broker, and the Fund must pay to the broker a negotiated portion of any dividends or interest which accrue during the period of the loan. To meet current margin requirements, the Fund must deposit with the broker additional cash or securities so that it maintains with the broker a total deposit equal to 150% of the current market value of the securities sold short (100% of the current market value if a security is held in the account that is convertible or exchangeable into the security sold short within 90 days without restriction other than the payment of money).

      Short sales by a Fund that are not made "against the box" create opportunities to increase the Fund's return but, at the same time, involve specific risk considerations and may be considered a speculative technique. Since the Fund in effect profits from a decline in the price of the securities sold short without the need to invest the full purchase price of the securities on the date of the short sale, the Fund's net asset value per share tends to increase more when the securities it has sold short decrease in value, and to decrease more when the securities it has sold short increase in value, than would otherwise be the case if it had not engaged in such short sales. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends or interest the Fund may be required to pay in connection with the short sale. Short sales theoretically involve unlimited loss potential, as the market price of securities sold short may continually increase, although a Fund may mitigate such losses by replacing the securities sold short before the market price has increased significantly. Under adverse market conditions the Fund might have difficulty purchasing securities to meet its short sale delivery obligations, and might have to sell portfolio securities to raise the capital necessary to meet its short sale obligations at a time when fundamental investment considerations would not favor such sales.

      If a Fund makes a short sale "against the box," the Fund would not immediately deliver the securities sold and would not receive the proceeds from the sale. The seller is said to have a short position in the securities sold until it delivers the securities sold, at which time it receives the proceeds of the sale. To secure its obligation to deliver securities sold short, a Fund will deposit in escrow in a separate account with the Custodian an equal amount of the securities sold short or securities convertible into or exchangeable for such securities. The Fund can close out its short position by purchasing and delivering an equal amount of the securities sold short, rather than by delivering securities already held by the Fund, because the Fund might want to continue to receive interest and dividend payments on securities in its portfolio that are convertible into the securities sold short.

      A Fund's decision to make a short sale "against the box" may be a technique to hedge against market risks when the Investment Adviser or Sub-Adviser believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund or a security convertible into or exchangeable for such security. In such case, any future losses in the Fund's long position would be reduced by a gain in the short position. The extent to which such gains or losses in the long position are reduced will depend upon the amount of securities sold short relative to the amount of the securities the Fund owns, either directly or indirectly, and, in the case where the Fund owns convertible securities, changes in the investment values or conversion premiums of such securities.

      In the view of the SEC, a short sale involves the creation of a "senior security" as such term is defined in the 1940 Act, unless the sale is "against the box" and the securities sold short are placed in a segregated account (not with the broker), or unless the Fund's obligation to deliver the securities sold short is "covered" by placing in a segregated account (not with the broker) cash, U.S. Government securities or other liquid debt or equity securities in an amount equal to the difference between the market value of the securities sold short at the time of the short sale and any such collateral required to be deposited with a broker in connection with the sale (not including the proceeds from the short sale), which difference is adjusted daily for changes in the value of the securities sold short. The total value of the cash, U.S. Government securities or other liquid debt or equity securities deposited with the broker and otherwise segregated may not at any time be less than the market value of the securities sold short at the time of the short sale. Each Fund will comply with these requirements. In addition, as a matter of policy, the Trust's Board of Trustees has determined that no Fund will make short sales of securities or maintain a short position if to do so could create liabilities or require collateral deposits and segregation of assets aggregating more than 25% of the Fund's total assets, taken at market value.

      The extent to which a Fund may enter into short sales transactions may be limited by the Internal Revenue Code requirements for qualification of the Fund as a regulated investment company. See "Dividends, Distributions and Taxes."

Investment Strategies and Risks - Lexington Money Market Trust

      In order for Lexington Money Market Trust to achieve its objective of seeking as high a level of current income as is available from short term investments and consistent with the preservation of capital and liquidity, the Fund will invest its assets in the following money market instruments: (l) Obligations issued, or guaranteed as to interest and principal, by the Government of the United States or any agency or instrumentality thereof; (2) U.S. dollar denominated time deposits, certificates of deposit and bankers' acceptances of U.S. banks and their London and Nassau branches and of U.S. branches of foreign banks, provided that the bank has total assets of one billion dollars; (3) Commercial paper of U.S. corporations, rated Al, A2 by Standard & Poor's Corporation or Pl, P2 by Moody's Investors Service, Inc. or, if not rated, of such issuers having outstanding debt rated A or better by either of such services, or debt obligations of such issuers maturing in two years or less and rated A or better; (4) Repurchase agreements under which the Fund may acquire an underlying debt instrument for a relatively short period subject to the obligation of the seller to repurchase, and of the Fund to resell, at a fixed price. The underlying security must be of the same quality as those described herein, although the usual practice is to use U.S. Government or government agency securities. The Fund will enter into repurchase agreements only with commercial banks and dealers in U.S. Government securities. Repurchase agreements when entered into with dealers, will be fully collateralized including the interest earned thereon during the entire term of the agreement. If the institution defaults on the repurchase agreement, the Fund will retain possession of the underlying securities. In addition, if bankruptcy proceedings are commenced with respect to the seller, realization on the collateral by the Fund may be delayed or limited and the Fund may incur additional costs. In such case the Fund will be subject to risks associated with changes in the market value of the collateral securities. The Fund intends to limit repurchase agreements to institutions believed by the Investment Adviser to present minimal credit risk. The Fund will not enter into repurchase agreements maturing in more than seven days if the aggregate of such repurchase agreements would exceed 10% of the total assets of the Fund; or (5) Other money market instruments.

      The obligations of London and Nassau branches of U.S. banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by governmental regulation. Payment of interest and principal upon these obligations may also be affected by governmental action in the country of domicile of the branch (generally referred to as "sovereign risk"). In addition, evidences of ownership of portfolio securities may be held outside of the U.S., and Lexington Money Market Trust may be subject to the risks associated with the holding of such property overseas. Examples of governmental actions would be the imposition of currency controls, interest limitations, seizure of assets, or the declaration of a moratorium. Obligations of U.S. branches of foreign banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by Federal and state regulation as well as by governmental action in the country in which the foreign bank has its head office. While the Funds will carefully consider these factors on making such investments, there are no limitations on the percentage of the Funds' portfolio which may be invested in any one type of instrument.

      The Investment Policies stated above are fundamental and may not be changed without shareholder approval. The Fund may not invest in securities other than the types of securities listed above and is subject to other specific restrictions as detailed under "Investment Restrictions" below.

Diversification

      Each Fund is "diversified" within the meaning of the 1940 Act. In order to qualify as diversified, a Fund must diversify its holdings so that at all times at least 75% (100% in the case of the Money Market Funds) of the value of its total assets is represented by cash and cash items (including receivables), securities issued or guaranteed as to principal or interest by the United States or its agencies or instrumentalities, securities of other investment companies, and other securities (for this purpose other securities of any one issuer are limited to an amount not greater than 5% of the value of the total assets of the Fund and to not more than 10% of the outstanding voting securities of the issuer).

      The equity securities of each issuer that are included in the investment portfolio of a Fund are purchased by the Investment Adviser or Sub-Adviser in approximately equal amounts, and the Investment Adviser or Sub-Adviser attempts to stay fully invested within the applicable percentage limitations set forth in the Prospectus. In addition, for each issuer whose securities are added to an investment portfolio, the Investment Adviser or Sub-Adviser sells the securities of one of the issuers currently included in the portfolio.

Borrowing

      Strategic Income Fund and High Yield Opportunity Fund may each borrow up to 20% of its total assets for temporary, extraordinary or emergency purposes. These Funds may also borrow through reverse repurchase agreements and other techniques, but all borrowings cannot exceed 1/3 of the total assets.

      Money Market Fund may borrow only up to 5% of its total assets.

      High Yield Fund may borrow from banks solely for temporary or emergency purposes, but not in an amount exceeding 5% of the value of its total assets.

      Lexington Money Market Trust and the Funds that comprise Funds Trust may borrow from banks up to 1/3 of its assets, for temporary or emergency purposes.

      GNMA Income Fund may not borrow money.

      Under the 1940 Act, each Fund is required to maintain continuous asset coverage of 300% with respect to such borrowings and to sell (within three days) sufficient portfolio holdings to restore such coverage if it should decline to less than 300% due to market fluctuations or otherwise, even if such liquidations of the Fund's holdings may be disadvantageous from an investment standpoint.

      When a Fund borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. If a Fund makes additional investments while borrowings are outstanding, this may be construed as a form of leverage.

      Leveraging by means of borrowing may exaggerate the effect of any increase or decrease in the value of portfolio securities or the Fund's net asset value, and money borrowed will be subject to interest and other costs (which may include commitment fees and/or the cost of maintaining minimum average balances) which may or may not exceed the income received from the securities purchased with borrowed funds.

                             INVESTMENT RESTRICTIONS

      All percentage limitations set forth below apply immediately after a purchase or initial investment, and any subsequent change in any applicable percentage resulting from market fluctuations will not require elimination of any security from the relevant portfolio.

Investment Restrictions--GNMA Income Fund

The following investment restrictions are matters of fundamental policy which may not be changed without the affirmative vote of the lesser of (a) 67% or more of the shares of the Fund present at a shareholders' meeting at which more than 50% of the outstanding shares are present or represented by proxy or (b) more than 50% of the outstanding shares. Under these investment restrictions, the Fund may not:

(1)   Issue senior securities;

(2)   Borrow money;

(3)   Underwrite securities of other issuers;

(4) Concentrate its investments in a particular industry to an extent greater than 25% of its total assets, provided that such limitation shall not apply to securities issued or guaranteed by the U.S. Government or its agencies;

(5) Purchase or sell real estate, commodity contracts or commodities (however, the Fund may purchase interests in GNMA mortgage-backed certificates);

(6) Make loans to other persons except: (a) through the purchase of a portion or portions of an issue or issues of securities issued or guaranteed by the U.S. Government or its agencies, or (b) through investments in "repurchase agreements" (which are arrangements under which the Fund acquires a debt security subject to an obligation of the seller to repurchase it at a fixed price within a short period), provided that no more than 10% of the Fund's assets may be invested in repurchase agreements which mature in more than seven days;

(7) Purchase the securities of another investment company or investment trust, except in the open market and then only if no profit, other than the customary broker's commission, results to a sponsor or dealer, or by merger or other reorganization;

(8)   Purchase any security on margin or effect a short sale of a security;

(9) Buy securities from or sell securities (other than securities issued by the Fund) to any of its officers, directors or its investment adviser, as principal;

(10) Contract to sell any security or evidence of interest therein, except to the extent that the same shall be owned by the Fund;

(11) Purchase or retain securities of an issuer when one or more of the officers and directors of the Fund or of the Adviser, or a person owning more than 10% of the stock of either, own beneficially more than 1/2 of 1% of the securities of such issuer and such persons owning more than 1/2 of 1% of such securities together own beneficially more than 5% of the securities of such issuer;

(12) Invest more than 5% of its total assets in the securities of any one issuer (except securities issued or guaranteed by the U.S. Government or its agencies), except that such restriction shall not apply to 25% of the Fund's portfolio so long as the net asset value of the portfolio does not exceed $2,000,000;

(13) Purchase any securities if such purchase would cause the Fund to own at the time of purchase more than 10% of the outstanding voting securities of any one issuer;

(14) Purchase any security restricted as to disposition under Federal securities laws;

(15) Invest in interests in oil, gas or other mineral exploration or development programs; or

(16)  Buy or sell puts, calls or other options.

   The Fund has also adopted a non-fundamental policy as required by Rule 35d-1 under the 1940 Act to invest, under normal circumstances, at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in GNMA certificates. The Fund has also adopted a policy to provide its shareholders with at least 60 days' prior notice of any change in such investment policy. If, subsequent to an investment, the 80% requirement is no longer met, the Fund's future investments will be made in a manner that will bring the Fund into compliance with this policy.

Investment Restrictions--Mutual Funds

      The Funds comprising Mutual Funds have adopted the following fundamental policies that cannot be changed without the affirmative vote of a majority of the outstanding shares of the appropriate Fund (as defined in the 1940 Act).

      The investment objective of each Fund is a fundamental policy. In addition, the Funds may not:

(1) Invest in securities of any one issuer if more than 5% of the market value of its total assets would be invested in the securities of such issuer, except that up to 25% of a Fund's total assets may be invested without regard to this restriction and a Fund will be permitted to invest all or a portion of its assets in another diversified, open-end management investment company with substantially the same investment objective, policies and restrictions as the Fund. This restriction also does not apply to investments by a Fund in securities of the U.S. Government or any of its agencies and instrumentalities.

(2) Purchase more than 10% of the outstanding voting securities, or of any class of securities, of any one issuer, or purchase the securities of any issuer for the purpose of exercising control or management, except that a Fund will be permitted to invest all or a portion of its assets in another diversified, open-end management investment company with substantially the same investment objective, policies and restrictions as the Fund.

(3) Invest 25% or more of the market value of its total assets in the securities of issuers in any one particular industry, except that a Fund will be permitted to invest all or a portion of its assets in another diversified, open-end management investment company with substantially the same investment objective, policies and restrictions as the Fund. This restriction does not apply to investments by a Fund in securities of the U.S. Government or its agencies and instrumentalities or to investments by Money Market Fund in obligations of domestic branches of U.S. banks and U.S. branches of foreign banks which are subject to the same regulation as U.S. banks.

(4) Purchase or sell real estate. However, a Fund may invest in securities secured by, or issued by companies that invest in, real estate or interests in real estate.

(5) Make loans of money, except that a Fund may purchase publicly distributed debt instruments and certificates of deposit and enter into repurchase agreements. Each Fund reserves the authority to make loans of its portfolio securities in an aggregate amount not exceeding 30% of the value of its total assets. This restriction does not apply to Money Market Fund.

(6) Borrow money on a secured or unsecured basis, except for temporary, extraordinary or emergency purposes or for the clearance of transactions in amounts not exceeding 20% of the value of its total assets at the time of the borrowing, provided that, pursuant to the 1940 Act, a Fund may borrow money if the borrowing is made from a bank or banks and only to the extent that the value of the Fund's total assets, less its liabilities other than borrowings, is equal to at least 300% of all borrowings (including proposed borrowings), and provided, further that the borrowing may be made only for temporary, extraordinary or emergency purposes or for the clearance of transactions in amounts not exceeding 20% of the value of the Fund's total assets at the time of the borrowing. If such asset coverage of 300% is not maintained, the Fund will take prompt action to reduce its borrowings as required by applicable law.

(7) Pledge or in any way transfer as security for indebtedness any securities owned or held by it, except to secure indebtedness permitted by restriction 6 above. This restriction shall not prohibit the Funds from engaging in options, futures and foreign currency transactions, and shall not apply to Money Market Fund.

(8) Underwrite securities of other issuers, except insofar as it may be deemed an underwriter under the Securities Act in selling portfolio securities.

(9) Invest more than 15% (10% in the case of Money Market Fund) of the value of its net assets in securities that at the time of purchase are illiquid.

(10) Purchase securities on margin, except for initial and variation margin on options and futures contracts, and except that a Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of securities.

(11) Engage in short sales (other than Strategic Income and High Yield Opportunity Funds), except that a Fund may use such short-term credits as are necessary for the clearance of transactions.

(12) Invest in securities of other investment companies, except (a) that a Fund will be permitted to invest all or a portion of its assets in another diversified, open-end management investment company with substantially the same investment objective, policies and restrictions as the Fund; (b) in compliance with the 1940 Act and applicable state securities laws, or (c) as part of a merger, consolidation, acquisition or reorganization involving the Fund.

(13) Issue senior securities, except that a Fund may borrow money as permitted by restrictions 6 and 7 above. This restriction shall not prohibit the Funds from engaging in short sales, options, futures and foreign currency transactions.

(14) Enter into transactions for the purpose of arbitrage, or invest in commodities and commodities contracts, except that a Fund may invest in stock index, currency and financial futures contracts and related options in accordance with any rules of the Commodity Futures Trading Commission.

(15) Purchase or write options on securities, except for hedging purposes (except in the case of Strategic Income Fund, which may do so for non-hedging purposes) and then only if (i) aggregate premiums on call options purchased by a Fund do not exceed 5% of its net assets, (ii) aggregate premiums on put options purchased by a Fund do not exceed 5% of its net assets, (iii) not more than 25% of a Fund's net assets would be hedged, and (iv) not more than 25% of a Fund's net assets are used as cover for options written by the Fund. This restriction does not apply to Money Market Fund.

      For purposes of investment restriction number 5, the Trust considers the restriction to prohibit the Funds from entering into instruments that have the character of a loan, i.e., instruments that are negotiated on a case-by-case basis between a lender and a borrower. The Trust considers the phrase "publicly distributed debt instruments" in that investment restriction to include, among other things, registered debt securities and unregistered debt securities that are offered pursuant to Rule 144A under the Securities Act of 1933. As a result, the Funds may invest in such securities. Further, the Trust does not consider investment restriction number 5 to prevent the Funds from investing in investment companies that invest in loans.

      High Yield Opportunity Fund, a series of Mutual Funds, has also adopted a non-fundamental policy as required by Rule 35d-1 under the 1940 Act to invest, under normal circumstances, at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in high yield, lower rated debt securities, which are commonly referred to as "junk bonds," and convertible securities rated below investment grade (i.e., lower than the four highest rating categories) by a nationally recognized statistical rating agency, or of comparable quality if unrated. The Fund has also adopted a policy to provide its shareholders with at least 60 days' prior notice of any change in such investment policy. If, subsequent to an investment, the 80% requirement is no longer met, the Fund's future investments will be made in a manner that will bring the Fund into compliance with this policy.

Investment Restrictions - High Yield Fund

      The Fund has adopted the following investment restrictions as fundamental policies that cannot be changed without approval by the holders of a majority of its outstanding shares, which means the lesser of (1) 67% of the Fund's shares present at a meeting at which the holders of more than 50% of the outstanding shares are present in person or by proxy, or (2) more than 50% of the Fund's outstanding shares. The Fund may not:

(1) Issue senior securities. Good faith hedging transactions and similar investment strategies will not be treated as senior securities for purposes of this restriction so long as they are covered in accordance with applicable regulatory requirements and are structured consistent with current SEC interpretations.

(2)   Underwrite securities of other issuers.

(3) Invest in commodities except that the Fund may purchase and sell futures contracts, including those relating to securities, currencies, indexes and options on futures contracts or indexes and currencies underlying or related to any such futures contracts.

(4) Make loans to persons except (a) through the purchase of a portion of an issue of publicly distributed bonds, notes, debentures and other evidences of indebtedness customarily purchased by institutional investors, (b) by the loan of its portfolio securities in accordance with the policies described under "Lending of Portfolio Securities," or (c) to the extent the entry into a repurchase agreement is deemed to be a loan.

(5) Purchase the securities of another investment company or investment trust, except as they may be acquired as part of a merger, consolidation or acquisition of assets.

(6) Purchase any securities on margin or effect a short sale of a security. (This restriction does not preclude the Fund from obtaining such short-term credits as may be necessary for the clearance of purchases and sales of its portfolio securities.)

(7) Buy securities from or sell securities to its investment adviser or principal distributor or any of their affiliates or any affiliates of its Directors, as principal.

(8) Buy, lease or hold real property except for office purposes. (This restriction does not preclude investment in marketable securities of companies engaged in real estate activities.)

(9) As to 75% of the value of its total assets, invest more than 5% of the value of its total assets in the securities of any one issuer (other than the United States Government) or acquire more than 10% of the outstanding voting securities of any one issuer; but as to the remaining 25% of its total assets, it retains freedom of action.

(10) Borrow money except from banks for temporary or emergency purposes and not for investment purposes, and then only in amounts not in excess of 5% of the value of its total assets.

(11) Invest in the securities of any company that, including its predecessors, has not been in business for at least three years.

(12)  Invest more than 25% of the value of its total assets in any one industry.

(13) Invest in securities of any one issuer for the purpose of exercising control or management.

      High Yield Fund has also adopted a non-fundamental policy as required by Rule 35d-1 under the 1940 Act to invest, under normal circumstances, at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in high yield debt securities, including preferred stock and convertible securities, that do not in the opinion of the adviser involve undue risk relative to their expected return. The Fund has also adopted a policy to provide its shareholders with at least 60 days' prior notice of any change in such investment policy. If, subsequent to an investment, the 80% requirement is no longer met, the Fund's future investments will be made in a manner that will bring the Fund into compliance with this policy.

Investment Restrictions - Lexington Money Market Trust

      The following investment restrictions adopted by the Fund may not be changed without the affirmative vote of a majority (defined as the lesser of:
67% of the shares represented at a meeting at which 50% of outstanding shares are present, or 50% of outstanding shares) of its outstanding shares. The Fund may not:

(1) Purchase any securities other than money market instruments or other debt securities maturing within two years of the date of purchase;

(2) Borrow an amount which is in excess of one-third of its total assets taken at market value (including the amount borrowed); and then only from banks as a temporary measure for extraordinary or emergency purposes. The Fund will not borrow to increase income but only to meet redemption requests which might otherwise require undue disposition of portfolio securities. The Fund will not invest while it has borrowings outstanding;

(3) Pledge its assets except in an amount up to 15% of the value of its total assets taken at market value in order to secure borrowings made in accordance with number (2) above;

(4) Sell securities short unless at all times while a short position is open the Fund maintains a long position in the same security in an amount at least equal thereto;

(5)   Write or purchase put or call options;

(6) Purchase securities on margin except the Fund may obtain such short term credit as may be necessary for the clearance of purchases and sales of portfolio securities;

(7)   Make investments for the purpose of exercising control or management;

(8) Purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition or reorganization;

(9) Make loans to other persons, provided that the Fund may purchase money market securities or enter into repurchase agreements and lend securities owned or held by it as provided herein;

(10) Lend its portfolio securities, except in conformity with the guidelines set forth below;

(11) Concentrate more than 25% of its total assets, taken at market value at the time of such investment, in any one industry, except U.S. Government and U.S. Government agency securities and U.S. bank obligations;

(12) Purchase any securities other than U.S. Government or U.S. Government agency securities, if immediately after such purchase more than 5% of its total assets would be invested in securities of any one issuer for more than three business days; (taken at market value)

(13)  Purchase or hold real estate, commodities or commodity contracts;

(14) Invest more than 5% of its total assets (taken at market value) in issues for which no readily available market exists or with legal or contractual restrictions on resale except for repurchase agreements;

(15) Act as an underwriter (except as it may be deemed such as to the sale of restricted securities); or

(16)  Enter into reverse repurchase agreements.

      Lending of Portfolio Securities. As stated in number (10) above, subject to guidelines established by the Funds and by the Securities and Exchange Commission, Lexington Money Market Trust, from time-to-time, may lend portfolio securities to brokers, dealers, corporations or financial institutions and receive collateral which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. Such collateral will be either cash or fully negotiable U. S. Treasury or agency issues. If cash, such collateral will be invested in short term securities, the income from which will increase the return to the Fund. However, a portion of such incremental return may be shared with the borrower. If securities, the usual procedure will be for the borrower to pay a fixed fee to the Fund for such time as the loan is outstanding. The Fund will retain substantially all rights of beneficial ownership as to the loaned portfolio securities including rights to interest or other distributions and will have the right to regain record ownership of loaned securities in order to exercise such beneficial rights. Such loans will be terminable at any time. The Fund may pay reasonable fees to persons unaffiliated with it in connection with the arranging of such loans.

Investment Restrictions - Funds Trust

      Each series of Funds Trust has adopted the following investment restrictions that cannot be changed without approval by the holders of a majority (as defined in the 1940 Act) of a Fund's outstanding voting shares. Investment restriction number 9 is not a fundamental policy and may be changed by vote of a majority of the members of the Board of Trustees at any time. Each Fund, except as indicated, may not:

(1) Borrow money, except to the extent permitted under the 1940 Act (which currently limits borrowing to no more than 33-1/3% of the value of a Fund's total assets). For purposes of this Investment Restriction, the entry into reverse repurchase agreements, options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices shall not constitute borrowing.

(2) Issue senior securities, except insofar as a Fund may be deemed to have issued a senior security in connection with any repurchase agreement or any permitted borrowing;

(3) Make loans, except loans of portfolio securities and except that a Fund may enter into repurchase agreements with respect to its portfolio securities and may purchase the types of debt instruments described in its Prospectus or this SAI;

(4)   Invest in companies for the purpose of exercising control or management;

(5) Purchase, hold or deal in real estate, or oil, gas or other mineral leases or exploration or development programs, but a Fund may purchase and sell securities that are secured by real estate or issued by companies that invest or deal in real estate or real estate investment trusts.

(6) Engage in the business of underwriting securities of other issuers, except to the extent that the disposal of an investment position may technically cause it to be considered an underwriter as that term is defined under the Securities Act of 1933;

(7) Purchase securities on margin, except that a Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities;

(8) Purchase a security if, as a result, more than 25% of the value of its total assets would be invested in securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) this limitation shall not apply to obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities;
      (b) wholly owned finance companies will be considered to be in the industries of their parents; (c) utilities will be divided according to their services. For example, gas, gas transmission, electric and gas, electric, and telephone will each be considered a separate industry; (d) the Classic Money Market Fund will not be limited in its investments in obligations issued by domestic banks; and

(9) Invest more than 15%, 10% in the case of the Classic Money Market Fund, of the value of its net assets in investments which are illiquid (including repurchase agreements having maturities of more than seven calendar days, variable and floating rate demand and master demand notes not requiring receipt of principal note amount within seven days' notice and securities of foreign issuers which are not listed on a recognized domestic or foreign securities exchange).

(10) Purchase or sell commodities or commodity contracts except for stock futures contracts, interest rate futures contracts, index futures contracts, and foreign currency futures contracts and options thereon, in accordance with the applicable restrictions under the 1940 Act.

      The National Tax-Exempt Bond Fund, a series of Funds Trust, has also adopted a fundamental policy as required by Rule 35d-1 under the 1940 Act to invest, under normal circumstances, at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in debt obligations issued by states, territories, and possessions of the United States and the District of Columbia or their political subdivisions, agencies and instrumentalities, multi-state agencies or authorities the interest from which is, in the opinion of bond counsel for the issuer, exempt from federal tax.

      The National Tax-Exempt Bond Fund has also adopted a non-fundamental policy as required by Rule 35d-1 under the 1940 Act to invest, under normal circumstances, at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in securities the interest of which is not a preference item for purposes of the federal alternative minimum tax.

      Intermediate Bond Fund, a series of Funds Trust, has also adopted a non-fundamental policy as required by Rule 35d-1 under the 1940 Act to invest, under normal circumstances, at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in bonds, including but not limited to corporate, government, and mortgage bonds, which, at the time of investment, are rated investment grade (for example, rated at least BBB by Standard and Poor's Rating Group or Baa by Moody's Investor Services) or have an equivalent rating by a nationally recognized statistical rating organization, or of comparable quality if unrated. The Fund has also adopted a policy to provide its shareholders with at least 60 days' prior notice of any change in such investment policy. If, subsequent to an investment, the 80% requirement is no longer met, the Fund's future investments will be made in a manner that will bring the Fund into compliance with this policy.

      The High Yield Bond Fund, a series of Funds Trust, has also adopted a non-fundamental policy as required by Rule 35d-1 under the 1940 Act to invest, under normal circumstances, at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in a portfolio of high yield (high risk) bonds. The Fund has also adopted a policy to provide its shareholders with at least 60 days' prior notice of any change in such investment policy. If, subsequent to an investment, the 80% requirement is no longer met, the Fund's future investments will be made in a manner that will bring the Fund into compliance with this policy.

                             PORTFOLIO TRANSACTIONS

      Each Investment Management Agreement and Portfolio Management Agreement or Sub-Advisory Agreement authorizes each Investment Adviser or Sub-Adviser to select the brokers or dealers that will execute the purchase and sale of investment securities for their respective Fund. In all purchases and sales of securities for the portfolio of a Fund, the primary consideration is to obtain the most favorable price and execution available. Pursuant to the Investment Management Agreements and Portfolio Management Agreements or Sub-Advisory Agreements, each Investment Adviser or Sub-Advisor determines, subject to the instructions of and review by the Board of Directors/Trustees of the Fund, which securities are to be purchased and sold by the Funds and which brokers are to be eligible to execute portfolio transactions of the Fund. Purchases and sales of securities in the over-the-counter market will generally be executed directly with a "market-maker," unless in the opinion of the Investment Adviser or a Sub-Adviser, a better price and execution can otherwise be obtained by using a broker for the transaction.

      In placing portfolio transactions, the Investment Adviser or Sub-Adviser will use its best efforts to choose a broker capable of providing the brokerage services necessary to obtain the most favorable price and execution available. The full range and quality of brokerage services available will be considered in making these determinations, such as the size of the order, the difficulty of execution, the operational facilities of the firm involved, the firm's risk in positioning a block of securities, and other factors. The Investment Adviser or Sub-Adviser will seek to obtain the best commission rate available from brokers that are believed to be capable of providing efficient execution and handling of the orders. In those instances where it is reasonably determined that more than one broker can offer the brokerage services needed to obtain the most favorable price and execution available, consideration may be given to those brokers that supply research and statistical information to a Fund, the Investment Adviser, and/or the Sub-Adviser, and provide other services in addition to execution services. The Investment Adviser or Sub-Adviser considers such information, which is in addition to and not in lieu of the services required to be performed by the Investment Adviser or Sub-Adviser to be useful in varying degrees, but of indeterminable value. Consistent with this policy, portfolio transactions may be executed by brokers affiliated with the Pilgrim Group or the Investment Adviser or Sub-Advisers, so long as the commission paid to the affiliated broker is reasonable and fair compared to the commission that would be charged by an unaffiliated broker in a comparable transaction. The placement of portfolio brokerage with broker-dealers who have sold shares of a Fund is subject to rules adopted by the National Association of Securities Dealers, Inc. ("NASD"). Provided the Fund's officers are satisfied that the Fund is receiving the most favorable price and execution available, the Fund may also consider the sale of the Fund's shares as a factor in the selection of broker-dealers to execute its portfolio transactions.

      While it will continue to be the Funds' general policy to seek first to obtain the most favorable price and execution available, in selecting a broker to execute portfolio transactions for a Fund, the Fund may also give weight to the ability of a broker to furnish brokerage and research services to the Fund, the Investment Adviser or the Sub-Adviser, even if the specific services were not imputed to the Fund and were useful to the Investment Adviser and/or Sub-Adviser in advising other clients. In negotiating commissions with a broker, the Fund may therefore pay a higher commission than would be the case if no weight were given to the furnishing of these supplemental services, provided that the amount of such commission has been determined in good faith by the Investment Adviser or Sub-Adviser to be reasonable in relation to the value of the brokerage and research services provided by such broker.

      Purchases of securities for a Fund also may be made directly from issuers or from underwriters. Where possible, purchase and sale transactions will be effected through dealers which specialize in the types of securities which the Fund will be holding, unless better executions are available elsewhere. Dealers and underwriters usually act as principals for their own account. Purchases from underwriters will include a concession paid by the issuer to the underwriter and purchases from dealers will include the spread between the bid and the asked price. If the execution and price offered by more than one dealer or underwriter are comparable, the order may be allocated to a dealer or underwriter which has provided such research or other services as mentioned above.

      Some securities considered for investment by a Fund may also be appropriate for other clients served by that Fund's Investment Adviser or Sub-Adviser. If the purchase or sale of securities consistent with the investment policies of a Portfolio and one or more of these other clients serviced by the Investment Adviser or Sub-Adviser is considered at or about the same time, transactions in such securities will be allocated among the Fund and the Investment Adviser's or Sub-Adviser's other clients in a manner deemed fair and reasonable by the Investment Adviser or Sub-Adviser. Although there is no specified formula for allocating such transactions, the various allocation methods used by the Investment Adviser or Sub-Adviser, and the results of such allocations, are subject to periodic review by the Board of Directors/Trustees. To the extent any of the Funds seek to acquire the same security at the same time, one or more of the Funds may not be able to acquire as large a portion of such security as it desires, or it may have to pay a higher price for such security. It is recognized that in some cases this system could have a detrimental effect on the price or value of the security insofar as a specific Fund is concerned.

      Each Fund does not intend to effect any transactions in its portfolio securities with any broker-dealer affiliated directly or indirectly with the Investment Adviser, except for any sales of portfolio securities that may legally be made pursuant to a tender offer, in which event the Investment Adviser will offset against its management fee a part of any tender fees that may be legally received and retained by an affiliated broker-dealer.

      Purchases and sales of fixed income securities will usually be principal transactions. Such securities often will be purchased or sold from or to dealers serving as market makers for the securities at a net price. Each Fund may also purchase such securities in underwritten offerings and will, on occasion, purchase securities directly from the issuer. Generally, fixed income securities are traded on a net basis and do not involve brokerage commissions. The cost of executing fixed income securities transactions consists primarily of dealer spreads and underwriting commissions.

      In purchasing and selling fixed income securities, it is the policy of each Fund to obtain the best results, while taking into account the dealer's general execution and operational facilities, the type of transaction involved and other factors, such as the dealer's risk in positioning the securities involved. While ING Investments generally seeks reasonably competitive spreads or commissions, the Funds will not necessarily pay the lowest spread or commission available.

Brokerage commissions paid by each Fund for previous fiscal years/periods are as follows:

                                  March 31                          June 30
                                   2001           2000         1999        1998
                                   ----           ----         ----        ----
Strategic Income Fund              $3,870         $11,424      $3,257      $0

Money Market Fund                  N/A            N/A          N/A         N/A

High Yield Opportunity Fund        $0             $27,105      $0          $0

High Yield Fund                    $2,935         $4,080       $0          $0



                                  March 31                       December 31
                                   2001           2000         1999      1998
                                   ----           ----         ----      ----
GNMA Income Fund                  $0              $0         $60,939     $34,516

Lexington Money Market Trust      N/A             $0         $0          $0



                                  March 31     October 31
                                   2001           2000          1999      1998
                                   ----           ----          ----      ----
National Tax-Exempt Bond Fund      $0             N/A           N/A       N/A

Intermediate Bond Fund             $530           $0            $0        N/A

High Yield Bond Fund               $0             $0            $0        N/A

Classic Money Market Fund          $0             $0            $0        N/A


      Of the total commissions paid, during the fiscal period ended March 31, 2001, $3,915 was paid to firms which provided research, statistical or other services to the Investment Adviser. The Investment Adviser has not separately identified a portion of such commissions as applicable to the provision of such research, statistical or otherwise.

 During the year ended March 31, 2001, the following Funds (or their predecessor master funds) acquired securities of their regular brokers or dealers (as defined in Rule 10b-1 under the 1940 Act) or their parents.

About Lexington Money Market Trust

      Portfolio securities are normally purchased directly from the issuer or from an underwriter or market maker for money market instruments. Therefore, usually no brokerage commissions were paid by the Fund. Transactions are allocated to various dealers by the Investment Adviser in its best judgment. Dealers are selected primarily on the basis of prompt execution of orders at the most favorable prices. The Fund has no obligation to deal with any dealer or group of dealers. Particular dealers may be selected for research or statistical and other services to enable the Investment Adviser to supplement its own research and analysis with that of such firms. Information so received will be in addition to and not in lieu of the services required to be performed by the Investment Adviser under the Investment Management Agreement and the expenses of the Investment Adviser will not necessarily be reduced as a result of the receipt of such supplemental information.

                       ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

      A complete description of the manner in which shares may be purchased, redeemed or exchanged appears in the Prospectus under "Shareholder Guide." Shares of the Funds are offered at the net asset value next computed following receipt of the order by the dealer (and/or the Distributor) or by the Company's transfer agent, DST Systems, Inc. ("Transfer Agent"), plus, for Class A and Class M Shares, a varying sales charge depending upon the class of shares purchased and the amount of money invested, as set forth in the Prospectus. An investor may exchange shares of a Fund for shares of the same class of any ING Fund, without paying any additional sales charge. Shares subject to a contingent deferred sales charge ("CDSC") will continue to age from the date that the original shares were purchased.

      Certain investors may purchase shares of the Funds with liquid assets with a value which is readily ascertainable by reference to a domestic exchange price and which would be eligible for purchase by a Fund consistent with the Fund's investment policies and restrictions. These transactions only will be effected if the Sub-Adviser intends to retain the security in the Fund as an investment. Assets so purchased by a Fund will be valued in generally the same manner as they would be valued for purposes of pricing the Fund's shares, if such assets were included in the Fund's assets at the time of purchase. Each Company reserves the right to amend or terminate this practice at any time.

Special Purchases at Net Asset Value

      Class A or Class M Shares of the Funds may be purchased at net asset value, without a sales charge, by persons who have redeemed their Class A or Class M Shares of a Fund (or shares of other funds managed by the Investment Adviser in accordance with the terms of such privileges established for such funds) within the previous 90 days. The amount that may be so reinvested in the Fund is limited to an amount up to, but not exceeding, the redemption proceeds (or to the nearest full share if fractional shares are not purchased). In order to exercise this privilege, a written order for the purchase of shares must be received by the Transfer Agent, or be postmarked, within 90 days after the date of redemption. This privilege may only be used once per calendar year. Payment must accompany the request and the purchase will be made at the then current net asset value of the Fund. Such purchases may also be handled by a securities dealer who may charge a shareholder for this service. If the shareholder has realized a gain on the redemption, the transaction is taxable and any reinvestment will not alter any applicable federal capital gains tax. If there has been a loss on the redemption and a subsequent reinvestment pursuant to this privilege, some or all of the loss may not be allowed as a tax deduction depending upon the amount reinvested, although such disallowance is added to the tax basis of the shares acquired upon the reinvestment.

      Class A Shares of the Funds may also be purchased at net asset value by any person who can document that Fund shares were purchased with proceeds from the redemption (within the previous 90 days) of shares from any unaffiliated mutual fund on which a sales charge was paid or which were subject at any time to a CDSC, and the Distributor has determined in its discretion that the unaffiliated fund invests primarily in the same types of securities as the ING Fund purchased.

      Additionally, Class A or Class M Shares of the Funds may also be purchased at net asset value by any charitable organization or any state, county, or city, or any instrumentality, department, authority or agency thereof that has determined that a Fund is a legally permissible investment and that is prohibited by applicable investment law from paying a sales charge or commission in connection with the purchase of shares of any registered management investment company ("an eligible governmental authority"). If an investment by an eligible governmental authority at net asset value is made though a dealer who has executed a selling group agreement with respect to the Company (or the other open-end ING Funds) the Distributor may pay the selling firm 0.25% of the Offering Price.

      Shareholders of Money Market Fund who acquired their shares by using all or a portion of the proceeds from the redemption of Class A or Class M Shares of other open-end ING Funds distributed by the Distributor may reinvest such amount plus any shares acquired through dividend reinvestment in Class A or Class M Shares of a Fund at its current net asset value, without a sales charge.

      The officers, Directors/Trustees and bona fide full-time employees of each Company and the officers, directors and full-time employees of the Investment Adviser, any Sub-Adviser, the Distributor, any service provider to a Fund or affiliated corporations thereof or any trust, pension, profit-sharing or other benefit plan for such persons, broker-dealers, for their own accounts or for members of their families (defined as current spouse, children, parents, grandparents, uncles, aunts, siblings, nephews, nieces, step-relations, relations at-law, and cousins) employees of such broker-dealers (including their immediate families) and discretionary advisory accounts of the Investment Adviser or any Sub-Adviser, may purchase Class A or Class M Shares of a Fund at net asset value without a sales charge. Such purchaser may be required to sign a letter stating that the purchase is for his own investment purposes only and that the securities will not be resold except to the Fund. Each Company may, under certain circumstances, allow registered investment adviser's to make investments on behalf of their clients at net asset value without any commission or concession.

      Class A or M Shares may also be purchased at net asset value by certain fee based registered investment advisers, trust companies and bank trust departments under certain circumstances making investments on behalf of their clients and by shareholders who have authorized the automatic transfer of dividends from the same class of another open-end fund managed by the Investment Adviser or from ING Prime Rate Trust.

      Class A or Class M Shares may also be purchased without a sales charge by
(i) shareholders who have authorized the automatic transfer of dividends from the same class of another ING Fund distributed by the Distributor or from ING Prime Rate Trust; (ii) registered investment advisors, trust companies and bank trust departments investing in Class A Shares on their own behalf or on behalf of their clients, provided that the aggregate amount invested in one or more ING Funds, during the 13 month period starting with the first investment, equals at least $1 million; (iii) broker-dealers, who have signed selling group agreements with the Distributor, and registered representatives and employees of such broker-dealers, for their own accounts or for members of their families (defined as current spouse, children, parents, grandparents, uncles, aunts, siblings, nephews, nieces, step relations, relations-at-law and cousins); (iv) broker-dealers using third party administrators for qualified retirement plans who have entered into an agreement with the Funds or an affiliate, subject to certain operational and minimum size requirements specified from time-to-time by the Funds; (v) accounts as to which a banker or broker-dealer charges an account management fee ("wrap accounts"); and (vi) any registered investment company for which ING Investments serves as adviser.

      The Funds may terminate or amend the terms of these sales charge waivers at any time.

Letters of Intent and Rights of Accumulation

      An investor may immediately qualify for a reduced sales charge on a purchase of Class A or Class M Shares of any of the Funds which offers Class A Shares, Class M Shares or shares with front-end sales charges, by completing the Letter of Intent section of the Shareholder Application in the Prospectus (the "Letter of Intent" or "Letter"). By completing the Letter, the investor expresses an intention to invest during the next 13 months a specified amount which if made at one time would qualify for the reduced sales charge. At any time within 90 days after the first investment which the investor wants to qualify for the reduced sales charge, a signed Shareholder Application, with the Letter of Intent section completed, may be filed with the Fund. After the Letter of Intent is filed, each additional investment made will be entitled to the sales charge applicable to the level of investment indicated on the Letter of Intent as described above. Sales charge reductions based upon purchases in more than one investment in the Funds will be effective only after notification to the Distributor that the investment qualifies for a discount. The shareholder's holdings in the Investment Adviser's funds (excluding Shares of the Money Market Funds) acquired within 90 days before the Letter of Intent is filed will be counted towards completion of the Letter of Intent but will not be entitled to a retroactive downward adjustment of sales charge until the Letter of Intent is fulfilled. Any redemptions made by the shareholder during the 13-month period will be subtracted from the amount of the purchases for purposes of determining whether the terms of the Letter of Intent have been completed. If the Letter of Intent is not completed within the 13-month period, there will be an upward adjustment of the sales charge as specified below, depending upon the amount actually purchased (less redemption) during the period.

      An investor acknowledges and agrees to the following provisions by completing the Letter of Intent section of the Shareholder Application in the Prospectus. A minimum initial investment equal to 25% of the intended total investment is required. An amount equal to the maximum sales charge or 5.75% of the total intended purchase will be held in escrow at ING Funds, in the form of shares, in the investor's name to assure that the full applicable sales charge will be paid if the intended purchase is not completed. The shares in escrow will be included in the total shares owned as reflected on the monthly statement; income and capital gain distributions on the escrow shares will be paid directly by the investor. The escrow shares will not be available for redemption by the investor until the Letter of Intent has been completed, or the higher sales charge paid. If the total purchases, less redemptions, equal the amount specified under the Letter, the shares in escrow will be released. If the total purchases, less redemptions, exceed the amount specified under the Letter and is an amount which would qualify for a further quantity discount, a retroactive price adjustment will be made by the Distributor and the dealer with whom purchases were made pursuant to the Letter of Intent (to reflect such further quantity discount) on purchases made within 90 days before, and on those made after filing the Letter. The resulting difference in offering price will be applied to the purchase of additional shares at the applicable offering price. If the total purchases, less redemptions, are less than the amount specified under the Letter, the investor will remit to the Distributor an amount equal to the difference in dollar amount of sales charge actually paid and the amount of sales charge which would have applied to the aggregate purchases if the total of such purchases had been made at a single account in the name of the investor or to the investor's order. If within 10 days after written request such difference in sales charge is not paid, the redemption of an appropriate number of shares in escrow to realize such difference will be made. If the proceeds from a total redemption are inadequate, the investor will be liable to the Distributor for the difference. In the event of a total redemption of the account prior to fulfillment of the Letter of Intent, the additional sales charge due will be deducted from the proceeds of the redemption and the balance will be forwarded to the Investor. By completing the Letter of Intent section of the Shareholder Application, an investor grants to the Distributor a security interest in the shares in escrow and agrees to irrevocably appoint the Distributor as his attorney-in-fact with full power of substitution to surrender for redemption any or all shares for the purpose of paying any additional sales charge due and authorizes the Transfer Agent or Sub-Transfer Agent to receive and redeem shares and pay the proceeds as directed by the Distributor. The investor or the securities dealer must inform the Transfer Agent or the Distributor that this Letter is in effect each time a purchase is made.

      If at any time prior to or after completion of the Letter of Intent the investor wishes to cancel the Letter of Intent, the investor must notify the Distributor in writing. If, prior to the completion of the Letter of Intent, the investor requests the Distributor to liquidate all shares held by the investor, the Letter of Intent will be terminated automatically. Under either of these situations, the total purchased may be less than the amount specified in the Letter of Intent. If so, the Distributor will redeem at NAV to remit to the Distributor and the appropriate authorized dealer an amount equal to the difference between the dollar amount of the sales charge actually paid and the amount of the sales charge that would have been paid on the total purchases if made at one time.

      The value of shares of the Fund plus shares of the other open-end funds distributed by the Distributor (excluding Shares of the Money Market Funds) can be combined with a current purchase to determine the reduced sales charge and applicable offering price of the current purchase. The reduced sales charge apply to quantity purchases made at one time or on a cumulative basis over any period of time by (i) an investor, (ii) the investor's spouse and children under the age of majority, (iii) the investor's custodian accounts for the benefit of a child under the Uniform gift to Minors Act, (iv) a trustee or other fiduciary of a single trust estate or a single fiduciary account (including a pension, profit-sharing and/or other employee benefit plans qualified under Section 401 of the Code), by trust companies' registered investment advisors, banks and bank trust departments for accounts over which they exercise exclusive investment discretionary authority and which are held in a fiduciary, agency, advisory, custodial or similar capacity.

      The reduced sales charge also apply on a non-cumulative basis, to purchases made at one time by the customers of a single dealer, in excess of $1 million. The Letter of Intent option may be modified or discontinued at any time.

      Shares of the Funds (excluding shares of the Money Market Funds) purchased and owned of record or beneficially by a corporation, including employees of a single employer (or affiliates thereof) including shares held by its employees, under one or more retirement plans, can be combined with a current purchase to determine the reduced sales charge and applicable offering price of the current purchase, provided such transactions are not prohibited by one or more provisions of the Employee Retirement Income Security Act or the Internal Revenue Code. Individuals and employees should consult with their tax advisors concerning the tax rules applicable to retirement plans before investing.

      For the purposes of Rights of Accumulation and the Letter of Intent Privilege, shares held by investors in the Funds which impose a CDSC may be combined with Class A or Class M Shares for a reduced sales charge but will not affect any CDSC which may be imposed upon the redemption of shares of a Fund which imposes a CDSC.

Redemptions

      Payment to shareholders for shares redeemed will be made within seven days after receipt by the Fund's Transfer Agent of the written request in proper form, except that a Fund may suspend the right of redemption or postpone the date of payment during any period when (a) trading on the New York Stock Exchange is restricted as determined by the SEC or such exchange is closed for other than weekends and holidays; (b) an emergency exists as determined by the SEC making disposal of portfolio series or valuation of net assets of a Fund not reasonably practicable; or (c) for such other period as the SEC may permit for the protection of a Fund's shareholders. At various times, a Fund may be requested to redeem shares for which it has not yet received good payment. Accordingly, the Fund may delay the mailing of a redemption check until such time as it has assured itself that good payment has been collected for the purchase of such shares, which may take up to 15 days or longer.

      Each Fund intends to pay in cash for all shares redeemed, but under abnormal conditions that make payment in cash unwise, a Fund may make payment wholly or partly in securities at their then current market value equal to the redemption price. In such case, an investor may incur brokerage costs in converting such securities to cash. However, each Company has elected to be governed by the provisions of Rule 18f-1 under the 1940 Act, which contain a formula for determining the minimum amount of cash to be paid as part of any redemption. In the event a Fund must liquidate portfolio securities to meet redemptions, it reserves the right to reduce the redemption price by an amount equivalent to the pro-rated cost of such liquidation not to exceed one percent of the net asset value of such shares.

      Due to the relatively high cost of handling small investments, each Company reserves the right, upon 30 days written notice, to redeem, at net asset value (less any applicable deferred sales charge), the shares of any shareholder whose account has a value of less than $1,000 in the Fund, other than as a result of a decline in the net asset value per share. Before the Fund redeems such shares and sends the proceeds to the shareholder, it will notify the shareholder that the value of the shares in the account is less than the minimum amount and will allow the shareholder 30 days to make an additional investment in an amount that will increase the value of the account to at least $1,000 before the redemption is processed. This policy will not be implemented where a Fund has previously waived the minimum investment requirements.

      The value of shares on redemption or repurchase may be more or less than the investor's cost, depending upon the market value of the portfolio securities at the time of redemption or repurchase.

      Certain purchases of Class A Shares and most Class B and Class C Shares may be subject to a CDSC. Shareholders will be charged a CDSC if certain of those shares are redeemed within the applicable time period as stated in the prospectus.

      No CDSC is imposed on any shares subject to a CDSC to the extent that those shares (i) are no longer subject to the applicable holding period, (ii) resulted from reinvestment of distributions on CDSC shares, or (iii) were exchanged for shares of another fund managed by the Investment Adviser, provided that the shares acquired in such exchange and subsequent exchanges will continue to remain subject to the CDSC, if applicable, until the applicable holding period expires.

      The CDSC or redemption fee will be waived for certain redemptions of Fund shares. The CDSC or redemption fee will be waived in the case of a redemption of shares following the death or permanent disability of a shareholder if the redemption is made within one year of death or initial determination of permanent disability. The waiver is available for total or partial redemptions of shares owned by an individual or an individual in joint tenancy (with rights of survivorship), but only for redemptions of shares held at the time of death or initial determination of permanent disability. For Class B and C shares, the CDSC will be waived for redemptions pursuant to a Systematic Withdrawal Plan, up to a maximum of 12% per year of a shareholder's account value based on the value of the account at the time the plan is established and annually thereafter, provided all dividends and distributions are reinvested and the total redemptions do not exceed 12% annually The CDSC or redemption fee will also be waived in the case of a total or partial redemption of shares in connection with any mandatory distribution from a tax-deferred retirement plan or an IRA. The waiver does not apply in the case of a tax-free rollover or transfer of assets, other than one following a separation from services, except that a CDSC or redemption fee may be waived in certain circumstances involving redemptions in connection with a distribution from a qualified employer retirement plan in connection with termination of employment or termination of the employer's plan and the transfer to another employer's plan or to an IRA. The shareholder must notify the Fund either directly or through the Distributor at the time of redemption that the shareholder is entitled to a waiver of CDSC or redemption fee. The waiver will then be granted subject to confirmation of the shareholder's entitlement. The CDSC or redemption fee, which may be imposed on Class A Shares purchased in excess of $1 million, will also be waived for registered investment advisors, trust companies and bank trust departments investing on their own behalf or on behalf of their clients. These waivers may be changed at any time.

Reinstatement Privilege

      If you sell Class B, Class C or Class T Shares of a ING Fund, you may reinvest some or all of the proceeds in the same share class within 90 days without a sales charge. Reinstated Class B, Class C and Class T Shares will retain their original cost and purchase date for purposes of the CDSC. The amount of any CDSC also will be reinstated. To exercise this privilege, the written order for the purchase of shares must be received by the Transfer Agent or be postmarked within 90 days after the date of redemption. This privilege can be used only once per calendar year. If a loss is incurred on the redemption and the reinstatement privilege is used, some or all of the loss may not be allowed as a tax deduction.

Exchanges

      The following conditions must be met for all exchanges among the Funds:
(i) the shares that will be acquired in the exchange (the "Acquired Shares") are available for sale in the shareholder's state of residence; (ii) the Acquired shares will be registered to the same shareholder account as the shares to be surrendered (the "Exchanged Shares"); (iii) the Exchanged Shares must have been held in the shareholder's account for at least 30 days prior to the exchange;
(iv) except for exchanges into the Money Market Funds, the account value of the Fund whose shares are to be acquired must equal or exceed the minimum initial investment amount required by that Fund after the exchange is implemented; and
(v) a properly executed exchange request has been received by the Transfer
Agent.

      Each Fund reserves the right to delay the actual purchase of the Acquired Shares for up to five business days if it determines that it would be disadvantaged by an immediate transfer of proceeds from the redemption of Exchanged Shares. Normally, however, the redemption of Exchanged Shares and the purchase of Acquired Shares will take place on the day that the exchange request is received in proper form. Each Fund reserves the right to terminate or modify its exchange privileges at any time upon prominent notice to shareholders. Such notice will be given at least 60 days in advance. It is the policy of Pilgrim to discourage and prevent frequent trading by shareholders among the Funds in response to market fluctuations. Accordingly, in order to maintain a stable asset base in each Fund and to reduce administrative expenses borne by each Fund, ING Investments reserves the right to reject any exchange request.

      If you exchange into ING Senior Income Fund, your ability to sell or liquidate your investment will be limited. ING Senior Income Fund is a closed-end interval fund and does not redeem its shares on a daily basis, and it is not expected that a secondary market for the fund's shares will develop, so you will not be able to sell them through a broker or other investment professional. To provide a measure of liquidity, the fund will normally make quarterly repurchase offers of 5% of its outstanding common shares. If more than 5% of the fund's common shares are tendered, you may not be able to completely liquidate your holdings in any one quarter. You also would not have liquidity between these quarterly repurchase dates. Investors exercising the exchange privilege should carefully review the prospectus of that fund. Investors may obtain a copy of the ING Senior Income Fund prospectus or any other ING Fund prospectus by calling (800) 992-0180.

      You are not required to pay an applicable CDSC upon an exchange from any ING Fund into the ING Senior Income Fund. However, if you exchange into the ING Senior Income Fund and subsequently offer your common shares for repurchase by that fund, the CDSC will apply from the original ING Fund from which you exchanged. The time period for application of the CDSC will be calculated based on the first date you acquired your shares in the original ING Fund.

Conversion of Class B and Class T Shares

      A shareholder's Class B and Class T Shares will automatically convert to Class A Shares in the Fund on the first business day of the month in which the eighth anniversary of the issuance of the Class B and Class T Shares occurs, together with a pro rata portion of all Class B and Class T Shares representing dividends and other distributions paid in additional Class B and Class T Shares, except that Class B and Class T Shares acquired initially through Funds that were part of the Nicholas-Applegate Mutual Funds at the time of purchase will convert after seven years from the date of original purchase. The conversion of Class B and Class T Shares into Class A Shares is subject to the continuing availability of an opinion of counsel or an Internal Revenue Service ("IRS") ruling, if the Investment Adviser deems it advisable to obtain such advice, to the effect that (1) such conversion will not constitute taxable events for federal tax purposes; and (2) the payment of different dividends on Class A, Class B, and Class T Shares does not result in the Fund's dividends or distributions constituting "preferential dividends" under the Internal Revenue Code of 1986. The Class B and Class T Shares so converted will no longer be subject to the higher expenses borne by Class B and Class T Shares. The conversion will be effected at the relative net asset values per share of the applicable Classes.

Dealer Commissions and Other Incentives

      In connection with the sale of shares of the Funds, the Distributor may pay Authorized Dealers of record a sales commission as a percentage of the purchase price. In connection with the sale of Class A and Class M Shares, the Distributor will reallow to Authorized Dealers of record from the sales charge on such sales the following amounts:

                                   ING Funds
                                   ---------

                               Dealers' Reallowance as a Percentage of
                                           Offering Price
                               ---------------------------------------
      Amount of Transaction        Class A                Class M
      ---------------------        -------                -------
      Less than $50,000             4.25%                  3.00%

      $50,000 - $99,999             4.00%                  2.00%

      $100,000 - $249,999           3.00%                  1.25%

      $250,000 - $499,000           2.25%                  1.00%

      $500,000 - $999,999           1.75%                  None

      $1,000,000 and over         See below                None


      The Distributor may pay to Authorized Dealers out of its own assets commissions on shares sold in Classes A, B and C, at net asset value, which at the time of investment would have been subject to the imposition of a CDSC if redeemed. There is no sales charge on purchases of $1,000,000 or more of Class A Shares. However, such purchases may be subject to a CDSC, as disclosed in the Prospectus. The Distributor will pay Authorized Dealers of record commissions at the rates shown in the table below for purchases of Class A Shares that are subject to a CDSC:


                                        Dealer Commission as a
        Amount of Transaction           Percentage of Amount Invested
        ---------------------           -----------------------------
        $1,000,000 to $2,499,000                    1.00%

        $2,500,000 to $4,999,999                    0.50%

        $5,000,000 and over                         0.25%


      Also, the Distributor will pay out of its own assets a commission of 1% of the amount invested for purchases of Class A Shares of less than $1 million by qualified employer retirement plans with 50 or more participants.

      The Distributor will pay out of its own assets a commission of 4% of the amount invested for purchases of Class B Shares subject to a CDSC. For purchases of Class C Shares subject to a CDSC, the Distributor may pay out of its own assets a commission of 1% of the amount invested of each Fund (other than Strategic Income Fund, for which 0.75% of the amount invested may be paid out).

      The Distributor may, from time to time, at its discretion, allow a selling dealer to retain 100% of a sales charge, and such dealer may therefore be deemed an "underwriter" under the Securities Act of 1933, as amended. The Distributor, at its expense, may also provide additional promotional incentives to dealers. The incentives may include payment for travel expenses, including lodging, incurred in connection with trips taken by qualifying registered representatives and members of their families to locations within or outside of the United States, merchandise or other items. For more information on incentives, see "Management of the Funds--12b-1 Plans" in this SAI.

      In connection with 401(k) Plans that invest $1 million or more in Class A shares of the Funds, ING Distributor will pay dealer compensation of 1% of the purchase price of the shares to the dealer from its own resources at the time of the initial rollover investment.

      For the period from November 1, 2000 through the close of business on October 31, 2002, the Distributor has committed to continue the trails on Fund shares sold prior to November 1, 2000, in accordance with the applicable annual fee rate based on the average daily net asset value of the shares held by a brokerage investor, described below:

                       Equity Funds    Fixed Income Funds    Money Market Funds
                       ------------    ------------------    ------------------
Class A                0.40%                0.35%                 0.35%

Class B*               0.40%                0.40%                 0.40%

Class C *              1.00%                1.00%                 1.00%

*Beginning in month 13.


                          DETERMINATION OF SHARE PRICE

      As noted in the Prospectus, the net asset value and offering price of each class of each Fund's shares will be determined once daily as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. New York time) during each day on which that Exchange is open for trading. As of the date of this Statement of Additional Information, the New York Stock Exchange is closed on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

      Portfolio securities listed or traded on a national securities exchange or included in the NASDAQ National Market System will be valued at the last reported sale price on the valuation day. Securities traded on an exchange or NASDAQ for which there has been no sale that day and other securities traded in the over-the-counter market will be valued at the mean between the last reported bid and asked prices on the valuation day. Portfolio securities underlying traded call options written by High Yield Fund will be valued at their market price as determined above; however, the current market value of the option written by High Yield Fund will be subtracted from net asset value. In cases in which securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Directors/Trustees as the primary market. Short-term obligations maturing in less than 60 days will generally be valued at amortized cost. This involves valuing a security at cost on the date of acquisition and thereafter assuming a constant accretion of a discount or amortization of a premium to maturity, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price a Fund would receive if it sold the instrument. See "How Net Asset Value is Determined" in the Prospectus. The long-term debt obligations held in a Fund's portfolio will be valued at the mean between the most recent bid and asked prices as obtained from one or more dealers that make markets in the securities when over-the counter market quotations are readily available.

      Securities and assets for which market quotations are not readily available (including restricted securities which are subject to limitations as to their sale) are valued at their fair values as determined in good faith by or under the supervision of each Fund's Board, in accordance with methods that are specifically authorized by the Board. The valuation procedures applied in any specific instance are likely to vary from case to case. However, consideration is generally given to the financial position of the issuer and other fundamental analytical data relating to the investment and to the nature of the restrictions on disposition of the securities (including any registration expenses that might be borne by the Funds in connection with such disposition). In addition, specific factors also are generally considered, such as the cost of the investment, the market value of any unrestricted securities of the same class (both at the time of purchase and at the time of valuation), the size of the holding, the prices of any recent transactions or offers with respect to such securities and any available analysts' reports regarding the issuer.

      The fair value of other assets is added to the value of all securities positions to arrive at the value of a Fund's total assets. The Fund's liabilities, including accruals for expenses, are deducted from its total assets. Once the total value of the Fund's net assets is so determined, that value is then divided by the total number of shares outstanding (excluding treasury shares), and the result, rounded to the nearest cent, is the net asset value per share.

      Options on currencies purchased by the Funds are valued at their last bid price in the case of listed options or at the average of the last bid prices obtained from dealers in the case of OTC options. The value of each security denominated in a currency other than U.S. dollars will be translated into U.S. dollars at the prevailing market rate as determined by the Investment Adviser on that day.

      The value of the foreign securities traded on exchanges outside the United States is based upon the price on the exchange as of the close of business of the exchange preceding the time of valuation (or, if earlier, at the time of a Fund's valuation). Quotations of foreign securities in foreign currency are converted to U.S. dollar equivalents using the foreign exchange quotation in effect at the time net asset value is computed. The calculation of net asset value of a Fund may not take place contemporaneously with the determination of the prices of certain portfolio securities of foreign issuers used in such calculation. Further, the prices of foreign securities are determined using information derived from pricing services and other sources. Information that becomes known to a Fund or its agents after the time that net asset value is calculated on any business day may be assessed in determining net asset value per share after the time of receipt of the information, but will not be used to retroactively adjust the price of the security so determined earlier or on a prior day. Events affecting the values of portfolio securities that occur between the time their prices are determined and the time when the Fund's net asset value is determined may not be reflected in the calculation of net asset value. If events materially affecting the value of such securities occur during such period, then these securities may be valued at fair value as determined by the management and approved in good faith by the Board of Directors/Trustees.

      Foreign securities markets may close before a Fund determines its net asset value. European, Far Eastern or Latin American securities trading may not take place on all days on which the NYSE is open. Further, trading takes place in Japanese markets on certain Saturdays and in various foreign markets on days on which the NYSE is not open. Consequently, the calculation of a Fund's respective net asset values therefore may not take place contemporaneously with the determination of the prices of securities held by the Fund. Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of regular trading on the NYSE will not be reflected in a Fund's net asset value unless the Investment Adviser, under the supervision of a Fund's Board of Directors/Trustees, determines that the particular event would materially affect net asset value. As a result, the Fund's net asset value may be significantly affected by such trading on days when a shareholder cannot purchase or redeem shares of the Fund.

      In computing a class of a Fund's net asset value, all class-specific liabilities incurred or accrued are deducted from the class' net assets. The resulting net assets are divided by the number of shares of the class outstanding at the time of the valuation and the result (adjusted to the nearest cent) is the net asset value per share.

      The per share net asset value of Class A Shares generally will be higher than the per share net asset value of shares of the other classes, reflecting daily expense accruals of the higher distribution fees applicable to Class B and Class C. It is expected, however, that the per share net asset value of the classes will tend to converge immediately after the payment of dividends or distributions that will differ by approximately the amount of the expense accrual differentials between the classes.

      Orders received by dealers prior to the close of regular trading on the New York Stock Exchange will be confirmed at the offering price computed as of the close of regular trading on the Exchange provided the order is received by the Distributor prior to its close of business that same day (normally 4:00 P.M. Pacific time). It is the responsibility of the dealer to insure that all orders are transmitted timely to the Fund. Orders received by dealers after the close of regular trading on the New York Stock Exchange will be confirmed at the next computed offering price as described in the Prospectus.

Money Market Fund, Classic Money Market Fund and Lexington Money Market Trust

      For the purpose of determining the price at which the Money Market Funds' (because this section applies to each of the Money Market Funds, they are referred to, in this section only, as the "Fund") shares are issued and redeemed, the net asset value per share is calculated immediately after the daily dividend declaration by: (a) valuing all securities and instruments as set forth below; (b) Fund's liabilities; and (c) dividing the resulting amount by the number of shares outstanding. As discussed below, it is the intention of the Fund to maintain a net asset value per share of $1.00. The Fund's portfolio instruments are valued on the basis of amortized cost. This involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the security. While this method provides certainty in valuation, it may result in periods during which the value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold its portfolio. During periods of declining interest rates, the daily yield on shares of the Fund computed as described above may be higher than a like computation made by a fund with identical investments utilizing a method of valuation based upon market prices and estimates of market prices for all its portfolio instruments. Thus, if the use of amortized cost by the Fund results in a lower aggregate portfolio value on a particular day, a prospective investor in the Fund would be able to obtain a somewhat higher yield than would result from an investment in a fund utilizing solely market values, and existing investors in the Fund would receive less investment income. The converse would apply in a period of rising interest rates.

      The Fund's use of amortized cost and the maintenance of the Fund's per share net value at $1.00 is based on its election to operate under the provisions of Rule 2a-7 under the 1940 Act. As a condition of operating under that rule, the Fund must maintain a dollar-weighted average portfolio maturity of 90 days or less, purchase only instruments having remaining maturities of thirteen months or less, and invest only in securities which are determined by the Board of Directors/Trustees to present minimal credit risks and which are of high quality as required by the Rule, or in the case of any instrument not so rated, considered by the Board of Directors/Trustees to be of comparable quality. Securities in each Fund will consist of money market instruments that have been rated (or whose issuer's short-term debt obligations are rated) in one of the two highest categories (i.e., `Al/Pl') by both S&P and Moody's, two nationally recognized statistical rating organizations (`NRSRO').

      The Fund may invest up to 5% of its assets in any single `Tier I' security (other than U.S. Government securities), measured at the time of acquisition; however, it may invest more than 5% of its assets in a single Tier 1 security for no more than three business days. A `Tier I' security is one that has been rated (or the issuer of such security has been rated) by both S&P and Moody's in the highest rating category or, if unrated, is of comparable quality. A security rated in the highest category by only one of these NRSROs is also considered a Tier 1 security. Classic Money Market Fund may invest up to 25% of its total assets in the first tier securities of a single issuer for a period of up to three business days after the acquisition thereof provided that it may not invest in the securities of more than one issuer in accordance with this provision at any one time.

      In addition, the Fund may invest not more than 5% of its assets in `Tier 2' securities. A Tier 2 security is a security that is (a) rated in the second highest category by either S&P or Moody's or (b) an unrated security that is deemed to be of comparable quality by the Fund's investment advisor. The Fund may invest up to 1% of its assets in any single Tier 2 security. The Fund may invest only in a money market instrument that has a remaining maturity of 13 months (397 days) or less, provided that the Fund's average weighted maturity is 90 days or less.

      The SEC requires that the Board of Directors/Trustees adopt a procedure for the periodic comparison of market value to amortized cost and requires that the board promptly consider what, if any, action the fund should take upon the determination that the amortized cost NAV deviated from market value NAV by more that 1/2 of 1 percent. The Valuation Committee of each Fund determines what, if any, action the Fund should take upon the determination that the amortized cost NAV deviated from market value NAV by more that 0.025%. The Valuation Committee notifies the full Board of Directors/Trustees if the if the variance is greater than 0.50%.

      The Board of Directors/Trustees has also agreed, as a particular responsibility within the overall duty of care owed to its shareholders, to establish procedures reasonably designed, taking into account current market conditions and the Fund's investment objective, to stabilize the net asset value per share as computed for the purposes of sales and redemptions at $1.00. These procedures include periodic review, as the Board of Directors/Trustees deems appropriate and at such intervals as are reasonable in light of current market conditions, of the relationship between the amortized cost value per share and a net asset value per share based upon available indications of market value.

      In such a review for the Money Market Fund and Lexington Money Market Trust, the investments for which market quotations are readily available are valued at the most recent mean between the bid price (or quoted yield equivalent for such securities or for securities of comparable maturity, quality and type as obtained from one or more of the major market makers for the securities to be valued) and the ask price. Other investments and assets are valued at fair value, as determined in good faith by the Board of Trustees.

      In such a review for the Classic Money Market Fund, the investments for which market quotations are readily available are valued at the most recent bid price or quoted yield equivalent for such securities or for securities of comparable maturity, quality and type as obtained from one or more of the major market makers for the securities to be valued. Other investments and assets are valued at fair value, as determined in good faith by the Board of Trustees.

                             SHAREHOLDER INFORMATION

      Certificates representing shares of a particular Fund will not normally be issued to shareholders. The Transfer Agent will maintain an account for each shareholder upon which the registration and transfer of shares are recorded, and any transfers shall be reflected by bookkeeping entry, without physical delivery.

      The Transfer Agent will require that a shareholder provide requests in writing, accompanied by a valid signature guarantee form, when changing certain information in an account (i.e., wiring instructions, telephone privileges, etc.).

      Each Company reserves the right, if conditions exist that make cash payments undesirable, to honor any request for redemption or repurchase order with respect to shares of a Fund by making payment in whole or in part in readily marketable securities chosen by the Fund and valued as they are for purposes of computing the Fund's net asset value (redemption-in-kind). If payment is made in securities, a shareholder may incur transaction expenses in converting theses securities to cash. Each Company has elected, however, to be governed by Rule 18f-1 under the 1940 Act as a result of which a Fund is obligated to redeem shares with respect to any one shareholder during any 90-day period solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund at the beginning of the period.

                       SHAREHOLDER SERVICES AND PRIVILEGES

      As discussed in the Prospectus, the Funds provide a Pre-Authorized Investment Program for the convenience of investors who wish to purchase shares of a Fund on a regular basis. Such a Program may be started with an initial investment ($1,000 minimum) and subsequent voluntary purchases ($100 minimum) with no obligation to continue. The Program may be terminated without penalty at any time by the investor or the Funds. The minimum investment requirements may be waived by the Fund for purchases made pursuant to (i) employer-administered payroll deduction plans, (ii) profit-sharing, pension, or individual or any employee retirement plans, or (iii) purchases made in connection with plans providing for periodic investments in Fund shares.

      For investors purchasing shares of a Fund under a tax-qualified individual retirement or pension plan or under a group plan through a person designated for the collection and remittance of monies to be invested in shares of a Fund on a periodic basis, the Fund may, in lieu of furnishing confirmations following each purchase of Fund shares, send statements no less frequently than quarterly pursuant to the provisions of the Securities Exchange Act of 1934, as amended, and the rules thereunder. Such quarterly statements, which would be sent to the investor or to the person designated by the group for distribution to its members, will be made within five business days after the end of each quarterly period and shall reflect all transactions in the investor's account during the preceding quarter.

      All shareholders will receive a confirmation of each new transaction in their accounts, which will also show the total number of Fund shares owned by each shareholder, the number of shares being held in safekeeping by the Fund's Transfer Agent for the account of the shareholder and a cumulative record of the account for the entire year. Shareholders may rely on these statements in lieu of certificates. Certificates representing shares of a fund will not be issued unless the shareholder requests them in writing.

Self-Employed and Corporate Retirement Plans

      For self-employed individuals and corporate investors that wish to purchase shares of a Fund, there is available through the Fund a Prototype Plan and Custody Agreement. The Custody Agreement provides that State Street Bank & Trust, Kansas City, Missouri, will act as Custodian under the Plan, and will furnish custodial services for an annual maintenance fee of $12.00 for each participant, with no other charges. (This fee is in addition to the normal Custodian charges paid by the Funds.) The annual contract maintenance fee may be waived from time to time. For further details, including the right to appoint a successor Custodian, see the Plan and Custody Agreements as provided by the Company. Employers who wish to use shares of a Fund under a custodianship with another bank or trust company must make individual arrangements with such institution.

Individual Retirement Accounts

      Investors having earned income are eligible to purchase shares of a Fund under an IRA pursuant to Section 408(a) of the Internal Revenue Code. An individual who creates an IRA may contribute annually certain dollar amounts of earned income, and an additional amount if there is a non-working spouse. Simple IRA plans that employers may establish on behalf of their employees are also available. Roth IRA plans that enable employed and self-employed individuals to make non-deductible contributions, and, under certain circumstances, effect tax-free withdrawals, are also available. Copies of a model Custodial Account Agreement are available from the Distributor. Investors Fiduciary Trust Company, Kansas City, Missouri, will act as the Custodian under this model Agreement, for which it will charge the investor an annual fee of $12.00 for maintaining the Account (such fee is in addition to the normal custodial charges paid by the Funds). Full details on the IRA are contained in an IRS required disclosure statement, and the Custodian will not open an IRA until seven (7) days after the investor has received such statement from the Company. An IRA using shares of a Fund may also be used by employers who have adopted a Simplified Employee Pension Plan.

      Purchases of Fund shares by Section 403(b) and other retirement plans are also available. Section 403(b) plans are arrangements by a public school organization or a charitable, educational, or scientific organization that is described in Section 501(c)(3) of the Internal Revenue Code under which employees are permitted to take advantage of the federal income tax deferral benefits provided for in Section 403(b) of the Code. It is advisable for an investor considering the funding of any retirement plan to consult with an attorney or to obtain advice from a competent retirement plan consultant.

Telephone Redemption and Exchange Privileges

      As discussed in the Prospectus, the telephone redemption and exchange privileges are available for all shareholder accounts; however, retirement accounts may not utilize the telephone redemption privilege. The telephone privileges may be modified or terminated at any time. The privileges are subject to the conditions and provisions set forth below and in the Prospectus.

(1) Telephone redemption and/or exchange instructions received in good order before the pricing of a Fund on any day on which the New York Stock Exchange is open for business (a "Business Day"), but not later than 4:00 p.m. eastern time, will be processed at that day's closing net asset value. For each exchange, the shareholder's account may be charged an exchange fee. There is no fee for telephone redemption; however, redemptions of Class A and Class B Shares may be subject to a contingent deferred sales charge (See "Redemption of Shares" in the Prospectus).

(2) Telephone redemption and/or exchange instructions should be made by dialing 1-800-992-0180 and selecting option 3.

(3) The Funds will not permit exchanges in violation of any of the terms and conditions set forth in the Prospectus or herein.

(4) Proceeds of the redemption must meet the following conditions to be accepted by the Funds:

      (a) Proceeds of the redemption may be directly deposited into a predetermined bank account, or mailed to the current address on the registration. This address cannot reflect any change within the previous thirty (30) days.

      (b) Certain account information will need to be provided for verification purposes before the redemption will be executed.

      (c) Only one telephone redemption (where proceeds are being mailed to the address of record) can be processed with in a 30 day period.

      (d) The maximum amount which can be liquidated and sent to the address of record at any one time is $100,000.

      (e) The minimum amount which can be liquidated and sent to a predetermined bank account is $5,000.

(5) If the exchange involves the establishment of a new account, the dollar amount being exchanged must at least equal the minimum investment requirement of the Fund being acquired.

(6) Any new account established through the exchange privilege will have the same account information and options except as stated in the Prospectus.

(7) Certificated shares cannot be redeemed or exchanged by telephone but must be forwarded to ING at P.O. Box 419368, Kansas City, MO 64141 and deposited into your account before any transaction may be processed.

(8) If a portion of the shares to be exchanged are held in escrow in connection with a Letter of Intent, the smallest number of full shares of the ING Fund to be purchased on the exchange having the same aggregate net asset value as the shares being exchanged shall be substituted in the escrow account. Shares held in escrow may not be redeemed until the Letter of Intent has expired and/or the appropriate adjustments have been made to the account.

(9) Shares may not be exchanged and/or redeemed unless an exchange and/or redemption privilege is offered pursuant to the Funds' then-current prospectus.

(10) Proceeds of a redemption may be delayed up to 15 days or longer until the check used to purchase the shares being redeemed has been paid by the bank upon which it was drawn.

Systematic Withdrawal Plan

      You may elect to make periodic withdrawals from your account in any fixed amount in excess of $100 ($1,000 in the case of Classes I and Q) to yourself, or to anyone else you properly designate, as long as the account has a current value of at least $10,000 ($250,000 in the case of Classes I and Q). To establish a systematic cash withdrawal, complete the Systematic Withdrawal Plan section of the Account Application. To have funds deposited to your bank account, follow the instructions on the Account Application. You may elect to have monthly, quarterly, semi-annual or annual payments. Redemptions are normally processed on the fifth day prior to the end of the month, quarter or year. Checks are then mailed or proceeds are forwarded to your bank account on or about the first of the following month. You may change the amount, frequency and payee, or terminate the plan by giving written notice to the Transfer Agent. A Systematic Withdrawal Plan may be modified at any time by the Fund or terminated upon written notice by the relevant Fund.

      During the withdrawal period, you may purchase additional shares for deposit to your account, subject to any applicable sales charge, if the additional purchases are equal to at least one year's scheduled withdrawals, or $1,200 ($12,000 in the case of Classes I and Q), whichever is greater. There are no separate charges to you under this Plan, although a CDSC may apply if you purchased Class A, B or C Shares. Shareholders who elect to have a systematic cash withdrawal must have all dividends and capital gains reinvested. As shares of a Fund are redeemed under the Plan, you may realize a capital gain or loss for income tax purposes.

                                  DISTRIBUTIONS

      As noted in the Prospectus, shareholders have the privilege of reinvesting both income dividends and capital gains distributions, if any, in additional shares of a respective class of a Fund at the then current net asset value, with no sales charge. The Funds' management believes that most investors desire to take advantage of this privilege. It has therefore made arrangements with its Transfer Agent to have all income dividends and capital gains distributions that are declared by the Funds automatically reinvested for the account of each shareholder. A shareholder may elect at any time by writing to the Fund or the Transfer Agent to have subsequent dividends and/or distributions paid in cash. In the absence of such an election, each purchase of shares of a class of a Fund is made upon the condition and understanding that the Transfer Agent is automatically appointed the shareholder's agent to receive his dividends and distributions upon all shares registered in his name and to reinvest them in full and fractional shares of the respective class of the Fund at the applicable net asset value in effect at the close of business on the reinvestment date. A shareholder may still at any time after a purchase of Fund shares request that dividends and/or capital gains distributions be paid to him in cash.

                               TAX CONSIDERATIONS

      The following discussion summarizes certain U.S. federal tax considerations generally affecting the Funds and their shareholders. This discussion does not provide a detailed explanation of all tax consequences, and shareholders are advised to consult their own tax advisers with respect to the particular federal, state, local and foreign tax consequences to them of an investment in the Funds. This discussion is based on the Internal Revenue Code of 1986, as amended (the "Code"), Treasury Regulations issued thereunder, and judicial and administrative authorities as in effect on the date of this Statement of Additional Information, all of which are subject to change, which change may be retroactive.

      Each Fund intends to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"). To so qualify and to be taxed as a regulated investment company, each Fund must, among other things: (a) derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities and gains from the sale or other disposition of foreign currencies, or other income (including gains from options, futures contracts and forward contracts) derived with respect to the Fund's business of investing in stocks, securities or currencies; (b) diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the value of the Fund's total assets is represented by cash and cash items, U.S. Government securities, securities of other regulated investment companies, and other securities, with such other securities limited in respect of any one issuer to an amount not greater in value than 5% of the Fund's total assets and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund's total assets is invested in the securities (other than U.S. Government securities or securities of other regulated investment companies) of any one issuer or of any two or more issuers that the Fund controls and that are determined to be engaged in the same business or similar or related businesses; and (c) distribute at least 90% of its investment company taxable income (which includes, among other items, dividends, interest and net short-term capital gains in excess of net long-term capital losses) each taxable year.

      The U.S. Treasury Department is authorized to issue regulations providing that foreign currency gains that are not directly related to a Fund's principal business of investing in stock or securities (or options and futures with respect to stock or securities) will be excluded from the income which qualifies for purposes of the 90% gross income requirement described above. To date, however, no such regulations have been issued.

      The status of the Funds as regulated investment companies does not involve government supervision of management or of their investment practices or policies. As a regulated investment company, a Fund generally will be relieved of liability for U.S. federal income tax on that portion of its investment company taxable income and net realized capital gains which it distributes to its shareholders. Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement also are subject to a nondeductible 4% excise tax. To prevent application of the excise tax, each Fund currently intends to make distributions in accordance with the calendar year distribution requirement.

Distributions

      Dividends of investment company taxable income (including net short-term capital gains) are taxable to shareholders as ordinary income. Distributions of investment company taxable income may be eligible for the corporate dividends-received deduction to the extent attributable to a Fund's dividend income from U.S. corporations, and if other applicable requirements are met. However, the alternative minimum tax applicable to corporations may reduce the benefit of the dividends-received deduction. Distributions of net capital gains (the excess of net long-term capital gains over net short-term capital losses) designated by a Fund as capital gain dividends are not eligible for the dividends-received deduction and will generally be taxable to shareholders as long-term capital gains, regardless of the length of time the Fund's shares have been held by a shareholder. Net capital gains from assets held for one year or less will be taxed as ordinary income. Generally, dividends and distributions are taxable to shareholders, whether received in cash or reinvested in shares of a Fund. Any distributions that are not from a Fund's investment company taxable income or net capital gain may be characterized as a return of capital to shareholders or, in some cases, as capital gain. Shareholders will be notified annually as to the federal tax status of dividends and distributions they receive and any tax withheld thereon.

      Dividends, including capital gain dividends, declared in October, November, or December with a record date in such month and paid during the following January will be treated as having been paid by a Fund and received by shareholders on December 31 of the calendar year in which declared, rather than the calendar year in which the dividends are actually received.

      Distributions by a Fund reduce the net asset value of the Fund shares. Should a distribution reduce the net asset value below a shareholder's cost basis, the distribution nevertheless may be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implication of buying shares just prior to a distribution by a Fund. The price of shares purchased at that time includes the amount of the forthcoming distribution, but the distribution will generally be taxable to them.

Original Issue Discount

      Certain debt securities acquired by a Fund may be treated as debt securities that were originally issued at a discount. Original issue discount can generally be defined as the difference between the price at which a security was issued and its stated redemption price at maturity. Although no cash income is actually received by the Fund, original issue discount that accrues on a debt security in a given year generally is treated for federal income tax purposes as interest and, therefore, such income would be subject to the distribution requirements of the Code.

      Some of the debt securities may be purchased by a Fund at a discount which exceeds the original issue discount on such debt securities, if any. This additional discount represents market discount for federal income tax purposes. The gain realized on the disposition of any taxable debt security having market discount generally will be treated as ordinary income to the extent it does not exceed the accrued market discount on such debt security. Generally, market discount accrues on a daily basis for each day the debt security is held by a Fund at a constant rate over the time remaining to the debt security's maturity or, at the election of a Fund, at a constant yield to maturity which takes into account the semi-annual compounding of interest.

Foreign Currency Transactions

      Under the Code, gains or losses attributable to fluctuations in foreign currency exchange rates which occur between the time a Fund accrues income or other receivable or accrues expenses or other liabilities denominated in a foreign currency and the time a Fund actually collects such receivable or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain financial contracts and options, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains and losses, referred to under the Code as "section 988" gains and losses, may increase or decrease the amount of a Fund's net investment income to be distributed to its shareholders as ordinary income.

Passive Foreign Investment Companies

      A Fund may invest in stocks of foreign companies that are classified under the Code as passive foreign investment companies ("PFICs"). In general, a foreign company is classified as a PFIC if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. Under the PFIC rules, an "excess distribution" received with respect to PFIC stock is treated as having been realized ratably over the period during which a Fund held the PFIC stock. A Fund itself will be subject to tax on the portion, if any, of the excess distribution that is allocated to that Fund's holding period in prior taxable years (and an interest factor will be added to the tax, as if the tax had actually been payable in such prior taxable years) even though the Fund distributes the corresponding income to shareholders. Excess distributions include any gain from the sale of PFIC stock as well as certain distributions from a PFIC. All excess distributions are taxable as ordinary income.

      A Fund may be able to elect alternative tax treatment with respect to PFIC stock. Under an election that currently may be available, a Fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether any distributions are received from the PFIC. If this election is made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply. Alternatively, another election may be available that involves marking to market the Funds' PFIC stock at the end of each taxable year with the result that unrealized gains are treated as though they were realized and are reported as ordinary income; any mark-to-market losses, as well as loss from an actual disposition of PFIC stock, are reported as ordinary loss to the extent of any net mark-to-market gains included in income in prior years.

Foreign Withholding Taxes

      Income received by a Fund from sources within foreign countries may be subject to withholding and other income or similar taxes imposed by such countries. If more than 50% of the value of a Fund's total assets at the close of its taxable year consists of securities of foreign corporations, that Fund will be eligible and may elect to "pass through" to the Fund's shareholders the amount of foreign income and similar taxes paid by that Fund. Pursuant to this election, a shareholder will be required to include in gross income (in addition to taxable dividends actually received) his pro rata share of the foreign taxes paid by a Fund, and will be entitled either to deduct (as an itemized deduction) his pro rata share of foreign income and similar taxes in computing his taxable income or to use it as a foreign tax credit against his U.S. federal income tax liability, subject to limitations. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions, but such a shareholder may be eligible to claim the foreign tax credit (see below). Each shareholder will be notified within 60 days after the close of the relevant Fund's taxable year whether the foreign taxes paid by the Fund will "pass through" for that year.

      Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder's U.S. tax attributable to his foreign source taxable income. For this purpose, if the pass-through election is made, the source of a Fund's income flows through to its shareholders. With respect to a Fund, gains from the sale of securities will be treated as derived from U.S. sources and certain currency fluctuation gains, including fluctuation gains from foreign currency denominated debt securities, receivables and payables, will be treated as ordinary income derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income (as defined for purposes of the foreign tax credit), including the foreign source passive income passed through by a Fund. Shareholders may be unable to claim a credit for the full amount of their proportionate share of the foreign taxes paid by a Fund. The foreign tax credit limitation rules do not apply to certain electing individual taxpayers who have limited creditable foreign taxes and no foreign source income other than passive investment-type income. The foreign tax credit is eliminated with respect to foreign taxes withheld on dividends if the dividend-paying shares or the shares of the Fund are held by the Fund or the shareholders, as the case may be, for less than 16 days (46 days in the case of preferred shares) during the 30-day period (90-day period for preferred shares) beginning 15 days (45 days for preferred shares) before the shares become ex-dividend. Foreign taxes may not be deducted in computing alternative minimum taxable income and the foreign tax credit can be used to offset only 90% of the alternative minimum tax (as computed under the Code for purposes of this limitation) imposed on corporations and individuals. If a Fund is not eligible to make the election to "pass through" to its shareholders its foreign taxes, the foreign income taxes it pays generally will reduce investment company taxable income and the distributions by a Fund will be treated as United States source income.

Options and Hedging Transactions

      The taxation of equity options (including options on narrow-based stock indices) and over-the-counter options on debt securities is governed by Code
Section 1234. Pursuant to Code Section 1234, with respect to a put or call option that is purchased by a Fund, if the option is sold, any resulting gain or loss will be a capital gain or loss, and will be short-term or long term, depending upon the holding period of the option. If the option expires, the resulting loss is a capital loss and is short-term or long-term, depending upon the holding period of the option. If the option is exercised, the cost of the option, in the case of a call option, is added to the basis of the purchased security and, in the case of a put option, reduces the amount realized on the underlying security in determining gain or loss.

      Certain options and financial contracts in which the Funds may invest are "section 1256 contracts." Gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses ("60/40"); however, foreign currency gains or losses (as discussed below) arising from certain section 1256 contracts may be treated as ordinary income or loss. Also, section 1256 contracts held by a Fund at the end of each taxable year (and on certain other dates as prescribed under the Code) are "marked-to-market" with the result that unrealized gains or losses are treated as though they were realized.

      Generally, the hedging transactions undertaken by a Fund may result in "straddles" for U.S. federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by a Fund. In addition, losses realized by a Fund on positions that are part of the straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences to a Fund of hedging transactions are not entirely clear. The hedging transactions may increase the amount of short-term capital gain realized by a Fund which is taxed as ordinary income when distributed to shareholders.

      A Fund may make one or more of the elections available under the Code which are applicable to straddles. If a Fund makes any of the elections, the amount, character, and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.

      Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders and which will be taxed to shareholders as ordinary income or long-term capital gain may be increased or decreased as compared to a fund that did not engage in such hedging transactions.

      Notwithstanding any of the foregoing, a Fund may recognize gain (but not loss) from a constructive sale of certain "appreciated financial positions" if the Fund enters into a short sale, notional principal contract, futures or forward contract transaction with respect to the appreciated position or substantially identical property. Appreciated financial positions subject to this constructive sale treatment are interests (including options, futures and forward contracts and short sales) in stock, partnership interests, certain actively traded trust instruments and certain debt instruments. Constructive sale treatment does not apply to certain transactions closed in the 90-day period ending with the 30th day after the close of the Fund's taxable year, if certain conditions are met.

      Requirements relating to each Fund's tax status as a regulated investment company may limit the extent to which a Fund will be able to engage in transactions in options and foreign currency forward contracts.

Short Sales Against the Box

      If a Fund sells short "against the box," unless certain constructive sale rules (discussed above) apply, it may realize a capital gain or loss upon the closing of the sale. Such gain or loss generally will be long- or short-term depending upon the length of time the Fund held the security which it sold short. In some circumstances, short sales may have the effect of reducing an otherwise applicable holding period of a security in the portfolio. The constructive sale rule, however, alters this treatment by treating certain short sales against the box and other transactions as a constructive sale of the underlying security held by the Fund, thereby requiring current recognition of gain, as described more fully under "Options and Hedging Transactions" above. Similarly, if a Fund enters into a short sale of property that becomes substantially worthless, the Fund will recognize gain at that time as though it had closed the short sale. Future Treasury regulations may apply similar treatment to other transactions with respect to property that becomes substantially worthless.

Other Investment Companies

      It is possible that by investing in other investment companies, a Fund may not be able to meet the calendar year distribution requirement and may be subject to federal income and excise tax. The diversification and distribution requirements applicable to each Fund may limit the extent to which each Fund will be able to invest in other investment companies.

Sale or Other Disposition of Shares

      Upon the sale or exchange of his shares, a shareholder will realize a taxable gain or loss depending upon his basis in the shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands, which generally may be eligible for reduced Federal tax rates, depending on the shareholder's holding period for the shares. Any loss realized on a sale or exchange will be disallowed to the extent that the shares disposed of are replaced (including replacement through the reinvesting of dividends and capital gain distributions in a Fund) within a period of 61 days beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on the sale of a Fund's shares held by the shareholder for six months or less will be treated for federal income tax purposes as a long-term capital loss to the extent of any distributions of capital gain dividends received by the shareholder with respect to such shares.

      In some cases, shareholders will not be permitted to take sales charges into account for purposes of determining the amount of gain or loss realized on the disposition of their shares. This prohibition generally applies where (1) the shareholder incurs a sales charge in acquiring the stock of a regulated investment company, (2) the stock is disposed of before the 91st day after the date on which it was acquired, and (3) the shareholder subsequently acquires shares of the same or another regulated investment company and the otherwise applicable sales charge is reduced or eliminated under a "reinvestment right" received upon the initial purchase of shares of stock. In that case, the gain or loss recognized will be determined by excluding from the tax basis of the shares exchanged all or a portion of the sales charge incurred in acquiring those shares. This exclusion applies to the extent that the otherwise applicable sales charge with respect to the newly acquired shares is reduced as a result of having incurred a sales charge initially. Sales charges affected by this rule are treated as if they were incurred with respect to the stock acquired under the reinvestment right. This provision may be applied to successive acquisitions of stock.

Backup Withholding

      Each Fund generally will be required to withhold federal income tax at a rate equal to the fourth lowest tax rate applicable to unmarried individuals (30% for 2002 and 2003) ("backup withholding") from dividends paid, capital gain distributions, and redemption proceeds to shareholders if (1) the shareholder fails to furnish a Fund with the shareholder's correct taxpayer identification number or social security number and to make such certifications as a Fund may require, (2) the IRS notifies the shareholder or a Fund that the shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (3) when required to do so, the shareholder fails to certify that he is not subject to backup withholding. Any amounts withheld may be credited against the shareholder's federal income tax liability.

Foreign Shareholders

      Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder"), depends on whether the income from the Fund is "effectively connected" with a U.S. trade or business carried on by such shareholder. If the income from the Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, ordinary income dividends (including distributions of any net short term capital gains) will be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) upon the gross amount of the dividend. Such a foreign shareholder would generally be exempt from U.S. federal income tax on gains realized on the sale of shares of the Fund, and distributions of net long term capital gains that are designated as capital gain dividends. If the income from the Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends and any gains realized upon the sale of shares of the Fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations.

      The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund, including the applicability of foreign taxes.

Other Taxes

      Distributions also may be subject to state, local and foreign taxes. U.S. tax rules applicable to foreign investors may differ significantly from those outlined above. This discussion does not purport to deal with all of the tax consequences applicable to shareholders. Shareholders are advised to consult their own tax advisers for details with respect to the particular tax consequences to them of an investment in a Fund.

                         CALCULATION OF PERFORMANCE DATA

      Each Fund may, from time to time, include "total return" in advertisements or reports to shareholders or prospective investors. Quotations of average annual total return will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in a Fund over periods of 1, 5 and 10 years (up to the life of the Fund), calculated pursuant to the following formula which is prescribed by the SEC:

                                 P(1 + T)n = ERV

Where:
      P = a hypothetical initial payment of $1,000, T = the average annual total return,
      n = the number of years, and
    ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period.

      All total return figures assume that all dividends are reinvested when paid.

      From time to time, a Fund may advertise its average annual total return over various periods of time. These total return figures show the average percentage change in value of an investment in the Fund from the beginning date of the measuring period. These figures reflect changes in the price of the Fund's shares and assume that any income dividends and/or capital gains distributions made by the Fund during the period were reinvested in shares of the Fund. Figures will be given for one, five and ten year periods (if applicable) and may be given for other periods as well (such as from commencement of the Fund's operations, or on a year-by-year basis).

Average Annual Total Return (After Taxes On Distributions) Quotation

      Each Fund may, from time to time, include "total return after taxes on distributions" in advertisements or reports to shareholders or prospective investors. Quotations of average annual total return after taxes on distributions will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in a Fund over periods of 1, 5 and 10 years (up to the life of the Fund), calculated pursuant to the following formula which is prescribed by the SEC:

                                P(1 + T)n = ATVD

Where:
      P = a hypothetical initial payment of $1,000,
      T = the average annual total return (after taxes on distributions),
      n   = the number of years, and
     ATVD = ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods (or fractional portion), after taxes on fund distributions but not after taxes on redemptions.

      All total return figures assume that all dividends are reinvested when paid. Taxes are calculated using the highest individual marginal federal income tax rates in effect on the reinvestment date. The rates used correspond to the character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gain distributions, and long-term capital gain rate for long-term capital gain distributions). The calculations do not consider any potential tax liabilities other than federal tax liability.

      From time to time, a Fund may advertise its average annual total return over various periods of time. These total return figures show the average percentage change in value of an investment in the Fund from the beginning date of the measuring period. These figures reflect changes in the price of the Fund's shares and assume that any income dividends and/or capital gains distributions made by the Fund during the period were reinvested in shares of the Fund. Figures will be given for one, five and ten year periods (if applicable) and may be given for other periods as well (such as from commencement of the Fund's operations, or on a year-by-year basis).

Average Annual Total Return (After Taxes on Distributions and Redemption) Quotation

      Each Fund may, from time to time, include "total return after taxes on distributions and redemption" in advertisements or reports to shareholders or prospective investors. Quotations of average annual total return after taxes on distributions and redemption will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in a Fund over periods of 1, 5 and 10 years (up to the life of the Fund), calculated pursuant to the following formula which is prescribed by the SEC:

                                P(1 + T)n = ATVDR

Where:
      P = a hypothetical initial payment of $1,000,
      T = the average annual total return (after taxes on distributions),
      n   = the number of years, and
    ATVDR = ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods (or fractional portion), after taxes on fund distributions and redemption.

      All total return figures assume that all dividends are reinvested when paid. Taxes are calculated using the highest individual marginal federal income tax rates in effect on the reinvestment date. The rates used correspond to the character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gain distributions, and long-term capital gain rate for long-term capital gain distributions). The ending value is determined by subtracting capital gain taxes resulting from the redemption and adding the tax benefit from capital losses resulting from the redemption. The calculations do not consider any potential tax liabilities other than federal tax liability.

      From time to time, a Fund may advertise its average annual total return over various periods of time. These total return figures show the average percentage change in value of an investment in the Fund from the beginning date of the measuring period. These figures reflect changes in the price of the Fund's shares and assume that any income dividends and/or capital gains distributions made by the Fund during the period were reinvested in shares of the Fund. Figures will be given for one, five and ten year periods (if applicable) and may be given for other periods as well (such as from commencement of the Fund's operations, or on a year-by-year basis).

      Current yield for the Money Market Funds will be based on the change in the value of a hypothetical investment (exclusive of capital charges) over a particular seven-day period, less a pro rata share of Fund expenses accrued over that period (the "base period"), and stated as a percentage of the investment at the start of the base period (the "base period return"). The base period return is then annualized by multiplying by 365/7, with the resulting yield figure carried to at least the nearest hundredth of one percent. "Effective yield" for the Money Market Funds assumes that all dividends received during an annual period have been reinvested. Calculation of "effective yield" begins with the same "base period return" used in the calculation of yield, which is then annualized to reflect weekly compounding pursuant to the following formula:

             Effective Yield = [(Base Period Return + 1)(365/7)] - 1

      The current and effective seven-day average yields for the Money Market Funds for the period ended September 30, 2001 were as follows:

-----------------------------------------------------------------------------------
Fund                      Current Seven-Day Yield         Effective Seven-Day Yield
----                      -----------------------         -------------------------

Money Market Fund         Class A:          2.01%         Class A:          2.03%

                          Class B:          1.27%         Class B:          1.28%

                          Class C:          1.27%         Class C:         1.28%


Classic Money             Class A:          2.93%         Class A:          2.97%
Market Fund
                          Class B:          2.29%         Class B:          2.32%

                          Class C:          2.29%         Class C:          2.32%

                          Class I:          3.39%         Class I:          3.44%


Lexington Money Market    Class A:          2.22%         Class A:          2.25%
Trust


      Quotations of yield for the other Funds will be based on all investment income per share earned during a particular 30-day period (including dividends and interest), less expenses accrued during the period ("net investment income") and are computed by dividing net investment income by the maximum offering price per share on the last day of the period, according to the following formula:


                                        a-b
                             Yield = 2[(---- + 1)6 - 1]
                                        c-d

where

   a =   dividends and interest earned during the period,
   b =   expenses accrued for the period (net of reimbursements),
   c = the average daily number of shares outstanding during the period that were entitled to receive dividends, and
   d =   the maximum offering price per share on the last day of the period.

      Under this formula, interest earned on debt obligations for purposes of "a" above, is calculated by (1) computing the yield to maturity of each obligation held by the Fund based on the market value of the obligation (including actual accrued interest) at the close of business on the last day of each month, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest), (2) dividing that figure by 360 and multiplying the quotient by the market value of the obligation (including actual accrued interest as referred to above) to determine the interest income on the obligation for each day of the subsequent month that the obligation is in the Fund's portfolio (assuming a month of 30 days) and (3) computing the total of the interest earned on all debt obligations and all dividends accrued on all equity securities during the 30-day or one month period. In computing dividends accrued, dividend income is recognized by accruing 1/360 of the stated dividend rate of a security each day that the security is in the Fund's portfolio. For purposes of "b" above, Rule 12b-1 Plan expenses are included among the expenses accrued for the period. Any amounts representing sales charges will not be included among these expenses; however, the Fund will disclose the maximum sales charge as well as any amount or specific rate of any nonrecurring account charges. Undeclared earned income, computed in accordance with generally accepted accounting principles, may be subtracted from the maximum offering price calculation required pursuant to "d" above.

      A Fund may also from time to time advertise its yield based on a 30-day or 90-day period ended on a date other than the most recent balance sheet included in the Fund's Registration Statement, computed in accordance with the yield formula described above, as adjusted to conform with the differing period for which the yield computation is based. Any quotation of performance stated in terms of yield (whether based on a 30-day or 90-day period) will be given no greater prominence than the information prescribed under SEC rules. In addition, all advertisements containing performance data of any kind will include a legend disclosing that such performance data represents past performance and that the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

      A Fund may also publish a distribution rate in sales literature and in investor communications preceded or accompanied by a copy of the current Prospectus. The current distribution rate for a Fund is the annualization of the Fund's distribution per share divided by the maximum offering price per share of a Fund at the respective month-end. The current distribution rate may differ from current yield because the distribution rate may contain items of capital gain and other items of income, while yield reflects only earned net investment income. In each case, the yield, distribution rates and total return figures will reflect all recurring charges against Fund income and will assume the payment of the maximum sales load, including any applicable contingent deferred sales charge.

Additional Performance Quotations

      Advertisements of total return will always show a calculation that includes the effect of the maximum sales charge but may also show total return without giving effect to that charge. Because these additional quotations will not reflect the maximum sales charge payable, these performance quotations will be higher than the performance quotations that reflect the maximum sales charge.

      Total returns and yields are based on past results and are not necessarily a prediction of future performance.

                             PERFORMANCE COMPARISONS

      In reports or other communications to shareholders or in advertising material, a Fund may compare the performance of its Class A, Class B, Class C, Class I, Class M, Class Q, and Class T Shares with that of other mutual funds as listed in the rankings prepared by Lipper Analytical Services, Inc., Morningstar, Inc., CDA Technologies, Inc., Value Line, Inc. or similar independent services that monitor the performance of mutual funds or with other appropriate indexes of investment securities. In addition, certain indexes may be used to illustrate historic performance of select asset classes. The performance information may also include evaluations of the Funds published by nationally recognized ranking services and by financial publications that are nationally recognized, such as Business Week, Forbes, Fortune, Institutional Investor, Money and The Wall Street Journal. If a Fund compares its performance to other funds or to relevant indexes, the Fund's performance will be stated in the same terms in which such comparative data and indexes are stated, which is normally total return rather than yield. For these purposes the performance of the Fund, as well as the performance of such investment companies or indexes, may not reflect sales charges, which, if reflected, would reduce performance results.

      The average annual total returns, including sales charges, for each class of shares of each Fund for the one-, five-, and ten-year periods ended September 30, 2001, if applicable, and for classes that have not been in operation for ten years, the average annual total return from for the period from commencement of operations to September 30, 2001, is as follows:

------------------------------------------------------------------------------------------
                                                                  Since          Inception
                               1 Year    5 Year      10 Year      Inception      Date
                               ------    ------      -------      ---------      ---------

High Yield Fund
---------------
    Class A                   -20.66%     -3.76%      4.46%          N/A         7/01/74

   Class A Return After       -24.64%     -7.69%      0.57%          N/A
    Taxes on Distributions

   Class A Return After
    Taxes on Distributions    -12.37%     -4.42%      1.96%          N/A
    and Sale of Fund Shares

    Class B                   -21.22%     -3.84%       N/A          -0.48%       7/17/95

    Class C                   -18.12%      N/A         N/A         -12.44%       5/27/99

    Class M                   -19.87%     -4.01%       N/A          -0.75%       7/17/95

    Class Q                   -16.97%      N/A         N/A         -12.08%       6/17/99


High Yield Opportunity Fund
---------------------------
Class A                       -21.27%      N/A         N/A          -5.79%       3/27/98

   Class A Return After       -25.20%      N/A         N/A          -9.81%
    Taxes on Distributions

   Class A Return After
    Taxes on Distributions    -12.76%      N/A         N/A          -6.17%
    and Sale of Fund Shares

Class B                       -21.50%      N/A         N/A          -5.62%       3/27/98

Class C                       -18.58%      N/A         N/A          -5.05%       3/27/98

Class M                         N/A        N/A         N/A           N/A           N/A

Class Q                       -17.15%      N/A         N/A          -4.34%       3/27/98

Class T                       -20.54%      N/A         N/A         -16.12%       3/31/00


Strategic Income Fund
---------------------
Class A                        -1.29%      N/A         N/A          1.12%        7/27/98

   Class A Return After        -3.81%      N/A         N/A          -1.58%
    Taxes on Distributions

   Class A Return After
    Taxes on Distributions     -0.82%      N/A         N/A          -0.45%
    and Sale of Fund Shares

Class B                        -1.45%      N/A         N/A          1.55%        7/27/98

Class C                        2.52%       N/A         N/A          2.36%        7/27/98

Class Q                        4.05%       N/A         N/A          2.93%        7/27/98


Money Market Fund(1)
--------------------
Class A                        4.27%       N/A         N/A          4.56%       11/24/99

   Class A Return After         N/A        N/A         N/A           N/A
    Taxes on Distributions

   Class A Return After
    Taxes on Distributions      N/A        N/A         N/A           N/A
    and Sale of Fund Shares

Class B                        -1.50%      N/A         N/A          2.39%        7/12/99

Class C                        2.45%       N/A         N/A          3.68%        7/16/99


Intermediate Bond Fund
----------------------
Class A                        13.13%      N/A         N/A          6.63%       12/15/98

   Class A Return After        10.49%      N/A         N/A          4.14%
    Taxes on Distributions

   Class A Return After
    Taxes on Distributions     7.87%       N/A         N/A          3.98%
    and Sale of Fund Shares

Class B                        12.81%      N/A         N/A          6.73%       12/15/98

Class C                        16.77%      N/A         N/A          7.67%       12/15/98


High Yield Bond Fund
--------------------
Class A                        -7.59%      N/A         N/A          0.68%       12/15/98

   Class A Return After       -11.05%      N/A         N/A          -2.79%
    Taxes on Distributions

   Class A Return After
    Taxes on Distributions     -4.53%      N/A         N/A          -1.09%
    and Sale of Fund Shares

Class B                        -8.14%      N/A         N/A          0.56%       12/15/98

Class C                        -4.74%      N/A         N/A          1.43%       12/15/98


National Tax-Exempt Bond Fund
-----------------------------
Class A                        4.08%       N/A         N/A          4.80%        11/8/99

   Class A Return After        2.39%       N/A         N/A          2.94%
    Taxes on Distributions

   Class A Return After
    Taxes on Distributions     2.45%       N/A         N/A          2.89%
    and Sale of Fund Shares

Class B                        3.53%       N/A         N/A          4.66%       11/8/99

Class C                        7.43%       N/A         N/A          6.70%       11/8/99


Classic Money Market Fund(1)
----------------------------
Class A                        4.80%       N/A         N/A          4.99%       12/15/98

   Class A Return After         N/A        N/A         N/A           N/A
    Taxes on Distributions

   Class A Return After
    Taxes on Distributions      N/A        N/A         N/A           N/A
    and Sale of Fund Shares

Class B                        -0.83%      N/A         N/A          3.30%       12/15/98

Class C                        3.14%       N/A         N/A          4.30%       12/15/98

Class I                        5.26%       N/A         N/A          5.67%       10/13/99


GNMA Income Fund
----------------
Class A                        7.82%      7.12%       7.01%          N/A        8/17/73

   Class A Return After        5.44%      4.64%       4.38%          N/A
    Taxes on Distributions

   Class A Return After
    Taxes on Distributions     4.66%      4.43%       4.29%          N/A
    and Sale of Fund Shares

Class B                         N/A        N/A         N/A          7.64%       10/06/00

Class C                         N/A        N/A         N/A         11.08%       10/13/00

Class M                         N/A        N/A         N/A          3.31%       2/26/01

Class T                         N/A        N/A         N/A          2.65%       2/26/01


Lexington Money Market
Trust(1)
----------------------
Class A                        4.31%      4.63%       4.14%         7.02%       1/2/79

   Class A Return After         N/A        N/A         N/A           N/A
    Taxes on Distributions

   Class A Return After         N/A        N/A         N/A           N/A
    Taxes on Distributions
    and Sale of Fund Shares

-------------------
(1) Shares of the Money Market Funds are sold without a sales load.



      Reports and promotional literature may also contain the following information: (i) a description of the gross national or domestic product and populations, including but not limited to age characteristics, of various countries and regions in which a Fund may invest, as compiled by various organizations, and projections of such information; (ii) the performance of worldwide equity and debt markets; (iii) the capitalization of U.S. and foreign stock markets prepared or published by the International Finance Corporation, Morgan Stanley Capital International or a similar financial organization; (iv) the geographic distribution of a Fund's portfolio; (v) the major industries located in various jurisdictions; (vi) the number of shareholders in the Funds or other ING Funds and the dollar amount of the assets under management; (vii) descriptions of investing methods such as dollar-cost averaging, best day/worst day scenarios, etc.; (viii) comparisons of the average price to earnings ratio, price to book ratio, price to cash flow and relative currency valuations of the Funds and individual stocks in a Fund's portfolio, appropriate indices and descriptions of such comparisons; (ix) quotes from the Sub-Adviser of a Fund or other industry specialists; (x) lists or statistics of certain of a Fund's holdings including, but not limited to, portfolio composition, sector weightings, portfolio turnover rate, number of holdings, average market capitalization, and modern portfolio theory statistics; (xi) NASDAQ symbols for each class of shares of each Fund; and descriptions of the benefits of working with investment professionals in selecting investments.

      In addition, reports and promotional literature may contain information concerning the Investment Adviser, the Sub-Advisers, ING Capital Corporation, LLC ("ING Capital"), ING Funds, Services or affiliates of the Companies, the Investment Adviser, the Sub-Advisers, ING Capital or ING Funds Services including: (i) performance rankings of other funds managed by the Investment Adviser or a Sub-Adviser, or the individuals employed by the Investment Adviser or a Sub-Adviser who exercise responsibility for the day-to-day management of a Fund, including rankings of mutual funds published by Lipper Analytical Services, Inc., Morningstar, Inc., CDA Technologies, Inc., or other rating services, companies, publications or other persons who rank mutual funds or other investment products on overall performance or other criteria; (ii) lists of clients, the number of clients, or assets under management; (iii) information regarding the acquisition of ING Funds by ING Capital; (iv) the past performance of ING Capital and ING Funds Services; (v) the past performance of other funds managed by the Investment Adviser; and (vi) information regarding rights offerings conducted by closed-end funds managed by the Investment Adviser.

                               GENERAL INFORMATION

      The authorized capital stock of Investment Funds consists of 500,000,000 shares of $.10 par value each, of which 200,000,000 are classified as shares of High Yield Fund, and 100,000,000 are not classified. The authorized capital of ING GNMA Income Fund, Inc. consists of 1,000,000,000 shares of $.01 par value each. The authorized capital of Lexington Money Market Trust is an unlimited number of shares of beneficial interest. The authorized capital of Mutual Funds is an unlimited number of shares of beneficial interest. The authorized capital of the Funds Trust consists solely of an unlimited number of shares of beneficial interest with a par value of $0.001 each. Holders of shares of each Fund have one vote for each share held. All shares when issued are fully paid, non-assessable, and redeemable. Shares have no preemptive rights. All shares have equal voting, dividend and liquidation rights. Shares have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Directors/Trustees can elect 100% of the Directors/Trustees if they choose to do so, and in such event the holders of the remaining shares voting for the election of Directors/Trustees will not be able to elect any person or persons to the Board of Directors/Trustees. Generally, there will not be annual meetings of shareholders. There will normally be no meetings of shareholders for the purpose of electing Directors/Trustees unless and until such time as less than a majority of the Directors/Trustees holding office have been elected by shareholders, at which time the Directors/Trustees then in office will call a shareholders' meeting for the election of Directors/Trustees. Shareholders may, in accordance with a Fund's charter, cause a meeting, of shareholders to be held for the purpose of voting on the removal of Directors/Trustees. Meetings of the shareholders will be called upon written request of shareholders holding in the aggregate not less than 10% of the outstanding shares of the affected Fund or class having voting rights. Except as set forth above and subject to the 1940 Act, the Directors/Trustees will continue to hold office and appoint successor Directors/Trustees.

      The Board of Directors/Trustees may classify or reclassify any unissued shares into shares of any series by setting or changing in any one or more respects, from time to time, prior to the issuance of such shares, the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or qualifications of such shares. Any such classification or reclassification will comply with the provisions of the 1940 Act. The Board of Directors/Trustees may create additional series (or classes of series) of shares without shareholder approval. Any series or class of shares may be terminated by a vote of the shareholders of such series or class entitled to vote or by the Directors/Trustees of the Company by written notice to shareholders of such series or class. Shareholders may remove Directors/Trustees from office by votes cast at a meeting of shareholders or by written consent.

Custodian

      The cash and securities owned by the Funds (except GNMA Income Fund and Lexington Money Market Trust) are held by State Street, 801 Pennsylvania, Kansas City, Missouri 64105, as Custodian, which takes no part in the decisions relating to the purchase or sale of a Fund's portfolio securities.

      The cash and securities owned by GNMA Income Fund and Lexington Money Market Trust are held by State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02181, as Custodian, which takes no part in the decisions relating to the purchase or sale of a Fund's portfolio securities.

Legal Counsel

      Legal matters for each Company are passed upon by Dechert, 1775 Eye Street, N.W., Washington, D.C. 20006.

Independent Accountants

      Prior to December 31, 2000, a different firm served as auditor for several of the Registrants. PricewaterhouseCoopers LLP will serve as independent accountants for fiscal year 2002.

Other Information

      Each Company is registered with the SEC as an open-end management investment company. Such registration does not involve supervision of the management or policies of the Company by any governmental agency. The Prospectus and this Statement of Additional Information omit certain of the information contained in each Company's Registration Statement filed with the SEC and copies of this information may be obtained from the SEC upon payment of the prescribed fee or examined at the SEC in Washington, D.C. without charge.

      Investors in the Funds will be kept informed of their progress through semi-annual reports showing portfolio composition, statistical data and any other significant data, including financial statement audited by independent certified public accountants.

Reports to Shareholders

      The fiscal year of the Funds ends on March 31 of each year. Each Fund will send financial statements to its shareholders at least semiannually. An annual report containing financial statements audited by the independent accountants will be sent to shareholders each year.

Declaration of Trust

      Lexington Money Market Trust is organized as a Massachusetts business trust. The Declaration of Trust of the Fund provides that obligations of the Fund are not binding upon its Trustees, officers, employees and agents individually and that the Trustees, officers, employees and agents will not be liable to the trust or its investors for any action or failure to act, but nothing in the Declaration of Trust protects a Trustee, officer, employee or agent against any liability to the trust or its investors to which the Trustee, officer, employee or agent would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of his or her duties. The Declaration of Trust also provides that the debts, liabilities, obligations and expenses incurred, contracted for or existing with respect to a designated Fund shall be enforceable against the assets and property of such Fund only, and not against the assets or property of any other Fund or the investors therein.

                              FINANCIAL STATEMENTS

      The financial statements from the Funds' Annual Reports, dated March 31, 2001, are incorporated herein by reference. Copies of the Funds' Annual and Semi-Annual Reports may be obtained without charge by contacting ING Funds at 7337 E. Doubletree Ranch Road, Scottsdale, Arizona 85258, (800) 992-0180.

                       STATEMENT OF ADDITIONAL INFORMATION
                         7337 East Doubletree Ranch Road
                         Scottsdale, Arizona 85258-2034
                                 (800) 992-0180

                                  March 1, 2002
                       (as supplemented on April 11, 2002)

                            ING ADVISORY FUNDS, INC.
                          ING Asia-Pacific Equity Fund


                                 ING FUNDS TRUST
                            ING European Equity Fund
                         ING Global Communications Fund
                           ING Global Real Estate Fund
                           ING Global Technology Fund


                          ING INTERNATIONAL FUND, INC.
                             ING International Fund


                               ING MAYFLOWER TRUST
                          ING International Value Fund


                                ING MUTUAL FUNDS
                           ING Emerging Countries Fund
                       ING International Core Growth Fund
                     ING International SmallCap Growth Fund
                            ING Worldwide Growth Fund


                         ING PRECIOUS METALS FUND, INC.
                            ING Precious Metals Fund


                              ING RUSSIA FUND, INC.
                                 ING Russia Fund


This Statement of Additional Information ("SAI") relates to the series listed above (each a "Fund" and collectively the "ING Funds") of each investment company listed above (each a "Company"). A Prospectus or Prospectuses (the "Prospectus") for the ING Funds which provide the basic information you should know before investing in the ING Funds, may be obtained without charge from the ING Funds or the ING Funds' principal underwriter, ING Funds Distributor, Inc. at the address listed above. This SAI is not a prospectus and it should be read in conjunction with the Prospectuses, dated March 1, 2002, which have been filed with the U.S. Securities and Exchange Commission ("SEC"). In addition, the financial statements from the ING Funds' Annual Reports dated October 31, 2001 are incorporated herein by reference. Copies of the ING Funds' Prospectus and Annual or Semi-Annual Reports may be obtained without charge by contacting the ING Funds at the address and phone number written above.

                                TABLE OF CONTENTS



HISTORY OF THE ING FUNDS.....................................................2

MANAGEMENT OF THE ING FUNDS..................................................5

INVESTMENT ADVISER FEES.....................................................23

EXPENSE LIMITATION AGREEMENTS...............................................30

RULE 12b-1 PLANS............................................................34

CODE OF ETHICS..............................................................38

SUPPLEMENTAL DESCRIPTION OF INVESTMENTS.....................................39

INVESTMENT RESTRICTIONS.....................................................89

PORTFOLIO TRANSACTIONS.....................................................102

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION.............................106

DETERMINATION OF SHARE PRICE...............................................113

SHAREHOLDER INFORMATION....................................................115

SHAREHOLDER SERVICES AND PRIVILEGES........................................115

DISTRIBUTIONS..............................................................118

TAX CONSIDERATIONS.........................................................118

CALCULATION OF PERFORMANCE DATA............................................126

PERFORMANCE COMPARISONS....................................................129

GENERAL INFORMATION........................................................133

FINANCIAL STATEMENTS.......................................................135

                            HISTORY OF THE ING FUNDS

ING Advisory Funds, Inc.

      ING Advisory Funds, Inc. ("Advisory Funds") is a Maryland corporation registered as an open-end management investment company. Advisory Funds was organized in April 1985. Advisory Funds currently consists of one separately managed, diversified series, ING Asia-Pacific Equity Fund ("Asia-Pacific Equity Fund"). On November 16, 1998, the name of Pilgrim Advisory Funds, Inc. was changed from "Pilgrim America Masters Series, Inc.," and the name of Asia-Pacific Equity Fund was changed from "Pilgrim America Masters Asia-Pacific Equity Fund" to "Pilgrim Asia-Pacific Equity Fund." On March 1, 2002, the name of Advisory Funds was changed from "Pilgrim Advisory Funds, Inc." to "ING Advisory Funds, Inc." and the name of Asia-Pacific Equity Fund was changed from "Pilgrim Asia-Pacific Equity Fund" to "ING Asia-Pacific Equity Fund."

ING Funds Trust

      ING Funds Trust (the "Funds Trust") is a Delaware business trust registered as an open-end, management investment company. Funds Trust was organized on July 30, 1998. Funds Trust consists of eleven separately managed series (nine diversified series and two non-diversified series), each with its own investment objective and policy, four of which, are discussed in this SAI. Three of the series of Funds Trust discussed in this SAI (ING Global Technology, ING Global Communications and ING European Equity Funds) are diversified. ING Global Real Estate Fund is non-diversified. On February 28, 2001, the name of Funds Trust was changed from "ING Funds Trust" to "Pilgrim Funds Trust." The names of each of the following Funds were changed as follows:

Old Name                                    New Name
--------                                    --------
ING Global Information Technology Fund      Pilgrim Global Information
                                                 Technology Fund
ING Global Communications Fund              Pilgrim Global Communications Fund
ING European Equity Fund                    Pilgrim European Equity Fund
ING Global Real Estate Fund                 Pilgrim Global Real Estate Fund

      On March 1, 2002, the name of Funds Trust was changed from "Pilgrim Funds Trust" to "ING Funds Trust" and the names of each of the following funds were changed as follows:

Old Name                                    New Name
--------                                    --------
Pilgrim Global Information Technology Fund  ING Global Technology Fund
Pilgrim Global Communications Fund          ING Global Communications Fund
Pilgrim European Equity Fund                ING European Equity Fund
Pilgrim Global Real Estate Fund             ING Global Real Estate Fund

ING International Fund, Inc.

      ING International Fund, Inc. ("International Fund") is a corporation organized under the laws of the State of Maryland on November 23, 1993 under the name of Lexington International Fund, Inc. The Fund is an open-end, management investment company, consisting of one diversified series, ING International Fund. The name of the Fund was changed on July 26, 2000 from "Lexington International Fund, Inc." to "Pilgrim International Fund, Inc." On March 1, 2002, the name of International Fund was changed from "Pilgrim International Fund, Inc." to "ING International Fund, Inc." and the name of its sole series was changed to "ING International Fund" from "Pilgrim International Fund."

ING Mayflower Trust

      ING Mayflower Trust ("Mayflower Trust") is a Massachusetts business trust registered as an open-end, management investment company. Mayflower Trust currently consists of three separately managed, diversified series, one of which, ING International Value Fund ("International Value Fund"), is discussed in this SAI. Mayflower Trust was organized in 1993. International Value Fund commenced operations on March 6, 1995 as the Brandes International Fund, a series of Brandes Investment Trust. It was reorganized on April 21, 1997 as the International Value Fund, a series of Mayflower Trust.

      On November 1, 1999, the name of Mayflower Trust was changed from "Northstar Trust" (formerly Northstar Advantage Trust) to "Pilgrim Mayflower Trust." On the same date, the name of "Northstar International Value Fund" was changed to "Pilgrim International Value Fund." On March 1, 2002, the name of Mayflower Trust changed from "Pilgrim Mayflower Trust" to "ING Mayflower Trust" and the name of International Value Fund was changed from "Pilgrim International Value Fund" to "ING International Value Fund."

ING Mutual Funds

      ING Mutual Funds ("Mutual Funds") is a Delaware business trust registered as an open-end, management investment company ("Mutual Funds"). Mutual Funds was organized in 1992. Mutual Funds currently consists of 12 separately managed, diversified series, four of which are discussed in this SAI. Prior to a reorganization of Mutual Funds, which became effective on July 24, 1998 (the "Reorganization"), Mutual Funds offered shares in a number of separate diversified portfolios, each of which invested all of its assets in a corresponding master fund of Nicholas-Applegate Investment Trust (the "Master Trust"). The Reorganization eliminated this two-tiered "master-feeder" structure.

      On March 15, 1999, the name of Mutual Funds was changed from "Nicholas-Applegate Mutual Funds," and the name of each Fund was changed as follows:

Old Name                                       New Name
--------                                       --------
Nicholas-Applegate International Core Growth   Pilgrim International Core Growth
Fund                                           Fund
Nicholas-Applegate Worldwide Growth Fund       Pilgrim Worldwide Growth Fund
Nicholas-Applegate International Small Cap     Pilgrim International Small Cap
Growth Fund                                    Growth Fund
Nicholas-Applegate Emerging Countries Fund     Pilgrim Emerging Countries Fund


      On May 24, 1999, the name of the International SmallCap Growth Fund was changed from "Pilgrim International Small Cap Growth Fund" to "Pilgrim International SmallCap Growth Fund."

      On March 1, 2002, the name of Mutual Funds was changed from "Pilgrim Mutual Funds" to "ING Mutual Funds" and the name of each Fund was changed as follows:

Old Name                                      New Name
--------                                      --------
Pilgrim International Core Growth Fund        ING International Core Growth Fund
Pilgrim Worldwide Growth Fund                 ING Worldwide Growth Fund
Pilgrim International SmallCap Growth Fund    ING International SmallCap Growth
Pilgrim Emerging Countries Fund                    Fund
                                              ING Emerging Countries Fund


ING Precious Metals Fund, Inc.

      ING Precious Metals Fund, Inc. ("Precious Metals Fund") is a corporation formed under the laws of the State of Maryland on May 11, 1988 under the name of "Lexington Goldfund, Inc." The Fund was originally organized as a Delaware corporation on December 3, 1975. The Fund is an open-end management investment company with one separately managed non-diversified series, ING Precious Metals Fund. The name of the Precious Metals Fund was changed on July 26, 2000 from "Lexington Goldfund, Inc." to "Pilgrim Gold Fund, Inc." The Fund's name was changed on March 1, 2001 to "Pilgrim Precious Metals Fund, Inc." On March 1, 2002, the name of Precious Metals Fund was changed from "Pilgrim Precious Metals Fund, Inc." to "ING Precious Metals Fund, Inc." and the name of the Fund's sole series was changed from "Pilgrim Precious Metals Fund" to "ING Precious Metals Fund."

ING Russia Fund, Inc.

      ING Russia Fund, Inc. ("Russia Fund") is a corporation organized under the laws of the State of Maryland on November 20, 1995. The Fund is an open-end management investment company, with one separately managed non-diversified series, ING Russia Fund. The name of the Fund was changed on April 2, 1996 from "Lexington Russia Fund, Inc." to "Lexington Troika Dialog Russia Fund, Inc.," and on July 26, 2000, to "Pilgrim Troika Dialog Russia Fund, Inc." The name of "Pilgrim Troika Dialog Russia Fund, Inc." was changed on March 1, 2001 to "Pilgrim Russia Fund, Inc." On March 1, 2002, the name of Russia Fund was changed from "Pilgrim Russia Fund, Inc." to "ING Russia Fund, Inc." and the name of the Fund's sole series was changed from "Pilgrim Russia Fund" to "ING Russia Fund."

                           MANAGEMENT OF THE ING FUNDS

Management of the ING Funds

      Set forth in the table below is information about each Director/Trustee of the ING Funds.


-------------------------------------------------------------------------------------------------------------------------
                                  Term of                                      Number of
                      Position(s) Office and                                   Portfolios in
                      held with   Length of   Principal Occupation(s) during   Fund Complex     Other Directorships held
Name, Address and Age Fund        Time             the Past 5 Years            overseen by      by Director/Trustee
                                  Served1                                      Director/Trustee
-------------------------------------------------------------------------------------------------------------------------
Independent
Directors/Trustees
-------------------------------------------------------------------------------------------------------------------------

Paul S. Doherty        Director/   10-29-99  Retired.  Mr. Doherty was          106      Mr. Doherty is a
7337 E. Doubletree     Trustee     to        formerly President and                      Trustee of the GCG
Ranch Rd.                          Present   Partner, Doherty, Wallace,                  Trust (February
Scottsdale, Arizona                          Pillsbury and Murphy, P.C.,                 2002 to present).
85258                                        Attorneys (1996 to 2001); a
Age:  67                                     Director of Tambrands, Inc.
                                             (1993 to 1998); and a Trustee
                                             of each of the funds managed
                                             by Northstar Investment
                                             Management Corporation
                                             (1993-1999).
-------------------------------------------------------------------------------------------------------------------------
J. Michael Earley     Director/   2-22-02 to  President and Chief Executive         106         Mr. Earley is a Trustee
7337 E. Doubletree    Trustee     Present     Officer of Bankers Trust                          of the GCG Trust (1997 to
Ranch Rd.                                     Company, N.A. (1992 to present).                  present).
Scottsdale, Arizona
85258
Age:  56
-------------------------------------------------------------------------------------------------------------------------

R. Barbara Gitenstein  Director/  2-22-02 to  President of the College of New       106         Dr. Gitenstein is a
7337 E. Doubletree     Trustee    Present     Jersey (1999 to present);                         Trustee of the GCG Trust
Ranch Rd.                                     Executive Vice President and                      (1997 to present).
Scottsdale, Arizona                           Provost at Drake University
85258                                         (1992 to 1998).
Age:  53
-------------------------------------------------------------------------------------------------------------------------

Walter H. May         Director/   10-29-99    Retired.  Mr. May was formerly        106         Mr. May is a Trustee of
7337 E. Doubletree    Trustee     to Present  Managing Director and Director                    the Best Prep Charity
Ranch Rd.                                     of Marketing for Piper Jaffray,                   (1991 to present) and the
Scottsdale, Arizona                           Inc. (an investment                               GCG Trust (February 2002
85258                                         banking/underwriting firm).                       to present).
Age:  65                                      Mr. May was formerly a Trustee
                                              of each of the funds managed by
                                              Northstar Investment Management
                                              Corporation (1996 to 1999).
-------------------------------------------------------------------------------------------------------------------------

1 Directors/Trustees serve until their successors are duly elected and qualified.


-------------------------------------------------------------------------------------------------------------------------

Jock Patton            Director/   8-28-95   Private Investor.  Mr. Patton      106      Mr. Patton is a
7337 E. Doubletree     Trustee     to        is Director and Chief                       Trustee of the GCG
Ranch Rd.                          Present   Executive Officer of Rainbow                Trust (February
Scottsdale, Arizona                          Multimedia Group, Inc.                      2002 to present).
85258                                        (January 1999 to present);                  He is also Director
Age:  56                                     Director of Stuart                          of Hypercom Inc.
                                             Entertainment, Inc.; Director               (January 1999 to
                                             of Artisoft, Inc. (1994 to                  present); JDA
                                             1998); President and co-owner               Software Group,
                                             of StockVal, Inc. (November                 Inc. (January 1999
                                             1992 to June 1997) and a                    to present); Buick
                                             Partner and Director of the                 of Scottsdale,
                                             law firm of  Streich, Lang                  Inc.; National
                                             P.A. (1972 to 1993).                        Airlines, Inc.; and
                                                                                         BG Associates, Inc.

-------------------------------------------------------------------------------------------------------------------------

David W.C. Putnam      Director/   10-29-99  President and Director of          106      Mr. Putnam is a
7337 E. Doubletree     Trustee     to        F.L. Putnam Securities                      Trustee of the GCG
Ranch Rd.                          Present   Company, Inc. and its                       Trust (February
Scottsdale, Arizona                          affiliates.  Mr. Putnam is                  2002 to present).
85258                                        also President, Secretary and               He is also Director
Age:  62                                     Trustee of The Principled                   of F.L. Putnam
                                             Equity Market Fund.  Mr.                    Securities Company,
                                             Putnam was formerly a                       Inc. (June 1978 to
                                             Director/Trustee of Trust                   present); F.L.
                                             Realty Corp.; Anchor                        Putnam Investment
                                             Investment Trust; Bow Ridge                 Management Company
                                             Mining Co. and each of the                  (December 2001 to
                                             funds managed by Northstar                  present); Asian
                                             Investment Management                       American Bank and
                                             Corporation (1994-1999).                    Trust Company (June
                                                                                         1992 to present); and
                                                                                         Notre Dame Health
                                                                                         Care Center (1991 to
                                                                                         present). He is also
                                                                                         a Trustee of The
                                                                                         Principled Equity
                                                                                         Market Fund (November
                                                                                         1996 to present);
                                                                                         Progressive Capital
                                                                                         Accumulation Trust
                                                                                         (August 1998 to
                                                                                         present); Anchor
                                                                                         International Bond
                                                                                         Trust (December 2000
                                                                                         to present); F.L.
                                                                                         Putnam Foundation
                                                                                         (December 2000 to
                                                                                         present); Mercy
                                                                                         Endowment Foundation
                                                                                         (1995 to present);
                                                                                         and an Honorary
                                                                                         Trustee of Mercy
                                                                                         Hospital (1973 to
                                                                                         present).
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

Blaine E. Rieke       Director/   2-26-01 to  General Partner of Huntington         106         Mr. Rieke is a
7337 E. Doubletree    Trustee     Present     Partners, an investment                           Director/Trustee of  the
Ranch Rd.                                     partnership (1997 to present).                    Morgan Chase Trust Co.
Scottsdale, Arizona                           Mr. Rieke was formerly Chairman                   (January 1998 to present)
85258                                         and Chief Executive Officer of                    and the GCG Trust
Age:  68                                      Firstar Trust Company (1973 to                    (February 2002 to
                                              1996).  Mr. Rieke was formerly                    present).
                                              the Chairman of the Board and a
                                              Trustee of each of the funds
                                              managed by ING Investment
                                              Management Co. LLC. (1998 to
                                              2001).
-------------------------------------------------------------------------------------------------------------------------

Roger B. Vincent      Director/   2-22-02 to  President of Spingwell                106         Mr. Vincent is a Trustee
7337 E. Doubletree    Trustee     Present     Corporation, a corporate                          of the GCG Trust (1994 to
Ranch Rd.                                     advisory firm (1989 to                            present) and a Director
Scottsdale, Arizona                           present).  Mr. Vincent was                        of AmeriGas Propane, Inc.
85258                                         formerly a director of Tatham                     (1998 to present).
Age: 56                                       Offshore, Inc. (1996 to 2000)
                                              and Petrolane, Inc. (1993 to 1995).
-------------------------------------------------------------------------------------------------------------------------

Richard A. Wedemeyer   Director/   2-26-01   Vice President -- Finance and      106      Mr. Wedemeyer is a
7337 E. Doubletree     Trustee     to        Administration -- of the                    Trustee of
Ranch Rd.                          Present   Channel Corporation, an                     Touchstone
Scottsdale, Arizona                          importer of specialty alloy                 Consulting Group
85258                                        aluminum products (1996 to                  (1997 to present)
Age:  65                                     present).  Mr. Wedemeyer was                and the GCG Trust
                                             formerly Vice President --                  (February 2002 to
                                             Finance and Administration --               present).
                                             of Performance Advantage,
                                             Inc., a provider of
                                             training and consultation
                                             services  (1992 to 1996), and
                                             Vice President, Operations
                                             and Administration, of Jim
                                             Henson Productions (1979 to
                                             1997).  Mr. Wedemeyer was
                                             formerly a Trustee of the
                                             First Choice Funds (1997 to
                                             2001).  Mr. Wedemeyer was
                                             also a Trustee of each of the
                                             funds managed by ING
                                             Investment Management Co. LLC
                                             (1998 to 2001).
-------------------------------------------------------------------------------------------------------------------------

Directors/Trustees
who are "Interested
Persons"
--------------------------------------------------------------------------------------------------------------
R. Glenn Hilliard(2)   Director/   2-26-02   Chairman and CEO of ING            106      Mr. Hilliard is a
ING Americas           Trustee     to        Americas and a member of its                Trustee of the GCG
5780 Powers Ferry                  Present   Americas Executive Committee                Trust (February
Road, NW Atlanta, GA                         (1999 to present). Mr.                      2002 to present).
30327                                        Hilliard was formerly                       Mr. Hilliard also
Age:  59                                     Chairman and CEO of ING North               serves as a member
                                             America, encompassing the                   of the Board of
                                             U.S., Mexico and Canada                     Directors of the
                                             regions (1994 to 1999).                     Clemson University
                                                                                         Foundation, the Board
                                                                                         of Councilors for the
                                                                                         Carter Center, a
                                                                                         trustee of the
                                                                                         Woodruff Arts Center
                                                                                         and sits on the Board
                                                                                         of Directors for the
                                                                                         High Museum of Art.

--------------------------------------------------------------------------------------------------------------

2  Mr. Hilliard is an "interested person," as defined by the Investment Company
   Act of 1940, as amended (the "1940 Act"), because of his relationship with ING Americas, an affiliate of ING Investments, LLC.


--------------------------------------------------------------------------------------------------------------

Thomas J. McInerney(3) Director/   2-26-01   Chief Executive Officer, ING       156      Mr. McInerney
7337 E. Doubletree     Trustee     to        U.S. Financial Services                     serves as
Ranch Rd.                          Present   (October 2001 to present);                  Director/Trustee of
Scottsdale, Arizona                          President, Chief Executive                  the GCG Trust
85258                                        Officer and Director of                     (February 2002 to
Age:  45                                     Northern Life Insurance                     present); Aeltus
                                             Company (2001 to present);                  Investment
                                             and President and Director                  Management, Inc.
                                             of Aetna Life Insurance &                   (1997 to present);
                                             Annuity Company (1997 to                    each of the Aetna
                                             present), Aetna Retirement                  Funds (April 2002
                                             Holdings, Inc. (1997 to                     to present);
                                             present), Aetna Investment                  Ameribest Life
                                             Adviser Holding Company                     Insurance Co. (2001
                                             (2000 to present), and Aetna                to present);
                                             Retail Holding Company (2000                Equitable Life
                                             to present).  Mr. McInerney                 Insurance Co. (2001
                                             was formerly General Manager                to present); First
                                             and Chief Executive Officer                 Columbine Life
                                             of ING Worksite Division                    Insurance Co. (2001
                                             (December 2000 to October                   to present); Golden
                                             2001); President of Aetna                   American Life
                                             Financial Services (August                  Insurance Co. (2001
                                             1997 to December 2000), Head                to present); Life
                                             of National Accounts and                    Insurance Company
                                             Core Sales and Marketing for                of Georgia (2001 to
                                             Aetna U.S. Healthcare (April                present);
                                             1996 to March 1997), Head of                Midwestern United
                                             Corporate Strategies for                    Life Insurance Co.
                                             Aetna Inc. (July 1995 to                    (2001 to present);
                                             April 1996), and has held a                 ReliaStar Life
                                             variety of line and                         Insurance Co. (2001
                                             corporate staff positions                   to present);
                                             since 1978.                                 Security Life of
                                                                                         Denver (2001 to
                                                                                         present); Security
                                                                                         Connecticut Life
                                                                                         Insurance Co. (2001
                                                                                         to present);
                                                                                         Southland Life
                                                                                         Insurance Co. (2001
                                                                                         to present); USG
                                                                                         Annuity and Life
                                                                                         Company (2001 to
                                                                                         present); and United
                                                                                         Life and Annuity
                                                                                         Insurance Co. Inc
                                                                                         (2001 to present).
                                                                                         Mr. McInerney is a
                                                                                         member of the Board
                                                                                         of the National
                                                                                         Commission on
                                                                                         Retirement Policy,
                                                                                         the Governor's
                                                                                         Council on Economic
                                                                                         Competitiveness and
                                                                                         Technology of
                                                                                         Connecticut, the
                                                                                         Board of Directors of
                                                                                         the Connecticut
                                                                                         Business and Industry
                                                                                         Association, the
                                                                                         Board of Trustees of
                                                                                         the Bushnell, the
                                                                                         Board for the
                                                                                         Connecticut Forum,
                                                                                         and the Board of the
                                                                                         Metro Hartford
                                                                                         Chamber of Commerce,
                                                                                         and is Chairman of
                                                                                         Concerned Citizens
                                                                                         for Effective
                                                                                         Government.
-------------------------------------------------------------------------------------------------------------------------

3 Mr. McInerney is an "interested person," as defined by the 1940 Act, because of his affiliation with ING U.S. Worksite Financial Services, an affiliate of ING Investments, LLC.


-------------------------------------------------------------------------------------------------------------------------
John G. Turner(4)      Chairman    10-29-99  President, Turner Investment       106      Mr. Turner serves
7337 E. Doubletree     and         to        Company (since January                      as a member of the
Ranch Rd.              Director/   Present   2002).  Mr. Turner was                      Board of the GCG
Scottsdale, Arizona    Trustee               formerly Vice Chairman of                   Trust. Mr. Turner
85258                                        ING Americas (2000 to 2001);                also serves as
Age:  62                                     Chairman and Chief Executive                Director of the
                                             Officer of ReliaStar                        Hormel Foods
                                             Financial Corp. and                         Corporation (May
                                             ReliaStar Life Insurance                    2000 to present);
                                             Company (1993 to 2000);                     Shopko Stores, Inc.
                                             Chairman of ReliaStar United                (August 1999 to
                                             Services Life Insurance                     present); and M.A.
                                             Company (1995 to 1998);                     Mortenson Co. (March
                                             Chairman of ReliaStar Life                  2002 to present).
                                             Insurance Company of New
                                             York (1995 to 2001); Chairman
                                             of Northern Life Insurance
                                             Company (1992 to 2000);
                                             Chairman and Director/Trustee
                                             of the Northstar affiliated
                                             investment companies (1993 to
                                             2001) and Director, Northstar
                                             Investment Management
                                             Corporation and its affiliates
                                             (1993 to 1999).
-----------------------------------------------------------------------------------------------------------------------------

4 Mr. Turner is an "interested person," as defined by the 1940 Act, because of his former affiliation with ING Americas, an affiliate of ING Investments, LLC.

Officers

Information about the ING Funds' officers are set forth in the table below:

-------------------------------------------------------------------------------------------------------------------------
                         Positions Held with  Term of Office and Length of      Principal Occupation(s) During the Last
Name, Address and Age         the Fund            Time Served (1)(2)(3)                     Five Years (4)
-------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
 James M. Hennessy       President, Chief     March 2002 to Present             President and Chief Executive Officer of
 7337 E. Doubletree      Executive Officer    (for the ING Funds)               ING Capital Corporation, LLC, ING Funds
 Ranch Rd.               and Chief Operating                                    Services, LLC, ING Advisors, Inc., ING
 Scottsdale, Arizona     Officer                                                Investments, LLC, Lexington Funds
 85258                                        February 2001 to March 2002       Distributor, Inc., Express America T.C.
 Age:  52                President, Chief     (for the Pilgrim Funds)           Inc. and EAMC Liquidation Corp. (since
                         Executive Officer                                      December 2001); Executive Vice President
                         and Chief Operating                                    and Chief Operating Officer of ING
                         Officer              July 2000 to February 2001        Quantitative Management, Inc. (since
                                              (for the Pilgrim Funds)           October 2001) and ING Funds Distributor,
                         Chief Operating                                        Inc. (since June 2000).  Formerly, Senior
                         Officer                                                Executive Vice President (June 2000 to
                                                                                December 2000) and Secretary (April 1995
                                                                                to December 2000) of ING Capital
                                                                                Corporation, LLC, ING Funds Services,
                                                                                LLC, ING Investments, LLC, ING Advisors,
                                                                                Inc., Express America T.C. Inc., and
                                                                                EAMC Liquidation Corp.; and Executive
                                                                                Vice President, ING Capital Corporation,
                                                                                LLC and its affiliates (May 1998 to June
                                                                                2000) and Senior Vice President, ING
                                                                                Capital Corporation, LLC and its
                                                                                affiliates (April 1995 to April 1998).

----------------------------------------------------------------------------------------------------------------------------
 Stanley D. Vyner        Executive Vice       March 2002 to Present             Executive Vice President of ING Advisors,
 7337 E. Doubletree      President            (for the ING Funds)               Inc. and ING Investments, LLC (since July
 Ranch Rd.                                                                      2000) and Chief Investment Officer of the
 Scottsdale, Arizona                          July 1996 to March 2002           International Portfolios, ING Investments,
 85258                   Executive Vice       (for the international            LLC (since July 1996).  Formerly,
 Age:  51                President            portfolios of the Pilgrim Funds)  President and Chief Executive Officer of
                                                                                ING Investments, LLC (August 1996 to
                                                                                August 2000).

----------------------------------------------------------------------------------------------------------------------------
 Mary Lisanti            Executive Vice       March 2002 to Present             Executive Vice President of ING
 7337 E. Doubletree      President            (for the ING Funds)               Investments, LLC and ING Advisors, Inc.
 Ranch Rd.                                                                      (since November 1999) and of ING
 Scottsdale, Arizona                          May 1998 to March 2002            Quantitative Management, Inc. (since July
 85258                   Executive Vice       (for the domestic equity          2000); Chief Investment Officer of the
 Age:  45                President            portfolios of the Pilgrim Funds)  Domestic Equity Portfolios, ING
                                                                                Investments, LLC (since 1999). Formerly,
                                                                                Executive Vice President and Chief
                                                                                Investment Officer for the Domestic
                                                                                Equity Portfolios of Northstar
                                                                                Investment Management Corporation, whose
                                                                                name changed to Pilgrim Advisors, Inc.
                                                                                and subsequently became part of ING
                                                                                Investments, LLC (May 1998 to October
                                                                                1999); Portfolio Manager with Strong
                                                                                Capital Management (May 1996 to 1998); a
                                                                                Managing Director and Head of Small- and
                                                                                Mid-Capitalization Equity Strategies at
                                                                                Bankers Trust Corp. (1993 to 1996).

----------------------------------------------------------------------------------------------------------------------------
 Michael J. Roland       Executive Vice       March 2002 to Present             Executive Vice President, Chief Financial
 7337 E. Doubletree      President,           (for the ING Funds)               Officer and Treasurer of ING Funds
 Ranch Rd.               Assistant Secretary                                    Services, LLC, ING Funds Distributor,
 Scottsdale, Arizona     and Principal                                          Inc., ING Advisors, Inc., ING Investments,
 85258                   Financial Officer    June 1998 to March 2002           LLC, ING Quantitative Management, Inc.,
 Age:  43                                     (for the Pilgrim Funds)           Lexington Funds Distributor, Inc., Express
                         Senior Vice                                            America T.C. Inc. and EAMC Liquidation
                         President and                                          Corp. (since December 2001).  Formerly,
                         Principal Financial                                    Senior Vice President, ING Funds Services,
                         Officer                                                LLC, ING Investments, LLC, and ING Funds
                                                                                Distributor, Inc. (June 1998 to December
                                                                                2001) and Chief Financial Officer of
                                                                                Endeavor Group (April 1997 to June 1998).

----------------------------------------------------------------------------------------------------------------------------
 Ralph G. Norton III     Senior Vice          March 2002 to Present             Senior Vice President of ING Investment
 7337 E. Doubletree      President            (for the ING Funds)               Advisors, Inc. and ING Investments, LLC
 Ranch Rd.                                                                      (since October 2001) and Chief Investment
 Scottsdale, Arizona                          August 2001 to March 2002         Officer of the Fixed Income Portfolios,
 85258                   Senior Vice          (for the fixed income             ING Investments, LLC  (since October
 Age: 42                 President            portfolios of the Pilgrim Funds)  2001).  Formerly, Senior Market
                                                                                Strategist, Aeltus Investment
                                                                                Management, Inc. (January 2001 to August
                                                                                2001) and Chief Investment Officer, ING
                                                                                Investments, LLC (1990 to January 2001).

-------------------------------------------------------------------------------------------------------------------------

Robert S. Naka           Senior Vice          March 2002 to Present             Senior Vice President and Assistant
7337 E. Doubletree       President and        (for the ING Funds)               Secretary of ING Funds Services, LLC,
Ranch Rd.                Assistant Secretary                                    ING Funds Distributor, Inc., ING
Scottsdale, Arizona                           November 1999 to March 2002       Advisors, Inc., ING Investments, LLC,
85258                    Senior Vice          (for the Pilgrim Funds)           ING Quantitative Management, Inc.
Age:  38                 President and                                          (since October 2001) and Lexington
                         Assistant Secretary  July 1994 to November 1999        Funds Distributor, Inc. (since December
                                              (for the Pilgrim Funds)           2001).  Formerly, Vice President, ING
                         Assistant Secretary                                    Investments, LLC (April 1997 to October
                                                                                1999), ING Funds Services, LLC
                                                                                (February 1997 to August 1999) and
                                                                                Assistant Vice President, ING Funds
                                                                                Services, LLC (August 1995 to February
                                                                                1997).

-------------------------------------------------------------------------------------------------------------------------
 Robyn L. Ichilov        Vice President and   March 2002 to Present             Vice President of ING Funds Services, LLC
 7337 E. Doubletree      Treasurer            (for the ING Funds)               (since October 2001) and ING Investments,
 Ranch Rd.                                                                      LLC (since August 1997); Accounting
 Scottsdale, Arizona     Vice President and   May 1998 to March 2002            Manager, ING Investments, LLC (since
 85258                   Treasurer            (for the Pilgrim Funds)           November 1995).
 Age:  34
                         Vice President       November 1997 to May 1998
                                              (for the Pilgrim Funds)

----------------------------------------------------------------------------------------------------------------------------
 Kimberly A. Anderson    Vice President and   March 2002 to Present             Vice President for ING Quantitative
 7337 E. Doubletree      Secretary            (for the ING Funds)               Management, Inc. (since October 2001);
 Ranch Rd.                                                                      Vice President and Assistant Secretary of
 Scottsdale, Arizona                          February 2001 to March 2002       ING Funds Services, LLC, ING Funds
 85258                                        (for the Pilgrim Funds)           Distributor, Inc., ING Advisors, Inc., ING
 Age:  37                                                                       Investments, LLC (since October 2001) and
                                                                                Lexington Funds Distributor, Inc. (since
                                                                                December 2001). Formerly, Assistant Vice
                                                                                President of ING Funds Services, LLC
                                                                                (November 1999 to January 2001) and has
                                                                                held various other positions with ING
                                                                                Funds Services, LLC for more than the
                                                                                last five years.

----------------------------------------------------------------------------------------------------------------------------
 Lourdes R. Bernal       Vice President       March 2002 to Present             Vice President of ING Investments, LLC
 7337 E. Doubletree                           (for certain ING Funds)           (since January 2002). Prior to joining ING
 Ranch Rd.                                                                      Investments, LLC in 2002, Ms. Bernal was a
 Scottsdale, Arizona                          February 2002 to present          Senior Manager in the Investment
 85258                                        (for the Pilgrim Funds)           Management Practice,
 Age:  32                                                                       PricewaterhouseCoopers LLP (July 2000 to
                                                                                December 2001); Manager,
                                                                                PricewaterhouseCoopers LLP (July 1998 to
                                                                                July 2000); Manager, Coopers & Lybrand
                                                                                LLP (July 1996 to June 1998); Senior
                                                                                Associate, Coopers & Lybrand LLP (July
                                                                                1992 to June 1996); and Associate,
                                                                                Coopers & Lybrand LLP (August 1990 to
                                                                                June 1992).

----------------------------------------------------------------------------------------------------------------------------
 Todd Modic               Assistant Vice      March 2002 to Present             Director of Financial Reporting of ING
 7337 E. Doubletree       President           (for certain ING Funds)           Investments, LLC (since March 2001).
 Ranch Rd.                                                                      Formerly, Director of Financial Reporting,
 Scottsdale, Arizona                          August 2001 to March 2002         Axient Communications, Inc. (May 2000 to
 85258                                        (for the Pilgrim Funds)           January 2001) and Director of Finance,
 Age:  34                                                                       Rural/Metro Corporation (March 1995 to May
                                                                                2000).

----------------------------------------------------------------------------------------------------------------------------
 Maria M. Anderson       Assistant Vice       March 2002 to Present             Assistant Vice President of ING Funds
 7337 E. Doubletree      President            (for certain ING Funds)           Services, LLC (since October 2001).
 Ranch Rd.                                                                      Formerly, Manager of Fund Accounting and
 Scottsdale, Arizona                          August 2001 to March 2002         Fund Compliance, ING Investments, LLC
 85258                                        (for the Pilgrim Funds)           (September 1999 to November 2001); Section
 Age: 43                                                                        Manager of Fund Accounting, Stein Roe
                                                                                Mutual Funds (July 1998 to August 1999);
                                                                                and Financial Reporting Analyst, Stein
                                                                                Roe Mutual Funds (August 1997 to July
                                                                                1998).

----------------------------------------------------------------------------------------------------------------------------
 Jeffrey Bernstein       Senior Vice          March 2002 to Present             Senior Vice President (since October 1999)
 7337 E. Doubletree      President and        (for certain ING Funds)           of ING Investments, LLC and Senior
 Ranch Rd.               Senior Portfolio                                       Portfolio Manager (since October 2001) for
 Scottsdale, Arizona     Manager              June 2000 to March 2002           ING Advisors, Inc. and ING Investments,
 85258                   (Worldwide Growth    (for certain Pilgrim Funds)       LLC.  Formerly, Portfolio Manager,
 Age:  35                Fund)                                                  Northstar Investment Management
                                                                                Corporation, whose name changed to
                                                                                Pilgrim Advisors, Inc. and subsequently
                                                                                became part of ING Investments, LLC (May
                                                                                1998 to October 1999); Portfolio
                                                                                Manager, Strong Capital Management (1997
                                                                                to May 1998); and Portfolio Manager,
                                                                                Berkeley Capital (1995 to 1997).

----------------------------------------------------------------------------------------------------------------------------
 James A. Vail            Senior Vice         March 2002 to Present             Senior Vice President for ING Investments,
 7337 E. Doubletree       President and       (for certain ING Funds)           LLC (since June 2001) and Portfolio
 Ranch Rd.                Portfolio Manager                                     Manager of ING Investments, LLC and ING
 Scottsdale, Arizona      (Precious Metals    June 2001 to March 2002           Advisors, Inc. (since October 2001).
 85258                    Fund)               (for certain Pilgrim Funds)       Formerly, Vice President, Lexington
 Age:  57                                                                       Management Corporation (which was acquired
                                                                                by ING Investments, LLC's parent company
                                                                                in July 2000) (1991 to 2000); and has held
                                                                                investment research positions with
                                                                                Chemical Bank, Oppenheimer & Co., Robert
                                                                                Fleming, Inc. and Beacon Trust Company,
                                                                                where he was a Senior Investment Analyst.

----------------------------------------------------------------------------------------------------------------------------
 Richard T. Saler        Senior Vice          March 2002 to Present             Senior Vice President and Director of
 7337 E. Doubletree      President            (for certain ING Funds)           International Equity Investment Strategy
 Ranch Rd.               and Senior                                             of ING Investments, LLC and ING Advisors,
 Scottsdale, Arizona     Portfolio Manager    July 2000 to March 2002           Inc. (since October 2001).  Formerly,
 85258                   (Worldwide Growth,   (for certain Pilgrim Funds        Senior Vice President and Director of
 Age:  40                International,                                         International Equity Strategy, Lexington
                         Emerging Countries,                                    Management Corporation (which was acquired
                         International Core                                     by ING Investments, LLC's parent company
                         Growth,                                                in July 2000) (1986 to July 2000).
                         Asia-Pacific
                         Equity, and Russia
                         Funds)

----------------------------------------------------------------------------------------------------------------------------
 Philip A. Schwartz      Senior Vice          March 2002 to Present             Senior Vice President and Director of
 7337 E. Doubletree      President and        (for certain ING Funds)           International Equity Investment Strategy
 Ranch Rd.               Senior Portfolio                                       for ING Investments, LLC and ING Advisors,
 Scottsdale, Arizona     Manager              July 2000 to March 2002           Inc. (since October 2001).  Formerly,
 85258                   (Worldwide Growth,   (for certain Pilgrim Funds)       Senior Vice President and Director of
 Age:  40                International,                                         International Equity Strategy, Lexington
                         Emerging Countries,                                    Management Corporation (which was
                         International Core                                     acquired by ING Investments, LLC's
                         Growth, Asia-Pacific                                   parent company in July 2000); Vice
                         Equity, and                                            President of European Research Sales,
                         Russia Funds)                                          Cheuvreux de Virieu in Paris and New
                                                                                York (prior to 1993).

----------------------------------------------------------------------------------------------------------------------------

(1) The officers hold office until the next annual meeting of the Directors/Trustees and until their successors shall have been elected and qualified.

(2) Prior to May 1999, the Pilgrim family of funds consisted of 5 registrants with 8 series. As of May 24, 1999, the former Nicholas-Applegate Capital Management funds (consisting of 1 registrant with 11 series) joined the fund complex and the fund complex retained the name "Pilgrim Funds." On November 16, 1999, the former Northstar funds (consisting of 9 registrants with 22 series) joined the fund complex and the fund complex retained the name "Pilgrim Funds." On July 26, 2000, the former Lexington funds (consisting of 14 registrants with 14 series) joined the fund complex and the fund complex retained the name "Pilgrim Funds." On March 23, 2001, the original ING funds (consisting of 2 registrants with 18 series) joined the fund complex and the fund complex retained the name "Pilgrim Funds."

(3) On March 1, 2002, the former Aetna funds (consisting of 8 registrants with 50 series) joined the fund complex and the name of the fund complex changed to "ING Funds."

(4) The following documents the evolution of the name of each corporate entity referenced in the above biographies:

ING Investments, LLC (March 2002 - name changed
from ING Pilgrim Investments, LLC)
-----------------------------------------------
   ING Mutual Funds Management Co., LLC (April 2001 - merged
      into ING Pilgrim Investments, LLC)
   ING Pilgrim Investments, Inc. (February 2001 - merged into
      ING Pilgrim Investments, LLC)
   ING Pilgrim Investments, LLC (February 2001 - formed) ING Pilgrim
      Investments, Inc. (September 2000 - name changed from Pilgrim Investments, Inc.)
   Pilgrim Advisors, Inc.** (April 2000 - merged into Pilgrim
      Investments, Inc.)
   Pilgrim Investments, Inc. (October 1998 - name changed
      from Pilgrim America Investments, Inc.)
   Pilgrim America Investments, Inc. (April 1995 - name changed from Newco Advisory Corporation)
      Newco Advisory Corporation (December 1994 - incorporated)

    **Pilgrim Advisors, Inc. (November 1999 - name changed from Northstar Investment Management Corporation)


ING Funds Services, LLC (March 2002 - name changed
from ING Pilgrim Group, LLC)
--------------------------------------------------
   ING Pilgrim Group, Inc. (February 2001 - merged into Pilgrim Group LLC) ING Pilgrim Group, LLC (February 2001 - formed) ING Pilgrim Group, Inc.
      (September 2000 - name changed from Pilgrim Group, Inc.)
   Lexington Global Asset Managers, Inc. (July 2000 -
       merged into Pilgrim Group, Inc.)
   Northstar Administrators, Inc. (November 1999 - merged
       into Pilgrim Group, Inc.)
   Pilgrim Group, Inc. (October 1998 - name changed from
       Pilgrim American Group, Inc.)
   Pilgrim America Group, Inc. (April 1995 - name changed
       from Newco Holdings Management Corporation)
   Newco Holdings Management Corporation (December 1994 - incorporated)


ING Funds Distributor, Inc.  (March 2002 - name changed
from ING Pilgrim Securities, Inc.)
--------------------------------------------------------
   ING Pilgrim Securities, Inc. (September 2000 - name changed from Pilgrim
       Securities, Inc.)
   Northstar Distributors Inc. (November 1999 - merged into Pilgrim Securities,
       Inc.)
   Pilgrim Securities, Inc.  (October 1998 - name changed from Pilgrim America
       Securities, Inc.)
   Pilgrim America Securities, Inc. (April 1995 - name changed from Newco
       Distributors Corporation) Newco Distributors Corporation
       (December 1994 -incorporated)


ING Capital Corporation, LLC (March 2002 - name changed
from ING Pilgrim Capital Corporation, LLC)
-------------------------------------------------------
   ING Pilgrim Capital Corporation (February 2001 - merged into ING Pilgrim
       Capital Corporation, LLC)
   ING Pilgrim Capital Corporation, LLC (February 2001 - formed) ING Pilgrim
       Capital Corporation (September 2000 - name changed from Pilgrim
       Capital Corporation)
   Pilgrim Capital Corporation (February 2000 - name changed from Pilgrim
       Holdings Corporation)
   Pilgrim Holdings Corporation (October 1999 - name changed from Northstar
       Holdings, Inc.)
   Northstar Holdings, Inc. (October 1999 - merged into Pilgrim Capital
       Corporation)
   Pilgrim Capital Corporation (June 1999 - name changed from Pilgrim America
       Capital Corporation)
   Pilgrim Capital Corporation (June 1999 - merged into Pilgrim America Capital
       Corporation)
   Pilgrim America Capital Corporation (April 1997 - incorporated)


ING Advisors, Inc. (March 2002 - name changed
from ING Pilgrim Advisors, Inc.)
---------------------------------------------
   ING Pilgrim Advisors, Inc. (March 2001 - name changed from ING Lexington
       Management Corporation)
   ING Lexington Management Corporation (October 2000 name changed from
       Lexington Management Corporation)
   Lexington Management Corporation (December 1996 - incorporated)


ING Quantitative Management, Inc. (March 2002 - name changed from ING Pilgrim Quantitative Management, Inc.)
------------------------------------------------------------
  ING Pilgrim Quantitative Management, Inc. (March 2001 - name changed from Market Systems Research Advisors)
  Market Systems Research Advisors, Inc. (November 1986 - incorporated)

Board of Directors/Trustees

      The Board of Directors/Trustees governs each Fund and is responsible for protecting the interests of shareholders. The Directors/Trustees are experienced executives who oversee the ING Funds' activities, review contractual arrangements with companies that provide services to each Fund, and review each Fund's performance.

      Committees

      An Executive Committee of the Board of Directors/Trustees was formed in order to act on behalf of the full Board of Directors/Trustees between meetings when necessary. The following Directors/Trustees serve as members of the Executive Committee: Messrs. Turner, McInerney, May and Patton. Mr. Turner serves as Chairman of the Committee. The Executive Committee held three (3) meetings during the calendar year ended December 31, 2001.

      The Board of Directors/Trustees has an Audit Committee whose function is to meet with the independent auditors of each Company to review the scope of the Company's audit, its financial statements and interim accounting controls, and to meet with management concerning these matters, among other things. The Audit Committee currently consists of Messrs. Doherty, Earley, Rieke, Vincent, and Wedemeyer. Mr. Rieke serves as Chairman of the Committee. The Audit Committee held four (4) meetings during the calendar year ended December 31, 2001.

      The Board of Directors/Trustees has formed a Valuation Committee whose function is to review the determination of the value of securities held by the Funds for which market quotations are not available. The Valuation Committee currently consists of Dr. Gitenstein and Messrs. May, Patton, and Putnam. Mr. Patton serves as Chairman of the Committee. The Valuation Committee held five
(5) meetings during the calendar year ended December 31, 2001.

      The Board of Directors/Trustees has established a Nominating Committee for the purpose of considering and presenting to the Board of Directors/Trustees candidates it proposes for nomination to fill Independent Director/Trustee vacancies on the Board of Directors/Trustees. The Nominating Committee currently consists of Dr. Gitenstein and Messrs. Doherty, May, and Wedemeyer. Mr. May serves as Chairman of the Committee. The Committee does not currently have a policy regarding whether it will consider nominees recommended by shareholders. The Nominating Committee held one (1) meeting during the calendar year ended December 31, 2001.

      The Board of Directors/Trustees has established an Investment Review Committee that will monitor the investment performance of the Funds and to make recommendations to the Board of Directors/Trustees with respect to the Funds. The Committee for the international funds currently consists of Dr. Gitenstein and Messrs. Patton, Turner, and Wedemeyer. Mr. Wedemeyer serves as Chairman of the Committee. The Investment Review Committee was established on December 17, 2001; therefore, the Investment Review Committees did not hold any meetings during 2001.

Director/Trustee Ownership of Securities

      Set forth below is the dollar range of equity securities owned by each Director/Trustee:

------------------------------------------------------------------------------------------------------------------------------
                                                                                                        Aggregate Dollar Range
                                                                                                        of Equity Securities
                                                                                                        in all Registered
                                                                                                        Investment Companies
                                                                                                        Overseen by Director
                                                                                                        in Family of
                                                                                                        Investment Companies
------------------------------------------------------------------------------------------------------------------------------
                                                                                           Precious
Name of                 Advisory    Mutual  International   Mayflower   Funds     Russia   Metals
Director/Trustee        Funds       Funds   Fund            Trust       Trust     Fund     Fund
------------------------------------------------------------------------------------------------------------------------------
Independent
Directors/Trustees
------------------------------------------------------------------------------------------------------------------------------
Paul S. Doherty         None        None    None            None        None      None     None         $10,001 - $50,000

J. Michael Earley       None        None    None            None        None      None     None         None

R. Barbara Gitenstein   None        None    None            None        None      None     None         None

Walter H. May           None        None    None            Over        None      None     None         Over $100,000
                                                            $100,000

Jock Patton             $ 1-        $ 1-    None            None        None      None     None         $50,001 - $100,000
                        $10,000     $10,000

David W. C. Putnam      None        None    None            None        None      None     None         None

Blaine E. Rieke         None      $10,001-  None            None      $10,001-    None     None         $50,001 - $100,000
                                  $50,000                             $50,000

Roger B. Vincent        None        None    None            None        None      None     None         None

Richard A. Wedemeyer    None        None    None            None        None      None     None         $10,001 - $50,000
------------------------------------------------------------------------------------------------------------------------------
Directors/Trustees who
are "Interested
Persons"
------------------------------------------------------------------------------------------------------------------------------
Thomas J. McInerney     None        None    None            $1-         None      None     None         $1 - $10,000
                                                            $10,000

R. Glenn Hilliard       None        None    None            None        None      None     None         Over $100,000

John G. Turner          None      $10,001-  None            None        None      None     None         Over $100,000
                                  $50,000

Independent Director/Trustee Ownership of Securities

      Set forth in the table below is information regarding each Independent Director/Trustee's (and his or her immediate family members) share ownership in securities of the ING Funds' investment adviser or principal underwriter, and the ownership of securities in an entity controlling, controlled by or under common control with the investment adviser or principal underwriter of the ING Funds (not including registered investment companies).

--------------------------------------------------------------------------------
                   Name of
                   Owners and
                   Relationship               Title of    Value of   Percentage
Name of Director   to Director    Company      Class     Securities   of Class
----------------   ------------   -------     --------   ----------  ----------
Paul S. Doherty        N/A          N/A          N/A          $0         N/A

J. Michael Earley      N/A          N/A          N/A          $0         N/A

R. Barbara             N/A          N/A          N/A          $0         N/A
Gitenstein

Walter H. May          N/A          N/A          N/A          $0         N/A

Jock Patton            N/A          N/A          N/A          $0         N/A

David W. C. Putnam     N/A          N/A          N/A          $0         N/A

Blaine E. Rieke        N/A          N/A          N/A          $0         N/A

Roger B. Vincent       N/A          N/A          N/A          $0         N/A

Richard A.             N/A          N/A          N/A          $0         N/A
Wedemeyer
--------------------------------------------------------------------------------


Compensation of Directors/Trustees

      Each Fund pays each Director/Trustee who is not an interested person a pro rata share, as described below, of: (i) an annual retainer of $35,000 (Messrs. Patton and May, as lead directors, receive an annual retainer of $45,000); (ii) $5,500 for each in person meeting of the Board; (iii) $1,000 per attendance of any committee meeting; (iv) $1,000 per telephonic meeting; and (v) out-of-pocket expenses. The pro rata share paid by each Fund is based on each Fund's average net assets as a percentage of the average net assets of all the funds managed by the Investment Adviser for which the Directors/Trustees serve in common as Directors/Trustees.

      The following table sets forth information regarding compensation of Directors/Trustees by each Company and other funds managed by the Investment Adviser for the year ended December 31, 2001. (This period was chosen because the ING Funds have varying fiscal year ends). Officers of the Companies and Directors/Trustees who are interested persons of the Companies do not receive any compensation from the Fund or any other funds managed by the Investment Adviser.

                               Compensation Table


------------------------------------------------------------------------------------------------------------------------------------


                                                                                                                   Total
                                       Aggregate                      Aggregate            Pension or              Compensation
                Aggregate              Compen-   Aggregate  Aggregate Compen-   Aggregate  Retirement              From Registrant
                Compen-  Aggregate     sation    Compen-    Compen-   sation    Compen-    Benefits    Estimated   and Fund
                sation   Compensation  From      sation     sation    from      sation     Accrued As  Annual      Complex
Name of         From     from          Inter-    from       From      Precious  from       Part of     Benefits    Paid to
Person,         Mutual   Advisory      national  Mayflower  Russia    Metals    Funds      Fund        Upon        Directors/
Position        Funds(1) Funds         Fund      Trust(1)   Fund      Fund      Trust(1)   Expenses    Retirement  Trustees
------------------------------------------------------------------------------------------------------------------------------------

Mary A.
Baldwin(2)      9,716    47           167        9,060      122       162       1,468      N/A         N/A         43,688
Advisory
Board Member


Al Burton(3)    1,636     8           30         1,313      16        22        3          N/A         N/A         5,500
Director/Trustee

S.M.S.
Chadha (2)
Advisory          781      4          4,095      972        2,214     18        253        N/A         N/A         11,250
Board
Member


Paul S.
Doherty        12,722      61         220        12,131     162       217       1,921      N/A         N/A         56,188
Director/Trustee


Robert B. Goode,
Jr. (3)         1,636       8         30         1,313      16        22        3          N/A         N/A         5,500
Director/Trustee


Alan L.
Gosule (4)     12,722       61        220        12,131     162       217       1,921      N/A         N/A         56,188
Director/Trustee


Joseph N.
Hankin (5)      1,239        6        23         994        12        17        3          N/A         N/A         4,167
Director/Trustee

Walter H.
May            14,817        71       255        14,171     192       255       2,415      N/A         N/A         65,188
Director/Trustee


Andrew M.
McCosh (2)
Advisory          781         4       4,095      972        2,214     18        253        N/A         N/A         11,250
Board
Member


Thomas J.
McInerney
(6)(8)            N/A       N/A       N/A        N/A        N/A       N/A       N/A        N/A         N/A          N/A
Director/Trustee

Jock
Patton          14,564       70       251        13,917     188       251       2,352      N/A         N/A          64,188
Director/Trustee


David W.C.
Putnam          11,085       53       190        10,818     146       195       1,919      N/A         N/A          50,688
Director/Trustee


Jack D.          1,239        6       23         994        12        17        3          N/A         N/A          4,167
Rehm(5)
Director/Trustee


Blaine E.       12,325       59       213        11,813     158       211       1,921      N/A         N/A          54,855
Rieke (7)
Director/Trustee


John R.          1,636        8       30         1,313      16        22        3          N/A         N/A          5,500
Smith (3)
Director/Trustee


Robert W.          N/A       N/A      N/A         N/A       N/A       N/A       N/A        N/A         N/A          N/A
Stallings
(3)(8)
Director/Trustee


John G.            N/A       N/A      N/A         N/A       N/A       N/A       N/A        N/A         N/A          N/A
Turner(8)
Director/Trustee


David W.         1,636        8       30          1,313     16        22        3          N/A         N/A          5,500
Wallace (3)
Director/Trustee


Richard A.      11,036       53       192         10,579    140       189       1,588      N/A         N/A          47,855
Wedemeyer(7)
Director/Trustee

----------------
(1) Director/Trustee compensation includes compensation paid by funds that are not discussed in the Prospectus or SAI.

(2)   Resigned as an Advisory Board member on December 31, 2001.

(3)   Resigned as a Director/Trustee effective February 26, 2001.

(4)   Resigned as a Director/Trustee effective December 28, 2001.

(5)   Resigned as a Director/Trustee effective March 23, 2001.

(6)   Elected as a Director/Trustee of the ING Funds on February 26, 2001.

(7) Formerly a Trustee of the original ING Funds Trust. Elected as a Director/Trustee of the other ING Funds on February 26, 2001.

(8) "Interested person," as defined in the 1940 Act, of the Company because of the affiliation with the investment adviser to the ING Funds. Officers and Directors/Trustees who are interested persons do not receive any compensation from the Funds.

Control Persons and Principal Shareholders

      Control is defined by the 1940 Act as the beneficial ownership, either directly or through one or more controlled companies, of more than 25 percent of the voting securities of the company. A control person may be able to take actions regarding its Fund without the consent or approval of shareholders. As of January 31, 2002, Lion Connecticut Holdings Inc., 151 Hartford Avenue, Hartford, Connecticut 06156, owned 87.56% of the European Equity Fund and, therefore, is a control person of the Fund. Lion Connecticut Holdings Inc. also is an affiliate of the parent company of the Investment Adviser.

      As of January 31, 2002, the Directors/Trustees and officers as a group owned less than 1% of any class of each Fund's outstanding shares. As of that date, to the knowledge of management, no person owned beneficially or of record more than 5% of the outstanding shares of any class of the ING Funds, except as follows:

--------------------------------------------------------------------------------
                                                Class and
                                                Type of   Percentage  Percentage
      Fund               Address                Ownership   of Class    of Fund
--------------------------------------------------------------------------------
Asia-Pacific     Robert & Pamela Buie           Class M       5.44%      0.6544%
Equity Fund      Ttees                          Record
                 FBO Robert & Pamela Buie       Owner
                 Trust
                 PO Box 8365
                 Rancho Santa Fe, CA 92067

Emerging         Salomon Smith Barney Inc       Class A       7.48%      4.2475%
Countries Fund   FBO Acct #00109801250          Beneficial
                 388 Greenwich Street           Owner
                 New York, NY 10013

European Equity  Lion Connecticut Holdings      Class A      94.11%     87.5558%
Fund             Inc.                           Record
                 151 Farmington Ave             Owner
                 Hartford, CT 06156

European Equity  State Street Bank & Trust      Class B       5.88%      0.3401%
Fund             Cust                           Beneficial
                 FBO James Sheroan IRA          Owner
                 739 Gilead Church Rd
                 Glendale, KY 42740

European Equity  PaineWebber                    Class C      65.68%      0.7729%
Fund             FBO Lynn Susan Philpot         Beneficial
                 Rev Trust                      Owner
                 14 Ardor Drive
                 Orinda, CA 94563

Global           Lion  Connecticut              Class A      16.89%      8.2536%
Communications   Holdings Inc.                  Record
Fund             151 Farmington Ave             Owner
                 Hartford, CT 06156

Global           Lion Connecticut Holdings      Class A      24.60%     13.2558%
Technology Fund  Inc.                           Record
                 151 Farmington Ave             Owner
                 Hartford, CT 06156

Global           The Public Institution         Class A      13.15%      7.0882%
Technology Fund  for Social Security            Record
                 PO Box 24324                   Owner
                 Safat 13104
                 Kuwait

Global           None with App Tr               Class I      100.00%     7.9789%
Technology Fund  ING National Trust             Record
                 151 Farmington Ave #41         Owner
                 Hartford, CT 06156

Global Real      Margaret Ojanpa                Class C      100.00%     0.0108%
Estate Fund      322 Harbor Ridge Ln            Record
                 Fairport Harbor, OH 44077      Owner

International    George & Wilma Ormsby          Class B      11.02%      0.6515%
Fund             4434 Wigton                    Record
                 Houston, TX 77096              Owner

International    LPL Financial Services FB      Class C       5.91%      0.2116%
Fund             Acct #3402-0716                Beneficial
                 9785 Towne Centre Dr           Owner
                 San Diego, CA 92121

International    RBC Dain Rauscher FBO          Class C       6.48%      0.2320%
Fund             Jerry & Lyne Beck              Beneficial
                 1410 S White Chapel Road       Owner
                 Southlake, TX 76092

International    None with App Tr               Class I      100.00%    14.5182%
Fund             ING National Trust             Record
                 151 Farmington Ave #41         Owner
                 Hartford, CT 06156

International    Baring North America           Class Q      55.61%      0.0090%
Fund             401(k) Plan                    Record
                 125 High Street, Ste 2700      Owner
                 Boston, MA 02110

International    Baring North America           Class Q      44.38%      0.0072%
Fund             401(k) Plan                    Record
                 125 High Street, Ste 2700      Owner
                 Boston, MA 02110

International    First Union National Bank      Class Q      39.31%      0.3778%
Value Fund       Omnibus Cash Acct              Record
                 #9999999980                    Owner
                 1525 W WT Harris Blvd
                 Charlotte, NC 28262

International    First Union National Bank      Class Q      14.63%      0.1406%
Value Fund       Portfolio Strategies           Record
                 1525 W WT Harris Blvd          Owner
                 Charlotte, NC 28262

International    First Union National Bank      Class Q      17.08%      0.1642%
Value Fund       Omnibus Cash Acct              Record
                 #9999999971                    Owner
                 1525 W WT Harris Blvd
                 Charlotte, NC 28262

International    Mercantile Safe Deposit &      Class Q       6.06%      0.0582%
Value Fund       Trust Co.                      Beneficial
                 FBO Lifebridge Health,         Owner
                 Acct #3353907
                 766 Old Hammonds Ferry Rd
                 Linthicum, MD 21090

International    MAC & Co.                      Class I       8.16%      0.8380%
Value Fund       FBO Acct #BNCF3308002          Beneficial
                 1 Mellon Center Rm             Owner
                 151-1035
                 Pittsburgh, PA 15258

Russia Fund      NFSC FBO Robert Craddock       Class A       9.76%      9.7632%
                 Acct #X99-335649               Beneficial
                 Norwood Clinic, Box C-230      Owner
                 Birmingham, AL 35283
--------------------------------------------------------------------------------

Investment Adviser

      The investment adviser for the ING Funds is ING Investments, LLC ("Investment Adviser" or "ING Investments") which is registered as an investment adviser with the SEC and serves as an investment adviser to registered investment companies (or series thereof), as well as privately managed accounts. ING Investments, subject to the authority of the Directors/Trustees of the ING Funds, has the overall responsibility for the management of each ING Fund's portfolio subject to delegation of certain responsibilities to Brandes Investment Partners, L.P. ("Brandes") as the Sub-Adviser for the International Value Fund, Nicholas-Applegate Capital Management ("NACM") as the Sub-Adviser for the International SmallCap Growth Fund, ING Investment Management Advisors B.V. ("IIMA") as the Sub-Adviser to the Global Technology Fund, Global Communications Fund and European Equity Fund and Clarion CRA Securities, L.P. ("CRA") as the Sub-Adviser to the Global Real Estate Fund. ING Investments is a direct, wholly-owned subsidiary of ING Groep N.V. (NYSE: ING) ("ING Group"). ING Group is a global financial institution active in the field of insurance, banking and asset management in more than 65 countries, with more than 100,000 employees.

      On February 26, 2001, the name of the Investment Adviser changed from ING Pilgrim Investments, Inc. to ING Pilgrim Investments, LLC. On March 1, 2002, the name of the Investment Adviser changed to ING Investments, LLC. Prior to April 30, 2001, ING Mutual Funds Management Co. LLC ("IMFC") served as investment adviser to certain of the ING Funds. On April 30, 2001, IMFC, an indirect wholly-owned subsidiary of ING Group that had been under common control with ING Investments, merged with ING Investments.

      ING Investments serves pursuant to separate Investment Management Agreements between ING Investments and each Company. The Investment Management Agreements require the Investment Adviser to oversee the provision of all investment advisory and portfolio management services for each of the ING Funds, respectively. Pursuant to a sub-advisory agreement (each a "Sub-Advisory Agreement" and collectively, the "Sub-Advisory Agreements") the Investment Adviser has delegated certain management responsibilities to certain other investment advisers ("Sub-Advisers") for several of the ING Funds. ING Investments, as Investment Adviser oversees the investment management of the Sub-Advisers for the ING Funds.

      Each Investment Management Agreement requires the Investment Adviser to provide, subject to the supervision of the Board of Directors/Trustees, investment advice and investment services to the Fund and to furnish advice and recommendations with respect to investment of each Fund's assets and the purchase or sale of its portfolio securities. The Investment Adviser also provides investment research and analysis. Each Investment Management Agreement provides that the Investment Adviser is not subject to liability to the Fund for any act or omission in the course of, or connected with, rendering services under the Agreement, except by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties under the Agreement.

      After an initial two year term, each Investment Management Agreement and Sub-Advisory Agreement continues in effect from year to year so long as such continuance is specifically approved at least annually by (a) the Board of Directors/Trustees or (b) the vote of a "majority" (as defined in the 1940 Act) of the Fund's outstanding shares voting as a single class; provided, that in either event the continuance is also approved by at least a majority of the Board of Directors/Trustees who are not "interested persons" (as defined in the 1940 Act) of the Investment Adviser by vote cast in person at a meeting called for the purpose of voting on such approval.

      In connection with their deliberations relating to each Fund's current Investment Management Agreement and Sub-Advisory Agreement, the Board of Directors/Trustees considered information that had been provided by ING Investments and the Sub-Advisers to the Funds that engage them. In considering the Investment Management Agreements and Sub-Advisory Agreements, the Board of Directors/Trustees considered several factors they believed, in light of the legal advice furnished to them by their independent legal counsel and their own business judgment, to be relevant. The factors considered by the Board of Directors/Trustees in reviewing the Investment Management Agreement included, but were not limited to the following: (1) the performance of the Funds; (2) the nature and quality of the services provided by ING Investments; (3) the fairness of the compensation under the Investment Management Agreements in light of the services provided; (4) the profitability to ING Investments from the Investment Management Agreement; (5) the personnel, operations, financial condition, and investment management capabilities, methodologies and performance of ING Investments, as well as its efforts in recent years to build its investment management capabilities and administrative infrastructure; and (6) the expenses borne by shareholders of the Funds. The Board of Directors/Trustees also considered the total services provided by the Administrator as well as the fees the Administrator receives for such services.

      The factors considered by the Board of Directors/Trustees in reviewing the Sub-Advisory Agreements included, but were not limited to the following: (1) the performance of the Funds; (2) the nature and quality of the services provided by the Sub-Advisers; (3) the fairness of the compensation under the Sub-Advisory Agreements in light of the services provided; (4) the personnel, operations, financial condition, and investment management capabilities, methodologies and performance of each Sub-Adviser; and (5) the costs for the services of the Sub-Adviser. The Board of Directors/Trustees also considered the advisory fee retained by ING Investments for its services to sub-advised Funds.

      In reviewing the terms of each Investment Management Agreement and each Sub-Advisory Agreement and in discussions with the Investment Adviser concerning such Investment Management Agreements and Sub-Advisory Agreements, the Independent Directors/Trustees were represented by independent legal counsel. Based upon its review, the Board of Directors/Trustees has determined that the Investment Management Agreements and Sub-Advisory Agreements are in the interests of the Funds and their shareholders. Accordingly, after consideration of the factors described above, and such other factors and information it considered relevant, the Board of Directors/Trustees of each Fund, including the unanimous vote of the Independent Directors/Trustees, approved the Investment Management Agreements and Sub-Advisory Agreements.

      Each Investment Management Agreement is terminable without penalty with not less than 60 days' notice by the Board of Directors/Trustees or by a vote of the holders of a majority of the Fund's outstanding shares voting as a single class, or upon not less than 60 days' notice by the Investment Adviser. The Investment Management Agreement will terminate automatically in the event of its "assignment" (as defined in the 1940 Act).

      As of December 31, 2001, ING Investments had assets under management of over $17.6 billion.

                             INVESTMENT ADVISER FEES

      The Investment Adviser bears the expense of providing its services, and pays the fees of the Sub-Adviser (if any). For its services, each Fund pays the Investment Adviser a monthly fee in arrears equal to the following as a percentage of the Fund's average daily net assets during the month:

Series                Annual Investment Adviser Fee
------                -----------------------------

Asia-Pacific                    Equity Fund 1/12 of 1.25% of the Fund's average
                                daily net assets during the month (approximately
                                1.25% on an annual basis)

Emerging Countries Fund         1.25% of the Fund's average daily net assets

European Equity Fund            1.15% of the Fund's average daily net assets

Global Communications Fund      1.00% of the Fund's average daily net assets

Global Real Estate Fund         1.00% of the Fund's average daily net assets

Global Technology Fund          1.25% of the Fund's average daily net assets

International Core Growth Fund  1.00% of the first $500 million of the Fund's average net assets, 0.90% of the next $500 million of average net assets, and 0.85% of the average net assets in excess of $1 billion

International Fund              1.00% of the Fund's average daily net assets

International SmallCap Growth   1.00% of the first $500 million of the Fund's
Fund                            average net assets, 0.90% of the next $500
                                million of average net assets, and 0.85% of the average net assets in excess of $1 billion

International Value Fund        1.00% of the Fund's average daily net assets

Precious Metals Fund            1.00% on the first $50 million and 0.75%
                                thereafter

Russia Fund                     1.25% of the Fund's average daily net assets

Worldwide Growth Fund           1.00% of the first $500 million of the Fund's
                                average net assets, 0.90% of the next $500 million of average net assets, and 0.85% of the average net assets in excess of $1 billion


         Total Advisory Fees Paid by the series of Mutual Funds(1) and
                  Advisory Funds During the Fiscal Year Ended:

--------------------------------------------------------------------------------------------
                                    October 31               June 30            March 31
             Fund               2001       2000(2)        2000      1999(3)       1999
                                ----       ----           ----      ----          ----

Asia Pacific Equity Fund       $182,354    $96,557      $413,123    $303,920      N/A

International Core             $569,246    $288,517     $698,942    $253,063      $1,061,288
Growth Fund

Worldwide Growth Fund          $4,723,391  $2,199,958   $4,327,642  $589,768      $1,472,492

International SmallCap         $5,329,734  $2,362,535   $4,285,711  $327,972      $1,149,529
Growth Fund

Emerging Countries Fund        $969,468    $1,924,552   $2,773,339  $716,000      $3,476,180
--------------------------------------------------------------------------------------------

---------------
(1) Prior to the Reorganization, Mutual Funds had not engaged the services of an investment adviser for the Trust's A, B, C and Institutional Portfolios because these portfolios invested all their assets in master funds of the Master Trust. Consequently, the amounts of the advisory fees reported below for Mutual Funds were for services provided to the master funds of the Master Trust.

(2) Reflects four month period from July 1, 2000 to October 31, 2000. Effective July 26, 2000, the Funds changed their fiscal year end to October 31 from June 30.

(3) Reflects three month period from April 1, 1999 to June 30, 1999 except for Asia-Pacific Equity Fund which is for the year ended June 30, 1999.


              Total Advisory Fees Paid by the International Fund,
                Precious Metals Fund and Russia Fund During the
                               Fiscal Year Ended:

--------------------------------------------------------------------------------
                               October 31           December 31    December 31
        Fund              2001         2000(1)          1999          1998
                          ----         ----             ----          ----

International Fund         $421,204       $228,277       $224,416      $210,897

Precious Metals Fund       $516,587       $439,593       $583,491      $552,325

Russia Fund                $594,656       $740,035       $444,970      $796,381

----------------
(1) For the ten months from January 1, 2000 to October 31, 2000. Effective July 26, 2000, International Fund, Precious Metals Fund, and Russia Fund changed their fiscal year end to October 31 from December 31.


              Total Advisory Fees Paid by the series of Mayflower
                Trust and Funds Trust(1) During the Fiscal Year
                                     Ended:

-----------------------------------------------------------------------
           Fund                            October 31
                                2001            2000          1999
                                ----            ----          ----

International Value Fund       $23,993,859    $15,936,553   $7,164,823

European Equity Fund             $298,825       $174,226      $71,435

Global Communications            $402,328       $183,787          N/A
Fund

Global Technology Fund         $1,005,614       $918,541     $108,222

------------------
(1) Because Global Real Estate Fund is new, it paid no advisory fees during the fiscal year ended October 31, 2001.


Sub-Advisory Agreements

      The Investment Management Agreement for certain ING Funds provides that the Investment Adviser, with the approval of a Company's Board of Directors/Trustees, may select and employ investment advisers to serve as Sub-Adviser for any ING Fund, and shall monitor the Sub-Advisers' investment programs and results, and coordinate the investment activities of the Sub-Advisers to ensure compliance with regulatory restrictions. The Investment Adviser pays all of its expenses arising from the performance of its obligations under the Investment Management Agreement, including all fees payable to the Sub-Advisers, executive salaries and expenses of the Directors/Trustees and officers of a Company who are employees of the Investment Adviser or its affiliates, and office rent of a Company. The Sub-Advisers pay all of their expenses arising from the performance of its obligations under the Sub-Advisory Agreements.

      Subject to the expense reimbursement provisions described in this SAI, other expenses incurred in the operation of the Company are borne by the ING Funds, including, without limitation, investment advisory fees; brokerage commissions; interest; legal fees and expenses of attorneys; fees of independent auditors, transfer agents and dividend disbursing agents, accounting agents, and custodians; the expense of obtaining quotations for calculating each Fund's net asset value; taxes, if any, and the preparation of each Fund's tax returns; cost of stock certificates and any other expenses (including clerical expenses) of issue, sale, repurchase or redemption of shares; fees and expenses of registering and maintaining the registration of shares of the ING Funds under federal and state laws and regulations; expenses of printing and distributing reports, notices and proxy materials to existing shareholders; expenses of printing and filing reports and other documents filed with governmental agencies; expenses of annual and special shareholder meetings; expenses of printing and distributing prospectuses and statements of additional information to existing shareholders; fees and expenses of Directors/Trustees of the Company who are not employees of the Investment Adviser or any Sub-Adviser, or their affiliates; membership dues in trade associations; insurance premiums; and extraordinary expenses such as litigation expenses.

      The Sub-Advisory Agreements may be terminated without payment of any penalties by the Investment Adviser, the Directors/Trustees, on behalf of a Company, or the shareholders of such Fund upon 60 days' prior written notice. Otherwise, the Sub-Advisory Agreements will remain in effect for two years and will, thereafter, continue in effect from year to year, subject to the annual approval of the appropriate Board of Directors/Trustees, on behalf of a Fund, or the vote of a majority of the outstanding voting securities, and the vote, cast in person at a meeting duly called and held, of a majority of the Directors/Trustees, on behalf of a Fund who are not parties to the Sub-Advisory Agreement or "interested persons" (as defined in the 1940 Act) of any such party.

      Pursuant to a Sub-Advisory Agreement between ING Investments and Brandes, Brandes acts as Sub-Adviser to International Value Fund. In this capacity, Brandes, subject to the supervision and control of ING Investments and the Trustees of the Fund, manages the Fund's portfolio investments, consistently with its investment objective, and executes any of the Fund's investment policies that it deems appropriate to utilize from time to time. Fees payable under the Sub-Advisory Agreements accrue daily and are paid monthly by ING Investments. Brandes' address is 11988 El Camino Real Ste. 500, P.O. Box 919048, San Diego, California 92191. Charles Brandes, who controls the general partner of Brandes, serves as one of the Managing Directors of Brandes.

      Pursuant to a Sub-Advisory Agreement between ING Investments and NACM, dated October 29, 1999, NACM acts as Sub-Adviser to International SmallCap Growth Fund. In this capacity, NACM, subject to the supervision and control of ING Investments and the Trustees of the Fund, manages the Fund's portfolio investments, consistently with the Fund's investment objective, and executes any of the Fund's investment policies that it deems appropriate to utilize from time to time. NACM's address is 600 West Broadway, 30th Floor, San Diego, California 92101. Its general partner is Nicholas-Applegate Capital Management Holdings, L.P., a California limited partnership, the general partner of which is Nicholas-Applegate Capital Management Holdings, Inc., a California corporation owned by Arthur Nicholas.

      Pursuant to a Sub-Advisory Agreement between ING Investments and IIMA, IIMA serves as Sub-Adviser to Global Technology Fund, Global Communications Fund and European Equity Fund. In this capacity, IIMA, subject to the supervision and control of the Investment Adviser and the Trustees of the Funds, on behalf of the Funds, manages the Funds' portfolio investments consistently with each Fund's investment objective, and executes any of the Funds' investment policies that it deems appropriate to utilize from time to time. Located at Schenkkade 65, 2595 AS, The Hague, The Netherlands, IIMA operates under the collective management of ING Investment Management.

      Pursuant to a Sub-Advisory Agreement between ING Investments and CRA, CRA serves as Sub-Adviser to the Global Real Estate Fund. In this capacity, CRA, subject to the supervision and control of the Investment Adviser and the Trustees of the Fund, on behalf of the Fund, manages the Fund's portfolio investments consistently with the Fund's investment objective, and executes any of the Fund's investment policies that it deems appropriate to utilize from time to time. Located at 259 Radnor-Chestor Road, Radnor, PA 19087, CRA is in the business of providing investment advice to institutional and individual clients.

      For the following Funds as compensation to each Sub-Adviser for its services, the Investment Adviser pays the Sub-Adviser a monthly fee in arrears equal to the following as a percentage of the Fund's average daily net assets managed during the month:

Series                          Annual Sub-Advisory Fee
------                          -----------------------

International SmallCap          0.50% of the first $500 million of the Fund's
Growth Fund net assets,         average net assets, 0.45% of the next $500
                                million of average net assets, and 0.425% of the average net assets in excess of $1 billion

International Value Fund        0.50% of the Fund's average daily net assets

European Equity Fund            0.575% of the Fund's average daily net assets

Global Technology Fund          0.625% of the Fund's average daily net assets

Global Communications           0.50% of the Fund's average daily net assets

Fund Global Real Estate Fund    0.50% of the Fund's average daily net assets

Former Sub-Adviser for Emerging Countries Fund, Worldwide Growth Fund, and International Core Growth Fund. NACM served as Sub-Adviser to Emerging Countries Fund, Worldwide Growth Fund and International Core Growth Fund through September 30, 2000. Prior to May 24, 1999, NACM was the investment adviser of these Funds, and neither of these Funds nor NACM paid portfolio management fees. For the fiscal year ended June 30, 2000, the Investment Manager paid portfolio management fees to NACM of $6,050,290 and for the three-month period ended September 30, 2000 paid portfolio management fees of $2,221,967.

Former Sub-Adviser for Asia-Pacific Equity Fund. HSBC Asset Management (Americas) Inc., HSBC Asset Management (Hong Kong) Limited and HSBC Asset Management (Europe) Limited (collectively "HSBC") acted as Sub-Adviser to the Asia-Pacific Equity Fund through January 1, 2001. For the fiscal years ended June 30, 1998, 1999 and 2000, the Investment Adviser paid portfolio management fees to HSBC of $221,487, $307,103 and $166,558, respectively. For the period from July 1, 2000 through October 31, 2000, the Adviser paid portfolio management fees to HSBC of $ 40,318.

Former Sub-Adviser for the Russia Fund. Troika Dialog Asset Management (Cayman Islands), Ltd. ("Troika Dialog") acted as Sub-Adviser to the Russia Fund until January 2, 2001. As of January 2, 2001, ING directly manages the Russia Fund. The total amounts of sub-advisory fees paid by Russia Fund for the fiscal years ended December 31, 1998, 1999, and the ten month period from 1/1/00 to 10/31/00 were $398,191, $222,485, and $370,018, respectively.

             Total Sub-Advisory Fees Paid by the Investment Adviser
                         During the Fiscal Year Ended:

-------------------------------------------------------------------------
                           October 31       October 31       June 30
          Fund                2001           2000(1)           2000
                              ----           ----              ----

International SmallCap     $2,664,867       $1,181,268     $2,137,981
Growth

---------------
(1) Reflects four month period from July 1, 2000 to October 31, 2000. Effective July 26, 2000, the Fund changed its fiscal year end to October 31 from June 30.


             Total Sub-Advisory Fees Paid by the Investment Adviser
                        During the Fiscal Year Ended:(1)

-------------------------------------------------------------------------
                                            October 31
          Fund                   2001            2000            1999
                                 ----            ----            ----

International Value          $11,996,930      $3,582,411      $1,750,654

European Equity                 $175,394         $87,113         $35,538

Global Technology               $353,302         $459,270        $54,111

Global Communications            $55,827         $183,781            N/A

-----------------
(1) Because Global Real Estate Fund is new, the Investment Adviser paid no sub-advisory fees during the fiscal year ended October 31, 2001.

Administration

      ING Funds Services, LLC ("ING Funds Services" or the "Administrator") serves as administrator for all Funds except Asia-Pacific Equity Fund, pursuant to an Administrative Services Agreement with Mayflower Trust, Mutual Funds, International Fund, Russia Fund, Precious Metals Fund and Funds Trust. Subject to the supervision of the Board of Directors/Trustees, the Administrator provides the overall business management and administrative services necessary to the proper conduct of the Funds' business, except for those services performed by the Investment Adviser under the Investment Management Agreements, the custodian for the Funds under the Custodian Agreements, the transfer agent for the Funds under the Transfer Agency Agreements, and such other service providers as may be retained by the Funds from time to time. The Administrator acts as a liaison among these service providers to the Funds. The Administrator is also responsible for ensuring that the Funds operate in compliance with applicable legal requirements and for monitoring the Investment Adviser for compliance with requirements under applicable law and with the investment policies and restrictions of the Funds. The Administrator is an affiliate of the Investment Adviser.

      ING Funds Services serves as Shareholder Services Agent for the Asia-Pacific Equity Fund pursuant to a shareholder services agreement. Under the terms of the Agreement, ING Funds Services, LLC has agreed to: (1) review, respond and process correspondence from former or existing shareholder accounts; and (2) receive and respond, in writing if necessary, to telephone calls pertaining to any former, existing or new shareholders and maintain prior recordkeeping regarding such calls and responses. The Agreement does not provide for any services required to be provided by a registered broker-dealer or registered transfer agent. Prior to March 1, 2002, ING Funds Services, LLC served as Shareholder Services Agent for the International Core Growth, Worldwide Growth, International SmallCap Growth and Emerging Countries Funds.

      Prior to November 1, 2000, ING Fund Services Co. LLC ("ING Fund Services") had entered into an Administrative Services Agreement with ING Funds Trust, pursuant to which ING Fund Services performed or engaged third parties to perform account services and other services which included but were not limited to: (i) maintaining shareholder accounts; (ii) preparing shareholder statements, confirmations and shareholder lists; (iii) mailing shareholder statements, confirmations, prospectuses, statements of additional information, annual and semi-annual reports and proxy statements; (iv) tabulating proxies; (v) disbursement of dividends and other distributions; (vi) taxes on U.S. resident and non-resident accounts where applicable; (vii) preparation and filing of U.S. Treasury Department Forms 1099 and other appropriate forms required by applicable statutes, rules and regulation; and (viii) providing such other similar services directly to shareholder accounts.

      Prior to July 26, 2000, Lexington Management Corporation ("LMC") acted as administrator to International Fund, Russia Fund, and Precious Metals Fund, and performed certain administrative and internal accounting services, including but not limited to, maintaining general ledger accounts, regulatory compliance, preparing financial information for semi-annual and annual reports, preparing registration statements, calculating net asset values, providing shareholder communications, supervising the Custodian and Transfer Agent and providing facilities for such services. The Funds reimbursed LMC for its actual cost in providing such services, facilities and expenses.

      Prior to May 24, 1999, Mutual Funds had an Administration Agreement with Investment Company Administration ("ICA"), 4455 East Camelback Road, Suite 261-E, Phoenix, Arizona 85018. Pursuant to an Administration Agreement with Mutual Funds, ICA was responsible for performing all administrative services required for the daily business operations of Mutual Funds, subject to the supervision of the Board of Trustees of Mutual Funds. For the fiscal years ended March 31, 1999 and 1998, ICA received aggregate compensation of $1,059,155 and $848,799, respectively, for all of the series of Mutual Funds.

      Also, prior to May 24, 1999, Mutual Funds had an Administrative Services Agreement with NACM under which NACM was responsible for providing all administrative services which are not provided by ICA or by Mutual Funds' Distributor, transfer agents, accounting agents, independent accountants and legal counsel. For the fiscal years ended March 31, 1999 and 1998, NACM received aggregate compensation of $1,603,130 and $1,972,037, respectively, for all of the series of Mutual Funds pursuant to the Administrative Services Agreement.

              Total Administrative Fees Paid by the Fund Which are Series of Mayflower Trust and Funds Trust During the
                               Fiscal Year Ended:

-----------------------------------------------------------------------------
                                              October 31
Fund                               2001          2000             1999
                                   ----          ----             ----

International Value Fund        $3,649,006    $ 1,755,565       $931,067

European Equity Fund               $26,835        N/A              N/A

Global Technology Fund             $80,049        N/A              N/A

Global Communications              $41,467        N/A              N/A
Fund
-----------------------------------------------------------------------------

           Total Administrative Fees Paid by the International Fund,
                        Precious Metals Fund and Russia
                       Fund During the Fiscal Year Ended:

------------------------------------------------------------------
                               October 31            December 31
        Fund              2001         2000(1)          1999
                          ----         ----             ----

International Fund        $45,771      $21,803          N/A

Precious Metals Fund      $72,946      $11,744          N/A

Russia Fund               $47,476      $35,801          N/A
------------------------------------------------------------------

-----------------
(1) For the ten months from January 1, 2000 to October 31, 2000. Effective July 26, 2000, International Fund, Precious Metals Fund, and Russia Fund changed their fiscal year end to October 31 from December 31.



          Total Shareholder Services Fees Paid by the Funds Which are
              Series of Advisory Funds and Mutual Funds During the
                               Fiscal Year Ended:

------------------------------------------------------------------------
                             October October June 30
                                   31        31
             Fund                  2001    2000(1)     2000    1999(2)
             ----                  ----    ----        ----    ----

Asia Pacific Equity Fund         $ 6,935    $ 8,549   $ 6,210   $
                                                                11,834

International Core Growth Fund   $ 11,163   $ 3,813   $ 9,609    $ 414

Worldwide Growth Fund            $ 28,105   $ 9,471  $ 24,761   $ 1,590

International SmallCap Growth    $ 35,120   $        $ 28,293    $ 378
Fund                                        14,760

Emerging Countries Fund          $ 15,695   $ 5,289  $ 14,946   $ 1,353

-----------------
(1) For the period from July 1, 2000 through October 31, 2000.

(2) For the period from April 1, 1999 through June 30, 1999 except for Asia-Pacific Equity Fund which is for the fiscal year ended June 30, 1999.


                          EXPENSE LIMITATION AGREEMENTS

      The Investment Adviser has entered into expense limitation agreements with the following Funds, pursuant to which the Investment Adviser has agreed to waive or limit its fees. In connection with these agreements and certain U.S. tax requirements, the Investment Adviser will assume other expenses so that the total annual ordinary operating expenses of these Funds (which excludes interest, taxes, brokerage commissions, extraordinary expenses such as litigation, other expenses not incurred in the ordinary course of each Fund's business, and expenses of any counsel or other persons or services retained by the Company's Directors/Trustees who are not "interested persons" (as defined in the 1940 Act) of the Investment Adviser or Sub-Adviser do not exceed:

Fund                              Class A  Class B Class C  Class I Class M Class Q
-----                             -------  ------- -------  ------- ------- -------
Asia-Pacific Equity Fund           2.00%    2.75%    N/A      N/A    2.50%    N/A
Emerging Countries Fund            2.25%    2.90%   2.90%     N/A     N/A    2.15%
European Equity Fund               1.90%    2.65%   2.65%     N/A     N/A     N/A
Global Communications Fund         1.70%    2.45%   2.45%     N/A     N/A     N/A
Global Real Estate Fund            1.75%    2.50%   2.50%     N/A     N/A    1.75%
Global Technology Fund             1.95%    2.70%   2.70%    1.70%    N/A     N/A
International Core Growth Fund     1.95%    2.60%   2.60%     N/A     N/A    1.85%
International Fund                 2.75%    3.50%   3.50%     N/A     N/A    2.75%
International SmallCap Growth      1.95%    2.60%   2.60%     N/A     N/A    1.85%
Fund
Precious Metals Fund               2.75%     N/A     N/A      N/A     N/A     N/A
Russia Fund                        3.35%     N/A     N/A      N/A     N/A     N/A
Worldwide Growth Fund              1.85%    2.50%   2.50%     N/A     N/A    1.75%


      Each Fund will at a later date reimburse the Investment Adviser for management fees waived and other expenses assumed by the Investment Adviser during the previous 36 months, but only if, after such reimbursement, the Fund's expense ratio does not exceed the percentage described above. The Investment Adviser will only be reimbursed for fees waived or expenses assumed after the effective date of the expense limitation agreements. NACM will bear 50% of any fees waived and other expenses assumed pursuant to the expense limitation agreement with respect to International SmallCap Growth Fund for which it serves as Sub-Adviser, and will receive 50% of any recoupment amount with respect to such Fund.

      For Emerging Countries Fund, Worldwide Growth Fund, International SmallCap Growth Fund and International Core Growth Fund the expense limitation agreement provides that these expense limitations shall continue until October 31, 2002. For Asia-Pacific Equity Fund, the expense limitation agreement will continue at least through November 1, 2002. For Global Communications Fund, Global Technology Fund and European Equity Fund the expense limitation agreement provides that these expense limitations shall continue until October 31, 2003. For Global Real Estate Fund, the expense limitation agreement provides that the expense limit shall continue until August 7, 2003. For International Fund, Precious Metals Fund and Russia Fund, the expense limitation agreement provides that these expense limitations shall continue until July 26, 2002. With the exception of Funds Trust, the expense limitations are contractual and shall renew automatically for one-year terms unless the Investment Adviser provides written notice of termination of the agreement upon thirty (30) days' prior to the end of the then-current term or upon termination of the Investment Management Agreement. For Funds Trust, the expense limitations are contractual and shall renew automatically for one-year terms unless the Investment Adviser provides written notice of termination of the agreement to a lead Independent Trustee within ninety (90) days' of the end of the then-current term for that Fund or upon termination of the Investment Management Agreement. With the exception of Funds Trust, each Expense Limitation Agreement may also be terminated by the Fund, without payment of any penalty, upon ninety (90) days' prior written notice to the Investment Adviser at its principal place of business. For Funds Trust, the Expense Limitation Agreement may be terminated by the Trust, without payment of any penalty, upon written notice to the Investment Adviser at its principal place of business within ninety (90) days' of the end of the then-current term for a Fund.

      For Emerging Countries, Worldwide Growth, International SmallCap Growth and International Core Growth Funds, prior to the expense limitation agreement described above, the Investment Adviser voluntarily agreed to waive all or a portion of its fee and to reimburse operating expenses of the ING Funds, excluding distribution fees, interest, taxes, brokerage and extraordinary expenses, up to 0.75%.

      The voluntary fee reductions were as follows:

-------------------------------------------------------------------------------------
                                    October 31        June 30    June 30   March 31
Fund                              2001     2000(1)     2000      1999(2)     1999
----                              ----     ----        ----      ----        ----

Asia-Pacific Equity Fund         $161,970   $50,371    $145,502  $249,734   $355,259

Emerging Countries Fund           $22,901  $100,513    $346,154   $69,001   $816,718

Worldwide Growth Fund            $440,133        $0          $0        $0   $242,660

International SmallCap Growth          $0        $0          $0    $3,405   $168,199
Fund

International Core Growth Fund   $148,124    41,295    $212,567   $11,093   $253,811

----------------
(1) Reflects four month period from July 1, 2000 to October 31, 2000. Effective July 26, 2000, the Funds changed their fiscal year end to October 31 from June 30.
(2)   Reflects three month period from April 1, 1999 to June 30, 1999.

      Prior to July 26, 2000, the following Funds voluntarily limited expenses to the following amounts:

                         Maximum Operating Expense Limit
                     (as a percentage of average net assets)

      Fund Name                                  Previous Expense Cap

Precious Metals Fund                             2.75%
International Fund                               2.75%
Russia Fund                                      3.35%


Distributor

      Shares of each Fund are distributed by ING Funds Distributor, Inc. ("ING Funds Distributor" or the "Distributor") pursuant to an Underwriting Agreement between each Company and the Distributor. Each Underwriting Agreement requires the Distributor to use its best efforts on a continuing basis to solicit purchases of shares of the Funds. Each Company and the Distributor have agreed to indemnify each other against certain liabilities. At the discretion of the Distributor, all sales charges may at times be reallowed to an authorized dealer ("Authorized Dealer"). If 90% or more of the sales commission is reallowed, such Authorized Dealer may be deemed to be an "underwriter" as that term is defined under the Securities Act of 1933 (the "1933 Act"). Each Underwriting Agreement will remain in effect for two years and from year to year thereafter only if its continuance is approved annually by a majority of the Board of Directors/Trustees who are not parties to such agreement or "interested persons" of any such party and must be approved either by votes of a majority of the Directors/Trustees or a majority of the outstanding voting securities of the Company. See the Prospectus for information on how to purchase and sell shares of the ING Funds, and the charges and expenses associated with an investment. The sales charge retained by the Distributor and the commissions reallowed to selling dealers are not an expense of the ING Funds and have no effect on the net asset value of the ING Funds. The Distributor, like the Investment Adviser is an indirect, wholly owned subsidiary of ING Group. Prior to July 26, 2000, the distributor for Precious Metals Fund, Russia Fund and International Fund was Lexington Funds Distributor, Inc. ("LFD"). Prior to November 6, 2000, ING Funds Distributor, Inc. served as the distributor for the European Equity, Global Communications and Global Technology Funds.

      For the fiscal year ended October 31, 2001, the Distributor received the following amounts in sales charges in connection with the sale of shares (1):

---------------------------------------------------------------------------------------
Fund                  Class A     Class A   Class B  Class C    Class M      Class M
                      Sales        Sales    Deferred Deferred    Sales        Sales
                      Charges     Charges   Sales    Sales      Charges      Charges
                      Before       After    Charges  Charges     Before       After
                      Dealer      Dealer                         Dealer      Dealer
                      Re-Allowan  Re-Allowance                  Re-Allowance Re-Allowance

Asia-Pacific Equity    $46,061    $6,008       $0      N/A       $2,053       $440
Fund

Emerging Countries    $167,480    $21,845      $0    $37,235      N/A          N/A
Fund

European Equity Fund  $250,639    $32,692      $0      $11        N/A          N/A

Global                $159,756    $20,838      $0     $3,280      N/A          N/A
Communications Fund

Global Real Estate       N/A        N/A       N/A      N/A        N/A          N/A
Fund

Global Technology     $222,287    $28,994      $0     $3,763      N/A          N/A
Fund

International Fund    $236,607    $30,862      $0      $316       N/A          N/A

International Core     $57,117    $7,450       $0    $107,136     N/A          N/A
Growth Fund

International         $689,130    $89,888      $0    $148,594     N/A          N/A
SmallCap Growth Fund

International Value   $2,455,004 $320,218      $0    $264,063     N/A          N/A
Fund

Precious Metals Fund   $27,210    $3,549      N/A      N/A        N/A          N/A

Russia Fund           $2,022,736 $263,829     N/A      N/A        N/A          N/A

Worldwide Growth Fund $258,829    $33,756      $0    $119,698     N/A          N/A

----------------
(1) Because Global Real Estate Fund is new, the Distributor did not receive any sales charges in connection with the sale of shares of the Fund for the fiscal year ended October 31, 2001.

      The Distributor received $4,391,568, $5,621,753 and $1,128,487 in sales charges, after re-allowance to Dealers, in connection with the sales of shares of shares of all ING Funds managed by ING Investments during calendar years 2001, 2000 and 1999, respectively.

                                RULE 12b-1 PLANS

      Each Company has a distribution plan pursuant to Rule 12b-1 under the 1940 Act applicable to most classes of shares offered by each Fund ("Rule 12b-1 Plans"). The ING Funds intend to operate the Rule 12b-1 Plans in accordance with their terms and the National Association of Securities Dealers, Inc. rules concerning sales charges. Under the Rule 12b-1 Plans, the Distributor may be entitled to payment each month in connection with the offering, sale, and shareholder servicing of Class A, Class B, Class C, Class M and Class Q shares in amounts as set forth in the following table. The ING Funds do not have a 12b-1 Plan with respect to the Institutional Class (Class I).

--------------------------------------------------------------------------------
                                      Fees Based on Average Daily Net Assets
                                   ---------------------------------------------
            Name of Fund           Class A  Class B  Class C  Class M  Class Q
--------------------------------------------------------------------------------

Asia-Pacific Equity Fund              0.25%   1.00%    N/A    0.75%    N/A

International Core Growth Fund        0.35%   1.00%   1.00%    N/A    0.25%

Worldwide Growth Fund                 0.35%   1.00%   1.00%    N/A    0.25%

International SmallCap Growth Fund    0.35%   1.00%   1.00%    N/A    0.25%

Emerging Countries Fund               0.35%   1.00%   1.00%    N/A    0.25%

Precious Metals Fund                  0.25%    N/A     N/A     N/A     N/A

Russia Fund                           0.25%    N/A     N/A     N/A     N/A

International Fund                    0.25%   1.00%   1.00%    N/A    0.25%

International Value Fund              0.30%   1.00%   1.00%    N/A    0.25%

Global Technology Fund                0.35%   1.00%   1.00%    N/A     N/A

Global Communications Fund            0.35%   1.00%   1.00%    N/A     N/A

Global Real Estate Fund               0.25%   1.00%   1.00%    N/A    0.25%

European Equity Fund                  0.35%   1.00%   1.00%    N/A     N/A
------------------------------------------------------------------------------


      These fees may be used to cover the expenses of the Distributor primarily intended to result in the sale of Class A, Class B, Class C, Class M and Class Q shares of the ING Funds, including payments to dealers for selling shares of the ING Funds and for servicing shareholders of these classes of the ING Funds. Activities for which these fees may be used include: promotional activities; preparation and distribution of advertising materials and sales literature; expenses of organizing and conducting sales seminars; personnel costs and overhead of the Distributor; printing of prospectuses and statements of additional information (and supplements thereto) and reports for other than existing shareholders; payments to dealers and others that provide shareholder services; interest on accrued distribution expenses; and costs of administering the Rule 12b-1 Plans. No more than 0.75% per annum of a Fund's average net assets may be used to finance distribution expenses, exclusive of shareholder servicing payments, and no Authorized Dealer may receive shareholder servicing payments in excess of 0.25% per annum of a Fund's average net assets held by the Authorized Dealer's clients or customers.

      Under the Rule 12b-1 Plans, ongoing payments will be made on a quarterly basis to Authorized Dealers for both distribution and shareholder servicing at rates that are based on the average daily net assets of shares that are registered in the name of that Authorized Dealer as nominee or held in a shareholder account that designates that Authorized Dealer as the dealer of record. The rates, on an annual basis, are as follows: 0.25% for Class A, 0.25% for Class B, 1.00% for Class C, and 0.65% for Class M. Rights to these ongoing payments begin to accrue in the 13th month following a purchase of Class A, B or C shares and in the 1st month following a purchase of Class M shares. In addition, a 0.25% fee may be paid on Class Q shares. With respect to each 12b-1 Plan, the Distributor shall receive payment without regard to actual distribution expenses it incurs. In the event a Rule 12b-1 Plan is terminated in accordance with its terms, the obligations of a Fund to make payments to the Distributor pursuant to the Rule 12b-1 Plan will cease and the Fund will not be required to make any payments for expenses incurred after the date the Plan terminates.

      In addition to providing for the expenses discussed above, the Rule 12b-1 Plans also recognize that the Investment Adviser and/or the Distributor may use their resources to pay expenses associated with activities primarily intended to result in the promotion and distribution of the ING Funds' shares and other funds managed by the Investment Adviser. In some instances, additional compensation or promotional incentives may be offered to dealers. Such compensation and incentives may include, but are not limited to, cash, merchandise, trips and financial assistance to dealers in connection with pre-approved conferences or seminars, sales or training programs for invited sales personnel, payment for travel expenses (including meals and lodging) incurred by sales personnel and members of their families, or other invited guests, to various locations for such seminars or training programs, seminars for the public, advertising and sales campaigns regarding one or more of the ING Funds or other funds managed by the Investment Adviser and/or other events sponsored by dealers. In addition, the Distributor may, at its own expense, pay concessions in addition to those described above to dealers that satisfy certain criteria established from time to time by the Distributor. These conditions relate to increasing sales of shares of the ING Funds over specified periods and to certain other factors. These payments may, depending on the dealer's satisfaction of the required conditions, be periodic and may be up to (1) 0.30% of the value of the ING Funds' shares sold by the dealer during a particular period, and (2) 0.10% of the value of the ING Funds' shares held by the dealer's customers for more than one year, calculated on an annual basis.

      The Rule 12b-1 Plans have been approved by the Board of Directors/Trustees of each Fund, including all of the Directors/Trustees who are not interested persons of the Company as defined in the 1940 Act. Each Rule 12b-1 Plan must be renewed annually by the Board of Directors/Trustees, including a majority of the Directors/Trustees who are not interested persons of the Company and who have no direct or indirect financial interest in the operation of the Rule 12b-1 Plan, cast in person at a meeting called for that purpose. It is also required that the selection and nomination of such Directors/Trustees be committed to the Directors/Trustees who are not interested persons. Each Rule 12b-1 Plan and any distribution or service agreement may be terminated as to a Fund at any time, without any penalty, by such Directors/Trustees or by a vote of a majority of the Fund's outstanding shares on 60 days' written notice. The Distributor or any dealer or other firm may also terminate their respective distribution or service agreement at any time upon written notice.

      In approving each Rule 12b-1 Plan, the Board of Directors/Trustees has determined that differing distribution arrangements in connection with the sale of new shares of a Fund is necessary and appropriate in order to meet the needs of different potential investors. Therefore, the Board of Directors/Trustees, including those Directors/Trustees who are not interested persons of the Company, concluded that, in the exercise of their reasonable business judgment and in light of their fiduciary duties, there is a reasonable likelihood that the Rule 12b-1 Plans as tailored to each class of each Fund, will benefit such ING Funds and their respective shareholders.

      Each Rule 12b-1 Plan and any distribution or service agreement may not be amended to increase materially the amount spent for distribution expenses as to a Fund without approval by a majority of the Fund's outstanding shares, and all material amendments to a Plan or any distribution or service agreement shall be approved by the Directors/Trustees who are not interested persons of the Company, cast in person at a meeting called for the purpose of voting on any such amendment.

      The Distributor is required to report in writing to the Board of Directors/Trustees at least quarterly on the monies reimbursed to it under each Rule 12b-1 Plan, as well as to furnish the Board with such other information as may be reasonably be requested in connection with the payments made under the Rule 12b-1 Plan in order to enable the Board to make an informed determination of whether the Rule 12b-1 Plan should be continued.

      Total distribution expenses incurred by the Distributor for the costs of promotion and distribution with respect to each class of shares for the Funds for the fiscal period ended October 31, 2001 were as follows:(1)

-----------------------------------------------------------------------------
Distribution Expenses  Class A  Class B  Class C  Class I  Class M  Class Q
-----------------------------------------------------------------------------

Precious Metals Fund

Advertising...........   $689     N/A      N/A      N/A      N/A      N/A

Printing.............. $13,085    N/A      N/A      N/A      N/A      N/A

Salaries & Commissions $83,395    N/A      N/A      N/A      N/A      N/A

Broker Servicing...... $149,895   N/A      N/A      N/A      N/A      N/A

Miscellaneous......... $44,285    N/A      N/A      N/A      N/A      N/A

Total................. $291,349   N/A      N/A      N/A      N/A      N/A
-----------------------------------------------------------------------------


International Fund

Advertising...........   $989     $36      $42      N/A      N/A       $7

Printing.............. $18,782    $685     $789     N/A      N/A      $129

Salaries & Commissions $118,849  $4,334   $4,995    N/A      N/A      $815

Broker Servicing...... $189,064  $6,894   $7,946    N/A      N/A     $1,297

Miscellaneous......... $60,069   $2,190   $2,524    N/A      N/A      $412

Total................. $387,753 $14,139  $16,296    N/A      N/A     $2,660
-----------------------------------------------------------------------------


Russia Fund

Advertising...........   $697     N/A      N/A      N/A      N/A      N/A

Printing.............. $13,247    N/A      N/A      N/A      N/A      N/A

Salaries & Commissions $84,250    N/A      N/A      N/A      N/A      N/A

Broker Servicing...... $154,369   N/A      N/A      N/A      N/A      N/A

Miscellaneous......... $42,593    N/A      N/A      N/A      N/A      N/A

Total................. $295,156   N/A      N/A      N/A      N/A      N/A
-----------------------------------------------------------------------------


International Core
  Growth Fund

Advertising...........   $276     $237     $632     N/A      N/A      $116

Printing..............  $5,202   $4,511  $12,010    N/A      N/A     $2,211

Salaries & Commissions $33,370  $28,929  $77,024    N/A      N/A    $14,180

Broker Servicing...... $52,639  $45,633  $121,499   N/A      N/A    $22,367

Miscellaneous......... $45,162  $39,152  $104,243   N/A      N/A    $19,191

Total................. $136,649 $118,462 $315,408   N/A      N/A    $58,065
-----------------------------------------------------------------------------


Worldwide Growth Fund

Advertising...........  $1,230    $498    $3,223    N/A      N/A      $120

Printing.............. $23,356   $9,466  $61,246    N/A      N/A     $2,272

Salaries & Commissions $149,980 $60,782  $393,270   N/A      N/A    $14,586

Broker Servicing...... $474,414 $192,263 $1,243,988 N/A      N/A    $46,140

Miscellaneous......... $249,996 $101,315 $655,531   N/A      N/A    $24,314

Total................. $898,976 $364,324 $2,357,258 N/A      N/A    $87,432
-----------------------------------------------------------------------------

-----------------------------------------------------------------------------
Int'l SmallCap Growth
Fund

Advertising...........  $3,414   $1,472   $3,457    N/A      N/A     $1,409

Printing.............. $64,827  $27,965  $65,683    N/A      N/A    $26,774

Salaries & Commissions $420,275 $181,293 $425,822   N/A      N/A    $173,572

Broker Servicing...... $515,999 $222,586 $522,811   N/A      N/A    $213,107

Miscellaneous......... $557,699 $240,574 $565,062   N/A      N/A    $230,329

Total................. $1,562,21$673,890 $1,582,835 N/A      N/A    $645,191
-----------------------------------------------------------------------------


Emerging Countries
Fund

Advertising...........   $872     $191     $801     N/A      N/A      $313

Printing.............. $16,529   $3,638  $15,220    N/A      N/A     $5,951

Salaries & Commissions $103,217 $22,718  $95,044    N/A      N/A    $37,160

Broker Servicing...... $309,324 $68,082  $284,832   N/A      N/A    $111,363

Miscellaneous......... $87,929  $19,353  $80,967    N/A      N/A    $31,656

Total................. $517,871 $113,982 $476,864   N/A      N/A    $186,443
-----------------------------------------------------------------------------


Asia-Pacific Equity
Fund

Advertising...........   $327     $235     N/A      N/A      $147     N/A

Printing..............  $6,212   $4,463    N/A      N/A     $2,801    N/A

Salaries & Commissions $39,617  $28,461    N/A      N/A    $17,866    N/A

Broker Servicing...... $35,465  $25,476    N/A      N/A    $15,992    N/A

Miscellaneous......... $27,478  $19,740    N/A      N/A    $12,391    N/A

Total................. $109,099 $78,375    N/A      N/A    $49,197    N/A
-----------------------------------------------------------------------------


European Equity Fund

Advertising...........   $577     $35       $6      N/A      N/A      N/A

Printing.............. $10,954    $659     $106     N/A      N/A      N/A

Salaries & Commissions $68,073   $4,096    $657     N/A      N/A      N/A

Broker Servicing...... $82,188   $4,945    $793     N/A      N/A      N/A

Miscellaneous......... $31,373   $1,888    $303     N/A      N/A      N/A

Total................. $193,165 $11,623   $1,865    N/A      N/A      N/A
-----------------------------------------------------------------------------


Global Technology Fund

Advertising...........   $415     $139     $73      N/A      N/A      N/A

Printing..............  $7,854   $2,642   $1,389    N/A      N/A      N/A

Salaries & Commissions $48,930  $16,459   $8,654    N/A      N/A      N/A

Broker Servicing...... $116,350 $39,137  $20,579    N/A      N/A      N/A

Miscellaneous......... $24,995   $8,408   $4,421    N/A      N/A      N/A

Total................. $198,544 $66,785  $35,116    N/A      N/A      N/A
-----------------------------------------------------------------------------

-----------------------------------------------------------------------------
Global Communications
Fund

Advertising...........   $404     $169     $43      N/A      N/A      N/A

Printing..............  $7,629   $3,210    $825     N/A      N/A      N/A

Salaries & Commissions $47,366  $19,929   $5,125    N/A      N/A      N/A

Broker Servicing...... $69,408  $29,202   $7,509    N/A      N/A      N/A

Miscellaneous......... $21,716   $9,137   $2,349    N/A      N/A      N/A

Total................. $146,523 $61,647  $15,851    N/A      N/A      N/A
-----------------------------------------------------------------------------


International Value
Fund

Advertising........... $12,721   $4,909  $17,938    N/A      N/A      $339

Printing.............. $241,674 $93,263  $340,826   N/A      N/A     $6,448

Salaries & Commissions $1,527,73$589,560 $2,154,514 N/A      N/A    $40,759

Broker Servicing...... $2,460,74$949,615 $3,470,315 N/A      N/A    $65,652

Miscellaneous......... $1,855,54$716,065 $2,616,819 N/A      N/A    $49,505

Total................. $6,098,42$2,353,41$8,600,412 N/A      N/A    $162,703
-----------------------------------------------------------------------------

----------------------
(1) Because Global Real Estate Fund is new, the Distributor did not incur any distribution expenses in conjunction with the promotion and distribution of the Fund's shares.


Shareholder Serves Representative

      ING Funds Services, an affiliate of the Investment Adviser, serves as Shareholder Services Representative for the ING Funds. The Shareholder Services Representative is responsible for responding to written and telephonic inquiries from shareholders. Each Fund pays the Shareholder Services Representative a monthly fee on a per-contact basis, based upon incoming and outgoing telephonic and written correspondence.

Other Expenses

      In addition to the management fee and other fees described previously, each Fund pays other expenses, such as legal, audit, transfer agency and custodian out-of-pocket fees, proxy solicitation costs, and the compensation of Directors/Trustees who are not affiliated with the Investment Adviser. Most Fund expenses are allocated proportionately among all of the outstanding shares of that Fund. However, the Rule 12b-1 Plan fees for each class of shares are charged proportionately only to the outstanding shares of that class.

                                 CODE OF ETHICS

      The ING Funds, the Investment Adviser and the Distributor have adopted a Code of Ethics governing personal trading activities of all Directors/Trustees, officers of the ING Funds and persons who, in connection with their regular functions, play a role in the recommendation of any purchase or sale of a security by each Fund or obtain information pertaining to such purchase or sale. The Code of Ethics is intended to prohibit fraud against a Fund that may arise from personal trading. Personal trading is permitted by such persons subject to certain restrictions; however such persons are generally required to pre-clear all security transactions with the ING Funds' Compliance Officer or her designee and to report all transactions on a regular basis. The Sub-Advisers have adopted their own Codes of Ethics to govern the personal trading activities of their personnel.

                     SUPPLEMENTAL DESCRIPTION OF INVESTMENTS

      Some of the different types of securities in which the Funds may invest, subject to their respective investment objectives, policies and restrictions, are described in the Prospectus under "The Funds at a Glance," "Investment Objective and Investment Strategy" and "More Information About Risks." Additional information concerning the characteristics and risks of certain of the Funds' investments are set forth below. There can be no assurance that any of the Funds will achieve their investment objectives.

Temporary Defensive and Other Short-Term Positions

      Each Fund may invest in certain short-term, high-quality debt instruments and in U.S. Government securities for the following purposes: (i) to meet anticipated day-to-day operating expenses; (ii) pending the Investment Adviser's or Sub-Adviser's ability to invest cash inflows; (iii) to permit the Fund to meet redemption requests; and (iv) for temporary defensive purposes. A Fund for which the investment objective is capital appreciation may also invest in such securities if the Fund's assets are insufficient for effective investment in equities.

      Although it is expected that each Fund will normally be invested consistent with its investment objectives and policies, the short-term instruments in which a Fund may invest include: (i) short-term obligations of the U.S. Government and its agencies, instrumentalities, authorities or political subdivisions; (ii) other short-term debt securities; (iii) commercial paper, including master notes; (iv) bank obligations, including certificates of deposit, time deposits and bankers' acceptances; and (v) repurchase agreements. Asia-Pacific Equity Fund may also invest in long-term U.S. Government securities, money market funds and short-term obligations of foreign governments and their agencies, instrumentalities, authorities, or political subdivisions. The Funds will normally invest in short-term instruments that do not have a maturity of greater than one year.

Common Stock, Convertible Securities and Other Equity Securities

      Each Fund may invest in common stocks, which represent an equity (ownership) interest in a company. This ownership interest generally gives a Fund the right to vote on issues affecting the company's organization and operations. Such investments will be diversified over a cross-section of industries and individual companies. Some of these companies will be organizations with market capitalizations of $500 million or less or companies that have limited product lines, markets and financial resources and are dependent upon a limited management group. Examples of possible investments include emerging growth companies employing new technology, cyclical companies, initial public offerings of companies offering high growth potential, or other corporations offering good potential for high growth in market value. The securities of such companies may be subject to more abrupt or erratic market movements than larger, more established companies both because the securities typically are traded in lower volume and because the issuers typically are subject to a greater degree to changes in earnings and prospects.

      Each Fund may also buy other types of equity securities such as convertible securities, preferred stock, and warrants or other securities that are exchangeable for shares of common stock. A convertible security is a security that may be converted either at a stated price or rate within a specified period of time into a specified number of shares of common stock. By investing in convertible securities, a Fund seeks the opportunity, through the conversion feature, to participate in the capital appreciation of the common stock into which the securities are convertible, while investing at a better price than may be available on the common stock or obtaining a higher fixed rate of return than is available on common stocks. The value of a convertible security is a function of its "investment value" (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its "conversion value" (the security's worth, at market value, if converted into the underlying common stock). The credit standing of the issuer and other factors may also affect the investment value of a convertible security. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value.

      The market value of convertible debt securities tends to vary inversely with the level of interest rates. The value of the security declines as interest rates increase and increases as interest rates decline. Although under normal market conditions longer term debt securities have greater yields than do shorter term debt securities of similar quality, they are subject to greater price fluctuations. A convertible security may be subject to redemption at the option of the issuer at a price established in the instrument governing the convertible security. If a convertible security held by a Fund is called for redemption, the Fund must permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party. Rating requirements do not apply to convertible debt securities purchased by the Funds because the Funds purchase such securities for their equity characteristics.

      Preferred stock, unlike common stock, offers a stated dividend rate payable from a corporation's earnings. Such preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, a negative feature when interest rates decline. Dividends on some preferred stock may be "cumulative," requiring all or a portion of prior unpaid dividends to be paid before dividends are paid on the issuer's common stock. Preferred stock also generally has a preference over common stock on the distribution of a corporation's assets in the event of liquidation of the corporation, and may be "participating," which means that it may be entitled to a dividend exceeding the stated dividend in certain cases. The rights of preferred stocks on the distribution of a corporation's assets in the event of a liquidation are generally subordinate to the rights associated with a corporation's debt securities.

      As a matter of operating policy, each Fund which comprises ING Mutual Funds will invest no more than 5% of its net assets in warrants. A warrant gives the holder a right to purchase at any time during a specified period a predetermined number of shares of common stock at a fixed price. Unlike convertible debt securities or preferred stock, warrants do not pay a fixed dividend. Investments in warrants involve certain risks, including the possible lack of a liquid market for resale of the warrants, potential price fluctuations as a result of speculation or other factors, and failure of the price of the underlying security to reach or have reasonable prospects of reaching a level at which the warrant can be prudently exercised (in which event the warrant may expire without being exercised, resulting in a loss of the Fund's entire investment therein).

      Each Fund which comprises ING Mutual Funds may invest in "synthetic" convertible securities, which are derivative positions composed of two or more different securities whose investment characteristics, taken together, resemble those of convertible securities. For example, a fund may purchase a non-convertible debt security and a warrant or option, which enables the fund to have a convertible-like position with respect to a company, group of companies or stock index. Synthetic convertible securities are typically offered by financial institutions and investment banks in private placement transactions. Upon conversion, the fund generally receives an amount in cash equal to the difference between the conversion price and the then current value of the underlying security. Unlike a true convertible security, a synthetic convertible comprises two or more separate securities, each with its own market value. Therefore, the market value of a synthetic convertible is the sum of the values of its fixed-income component and its convertible component. For this reason, the values of a synthetic convertible and a true convertible security may respond differently to market fluctuations. A Fund only invests in synthetic convertibles with respect to companies whose corporate debt securities are rated "A" or higher by Moody's or "A" or higher by S&P and will not invest more than 15% of its net assets in such synthetic securities and other illiquid securities.

      Asia-Pacific Equity Fund may invest, in the equity securities of certain midcap companies. Midcap companies will tend to be smaller, less established companies and investment in these companies may involve greater risk than is customarily associated with securities of larger, more established companies. Midcap companies may experience relatively higher growth rates and higher failure rates than do larger companies. The trading volume of securities of midcap companies is normally less than that of larger companies and, therefore, may disproportionately affect their market price, tending to make them rise more in response to buying demand and fall more in response to selling pressure than is the case with larger companies.

Portfolio Hedging

      Precious Metals Fund, International Fund, Russia Fund, and Funds which comprise ING Funds Trust may hedge against changes in financial markets, currency rates and interest rates. The Funds may hedge with "derivatives." Derivatives are instruments whose value is linked to, or derived from, another instrument, like an index or a commodity. Hedging transactions involve certain risks. Although the Funds may benefit from hedging, unanticipated changes in interest rates or securities prices may result in greater losses for the Funds than if they did not hedge. If the Funds do not correctly predict a hedge, it may lose money. In addition, the Funds pay commissions and other costs in connection with hedging transactions.

      Risks Associated With Hedging Transactions. Hedging transactions have special risks associated with them, including possible default by the counterparty to the transaction, illiquidity and, to the extent the Investment Adviser's view as to certain market movements is incorrect, the risk that the use of a hedging transaction could result in losses greater than if it had not been used. Use of call options could result in losses to the Fund, force the sale or purchase of portfolio securities at inopportune times or for prices lower than current market values, or cause the Fund to hold a security it might otherwise sell.

      Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to the Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, the risk exists that the perceived linkage between various currencies may not be present or may not be present during the particular time that the Fund is engaging in portfolio hedging. Currency transactions are also subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be adversely affected by government exchange controls, limitations or restrictions on repatriation of currency, and manipulations or exchange restrictions imposed by governments. These forms of governmental actions can result in losses to the Fund if it is unable to deliver or receive currency or monies in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs.

      In addition, the Fund pays commissions and other costs in connection with such investments. Losses resulting from the use of hedging transactions will reduce the Fund's net asset value, and possibly income, and the losses can be greater than if hedging transactions had not been used.

      Risks of Hedging Transactions Outside the United States. When conducted outside the U.S., hedging transactions may not be regulated as rigorously as in the U.S., may not involve a clearing mechanism and related guarantees, and will be subject to the risk of government actions affecting trading in, or the price of, foreign securities, currencies and other instruments. The value of positions taken as part of non-U.S. hedging transactions also could be adversely affected by: (1) other complex foreign political, legal and economic factors; (2) lesser availability of data on which to make trading decisions than in the U.S.; (3) delays in the Funds' ability to act upon economic events occurring in foreign markets during non-business hours in the U.S.; (4) the imposition of different exercise and settlement terms and procedures and margin requirements than in the U.S.; and (5) lower trading volume and liquidity.

Eurodollar Convertible Securities

      Each Fund which comprises ING Mutual Funds and ING Funds Trust may invest in Eurodollar convertible securities, which are fixed-income securities of a U.S. issuer or a foreign issuer that are issued outside the United States and are convertible into equity securities of the same or a different issuer. Interest and dividends on Eurodollar securities are payable in U.S. dollars outside of the United States. The Funds may invest without limitation in Eurodollar convertible securities that are convertible into foreign equity securities listed, or represented by ADRs listed, on the New York Stock Exchange or the American Stock Exchange or convertible into publicly traded common stock of U.S. companies. The Funds may also invest up to 15% of their total assets invested in convertible securities, taken at market value, in Eurodollar convertible securities that are convertible into foreign equity securities which are not listed, or represented by ADRs listed, on such exchanges.

Eurodollar and Yankee Dollar Instruments

      Each Fund which comprises ING Mutual Funds and ING Funds Trust may invest in Eurodollar and Yankee Dollar instruments. Eurodollar instruments are bonds that pay interest and principal in U.S. dollars held in banks outside the United States, primarily in Europe. Eurodollar instruments are usually issued on behalf of multinational companies and foreign governments by large underwriting groups composed of banks and issuing houses from many countries. Yankee Dollar instruments are U.S. dollar denominated bonds issued in the U.S. by foreign banks and corporations. These investments involve risks that are different from investments in securities issued by U.S. issuers. See "Foreign Investment Considerations."

Short-Term Investments

      The Funds may invest in the following securities and instruments:

Bank Certificates of Deposit, Bankers' Acceptances and Time Deposits. The Funds may acquire certificates of deposit, bankers' acceptances and time deposits. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning in effect that the bank unconditionally agrees to pay the face value of the instrument on maturity. Certificates of deposit and bankers' acceptances acquired by the Funds will be dollar-denominated obligations of domestic or foreign banks or financial institutions which at the time of purchase have capital, surplus and undivided profits in excess of $100 million (including assets of both domestic and foreign branches), based on latest published reports, or less than $100 million if the principal amount of such bank obligations are fully insured by the U.S. Government.

      A Fund holding instruments of foreign banks or financial institutions may be subject to additional investment risks that are different in some respects from those incurred by a fund which invests only in debt obligations of U.S. domestic issuers. See "Foreign Investments" below. Domestic banks and foreign banks are subject to different governmental regulations with respect to the amount and types of loans which may be made and interest rates which may be charged. In addition, the profitability of the banking industry depends largely upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operations of the banking industry. Federal and state laws and regulations require domestic banks to maintain specified levels of reserves, limited in the amount which they can loan to a single borrower, and subject to other regulations designed to promote financial soundness. However, such laws and regulations do not necessarily apply to foreign bank obligations that a Fund may acquire.

      In addition to purchasing certificates of deposit and bankers' acceptances, to the extent permitted under their respective investment objectives and policies stated above and in their Prospectuses, the Funds may make interest-bearing time or other interest-bearing deposits in commercial or savings banks. Time deposits are non-negotiable deposits maintained at a banking institution for a specified period of time at a specified interest rate.

      Savings Association Obligations. The Funds that comprise ING Mutual Funds may invest in certificates of deposit (interest-bearing time deposits) issued by savings banks or savings and loan associations that have capital, surplus and undivided profits in excess of $100 million, based on latest published reports, or less than $100 million if the principal amount of such obligations is fully insured by the U.S. Government.

      Commercial Paper, Short-Term Notes and Other Corporate Obligations. The Funds may invest a portion of their assets in commercial paper and short-term notes. Commercial paper consists of unsecured promissory notes issued by corporations. Issues of commercial paper and short-term notes will normally have maturities of less than nine months and fixed rates of return, although such instruments may have maturities of up to one year.

      Corporate obligations include bonds and notes issued by corporations to finance longer-term credit needs than supported by commercial paper. While such obligations generally have maturities of ten years or more, the Funds may purchase corporate obligations which have remaining maturities of one year or less from the date of purchase and which are rated "AA" or higher by S&P or "Aa" or higher by Moody's.

U.S. Government Securities

      The Funds may invest in fixed-rate and floating or variable-rate U.S. Government securities which include instruments issued by the U.S. Treasury, such as bills, notes and bonds. These instruments are direct obligations of the U.S. Government and, as such, are backed by the full faith and credit of the United States. They differ primarily in their interest rates, the lengths of their maturities and the dates of their issuances. In addition, U.S. Government securities include securities issued by instrumentalities of the U.S. Government, such as the Government National Mortgage Association ("GNMA"), which are also backed by the full faith and credit of the United States. Also included in the category of U.S. Government securities are instruments issued by instrumentalities established or sponsored by the U.S. Government, such as the Student Loan Marketing Association, the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). While these securities are issued, in general, under the authority of an Act of Congress, the U.S. Government is not obligated to provide financial support to the issuing instrumentalities, although under certain conditions certain of these authorities may borrow from the U.S. Treasury. In the case of securities not backed by the full faith and credit of the U.S., the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the U.S. itself in the event the agency or instrumentality does not meet its commitment. Each Fund will invest in securities of such agencies or instrumentalities only when the Sub-Adviser is satisfied that the credit risk with respect to any instrumentality is comparable to the credit risk of U.S. government securities backed by the full faith and credit of the United States.

Municipal Securities

      The Funds that comprise ING Mutual Funds may invest in debt obligations issued by State and local governments, territories and possessions of the U.S., regional government authorities, and their agencies and instrumentalities ("municipal securities"). Municipal securities include both notes (which have maturities of less than one year) and bonds (which have maturities of one year or more) that bear fixed or variable rates of interest.

      In general, "municipal securities" debt obligations are issued to obtain funds for a variety of public purposes, such as the construction, repair, or improvement of public facilities including airports, bridges, housing, hospitals, mass transportation, schools, streets, water and sewer works. Municipal securities may be issued to refinance outstanding obligations as well as to raise funds for general operating expenses and lending to other public institutions and facilities.

      The two principal classifications of municipal securities are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit, and taxing power for the payment of principal and interest. Characteristics and methods of enforcement of general obligation bonds vary according to the law applicable to a particular issuer, and the taxes that can be levied for the payment of debt service may be limited or unlimited as to rates or amounts of special assessments. Revenue securities are payable only from the revenues derived from a particular facility, a class of facilities or, in some cases, from the proceeds of a special excise tax. Revenue bonds are issued to finance a wide variety of capital projects including: electric, gas, water and sewer systems; highways, bridges, and tunnels; port and airport facilities; colleges and universities; and hospitals. Although the principal security behind these bonds may vary, many provide additional security in the form of a debt service reserve fund the assets of which may be used to make principal and interest payments on the issuer's obligations. Housing finance authorities have a wide range of security, including partially or fully insured mortgages, rent subsidized and collateralized mortgages, and the net revenues from housing or other public projects. Some authorities are provided further security in the form of a state's assistance (although without obligation) to make up deficiencies in the debt service reserve fund.

      The Funds may purchase insured municipal debt in which scheduled payments of interest and principal are guaranteed by a private, non-governmental or governmental insurance company. The insurance does not guarantee the market value of the municipal debt or the value of the shares of the Fund.

      Securities of issuers of municipal obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Bankruptcy Reform Act of 1978. In addition, the obligations of such issuers may become subject to laws enacted in the future by Congress, state legislatures or referenda extending the time for payment of principal or interest, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. Furthermore, as a result of legislation or other conditions, the power or ability of any issuer to pay, when due, the principal of and interest on its municipal obligations may be materially affected.

Moral Obligation Securities

      Municipal securities may include "moral obligation" securities which are usually issued by special purpose public authorities. If the issuer of moral obligation bonds cannot fulfill its financial responsibilities from current revenues, it may draw upon a reserve fund, the restoration of which is moral commitment but not a legal obligation of the state or municipality which created the issuer.

Industrial Development and Pollution Control Bonds

      The Funds that comprise ING Mutual Funds may invest in tax-exempt industrial development bonds and pollution control bonds which, in most cases, are revenue bonds and generally are not payable from the unrestricted revenues of an issuer. They are issued by or on behalf of public authorities to raise money to finance privately operated facilities for business, manufacturing, housing, sport complexes, and pollution control. Consequently, the credit quality of these securities is dependent upon the ability of the user of the facilities financed by the bonds and any guarantor to meet its financial obligations.

Municipal Lease Obligations

      The Funds that comprise ING Mutual Funds may invest in lease obligations or installment purchase contract obligations of municipal authorities or entities ("municipal lease obligations"). Although lease obligations do not constitute general obligations of the municipality for which its taxing power is pledged, a lease obligation is ordinarily backed by the municipality's covenant to budget for, appropriate and make the payment due under the lease obligation. A Fund may also purchase "certificates of participation," which are securities issued by a particular municipality or municipal authority to evidence a proportionate interest in base rental or lease payments relating to a specific project to be made by the municipality, agency or authority. However, certain lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in any year unless money is appropriated for such purpose for such year. Although "non-appropriation" lease obligations are secured by the leased property, disposition of the property in the event of default and foreclosure might prove difficult. In addition, these securities represent a relatively new type of financing, and certain lease obligations may therefore be considered to be illiquid securities.

      The Funds will attempt to minimize the special risks inherent in municipal lease obligations and certificates of participation by purchasing only lease obligations which meet the following criteria: (1) rated A or better by at least one nationally recognized securities rating organization; (2) secured by payments from a governmental lessee which has actively traded debt obligations;
(3) determined by the Investment Adviser or Sub-Adviser to be critical to the lessee's ability to deliver essential services; and (4) contain legal features which the Investment Adviser or Sub-Adviser deems appropriate, such as covenants to make lease payments without the right of offset or counterclaim, requirements for insurance policies, and adequate debt service reserve funds.

Short-Term Municipal Obligations

      The Funds that comprise ING Mutual Funds may invest in short-term municipal obligations. These securities include the following:

Tax Anticipation Notes are used to finance working capital needs of municipalities and are issued in anticipation of various seasonal tax revenues, to be payable from these specific future taxes. They are usually general obligations of the issuer, secured by the taxing power of the municipality for the payment of principal and interest when due.

Revenue Anticipation Notes are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under the Federal Revenue Sharing Program. They also are usually general obligations of the issuer.

Bond Anticipation Notes normally are issued to provide interim financing until long-term financing can be arranged. The long-term bonds then provide the money for the repayment of the notes.

Construction Loan Notes are sold to provide construction financing for specific projects. After successful completion and acceptance, many projects receive permanent financing through the Federal National Mortgage Association or the Government National Mortgage Association.

Short-Term Discount Notes (tax-exempt commercial paper) are short-term (365 days or less) promissory notes issued by municipalities to supplement their cash flow.

Index and Currency-Linked Securities

      The Funds that comprise ING Mutual Funds may invest in "index-linked" or "commodity-linked" notes, which are debt securities of companies that call for interest payments and/or payment at maturity in different terms than the typical note where the borrower agrees to make fixed interest payments and to pay a fixed sum at maturity. Principal and/or interest payments on an index-linked note depend on the performance of one or more market indices, such as the S&P 500 Index or a weighted index of commodity futures such as crude oil, gasoline and natural gas. The Funds may also invest in "equity linked" and "currency-linked" debt securities. At maturity, the principal amount of an equity-linked debt security is exchanged for common stock of the issuer or is payable in an amount based on the issuer's common stock price at the time of maturity. Currency-linked debt securities are short-term or intermediate term instruments having a value at maturity, and/or an interest rate, determined by reference to one or more foreign currencies. Payment of principal or periodic interest may be calculated as a multiple of the movement of one currency against another currency, or against an index.

      Index and currency-linked securities are derivative instruments which may entail substantial risks. Such instruments may be subject to significant price volatility. The company issuing the instrument may fail to pay the amount due on maturity. The underlying investment or security may not perform as expected by the Investment Adviser or Sub-Adviser. Markets, underlying securities and indexes may move in a direction that was not anticipated by the Investment Adviser or Sub-Adviser. Performance of the derivatives may be influenced by interest rate and other market changes in the U.S. and abroad. Certain derivative instruments may be illiquid. See "Illiquid Securities" below.

Corporate Debt Securities

      Each Fund may invest in corporate debt securities. Corporate debt securities include corporate bonds, debentures, notes and other similar corporate debt instruments, including convertible securities. The investment return on a corporate debt security reflects interest earnings and changes in the market value of the security. The market value of a corporate debt security will generally increase when interest rates decline, and decrease when interest rates rise. There is also the risk that the issuer of a debt security will be unable to pay interest or principal at the time called for by the instrument. Investments in corporate debt securities that are rated below investment grade are described in "High Yield Securities" below.

      Debt obligations that are deemed investment grade carry a rating of at least Baa from Moody's or BBB from Standard and Poor's, or a comparable rating from another rating agency or, if not rated by an agency, are determined by the Investment Adviser to be of comparable quality. Bonds rated Baa or BBB have speculative characteristics and changes in economic circumstances are more likely to lead to a weakened capacity to make interest and principal payments than higher rated bonds.

      Russia Fund may invest up to 35% of in short-term and medium-term debt securities. The short-term and medium-term debt securities in which the Fund may invest are foreign and domestic securities, including short-term (less than twelve months to maturity) and medium term (not greater than five years to maturity) obligations issued by the U.S. Government, foreign governments, foreign and domestic corporations and banks, and repurchase agreements.

      With respect to the International Fund, when the Fund's portfolio manager believes that debt securities will provide capital appreciation through favorable changes in relative foreign exchange rates, in relative interest rate levels or in the creditworthiness of issuers, the Fund may invest primarily in debt securities.

      Precious Metals Fund may invest in debt securities of companies engaged in mining and processing gold and silver. These debt securities can be expected to be comparable to that of other debt obligations and generally will not react to fluctuations in the price of gold, silver and other precious metals. An investment in the debt instruments of these companies, therefore, cannot be expected to provide the hedge against inflation that may be provided through investments in equity securities of companies engaged in such activities and can be expected to fluctuate inversely with prevailing interest rates.

High Yield Securities

      Russia Fund and Precious Metals Fund may invest in high yield securities, which are debt securities that are rated lower than "Baa" by Moody's Investors Service or "BBB" by Standard & Poor's Corporation, or of comparable quality if unrated.

      High yield securities often are referred to as "junk bonds" and include certain corporate debt obligations, higher yielding preferred stock and mortgage-related securities, and securities convertible into the foregoing. Investments in high yield securities generally provide greater income and increased opportunity for capital appreciation than investments in higher quality debt securities, but they also typically entail greater potential price volatility and principal and income risk.

      High yield securities are not considered to be investment grade. They are regarded as predominantly speculative with respect to the issuing company's continuing ability to meet principal and interest payments. Also, their yields and market values tend to fluctuate more than higher-rated securities. Fluctuations in value do not affect the cash income from the securities, but are reflected in a Fund's net asset value. The greater risks and fluctuations in yield and value occur, in part, because investors generally perceive issuers of lower-rated and unrated securities to be less creditworthy.

      The yields earned on high yield securities generally are related to the quality ratings assigned by recognized rating agencies. The following are excerpts from Moody's description of its bond ratings: Ba -- judged to have speculative elements; their future cannot be considered as well assured. B -- generally lack characteristics of a desirable investment. Caa -- are of poor standing; such issues may be in default or there may be present elements of danger with respect to principal or interest. Ca -- speculative in a high degree; often in default. C -- lowest rate class of bonds; regarded as having extremely poor prospects. Moody's also applies numerical indicators 1, 2 and 3 to rating categories. The modifier 1 indicates that the security is in the higher end of its rating category; 2 indicates a mid-range ranking; and 3 indicates a ranking towards the lower end of the category. The following are excerpts from S&P's description of its bond ratings: BB, B, CCC, CC, C -- predominantly speculative with respect to capacity to pay interest and repay principal in accordance with terms of the obligation; BB indicates the lowest degree of speculation and C the highest. D -- in payment default. S&P applies indicators "+," no character, and "-" to its rating categories. The indicators show relative standing within the major rating categories.

      Certain securities held by a Fund may permit the issuer at its option to call, or redeem, its securities. If an issuer were to redeem securities held by a Fund during a time of declining interest rates, the Fund may not be able to reinvest the proceeds in securities providing the same investment return as the securities redeemed.

      The medium- to lower-rated and unrated securities in which the Fund invests tend to offer higher yields than those of other securities with the same maturities because of the additional risks associated with them. These risks include:

High Yield Bond Market. A severe economic downturn or increase in interest rates might increase defaults in high yield securities issued by highly leveraged companies. An increase in the number of defaults could adversely affect the value of all outstanding high yield securities, thus disrupting the market for such securities.

Sensitivity to interest rate and economic changes. High yield securities are more sensitive to adverse economic changes or individual corporate developments but less sensitive to interest rate changes than are Treasury or investment grade bonds. As a result, when interest rates rise, causing bond prices to fall, the value of high yield debt bonds tend not to fall as much as Treasury or investment grade corporate bonds. Conversely when interest rates fall, high yield bonds tend to underperform Treasury and investment grade corporate bonds because high yield bond prices tend not to rise as much as the prices of these bonds.

      The financial stress resulting from an economic downturn or adverse corporate developments could have a greater negative effect on the ability of issuers of high yield securities to service their principal and interest payments, to meet projected business goals and to obtain additional financing than on more creditworthy issuers. Holders of high yield securities could also be at greater risk because high yield securities are generally unsecured and subordinate to senior debt holders and secured creditors. If the issuer of a high yield security owned by the Funds defaults, the Funds may incur additional expenses to seek recovery. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of high yield securities and the Funds' net asset value. Furthermore, in the case of high yield securities structured as zero coupon or pay-in-kind securities, their market prices are affected to a greater extent by interest rate changes and thereby tend to be more speculative and volatile than securities which pay in cash.

Payment Expectations. High yield securities present risks based on payment expectations. For example, high yield securities may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, the Funds may have to replace the security with a lower yielding security, resulting in a decreased return for investors. Also, the value of high yield securities may decrease in a rising interest rate market. In addition, there is a higher risk of non-payment of interest and/or principal by issuers of high yield securities than in the case of investment grade bonds.

Liquidity and Valuation Risks. Lower-rated bonds are typically traded among a smaller number of broker-dealers rather than in a broad secondary market. Purchasers of high yield securities tend to be institutions, rather than individuals, a factor that further limits the secondary market. To the extent that no established retail secondary market exists, many high yield securities may not be as liquid as Treasury and investment grade bonds. The ability of a Fund's Board of Directors/Trustees to value or sell high yield securities will be adversely affected to the extent that such securities are thinly traded or illiquid. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield securities more than other securities, especially in a thinly-traded market. To the extent the Funds own illiquid or restricted high yield securities, these securities may involve special registration responsibilities, liabilities and costs, and liquidity and valuation difficulties. At times of less liquidity, it may be more difficult to value high yield securities because this valuation may require more research, and elements of judgment may play a greater role in the valuation since there is less reliable, objective data available.

Taxation. Special tax considerations are associated with investing in high yield securities structured as zero coupon or pay-in-kind securities. The Funds report the interest on these securities as income even though it receives no cash interest until the security's maturity or payment date.

Limitations of Credit Ratings. The credit ratings assigned to high yield securities may not accurately reflect the true risks of an investment. Credit ratings typically evaluate the safety of principal and interest payments, rather than the market value risk of high yield securities. In addition, credit agencies may fail to adjust credit ratings to reflect rapid changes in economic or company conditions that affect a security's market value. Although the ratings of recognized rating services such as Moody's and S&P are considered, the Investment Adviser primarily relies on its own credit analysis, which includes a study of existing debt, capital structure, ability to service debts and to pay dividends, the issuer's sensitivity to economic conditions, its operating history and the current trend of earnings. Thus, the achievement of the Funds' investment objective may be more dependent on the Investment Adviser's own credit analysis than might be the case for a fund which invests in higher quality bonds. The Investment Adviser continually monitors the investments in the Funds' portfolio and carefully evaluates whether to dispose of or retain high yield securities whose credit ratings have changed. The Funds may retain a security whose rating has been changed.

Derivatives

      The Funds may invest in derivative instruments. Generally, derivatives can be characterized as financial instruments whose performance is derived, at least in part, from the performance of an underlying asset or assets. Types of derivatives include options, futures contracts, options on futures and forward contracts. Derivatives may be used for a variety of reasons, including to enhance return, hedge certain market risks, or provide a substitute for purchasing or selling particular securities. Derivatives may provide a cheaper, quicker or more specifically focused way for the Fund to invest than "traditional" securities would.

      Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular derivative and the portfolio as a whole. Derivatives permit a Fund to increase or decrease the level of risk, or change the character of the risk, to which its portfolio is exposed in much the same way as the Fund can increase or decrease the level of risk, or change the character of the risk, of its portfolio by making investments in specific securities.

      Derivatives may be purchased on established exchanges or through privately negotiated transactions referred to as over-the-counter derivatives. Exchange-traded derivatives generally are guaranteed by the clearing agency which is the issuer or counterparty to such derivatives. This guarantee usually is supported by a daily payment system (i.e., margin requirements) operated by the clearing agency in order to reduce overall credit risk. As a result, unless the clearing agency defaults, there is relatively little counterparty credit risk associated with derivatives purchased on an exchange. By contrast, no clearing agency guarantees over-the-counter derivatives. Therefore, each party to an over-the-counter derivative bears the risk that the counterparty will default. Accordingly, the Funds will consider the creditworthiness of counterparties to over-the-counter derivatives in the same manner as they would review the credit quality of a security to be purchased by a Fund. Over-the-counter derivatives are less liquid than exchange-traded derivatives since the other party to the transaction may be the only investor with sufficient understanding of the derivative to be interested in bidding for it. In the case of Asia-Pacific Equity Fund it is expected that derivatives will not ordinarily be used, but the Fund may make occasional use of certain derivatives for hedging. For example, Asia-Pacific Equity Fund may purchase put options to attempt to preserve the value of securities that it holds, which it could do by exercising the option if the price of the security falls below the `strike price' for the option. Asia-Pacific Equity Fund will not engage in any other type of options transactions.

Banking Industry Obligations

      Each Fund may invest in banking industry obligations, including certificates of deposit, bankers' acceptances, and fixed time deposits. The Funds will not invest in obligations issued by a bank unless (i) the bank is a U.S. bank and a member of the FDIC and (ii) the bank has total assets of at least $1 billion (U.S.) or, if not, the Fund's investment is limited to the FDIC-insured amount of $100,000.

When-Issued Securities and Delayed-Delivery Transactions

      In order to secure prices or yields deemed advantageous at the time, the Funds (except Russia Fund) may purchase or sell securities on a when-issued or a delayed-delivery basis generally 15 to 45 days after the commitment is made. The Funds (except Asia-Pacific Equity and Russia Funds) may also enter into forward commitments. The Funds will enter into a when-issued transaction for the purpose of acquiring portfolio securities and not for the purpose of leverage. In such transactions, delivery of the securities occurs beyond the normal settlement periods, but no payment or delivery is made by, and no interest accrues to, the Fund prior to the actual delivery or payment by the other party to the transaction. Due to fluctuations in the value of securities purchased on a when-issued or a delayed-delivery basis, the yields obtained on such securities may be higher or lower than the yields available in the market on the dates when the investments are actually delivered to the buyers. Similarly, the sale of securities for delayed-delivery can involve the risk that the prices available in the market when delivery is made may actually be higher than those obtained in the transaction itself. Each Fund will establish a segregated account with the Custodian consisting of cash and/or liquid assets in an amount equal to the amount of its when-issued and delayed-delivery commitments which will be "marked to market" daily. Each Fund will only make commitments to purchase such securities with the intention of actually acquiring the securities, but the Fund may sell these securities before the settlement date if it is deemed advisable as a matter of investment strategy. In these cases, the Fund may realize a taxable gain or loss. When a Fund engages in when-issued, forward commitment and delayed settlement transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in a Fund's incurring a loss or missing an opportunity to obtain a price credited to be advantageous. ING Mutual Funds may not purchase when-issued securities or enter into firm commitments, if as a result, more than 15% of the Fund's net assets would be segregated to cover such securities.

      When the time comes to pay for the securities acquired on a delayed-delivery basis, a Fund will meet its obligations from the available cash flow, sale of the securities held in the segregated account, sale of other securities or, although it would not normally expect to do so, from sale of the when-issued securities themselves (which may have a market value greater or less than the Fund's payment obligation). Depending on market conditions, the Funds could experience fluctuations in share price as a result of delayed delivery or when-issued purchases.

Mortgage-Related Securities

      ING Mutual Funds, ING Funds Trust, International Value Fund, International Fund, Russia Fund and Precious Metals Fund may invest in mortgage-related securities. These Funds may invest in U.S. Government agency mortgage-backed securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities, including the GNMA, FNMA, and the FHLMC. These instruments might be considered derivatives. The primary risks associated with these instruments is the risk that their value will change with changes in interest rates and prepayment risk.

      One type of mortgage-related security includes certificates that represent pools of mortgage loans assembled for sale to investors by various governmental and private organizations. These securities provide a monthly payment, which consists of both an interest and a principal payment that is in effect a "pass-through" of the monthly payment made by each individual borrower on his or her residential mortgage loan, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying residential property, refinancing, or foreclosure, net of fees or costs that may be incurred.

      "Pass-through" certificates, such as those issued by GNMA, entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, regardless of whether the mortgagor actually makes the payment. A major governmental guarantor of pass-through certificates is GNMA. GNMA guarantees, with the full faith and credit of the United States government, the timely payments of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) are backed by pools of FHA-insured or VA-guaranteed mortgages. Other governmental guarantors (but not backed by the full faith and credit of the United States Government) include FNMA and FHLMC. FNMA purchases residential mortgages from a list of approved seller/services that include state and federally chartered savings and loan associations, mutual saving banks, commercial banks, credit unions and mortgage bankers.

      The prices of high coupon U.S. Government Agency mortgage-backed securities do not tend to rise as rapidly as those of traditional fixed-rate securities at times when interest rates are decreasing, and tend to decline more slowly at times when interest rates are increasing.

      The Funds indicated above may also purchase mortgage-backed securities issued by commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers that also create pass-through pools of conventional residential mortgage loans. Such issuers may in addition be the originators of the underlying mortgage loans as well as the guarantors of the pass-through certificates. Pools created by such non-governmental issuers generally offer a higher rate of return than governmental pools because there are no direct or indirect governmental guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance. The insurance and guarantees are issued by government entities, private insurers and the mortgage poolers.

      It is expected that governmental or private entities may create mortgage loan pools offering pass-through investments in addition to those described above. As new types of pass-through securities are developed and offered to investors, the Investment Adviser may, consistent with the Funds' investment objectives, policies and restrictions, consider making investments in such new types of securities.

      Other types of mortgage-related securities in which the Funds may invest include debt securities that are secured, directly or indirectly, by mortgages on commercial real estate or residential rental properties, or by first liens on residential manufactured homes (as defined in section 603(6) of the National Manufactured Housing Construction and Safety Standards Act of 1974), whether such manufactured homes are considered real or personal property under the laws of the states in which they are located. Securities in this investment category include, among others, standard mortgage-backed bonds and newer collateralized mortgage obligations ("CMOs"). Mortgage-backed bonds are secured by pools of mortgages, but unlike pass-through securities, payments to bondholders are not determined by payments on the mortgages. The bonds consist of a single class, with interest payable periodically and principal payable on the stated date of maturity. CMOs have characteristics of both pass-through securities and mortgage-backed bonds. CMOs are secured by pools of mortgages, typically in the form of "guaranteed" pass-through certificates such as GNMA, FNMA, or FHLMC securities. The payments on the collateral securities determine the payments to bondholders, but there is not a direct "pass-through" of payments. CMOs are structured into multiple classes, each bearing a different date of maturity. Monthly payments of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longest maturity class receive principal only after the shorter maturity classes have been retired.

      CMOs are issued by entities that operate under order from the SEC exempting such issuers from the provisions of the 1940 Act. Until recently, the staff of the SEC had taken the position that such issuers were investment companies and that, accordingly, an investment by an investment company (such as the Funds) in the securities of such issuers was subject to the limitations imposed by Section 12 of the 1940 Act. However, in reliance on SEC staff interpretations, the Funds may invest in securities issued by certain "exempted issuers" without regard to the limitations of Section 12 of the 1940 Act. In its interpretation, the SEC staff defined "exempted issuers" as unmanaged, fixed asset issuers that: (a) invest primarily in mortgage-backed securities; (b) do not issue redeemable securities as defined in Section 2(a)(32) of the 1940 Act;
(c) operate under the general exemptive orders exempting them from all provisions of the 1940 Act; and (d) are not registered or regulated under the 1940 Act as investment companies.

      Stripped mortgage-backed securities ("SMBS") are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing.

      SMBS are structured with two or more classes of securities that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have at least one class receiving only a small portion of the interest and a larger portion of the principal from the mortgage assets, while the other classes will receive primarily interest and only a small portion of the principal. In the most extreme case, one class will receive all of the interest (the Interest-Only or "IO" class), while the other class will receive all of the principal (the Principal-Only or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on such security's yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may fail to recoup fully its initial investment in these securities. The determination of whether a particular government-issued IO or PO backed by fixed-rate mortgages is liquid is made by the Investment Adviser or a Sub-Adviser under guidelines and standards established by the Board of Trustees. Such a security may be deemed liquid if it can be disposed of promptly in the ordinary course of business at a value reasonably close to that used in the calculation of net asset value per share.
      Investments in mortgage-related securities involve certain risks. In periods of declining interest rates, prices of fixed income securities tend to rise. However, during such periods, the rate of prepayment of mortgages underlying mortgage-related securities tends to increase, with the result that such prepayments must be reinvested by the issuer at lower rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective maturity of the security beyond what was anticipated at the time of the purchase. Unanticipated rates of prepayment on underlying mortgages can be expected to increase the volatility of such securities. In addition, the value of these securities may fluctuate in response to the market's perception of the creditworthiness of the issuers of mortgage-related securities owned by a Fund. Because investments in mortgage-related securities are interest sensitive, the ability of the issuer to reinvest favorably in underlying mortgages may be limited by government regulation or tax policy. For example, action by the Board of Governors of the Federal Reserve System to limit the growth of the nation's money supply may cause interest rates to rise and thereby reduce the volume of new residential mortgages. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantees and/or insurance, there is no assurance that private guarantors or insurers will be able to meet their obligations. Further, stripped mortgage-backed securities are likely to experience greater price volatility than other types of mortgage securities. The yield to maturity on the interest only class is extremely sensitive, both to changes in prevailing interest rates and to the rate of principal payments (including prepayments) on the underlying mortgage assets. Similarly, the yield to maturity on CMO residuals is extremely sensitive to prepayments on the related underlying mortgage assets. In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are made. A Fund could fail to fully recover its initial investment in a CMO residual or a stripped mortgage-backed security.

      International Value Fund may invest up to 5% of its net assets in Privately Issued Collateralized Mortgage-Backed Obligations ("CMOs"), Interest Obligations ("IOs") and Principal Obligations ("POs") when the Investment Adviser believes that such investments are consistent with the Fund's investment objective.

      ING Mutual Funds and International Value Fund may invest in foreign mortgage-related securities. Foreign mortgage-related securities are interests in pools of mortgage loans made to residential home buyers domiciled in a foreign country. These include mortgage loans made by trust and mortgage loan companies, credit unions, chartered banks, and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations (e.g., Canada Mortgage and Housing Corporation and First Australian National Mortgage Acceptance Corporation Limited). The mechanics of these mortgage-related securities are generally the same as those issued in the United States. However, foreign mortgage markets may differ materially from the U.S. mortgage market with respect to matters such as the sizes of loan pools, pre-payment experience, and maturities of loans.

Adjustable Rate Mortgage Securities

      The Funds that comprise ING Funds Trust may invest in adjustable rate mortgage securities (ARMS), which are pass-through mortgage securities collateralized by mortgages with adjustable rather than fixed rates. Generally, ARMS have a specified maturity date and amortize principal over their life. In periods of declining interest rates, there is a reasonable likelihood that ARMS will experience increased rates of prepayment of principal. However, the major difference between ARMS and fixed rate mortgage securities is that the interest rate and the rate of amortization of principal of ARMS can and do change in accordance with movements in a particular, pre-specified, published interest rate index.

      The amount of interest on an ARM is calculated by adding a specified amount, the "margin," to the index, subject to limitations on the maximum and minimum interest that can be charged to the mortgagor during the life of the mortgage or to maximum and minimum changes to that interest rate during a given period. Because the interest rate on ARMS generally moves in the same direction as market interest rates, the market value of ARMS tends to be more stable than that of long-term fixed rate securities.

      There are two main categories of indices which serve as benchmarks for periodic adjustments to coupon rates on ARMS: those based on U.S. Treasury securities and those derived from a calculated measure such as a cost of funds index or a moving average of mortgage rates. Commonly utilized indices include the one-year and five-year constant maturity Treasury Note rates, the three-month Treasury Bill rate, the 180-day Treasury Bill rate, rates on longer-term Treasury securities, the 11th District Federal Home Loan Bank Cost of Funds, the National Median Cost of Funds, the one-month or three-month London Interbank Offered Rate (LIBOR), the prime rate of a specific bank, or commercial paper rates. Some indices, such as the one-year constant maturity Treasury Note rate, closely mirror changes in market interest rate levels. Others, such as the 11th District Home Loan Bank Cost of Funds index (often related to ARMS issued by FNMA), tend to lag changes in market rate levels and tend to be somewhat less volatile.

GNMA Certificates

      Certificates of the GNMA ("GNMA Certificates") evidence an undivided interest in a pool of mortgage loans. GNMA Certificates differ from bonds, in that principal is paid back monthly as payments of principal, including prepayments, on the mortgages in the underlying pool are passed through to holders of GNMA Certificates representing interests in the pool, rather than returned in a lump sum at maturity. The GNMA Certificates that the Funds may purchase are the "modified pass-through" type.

GNMA Guarantee. The National Housing Act authorizes GNMA to guarantee the timely payment of principal and interest on securities backed by a pool of mortgages insured by the Federal Housing Administration ("FHA") or the Farmers' Home Administration ("FMHA") or guaranteed by the Veterans Administration ("VA"). GNMA is also empowered to borrow without limitation from the U.S. Treasury, if necessary, to make payments required under its guarantee.

Life of GNMA Certificates. The average life of a GNMA Certificate is likely to be substantially less than the stated maturity of the mortgages underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures will usually result in the return of the greater part of principal investment long before the maturity of the mortgages in the pool. Foreclosures impose no risk of loss of the principal balance of a Certificate, because of the GNMA guarantee, but foreclosure may impact the yield to shareholders because of the need to reinvest proceeds of foreclosure. As prepayment rates of individual mortgage pools vary widely, it is not possible to predict accurately the average life of a particular issue of GNMA Certificates. However, statistics published by the FHA indicate that the average life of single family dwelling mortgages with 25 to 30-year maturities, the type of mortgages backing the vast majority of GNMA Certificates, is approximately 12 years. Prepayments are likely to increase in periods of falling interest rates. It is customary to treat GNMA Certificates as 30-year mortgage-backed securities that prepay fully in the twelfth year.

Yield Characteristics of GNMA Certificates. The coupon rate of interest of GNMA Certificates is lower than the interest rate paid on the VA-guaranteed or FHA-insured mortgages underlying the certificates, by the amount of the fees paid to GNMA and the issuer. The coupon rate by itself, however, does not indicate the yield that will be earned on GNMA Certificates. First, GNMA Certificates may be issued at a premium or discount rather than at par, and, after issuance, GNMA Certificates may trade in the secondary market at a premium or discount. Second, interest is earned monthly, rather than semi-annually as with traditional bonds; monthly compounding raises the effective yield earned. Finally, the actual yield of a GNMA Certificate is influenced by the prepayment experience of the mortgage pool underlying it. For example, if interest rates decline, prepayments may occur faster than had been originally projected and the yield to maturity and the investment income of the Fund would be reduced.

Subordinated Mortgage Securities

      Subordinated mortgage securities have certain characteristics and certain associated risks. In general, the subordinated mortgage securities in which the funds that comprise ING Mutual Funds and ING Funds Trust may invest consist of a series of certificates issued in multiple classes with a stated maturity or final distribution date. One or more classes of each series may be entitled to receive distributions allocable only to principal, principal prepayments, interest or any combination thereof prior to one or more other classes, or only after the occurrence of certain events, and may be subordinated in the right to receive such distributions on such certificates to one or more senior classes of certificates. The rights associated with each class of certificates are set forth in the applicable pooling and servicing agreement, form of certificate and offering documents for the certificates.

      The subordination terms are usually designed to decrease the likelihood that the holders of senior certificates will experience losses or delays in the receipt of their distributions and to increase the likelihood that the senior certificate holders will receive aggregate distributions of principal and interest in the amounts anticipated. Generally, pursuant to such subordination terms, distributions arising out of scheduled principal, principal prepayments, interest or any combination thereof that otherwise would be payable to one or more other classes of certificates of such series (i.e., the subordinated certificates) are paid instead to holders of the senior certificates. Delays in receipt of scheduled payments on mortgage loans and losses on defaulted mortgage loans are typically borne first by the various classes of subordinated certificates and then by the holders of senior certificates.

      In some cases, the aggregate losses in respect of defaulted mortgage loans that must be borne by the subordinated certificates and the amount of the distributions otherwise distributable on the subordinated certificates that would, under certain circumstances, be distributable to senior certificate holders may be limited to a specified amount. All or any portion of distributions otherwise payable to holders of subordinated certificates may, in certain circumstances, be deposited into one or more reserve accounts for the benefit of the senior certificate holders. Since a greater risk of loss is borne by the subordinated certificate holders, such certificates generally have a higher stated yield than the senior certificates.

      Interest on the certificates generally accrues on the aggregate principal balance of each class of certificates entitled to interest at an applicable rate. The certificate interest rate may be a fixed rate, a variable rate based on current values of an objective interest index or a variable rate based on a weighted average of the interest rate on the mortgage loans underlying or constituting the mortgage assets. In addition, the underlying mortgage loans may have variable interest rates.

      Generally, to the extent funds are available, interest accrued during each interest accrual period on each class of certificates entitled to interest is distributable on certain distribution dates until the aggregate principal balance of the certificates of such class has been distributed in full. The amount of interest that accrues during any interest accrual period and over the life of the certificates depends primarily on the aggregate principal balance of the class of certificates, which, unless otherwise specified, depends primarily on the principal balance of the mortgage assets for each such period and the rate of payment (including prepayments) of principal of the underlying mortgage loans over the life of the trust.

      A series of certificates may consist of one or more classes as to which distributions allocable to principal will be allocated. The method by which the amount of principal to be distributed on the certificates on each distribution date is calculated and the manner in which such amount could be allocated among classes varies and could be effected pursuant to a fixed schedule, in relation to the occurrence of certain events or otherwise. Special distributions are also possible if distributions are received with respect to the mortgage assets, such as is the case when underlying mortgage loans are prepaid.

      A mortgage-related security that is senior to a subordinated residential mortgage security will not bear a loss resulting from the occurrence of a default on an underlying mortgage until all credit enhancement protecting such senior holder is exhausted. For example, the senior holder will only suffer a credit loss after all subordinated interests have been exhausted pursuant to the terms of the subordinated residential mortgage security. The primary credit risk to the Funds by investing in subordinated residential mortgage securities is potential losses resulting from defaults by the borrowers under the underlying mortgages. The Funds would generally realize such a loss in connection with a subordinated residential mortgage security only if the subsequent foreclosure sale of the property securing a mortgage loan does not produce an amount at least equal to the sum of the unpaid principal balance of the loan as of the date the borrower went into default, the interest that was not paid during the foreclosure period and all foreclosure expenses.

      The Investment Adviser will seek to limit the risks presented by subordinated residential mortgage securities by reviewing and analyzing the characteristics of the mortgage loans that underlie the pool of mortgages securing both the senior and subordinated residential mortgage securities. The Investment Adviser has developed a set of guidelines to assist in the analysis of the mortgage loans underlying subordinated residential mortgage securities. Each pool purchase is reviewed against the guidelines. The Funds seek opportunities to acquire subordinated residential mortgage securities where, in the view of the Investment Adviser, the potential for a higher yield on such instruments outweighs any additional risk presented by the instruments. The Investment Adviser will seek to increase yield to shareholders by taking advantage of perceived inefficiencies in the market for subordinated residential mortgage securities.

Credit Enhancement. Credit enhancement for the senior certificates comprising a series is provided by the holders of the subordinated certificates to the extent of the specific terms of the subordination and, in some cases, by the establishment of reserve funds. Depending on the terms of a particular pooling and servicing agreement, additional or alternative credit enhancement may be provided by a pool insurance policy and/or other insurance policies, third party limited guaranties, letters of credit, or similar arrangements. Letters of credit may be available to be drawn upon with respect to losses due to mortgagor bankruptcy and with respect to losses due to the failure of a master service to comply with its obligations, under a pooling and servicing agreement, if any, to repurchase a mortgage loan as to which there was fraud or negligence on the part of the mortgagor or originator and subsequent denial of coverage under a pool insurance policy, if any. A master service may also be required to obtain a pool insurance policy to cover losses in an amount up to a certain percentage of the aggregate principal balance of the mortgage loans in the pool to the extent not covered by a primary mortgage insurance policy by reason of default in payments on mortgage loans.

Optional Termination of a Trust. A pooling and servicing agreement may provide that the depositor and master service could effect early termination of a trust, after a certain specified date or the date on which the aggregate outstanding principal balance of the underlying mortgage loans is less than a specific percentage of the original aggregate principal balance of the underlying mortgage loans by purchasing all of such mortgage loans at a price, unless otherwise specified, equal to the greater of a specified percentage of the unpaid principal balance of such mortgage loans, plus accrued interest thereon at the applicable certificate interest rate, or the fair market value of such mortgage assets. Generally, the proceeds of such repurchase would be applied to the distribution of the specified percentage of the principal balance of each outstanding certificate of such series, plus accrued interest, thereby retiring such certificates. Notice of such optional termination would be given by the trustee prior to such distribution date.

Underlying Mortgage Loans. The underlying trust assets are a mortgage pool generally consisting of mortgage loans on single, multi-family and mobile home park residential properties. The mortgage loans are originated by savings and loan associations, savings banks, commercial banks or similar institutions and mortgage banking companies.

      Various services provide certain customary servicing functions with respect to the mortgage loans pursuant to servicing agreements entered into between each service and the master service. A service duties generally include collection and remittance of principal and interest payments, administration of mortgage escrow accounts, collection of insurance claims, foreclosure procedures and, if necessary, the advance of funds to the extent certain payments are not made by the mortgagors and are recoverable under applicable insurance policies or from proceeds of liquidation of the mortgage loans.

      The mortgage pool is administered by a master service who (a) establishes requirements for each service, (b) administers, supervises and enforces the performance by the services of their duties and responsibilities under the servicing agreements, and (c) maintains any primary insurance, standard hazard insurance, special hazard insurance and any pool insurance required by the terms of the certificates. The master service may be an affiliate of the depositor and also may be the service with respect to all or a portion of the mortgage loans contained in a trust fund for a series of certificates.

Real Estate Securities

      Each Fund that comprises the Funds Trust may invest in real estate securities. The Funds may invest in real estate investment trusts ("REITs") and other real estate industry operating companies ("REOCs"). For purposes of the Funds' investments, a REOC is a company that derives at least 50% of its gross revenues or net profits from either (1) the ownership, development, construction, financing, management or sale of commercial, industrial or residential real estate, or (2) products or services related to the real estate industry, such as building supplies or mortgage servicing. Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Although the Funds will not invest directly in real estate, the Funds may invest in equity securities of issuers primarily engaged in or related to the real estate industry. Therefore, an investment in REITs is subject to certain risks associated with the direct ownership of real estate and with the real estate industry in general. These risks include, among others: possible declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; increases in competition, property taxes and operating expenses; changes in zoning laws; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents; and changes in interest rates. To the extent that assets underlying the REITs' investments are concentrated geographically, by property type or in certain other respects, the REITs may be subject to certain of the foregoing risks to a greater extent. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, are subject to heavy cash flow dependency, default by borrowers and self-liquidation. REITs are also subject to the possibilities of failing to qualify for tax-free pass-through of income under the U.S. Internal Revenue Code and failing to maintain their exemptions from registration under the 1940 Act.

      REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT's investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT's investment in fixed rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on a REIT's investment in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

      Investing in REITs involves risks similar to those associated with investing in small capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities.

      Investments in mortgage-related securities involve certain risks. In periods of declining interest rates, prices of fixed income securities tend to rise. However, during such periods, the rate of prepayment of mortgages underlying mortgage-related securities tends to increase, with the result that such prepayments must be reinvested by the issuer at lower rates. In addition, the value of such securities may fluctuate in response to the market's perception of the creditworthiness of the issuers of mortgage-related securities owned by the Funds. Because investments in mortgage-related securities are interest sensitive, the ability of the issuer to reinvest or to reinvest favorably in underlying mortgages may be limited by government regulation or tax policy. For example, action by the Board of Governors of the Federal Reserve System to limit the growth of the nation's money supply may cause interest rates to rise and thereby reduce the volume of new residential mortgages. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantees and/or insurance, there is no assurance that private guarantors or insurers will be able to meet their obligations.

Asset Backed Securities

      The non-mortgage-related asset-backed securities in which ING Mutual Funds and ING Funds Trust may invest include, but are not limited to, interests in pools of receivables, such as credit card and accounts receivables and motor vehicle and other installment purchase obligations and leases. Interests in these pools are not backed by the U.S. Government and may or may not be secured.

      The credit characteristics of asset-backed securities differs in a number of respects from those of traditional debt securities. Asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable to other debt obligations, and there is a possibility that recoveries on repossessed collateral may not be available to support payment on these securities.

Zero Coupon and Pay-In-Kind Securities

      International Value and each Fund that comprises Funds Trust may invest in zero coupon securities. Zero coupon, or deferred interest securities are debt obligations that do not entitle the holder to any periodic payment of interest prior to maturity or a specified date when the securities begin paying current interest (the "cash payment date") and therefore are issued and traded at a discount from their face amounts or par value. The discount varies, depending on the time remaining until maturity or cash payment date, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. The discount, in the absence of financial difficulties of the issuer, decreases as the final maturity or cash payment date of the security approaches. The market prices of zero coupon and delayed interest securities generally are more volatile than the market prices of securities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than do non-zero coupon securities having similar maturities and credit quality. Current federal income tax law requires holders of zero coupon securities to report as interest income each year the portion of the original issue discount on such securities (other than tax-exempt original issue discount from a zero coupon security) that accrues that year, even though the holders receive no cash payments of interest during the year.

      These Funds may also invest in pay-in-kind securities. Pay-in-kind securities are securities that pay interest or dividends through the issuance of additional securities. A Fund will be required to report as income annual inclusions of original issue discount over the life of such securities as if it were paid on a current basis, although no cash interest or dividend payments are received by the Funds until the cash payment date or the securities mature. Under certain circumstances, the Funds could also be required to include accrued market discount or capital gain with respect to its pay-in-kind securities.

      The risks associated with lower rated debt securities apply to these securities. Zero coupon and pay-in-kind securities are also subject to the risk that in the event of a default, the Fund may realize no return on its investment, because these securities do not pay cash interest.

Investment in Gold and Other Precious Metals

      The Precious Metals Fund's performance and ability to meet its objective will generally be largely dependent on the market value of gold, silver, and other precious metals. The Fund's professional management seeks to maximize on advances and minimize on declines by monitoring and anticipating shifts in the relative values of silver and gold and the equity securities of companies engaged in mining or processing silver and gold ("silver-related securities" and "gold-related securities"). The Fund may also invest in other precious metals, including platinum and palladium. A substantial portion of the Fund's investments will be in the securities of foreign issuers.

      Precious Metals Fund is of the belief that a silver and gold investment medium will, over the long term, protect capital from adverse monetary and political developments of a national or international nature and, in the face of what appears to be continuous worldwide inflation, may offer better opportunity for capital growth than many other forms of investment. Throughout history, silver and gold have been thought of as the most basic monetary standards. Investments in silver and gold may provide more of a hedge against currencies with declining buying power, devaluation, and inflation than other types of investments. Of course, there can be no assurance that management's' belief will be realized or that the investment objective will be achieved.

      To the extent that investments in silver and gold and silver and gold related securities appreciate in value relative to the U.S. dollar, the Funds' investments may serve to offset erosion in the purchasing power of the U.S. dollar.

      Precious Metals Fund may invest in debt securities of companies engaged in mining and processing gold and silver. These debt securities can be expected to be comparable to that of other debt obligations and generally will not react to fluctuations in the price of gold and silver. An investment in the debt instruments of these companies, therefore, cannot be expected to provide the hedge against inflation that may be provided through investments in equity securities of companies engaged in such activities and can be expected to fluctuate inversely with prevailing interest rates.

      It is anticipated that, except for temporary defensive or liquidity purposes, 80% of the Fund's assets will be invested in precious metals and securities related to precious metals. At least 65% of the Fund's assets will normally be invested in gold bullion and the securities of companies primarily engaged in the exploration, mining, processing, fabrication or distribution of gold. At any time management deems it advisable for defensive or liquidity purposes, the Funds may hold cash or cash equivalents in the currency of any major industrial nation, and invest in, or hold unlimited amounts of debt obligations of the United States Government or its political subdivisions, and money market instruments including repurchase agreements with maturities of seven days or less and Certificates of Deposit.

      It is the Investment Adviser's present intention to manage the Fund's investments so that (i) less than half of the value of its portfolio will consist of silver, gold or other precious metals and (ii) more than half of the value of their portfolios will be invested in silver or gold-related securities, including securities of foreign issuers. Although the Fund's Board of Directors present policy prohibits investments in speculative securities trading at extremely low prices and in relatively illiquid markets, investments in such securities can be made when and if the Board determines such investments to be in the best interests of the Funds and their shareholders. The policies set forth in this paragraph are subject to change by the Board of Directors/Trustees of Precious Metals Fund, in its sole discretion.

      Fluctuations in the Price of Gold and Silver. The prices of silver and gold have been subject to dramatic downward and upward price movements over short periods of time and may be affected by unpredictable international monetary and political policies, such as currency devaluations or revaluations, economic conditions within an individual country, trade imbalances, or trade or currency restrictions between countries. The price of silver and gold, in turn, is likely to affect the market prices of securities of companies mining or processing silver and gold, and accordingly, the value of the Funds' investments in such securities may also be affected.

      Potential Effect of Concentration of Source of Supply and Control of Sales. The two largest national producers of silver and gold bullion are the Republic of South Africa and the United States of America. Changes in political and economic conditions affecting either country may have direct impact on that country's sales of silver and gold. Under South African law, the only authorized sales agent for silver and gold produced in South Africa is the Reserve Bank of South Africa, which through its retention policies controls the time and place of any sale of South African bullion. The South African Ministry of Mines determines silver and gold mining policy. South Africa depends in a certain measure on silver and gold sales for the foreign exchange necessary to finance its imports, and its sales policy is partly subject to national economic and political developments.

      Investments in Silver and Gold Bullion. Unlike certain more traditional investment vehicles such as savings deposits and stocks and bonds, which may produce interest or dividend income, silver and gold bullion earns no income return. Appreciation in the market price of silver and gold is the sole manner in which the Fund will be able to realize gains on its investment in silver and gold bullion. Furthermore, the Fund may encounter storage and transaction costs in connection with its ownership of silver and gold bullion which may be higher than those attendant to the purchase, holding and disposition of more traditional types of investments.

      International and Domestic Monetary Systems. Substantial amounts of silver and gold bullion serving as primary official reserve assets play a major role in the international monetary system. Since December 31, 1974, when it again became legal to invest in silver and gold, several new markets have developed in the United States. In connection with this legalization of silver ownership, the U.S. Treasury and the International Monetary Fund embarked upon programs to dispose of substantial amounts of silver and gold bullion.

American Depositary Receipts and European Depositary Receipts

      Each Fund may invest in securities of foreign issuers in the form of American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") or other similar securities representing securities of foreign issuers. These securities may not necessarily be denominated in the same currency as the securities they represent. ADRs are receipts typically issued by a United States bank or trust company evidencing ownership of the underlying foreign securities. EDRs are receipts issued by a European financial institution evidencing a similar arrangement. Generally, ADRs, in registered form, are designed for use in the United States securities markets, and EDRs, in bearer form, are designed for use in European securities markets.

Foreign and Emerging Market Securities

      Each Fund may invest its assets in securities of foreign issuers.

      Asia-Pacific Equity Fund invests primarily in certain foreign securities (including ADRs). International Value Fund may invest up to 25% of its assets and Emerging Countries Fund may invest up to 100% of its assets in issuers located in emerging countries. International Fund may invest up to 35% of its total assets in debt obligations (including preferred stocks) issued or guaranteed by foreign corporations, certain supranational entities (such as the World Bank) and foreign governments (including political subdivisions having taxing authority) or their agencies or instrumentalities, including ADRs. These securities may be denominated in either U.S. dollars or in non-U.S. currencies. Asia-Pacific Equity Fund will invest substantially all of its assets in the equity securities of companies based in the Asia-Pacific region. The Asia-Pacific countries include, but are not limited to, China, Hong Kong, Indonesia, Korea, Malaysia, Philippines, Singapore, Taiwan and Thailand, although the Fund will not invest in Japan and Australia.

      Foreign financial markets, while growing in volume, have, for the most part, substantially less volume than United States markets, and securities of many foreign companies are less liquid and their prices more volatile than securities of comparable domestic companies. The foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delivery of securities may not occur at the same time as payment in some foreign markets. Delays in settlement could result in temporary periods when a portion of the assets of a Fund is uninvested and no return is earned thereon. The inability of the Funds to make intended security purchases due to settlement problems could cause the Funds to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to the Funds due to subsequent declines in value of the portfolio security or, if the Funds have entered into a contract to sell the security, could result in possible liability to the purchaser.

      As foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards and practices comparable to those applicable to domestic companies, there may be less publicly available information about certain foreign companies than about domestic companies. There is generally less government supervision and regulation of exchanges, financial institutions and issuers in foreign countries than there is in the United States. A foreign government may impose exchange control regulations that may have an impact on currency exchange rates, and there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments that could affect U.S. investments in those countries.

      Although the Funds will use reasonable efforts to obtain the best available price and the most favorable execution with respect to all transactions and the Investment Adviser or Sub-Adviser will consider the full range and quality of services offered by the executing broker or dealer when making these determinations, fixed commissions on many foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges. Certain foreign governments levy withholding taxes against dividend and interest income, or may impose other taxes. Although in some countries a portion of these taxes are recoverable, the non-recovered portion of foreign withholding taxes will reduce the income received by the Funds on these investments. However, these foreign withholding taxes are not expected to have a significant impact on the Fund.

Emerging Markets: The risks of investing in foreign securities may be intensified in the case of investments in issuers domiciled or doing substantial business in emerging markets or countries with limited or developing capital markets. Security prices in emerging markets can be significantly more volatile than in the more developed nations of the world, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may have relatively unstable governments, present the risk of sudden adverse government action and even nationalization of businesses, restrictions on foreign ownership, or prohibitions of repatriation of assets, and may have less protection of property rights than more developed countries. The economies of countries with emerging markets may be predominantly based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. Transaction settlement and dividend collection procedures may be less reliable in emerging markets than in developed markets. Securities of issuers located in countries with emerging markets may have limited marketability and may be subject to more abrupt or erratic price movements.

International Debt Securities. The Funds may invest in debt obligations (which may be denominated in U.S. dollar or in non-U.S. currencies) of any rating issued or guaranteed by foreign corporations, certain supranational entities (such as the World Bank) and foreign governments (including political subdivisions having taxing authority) or their agencies or instrumentalities, including American Depository Receipts. These investments may include debt obligations such as bonds (including sinking fund and callable bonds), debentures and notes, together with preferred stocks, pay-in-kind securities, and zero coupon securities.

      In determining whether to invest in debt obligations of foreign issuers, the Fund would consider the relative yields of foreign and domestic high yield securities, the economies of foreign countries, the condition of such countries' financial markets, the interest rate climate of such countries and the relationship of such countries' currency to the U.S. Dollar. These factors are judged on the basis of fundamental economic criteria (e.g., relative inflation levels and trends, growth rate forecasts, balance of payments status and economic policies) as well as technical and political data. Subsequent foreign currency losses may result in the Funds having previously distributed more income in a particular period than was available from investment income, which could result in a return of capital to shareholders. The Funds' portfolio of foreign securities may include those of a number of foreign countries, or, depending upon market conditions, those of a single country.

      Investments in securities of issuers in non-industrialized countries generally involve more risk and may be considered highly speculative. Although a portion of the Funds' investment income may be received or realized in foreign currencies, the Funds would be required to compute and distribute its income in U.S. dollars and absorb the cost of currency fluctuations and the cost of currency conversions. Investment in foreign securities involves considerations and risks not associated with investment in securities of U.S. issuers. For example, foreign issuers are not required to use generally accepted accounting principles. If foreign securities are not registered under the 1933 Act, the issuer does not have to comply with the disclosure requirements of the Securities Exchange Act of 1934, as amended ("1934 Act"). The values of foreign securities investments will be affected by incomplete or inaccurate information available to the Investment Adviser as to foreign issuers, changes in currency rates, exchange control regulations or currency blockage, expropriation or nationalization of assets, application of foreign tax laws (including withholding taxes), changes in governmental administration or economic or monetary policy. In addition, it is generally more difficult to obtain court judgments outside the United States.

Investing in Developing Asia-Pacific Securities Markets and Economies. The securities markets of developing Asia-Pacific countries are not as large as the U.S. securities markets and have substantially less trading volume, resulting in a lack of liquidity and high price volatility. Certain markets, such as those of China, are in only the earliest stages of development. There is also a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries. Many of such markets also may be affected by developments with respect to more established markets in the region, such as in Japan. Developing Asia-Pacific brokers typically are fewer in number and less capitalized than brokers in the United States. These factors, combined with the U.S. regulatory requirements of open-end investment companies and the restrictions on foreign investments discussed below, result in potentially fewer investment opportunities for Asia-Pacific Equity Fund and may have an adverse impact on the investment performance of the Fund. The Fund's investment restrictions permit it to invest up to 15% of its net assets in securities that are determined by the Sub-Adviser to be illiquid.

      The investment objective of Asia-Pacific Equity Fund reflects the belief that the economies of the developing Asia-Pacific countries will continue to grow in such a fashion as to provide attractive investment opportunities. At the same time, emerging economies present certain risks that do not exist in more established economies. Especially significant is that political and social uncertainties exist for many of the developing Asia-Pacific countries. In addition, the governments of many of such countries, such as Indonesia, have a heavy role in regulating and supervising the economy. Another risk common to most such countries is that the economy is heavily export oriented and, accordingly, is dependent upon international trade. The existence of overburdened infrastructure and obsolete financial systems also presents risks in certain countries, as do environmental problems. Certain economies also depend to a significant degree upon exports of primary commodities and, therefore, are vulnerable to changes in commodity prices which, in turn, may be affected by a variety of factors. In addition, certain developing Asia-Pacific countries, such as the Philippines, are especially large debtors to commercial banks and foreign governments.

      Archaic legal systems in certain developing Asia-Pacific countries also may have an adverse impact on Asia-Pacific Equity Fund. For example, while the potential liability of a shareholder in a U.S. corporation with respect to acts of the corporation is generally limited to the amount of the shareholder's investment, the notion of limited liability is less clear in certain developing Asia-Pacific countries. Similarly, the rights of investors in Asia-Pacific companies may be more limited than those of shareholders of U.S. corporations.

      Certain of the risks associated with international investments and investing in smaller capital markets are heightened for investments in developing Asia-Pacific countries. For example, some of the currencies of developing Asia-Pacific countries have experienced devaluations relative to the U.S. dollar, and major adjustments have been made periodically in certain of such currencies. Certain countries face serious exchange constraints. In addition, as mentioned above, governments of many developing Asia-Pacific countries have exercised and continue to exercise substantial influence over many aspects of the private sector.

      In certain cases, the government owns or controls many companies, including the largest in the country. Accordingly, government actions in the future could have a significant effect on economic conditions in developing Asia-Pacific countries, which could affect private sector companies and Asia-Pacific Equity Fund, as well as the value of securities in the Fund's portfolio.

      In addition to the relative lack of publicly available information about developing Asia-Pacific issuers and the possibility that such issuers may not be subject to the same accounting, auditing and financial reporting standards as are applicable to U.S. companies, inflation accounting rules in some developing Asia-Pacific countries require, for companies that keep accounting records in the local currency, for both tax and accounting purposes, that certain assets and liabilities be restated on the company's balance sheet in order to express items in terms of currency of constant purchasing power. Inflation accounting may indirectly generate losses or profits for certain developing Asia-Pacific companies.

      Satisfactory custodial services for investment securities may not be available in some developing Asia-Pacific countries, which may result in Asia-Pacific Equity Fund incurring additional costs and delays in providing transportation and custody services for such securities outside such countries, if possible.

      As a result, the Sub-Adviser of Asia-Pacific Equity Fund may determine that, notwithstanding otherwise favorable investment criteria, it may not be practicable or appropriate to invest in a particular developing Asia-Pacific country. The Fund may invest in countries in which foreign investors, including the Sub-Adviser of the Fund, have had no or limited prior experience.

Investing in Russian Securities

      For the purposes of Russia Fund section of the prospectus, and this SAI, a Russian company means a legal entity (i) that is organized under the laws of, or with a principal office and domicile in, Russia, (ii) for which the principal equity securities trading market is in Russia, or (iii) that derives at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed, in Russia or that has at least 50% of its assets situated in Russia.

      Russia Fund intends to invest its assets in Russian companies in a broad array of industries, including the following: oil and gas, energy generation and distribution, communications, mineral extraction, trade, financial and business services, transportation, manufacturing, real estate, textiles, food processing and construction. The Fund is not permitted to invest more than 25% of the value of its total assets in any one industry. It may, however, invest an unrestricted amount of its assets in the oil and gas industry. The Fund's investments will include investments in Russian companies that have characteristics and business relationships common to companies outside of Russia. As a result, outside economic forces may cause fluctuations in the value of securities held by the Fund.

      Under current conditions, Russia Fund expects to invest at least 20% of its total assets in very liquid assets to maintain liquidity and provide stability. As the Russian equity markets develop, however, and the liquidity of Russian securities becomes less problematic, the Fund will invest a greater percentage of its assets in Russian equity securities.

      As further described above, Russia Fund is authorized to use various investment strategies, some or all of which may be classified as derivatives, to hedge various market risks and to enhance total return, which may be deemed a form of speculation. Subject to the requirements of the Investment Company Act of 1940, as amended, Russia Fund may hedge up to 100% of its assets when deemed appropriate by the Investment Adviser. The Fund is also authorized to use investment strategies to manage the effective maturity or duration of debt securities or instruments held by the Fund, or to enhance the Fund's income or gain. Although these strategies are regularly used by some investment companies and other institutional investors in various markets, most of these strategies are currently unavailable in Russia and may not become available in the future. Techniques and instruments may change over time, however, as new instruments and strategies are developed or regulatory changes occur.

Restrictions on Foreign Investments. Some developing countries prohibit or impose substantial restrictions on investments in their capital markets, particularly their equity markets, by foreign entities such as a Fund. As illustrations, certain countries may require governmental approval prior to investments by foreign persons or limit the amount of investment by foreign persons in a particular company or limit the investment by foreign persons to only a specific class of securities of a company that may have less advantageous terms (including price) than securities of the company available for purchase by nationals. Certain countries may restrict investment opportunities in issuers or industries deemed important to national interests.

      The manner in which foreign investors may invest in companies in certain developing countries, as well as limitations on such investments, also may have an adverse impact on the operations of a Fund that invests in such countries. For example, a Fund may be required in certain of such countries to invest initially through a local broker or other entity and then have the shares purchased re-registered in the name of a Fund. Re-registration may in some instances not be able to occur on timely basis, resulting in a delay during which a Fund may be denied certain of its rights as an investor, including rights as to dividends or to be made aware of certain corporate actions. There also may be instances where a Fund places a purchase order but is subsequently informed, at the time of re-registration, that the permissible allocation of the investment to foreign investors has been filled, depriving a Fund of the ability to make its desired investment at that time.

      Substantial limitations may exist in certain countries with respect to a Fund's ability to repatriate investment income, capital or the proceeds of sales of securities by foreign investors. A Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to a Fund of any restrictions on investments. No more than 15% of a Fund's net assets may be comprised, in the aggregate, of assets that are (i) subject to material legal restrictions on repatriation or (ii) invested in illiquid securities. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of the operations of the Fund. For example, funds may be withdrawn from the People's Republic of China only in U.S. or Hong Kong dollars and only at an exchange rate established by the government once each week.

      In certain countries, banks or other financial institutions may be among the leading companies or have actively traded securities. The 1940 Act restricts each Fund's investments in any equity securities of an issuer that, in its most recent fiscal year, derived more than 15% of its revenues from "securities related activities," as defined by the rules thereunder. The provisions may restrict the Fund's investments in certain foreign banks and other financial institutions.

Foreign Currency Risks. Currency risk is the risk that changes in foreign exchange rates will affect, favorably or unfavorably, the U.S. dollar value of foreign securities. In a period when the U.S. dollar generally rises against foreign currencies, the returns on foreign stocks for a U.S. investor will be diminished. By contrast, in a period when the U.S. dollar generally declines, the returns on foreign securities will be enhanced. Unfavorable changes in the relationship between the U.S. dollar and the relevant foreign currencies, therefore, will adversely affect the value of a Fund's shares.

Foreign Currency Exchange Transactions. Because the Funds that invest in foreign securities may buy and sell securities denominated in currencies other than the U.S. Dollar, and receive interest, dividends and sale proceeds in currencies other than the U.S. Dollar, the Funds may enter into foreign currency exchange transactions to convert to and from different foreign currencies and to convert foreign currencies to and from the U.S. Dollar. The Funds either enter into these transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or uses forward foreign currency contracts to purchase or sell foreign currencies. Asia-Pacific Equity Fund may not invest more than 5% of its assets (taken at market value at the time of investment) in forward foreign currency contracts. A forward foreign currency exchange contract is an agreement to exchange one currency for another -- for example, to exchange a certain amount of U.S. Dollars for a certain amount of Korean Won -- at a future date. Forward foreign currency contracts are included in the group of instruments that can be characterized as derivatives. Neither spot transactions nor forward foreign currency exchange contracts eliminate fluctuations in the prices of the Fund's portfolio securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline.

      Although these transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of the hedged currency increase. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of these securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of currency market movements is extremely difficult, and the successful execution of a hedging strategy is highly uncertain. Use of currency hedging techniques may also be limited by management's need to protect the status of the Fund as a regulated investment company under the Code.

Foreign Bank Obligations

      Obligations of foreign banks and foreign branches of U.S. banks involve somewhat different investment risks from those affecting obligations of U.S. banks, including the possibilities that liquidity could be impaired because of future political and economic developments; the obligations may be less marketable than comparable obligations of U.S. banks; a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations; foreign deposits may be seized or nationalized; foreign governmental restrictions (such as foreign exchange controls) may be adopted which might adversely affect the payment of principal and interest on those obligations; and the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks. In addition, the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to U.S. banks. In that connection, foreign banks are not subject to examination by any U.S. government agency or instrumentality.

Sovereign Debt Securities

      Certain Funds may invest in sovereign debt securities issued by governments of foreign countries. The sovereign debt in which the Funds may invest may be rated below investment grade. These securities usually offer higher yields than higher rated securities but are also subject to greater risk than higher rated securities.

Brady Bonds

      Certain Funds may invest in Brady bonds. Brady bonds represent a type of sovereign debt. These obligations were created under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady, in which foreign entities issued these obligations in exchange for their existing commercial bank loans. Brady Bonds have been issued by Argentina, Brazil, Costa Rica, the Dominican Republic, Mexico, the Philippines, Uruguay, Jordan, the Ivory Coast, and Venezuela, and may be issued by other emerging countries.

Risks of Investing in Foreign Securities

      Investments in foreign securities involve certain inherent risks, including the following:

Market Characteristics. Settlement practices for transactions in foreign markets may differ from those in United States markets, and may include delays beyond periods customary in the United States. Foreign security trading practices, including those involving securities settlement where Fund assets may be released prior to receipt of payment or securities, may expose the Funds to increased risk in the event of a failed trade or the insolvency of a foreign broker-dealer. Transactions in options on securities, futures contracts, futures options and currency contracts may not be regulated as effectively on foreign exchanges as similar transactions in the United States, and may not involve clearing mechanisms and related guarantees. The value of such positions also could be adversely affected by the imposition of different exercise terms and procedures and margin requirements than in the United States. The value of a Fund's positions may also be adversely impacted by delays in its ability to act upon economic events occurring in foreign markets during non-business hours in the United States.

Legal and Regulatory Matters. In addition to nationalization, foreign governments may take other actions that could have a significant effect on market prices of securities and payment of interest, including restrictions on foreign investment, expropriation of goods and imposition of taxes, currency restrictions and exchange control regulations.

Taxes. The interest payable on certain of the Funds' foreign portfolio securities may be subject to foreign withholding taxes, thus reducing the net amount of income available for distribution to the Funds' shareholders. A shareholder otherwise subject to United States federal income taxes may, subject to certain limitations, be entitled to claim a credit or deduction of U.S. federal income tax purposes for his proportionate share of such foreign taxes paid by the Funds.

Costs. The expense ratios of the Funds are likely to be higher than those of investment companies investing in domestic securities, since the cost of maintaining the custody of foreign securities is higher.

      In considering whether to invest in the securities of a foreign company, the Investment Adviser or Sub-Adviser considers such factors as the characteristics of the particular company, differences between economic trends and the performance of securities markets within the U.S. and those within other countries, and also factors relating to the general economic, governmental and social conditions of the country or countries where the company is located. The extent to which a Fund will be invested in foreign companies and countries and depository receipts will fluctuate from time to time within the limitations described in the Prospectus, depending on the Investment Adviser's or Sub-Adviser's assessment of prevailing market, economic and other conditions.

Securities Swaps

      The Funds that comprise ING Mutual Funds and ING Funds Trust may enter into securities swaps, a technique primarily used to indirectly participate in the securities market of a country from which a Fund would otherwise be precluded for lack of an established securities custody and safekeeping system. The Fund deposits an amount of cash with its custodian (or the broker, if legally permitted) in an amount equal to the selling price of the underlying security. Thereafter, the Fund pays or receives cash from the broker equal to the change in the value of the underlying security.

Options on Securities and Securities Indices

      Purchasing Put and Call Options. Each Fund (other than Asia-Pacific Equity
Fund) is authorized to purchase put and call options with respect to securities which are otherwise eligible for purchase by the Fund and with respect to various stock indices subject to certain restrictions. Asia-Pacific Equity Fund may only purchase put options on portfolio securities. Put and call options are derivative securities traded on United States and foreign exchanges, including the American Stock Exchange, Chicago Board Options Exchange, Philadelphia Stock Exchange, Pacific Stock Exchange and New York Stock Exchange. Except as indicated in "Non-Hedging Strategic Transactions," the Funds will engage in trading of such derivative securities exclusively for hedging purposes.

            If a Fund purchases a put option, the Fund acquires the right to sell the underlying security at a specified price at any time during the term of the option (for "American-style" options) or on the option expiration date (for "European-style" options). Purchasing put options may be used as a portfolio investment strategy when the Investment Adviser or Sub-Adviser perceives significant short-term risk but substantial long-term appreciation for the underlying security. The put option acts as an insurance policy, as it protects against significant downward price movement while it allows full participation in any upward movement. If the Fund holds a stock which the Investment Adviser or Sub-Adviser believes has strong fundamentals, but for some reason may be weak in the near term, the Fund may purchase a put option on such security, thereby giving itself the right to sell such security at a certain strike price throughout the term of the option. Consequently, the Fund will exercise the put only if the price of such security falls below the strike price of the put. The difference between the put's strike price and the market price of the underlying security on the date the Fund exercises the put, less transaction costs, is the amount by which the Fund hedges against a decline in the underlying security. If during the period of the option the market price for the underlying security remains at or above the put's strike price, the put will expire worthless, representing a loss of the price the Fund paid for the put, plus transaction costs. If the price of the underlying security increases, the premium paid for the put option less any amount for which the put may be sold reduces the profit the Fund realizes on the sale of the securities.

      If a Fund purchases a call option, it acquires the right to purchase the underlying security at a specified price at any time during the term of the option. The purchase of a call option is a type of insurance policy to hedge against losses that could occur if the Fund has a short position in the underlying security and the security thereafter increases in price. The Fund will exercise a call option only if the price of the underlying security is above the strike price at the time of exercise. If during the option period the market price for the underlying security remains at or below the strike price of the call option, the option will expire worthless, representing a loss of the price paid for the option, plus transaction costs. If a Fund purchases the call option to hedge a short position in the underlying security and the price of the underlying security thereafter falls, the premium paid for the call option less any amount for which such option may be sold reduces the profit the Fund realizes on the cover of the short position in the security.

      Prior to exercise or expiration, an option may be sold when it has remaining value by a purchaser through a "closing sale transaction," which is accomplished by selling an option of the same series as the option previously purchased. The Funds generally will purchase only those options for which the Investment Adviser or Sub-Adviser believes there is an active secondary market to facilitate closing transactions.

      Writing Call Options. Certain Funds may write covered call options. A call option is "covered" if a Fund owns the security underlying the call or has an absolute right to acquire the security without additional cash consideration (or, if additional cash consideration is required, cash or cash equivalents in such amount as are held in a segregated account by the Custodian). The writer of a call option receives a premium and gives the purchaser the right to buy the security underlying the option at the exercise price. The writer has the obligation upon exercise of the option to deliver the underlying security against payment of the exercise price during the option period. If the writer of an exchange-traded option wishes to terminate his obligation, he may effect a "closing purchase transaction." This is accomplished by buying an option of the same series as the option previously written. A writer may not effect a closing purchase transaction after it has been notified of the exercise of an option.

      Effecting a closing transaction in the case of a written call option will permit a Fund to write another call option on the underlying security with either a different exercise price, expiration date or both. Also, effecting a closing transaction allows the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other investments of the Fund. If the Fund desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing transaction prior to or concurrent with the sale of the security. A Fund realizes a gain from a closing transaction if the cost of the closing transaction is less than the premium received from writing the option or if the proceeds from the closing transaction are more than the premium paid to purchase the option. A Fund realizes a loss from a closing transaction if the cost of the closing transaction is more than the premium received from writing the option or if the proceeds from the closing transaction are less than the premium paid to purchase the option. However, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, appreciation of the underlying security owned by the Fund generally offsets, in whole or in part, any loss to the Fund resulting from the repurchase of a call option.

      The staff of the Securities and Exchange Commission (the "SEC") has taken the position that purchased over-the-counter options ("OTC Options") and the assets used as cover for written OTC Options are illiquid securities. A Fund will write OTC Options only with primary U.S. Government Securities dealers recognized by the Board of Governors of the Federal Reserve System or member banks of the Federal Reserve System ("primary dealers"). In connection with these special arrangements, the Fund intends to establish standards for the creditworthiness of the primary dealers with which it may enter into OTC Option contracts and those standards, as modified from time to time, will be implemented and monitored by the Investment Adviser. Under these special arrangements, the Fund will enter into contracts with primary dealers that provide that the Fund has the absolute right to repurchase an option it writes at any time at a repurchase price which represents the fair market value, as determined in good faith through negotiation between the parties, but that in no event will exceed a price determined pursuant to a formula contained in the contract. Although the specific details of the formula may vary between contracts with different primary dealers, the formula will generally be based on a multiple of the premium received by the Fund for writing the option, plus the amount, if any, by which the option is "in-the-money." The formula will also include a factor to account for the difference between the price of the security and the strike price of the option if the option is written "out-of-the-money." "Strike price" refers to the price at which an option will be exercised. "Cover assets" refers to the amount of cash or liquid assets that must be segregated to collateralize the value of the futures contracts written by the Fund. Under such circumstances, the Fund will treat as illiquid that amount of the cover assets equal to the amount by which the formula price for the repurchase of the option is greater than the amount by which the market value of the security subject to the option exceeds the exercise price of the option (the amount by which the option is "in-the-money"). Although each agreement will provide that the Fund's repurchase price shall be determined in good faith (and that it shall not exceed the maximum determined pursuant to the formula), the formula price will not necessarily reflect the market value of the option written. Therefore, the Fund might pay more to repurchase the OTC Option contract than the Fund would pay to close out a similar exchange traded option.

      Stock Index Options. Each Fund may also purchase put and call options with respect to the S&P 500 and other stock indices. The Funds may purchase such options as a hedge against changes in the values of portfolio securities or securities which it intends to purchase or sell, or to reduce risks inherent in the ongoing management of the Fund.

      The distinctive characteristics of options on stock indices create certain risks not found in stock options generally. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether the Fund will realize a gain or loss on the purchase or sale of an option on an index depends upon movements in the level of stock prices in the stock market generally rather than movements in the price of a particular stock. Accordingly, successful use by a Fund of options on a stock index depends on the Investment Adviser's or Sub-Adviser's ability to predict correctly movements in the direction of the stock market generally. This requires different skills and techniques than predicting changes in the price of individual stocks.

      Index prices may be distorted if circumstances disrupt trading of certain stocks included in the index, such as if trading were halted in a substantial number of stocks included in the index. If this happens, the Fund could not be able to close out options which it had purchased, and if restrictions on exercise were imposed, the Fund might be unable to exercise an option it holds, which could result in substantial losses to the Fund. The Funds purchase put or call options only with respect to an index which the Investment Adviser or Sub-Adviser believes includes a sufficient number of stocks to minimize the likelihood of a trading halt in the index.

      Risks of Investing in Options There are several risks associated with transactions in options on securities and indices. Options may be more volatile than the underlying instruments and, therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves. There are also significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objective. In addition, a liquid secondary market for particular options may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of option of underlying securities; unusual or unforeseen circumstances may interrupt normal operations on an exchange; the facilities of an exchange or clearing corporation may not at all times be adequate to handle current trading volume; or one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

      A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. The extent to which a Fund may enter into options transactions may be limited by the Internal Revenue Code requirements for qualification of the Fund as a regulated investment company. See "Dividends, Distributions and Taxes."

      In addition, foreign option exchanges do not afford to participants many of the protections available in United States option exchanges. For example, there may be no daily price fluctuation limits in such exchanges or markets, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, a Fund as an option writer could lose amounts substantially in excess of its initial investment, due to the margin and collateral requirements typically associated with such option writing. See "Dealer Options" below.

      Limits on Use of Options. A Fund may not purchase or sell options if more than 25% of its net assets would be hedged. The Funds may write covered call options and secured put options to seek to generate income or lock in gains on up to 25% of their net assets.

      Dealer Options. The Funds may engage in transactions involving dealer options as well as exchange-traded options. Certain risks are specific to dealer options. While the Funds might look to a clearing corporation to exercise exchange-traded options, if a Fund purchases a dealer option it must rely on the selling dealer to perform if the Fund exercises the option. Failure by the dealer to do so would result in the loss of the premium paid by the Fund as well as loss of the expected benefit of the transaction.

      Exchange-traded options generally have a continuous liquid market while dealer options may not. Consequently, a Fund can realize the value of a dealer option it has purchased only by exercising or reselling the option to the issuing dealer. Similarly, when a Fund writes a dealer option, the Fund can close out the option prior to its expiration only by entering into a closing purchase transaction with the dealer. While the Fund seeks to enter into dealer options only with dealers who will agree to and can enter into closing transactions with the Fund, no assurance exists that the Fund will at any time be able to liquidate a dealer option at a favorable price at any time prior to expiration. Unless the Fund, as a covered dealer call option writer, can effect a closing purchase transaction, it will not be able to liquidate securities (or other assets) used as cover until the option expires or is exercised. In the event of insolvency of the other party, the Fund may be unable to liquidate a dealer option. With respect to options written by the Fund, the inability to enter into a closing transaction may result in material losses to the Fund. For example, because a Fund must maintain a secured position with respect to any call option on a security it writes, the Fund may not sell the assets which it has segregated to secure the position while it is obligated under the option. This requirement may impair the Fund's ability to sell portfolio securities at a time when such sale might be advantageous.

      The Staff of the SEC takes the position that purchased dealer options are illiquid securities. A Fund may treat the cover used for written dealer options as liquid if the dealer agrees that the Fund may repurchase the dealer option it has written for a maximum price to be calculated by a predetermined formula. In such cases, the dealer option would be considered illiquid only to the extent the maximum purchase price under the formula exceeds the intrinsic value of the option. With that exception, however, the Fund will treat dealer options as subject to the Fund's limitation on illiquid securities. If the Commission changes its position on the liquidity of dealer options, the Fund will change its treatment of such instruments accordingly.

Foreign Currency Options. The Funds that comprise ING Mutual Funds and Global Real Estate Fund may buy or sell put and call options on foreign currencies. A put or call option on a foreign currency gives the purchaser of the option the right to sell or purchase a foreign currency at the exercise price until the option expires. The Funds use foreign currency options separately or in combination to control currency volatility. Among the strategies employed to control currency volatility is an option collar. An option collar involves the purchase of a put option and the simultaneous sale of call option on the same currency with the same expiration date but with different exercise (or "strike") prices. Generally, the put option will have an out-of-the-money strike price, while the call option will have either an at-the-money strike price or an in-the-money strike price. Foreign currency options are derivative securities. Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of the Funds to reduce foreign currency risk using such options.

      As with other kinds of option transactions, writing options on foreign currency constitutes only a partial hedge, up to the amount of the premium received. The Funds could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against exchange rate fluctuations; however, in the event of exchange rate movements adverse to a Fund's position, the Fund may forfeit the entire amount of the premium plus related transaction costs.

Forward Currency Contracts. The Funds that invest in foreign securities may enter into forward currency contracts to hedge against changes in currency exchange rates. A forward currency contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. For example, a Fund might purchase a particular currency or enter into a forward currency contract to preserve the U.S. dollar price of securities it intends to or has contracted to purchase. Alternatively, it might sell a particular currency on either a spot or forward basis to hedge against an anticipated decline in the dollar value of securities it intends to or has contracted to sell. Although this strategy could minimize the risk of loss due to a decline in the value of the hedged currency, it could also limit any potential gain from an increase in the value of the currency.

Financial Futures Contracts And Related Options

      Each of the Funds may invest in futures contracts and in options on futures contracts as a hedge against changes in market conditions or interest rates. As a general rule, no Fund will purchase or sell futures if, immediately thereafter, more than 25% of its net assets would be hedged.

      Each Fund may use financial futures contracts and related options to hedge against changes in the market value of its portfolio securities or securities that it intends to purchase. A Fund could purchase a financial futures contract (such as an interest rate futures contract or securities index futures contract) to protect against a decline in the value of its portfolio or to gain exposure to securities which the Fund otherwise wishes to purchase. Hedging is accomplished when an investor takes a position in the futures market opposite to his cash market position. There are two types of hedges -- long (or buying) and short (or selling) hedges. Historically, prices in the futures market have tended to move in concert with cash market prices, and prices in the futures market have maintained a fairly predictable relationship to prices in the cash market. Thus, a decline in the market value of securities in the Fund's portfolio may be protected against to a considerable extent by gains realized on futures contracts sales. Similarly, it is possible to protect against an increase in the market price of securities that the Fund may wish to purchase in the future by purchasing futures contracts.

      A Fund may purchase or sell any financial futures contracts which are traded on a recognized exchange or board of trade. Financial futures contracts consist of interest rate futures contracts and securities index futures contracts. A public market presently exists in interest rate futures contracts covering long-term U.S. Treasury bonds, U.S. Treasury notes, three-month U.S. Treasury bills and GNMA certificates. Securities index futures contracts are currently traded with respect to the Standard & Poor's 500 Composite Stock Price Index and such other broad-based stock market indices as the New York Stock Exchange Composite Stock Index and the Value Line Composite Stock Price Index. A clearing corporation associated with the exchange or board of trade on which a financial futures contract trades assumes responsibility for the completion of transactions and also guarantees that open futures contracts will be performed.

      An interest rate futures contract obligates the seller of the contract to deliver, and the purchaser to take delivery of, the interest rate securities called for in the contract at a specified future time and at a specified price. A stock index assigns relative values to the common stocks included in the index, and the index fluctuates with changes in the market values of the common stocks so included. A stock index futures contract is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the stock index value at the close of the last trading day of the contract and the price at which the futures contract is originally struck. An option on a financial futures contract gives the purchaser the right to assume a position in the contract (a long position if the option is a call and short position if the option is a put) at a specified exercise price at any time during the period of the option.

      In contrast to the situation when a Fund purchases or sells a security, no security is delivered or received by the Fund upon the purchase or sale of a financial futures contract. Initially, the Fund will be required to segregate with its custodian bank an amount of cash and/or liquid assets. This amount is known as initial margin and is in the nature of a performance bond or good faith deposit on the contract. The current initial margin deposit required per contract is approximately 5% of the contract amount. Brokers may establish deposit requirements higher than this minimum. Subsequent payments, called variation margin, will be made to and from the account on a daily basis as the price of the futures contract fluctuates. This process is known as marking to market. At the time of purchase of a futures contract or a call option on a futures contract, an amount of cash, U. S. Government securities or other appropriate high-grade securities equal to the market value of the futures contract minus the Fund's initial margin deposit with respect thereto will be segregated with the Fund's custodian bank to collateralize fully the position and thereby ensure that it is not leveraged. The extent to which the Fund may enter into financial futures contracts and related options may also be limited by the requirements of the Internal Revenue Code for qualification as a regulated investment company.

      The writer of an option on a futures contract is required to deposit margin pursuant to requirements similar to those applicable to futures contracts. Upon exercise of an option on a futures contract, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's margin account. This amount will be equal to the amount by which the market price of the futures contract at the time of exercise exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract.

      Although financial futures contracts by their terms call for actual delivery or acceptance of securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out is accomplished by effecting an offsetting transaction. A futures contract sale is closed out by effecting a futures contract purchase for the same aggregate amount of securities and the same delivery date. If the sale price exceeds the offsetting purchase price, the seller immediately would be paid the difference and would realize a gain. If the offsetting purchase price exceeds the sale price, the seller immediately would pay the difference and would realize a loss. Similarly, a futures contract purchase is closed out by effecting a futures contract sale for the same securities and the same delivery date. If the offsetting sale price exceeds the purchase price, the purchaser would realize a gain, whereas if the purchase price exceeds the offsetting sale price, the purchaser would realize a loss.

      The Fund will pay commissions on financial futures contracts and related options transactions. These commissions may be higher than those that would apply to purchases and sales of securities directly.

Limitations on Futures Contracts and Related Options. The Funds may not engage in transactions in financial futures contracts or related options for speculative purposes but only as a hedge against anticipated changes in the market value of its portfolio securities or securities that it intends to purchase. No Fund of ING Mutual Funds may purchase or sell futures or purchase related options if, immediately thereafter, more than 25% of its net assets would be hedged. Those Funds also may not purchase or sell futures or purchase related options if, immediately thereafter, the sum of the amount of margin deposits on the Fund's existing futures positions and premiums paid for such options would exceed 5% of the market value of the Fund's net assets. At the time of purchase of a futures contract or a call option on a futures contract, an amount of cash, U.S. Government securities or other appropriate high-grade debt obligations equal to the market value of the futures contract minus the Fund's initial margin deposit with respect thereto will be segregated with the Fund's custodian bank to collateralize fully the position and thereby ensure that it is not leveraged.

      The extent to which a Fund may enter into financial futures contracts and related options also may be limited by the requirements of the Internal Revenue Code for qualification as a regulated investment company.

Risks Relating to Options and Futures Contracts. The purchase of options involves certain risks. If a put option purchased by a Fund is not sold when it has remaining value, and if the market price of the underlying security remains equal to or greater than the exercise price, the Fund will lose its entire investment in the option. Also, where a put option is purchased to hedge against price movements in a particular security, the price of the put option may move more or less than the price of the related security. There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. Furthermore, if trading restrictions or suspensions are imposed on the options markets, a Fund may be unable to close out a position. Positions in futures contracts and related options may be closed out only on an exchange that provides a secondary market for such contracts or options. A Fund will enter into an option or futures position only if there appears to be a liquid secondary market. However, there can be no assurance that a liquid secondary market will exist for any particular option or futures contract at any specific time. Thus, it may not be possible to close out a futures or related option position. In the case of a futures position, in the event of adverse price movements the Fund would continue to be required to make daily margin payments. In this situation, if the Fund have insufficient cash to meet daily margin requirements it may have to sell portfolio securities at a time when it may be disadvantageous to do so. In addition, a Fund may be required to take or make delivery of the securities underlying the futures contracts it holds. The inability to close out futures positions also could have an adverse impact on the Fund's ability to hedge its portfolio effectively.

      There are several risks in connection with the use of futures contracts as a hedging device. While hedging can provide protection against an adverse movement in market prices, it can also preclude a hedger's opportunity to benefit from a favorable market movement. In addition, investing in futures contracts and options on futures contracts will cause the Funds to incur additional brokerage commissions and may cause an increase in a Fund's portfolio turnover rate. The successful use of futures contracts and related options also depends on the ability of the Investment Adviser to forecast correctly the direction and extent of market movements within a given time frame. To the extent market prices remain stable during the period a futures contract or option is held by the Fund or such prices move in a direction opposite to that anticipated, a Fund may realize a loss on the hedging transaction that is not offset by an increase in the value of its portfolio securities. As a result, the return of the Fund for the period may be less than if it had not engaged in the hedging transaction.

      The use of futures contracts involves the risk of imperfect correlation in movements in the price of futures contracts and movements in the price of the securities that are being hedged. If the price of the futures contract moves more or less than the price of the securities being hedged, a Fund will experience a gain or loss that will not be completely offset by movements in the price of the securities. It is possible that, where a Fund has sold futures contracts to hedge its portfolio against a decline in the market, the market may advance and the value of securities held in a Fund's portfolio may decline. If this occurred, a Fund would lose money on the futures contract and would also experience a decline in value in its portfolio securities. Where futures are purchased to hedge against a possible increase in the prices of securities before a Fund is able to invest its cash (or cash equivalents) in securities (or options) in an orderly fashion, it is possible that the market may decline; if a Fund then determines not to invest in securities (or options) at that time because of concern as to possible further market decline or for other reasons, the Fund will realize a loss on the futures that would not be offset by a reduction in the price of the securities purchased.

      The market prices of futures contracts may be affected if participants in the futures market elect to close out their contracts through off-setting transactions rather than to meet margin deposit requirements. In such a case, distortions in the normal relationship between the cash and futures markets could result. Price distortions could also result if investors in futures contracts opt to make or take delivery of the underlying securities rather than to engage in closing transactions due to the resultant reduction in the liquidity of the futures market. In addition, due to the fact that, from the point of view of speculators, the deposit requirements in the futures markets are less onerous than margin requirements in the cash market, increased participation by speculators in the futures market could cause temporary price distortions. Due to the possibility of price distortions in the futures market and because of the imperfect correlation between movements in the prices of securities and movements in the prices of futures contracts, a correct forecast of market trends may still not result in a successful transaction.

      Compared to the purchase or sale of futures contracts, the purchase of put or call options on futures contracts involves less potential risk for a Fund because the maximum amount at risk is the premium paid for the options plus transaction costs. However, there may be circumstances when the purchase of an option on a futures contract would result in a loss to a Fund while the purchase or sale of the futures contract would not have resulted in a loss, such as when there is no movement in the price of the underlying securities.

Foreign Currency Futures Contracts

      Each Fund (other than Asia-Pacific Equity Fund) may use foreign currency future contracts for hedging purposes. A foreign currency futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a foreign currency at a specified price and time. A public market exists in futures contracts covering several foreign currencies, including the Australian dollar, the Canadian dollar, the British pound, the Japanese yen, the Swiss franc, and certain multinational currencies such as the European euro. Other foreign currency futures contracts are likely to be developed and traded in the future. The Funds will only enter into futures contracts and futures options which are standardized and traded on a U.S. or foreign exchange, board of trade, or similar entity, or quoted on an automated quotation system.

Risks of Transactions in Futures Contracts

      There are several risks related to the use of futures as a hedging device. One risk arises because of the imperfect correlation between movements in the price of the futures contract and movements in the price of the securities which are the subject of the hedge. The price of the future may move more or less than the price of the securities being hedged. If the price of the future moves less than the price of the securities which are the subject of the hedge, the hedge will not be fully effective, but if the price of the securities being hedged has moved in an unfavorable direction, a Fund would be in a better position than if it had not hedged at all. If the price of the securities being hedged has moved in a favorable direction, this advantage will be partially offset by the loss on the future. If the price of the future moves more than the price of the hedged securities, the Fund will experience either a loss or a gain on the future which will not be completely offset by movements in the price of the securities which are subject to the hedge.

      To compensate for the imperfect correlation of movements in the price of securities being hedged and movements in the price of the futures contract, a Fund may buy or sell futures contracts in a greater dollar amount than the dollar amount of securities being hedged if the historical volatility of the prices of such securities has been greater than the historical volatility over such time period of the future. Conversely, the Fund may buy or sell fewer futures contracts if the historical volatility of the price of the securities being hedged is less than the historical volatility of the futures contract being used. It is possible that, when the Fund has sold futures to hedge its portfolio against a decline in the market, the market may advance while the value of securities held in the Fund's portfolio may decline. If this occurs, the Fund will lose money on the future and also experience a decline in value in its portfolio securities. However, the Investment Adviser or Sub-Adviser believes that over time the value of a diversified portfolio will tend to move in the same direction as the market indices upon which the futures are based.

      When futures are purchased to hedge against a possible increase in the price of securities before a Fund is able to invest its cash (or cash equivalents) in securities (or options) in an orderly fashion, it is possible that the market may decline instead. If the Fund then decides not to invest in securities or options at that time because of concern as to possible further market decline or for other reasons, it will realize a loss on the futures contract that is not offset by a reduction in the price of securities purchased.

      In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the futures and the securities being hedged, the price of futures may not correlate perfectly with movement in the stock index or cash market due to certain market distortions. All participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions, which could distort the normal relationship between the index or cash market and futures markets. In addition, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may also cause temporary price distortions. As a result of price distortions in the futures market and the imperfect correlation between movements in the cash market and the price of securities and movements in the price of futures, a correct forecast of general trends by the Investment Adviser or Sub-Adviser may still not result in a successful hedging transaction over a very short time frame.

      Positions in futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Although the Funds intend to purchase or sell futures only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures position, and in the event of adverse price movements, the Funds would continue to be required to make daily cash payments of variation margin. When futures contracts have been used to hedge portfolio securities, such securities will not be sold until the futures contract can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, as described above, there is no guarantee that the price of the securities will in fact correlate with the price movements in the futures contract and thus provide an offset to losses on a futures contract.

      Most United States futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of futures contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

      Successful use of futures by a Fund depends on the Investment Adviser's or Sub-Adviser's ability to predict correctly movements in the direction of the market. For example, if the Fund hedges against the possibility of a decline in the market adversely affecting stocks held in its portfolio and stock prices increase instead, the Fund will lose part or all of the benefit of the increased value of the stocks which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. The Fund may have to sell securities at a time when it may be disadvantageous to do so.

      In the event of the bankruptcy of a broker through which a Fund engages in transactions in futures contracts or options, the Fund could experience delays and losses in liquidating open positions purchased or sold through the broker, and incur a loss of all or part of its margin deposits with the broker.

Interest Rate and Currency Swaps

      The Funds that comprise ING Mutual Funds and ING Funds Trust may enter into interest rate and currency swap transactions and purchase or sell interest rate and currency caps and floors, and may enter into currency swap cap transactions. An interest rate or currency swap involves an agreement between a Fund and another party to exchange payments calculated as if they were interest on a specified ("notional") principal amount (e.g., an exchange of floating rate payments by one party for fixed rate payments by the other). An interest rate cap or floor entitles the purchaser, in exchange for a premium, to receive payments of interest on a notional principal amount from the seller of the cap or floor, to the extent that a specified reference rate exceeds or falls below a predetermined level. A Fund usually enters into such transactions on a "net" basis, with the Fund receiving or paying, as the case may be, only the net amount of the two payment streams. The net amount of the excess, if any, of a Fund's obligations over its entitlements with respect to each swap is accrued on a daily basis, and an amount of cash or high-quality liquid securities having an aggregate net asset value at least equal to the accrued excess is maintained in a segregated account by the Trust's custodian. If a Fund enters into a swap on other than a net basis, or sells caps or floors, the Fund maintains a segregated account in the full amount accrued on a daily basis of the Fund's obligations with respect to the transaction. Such segregated accounts are maintained in accordance with applicable regulations of the Commission.

      A Fund will not enter into any of these derivative transactions unless the unsecured senior debt or the claims paying ability of the other party to the transaction is rated at least "high quality" at the time of purchase by at least one of the established rating agencies (e.g., AAA or AA by S&P). The swap market has grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and agents utilizing standard swap documentation, and the Investment Adviser or Sub-Adviser has determined that the swap market has become relatively liquid. Swap transactions do not involve the delivery of securities or other underlying assets or principal, and the risk of loss with respect to such transactions is limited to the net amount of payments that the Fund is contractually obligated to make or receive. Caps and floors are more recent innovations for which standardized documentation has not yet been developed; accordingly, they are less liquid than swaps, and caps and floors purchased by a Fund are considered to be illiquid assets.

Interest Rate Swaps

      As indicated above, an interest rate swap is a contract between two entities ("counterparties") to exchange interest payments (of the same currency) between the parties. In the most common interest rate swap structure, one counterparty agrees to make floating rate payments to the other counterparty, which in turn makes fixed rate payments to the first counterparty. Interest payments are determined by applying the respective interest rates to an agreed upon amount, referred to as the "notional principal amount." In most such transactions, the floating rate payments are tied to the London Interbank Offered Rate, which is the offered rate for short-term Eurodollar deposits between major international banks. As there is no exchange of principal amounts, an interest rate swap is not an investment or a borrowing.

Cross-Currency Swaps

      A cross-currency swap is a contract between two counterparties to exchange interest and principal payments in different currencies. A cross-currency swap normally has an exchange of principal at maturity (the final exchange); an exchange of principal at the start of the swap (the initial exchange) is optional. An initial exchange of notional principal amounts at the spot exchange rate serves the same function as a spot transaction in the foreign exchange market (for an immediate exchange of foreign exchange risk). An exchange at maturity of notional principal amounts at the spot exchange rate serves the same function as a forward transaction in the foreign exchange market (for a future transfer of foreign exchange risk). The currency swap market convention is to use the spot rate rather than the forward rate for the exchange at maturity. The economic difference is realized through the coupon exchanges over the life of the swap. In contrast to single currency interest rate swaps, cross-currency swaps involve both interest rate risk and foreign exchange risk.

Swap Options

      The Funds indicated above may invest in swap options. A swap option is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel or otherwise change an existing swap agreement, at some designated future time on specified terms. It is different from a forward swap, which is a commitment to enter into a swap that starts at some future date with specified rates. A swap option may be structured European-style (exercisable on the pre-specified date) or American-style (exercisable during a designated period). The right pursuant to a swap option must be exercised by the right holder. The buyer of the right to a swap option is said to own a call.

Caps and Floors

      The Funds indicated above may invest in interest rate caps and floors and currency swap cap transactions. An interest rate cap is a right to receive periodic cash payments over the life of the cap equal to the difference between any higher actual level of interest rates in the future and a specified strike (or "cap") level. The cap buyer purchases protection for a floating rate move above the strike. An interest rate floor is the right to receive periodic cash payments over the life of the floor equal to the difference between any lower actual level of interest rates in the future and a specified strike (or "floor") level. The floor buyer purchases protection for a floating rate move below the strike. The strikes are typically based on the three-month LIBOR (although other indices are available) and are measured quarterly. Rights arising pursuant to both caps and floors are exercised automatically if the strike is in the money. Caps and floors eliminate the risk that the buyer fails to exercise an in-the-money option.

Risks Associated with Swaps, Caps and Floors

      The risks associated with interest rate and currency swaps and interest rate caps and floors are similar to those described above with respect to dealer options. In connection with such transactions, a Fund relies on the other party to the transaction to perform its obligations pursuant to the underlying agreement. If there were a default by the other party to the transaction, the Fund would have contractual remedies pursuant to the agreement, but could incur delays in obtaining the expected benefit of the transaction or loss of such benefit. In the event of insolvency of the other party, the Fund might be unable to obtain its expected benefit. In addition, while each Fund will seek to enter into such transactions only with parties which are capable of entering into closing transactions with the Fund, there can be no assurance that a Fund will be able to close out such a transaction with the other party, or obtain an offsetting position with any other party, at any time prior to the end of the term of the underlying agreement. This may impair a Fund's ability to enter into other transactions at a time when doing so might be advantageous.

Non-Hedging Strategic Transactions

      A Fund's options, futures and swap transactions will generally be entered into for hedging purposes -- to protect against possible changes in the market values of securities held in or to be purchased for the Fund's portfolio resulting from securities markets, currency or interest rate fluctuations, to protect the Fund's unrealized gains in the values of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of the Fund's portfolio, or to establish a position in the derivatives markets as a temporary substitute for purchase or sale of particular securities. Each Fund's net loss exposure resulting from transactions entered into for each purposes will not exceed 5% of the Fund's net assets at any one time and, to the extent necessary, the Fund will close out transactions in order to comply with this limitation. Such transactions are subject to the limitations described above under "Options," "Futures Contracts," and "Interest Rate and Currency Swaps."

Restricted and Illiquid Securities

      Each Fund may invest in illiquid, restricted, or not readily marketable securities if the Investment Adviser or Sub-Adviser believes that it presents an attractive investment opportunity.

      Generally, a security is considered illiquid if it cannot be disposed of within seven days. Its illiquidity might prevent the sale of such a security at a time when a Sub-Adviser might wish to sell, and these securities could have the effect of decreasing the overall level of a Fund's liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring the Funds to rely on judgments that may be somewhat subjective in determining value, which could vary from the amount that a Fund could realize upon disposition. Because of the nature of these securities, a considerable period of time may elapse between the Funds' decision to dispose of these securities and the time when the Funds are able to dispose of them, during which time the value of the securities could decline. The expenses of registering restricted securities (excluding securities that may be resold by the Funds pursuant to Rule 144A) may be negotiated at the time such securities are purchased by the Funds. When registration is required before the securities may be resold, a considerable period may elapse between the decision to sell the securities and the time when the Funds would be permitted to sell them. Thus, the Funds may not be able to obtain as favorable a price as that prevailing at the time of the decision to sell. The Funds may also acquire securities through private placements. Such securities may have contractual restrictions on their resale, which might prevent their resale by the Funds at a time when such resale would be desirable. Securities that are not readily marketable will be valued by the Funds in good faith pursuant to procedures adopted by the Company's Board of Directors/Trustees.

      Restricted securities, including private placements, are subject to legal or contractual restrictions on resale. They can be eligible for purchase without SEC registration by certain institutional investors known as "qualified institutional buyers," and under the Funds' procedures, restricted securities could be treated as liquid. However, some restricted securities may be illiquid and restricted securities that are treated as liquid could be less liquid than registered securities traded on established secondary markets. The Funds may not invest more than 15% of its net assets in illiquid securities, measured at the time of investment. Each Fund will adhere to a more restrictive investment limitation on its investments in illiquid or restricted securities as required by the securities laws of those jurisdictions where shares of the Funds are registered for sale.

Other Investment Companies

      Each Fund may invest in other investment companies ("Underlying Funds"). Each Fund may not (i) invest more than 10% of its total assets in Underlying Funds, (ii) invest more than 5% of its total assets in any one Underlying Fund, or (iii) purchase greater than 3% of the total outstanding securities of any one Underlying Fund. The Funds may also make indirect foreign investments through other investment companies that have comparable investment objectives and policies as the Funds. In addition to the advisory and operational fees a Fund bears directly in connection with its own operation, the Fund would also bear its pro rata portions of each other investment company's advisory and operational expenses.

Investment Companies that Invest in Senior Loans. The Funds that comprise Mutual Funds may invest in investment companies that invest primarily in interests in variable or floating rate loans or notes ("Senior Loans"). Senior Loans in most circumstances are fully collateralized by assets of a corporation, partnership, limited liability company, or other business entity. Senior Loans vary from other types of debt in that they generally hold a senior position in the capital structure of a borrower. Thus, Senior Loans are generally repaid before unsecured bank loans, corporate bonds, subordinated debt, trade creditors, and preferred or common stockholders.

      Substantial increases in interest rates may cause an increase in loan defaults as borrowers may lack resources to meet higher debt service requirements. The value of a Fund's assets may also be affected by other uncertainties such as economic developments affecting the market for Senior Loans or affecting borrowers generally.

      Senior Loans usually include restrictive covenants which must be maintained by the borrower. Under certain interests in Senior Loans, an investment company investing in a Senior Loan may have an obligation to make additional loans upon demand by the borrower. Senior Loans, unlike certain bonds, usually do not have call protection. This means that interests, while having a stated one to ten-year term, may be prepaid, often without penalty. The rate of such prepayments may be affected by, among other things, general business and economic conditions, as well as the financial status of the borrower. Prepayment would cause the actual duration of a Senior Loan to be shorter than its stated maturity.

Credit Risk. Information about interests in Senior Loans generally is not in the public domain, and interests are generally not currently rated by any nationally recognized rating service. Senior Loans are subject to the risk of nonpayment of scheduled interest or principal payments. Issuers of Senior Loans generally have either issued debt securities that are rated lower than investment grade, or, if they had issued debt securities, such debt securities would likely be rated lower than investment grade. However, unlike other types of debt securities, Senior Loans are generally fully collateralized.

      In the event of a failure to pay scheduled interest or principal payments on Senior Loans, an investment company investing in that Senior Loan could experience a reduction in its income, and would experience a decline in the market value of the particular Senior Loan so affected, and may experience a decline in the net asset value ("NAV") or the amount of its dividends. In the event of a bankruptcy of the borrower, the investment company could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing the Senior Loan.

Collateral. Senior Loans typically will be secured by pledges of collateral from the borrower in the form of tangible assets and intangible assets. In some instances, an investment company may invest in Senior Loans that are secured only by stock of the borrower or its subsidiaries or affiliates. The value of the collateral may decline below the principal amount of the Senior Loan subsequent to an investment in such Senior Loan. In addition, to the extent that collateral consists of stock of the borrower or its subsidiaries or affiliates, there is a risk that the stock may decline in value, be relatively illiquid, or may lose all or substantially all of its value, causing the Senior Loan to be undercollateralized.

Limited Secondary Market. Although it is growing, the secondary market for Senior Loans is currently limited. There is no organized exchange or board of trade on which Senior Loans may be traded; instead, the secondary market for Senior Loans is an unregulated inter-dealer or inter-bank market. Accordingly, Senior Loans may be illiquid. In addition, Senior Loans generally require the consent of the borrower prior to sale or assignment. These consent requirements may delay or impede a fund's ability to sell Senior Loans. In addition, because the secondary market for Senior Loans may be limited, it may be difficult to value Senior Loans. Market quotations may not be available and valuation may require more research than for liquid securities. In addition, elements of judgment may play a greater role in the valuation, because there is less reliable, objective data available.

Hybrid Loans. The growth of the syndicated loan market has produced loan structures with characteristics similar to Senior Loans but which resemble bonds in some respects, and generally offer less covenant or other protections than traditional Senior Loans while still being collateralized ("Hybrid Loans"). With Hybrid Loans, a fund may not possess a senior claim to all of the collateral securing the Hybrid Loan. Hybrid Loans also may not include covenants that are typical of Senior Loans, such as covenants requiring the maintenance of minimum interest coverage ratios. As a result, Hybrid Loans present additional risks besides those associated with traditional Senior Loans, although they may provide a relatively higher yield. Because the lenders in Hybrid Loans waive or forego certain loan covenants, their negotiating power or voting rights in the event of a default may be diminished. As a result, the lenders' interests may not be represented as significantly as in the case of a conventional Senior Loan. In addition, because an investment company's security interest in some of the collateral may be subordinate to other creditors, the risk of nonpayment of interest or loss of principal may be greater than would be the case with conventional Senior Loans.

Subordinated and Unsecured Loans. Certain investment companies may invest in subordinated and unsecured loans. The primary risk arising from a holder's subordination is the potential loss in the event of default by the issuer of the loans. Subordinated loans in an insolvency bear an increased share, relative to senior secured lenders, of the ultimate risk that the borrower's assets are insufficient to meet its obligations to its creditors. Unsecured loans are not secured by any specific collateral of the borrower. They do not enjoy the security associated with collateralization and may pose a greater risk of nonpayment of interest or loss of principal than do secured loans.

      There are some potential disadvantages associated with investing in other investment companies. For example, you would indirectly bear additional fees. The Underlying Funds pay various fees, including, management fees, administration fees, and custody fees. By investing in those Underlying Funds indirectly, you indirectly pay a proportionate share of the expenses of those funds (including management fees, administration fees, and custodian fees), and you also pay the expenses of the Fund.

Repurchase Agreements

      Each Fund may enter into repurchase agreements with respect to its portfolio securities. Such agreements may be considered to be loans by the Funds for purposes of the 1940 Act. Each repurchase agreement must be collateraltized fully, in accordance with the provisions of Rule 5b-3 under the 1940 Act, at all times. Pursuant to such repurchase agreements, the Fund acquires securities from financial institutions such as brokers, dealers and banks, subject to the seller's agreement to repurchase and the Fund's agreement to resell such securities at a mutually agreed upon date and price. The term of such an agreement is generally quite short, possibly overnight or for a few days, although it may extend over a number of months (up to one year) from the date of delivery. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the underlying portfolio security). The securities underlying a repurchase agreement will be marked to market every business day so that the value of the collateral is at least equal to the value of the loan, including the accrued interest thereon, and the Investment Adviser or Sub-Adviser will monitor the value of the collateral. Securities subject to repurchase agreements will be held by the Custodian or in the Federal Reserve/Treasury Book-Entry System or an equivalent foreign system. If the seller defaults on its repurchase obligation, the Fund holding the repurchase agreement will suffer a loss to the extent that the proceeds from a sale of the underlying securities is less than the repurchase price under the agreement. Bankruptcy or insolvency of such a defaulting seller may cause the Fund's rights with respect to such securities to be delayed or limited. To mitigate this risk, each Fund may only enter into repurchase agreements that qualify for an exclusion from any automatic stay of creditors' rights against the counterparty under applicable insolvency law in the event of the counterparty's insolvency.

      Precious Metals Fund and International Fund may enter into repurchase agreements with respect to any portfolio securities the Fund may acquire consistent with its investment objectives and policies, but intends to enter into repurchase agreements only with respect to obligations of the U.S. government or its agencies and instrumentalities, to meet anticipated redemptions or pending investments or reinvestment of Fund assets in portfolio securities. Russia Fund, International Fund and Precious Metals Fund will not enter into repurchase agreements maturing in more than seven days if the aggregate of such repurchase agreements and all other illiquid securities when taken together would exceed 15% of the total assets of the Fund. The Funds treat any securities subject to restrictions on repatriation for more than seven days, and securities issued in connection with foreign debt conversion programs that are restricted as to remittance of invested capital or profit, as illiquid. Illiquid securities do not include securities that are restricted from trading on formal markets for some period of time but for which an active informal market exists, or securities that meet the requirements of Rule 144A under the 1933 Act and that, subject to the review by the Board of Directors/Trustees and guidelines adopted by the Board of Directors/Trustees, the Investment Adviser has determined to be liquid.

Reverse Repurchase Agreements and Dollar Roll Transactions

      Each of the Funds (except Asia-Pacific Equity Fund) may enter into reverse repurchase agreement transactions. Such transactions involve the sale of U.S. Government securities held by the Fund, with an agreement that the Fund will repurchase such securities at an agreed upon price and date. The Fund will employ reverse repurchase agreements when necessary to meet unanticipated net redemptions so as to avoid liquidating other portfolio investments during unfavorable market conditions. At the time it enters into a reverse repurchase agreement, the Fund will place in a segregated custodial account cash and/or liquid assets having a dollar value equal to the repurchase price. Reverse repurchase agreements are considered to be borrowings under the 1940 Act. Reverse repurchase agreements, together with other permitted borrowings, may constitute up to 33 1/3% of the Fund's total assets. Under the 1940 Act, the Fund is required to maintain continuous asset coverage of 300% with respect to borrowings and to sell (within three days) sufficient portfolio holdings to restore such coverage if it should decline to less than 300% due to market fluctuations or otherwise, even if such liquidations of the Fund's holdings may be disadvantageous from an investment standpoint. Leveraging by means of borrowing may exaggerate the effect of any increase or decrease in the value of portfolio securities or the Fund's NAV, and money borrowed will be subject to interest and other costs (which may include commitment fees and/or the cost of maintaining minimum average balances) which may or may not exceed the income received from the securities purchased with borrowed funds.

      In order to enhance portfolio returns and manage prepayment risks, the Funds which comprise ING Mutual Funds and International Value Fund may engage in dollar roll transactions with respect to mortgage securities issued by GNMA, FNMA and FHLMC. In a dollar roll transaction, a Fund sells a mortgage security held in the portfolio to a financial institutional such as a bank or broker-dealer, and simultaneously agrees to repurchase a substantially similar security (same type, coupon and maturity) from the institution at a later date at an agreed upon price. The mortgage securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories. During the period between the sale and repurchase, the Fund will not be entitled to receive interest and principal payments on the securities sold. Proceeds of the sale will be invested in short-term instruments, and the income from these investments, together with any additional fee income received on the sale, could generate income for the Fund exceeding the yield on the sold security. When a Fund enters into a dollar roll transaction, cash and/or liquid assets of the Fund, in a dollar amount sufficient to make payment for the obligations to be repurchased, are segregated with its custodian at the trade date. These securities are marked daily and are maintained until the transaction is settled.

      Whether a reverse repurchase agreement or dollar-roll transaction produces a gain for a Fund depends upon the "costs of the agreements" (e.g., a function of the difference between the amount received upon the sale of its securities and the amount to be spent upon the purchase of the same or "substantially the same" security) and the income and gains of the securities purchased with the proceeds received from the sale of the mortgage security. If the income and gains on the securities purchased with the proceeds of the agreements exceed the costs of the agreements, then a Fund's net asset value will increase faster than otherwise would be the case; conversely, if the income and gains on such securities purchased fail to exceed the costs of the structure, net asset value will decline faster than otherwise would be the case. Reverse repurchase agreements and dollar-roll transactions, as leveraging techniques, may increase a Fund's yield in the manner described above; however, such transactions also increase a Fund's risk to capital and may result in a shareholder's loss of principal.

Lending of Portfolio Securities

      In order to generate additional income, each Fund may lend portfolio securities in an amount up to 33-1/3% (except Emerging Countries, International Core Growth, International SmallCap Growth and Worldwide Growth Funds which may only lend up to 30%) of total Fund assets to broker-dealers, major banks, or other recognized domestic institutional borrowers of securities deemed to be creditworthy by the Investment Adviser. No lending may be made with any companies affiliated with the Investment Adviser. Loans of portfolio securities earn income for the Funds and are collateralized by cash or U.S. government securities. The Funds might experience a loss if the financial institution defaults on the loan.

      The borrower at all times during the loan must maintain with the lending Fund cash or cash equivalent collateral or provide to that Fund an irrevocable letter of credit equal in value to at least 102% of the value of loaned domestic securities and 105% of the value of loaned foreign securities on a daily basis. Although voting rights of the loaned securities may pass to the borrower, if a material event affecting the investment in the loaned securities is to occur, the lending Fund must terminate the loan and vote the securities. Alternatively, the lending Fund may enter into an arrangement that ensures that it can vote the proxy even while the borrower continues to hold the securities. During the time portfolio securities are on loan, the borrower pays the lending Fund any interest or distributions paid on such securities. Each Fund may invest the cash collateral and earn additional income, or it may receive an agreed-upon amount of interest income from the borrower who has delivered equivalent collateral or a letter of credit. Loans are subject to termination at the option of the lending Fund or the borrower at any time. Each lending Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the income earned on the cash to the borrower or placing broker. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower fail financially.

Loan Participation and Assignments

      International Value Fund may invest in loan participation and loan assignments. The Fund's investment in loan participation typically will result in the Fund having a contractual relationship only with the lender and not with the borrower. The Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing participation, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any right of set-off against the borrower, and the Fund may not directly benefit from any collateral supporting the loan in which it has purchased the participation. As a result, the Fund may be subject to the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling a participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

      When the Fund purchases a loan assignment from lenders, it will acquire direct rights against the borrowers on the loan. Because Assignments are arranged through private negotiations between potential assignees and potential assignors, however, the rights and obligations acquired by the Fund as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning lender. Because there is no liquid market for such securities, the Fund anticipates that such securities could be sold only to a limited number of institutional investors. The lack of a liquid secondary market may have an adverse impact on the value of such securities and the Fund's ability to dispose of particular assignments or participation when necessary to meet redemption of Fund shares, to meet the Fund's liquidity needs or when necessary in response to a specific economic event, such as deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for assignments and participation also may make it more difficult for the Fund to value these securities for purposes of calculating its net asset value.

To Be Announced Sale Commitments

      The Funds that comprise Mutual Funds and International Value Fund may enter into To Be Announced ("TBA") sale commitments wherein the unit price and the estimated principal amount are established upon entering into the contract, with the actual principal amount being within a specified range of the estimate. A Fund will enter into TBA sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, the Fund will maintain, in a segregated account, cash or marketable securities in an amount sufficient to meet the purchase price. Unsettled TBA sale commitments are valued at current market value of the underlying securities. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, the Fund realizes a gain or loss on the commitment without regard to any unrealized gain or loss on the underlying security. If the Fund delivers securities under the commitment, the Fund realizes a gain or loss from the sale of the securities, based upon the unit price established at the date the commitment was entered into.

Floating or Variable Rate Instruments

      ING Funds Trust, ING Mutual Funds and International Value Fund may purchase floating or variable rate bonds, which normally provide that the holder can demand payment of the obligation on short notice at par with accrued interest. Such bonds are frequently secured by letters of credit or other credit support arrangements provided by banks. Floating or variable rate instruments provide for adjustments in the interest rate at specified intervals (weekly, monthly, semiannually, etc.). A Fund would anticipate using these bonds as cash equivalents, pending longer term investment of its funds. Other longer term fixed-rate bonds, with a right of the holder to request redemption at certain times (often annually, after the lapse of an intermediate term), may also be purchased by a Fund. These bonds are more defensive than conventional long-term bonds (protecting to some degree against a rise in interest rates), while providing greater opportunity than comparable intermediate term bonds since the Fund may retain the bond if interest rates decline. By acquiring these kinds of bonds, a Fund obtains the contractual right to require the issuer of the security, or some other person (other than a broker or dealer), to purchase the security at an agreed upon price, which right is contained in the obligation itself rather than in a separate agreement with the seller or some other person.

Short Sales

      ING Mutual Funds, Precious Metals Fund, International Fund, Russia Fund and International Value Fund may make short sales of securities they own or have the right to acquire at no added cost through conversion or exchange of other securities they own (referred to as short sales "against the box") and short sales of securities which they do not own or have the right to acquire.

      In a short sale that is not "against the box," a Fund sells a security which it does not own, in anticipation of a decline in the market value of the security. To complete the sale, the Fund must borrow the security generally from the broker through which the short sale is made) in order to make delivery to the buyer. The Fund must replace the security borrowed by purchasing it at the market price at the time of replacement. The Fund is said to have a "short position" in the securities sold until it delivers them to the broker. The period during which the Fund has a short position can range from one day to more than a year. Until the Fund replaces the security, the proceeds of the short sale are retained by the broker, and the Fund must pay to the broker a negotiated portion of any dividends or interest which accrue during the period of the loan. To meet current margin requirements, the Fund must deposit with the broker additional cash or securities so that it maintains with the broker a total deposit equal to 150% of the current market value of the securities sold short (100% of the current market value if a security is held in the account that is convertible or exchangeable into the security sold short within 90 days without restriction other than the payment of money).

      Short sales by a Fund that are not made "against the box" create opportunities to increase the Fund's return but, at the same time, involve specific risk considerations and may be considered a speculative technique. Since the Fund in effect profits from a decline in the price of the securities sold short without the need to invest the full purchase price of the securities on the date of the short sale, the Fund's net asset value per share tends to increase more when the securities it has sold short decrease in value, and to decrease more when the securities it has sold short increase in value, than would otherwise be the case if it had not engaged in such short sales. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends or interest the Fund may be required to pay in connection with the short sale. Short sales theoretically involve unlimited loss potential, as the market price of securities sold short may continually increase, although a Fund may mitigate such losses by replacing the securities sold short before the market price has increased significantly. Under adverse market conditions the Fund might have difficulty purchasing securities to meet its short sale delivery obligations, and might have to sell portfolio securities to raise the capital necessary to meet its short sale obligations at a time when fundamental investment considerations would not favor such sales.

      If a Fund makes a short sale "against the box," the Fund would not immediately deliver the securities sold and would not receive the proceeds from the sale. The seller is said to have a short position in the securities sold until it delivers the securities sold, at which time it receives the proceeds of the sale. To secure its obligation to deliver securities sold short, a Fund will deposit in escrow in a separate account with the Custodian an equal amount of the securities sold short or securities convertible into or exchangeable for such securities. The Fund can close out its short position by purchasing and delivering an equal amount of the securities sold short, rather than by delivering securities already held by the Fund, because the Fund might want to continue to receive interest and dividend payments on securities in its portfolio that are convertible into the securities sold short.

      A Fund's decision to make a short sale "against the box" may be a technique to hedge against market risks when the Investment Adviser or Sub-Adviser believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund or a security convertible into or exchangeable for such security. In such case, any future losses in the Fund's long position would be reduced by a gain in the short position. The extent to which such gains or losses in the long position are reduced will depend upon the amount of securities sold short relative to the amount of the securities the Fund owns, either directly or indirectly, and, in the case where the Fund owns convertible securities, changes in the investment values or conversion premiums of such securities.

      In the view of the SEC, a short sale involves the creation of a "senior security" as such term is defined in the 1940 Act, unless the sale is "against the box" and the securities sold short are placed in a segregated account (not with the broker), or unless the Fund's obligation to deliver the securities sold short is "covered" by placing in a segregated account (not with the broker) cash, U.S. Government securities or other liquid debt or equity securities in an amount equal to the difference between the market value of the securities sold short at the time of the short sale and any such collateral required to be deposited with a broker in connection with the sale (not including the proceeds from the short sale), which difference is adjusted daily for changes in the value of the securities sold short. The total value of the cash, U.S. Government securities or other liquid debt or equity securities deposited with the broker and otherwise segregated may not at any time be less than the market value of the securities sold short at the time of the short sale. Each Fund will comply with these requirements. In addition, as a matter of policy, the Trust's Board of Directors/Trustees has determined that no Fund will make short sales of securities or maintain a short position if to do so could create liabilities or require collateral deposits and segregation of assets aggregating more than 25% of the Fund's total assets.

      The extent to which a Fund may enter into short sales transactions may be limited by the Internal Revenue Code requirements for qualification of the Fund as a regulated investment company. See "Dividends, Distributions and Taxes."

Diversification

      Each Fund except Global Real Estate Fund, Precious Metals Fund, and Russia Fund, is "diversified" within the meaning of the Investment Company Act. In order to qualify as diversified, a Fund must diversify its holdings so that at all times at least 75% of the value of its total assets is represented by cash and cash items (including receivables), securities issued or guaranteed as to principal or interest by the United States or its agencies or instrumentalities, securities of other investment companies, and other securities (for this purpose other securities of any one issuer are limited to an amount not greater than 5% of the value of the total assets of the Fund and to not more than 10% of the outstanding voting securities of the issuer).

      The equity securities of each issuer that are included in the investment portfolio of a Fund are purchased by the Investment Adviser or Sub-Adviser in approximately equal amounts, and the Investment Adviser or Sub-Adviser attempts to stay fully invested within the applicable percentage limitations set forth in the Prospectus. In addition, for each issuer whose securities are added to an investment portfolio, the Investment Adviser or Sub-Adviser sells the securities of one of the issuers currently included in the portfolio.

      Non-Diversified Investment Companies. Global Real Estate, Precious Metals Fund, and Russia Fund are classified as non-diversified investment companies under the 1940 Act, which means that each Fund is not limited by the 1940 Act in the proportion of its assets that it may invest in the obligations of a single issuer. The investment of a large percentage of a Fund's assets in the securities of a small number of issuers may cause a Fund's share price to fluctuate more than that of a diversified investment company.

      Concentration. Global Real Estate, Precious Metals Fund, Russia Fund, Global Communications and Global Technology Fund "concentrate" (for purposes of the 1940 Act) their assets in securities related to a particular sector or industry, which means that at least 25% of its assets will be invested in these assets at all times. As a result, the Fund may be subject to greater market fluctuation than a fund which has securities representing a broader range of investment alternatives.

Guaranteed Investment Contracts

      The Funds that comprise Funds Trust may invest in Guaranteed Investment Contracts ("GICs") issued by insurance companies. Pursuant to such contracts, the Fund makes cash contributions to a deposit fund of the insurance company's general account. The insurance company then credits to the Fund on a monthly basis guaranteed interest which is based on an index. The GICs provide that this guaranteed interest will not be less than a certain minimum rate. The insurance company may assess periodic charges against a GIC for expense and service costs allocable to it, and the charges will be deducted from the value of the deposit fund. In addition, because the Fund may not receive the principal amount of a GIC from the insurance company on seven days' notice or less, the GIC is considered an illiquid investment, and, together with other instruments invested in by the Fund which are not readily marketable, will not exceed 15% of the Fund's net assets. The term of a GIC will be one year or less. In determining average weighted portfolio maturity, a GIC will be deemed to have a maturity equal to the period of time remaining until the next readjustment of the guaranteed interest rate.

Private Funds

      The Funds that comprise Funds Trust may invest in private funds. The Fund may invest in U.S. or foreign private limited partnerships or other investment funds ("Private Funds"). Investments in Private Funds may be highly speculative and volatile. Because Private Funds generally are investment companies for purposes of the 1940 Act, the Fund's ability to invest in them will be limited. In addition, Fund shareholders will remain subject to the Fund's expenses while also bearing their pro rata share of the operating expenses of the Private Funds. The ability of the Fund to dispose of interests in Private Funds is very limited and involves risks, including loss of the Fund's entire investment in the Private Fund.

Borrowing

      Asia-Pacific Equity may borrow money from banks solely for temporary or emergency purposes, but not in an amount exceeding one-third of the value of its total assets. ING Mutual Funds may each borrow up to 20% of its total assets. International Fund, Russia Fund, and Precious Metals Fund may borrow from banks for temporary emergency purposes, but not in an amount exceeding 5% of its total assets. International Value Fund may borrow from banks but not in an amount exceeding 10% of its total assets (not including the amount borrowed), provided that it will not make investments while borrowings are in excess of 5% of the value of its total assets are outstanding. The Funds that comprise ING Funds Trust may borrow from banks up to 33 1/3% of the current value of each Fund's net assets to purchase securities and for temporary and emergency purposes and those borrowings may be secured by a pledge of not more than 33 1/3% of the current value of the Fund's net assets.

      Under the 1940 Act, each Fund is required to maintain continuous asset coverage of 300% with respect to such borrowings and to sell (within three days) sufficient portfolio holdings to restore such coverage if it should decline to less than 300% due to market fluctuations or otherwise, even if such liquidations of the Fund's holdings may be disadvantageous from an investment standpoint.

      When a Fund borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. If a Fund makes additional investments while borrowings are outstanding, this may be construed as a form of leverage.

      Leveraging by means of borrowing may exaggerate the effect of any increase or decrease in the value of portfolio securities or the Fund's net asset value, and money borrowed will be subject to interest and other costs (which may include commitment fees and/or the cost of maintaining minimum average balances) which may or may not exceed the income received from the securities purchased with borrowed funds.

Securities of Companies with Limited Operating Histories

      Certain Funds may invest in securities of companies with limited operating histories. The Funds consider these to be securities of companies with a record of less than three years' continuous operation, even including the operations of any predecessors and parents. (These are sometimes referred to as "unseasoned issuers.") These companies by their nature have only a limited operating history that can be used for evaluating the company's growth prospects. As a result, investment decisions for these securities may place a greater emphasis on current or planned product lines and the reputation and experience of the company's management and less emphasis on fundamental valuation factors than would be the case for more mature companies.

Initial Public Offerings

      Global Communications Fund and Global Technology Fund may invest in a company's securities at the time the company first offers securities to the public, that is, at the time of the company's initial public offering or IPO. Although companies can be any age or size at the time of their IPO, they are often smaller and have a limited operating history, which involves a greater potential for the value of their securities to be impaired following the IPO.

      Investors in IPOs can be adversely affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders. In addition, all of the factors that affect stock market performance may have a greater impact on the shares of IPO companies.

      The price of a company's securities may be highly unstable at the time of its IPO and for a period thereafter due to market psychology prevailing at the time of the IPO, the absence of a prior public market, the small number of shares available and limited availability of investor information. As a result of this or other factors, the Funds' sub-adviser might decide to sell an IPO security more quickly than it would otherwise, which may result in a significant gain or loss and greater transaction costs to the Funds. Any gains from shares held for 12 months or less will be treated as short-term gains, taxable as ordinary income to the Funds' shareholders. In addition, IPO securities may be subject to varying patterns of trading volume and may, at times, be difficult to sell without an unfavorable impact on prevailing prices.

      The effect of an IPO investment can have a magnified impact on the Funds' performance when the Funds' asset bases are small. Consequently, IPOs may constitute a significant portion of the Funds' returns particularly when the Funds are small. Since the number of securities issued in an IPO is limited, it is likely that IPO securities will represent a smaller component of the Funds' assets as it increases in size and therefore have a more limited effect on the Funds' performance.

      There can be no assurance that IPOs will continue to be available for the Funds to purchase. The number or quality of IPOs available for purchase by the Funds may vary, decrease or entirely disappear. In some cases, the Funds may not be able to purchase IPOs at the offering price, but may have to purchase the shares in the aftermarket at a price greatly exceeding the offering price, making it more difficult for the Funds to realize a profit.

                             INVESTMENT RESTRICTIONS

      All percentage limitations set forth below apply immediately after a purchase or initial investment, and any subsequent change in any applicable percentage resulting from market fluctuations will not require elimination of any security from the relevant portfolio.

              FUNDAMENTAL INVESTMENT RESTRICTIONS -- ASIA PACIFIC EQUITY FUND

      Asia-Pacific Equity Fund has adopted the following investment restrictions as fundamental policies that cannot be changed without approval by the holders of a majority of its outstanding shares, which means the lesser of (1) 67% of the Fund's shares present at a meeting at which the holders of more than 50% of the outstanding shares are present in person or by proxy, or (2) more than 50% of the Fund's outstanding shares. The Fund may not:

(1) Invest in a security if, with respect to 75% of the total assets, more than 5% of the total assets (taken at market value at the time of such investment) would be invested in the securities of any one issuer, except that this restriction does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities;

(2) Invest in a security if, with respect to 75% of its assets, it would hold more than 10% (taken at the time of such investment) of the outstanding voting securities of any one issuer, except securities issued or guaranteed by the U.S. Government, or its agencies or instrumentalities;

(3) Invest in a security if more than 25% of its total assets (taken at market value at the time of such investment) would be invested in the securities of companies primarily engaged in any one industry, except that this restriction does not apply to securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities (or repurchase agreements with respect thereto);

(4) Lend any funds or other assets, except that the Fund may, consistent with its investment objective and policies:

      (a) invest in debt obligations, even though the purchase of such obligations may be deemed to be the making of loans;

      (b)   enter into repurchase agreements; and

      (c) lend its portfolio securities in accordance with applicable guidelines established by the SEC and any guidelines established by the Board of Directors;

(5) Borrow money or pledge, mortgage, or hypothecate its assets, (a) except that the Fund may borrow from banks, but only if immediately after each borrowing and continuing thereafter there is asset coverage of 300%; and
      (b) and except that the following shall not be considered a pledge, mortgage, or hypothecation of the Fund's assets for these purposes: entering into reverse repurchase agreements; transactions in options, futures, options on futures, and forward currency contracts; the deposit of assets in escrow in connection with the writing of covered put and call options; and the purchase of securities on a "when-issued" or delayed delivery basis; collateral arrangements with respect to initial or variation margin and other deposits for futures contracts, options on futures contracts, and forward currency contracts;

(6) Issue senior securities, except insofar as the Fund may be deemed to have issued a senior security by reason of borrowing money in accordance with the Fund's borrowing policies, and except for purposes of this investment restriction, collateral or escrow arrangements with respect to the making of short sales, purchase or sale of futures contracts or related options, purchase or sale of forward currency contracts, writing of stock options, and collateral arrangements with respect to margin or other deposits respecting futures contracts, related options, and forward currency contracts are not deemed to be an issuance of a senior security;

(7) Act as an underwriter of securities of other issuers, except, when in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter under the federal securities laws;

(8) Purchase or sell real estate (other than marketable securities representing interests in, or backed by, real estate or securities of companies that deal in real estate or mortgages).

      The Fund is also subject to the following restriction that is not fundamental and may, therefore, be changed by the Board of Directors (without shareholder approval). Unless otherwise indicated, the Fund may not:

(1) Invest in securities that are illiquid if, as a result of such investment, more than 15% of the total assets of the Fund (taken at market value at the time of such investment) would be invested in such securities.

      The Fund has also adopted a non-fundamental policy as required by Rule 35d-1 under the 1940 Act to invest, under normal circumstances at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in equity securities listed on stock exchanges in countries in the Asia-Pacific region or issued by companies based in this region. The Fund has also adopted a policy to provide its shareholders with at least 60 days' prior written notice of any change in such investment policy. If, subsequent to an investment, the 80% requirement is no longer met, the Fund's future investments will be made in a manner that will bring the Fund into compliance with this policy.

              FUNDAMENTAL INVESTMENT RESTRICTIONS -- INTERNATIONAL VALUE FUND

      The Fund has adopted the following investment restrictions as fundamental policies that cannot be changed without approval by the holders of a majority (as defined in the 1940 Act) of the Fund's outstanding voting shares. The Fund may not:

(1) Issue senior securities, except to the extent permitted under the 1940 Act, borrow money or pledge its assets, except that the Fund may borrow on an unsecured basis from banks for temporary or emergency purposes or for the clearance of transactions in amounts not exceeding 10% of its total assets (not including the amount borrowed), provided that it will not make investments while borrowings are in excess of 5% of the value of its total assets are outstanding;

(2) Act as underwriter (except to the extent the Fund may be deemed to be an underwriter in connection with the sale of securities in its investment portfolio);

(3) Invest 25% or more of its total assets, calculated at the time of purchase and taken at market value, in any one industry (other than U.S. government securities), except that the Fund reserves the right to invest all of its assets in shares of another investment company;

(4) Purchase or sell real estate or interests in real estate or real estate limited partnerships (although the Fund may purchase and sell securities which are secured by real estate, securities of companies which invest or deal in real estate and securities issued by real estate investment trusts);

(5) Purchase or sell commodities or commodity futures contracts, except that the Fund may purchase and sell stock index futures contracts for hedging purposes to the extent permitted under applicable federal and state laws and regulations and except that the Fund may engage in foreign exchange forward contracts;

(6) Make loans (except for purchases of debt securities consistent with the investment policies of the Fund and repurchase agreements and except for loans of portfolio securities).

      The Fund is also subject to the following restrictions and policies that are not fundamental and may, therefore, be changed by the Board of Trustees (without shareholder approval). Unless otherwise indicated, a Fund may not:

(1) Purchase any security if as a result the Fund would then hold more than 10% of any class of voting securities of an issuer (taking all common stock issues as a single class, all preferred stock issues as a single class, and all debt issues as a single class), except that the Fund reserves the right to invest all of its assets in a class of voting securities of another investment company;

(2) Invest more than 10% of its assets in the securities of other investment companies or purchase more than 3% of any other investment company's voting securities or make any other investment in other investment companies except as permitted by federal and state law, except that the Fund reserves the right to invest all of its assets in another investment company;

(3)   Invest more than 15% of its net assets in illiquid securities.

                    FUNDAMENTAL INVESTMENT RESTRICTIONS -- MUTUAL FUNDS

      The Funds have adopted the following restrictions as fundamental policies that cannot be changed without the affirmative vote of a majority of the outstanding shares of the appropriate Fund (as defined in the Investment Company
Act).

      The investment objective of each Fund is a fundamental policy. In addition, no Fund may:

(1) Invest in securities of any one issuer if more than 5% of the market value of its total assets would be invested in the securities of such issuer, except that up to 25% of a Fund's total assets may be invested without regard to this restriction and a Fund will be permitted to invest all or a portion of its assets in another diversified, open-end management investment company with substantially the same investment objective, policies and restrictions as the Fund. This restriction also does not apply to investments by a Fund in securities of the U.S. Government or any of its agencies and instrumentalities.

(2) Purchase more than 10% of the outstanding voting securities, or of any class of securities, of any one issuer, or purchase the securities of any issuer for the purpose of exercising control or management, except that a Fund will be permitted to invest all or a portion of its assets in another diversified, open-end management investment company with substantially the same investment objective, policies and restrictions as the Fund.

(3) Invest 25% or more of the market value of its total assets in the securities of issuers in any one particular industry, except that a Fund will be permitted to invest all or a portion of its assets in another diversified, open-end management investment company with substantially the same investment objective, policies and restrictions as the Fund. This restriction does not apply to investments by a Fund in securities of the U.S. Government or its agencies and instrumentalities or to investments by the Money Market Fund (not included in this Prospectus) in obligations of domestic branches of U.S. banks and U.S. branches of foreign banks which are subject to the same regulation as U.S. banks.

(4) Purchase or sell real estate. However, a Fund may invest in securities secured by, or issued by companies that invest in, real estate or interests in real estate.

(5) Make loans of money, except that a Fund may purchase publicly distributed debt instruments and certificates of deposit and enter into repurchase agreements. Each Fund reserves the authority to make loans of its portfolio securities in an aggregate amount not exceeding 30% of the value of its total assets.

(6) Borrow money on a secured or unsecured basis, except for temporary, extraordinary or emergency purposes or for the clearance of transactions in amounts not exceeding 20% of the value of its total assets at the time of the borrowing, provided that, pursuant to the Investment Company Act, a Fund may borrow money if the borrowing is made from a bank or banks and only to the extent that the value of the Fund's total assets, less its liabilities other than borrowings, is equal to at least 300% of all borrowings (including proposed borrowings), and provided, further that the borrowing may be made only for temporary, extraordinary or emergency purposes or for the clearance of transactions in amounts not exceeding 20% of the value of the Fund's total assets at the time of the borrowing. If such asset coverage of 300% is not maintained, the Fund will take prompt action to reduce its borrowings as required by applicable law.

(7) Pledge or in any way transfer as security for indebtedness any securities owned or held by it, except to secure indebtedness permitted by restriction 6 above. This restriction shall not prohibit the Funds from engaging in options, futures and foreign currency transactions, and shall not apply to the Money Market Fund (not included in this Prospectus).

(8) Underwrite securities of other issuers, except insofar as it may be deemed an underwriter under the Securities Act in selling portfolio securities.

(9) Invest more than 15% of the value of its net assets in securities that at the time of purchase are illiquid.

(10) Purchase securities on margin, except for initial and variation margin on options and futures contracts, and except that a Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of securities.

(11) Engage in short sales (other than Worldwide Growth Fund, International Core Growth Fund and International SmallCap Growth Fund), except that a Fund may use such short-term credits as are necessary for the clearance of transactions.

(12) Invest in securities of other investment companies, except (a) that a Fund will be permitted to invest all or a portion of its assets in another diversified, open-end management investment company with substantially the same investment objective, policies and restrictions as the Fund; (b) in compliance with the Investment Company Act and applicable state securities laws, or (c) as part of a merger, consolidation, acquisition or reorganization involving the Fund.

(13) Issue senior securities, except that a Fund may borrow money as permitted by restrictions 6 and 7 above. This restriction shall not prohibit the Funds from engaging in short sales, options, futures and foreign currency transactions.

(14) Enter into transactions for the purpose of arbitrage, or invest in commodities and commodities contracts, except that a Fund may invest in stock index, currency and financial futures contracts and related options in accordance with any rules of the Commodity Futures Trading Commission.

(15) Purchase or write options on securities, except for hedging purposes and then only if (i) aggregate premiums on call options purchased by a Fund do not exceed 5% of its net assets, (ii) aggregate premiums on put options purchased by a Fund do not exceed 5% of its net assets, (iii) not more than 25% of a Fund's net assets would be hedged, and (iv) not more than 25% of a Fund's net assets are used as cover for options written by the Fund.

      For purposes of investment restriction number 5, the Trust considers the restriction to prohibit the Funds from entering into instruments that have the character of a loan, i.e., instruments that are negotiated on a case-by-case basis between a lender and a borrower. The Trust considers the phrase "publicly distributed debt instruments" in that investment restriction to include, among other things, registered debt securities and unregistered debt securities that are offered pursuant to Rule 144A under the 1933 Act. As a result, the Funds may invest in such securities. Further, the Trust does not consider investment restriction number 5 to prevent the Funds from investing in investment companies that invest in loans.

      The International SmallCap Growth Fund, a series of Mutual Funds, has also adopted a non-fundamental policy as required by Rule 35d-1 under the 1940 Act to invest, under normal circumstances at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in securities of small companies. The Fund has also adopted a policy to provide its shareholders with at least 60 days' prior written notice of any change in such investment policy. If, subsequent to an investment, the 80% requirement is no longer met, the Fund's future investments will be made in a manner that will bring the Fund into compliance with this policy.

      The Emerging Countries Fund, a series of Mutual Funds, has also adopted a non-fundamental policy as required by Rule 35d-1 under the 1940 Act to invest, under normal circumstances at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in securities of at least three issuers with emerging securities markets. The Fund has also adopted a policy to provide its shareholders with at least 60 days' prior written notice of any change in such investment policy. If, subsequent to an investment, the 80% requirement is no longer met, the Fund's future investments will be made in a manner that will bring the Fund into compliance with this policy.

                 FUNDAMENTAL INVESTMENT RESTRICTIONS -- INTERNATIONAL FUND

      The Fund has adopted the following investment restrictions as policies that cannot be changed without approval by the holders of the affirmative vote of the lesser of (1) 67% or more of the shares of the Fund present at a shareholders' meeting at which more than 50% of the outstanding shares are present or represented by proxy or (2) more than 50% of the outstanding shares.

      The investment objective of the Fund is a fundamental policy. In addition, the Fund may not:

(1) Issue any senior security (as defined in the 1940 Act), except that: (a) the Fund may enter into commitments to purchase securities in accordance with the Fund's investment program, including reverse repurchase agreements, foreign exchange contracts, delayed delivery and when-issued securities, which may be considered the issuance of senior securities; (b) the Fund may engage in transactions that may result in the issuance of a senior security to the extent permitted under applicable regulations, interpretation of the 1940 Act or an exemptive order; (c) the Fund may engage in short sales of securities to the extent permitted in its investment program and other restrictions; (d) the purchase or sale of futures contracts and related options shall not be considered to involve the issuance of senior securities; and (e) subject to fundamental restrictions, the Fund may borrow money as authorized by the 1940 Act.

(2) Borrow money, except that: (a) the Fund may enter into certain futures contracts and options related thereto; (b) the Fund may enter into commitments to purchase securities in accordance with the Fund's investment program, including delayed delivery and when-issued securities and reverse repurchase agreements; (c) for temporary emergency purposes, the Fund may borrow money in amounts not exceeding 5% of the value of its total assets at the time when the loan is made; (d) the Fund may pledge its portfolio securities or receivables or transfer or assign or otherwise encumber them in an amount not exceeding one-third of the value of its total assets; and (e) for purposes of leveraging, the Fund may borrow money from banks (including its custodian bank), only if, immediately after such borrowing, the value of the Fund's assets, including the amount borrowed, less its liabilities, is equal to at least 300% of the amount borrowed, plus all outstanding borrowings. If at any time, the value of the Fund's assets fails to meet the 300% asset coverage requirement relative only to leveraging, the Fund will, within three days (not including Sundays and holidays), reduce its borrowings to the extent necessary to meet the 300% test.

(3) Act as an underwriter of securities except to the extent that, in connection with the disposition of portfolio securities by the Fund, the Fund may be deemed to be an underwriter under the provisions of the 1933 Act.

(4) Purchase real estate, interests in real estate or real estate limited partnership interests except that, to the extent appropriate under its investment program, the Fund may invest in securities secured by real estate or interests therein or issued by companies, including real estate investment trusts, which deal in real estate or interests therein.

(5) Make loans, except that, to the extent appropriate under its investment program, the Fund may: (a) purchase bonds, debentures or other debt securities, including short-term obligations; (b) enter into repurchase transactions; and (c) lend portfolio securities provided that the value of such loaned securities does not exceed one-third of the Fund's total assets.

(6) Invest in commodity contracts, except that the Fund may, to the extent appropriate under its investment program, purchase securities of companies engaged in such activities, may enter into transactions in financial and index futures contracts and related options, may engage in transactions on a when-issued or forward commitment basis, and may enter into forward currency contracts.

(7) Concentrate its investments in any one industry, except that the Fund may invest up to 25% of its total assets in securities issued by companies principally engaged in any one industry. The Fund considers foreign government securities and supranational organizations to be industries. This limitation, however, will not apply to securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities.

(8) Purchase securities of an issuer, if (a) more than 5% of the Fund's total assets taken at market value would at the time be invested in the securities of such issuer, except that such restriction shall not apply to securities issued or guaranteed by the United States government or its agencies or instrumentalities or, with respect to 25% of the Fund's total assets, to securities issued or guaranteed by the government of any country other than the United States which is a member of the Organization for Economic Cooperation and Development ("OECD"). The member countries of OECD are at present: Australia, Austria, Belgium, Canada, Denmark, Germany, Finland, France, Greece, Iceland, Ireland, Italy, Japan, Luxembourg, the Netherlands, New Zealand, Norway, Portugal, Spain, Sweden, Switzerland, Turkey, the United Kingdom and the United States; or (b) such purchases would at the time result in more than 10% of the outstanding voting securities of such issuer being held by the Fund.

      The Fund is also subject to the following restrictions and policies that are not fundamental and may, therefore, be changed by the Board of Directors (without shareholder approval). Unless otherwise indicated, the Fund may not:

(1) Purchase the securities of any other investment company, except as permitted under the 1940 Act;

(2) Invest more than 15% of its total assets in illiquid securities. Illiquid securities are securities that are not readily marketable or cannot be disposed of promptly within seven days and in the usual course of business without taking a materially reduced price. Such securities include, but are not limited to, time deposits and repurchase agreements with maturities longer than seven days. Securities that may be resold under Rule 144A or securities offered pursuant to Section 4(2) of the 1933 Act, shall not be deemed illiquid solely by reason of being unregistered. The Investment Adviser shall determine whether a particular security is deemed to be liquid based on the trading markets for the specific security and other factors.

      The percentage restrictions referred to above are to be adhered to at the time of investment and are not applicable to a later increase or decrease in percentage beyond the specified limit resulting from change in values or net assets.

                     FUNDAMENTAL INVESTMENT RESTRICTIONS -- RUSSIA FUND

      The Fund has adopted the following investment restrictions as policies that cannot be changed without approval by the holders of the affirmative vote of the lesser of (1) 67% or more of the shares of the Fund present at a shareholders' meeting at which more than 50% of the outstanding shares are present or represented by proxy or (2) more than 50% of the outstanding shares.

      The investment objective of the Fund is a fundamental policy. In addition, the Fund, unless otherwise indicated, may not:

(1) Issue any senior security (as defined in the 1940 Act), except that (a) the Fund may enter into commitments to purchase securities in accordance with the Fund's investment program, including reverse repurchase agreements, foreign exchange contracts, delayed delivery and when-issued securities, which may be considered the issuance of senior securities; (b) the Fund may engage in transactions that may result in the issuance of a senior security to the extent permitted under applicable regulations, interpretation of the 1940 Act or an exemptive order; (c) the Fund may engage in short sales of securities to the extent permitted in its investment program and other restrictions; (d) the purchase or sale of futures contracts and related options shall not be considered to involve the issuance of senior securities; and (e) subject to fundamental restrictions, the Fund may borrow money as authorized by the 1940 Act.

(2) At the end of each quarter of the taxable year, (i) with respect to at least 50% of the market value of the Fund's assets, the Fund may invest in cash, U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purchases of this calculation to an amount not greater than 5% of the value of the Fund's total assets, and (ii) not more than 25% of the value of its total assets be invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies).

(3) Concentrate its investments by investing more than 25% of its assets in the securities of issuers in any one industry. This limit will not apply to oil and gas related securities and to securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities.

(4) Invest in commodity contracts, except that the Fund may, to the extent appropriate under its investment program, purchase securities of companies engaged in such activities, may enter into transactions in financial and index futures contracts and related options, and may enter into forward currency contracts.

(5) Purchase real estate, interests in real estate or real estate limited partnership interest except that, to the extent appropriate under its investment program, the Fund may invest in securities secured by real estate or interests therein or issued by companies, including real estate investment trusts, which deal in real estate or interests therein.

(6) Make loans, except that, to the extent appropriate under its investment program, the Fund may (a) purchase bonds, debentures or other debt securities, including short-term obligations, (b) enter into repurchase transactions and (c) lend portfolio securities provided that the value of such loaned securities does not exceed one-third of the Fund's total assets.

(7) Borrow money, except that (a) the Fund may enter into certain futures contracts and options related thereto; (b) the Fund may enter into commitments to purchase securities in accordance with the Fund's investment program, including delayed delivery and when-issued securities and reverse repurchase agreements; (c) for temporary emergency purposes, the Fund may borrow money in amounts not exceeding 5% of the value of its total assets at the time when the loan is made; (d) the Fund may pledge its portfolio securities or receivables or transfer or assign or otherwise encumber then in an amount not exceeding one-third of the value of its total assets; and (e) for purposes of leveraging, the Fund may borrow money from banks (including its custodian bank), only if, immediately after such borrowing, the value of the Fund's assets, including the amount borrowed, less its liabilities, is equal to at least 300% of the amount borrowed, plus all outstanding borrowings. If at any time, the value of the Fund's assets fails to meet the 300% asset coverage requirement relative only to leveraging, the Fund will, within three days (not including Sundays and holidays), reduce its borrowings to the extent necessary to meet the 300% test. The Fund will only invest in reverse repurchase agreements up to 5% of the Fund's total assets.

(8) Act as underwriter of securities except to the extent that, in connection with the disposition of portfolio securities by the Fund, the Fund may be deemed to be an underwriter under the provisions of the 1933 Act.

      The Fund is also subject to the following restrictions and policies that are not fundamental and may, therefore, be changed by the Board of Directors (without shareholder approval). The Fund may not:

(1) Invest more than 15% of its total assets in illiquid securities. Illiquid securities are securities that are not readily marketable or cannot be disposed of promptly within seven days and in the usual course of business without taking a materially reduced price. Such securities include, but are not limited to, time deposits and repurchase agreements with maturities longer than seven days. Securities that may be resold under Rule 144A or securities offered pursuant to Section 4(2) of the 1933 Act, shall not be deemed illiquid solely by reason of being unregistered. The Investment Adviser shall determine whether a particular security is deemed to be liquid based on the trading markets for the specific security and other factors.

(2) Purchase the securities of any other investment company, except as permitted under the 1940 Act.

      The percentage restrictions referred to above are to be adhered to at the time of investment and are not applicable to a later increase or decrease in percentage beyond the specified limit resulting from change in values or net assets.

      The Fund has also adopted a non-fundamental policy as required by Rule 35d-1 under the 1940 Act to invest, under normal circumstances at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in equity securities (including common and preferred stocks, warrants and convertible securities) of Russian companies. The Fund has also adopted a policy to provide its shareholders with at least 60 days' prior written notice of any change in such investment policy. If, subsequent to an investment, the 80% requirement is no longer met, the Fund's future investments will be made in a manner that will bring the Fund into compliance with this policy.

      Russia Fund is a non-diversified fund. The Fund is not limited by the 1940 Act in the proportion of assets that it may invest in the obligations of a single issuer. The investment of a large percentage of the Fund's assets in the securities of a small number of issuers may cause the Fund's share price to fluctuate more than that of a diversified investment company.

                FUNDAMENTAL INVESTMENT RESTRICTIONS -- PRECIOUS METALS FUND

      The Fund has adopted the following investment restrictions as policies that cannot be changed without approval by the holders of the affirmative vote of the lesser of (1) 67% or more of the shares of the Fund present at a shareholders' meeting at which more than 50% of the outstanding shares are present or represented by proxy or (2) more than 50% of the outstanding shares.

      The investment objective of the Fund is a fundamental policy. In addition, the Fund, unless otherwise indicated, may not:

(1) Issue any senior security (as defined in the 1940 Act), except that (a) the Fund may enter into commitments to purchase securities in accordance with the Fund's investment program, including reverse repurchase agreements, foreign exchange contracts, delayed delivery and when-issued securities, which may be considered the issuance of senior securities; (b) the Fund may engage in transactions that may result in the issuance of a senior security to the extent permitted under applicable regulations, interpretation of the 1940 Act or an exemptive order; (c) the Fund may engage in short sales of securities to the extent permitted in its investment program and other restrictions; (d) the purchase or sale of futures contracts and related options shall not be considered to involve the issuance of senior securities; and (e) subject to fundamental restrictions, the Fund may borrow money as authorized by the 1940 Act.

(2) At the end of each quarter of the taxable year, (i) with respect to at least 50% of the market value of the Fund's assets, the Fund may invest in cash, U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purchases of this calculation to an amount not greater than 5% of the value of the Fund's total assets, and (ii) not more than 25% of the value of its total assets be invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies).

(3) Concentrate its investments by investing more than 25% of its assets in the securities of issuers in any one industry. This limit will not apply to gold and gold-related securities, and to securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities.

(4) Invest in commodity contracts, except that the Fund may, to the extent appropriate under its investment program, purchase securities of companies engaged in such activities, may enter into transactions in financial and index futures contracts and related options, and may enter into forward currency contracts. Transactions in gold, platinum, palladium or silver bullion will not be subject to this restriction.

(5) Purchase real estate, interests in real estate or real estate limited partnership interest except that, to the extent appropriate under its investment program, the Fund may invest in securities secured by real estate or interests therein or issued by companies, including real estate investment trusts, which deal in real estate or interests therein.

(6) Make loans, except that, to the extent appropriate under its investment program, the Fund may (a) purchase bonds, debentures or other debt securities, including short-term obligations, (b) enter into repurchase transactions and (c) lend portfolio securities provided that the value of such loaned securities does not exceed one-third of the Fund's total assets.

(7) Borrow money, except that (a) the Fund may enter into certain futures contracts and options related thereto; (b) the Fund may enter into commitments to purchase securities in accordance with the Fund's investment program, including delayed delivery and when-issued securities and reverse repurchase agreements; (c) for temporary emergency purposes, the Fund may borrow money in amounts not exceeding 5% of the value of its total assets at the time when the loan is made; (d) the Fund may pledge its portfolio securities or receivables or transfer or assign or otherwise encumber then in an amount not exceeding one-third of the value of its total assets; and (e) for purposes of leveraging, the Fund may borrow money from banks (including its custodian bank), only if, immediately after such borrowing, the value of the Fund's assets, including the amount borrowed, less its liabilities, is equal to at least 300% of the amount borrowed, plus all outstanding borrowings. If at any time, the value of the Fund's assets fails to meet the 300% asset coverage requirement relative only to leveraging, the Fund will, within three days (not including Sundays and holidays), reduced its borrowings to the extent necessary to meet the 300% test. The Fund will only invest in reverse repurchase agreements up to 5% of the Fund's total assets.

(8) Act as underwriter of securities except to the extent that, in connection with the disposition of portfolio securities by the Fund, the Fund may be deemed to be an underwriter under the provisions of the 1933 Act.

      The Fund is also subject to the following restrictions and policies that are not fundamental and may, therefore, be changed by the Board of Directors (without shareholder approval). The Fund may not:

(1) Invest more than 15% of its total assets in illiquid securities. Illiquid securities are securities that are not readily marketable or cannot be disposed of promptly within seven days and in the usual course of business without taking a materially reduced price. Such securities include, but are not limited to, time deposits and repurchase agreements with maturities longer than seven days. Securities that may be resold under Rule 144A or securities offered pursuant to Section 4(2) of the 1933 Act, shall not be deemed illiquid solely by reason of being unregistered. The Investment Adviser shall determine whether a particular security is deemed to be liquid based on the trading markets for the specific security and other factors.

(2) Purchase the securities of any other investment company, except as permitted under the 1940 Act.

      The percentage restrictions referred to above are to be adhered to at the time of investment and are not applicable to a later increase or decrease in percentage beyond the specified limit resulting from change in values or net assets.

      The Fund has also adopted a non-fundamental policy as required by Rule 35d-1 under the 1940 Act to invest, under normal circumstances at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in securities related to precious metals. The Fund has also adopted a policy to provide its shareholders with at least 60 days' prior written notice of any change in such investment policy. If, subsequent to an investment, the 80% requirement is no longer met, the Fund's future investments will be made in a manner that will bring the Fund into compliance with this policy.

      Precious Metals Fund is a non-diversified fund. The Fund is not limited by the 1940 Act in the proportion of assets that it may invest in the obligations of a single issuer. The investment of a large percentage of the Fund's assets in the securities of a small number of issuers may cause the Fund's share price to fluctuate more than that of a diversified investment company.

               FUNDAMENTAL INVESTMENT RESTRICTIONS -- FUNDS TRUST

      The Funds have adopted investment restrictions numbered 1 through 9 as fundamental policies, which cannot be changed without approval by the holders of a majority (as defined in the 1940 Act) of a Fund's outstanding voting shares. Investment restriction number 10 is not a fundamental policy and may be changed by vote of a majority of the members of the Board of Trustees at any time.

      Each Fund, except as indicated, may not:

(1) Borrow money, except to the extent permitted under the 1940 Act (which currently limits borrowing to no more than 33-1/3% of the value of a Fund's total assets). For purposes of this Investment Restriction, the entry into reverse repurchase agreements, options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices shall not constitute borrowing;

(2) Issue senior securities, except insofar as a Fund may be deemed to have issued a senior security in connection with any repurchase agreement or any permitted borrowing;

(3) Make loans, except loans of portfolio securities and except that a Fund may enter into repurchase agreements with respect to its portfolio securities and may purchase the types of debt instruments described in its Prospectus or this SAI;

(4)   Invest in companies for the purpose of exercising control or management;

(5) Purchase, hold or deal in real estate, or oil, gas or other mineral leases or exploration or development programs, but a Fund may purchase and sell securities that are secured by real estate or issued by companies that invest or deal in real estate or real estate investment trusts.

(6) Engage in the business of underwriting securities of other issuers, except to the extent that the disposal of an investment position may technically cause it to be considered an underwriter as that term is defined under the 1933 Act;

(7) Purchase securities on margin, except that a Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities;

(8) Purchase a security if, as a result, more than 25% of the value of its total assets would be invested in securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) this limitation shall not apply to obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities;
      (b) wholly-owned finance companies will be considered to be in the industries of their parents; (c) utilities will be divided according to their services. For example, gas, gas transmission, electric and gas, electric, and telephone will each be considered a separate industry; and
      (d) ING Global Technology Fund, ING Global Real Estate Fund and ING Global Communications Fund will concentrate their investments as described in the Prospectus;

(9) Purchase or sell commodities or commodity contracts except for stock futures contracts, interest rate futures contracts, index futures contracts, and foreign currency futures contracts and options thereon, in accordance with the applicable restrictions under the 1940 Act;

(10) Invest more than 15% of the value of a Fund's net assets in investments which are illiquid (including repurchase agreements having maturities of more than seven calendar days, variable and floating rate demand and master demand notes not requiring receipt of principal note amount within seven days' notice and securities of foreign issuers which are not listed on a recognized domestic or foreign securities exchange).

      In addition, all Funds (except Global Real Estate Fund) are diversified funds. As such, each will not, with respect to 75% of their total assets, invest more than 5% of its total assets in the securities of any one issuer (except for U.S. Government securities) or purchase more than 10% of the outstanding voting securities of any one issuer.

      Global Real Estate Fund is a non-diversified fund. The Fund is not limited by the 1940 Act in the proportion of assets that it may invest in the obligations of a single issuer. The investment of a large percentage of the Fund's assets in the securities of a small number of issuers may cause the Fund's share price to fluctuate more than that of a diversified investment company.

      Each Fund will only purchase fixed income securities that are rated investment grade, i.e., rated at least BBB by S&P or Baa by Moody's, or have an equivalent rating from another NRSRO, or if unrated, are determined to be of comparable quality by the Sub-Adviser. Money market securities, certificates of deposit, banker's acceptance and commercial paper purchased by the Stock Funds must be rated in one of the two top rating categories by an NRSRO or, if not rated, determined to be of comparable quality by the Stock Fund's Sub-Adviser.

      If a percentage limitation is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in the value of a Fund's investments will not constitute a violation of such limitation, except that any borrowing by a Fund that exceeds the fundamental investment limitations stated above must be reduced to meet such limitations within the period required by the 1940 Act (currently three days). Otherwise, a Fund may continue to hold a security even though it causes the Fund to exceed a percentage limitation because of fluctuation in the value of the Fund's assets.

      The Global Real Estate Fund, a series of ING Funds Trust, has also adopted a non-fundamental policy as required by Rule 35d-1 under the 1940 Act to invest, under normal circumstances at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in a portfolio of equity securities of companies that are principally engaged in the real estate industry. The Fund has also adopted a policy to provide its shareholders with at least 60 days' prior written notice of any change in such investment policy. If, subsequent to an investment, the 80% requirement is no longer met, the Fund's future investments will be made in a manner that will bring the Fund into compliance with this policy.

      The Global Communications Fund, a series of ING Funds Trust, has also adopted a non-fundamental policy as required by Rule 35d-1 under the 1940 Act to invest, under normal circumstances at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in a portfolio of equity securities of communications companies. The Fund has also adopted a policy to provide its shareholders with at least 60 days' prior written notice of any change in such investment policy. If, subsequent to an investment, the 80% requirement is no longer met, the Fund's future investments will be made in a manner that will bring the Fund into compliance with this policy.

      The Global Technology Fund, a series of ING Funds Trust, has also adopted a non-fundamental policy as required by Rule 35d-1 under the 1940 Act to invest, under normal circumstances at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in equity securities and equity equivalent securities (preferred stock, warrants, and convertible securities) of U.S. and non-U.S. technology companies. The Fund has also adopted a policy to provide its shareholders with at least 60 days' prior written notice of any change in such investment policy. If, subsequent to an investment, the 80% requirement is no longer met, the Fund's future investments will be made in a manner that will bring the Fund into compliance with this policy.

                             PORTFOLIO TRANSACTIONS

      Each Investment Management Agreement and Portfolio Management Agreement or Sub-Advisory Agreement authorizes the Investment Adviser or Sub-Adviser to select the brokers or dealers that will execute the purchase and sale of investment securities for each Fund. In all purchases and sales of securities for the portfolio of a Fund, the primary consideration is to obtain the most favorable price and execution available. Pursuant to the Investment Management Agreements and Portfolio Management Agreements or Sub-Advisory Agreements, each Investment Adviser or Sub Advisor determines, subject to the instructions of and review by the Board of Directors/Trustees of the Fund, which securities are to be purchased and sold by the Funds and which brokers are to be eligible to execute portfolio transactions of the Fund. Purchases and sales of securities in the over-the-counter market will generally be executed directly with a "market-maker," unless in the opinion of the Investment Adviser or a Sub-Adviser, a better price and execution can otherwise be obtained by using a broker for the transaction.

      In placing portfolio transactions, the Investment Adviser or Sub-Adviser will use its best efforts to choose a broker capable of providing the brokerage services necessary to obtain the most favorable price and execution available. The full range and quality of brokerage services available will be considered in making these determinations, such as the size of the order, the difficulty of execution, the operational facilities of the firm involved, the firm's risk in positioning a block of securities, and other factors. The Investment Adviser or Sub-Adviser will seek to obtain the best commission rate available from brokers that are believed to be capable of providing efficient execution and handling of the orders. In those instances where it is reasonably determined that more than one broker can offer the brokerage services needed to obtain the most favorable price and execution available, consideration may be given to those brokers that supply research and statistical information to a Fund, the Investment Adviser, and/or the Sub-Adviser, and provide other services in addition to execution services. The Investment Adviser or Sub-Adviser considers such information, which is in addition to and not in lieu of the services required to be performed by the Investment Adviser or Sub-Adviser to be useful in varying degrees, but of indeterminable value.

      As permitted by Section 28(e) of the 1934 Act the Investment Adviser or the Sub-Adviser may cause a Fund to pay a broker-dealer which provides "brokerage and research services" (as defined in the 1934 Act) to the Investment Adviser or the Sub-Adviser an amount of disclosed commission for effecting a securities transaction for a Fund in excess of the commission which another broker-dealer would have charged for effecting that transaction. Consistent with this policy, portfolio transactions may be executed by brokers affiliated with the ING Group or the Investment Adviser or Sub-Advisers, so long as the commission paid to the affiliated broker is reasonable and fair compared to the commission that would be charged by an unaffiliated broker in a comparable transaction. The placement of portfolio brokerage with broker-dealers who have sold shares of a Fund is subject to rules adopted by the National Association of Securities Dealers, Inc. ("NASD") Provided the Funds' officers are satisfied that the Fund is receiving the most favorable price and execution available, the Fund may also consider the sale of the Funds' shares as a factor in the selection of broker-dealers to execute its portfolio transactions.

            While it will continue to be the Funds' general policy to seek first to obtain the most favorable price and execution available, in selecting a broker to execute portfolio transactions for a Fund, the Fund may also give weight to the ability of a broker to furnish brokerage and research services to the Fund, the Investment Adviser or the Sub-Adviser, even if the specific services were not imputed to the Fund and were useful to the Investment Adviser and/or Sub-Adviser in advising other clients. The advisory fees paid by the Funds are not reduced because the Adviser or the Sub-Adviser receives such services. In negotiating commissions with a broker, the Fund may therefore pay a higher commission than would be the case if no weight were given to the furnishing of these supplemental services, provided that the amount of such commission has been determined in good faith by the Investment Adviser or Sub-Adviser to be reasonable in relation to the value of the brokerage and research services provided by such broker.

      Purchases of securities for a Fund also may be made directly from issuers or from underwriters. Where possible, purchase and sale transactions will be effected through dealers which specialize in the types of securities which the Fund will be holding, unless better executions are available elsewhere. Dealers and underwriters usually act as principals for their own account. Purchases from underwriters will include a concession paid by the issuer to the underwriter and purchases from dealers will include the spread between the bid and the asked price. If the execution and price offered by more than one dealer or underwriter are comparable, the order may be allocated to a dealer or underwriter which has provided such research or other services as mentioned above.

      Some securities considered for investment by a Fund may also be appropriate for other clients served by that Fund's Investment Adviser or Sub-Adviser. If the purchase or sale of securities consistent with the investment policies of a Portfolio and one or more of these other clients serviced by the Investment Adviser or Sub-Adviser is considered at or about the same time, transactions in such securities will be allocated among the Fund and the Investment Adviser's or Sub-Adviser's other clients in a manner deemed fair and reasonable by the Investment Adviser or Sub-Adviser. Although there is no specified formula for allocating such transactions, the various allocation methods used by the Investment Adviser or Sub-Adviser, and the results of such allocations, are subject to periodic review by the Board of Directors/Trustees. To the extent any of the Funds seek to acquire the same security at the same time, one or more of the Funds may not be able to acquire as large a portion of such security as it desires, or it may have to pay a higher price for such security. It is recognized that in some cases this system could have a detrimental effect on the price or value of the security insofar as a specific Fund is concerned.

      Purchases and sales of fixed income securities will usually be principal transactions. Such securities often will be purchased or sold from or to dealers serving as market makers for the securities at a net price. Each Fund may also purchase such securities in underwritten offerings and will, on occasion, purchase securities directly from the issuer. Generally, fixed income securities are traded on a net basis and do not involve brokerage commissions. The cost of executing fixed income securities transactions consists primarily of dealer spreads and underwriting commissions.

      In purchasing and selling fixed income securities, it is the policy of each Fund to obtain the best results, while taking into account the dealer's general execution and operational facilities, the type of transaction involved and other factors, such as the dealer's risk in positioning the securities involved. While ING generally seeks reasonably competitive spreads or commissions, the Funds will not necessarily pay the lowest spread or commission available.

      Brokerage commissions paid by each series of Mutual Funds for previous fiscal years/periods are as follows:

------------------------------------------------------------------------------------
                                         October 31                   June 30
                                      2001         2000(1)       2000         1999
                                      ----         ----          ----         ----
International Core Growth Fund        $598,896     $695,830     $627,554      $337,039

Worldwide Growth Fund               $3,278,242   $3,185,228   $2,562,446      $390,084

International SmallCap Growth Fund  $3,040,817   $4,930,390   $3,660,023      $247,580

Emerging Countries Fund               $874,727   $3,014,852   $2,767,514    $1,036,293

Asia-Pacific Equity Fund               $43,614      $25,834     $270,650      $203,029

--------------
(1) For the four month period of July 1, 2000 to October 31, 2000. Effective July 26, 2000, the Fund changed its fiscal year end to October 31 from June 30.

      Brokerage commissions paid by the series of Mayflower Trust for previous fiscal years/periods are as follows:

------------------------------------------------------------------------------
                                       For The Fiscal Years Ended October 31
                                           2001        2000         1999
                                           ----        ----         ----
International Value Fund                 $2,419,761  $2,754,562    $1,316,582
------------------------------------------------------------------------------

      Brokerage commissions paid by Precious Metals Fund, International Fund and Russia Fund for previous fiscal years/periods are as follows:

------------------------------------------------------------------------------
                                              October 31         December 31
                                           2001       2000(1)       1999
                                           ----       ----          ----
Precious Metals Fund                       $240,154    $140,353      $389,449

International Fund                         $401,140    $167,309      $167,074

Russia Fund                               $4,422(2)     $36,454       $91,247
------------------------------------------------------------------------------

(1)   Effective July 26, 2000, the Fund changed its fiscal year end to October
      31. October 2000 numbers represent the ten months from January 1, 2000 to October 31, 2000.
(2) The decrease in brokerage commissions paid by the Fund during the most recent fiscal year in comparison to the preceding fiscal year is due to changes in portfolio management, lower portfolio turnover rate and participation in mostly "principal trades."

      Brokerage commissions paid by the series of Funds Trust for previous fiscal years are as follows:(1)

------------------------------------------------------------------------------
                                           2001        2000         1999
                                           ----        ----         ----

European Equity Fund                     $63,430      $56,972     $ 91,450

Global Communications Fund               $90,741    ----------   ----------

Global Technology Fund                 $157,911(2)    $96,060     $ 49,574

-------------
(1) Because Global Real Estate Fund is new, the Fund paid no brokerage commissions during any of the last three previous fiscal years.
(2) The increase in brokerage commissions paid by the Fund during the fiscal year ended is due to increased portfolio turnover rate.


      Of the total commissions paid during the fiscal year ended October 31, 2001, $841,039 (7.5%) was paid to firms which provided research, statistical or other services to the Investment Adviser. The Investment Adviser has not separately identified a portion of such commissions as applicable to the provision of such research, statistical or otherwise.

      During the fiscal year ended October 31, 2001, the following Funds paid affiliated persons of the Fund brokerage commissions as follows:

ING International Value

-------------------------------------------------------------------------------------------------------------
Affiliated              Affiliated      Total Fund      % of       Affiliated      Fund Total      $ of
Broker                  Principal       Principal     Principal    Commission      Commission      Commission
-------------------------------------------------------------------------------------------------------------
Baring International    $17,818,938  $18,027,982,124  0.10%        $20,856         $2,419,761      0.86%
Investment Limited

Baring Securities       $16,813,553  $18,027,982,124  0.09%        $33,845         $2,419,761      1.40%
Limited
-------------------------------------------------------------------------------------------------------------


ING Emerging Countries

-------------------------------------------------------------------------------------------------------------
Affiliated              Affiliated   Total Fund       % of       Affiliated      Fund Total      $ of
Broker                  Principal    Principal      Principal    Commission      Commission      Commission
-------------------------------------------------------------------------------------------------------------
ING Baring Securities   $228,594     $964,425,052     0.02%        $803            $874,727        0.09%
-------------------------------------------------------------------------------------------------------------


ING European Equity

-------------------------------------------------------------------------------------------------------------
Affiliated              Affiliated   Total Fund       % of       Affiliated      Fund Total      $ of
Broker                  Principal    Principal      Principal    Commission      Commission      Commission
-------------------------------------------------------------------------------------------------------------
ING Baring Securities    $24,983     $49,602,402      0.05%          $25           $63,430         0.04%

ING Baring Securities    $274,008    $49,602,402      0.55%         $274           $63,430         0.43%
Holdings Limited

ING Furman Selz          $731,324    $49,602,402       1.47%         $731          $63,430         1.15%
Investments LLC
-------------------------------------------------------------------------------------------------------------

      During the fiscal year ended October 31, 2001, the following Fund (or their predecessor master fund) acquired securities of their regular brokers or dealers (as defined in Rule 10b-1 under the 1940 Act) or their parents: The holdings of securities of such brokers and dealers were as follows as of October 31, 2001.

-----------------------------------------------------------------------------
Fund                        Security Description              Market Value
----                        --------------------              ------------

Worldwide Growth            Goldman Sachs Group, Inc.         $3,681,336

Worldwide Growth            Lehman Brothers Holdings, Inc.    $2,529,630

Worldwide Growth            Morgan Stanley Dean Witter &      $1,012,644
                            Co.
-----------------------------------------------------------------------------


                       ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

      A complete description of the manner in which shares may be purchased, redeemed or exchanged appears in the Prospectus under "Shareholder Guide." Shares of the Funds are offered at the net asset value next computed following receipt of the order by the dealer (and/or the Distributor) or by the Company's transfer agent, DST Systems, Inc. ("Transfer Agent"), plus, for Class A and Class M shares, a varying sales charge depending upon the class of shares purchased and the amount of money invested, as set forth in the Prospectus. An investor may exchange shares of a Fund for shares of the same class of any Fund, without paying any additional sales charge. Shares subject to a CDSC will continue to age from the date that the original shares were purchased.

      Certain investors may purchase shares of the Funds with liquid assets with a value which is readily ascertainable by reference to a domestic exchange price and which would be eligible for purchase by a Fund consistent with the Fund's investment policies and restrictions. These transactions only will be effected if the Investment Adviser or Sub-Adviser intends to retain the security in the Fund as an investment. Assets so purchased by a Fund will be valued in generally the same manner as they would be valued for purposes of pricing the Fund's shares, if such assets were included in the Fund's assets at the time of purchase. Each Company reserves the right to amend or terminate this practice at any time.

Special Purchases at Net Asset Value

      Class A or Class M shares of the Funds may be purchased at NAV, without a sales charge, by persons who have redeemed their Class A or Class M Shares of a Fund (or shares of other funds managed by the Investment Adviser in accordance with the terms of such privileges established for such funds) within the previous 90 days. The amount that may be so reinvested in the Fund is limited to an amount up to, but not exceeding, the redemption proceeds (or to the nearest full share if fractional shares are not purchased). In order to exercise this privilege, a written order for the purchase of shares must be received by the Transfer Agent, or be postmarked, within 90 days after the date of redemption. This privilege may only be used once per calendar year. Payment must accompany the request and the purchase will be made at the then current net asset value of the Fund. Such purchases may also be handled by a securities dealer who may charge a shareholder for this service. If the shareholder has realized a gain on the redemption, the transaction is taxable and any reinvestment will not alter any applicable Federal capital gains tax. If there has been a loss on the redemption and a subsequent reinvestment pursuant to this privilege, some or all of the loss may not be allowed as a tax deduction depending upon the amount reinvested, although such disallowance is added to the tax basis of the shares acquired upon the reinvestment.

      Class A Shares of the Funds may also be purchased at NAV by any person who can document that Fund shares were purchased with proceeds from the redemption (within the previous 90 days) of shares from any unaffiliated mutual fund on which a sales charge was paid or which were subject at any time to a CDSC, and the Distributor has determined in its discretion that the unaffiliated fund invests primarily in the same types of securities as the ING Fund purchased.

      Additionally, Class A or Class M Shares of the Funds may also be purchased at net asset value by any charitable organization or any state, county, or city, or any instrumentality, department, authority or agency thereof that has determined that a Fund is a legally permissible investment and that is prohibited by applicable investment law from paying a sales charge or commission in connection with the purchase of shares of any registered management investment company ("an eligible governmental authority"). If an investment by an eligible governmental authority at net asset value is made though a dealer who has executed a selling group agreement with respect to the Company (or the other open-end ING Funds ) the Distributor may pay the selling firm 0.25% of the Offering Price.

      Shareholders of ING General Money Market Shares who acquired their shares by using all or a portion of the proceeds from the redemption of Class A or Class M shares of other open-end ING Funds distributed by the Distributor may reinvest such amount plus any shares acquired through dividend reinvestment in Class A or Class M Shares of a Fund at its current net asset value, without a sales charge.

      The officers, Directors/Trustees and bona fide full-time employees of each Company and the officers, directors and full-time employees of the Investment Adviser, any Sub-Adviser, the Distributor, any service provider to a Fund or affiliated corporations thereof or any trust, pension, profit-sharing or other benefit plan for such persons, broker-dealers, for their own accounts or for members of their families (defined as current spouse, children, parents, grandparents, uncles, aunts, siblings, nephews, nieces, step-relations, relations at-law, and cousins) employees of such broker-dealers (including their immediate families) and discretionary advisory accounts of the Investment Adviser or any Sub-Adviser, may purchase Class A or Class M Shares of a Fund at NAV without a sales charge. Such purchaser may be required to sign a letter stating that the purchase is for his own investment purposes only and that the securities will not be resold except to the Fund. Each Company may, under certain circumstances, allow registered investment adviser's to make investments on behalf of their clients at NAV without any commission or concession.

      Class A or M shares may also be purchased at NAV by certain fee based registered investment advisers, trust companies and bank trust departments under certain circumstances making investments on behalf of their clients and by shareholders who have authorized the automatic transfer of dividends from the same class of another open-end fund managed by the Investment Adviser or from ING Prime Rate Trust.

      Class A or Class M shares may also be purchased without a sales charge by
(i) shareholders who have authorized the automatic transfer of dividends from the same class of another ING Fund distributed by the Distributor or from ING Prime Rate Trust; (ii) registered investment advisors, trust companies and bank trust departments investing in Class A shares on their own behalf or on behalf of their clients, provided that the aggregate amount invested in any one or more Funds, during the 13 month period starting with the first investment, equals at least $1 million; (iii) broker-dealers, who have signed selling group agreements with the Distributor, and registered representatives and employees of such broker-dealers, for their own accounts or for members of their families (defined as current spouse, children, parents, grandparents, uncles, aunts, siblings, nephews, nieces, step relations, relations-at-law and cousins); (iv) broker-dealers using third party administrators for qualified retirement plans who have entered into an agreement with the ING Funds or an affiliate, subject to certain operational and minimum size requirements specified from time-to-time by the ING Funds ; (v) accounts as to which a banker or broker-dealer charges an account management fee ("wrap accounts"); and (vi) any registered investment company for which ING Investments, LLC serves as adviser.

      The Funds may terminate or amend the terms of these sales charge waivers at any time.

Letters of Intent and Rights of Accumulation

      An investor may immediately qualify for a reduced sales charge on a purchase of Class A or Class M shares of any of the Funds which offers Class A shares, Class M shares or shares with front-end sales charges, by completing the Letter of Intent section of the Shareholder Application in the Prospectus (the "Letter of Intent" or "Letter"). By completing the Letter, the investor expresses an intention to invest during the next 13 months a specified amount which if made at one time would qualify for the reduced sales charge. At any time within 90 days after the first investment which the investor wants to qualify for the reduced sales charge, a signed Shareholder Application, with the Letter of Intent section completed, may be filed with the Fund. After the Letter of Intent is filed, each additional investment made will be entitled to the sales charge applicable to the level of investment indicated on the Letter of Intent as described above. Sales charge reductions based upon purchases in more than one investment in the ING Funds will be effective only after notification to the Distributor that the investment qualifies for a discount. The shareholder's holdings in the Investment Adviser's funds acquired within 90 days before the Letter of Intent is filed will be counted towards completion of the Letter of Intent but will not be entitled to a retroactive downward adjustment of sales charge until the Letter of Intent is fulfilled. Any redemptions made by the shareholder during the 13-month period will be subtracted from the amount of the purchases for purposes of determining whether the terms of the Letter of Intent have been completed. If the Letter of Intent is not completed within the 13-month period, there will be an upward adjustment of the sales charge as specified below, depending upon the amount actually purchased (less redemption) during the period.

      An investor acknowledges and agrees to the following provisions by completing the Letter of Intent section of the Shareholder Application in the Prospectus. A minimum initial investment equal to 25% of the intended total investment is required. An amount equal to the maximum sales charge or 5.75% of the total intended purchase will be held in escrow at ING Funds, in the form of shares, in the investor's name to assure that the full applicable sales charge will be paid if the intended purchase is not completed. The shares in escrow will be included in the total shares owned as reflected on the monthly statement; income and capital gain distributions on the escrow shares will be paid directly by the investor. The escrow shares will not be available for redemption by the investor until the Letter of Intent has been completed, or the higher sales charge paid. If the total purchases, less redemptions, equal the amount specified under the Letter, the shares in escrow will be released. If the total purchases, less redemptions, exceed the amount specified under the Letter and is an amount which would qualify for a further quantity discount, a retroactive price adjustment will be made by the Distributor and the dealer with whom purchases were made pursuant to the Letter of Intent (to reflect such further quantity discount) on purchases made within 90 days before, and on those made after filing the Letter. The resulting difference in offering price will be applied to the purchase of additional shares at the applicable offering price. If the total purchases, less redemptions, are less than the amount specified under the Letter, the investor will remit to the Distributor an amount equal to the difference in dollar amount of sales charge actually paid and the amount of sales charge which would have applied to the aggregate purchases if the total of such purchases had been made at a single account in the name of the investor or to the investor's order. If within 10 days after written request such difference in sales charge is not paid, the redemption of an appropriate number of shares in escrow to realize such difference will be made. If the proceeds from a total redemption are inadequate, the investor will be liable to the Distributor for the difference. In the event of a total redemption of the account prior to fulfillment of the Letter of Intent, the additional sales charge due will be deducted from the proceeds of the redemption and the balance will be forwarded to the Investor. By completing the Letter of Intent section of the Shareholder Application, an investor grants to the Distributor a security interest in the shares in escrow and agrees to irrevocably appoint the Distributor as his attorney-in-fact with full power of substitution to surrender for redemption any or all shares for the purpose of paying any additional sales charge due and authorizes the Transfer Agent or Sub-Transfer Agent to receive and redeem shares and pay the proceeds as directed by the Distributor. The investor or the securities dealer must inform the Transfer Agent or the Distributor that this Letter is in effect each time a purchase is made.

      If at any time prior to or after completion of the Letter of Intent the investor wishes to cancel the Letter of Intent, the investor must notify the Distributor in writing. If, prior to the completion of the Letter of Intent, the investor requests the Distributor to liquidate all shares held by the investor, the Letter of Intent will be terminated automatically. Under either of these situations, the total purchased may be less than the amount specified in the Letter of Intent. If so, the Distributor will redeem at NAV to remit to the Distributor and the appropriate authorized dealer an amount equal to the difference between the dollar amount of the sales charge actually paid and the amount of the sales charge that would have been paid on the total purchases if made at one time.

      The value of shares of the Fund plus shares of the other open-end funds distributed by the Distributor can be combined with a current purchase to determine the reduced sales charge and applicable offering price of the current purchase. The reduced sales charge apply to quantity purchases made at one time or on a cumulative basis over any period of time by (i) an investor, (ii) the investor's spouse and children under the age of majority, (iii) the investor's custodian accounts for the benefit of a child under the Uniform gift to Minors Act, (iv) a trustee or other fiduciary of a single trust estate or a single fiduciary account (including a pension, profit-sharing and/or other employee benefit plans qualified under Section 401 of the Code), by trust companies' registered investment advisors, banks and bank trust departments for accounts over which they exercise exclusive investment discretionary authority and which are held in a fiduciary, agency, advisory, custodial or similar capacity.

      The reduced sales charge also apply on a non-cumulative basis, to purchases made at one time by the customers of a single dealer, in excess of $1 million. The Letter of Intent option may be modified or discontinued at any time.

      Shares of the Fund and other open-end ING Funds purchased and owned of record or beneficially by a corporation, including employees of a single employer (or affiliates thereof) including shares held by its employees, under one or more retirement plans, can be combined with a current purchase to determine the reduced sales charge and applicable offering price of the current purchase, provided such transactions are not prohibited by one or more provisions of the Employee Retirement Income Security Act or the Internal Revenue Code. Individuals and employees should consult with their tax advisors concerning the tax rules applicable to retirement plans before investing.

      For the purposes of Rights of Accumulation and the Letter of Intent Privilege, shares held by investors in the ING Funds which impose a CDSC may be combined with Class A or Class M shares for a reduced sales charge but will not affect any CDSC which may be imposed upon the redemption of shares of a Fund which imposes a CDSC.

Redemptions

      Payment to shareholders for shares redeemed will be made within seven days after receipt by the Fund's Transfer Agent of the written request in proper form, except that a Fund may suspend the right of redemption or postpone the date of payment during any period when (a) trading on the New York Stock Exchange is restricted as determined by the SEC or such exchange is closed for other than weekends and holidays; (b) an emergency exists as determined by the SEC making disposal of portfolio series or valuation of net assets of a Fund not reasonably practicable; or (c) for such other period as the SEC may permit for the protection of a Fund's shareholders. At various times, a Fund may be requested to redeem shares for which it has not yet received good payment. Accordingly, the Fund may delay the mailing of a redemption check until such time as it has assured itself that good payment has been collected for the purchase of such shares, which may take up to 15 days or longer.

      Each Fund intends to pay in cash for all shares redeemed, but under abnormal conditions that make payment in cash unwise, a Fund may make payment wholly or partly in securities at their then current market value equal to the redemption price. In such case, an investor may incur brokerage costs in converting such securities to cash. However, each Company has elected to be governed by the provisions of Rule 18f-1 under the 1940 Act, which contain a formula for determining the minimum amount of cash to be paid as part of any redemption. In the event a Fund must liquidate portfolio securities to meet redemptions, it reserves the right to reduce the redemption price by an amount equivalent to the pro-rated cost of such liquidation not to exceed one percent of the NAV of such shares.

      Due to the relatively high cost of handling small investments, each Company reserves the right, upon 30 days' written notice, to redeem, at NAV (less any applicable deferred sales charge), the shares of any shareholder whose account has a value of less than $1,000 in the Fund, other than as a result of a decline in the net asset value per share. Before the Fund redeems such shares and sends the proceeds to the shareholder, it will notify the shareholder that the value of the shares in the account is less than the minimum amount and will allow the shareholder 30 days to make an additional investment in an amount that will increase the value of the account to at least $1,000 before the redemption is processed. This policy will not be implemented where a Fund has previously waived the minimum investment requirements.

      The value of shares on redemption or repurchase may be more or less than the investor's cost, depending upon the market value of the portfolio securities at the time of redemption or repurchase.

      Certain purchases of Class A shares and most Class B and Class C shares may be subject to a CDSC. Shareholders will be charged a CDSC if certain of those shares are redeemed within the applicable time period as stated in the prospectus.

      No CDSC is imposed on any shares subject to a CDSC to the extent that those shares (i) are no longer subject to the applicable holding period, (ii) resulted from reinvestment of distributions on CDSC shares, or (iii) were exchanged for shares of another fund managed by the Investment Adviser, provided that the shares acquired in such exchange and subsequent exchanges will continue to remain subject to the CDSC, if applicable, until the applicable holding period expires.

      The CDSC or redemption fee will be waived for certain redemptions of shares upon (i) the death or permanent disability of a shareholder, or (ii) in connection with mandatory distributions from an Individual Retirement Account ("IRA") or other qualified retirement plan. The CDSC or redemption fee will be waived in the case of a redemption of shares following the death or permanent disability of a shareholder if the redemption is made within one year of death or initial determination of permanent disability. The waiver is available for total or partial redemptions of shares owned by an individual or an individual in joint tenancy (with rights of survivorship), but only for redemptions of shares held at the time of death or initial determination of permanent disability. The CDSC or redemption fee will also be waived in the case of a total or partial redemption of shares in connection with any mandatory distribution from a tax-deferred retirement plan or an IRA. The waiver does not apply in the case of a tax-free rollover or transfer of assets, other than one following a separation from services, except that a CDSC or redemption fee may be waived in certain circumstances involving redemptions in connection with a distribution from a qualified employer retirement plan in connection with termination of employment or termination of the employer's plan and the transfer to another employer's plan or to an IRA. The shareholder must notify the Fund either directly or through the Distributor at the time of redemption that the shareholder is entitled to a waiver of CDSC or redemption fee. The waiver will then be granted subject to confirmation of the shareholder's entitlement. The CDSC or redemption fee, which may be imposed on Class A shares purchased in excess of $1 million, will also be waived for registered investment advisors, trust companies and bank trust departments investing on their own behalf or on behalf of their clients. These waivers may be changed at any time.

      Effective November 1, 2001, International Fund, Asia-Pacific Equity Fund and International Core Growth Fund (each a "Fund" and collectively the "Funds") will impose a 2% redemption fee on Fund Class A shares redeemed (including in connection with an exchange) within 30 days or less from their date of purchase. A redemption fee of 2% will be charged on the redemption of shares of the Russia Fund held less than 365 days. The fee is not a sales charge (load); it will be paid directly to the Funds. The redemption fee is designed to offset brokerage commissions, market impact, and other costs associated with short-term trading. The redemption fee will apply only to Fund Class A shares purchased on or after November 1, 2001. The redemption fee is not assessed on shares acquired through the reinvestment of dividends or distributions paid by the Funds.

Reinstatement Privilege

      If you sell Class B or Class C shares of an ING Fund, you may reinvest some or all of the proceeds in the same share class within 90 days without a sales charge. Reinstated Class B or Class C shares will retain their original cost and purchase date for purposes of the CDSC. The amount of any CDSC also will be reinstated. To exercise this privilege, the written order for the purchase of shares must be received by the Transfer Agent or be postmarked within 90 days after the date of redemption. This privilege can be used only once per calendar year. If a loss is incurred on the redemption and the reinstatement privilege is used, some or all of the loss may not be allowed as a tax deduction.

Conversion of Class B Shares

      A shareholder's Class B shares will automatically convert to Class A shares in the Fund on the first business day of the month in which the eighth anniversary of the issuance of the Class B shares occurs, together with a pro rata portion of all Class B shares representing dividends and other distributions paid in additional Class B shares, except that Class B Shares acquired initially through Funds that were part of the Nicholas-Applegate Mutual Funds at the time of purchase will convert after seven years from the date of original purchase. The conversion of Class B shares into Class A shares is subject to the continuing availability of an opinion of counsel or an Internal Revenue Service ("IRS") ruling, if the Investment Adviser deems it advisable to obtain such advice, to the effect that (1) such conversion will not constitute taxable events for federal tax purposes; and (2) the payment of different dividends on Class A and Class B shares does not result in the Fund's dividends or distributions constituting "preferential dividends" under the Internal Revenue Code of 1986. The Class B shares so converted will no longer be subject to the higher expenses borne by Class B shares. The conversion will be effected at the relative net asset values per share of the two Classes.

   CDSC Schedule For Shares of the International Value Fund Purchased Before
                                November 1, 1999

      Effective November 1, 1999, the above listed Fund adopted a new CDSC schedule, as set forth in the prospectus. Class B shares of the Fund purchased before November 1, 1999 are subject to the following contingent sales deferred change schedule:

               Years After You                CDSC As A Percentage
              Bought The Shares                of Amount Redeemed

                  1st Year                            5.00%
                  2nd Year                            4.00%
                  3rd Year                            3.00%
                  4th Year                            2.00%
                  5th Year                            2.00%
               After 5th Year                          ---

      Prior to November 6, 2000, the contingent deferred sales charge on purchases of Class A shares of the Funds that comprise ING Funds Trust (except Global Real Estate Fund) in excess of $1 million was different than the contingent deferred sales charge on similar purchases of the other ING Funds. Shareholders of the Funds that comprise ING Funds Trust that purchased Class A shares subject to a contingent deferred sales charge prior to November 6, 2000 will continue to be subject to the contingent deferred sales charge in place when those shares were purchased. The contingent deferred sales charge on such purchases before November 6, 2000 were as follows:

                                                 Time Period
                                                During which
                                CDSC            CDSC Applies
                                Before             Before
CDSC on Purchases of:           11/06/00          11/06/99
--------------------            --------        -----------
$1,000,000 to $2,499,999       1.00%              12 Months
$2,500,000 to $4,999,999       1.00%              12 Months
$5,000,000 and over            1.00%              12 Months

Dealer Commissions and Other Incentives

      In connection with the sale of shares of the Funds, the Distributor may pay Authorized Dealers of record a sales commission as a percentage of the purchase price.

      In connection with the sale of shares of the Funds, the Distributor may pay Authorized Dealers of record a sales commission as a percentage of the purchase price. In connection with the sale of Class A and Class M Shares, the Distributor will reallow the following amounts to Authorized Dealers of record from the sales charge on such sales:


      --------------------------------------------------------------------
                    Dealers' Reallowance as a Percentage of
                                 Offering Price

      Amount of Transaction        Class A                Class M
      ---------------------        -------                -------

        Less than $50,000           5.75%                  3.50%

        $50,000 - $99,999           4.50%                  2.50%

       $100,000 - $249,999          3.50%                  1.50%

       $250,000 - $499,000          2.50%                  1.00%

       $500,000 - $999,999          2.00%                  None

       $1,000,000 and over        See below                None
      --------------------------------------------------------------------

      The Distributor may pay to Authorized Dealers out of its own assets commissions on shares sold in Classes A, B and C, at NAV, which at the time of investment would have been subject to the imposition of a CDSC if redeemed. There is no sales charge on purchases of $1,000,000 or more of Class A shares. However, such purchases may be subject to a CDSC, as disclosed in the Prospectus. The Distributor will pay Authorized Dealers of record commissions at the rates shown in the table below for purchases of Class A shares that are subject to a CDSC:

                                              Dealer Commission as a
            Amount of Transaction          Percentage of Amount Invested
            ---------------------          -----------------------------
            $1,000,000 to $2,499,000                   1.00%
            $2,500,000 to $4,999,999                   0.50%
            $5,000,000 and over                        0.25%

      Also, the Distributor will pay out of its own assets a commission of 1% of the amount invested for purchases of Class A shares of less than $1 million by qualified employer retirement plans with 50 or more participants.

      The Distributor will pay out of its own assets a commission of 4% of the amount invested for purchases of Class B shares subject to a CDSC. For purchases of Class C shares subject to a CDSC, the Distributor may pay out of its own assets a commission of 1% of the amount invested of each Fund.

      The Distributor may, from time to time, at its discretion, allow a selling dealer to retain 100% of a sales charge, and such dealer may therefore be deemed an "underwriter" under the 1933 Act. The Distributor, at its expense, may also provide additional promotional incentives to dealers. The incentives may include payment for travel expenses, including lodging, incurred in connection with trips taken by qualifying registered representatives and members of their families to locations within or outside of the United States, merchandise or other items. For more information on incentives, see "Management of the Funds -- 12b-1 Plans" in this SAI.

                          DETERMINATION OF SHARE PRICE

      As noted in the Prospectus, the NAV and offering price of each class of each Fund's shares will be determined once daily as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. New York time) during each day on which that Exchange is open for trading. As of the date of this Statement of Additional Information, the New York Stock Exchange is closed on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

      Portfolio securities listed or traded on a national securities exchange or included in the NASDAQ National Market System will be valued at the last reported sale price on the valuation day. Securities traded on an exchange or NASDAQ for which there has been no sale that day and other securities traded in the over-the-counter market will be valued at the mean between the last reported bid and asked prices on the valuation day. In cases in which securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Directors/Trustees as the primary market. Short-term obligations maturing in less than 60 days will generally be valued at amortized cost. This involves valuing a security at cost on the date of acquisition and thereafter assuming a constant accretion of a discount or amortization of a premium to maturity, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price a Fund would receive if it sold the instrument. See "Net Asset Value" in the shareholder guide of the Prospectus. The Long-term debt obligations held in a Fund's portfolio will be valued at the mean between the most recent bid and asked prices as obtained from one or more dealers that make markets in the securities when over-the counter market quotations are readily available.

      Securities and assets for which market quotations are not readily available (including restricted securities which are subject to limitations as to their sale) are valued at their fair values as determined in good faith by or under the supervision of each Fund's Board, in accordance with methods that are specifically authorized by the Board. The valuation procedures applied in any specific instance are likely to vary from case to case. However, consideration is generally given to the financial position of the issuer and other fundamental analytical data relating to the investment and to the nature of the restrictions on disposition of the securities (including any registration expenses that might be borne by the Funds in connection with such disposition). In addition, specific factors also are generally considered, such as the cost of the investment, the market value of any unrestricted securities of the same class (both at the time of purchase and at the time of valuation), the size of the holding, the prices of any recent transactions or offers with respect to such securities and any available analysts' reports regarding the issuer.

      The fair value of other assets is added to the value of all securities positions to arrive at the value of a Fund's total assets. The Fund's liabilities, including accruals for expenses, are deducted from its total assets. Once the total value of the Fund's net assets is so determined, that value is then divided by the total number of shares outstanding (excluding treasury shares), and the result, rounded to the nearest cent, is the net asset value per share.

      Options on currencies purchased by the Funds are valued at their last bid price in the case of listed options or at the average of the last bid prices obtained from dealers in the case of OTC options. The value of each security denominated in a currency other than U.S. dollars will be translated into U.S. dollars at the prevailing market rate as determined by the Investment Adviser on that day.

      The value of the foreign securities traded on exchanges outside the United States is based upon the price on the exchange as of the close of business of the exchange preceding the time of valuation (or, if earlier, at the time of a Fund's valuation). Quotations of foreign securities in foreign currency are converted to U.S. dollar equivalents using the foreign exchange quotation in effect at the time NAV is computed. The calculation of net asset value of a Fund may not take place contemporaneously with the determination of the prices of certain portfolio securities of foreign issuers used in such calculation. Further, the prices of foreign securities are determined using information derived from pricing services and other sources. Information that becomes known to a Fund or its agents after the time that net asset value is calculated on any business day may be assessed in determining net asset value per share after the time of receipt of the information, but will not be used to retroactively adjust the price of the security so determined earlier or on a prior day. Events affecting the values of portfolio securities that occur between the time their prices are determined and the time when the Fund's NAV is determined may not be reflected in the calculation of net asset value. If events materially affecting the value of such securities occur during such period, then these securities may be valued at fair value as determined by the management and approved in good faith by the Board of Directors/Trustees.

      The price of silver and gold bullion is determined by measuring the mean between the closing bid and asked quotations of silver and gold bullion set at the time of the close of the New York Stock Exchange, as supplied by Precious Metals Fund's custodian bank or other broker-dealers or banks approved by Precious Metals Fund and Silver Fund, on each date that the Exchange is open for business.

      Foreign securities markets may close before a Fund determines its NAV. European, Far Eastern or Latin American securities trading may not take place on all days on which the NYSE is open. Further, trading takes place in Japanese markets on certain Saturdays and in various foreign markets on days on which the NYSE is not open. Consequently, the calculation of a Fund's respective net asset values therefore may not take place contemporaneously with the determination of the prices of securities held by the Fund. Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of regular trading on the NYSE will not be reflected in a Fund's net asset value unless the Investment Adviser, under the supervision of the Fund's Board of Directors/Trustees, determines that the particular event would materially affect net asset value. As a result, the Fund's net asset value may be significantly affected by such trading on days when a shareholder cannot purchase or redeem shares of the Fund.

      In computing a class of a Fund's net asset value, all class-specific liabilities incurred or accrued are deducted from the class' net assets. The resulting net assets are divided by the number of shares of the class outstanding at the time of the valuation and the result (adjusted to the nearest cent) is the net asset value per share.

      The per share net asset value of Class A shares generally will be higher than the per share NAV of shares of the other classes, reflecting daily expense accruals of the higher distribution fees applicable to Class B and Class C. It is expected, however, that the per share net asset value of the classes will tend to converge immediately after the payment of dividends or distributions that will differ by approximately the amount of the expense accrual differentials between the classes.

      Orders received by dealers prior to the close of regular trading on the New York Stock Exchange will be confirmed at the offering price computed as of the close of regular trading on the Exchange provided the order is received by the Distributor prior to its close of business that same day (normally 4:00 P.M. Pacific time). It is the responsibility of the dealer to insure that all orders are transmitted timely to the Fund. Orders received by dealers after the close of regular trading on the New York Stock Exchange will be confirmed at the next computed offering price as described in the Prospectus.

                             SHAREHOLDER INFORMATION

      Certificates representing shares of a particular Fund will not normally be issued to shareholders. The Transfer Agent will maintain an account for each shareholder upon which the registration and transfer of shares are recorded, and any transfers shall be reflected by bookkeeping entry, without physical delivery.

      The Transfer Agent will require that a shareholder provide requests in writing, accompanied by a valid signature guarantee form, when changing certain information in an account (i.e., wiring instructions, telephone privileges, etc.).

      Each Company reserves the right, if conditions exist that make cash payments undesirable, to honor any request for redemption or repurchase order with respect to shares of a Fund by making payment in whole or in part in readily marketable securities chosen by the Fund and valued as they are for purposes of computing the Fund's net asset value (redemption-in-kind). If payment is made in securities, a shareholder may incur transaction expenses in converting theses securities to cash. Each Company has elected, however, to be governed by Rule 18f-1 under the 1940 Act as a result of which a Fund is obligated to redeem shares with respect to any one shareholder during any 90-day period solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund at the beginning of the period.

                       SHAREHOLDER SERVICES AND PRIVILEGES

      As discussed in the Prospectus, the Funds provide a Pre-Authorized Investment Program for the convenience of investors who wish to purchase shares of a Fund on a regular basis. Such a Program may be started with an initial investment ($1,000 minimum) and subsequent voluntary purchases ($100 minimum) with no obligation to continue. The Program may be terminated without penalty at any time by the investor or the ING Funds. The minimum investment requirements may be waived by the Fund for purchases made pursuant to (i) employer-administered payroll deduction plans, (ii) profit-sharing, pension, or individual or any employee retirement plans, or (iii) purchases made in connection with plans providing for periodic investments in Fund shares.

      For investors purchasing shares of a Fund under a tax-qualified individual retirement or pension plan or under a group plan through a person designated for the collection and remittance of monies to be invested in shares of a Fund on a periodic basis, the Fund may, in lieu of furnishing confirmations following each purchase of Fund shares, send statements no less frequently than quarterly pursuant to the provisions of the 1934 Act , as amended, and the rules thereunder. Such quarterly statements, which would be sent to the investor or to the person designated by the group for distribution to its members, will be made within five business days after the end of each quarterly period and shall reflect all transactions in the investor's account during the preceding quarter.

      All shareholders will receive a confirmation of each new transaction in their accounts, which will also show the total number of Fund shares owned by each shareholder, the number of shares being held in safekeeping by the Fund's Transfer Agent for the account of the shareholder and a cumulative record of the account for the entire year. Shareholders may rely on these statements in lieu of certificates. Certificates representing shares of a fund will not be issued unless the shareholder requests them in writing.

Self-Employed and Corporate Retirement Plans

      For self-employed individuals and corporate investors that wish to purchase shares of a Fund, there is available through the Fund a Prototype Plan and Custody Agreement. The Custody Agreement provides that State Street Bank & Trust, Kansas City, Missouri, will act as Custodian under the Plan, and will furnish custodial services for an annual maintenance fee of $12.00 for each participant, with no other charges. (This fee is in addition to the normal Custodian charges paid by the ING Funds.) The annual contract maintenance fee may be waived from time to time. For further details, including the right to appoint a successor Custodian, see the Plan and Custody Agreements as provided by the Company. Employers who wish to use shares of a Fund under a custodianship with another bank or trust company must make individual arrangements with such institution.

Individual Retirement Accounts

      Investors having earned income are eligible to purchase shares of a Fund under an IRA pursuant to Section 408(a) of the Internal Revenue Code. An individual who creates an IRA may contribute annually certain dollar amounts of earned income, and an additional amount if there is a non-working spouse. Simple IRA plans that employers may establish on behalf of their employees are also available. Roth IRA plans that enable employed and self-employed individuals to make non-deductible contributions, and, under certain circumstances, effect tax-free withdrawals, are also available. Copies of a model Custodial Account Agreement are available from the Distributor. State Street Bank and Trust Company, Kansas City, Missouri, will act as the Custodian under this model Agreement, for which it will charge the investor an annual fee of $12.00 for maintaining the Account (such fee is in addition to the normal custodial charges paid by the Funds). Full details on the IRA are contained in an IRS required disclosure statement, and the Custodian will not open an IRA until seven (7) days after the investor has received such statement from the Company. An IRA using shares of a Fund may also be used by employers who have adopted a Simplified Employee Pension Plan.

      Purchases of Fund shares by Section 403(b) and other retirement plans are also available. Section 403(b) plans are arrangements by a public school organization or a charitable, educational, or scientific organization that is described in Section 501(c)(3) of the Internal Revenue Code under which employees are permitted to take advantage of the federal income tax deferral benefits provided for in Section 403(b) of the Code. It is advisable for an investor considering the funding of any retirement plan to consult with an attorney or to obtain advice from a competent retirement plan consultant.

Telephone Redemption and Exchange Privileges

      As discussed in the Prospectus, the telephone redemption and exchange privileges are available for all shareholder accounts; however, retirement accounts may not utilize the telephone redemption privilege. The telephone privileges may be modified or terminated at any time. The privileges are subject to the conditions and provisions set forth below and in the Prospectus.

(1) Telephone redemption and/or exchange instructions received in good order before the pricing of a Fund on any day on which the New York Stock Exchange is open for business (a "Business Day"), but not later than 4:00 p.m. eastern time, will be processed at that day's closing net asset value. For each exchange, the shareholder's account may be charged an exchange fee. There is no fee for telephone redemption; however, redemptions of Class A and Class B shares may be subject to a contingent deferred sales charge (See "Redemption of Shares" in the Prospectus).

(2) Telephone redemption and/or exchange instructions should be made by dialing 1-800-992-0180 and selecting option 3.

(3) ING Funds will not permit exchanges in violation of any of the terms and conditions set forth in the Funds' Prospectus or herein.

(4) Telephone redemption requests must meet the following conditions to be accepted by ING Funds :

      (a) Proceeds of the redemption may be directly deposited into a predetermined bank account, or mailed to the current address on the registration. This address cannot reflect any change within the previous thirty (30) days.

      (b) Certain account information will need to be provided for verification purposes before the redemption will be executed.

      (c) Only one telephone redemption (where proceeds are being mailed to the address of record) can be processed with in a 30 day period.

      (d) The maximum amount which can be liquidated and sent to the address of record at any one time is $100,000.

      (e) The minimum amount which can be liquidated and sent to a predetermined bank account is $5,000.

(5) If the exchange involves the establishment of a new account, the dollar amount being exchanged must at least equal the minimum investment requirement of the ING Fund being acquired.

(6) Any new account established through the exchange privilege will have the same account information and options except as stated in the Prospectus.

(7) Certificated shares cannot be redeemed or exchanged by telephone but must be forwarded to ING Investments at P.O. Box 419368, Kansas City, MO 64141 and deposited into your account before any transaction may be processed.

(8) If a portion of the shares to be exchanged are held in escrow in connection with a Letter of Intent, the smallest number of full shares of the ING Fund to be purchased on the exchange having the same aggregate net asset value as the shares being exchanged shall be substituted in the escrow account. Shares held in escrow may not be redeemed until the Letter of Intent has expired and/or the appropriate adjustments have been made to the account.

(9) Shares may not be exchanged and/or redeemed unless an exchange and/or redemption privilege is offered pursuant to the Funds' then-current prospectus.

(10) Proceeds of a redemption may be delayed up to fifteen (15) days or longer until the check used to purchase the shares being redeemed has been paid by the bank upon which it was drawn.

Systematic Withdrawal Plan

      You may elect to make periodic withdrawals from your account in any fixed amount in excess of $100 ($1,000 in the case of Class Q) to yourself, or to anyone else you properly designate, as long as the account has a current value of at least $10,000 ($250,000 in the case of Class Q). To establish a systematic cash withdrawal, complete the Systematic Withdrawal Plan section of the Account Application. To have funds deposited to your bank account, follow the instructions on the Account Application. You may elect to have monthly, quarterly, semi-annual or annual payments. Redemptions are normally processed on the fifth day prior to the end of the month, quarter or year. Checks are then mailed or proceeds are forwarded to your bank account on or about the first of the following month. You may change the amount, frequency and payee, or terminate the plan by giving written notice to the Transfer Agent. A Systematic Withdrawal Plan may be modified at any time by the Fund or terminated upon written notice by the relevant Fund.

      During the withdrawal period, you may purchase additional shares for deposit to your account, subject to any applicable sales charge, if the additional purchases are equal to at least one year's scheduled withdrawals, or $1,200 ($12,000 in the case of Class Q), whichever is greater. There are no separate charges to you under this Plan, although a CDSC may apply if you purchased Class A, B or C shares. Shareholders who elect to have a systematic cash withdrawal must have all dividends and capital gains reinvested. As shares of a Fund are redeemed under the Plan, you may realize a capital gain or loss for income tax purposes.

                                  DISTRIBUTIONS

      As noted in the Prospectus, shareholders have the privilege of reinvesting both income dividends and capital gains distributions, if any, in additional shares of a respective class of a Fund at the then current net asset value, with no sales charge. The Funds' management believes that most investors desire to take advantage of this privilege. It has therefore made arrangements with its Transfer Agent to have all income dividends and capital gains distributions that are declared by the Funds automatically reinvested for the account of each shareholder. A shareholder may elect at any time by writing to the Fund or the Transfer Agent to have subsequent dividends and/or distributions paid in cash. In the absence of such an election, each purchase of shares of a class of a Fund is made upon the condition and understanding that the Transfer Agent is automatically appointed the shareholder's agent to receive his dividends and distributions upon all shares registered in his name and to reinvest them in full and fractional shares of the respective class of the Fund at the applicable net asset value in effect at the close of business on the reinvestment date. A shareholder may still at any time after a purchase of Fund shares request that dividends and/or capital gains distributions be paid to him in cash.

                               TAX CONSIDERATIONS

      The following discussion summarizes certain U.S. federal tax considerations generally affecting the ING Funds and its shareholders. This discussion does not provide a detailed explanation of all tax consequences, and shareholders are advised to consult their own tax advisers with respect to the particular federal, state, local and foreign tax consequences to them of an investment in the Funds. This discussion is based on the Internal Revenue Code of 1986, as amended (the "Code"), Treasury Regulations issued thereunder, and judicial and administrative authorities as in effect on the date of this Statement of Additional Information, all of which are subject to change, which change may be retroactive.

      Each Fund intends to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"). To so qualify, each Fund must, among other things: (a) derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities and gains from the sale or other disposition of foreign currencies, or other income (including gains from options, futures contracts and forward contracts) derived with respect to the Fund's business of investing in stocks, securities or currencies; (b) diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the value of the Fund's total assets is represented by cash and cash items, U.S. Government securities, securities of other regulated investment companies, and other securities, with such other securities limited in respect of any one issuer to an amount not greater in value than 5% of the Fund's total assets and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund's total assets is invested in the securities (other than U.S. Government securities or securities of other regulated investment companies) of any one issuer or of any two or more issuers that the Fund controls and that are determined to be engaged in the same business or similar or related businesses; and (c) distribute at least 90% of its investment company taxable income (which includes, among other items, dividends, interest and net short-term capital gains in excess of net long-term capital losses) each taxable year.

      The U.S. Treasury Department is authorized to issue regulations providing that foreign currency gains that are not directly related to a Fund's principal business of investing in stock or securities (or options and futures with respect to stock or securities) will be excluded from the income which qualifies for purposes of the 90% gross income requirement described above. To date, however, no such regulations have been issued.

      The status of the ING Funds as regulated investment companies does not involve government supervision of management or of their investment practices or policies. As a regulated investment company, a Fund generally will be relieved of liability for U.S. federal income tax on that portion of its investment company taxable income and net realized capital gains which it distributes to its shareholders. Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement also are subject to a nondeductible 4% excise tax. To prevent application of the excise tax, each Fund currently intends to make distributions in accordance with the calendar year distribution requirement.

Tax Loss Carry-Forwards

      Tax loss carry-forwards were the following as of October 31, 2001(1):

      ----------------------------------------------------------------------
                    Fund                   Amount       Expiration Dates
                    ----                   ------       ----------------

      Asia-Pacific Equity Fund           $25,917,423      2006 to 2009

      Emerging Countries Fund            $80,186,243      2006 to 2009

      European Equity Fund                $673,633            2009

      Global Communications Fund         $64,104,971      2008 to 2009

      Global Technology Fund             $61,991,041          2009

      International Core Growth Fund     $9,678,221           2009

      International Fund                 $11,054,933          2009

      International SmallCap Growth     $180,545,805      2008 to 2009
      Fund

      International Value Fund               --                --

      Precious Metals Fund               $89,116,544      2002 to 2009

      Russia Fund                        $72,439,571      2006 to 2009

      Worldwide Growth Fund             $149,013,843      2008 to 2009

---------------
(1) Global Real Estate Fund does not have tax loss carry-forwards for the fiscal year ended October 31, 2001 because the Fund is new.

Distributions

      Dividends of investment company taxable income (including net short-term capital gains) are taxable to shareholders as ordinary income. Distributions of investment company taxable income may be eligible for the corporate dividends-received deduction to the extent attributable to a Fund's dividend income from U.S. corporations, and if other applicable requirements are met. However, the alternative minimum tax applicable to corporations may reduce the benefit of the dividends-received deduction. Distributions of net capital gains (the excess of net long-term capital gains over net short-term capital losses) designated by a Fund as capital gain dividends are not eligible for the dividends-received deduction and will generally be taxable to shareholders as long-term capital gains, regardless of the length of time the Fund's shares have been held by a shareholder. Net capital gains from assets held for one year or less will be taxed as ordinary income. Generally, dividends and distributions are taxable to shareholders, whether received in cash or reinvested in shares of a Fund. Any distributions that are not from a Fund's investment company taxable income or net capital gain may be characterized as a return of capital to shareholders or, in some cases, as capital gain. Shareholders will be notified annually as to the federal tax status of dividends and distributions they receive and any tax withheld thereon.

      Dividends, including capital gain dividends, declared in October, November, or December with a record date in such month and paid during the following January will be treated as having been paid by a Fund and received by shareholders on December 31 of the calendar year in which declared, rather than the calendar year in which the dividends are actually received.

      Distributions by a Fund reduce the net asset value of the Fund shares. Should a distribution reduce the net asset value below a shareholder's cost basis, the distribution nevertheless may be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implication of buying shares just prior to a distribution by a Fund. The price of shares purchased at that time includes the amount of the forthcoming distribution, but the distribution will generally be taxable to them.

Original Issue Discount

      Certain debt securities acquired by a Fund may be treated as debt securities that were originally issued at a discount. Original issue discount can generally be defined as the difference between the price at which a security was issued and its stated redemption price at maturity. Although no cash income is actually received by the Fund, original issue discount that accrues on a debt security in a given year generally is treated for federal income tax purposes as interest and, therefore, such income would be subject to the distribution requirements of the Code.

      Some of the debt securities may be purchased by a Fund at a discount which exceeds the original issue discount on such debt securities, if any. This additional discount represents market discount for federal income tax purposes. The gain realized on the disposition of any taxable debt security having market discount generally will be treated as ordinary income to the extent it does not exceed the accrued market discount on such debt security. Generally, market discount accrues on a daily basis for each day the debt security is held by a Fund at a constant rate over the time remaining to the debt security's maturity or, at the election of a Fund, at a constant yield to maturity which takes into account the semi-annual compounding of interest.

Foreign Currency Transactions

      Under the Code, gains or losses attributable to fluctuations in foreign currency exchange rates which occur between the time a Fund accrues income or other receivable or accrues expenses or other liabilities denominated in a foreign currency and the time a Fund actually collects such receivable or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain financial contracts and options, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains and losses, referred to under the Code as "section 988" gains and losses, may increase or decrease the amount of a Fund's net investment income to be distributed to its shareholders as ordinary income.

Passive Foreign Investment Companies

      A Fund may invest in stocks of foreign companies that are classified under the Code as passive foreign investment companies ("PFICs"). In general, a foreign company is classified as a PFIC if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. Under the PFIC rules, an "excess distribution" received with respect to PFIC stock is treated as having been realized ratably over the period during which a Fund held the PFIC stock. A Fund itself will be subject to tax on the portion, if any, of the excess distribution that is allocated to that Fund's holding period in prior taxable years (and an interest factor will be added to the tax, as if the tax had actually been payable in such prior taxable years) even though the Fund distributes the corresponding income to shareholders. Excess distributions include any gain from the sale of PFIC stock as well as certain distributions from a PFIC. All excess distributions are taxable as ordinary income.

      A Fund may be able to elect alternative tax treatment with respect to PFIC stock. Under an election that currently may be available, a Fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether any distributions are received from the PFIC. If this election is made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply. Alternatively, another election may be available that involves marking to market the Funds' PFIC stock at the end of each taxable year with the result that unrealized gains are treated as though they were realized and are reported as ordinary income; any mark-to-market losses, as well as loss from an actual disposition of PFIC stock, are reported as ordinary loss to the extent of any net mark-to-market gains included in income in prior years.

Foreign Withholding Taxes

      Income received by a Fund from sources within foreign countries may be subject to withholding and other income or similar taxes imposed by such countries. If more than 50% of the value of a Fund's total assets at the close of its taxable year consists of securities of foreign corporations, that Fund will be eligible and may elect to "pass through" to the Fund's shareholders the amount of foreign income and similar taxes paid by that Fund. Pursuant to this election, a shareholder will be required to include in gross income (in addition to taxable dividends actually received) his pro rata share of the foreign taxes paid by a Fund, and will be entitled either to deduct (as an itemized deduction) his pro rata share of foreign income and similar taxes in computing his taxable income or to use it as a foreign tax credit against his U.S. federal income tax liability, subject to limitations. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions, but such a shareholder may be eligible to claim the foreign tax credit (see below). Each shareholder will be notified within 60 days after the close of the relevant Fund's taxable year whether the foreign taxes paid by the Fund will "pass through" for that year.

      Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder's U.S. tax attributable to his foreign source taxable income. For this purpose, if the pass-through election is made, the source of a Fund's income flows through to its shareholders. With respect to a Fund, gains from the sale of securities will be treated as derived from U.S. sources and certain currency fluctuation gains, including fluctuation gains from foreign currency denominated debt securities, receivables and payables, will be treated as ordinary income derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income (as defined for purposes of the foreign tax credit), including the foreign source passive income passed through by a Fund. Shareholders may be unable to claim a credit for the full amount of their proportionate share of the foreign taxes paid by a Fund. The foreign tax credit limitation rules do not apply to certain electing individual taxpayers who have limited creditable foreign taxes and no foreign source income other than passive investment-type income. The foreign tax credit is eliminated with respect to foreign taxes withheld on dividends if the dividend-paying shares or the shares of the Fund are held by the Fund or the shareholders, as the case may be, for less than 16 days (46 days in the case of preferred shares) during the 30-day period (90-day period for preferred shares) beginning 15 days (45 days for preferred shares) before the shares become ex-dividend. Foreign taxes may not be deducted in computing alternative minimum taxable income and the foreign tax credit can be used to offset only 90% of the alternative minimum tax (as computed under the Code for purposes of this limitation) imposed on corporations and individuals. If a Fund is not eligible to make the election to "pass through" to its shareholders its foreign taxes, the foreign income taxes it pays generally will reduce investment company taxable income and the distributions by a Fund will be treated as United States source income.

Options and Hedging Transactions

      The taxation of equity options (including options on narrow-based stock indices) and over-the-counter options on debt securities is governed by Code
Section 1234. Pursuant to Code Section 1234, with respect to a put or call option that is purchased by a Fund, if the option is sold, any resulting gain or loss will be a capital gain or loss, and will be short-term or long term, depending upon the holding period of the option. If the option expires, the resulting loss is a capital loss and is short-term or long-term, depending upon the holding period of the option. If the option is exercised, the cost of the option, in the case of a call option, is added to the basis of the purchased security and, in the case of a put option, reduces the amount realized on the underlying security in determining gain or loss.

      Certain options and financial contracts in which the Funds may invest are "section 1256 contracts." Gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses ("60/40"); however, foreign currency gains or losses (as discussed below) arising from certain section 1256 contracts may be treated as ordinary income or loss. Also, section 1256 contracts held by a Fund at the end of each taxable year (and on certain other dates as prescribed under the Code) are "marked-to-market" with the result that unrealized gains or losses are treated as though they were realized.

      Generally, the hedging transactions undertaken by a Fund may result in "straddles" for U.S. federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by a Fund. In addition, losses realized by a Fund on positions that are part of the straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences to a Fund of hedging transactions are not entirely clear. The hedging transactions may increase the amount of short-term capital gain realized by a Fund which is taxed as ordinary income when distributed to shareholders.

      A Fund may make one or more of the elections available under the Code which are applicable to straddles. If a Fund makes any of the elections, the amount, character, and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.

      Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders and which will be taxed to shareholders as ordinary income or long-term capital gain may be increased or decreased as compared to a fund that did not engage in such hedging transactions.

      Notwithstanding any of the foregoing, a Fund may recognize gain (but not loss) from a constructive sale of certain "appreciated financial positions" if the Fund enters into a short sale, notional principal contract, futures or forward contract transaction with respect to the appreciated position or substantially identical property. Appreciated financial positions subject to this constructive sale treatment are interests (including options, futures and forward contracts and short sales) in stock, partnership interests, certain actively traded trust instruments and certain debt instruments. Constructive sale treatment does not apply to certain transactions closed in the 90-day period ending with the 30th day after the close of the Fund's taxable year, if certain conditions are met.

      Requirements relating to each Fund's tax status as a regulated investment company may limit the extent to which a Fund will be able to engage in transactions in options and foreign currency forward contracts.

Short Sales Against the Box

      If a Fund sells short "against the box," unless certain constructive sale rules (discussed above) apply, it may realize a capital gain or loss upon the closing of the sale. Such gain or loss generally will be long- or short-term depending upon the length of time the Fund held the security which it sold short. In some circumstances, short sales may have the effect of reducing an otherwise applicable holding period of a security in the portfolio. The constructive sale rule, however, alters this treatment by treating certain short sales against the box and other transactions as a constructive sale of the underlying security held by the Fund, thereby requiring current recognition of gain, as described more fully under "Options and Hedging Transactions" above. Similarly, if a Fund enters into a short sale of property that becomes substantially worthless, the Fund will recognize gain at that time as though it had closed the short sale. Future Treasury regulations may apply similar treatment to other transactions with respect to property that becomes substantially worthless.

Other Investment Companies

      It is possible that by investing in other investment companies, a Fund may not be able to meet the calendar year distribution requirement and may be subject to federal income and excise tax. The diversification and distribution requirements applicable to each Fund may limit the extent to which each Fund will be able to invest in other investment companies.

Sale or Other Disposition of Shares

      Upon the sale or exchange of his shares, a shareholder will realize a taxable gain or loss depending upon his basis in the shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands, which generally may be eligible for reduced Federal tax rates, depending on the shareholder's holding period for the shares. Any loss realized on a sale or exchange will be disallowed to the extent that the shares disposed of are replaced (including replacement through the reinvesting of dividends and capital gain distributions in a Fund) within a period of 61 days beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on the sale of a Fund's shares held by the shareholder for six months or less will be treated for federal income tax purposes as a long-term capital loss to the extent of any distributions of capital gain dividends received by the shareholder with respect to such shares.

      In some cases, shareholders will not be permitted to take sales charges into account for purposes of determining the amount of gain or loss realized on the disposition of their shares. This prohibition generally applies where (1) the shareholder incurs a sales charge in acquiring the stock of a regulated investment company, (2) the stock is disposed of before the 91st day after the date on which it was acquired, and (3) the shareholder subsequently acquires shares of the same or another regulated investment company and the otherwise applicable sales charge is reduced or eliminated under a "reinvestment right" received upon the initial purchase of shares of stock. In that case, the gain or loss recognized will be determined by excluding from the tax basis of the shares exchanged all or a portion of the sales charge incurred in acquiring those shares. This exclusion applies to the extent that the otherwise applicable sales charge with respect to the newly acquired shares is reduced as a result of having incurred a sales charge initially. Sales charges affected by this rule are treated as if they were incurred with respect to the stock acquired under the reinvestment right. This provision may be applied to successive acquisitions of stock.

Backup Withholding

      Each Fund generally will be required to withhold federal income tax at a rate of 31% ("backup withholding") from dividends paid, capital gain distributions, and redemption proceeds to shareholders if (1) the shareholder fails to furnish a Fund with the shareholder's correct taxpayer identification number or social security number and to make such certifications as a Fund may require, (2) the IRS notifies the shareholder or a Fund that the shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (3) when required to do so, the shareholder fails to certify that he is not subject to backup withholding. Any amounts withheld may be credited against the shareholder's federal income tax liability.

Foreign Shareholders

      Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder"), depends on whether the income from the Fund is "effectively connected" with a U.S. trade or business carried on by such shareholder. If the income from the Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, ordinary income dividends (including distributions of any net short term capital gains) will be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) upon the gross amount of the dividend. Such a foreign shareholder would generally be exempt from U.S. federal income tax on gains realized on the sale of shares of the Fund, and distributions of net long term capital gains that are designated as capital gain dividends. If the income from the Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends and any gains realized upon the sale of shares of the Fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations.

      The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund, including the applicability of foreign taxes.

Other Taxes

      Distributions also may be subject to state, local and foreign taxes. U.S. tax rules applicable to foreign investors may differ significantly from those outlined above. This discussion does not purport to deal with all of the tax consequences applicable to shareholders. Shareholders are advised to consult their own tax advisers for details with respect to the particular tax consequences to them of an investment in a Fund.

Purchases In-Kind of the International Value Fund

      Investors may, subject to the approval of the International Value Fund, the Investment Adviser and Brandes, purchase shares of the International Value Fund with liquid securities that are eligible for purchase by the Fund and that have a value that is readily ascertainable. These transactions will be effected only if the Investment Adviser or Brandes intends to retain the securities in the Fund as an investment. The Fund reserves the right amend or terminate this practice at any time.

Redemptions

      The right to redeem shares may be suspended and payment therefor postponed during periods when the New York Stock Exchange is closed, other than customary weekend and holiday closings, or, if permitted by rules of the SEC, during periods when trading on the Exchange is restricted, during any emergency that makes it impracticable for any Fund to dispose of its securities or to determine fairly the value of its net assets, or during any other period permitted by order of the SEC for the protection of investors. Furthermore, the Transfer Agent will not mail redemption proceeds until checks received for shares purchased have cleared, but payment will be forwarded immediately upon the funds becoming available. Shareholders will be subject to the applicable deferred sales charge, if any, for their shares at the time of redemption.

Exchanges

      The following conditions must be met for all exchanges among the Funds and the Money Market Portfolio: (i) the shares that will be acquired in the exchange (the "Acquired Shares") are available for sale in the shareholder's state of residence; (ii) the Acquired shares will be registered to the same shareholder account as the shares to be surrendered (the "Exchanged Shares"); (iii) the Exchanged Shares must have been held in the shareholder's account for at least 30 days prior to the exchange; (iv) except for exchanges into the Money Market Portfolio, the account value of the Fund whose shares are to be acquired must equal or exceed the minimum initial investment amount required by that Fund after the exchange is implemented; and (v) a properly executed exchange request has been received by the Transfer Agent.

      Each Fund reserves the right to delay the actual purchase of the Acquired Shares for up to five business days if it determines that it would be disadvantaged by an immediate transfer of proceeds from the redemption of Exchanged Shares. Normally, however, the redemption of Exchanged Shares and the purchase of Acquired Shares will take place on the day that the exchange request is received in proper form. Each Fund reserves the right to terminate or modify its exchange privileges at any time upon prominent notice to shareholders. Such notice will be given at least 60 days in advance. It is the policy of ING to discourage and prevent frequent trading by shareholders among the Funds in response to market fluctuations. Accordingly, in order to maintain a stable asset base in each Fund and to reduce administrative expenses borne by each Fund, ING reserves the right to reject any exchange request.

      If you exchange into ING Senior Income Fund, your ability to sell or liquidate your investment will be limited. ING Senior Income Fund is a closed-end interval fund and does not redeem its shares on a daily basis, and it is not expected that a secondary market for the fund's shares will develop, so you will not be able to sell them through a broker or other investment professional. To provide a measure of liquidity, the fund will normally make monthly repurchase offers of 5% of its outstanding common shares. If more than 5% of the fund's common shares are tendered, you may not be able to completely liquidate your holdings in any one month. You also would not have liquidity between these monthly repurchase dates. Investors exercising the exchange privilege should carefully review the prospectus of that fund. Investors may obtain a copy of the ING Senior Income Fund prospectus or any other ING Fund prospectus by calling (800) 992-0180.

      You are not required to pay an applicable CDSC upon an exchange from any ING Fund into the ING Senior Income Fund. However, if you exchange into the ING Senior Income Fund and subsequently offer your common shares for repurchase by that fund, the CDSC will apply from the original ING Fund from which you exchanged. The time period for application of the CDSC will be calculated based on the first date you acquired your shares in the original ING Fund.

Conversion Feature

      Class B shares of each Fund will automatically convert to Class A shares without a sales charge at the relative NAVs of each of the classes after eight years from the acquisition of the Class B shares, and as a result, will thereafter be subject to the lower distribution fee (but same service fee) under the Class A Rule 12b-1 plan for each Fund.

                         CALCULATION OF PERFORMANCE DATA

Average Annual Total Return Information

      Each Fund may, from time to time, include "total return" in advertisements or reports to shareholders or prospective investors. Quotations of average annual total return will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in a Fund over periods of 1, 5 and 10 years (up to the life of the Fund), calculated pursuant to the following formula which is prescribed by the SEC:


                                 P(1 + T)n = ERV

Where:
      P   = a hypothetical initial payment of $1,000,
      T   = the average annual total return,
      n   = the number of years, and
      ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period.

      All total return figures assume that all dividends are reinvested when paid.

      From time to time, a Fund may advertise its average annual total return over various periods of time. These total return figures show the average percentage change in value of an investment in the Fund from the beginning date of the measuring period. These figures reflect changes in the price of the Fund's shares and assume that any income dividends and/or capital gains distributions made by the Fund during the period were reinvested in shares of the Fund. Figures will be given for one, five and ten year periods (if applicable) and may be given for other periods as well (such as from commencement of the Fund's operations, or on a year-by-year basis).

Average Annual Total Return (After Taxes On Distributions) Quotation

      Each Fund may, from time to time, include "total return after taxes on distributions" in advertisements or reports to shareholders or prospective investors. Quotations of average annual total return after taxes on distributions will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in a Fund over periods of 1, 5 and 10 years (up to the life of the Fund), calculated pursuant to the following formula which is prescribed by the SEC:

                                         P(1 + T)n = ATVD

Where:
      P   = a hypothetical initial payment of $1,000,
      T   = the average annual total return (after taxes on distributions),
      n   = the number of years, and
      ATVD = ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods (or fractional portion), after taxes on fund distributions but not after taxes on redemptions.

      All total return figures assume that all dividends are reinvested when paid. Taxes are calculated using the highest individual marginal federal income tax rates in effect on the reinvestment date. The rates used correspond to the character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gain distributions, and long-term capital gain rate for long-term capital gain distributions). The calculations do not consider any potential tax liabilities other than federal tax liability.

      From time to time, a Fund may advertise its average annual total return over various periods of time. These total return figures show the average percentage change in value of an investment in the Fund from the beginning date of the measuring period. These figures reflect changes in the price of the Fund's shares and assume that any income dividends and/or capital gains distributions made by the Fund during the period were reinvested in shares of the Fund. Figures will be given for one, five and ten year periods (if applicable) and may be given for other periods as well (such as from commencement of the Fund's operations, or on a year-by-year basis).

Average Annual Total Return (After Taxes on Distributions and Redemption) Quotation

      Each Fund may, from time to time, include "total return after taxes on distributions and redemption" in advertisements or reports to shareholders or prospective investors. Quotations of average annual total return after taxes on distributions and redemption will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in a Fund over periods of 1, 5 and 10 years (up to the life of the Fund), calculated pursuant to the following formula which is prescribed by the SEC:

                                P(1 + T)n = ATVDR

Where:
      P   = a hypothetical initial payment of $1,000,
      T   = the average annual total return (after taxes on distributions),
      n   = the number of years, and
      ATVDR = ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods (or fractional portion), after taxes on fund distributions and redemption.

      All total return figures assume that all dividends are reinvested when paid. Taxes are calculated using the highest individual marginal federal income tax rates in effect on the reinvestment date. The rates used correspond to the character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gain distributions, and long-term capital gain rate for long-term capital gain distributions). The ending value is determined by subtracting capital gain taxes resulting from the redemption and adding the tax benefit from capital losses resulting from the redemption. The calculations do not consider any potential tax liabilities other than federal tax liability.

      From time to time, a Fund may advertise its average annual total return over various periods of time. These total return figures show the average percentage change in value of an investment in the Fund from the beginning date of the measuring period. These figures reflect changes in the price of the Fund's shares and assume that any income dividends and/or capital gains distributions made by the Fund during the period were reinvested in shares of the Fund. Figures will be given for one, five and ten year periods (if applicable) and may be given for other periods as well (such as from commencement of the Fund's operations, or on a year-by-year basis).

      Quotations of yield for the other Funds will be based on all investment income per share earned during a particular 30-day period (including dividends and interest), less expenses accrued during the period ("net investment income") and are computed by dividing net investment income by the maximum offering price per share on the last day of the period, according to the following formula:

                                        a-b
                             Yield = 2[(--- + 1)6 - 1]
                                        c-d

where

   a =   dividends and interest earned during the period,
   b =   expenses accrued for the period (net of reimbursements),
   c = the average daily number of shares outstanding during the period that were entitled to receive dividends, and
   d =   the maximum offering price per share on the last day of the period.

      Under this formula, interest earned on debt obligations for purposes of "a" above, is calculated by (1) computing the yield to maturity of each obligation held by the Fund based on the market value of the obligation (including actual accrued interest) at the close of business on the last day of each month, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest), (2) dividing that figure by 360 and multiplying the quotient by the market value of the obligation (including actual accrued interest as referred to above) to determine the interest income on the obligation for each day of the subsequent month that the obligation is in the Fund's portfolio (assuming a month of 30 days) and (3) computing the total of the interest earned on all debt obligations and all dividends accrued on all equity securities during the 30-day or one month period. In computing dividends accrued, dividend income is recognized by accruing 1/360 of the stated dividend rate of a security each day that the security is in the Fund's portfolio. For purposes of "b" above, Rule 12b-1 Plan expenses are included among the expenses accrued for the period. Any amounts representing sales charges will not be included among these expenses; however, the Fund will disclose the maximum sales charge as well as any amount or specific rate of any nonrecurring account charges. Undeclared earned income, computed in accordance with generally accepted accounting principles, may be subtracted from the maximum offering price calculation required pursuant to "d" above.

      A Fund may also from time to time advertise its yield based on a 30-day or 90-day period ended on a date other than the most recent balance sheet included in the Fund's Registration Statement, computed in accordance with the yield formula described above, as adjusted to conform with the differing period for which the yield computation is based. Any quotation of performance stated in terms of yield (whether based on a 30-day or 90-day period) will be given no greater prominence than the information prescribed under SEC rules. In addition, all advertisements containing performance data of any kind will include a legend disclosing that such performance data represents past performance and that the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

      A Fund may also publish a distribution rate in sales literature and in investor communications preceded or accompanied by a copy of the current Prospectus. The current distribution rate for a Fund is the annualization of the Fund's distribution per share divided by the maximum offering price per share of a Fund at the respective month-end. The current distribution rate may differ from current yield because the distribution rate may contain items of capital gain and other items of income, while yield reflects only earned net investment income. In each case, the yield, distribution rates and total return figures will reflect all recurring charges against Fund income and will assume the payment of the maximum sales load, including any applicable contingent deferred sales charge.

Additional Performance Quotations

      Advertisements of total return will always show a calculation that includes the effect of the maximum sales charge but may also show total return without giving effect to that charge. Because these additional quotations will not reflect the maximum sales charge payable, these performance quotations will be higher than the performance quotations that reflect the maximum sales charge.

      Total returns and yields are based on past results and are not necessarily a prediction of future performance.

                             PERFORMANCE COMPARISONS

      In reports or other communications to shareholders or in advertising material, a Fund may compare the performance of its Class A, Class B, Class C, Class I, Class M, and Class Q shares with that of other mutual funds as listed in the rankings prepared by Lipper Analytical Services, Inc., Morningstar, Inc., CDA Technologies, Inc., Value Line, Inc. or similar independent services that monitor the performance of mutual funds or with other appropriate indexes of investment securities. In addition, certain indexes may be used to illustrate historic performance of select asset classes. The performance information may also include evaluations of the Funds published by nationally recognized ranking services and by financial publications that are nationally recognized, such as Business Week, Forbes, Fortune, Institutional Investor, Money and The Wall Street Journal. If a Fund compares its performance to other funds or to relevant indexes, the Fund's performance will be stated in the same terms in which such comparative data and indexes are stated, which is normally total return rather than yield. For these purposes the performance of the Fund, as well as the performance of such investment companies or indexes, may not reflect sales charges, which, if reflected, would reduce performance results.

      The average annual total returns, including sales charges, for each class of shares of each Fund for the one-, five-, and ten-year periods ended October 31, 2001, if applicable, and for classes that have not been in operation for ten years, the average annual total return for the period from commencement of operations to October 31, 2001, is as follows:

                                                          Since      Inception
                                1 Year   5 Year  10 Year  Inception    Date
                                ------   ------  -------  ---------  ---------
Asia-Pacific Equity Fund
------------------------
Class A                         -37.40   -21.00    --       -17.14       9/1/95
Class A (after taxes on         -37.86   -21.11    --       -17.26
distributions)
Class A (After taxes on         -22.64   -14.92    --       -12.13
distributions and sale of
fund shares)
Class B                         -37.14   -20.97    --       -16.96       9/1/95
Class M                         -36.06   -21.04    --       -17.25       9/1/95

International Core Growth Fund
------------------------------
Class A                         -30.79     --      --        5.11       2/28/97
Class A (after taxes on         -32.15     --      --        3.91
distributions)
Class A (After taxes on         -17.72     --      --        3.79
distributions and sale of
fund shares)
Class B                         -30.54     --      --        5.39       2/28/97
Class C                         -27.83     --      --        5.63       2/28/97
Class Q                         -26.26     --      --        6.76       2/28/97

Worldwide Growth Fund
---------------------
Class A                         -42.32    8.54     --       10.16       4/19/93
Class A (after taxes on         -43.17    4.86     --        7.68
distributions)
Class A (After taxes on         -25.32    5.88     --        7.69
distributions and sale of
fund shares)
Class B                         -42.12    8.88     --       10.46       5/31/95
Class C                         -39.78    9.14     --       10.23       4/19/93
Class Q                         -38.56   10.13     --       10.45       8/31/95

International SmallCap Growth
-----------------------------
Fund
Class A                         -38.08   14.49     --       11.65       8/31/94
Class A (after taxes on         -39.48   12.71     --       10.36
distributions)
Class A (After taxes on         -22.07   11.61     --        9.44
distributions and sale of
fund shares)
Class B                         -37.62   14.97     --       14.43       5/31/95
Class C                         -35.23   15.15     --       11.78       8/31/94
Class Q                         -34.11   16.14     --       15.33       8/31/95

Emerging Countries Fund
-----------------------
Class A                         -31.51   -4.40     --       -0.19       11/28/94
Class A (after taxes on         -31.51   -5.03     --       -0.71
distributions)
Class A (After taxes on         -19.19   -3.67     --       -0.35
distributions and sale of
fund shares)
Class B                         -31.34   -4.10     --        0.16       5/31/95
Class C                         -28.49   -3.74     --       -0.17       11/28/94
Class Q                         -27.01   -2.84     --        0.04       8/31/95

International Value Fund
------------------------
Class A                         -20.74   11.30     --       11.24       3/06/95
Class A (after taxes on         -23.28    9.57     --        9.91
distributions)
Class A (After taxes on         -10.90    8.86     --        9.04
distributions and sale of
fund shares)
Class B                         -20.17     --      --        9.55       4/17/97
Class C                         -17.25   11.85     --       11.49        3/06/95
Class I                           --       --      --       -11.09      6/18/01
Class Q                         -15.80   -11.68    --         --        1/24/00

Precious Metals Fund
--------------------
Class A(1)                      26.75    -13.57   -3.39                 12/3/75
Class A (after taxes on         26.67    -14.37   -4.11
distributions)
Class A (After taxes on         16.28    -10.35   -2.79
distributions and sale of
fund shares)

International Fund
------------------
Class A(1)                      -25.88    4.30     --        5.43       1/03/94
Class A (after taxes on         -27.70    0.24     --        2.50
distributions)
Class A (After taxes on         -14.71    2.23     --        3.46
distributions and sale of
fund shares)
Class B                         -25.33     --      --       -27.31      8/22/00
Class C                         -22.70     --      --       -21.81      9/15/00
Class I                           --       --      --         --
Class Q                           --       --      --       -18.10      2/26/01

Russia Fund
-----------
Class A(1)                       5.93    -1.89     --       -4.24        7/3/96
Class A (after taxes on          5.93    -3.31     --       -5.54
distributions)
Class A (After taxes on          3.61    -2.09     --       -3.86
distributions and sale of
fund shares)

European Equity Fund
--------------------
Class A                         -30.62     --      --       -8.18       12/15/98
Class A (after taxes on         -31.27     --      --       -8.84
distributions)
Class A (After taxes on         -17.74     --      --       -6.42
distributions and sale of
fund shares)
Class B                         -30.37     --      --       -7.83       12/15/98
Class C                         -27.64     --      --       -7.07       12/15/98

Global Technology Fund
----------------------
Class A                         -69.43     --      --       -5.77       12/15/98
Class A (after taxes on         -72.29     --      --       -9.37
distributions)
Class A (After taxes on         -36.34     --      --       -0.57
distributions and sale of
fund shares)
Class B                         -68.88     --      --       -5.07       12/15/98
Class C                         -68.11     --      --       -4.53       12/15/98

Global Communications Fund
--------------------------
Class A                         -77.55     --      --       -66.13       3/1/00
Class A (after taxes on         -77.55     --      --       -66.13
distributions)
Class A (After taxes on         -47.23     --      --       -48.40
distributions and sale of
fund shares)
Class B                         -77.52     --      --       -65.99       3/1/00
Class C                         -76.61     --      --       -65.15       3/1/00

Global Real Estate Fund
-----------------------
Class A                          N/A      N/A      N/A        --        11/1/01
Class A (after taxes on          N/A      N/A      N/A
distributions)
Class A (After taxes on          N/A      N/A      N/A
distributions and sale of
fund shares)
Class B                          N/A      N/A      N/A        --        11/1/01
Class C                          N/A      N/A      N/A        --        11/1/01
Class Q                          N/A      N/A      N/A        --        11/1/01

------------

(1) Prior to July 26, 2000, Lexington Management Corporation served as the adviser to the Fund and the Fund's shares were sold on a no-load basis. Effective July 26, 2000, the Fund's shares were classified as "Class A" shares.

      Reports and promotional literature may also contain the following information: (i) a description of the gross national or domestic product and populations, including but not limited to age characteristics, of various countries and regions in which a Fund may invest, as compiled by various organizations, and projections of such information; (ii) the performance of worldwide equity and debt markets; (iii) the capitalization of U.S. and foreign stock markets prepared or published by the International Finance Corporation, Morgan Stanley Capital International or a similar financial organization; (iv) the geographic distribution of a Fund's portfolio; (v) the major industries located in various jurisdictions; (vi) the number of shareholders in the Funds or other ING Funds and the dollar amount of the assets under management; (vii) descriptions of investing methods such as dollar-cost averaging, best day/worst day scenarios, etc.; (viii) comparisons of the average price to earnings ratio, price to book ratio, price to cash flow and relative currency valuations of the Funds and individual stocks in a Fund's portfolio, appropriate indices and descriptions of such comparisons; (ix) quotes from the Sub-Adviser of a Fund or other industry specialists; (x) lists or statistics of certain of a Fund's holdings including, but not limited to, portfolio composition, sector weightings, portfolio turnover rate, number of holdings, average market capitalization, and modern portfolio theory statistics; (xi) NASDAQ symbols for each class of shares of each Fund; and descriptions of the benefits of working with investment professionals in selecting investments.

      In addition, reports and promotional literature may contain information concerning the Investment Adviser, the Sub-Advisers, ING Capital, ING Funds Services, LLC. or affiliates of the Company, the Investment Adviser, the Sub-Advisers, ING Capital or ING Funds Services, LLC including: (i) performance rankings of other funds managed by the Investment Adviser or a Sub-Adviser, or the individuals employed by the Investment Adviser or a Sub-Adviser who exercise responsibility for the day-to-day management of a Fund, including rankings of mutual funds published by Lipper Analytical Services, Inc., Morningstar, Inc., CDA Technologies, Inc., or other rating services, companies, publications or other persons who rank mutual funds or other investment products on overall performance or other criteria; (ii) lists of clients, the number of clients, or assets under management; (iii) information regarding the acquisition of the ING Funds by ING Capital; (iv) the past performance of ING Capital and ING Funds;
(v) the past performance of other funds managed by the Investment Adviser; and
(vi) information regarding rights offerings conducted by closed-end funds managed by the Investment Adviser.

                               GENERAL INFORMATION

Capitalization and Voting Rights

      The authorized capital stock of Advisory Funds consists of 1,000,000,000 shares having par value of $.01 per share. The authorized capital of Mutual Funds and Mayflower Trust, is in each case an unlimited number of shares of beneficial interest. The authorized capital of International Fund consists of 500,000,000 shares having par value of $.001 per share. The authorized capital of Russia Fund consists of 500,000,000 shares having par value of $.001 per share. The authorized capital of Precious Metals Fund consists of 500,000,000 shares having par value of $.001 per share. The authorized capital of ING Funds Trust consists solely of an unlimited number of shares of beneficial interest with a par value of $0.001 each. Holders of shares of each Funds have one vote for each share held. All shares when issued are fully paid, non-assessable, and redeemable. Shares have no preemptive rights. All shares have equal voting, dividend and liquidation rights. Shares have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Directors/Trustees can elect 100% of the Directors/Trustees if they choose to do so, and in such event the holders of the remaining shares voting for the election of Directors/Trustees will not be able to elect any person or persons to the Board of Directors/Trustees. Generally, there will not be annual meetings of shareholders. There will normally be no meetings of shareholders for the purpose of electing Directors/Trustees unless and until such time as less than a majority of the Directors/Trustees holding office have been elected by shareholders, at which time the Directors/Trustees then in office will call a shareholders' meeting for the election of Directors/Trustees. Shareholders may, in accordance with a Fund's charter, cause a meeting, of shareholders to be held for the purpose of voting on the removal of Directors/Trustees. Meetings of the shareholders will be called upon written request of shareholders holding in the aggregate not less than 10% of the outstanding shares of the affected Fund or class having voting rights. Except as set forth above and subject to the 1940 Act, the Directors/Trustees will continue to hold office and appoint successor Directors/Trustees.

      The Board of Directors/Trustees may classify or reclassify any unissued shares into shares of any series by setting or changing in any one or more respects, from time to time, prior to the issuance of such shares, the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or qualifications of such shares. Any such classification or reclassification will comply with the provisions of the 1940 Act. The Board of Directors/Trustees may create additional series (or classes of series) of shares without shareholder approval. Any series or class of shares may be terminated by a vote of the shareholders of such series or class entitled to vote or by the Directors/Trustees of the Company by written notice to shareholders of such series or class. Shareholders may remove Directors/Trustees from office by votes cast at a meeting of shareholders or by written consent.

Custodian

      The cash and securities owned by each of the Funds are held by Brown Brothers Harriman & Co. 40 Water Street, Boston, Massachusetts 02109-3661, as Custodian, which takes no part in the decisions relating to the purchase or sale of a Fund's portfolio securities.

Legal Counsel

      Legal matters for each Company are passed upon by Dechert, 1775 Eye Street, N.W., Washington, D.C. 20006.

Independent Accountants

      PricewaterhouseCoopers LLP serves as the independent public accountants for the Funds. PricewaterhouseCoopers LLP provides audit services, tax return preparation and assistance and consultation in connection with review of SEC filings. PricewaterhouseCoopers LLP is located at 1670 Broadway, Suite 1000, Denver, CO 80202-4870. PricewaterhouseCoopers LLP will serve as independent accountants for the fiscal year 2002.

Other Information

      Each Company is registered with the SEC as an open-end management investment company. Such registration does not involve supervision of the management or policies of the Company by any governmental agency. The Prospectus and this SAI omit certain of the information contained in each Company's Registration Statement filed with the SEC and copies of this information may be obtained from the SEC upon payment of the prescribed fee or examined at the SEC in Washington, D.C. without charge.

      Investors in the Funds will be kept informed of their progress through semi-annual reports showing portfolio composition, statistical data and any other significant data, including financial statement audited by independent certified public accountants.

Reports to Shareholders

      Each Fund will send financial statements to its shareholders at least semiannually. An annual report containing financial statements audited by the independent accountants will be sent to shareholders each year.

Declaration of Trust

      Mayflower Trust is organized as Massachusetts business trust. The Declaration of Trust of this Fund provides that obligations of the Fund are not binding upon its Trustees, officers, employees and agents individually and that the Trustees, officers, employees and agents will not be liable to the trust or its investors for any action or failure to act, but nothing in the Declaration of Trust protects a Trustee, officer, employee or agent against any liability to the trust or its investors to which the Trustee, officer, employee or agent would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of his or her duties. The Declaration of Trust also provides that the debts, liabilities, obligations and expenses incurred, contracted for or existing with respect to the designated Fund shall be enforceable against the assets and property of such Fund only, and not against the assets or property of any other Fund or the investors therein.

                              FINANCIAL STATEMENTS

      The financial statements from the Funds' October 31, 2001 Annual Report are incorporated herein by reference. Copies of the Funds' Annual and Semi-Annual Reports may be obtained without charge by contacting ING Funds at 7337 E. Doubletree Ranch Road, Scottsdale, Arizona 85258, (800) 992-0180.